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MORGAN STANLEY

         MORGAN STANLEY
         INSTITUTIONAL FUND, INC.
         SEMI-ANNUAL REPORT
         JUNE 30, 1998
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        Institutional Fund, Inc.
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TABLE OF CONTENTS
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
President's Letter..........................          1
Performance Summary.........................          2
Managers' Reports and Statements of Net
  Assets by Portfolio:
Global and International Equity Portfolios:
  Active International Allocation (formerly
   Active Country Allocation)...............          4
  Asian Equity..............................         16
  Asian Real Estate.........................         21
  Emerging Markets..........................         26
  European Equity ..........................         37
  European Real Estate......................         43
  Global Equity ............................         48
  International Equity .....................         54
  International Magnum .....................         59
  International Small Cap...................         66
  Japanese Equity...........................         71
  Latin American............................         75
U.S. Equity Portfolios:
  Aggressive Equity.........................         79
  Emerging Growth...........................         85
  Equity Growth.............................         89
  Small Cap Value Equity....................         95
  Technology................................        100
  U.S. Equity Plus..........................        104
  U.S. Real Estate..........................        110
  Value Equity..............................        114
Balanced Portfolio..........................        118
Fixed Income Portfolios:
  Emerging Markets Debt.....................        123
  Fixed Income..............................        128
  Global Fixed Income.......................        132
  High Yield................................        136
  Municipal Bond............................        142
Money Market Portfolios:
  Money Market..............................        146
  Municipal Money Market....................        150
Statements of Operations....................        158
Statements of Changes in Net Assets.........        162
Statement of Cash Flows.....................        176
Financial Highlights .......................        177
Notes to Financial Statements...............        204
Officers and Directors .....................        213

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc. Prospectuses describe in detail each of the Portfolio's investment policies to the prospective investor. Please read the prospectuses carefully before you invest or send money.

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[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
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PRESIDENT'S LETTER
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FELLOW SHAREHOLDERS:

    We are pleased to provide the Fund's semi-annual report for the six months ended June 30, 1998. Our Fund currently offers 26 portfolios providing investors with a full array of global and domestic equity and fixed income products covering core strategies as well as more specialized portfolios. Together, the Fund's portfolios allow investors to meet specific investment needs or to allocate assets among different portfolios to implement an overall investment strategy.

    In this report you will find commentary, performance statistics and other useful information for each of the Fund's portfolios. Additionally, we have provided a performance summary for all portfolios on pages 2 and 3 of this report.

    The first half of 1998 witnessed a period of mixed performance in the aftermath of the Asian currency crisis which shook global capital markets in the fourth quarter of 1997. U.S. bonds briefly rallied as Asian markets continued to fall in January, as these assets are considered a safe haven in times of global market uncertainty. However, as Asian equity markets stabilized and began to rise, U.S. bond yields edged back up to the levels at which they started the year. In equity markets, investors quickly shrugged off the bad news in Asia amidst news of better than expected earnings growth and low inflation in the U.S. and Europe. In Europe, investors chose to focus on the positive impact European Monetary Union (EMU) was expected to have on Europe. The majority of European markets set record highs in the first quarter. The S&P 500 Index rose 14.0% in the first three months of 1998. Japan experienced a volatile first quarter, producing a strong return in January, only to lose much of the gains in March, and end the quarter slightly positive. The MSCI EAFE Index returned 14.7% during the first quarter, outpacing U.S. equity markets.

    After a strong first quarter, market gains were more moderate in the second quarter. Most of the weakness and uncertainty stemmed from Asia as the currency crisis countries experienced another leg down of economic contraction. Japan's economic troubles intensified, and the yen began to depreciate rapidly, threatening a broader round of competitive devaluations. The volatility in foreign markets was again positive for U.S. bonds, as another flight to quality ensued. U.S. equity markets experienced up and down months in the second quarter, as news from Asia turned for the worse, and uncertainty mounted regarding the prospects for future growth and the direction of U.S. interest rates. The S&P 500 Index gained 3.3% in the second quarter. International equity markets fared worse than the U.S., as the MSCI EAFE Index rose only 1.1% for the quarter. Most of the weakness in international equities stemmed from Japan and Asia ex-Japan, which fell 4.5% and 22.6%, respectively, during the quarter. European equities, the largest component of the MSCI EAFE Index, continued to outperform, returning 5.1% in the second quarter.

    At this writing, global equity markets have continued to weaken as the tug-of-war between U.S./European growth and Asian recession continues. Despite the favorable liquidity environment, we expect growth to slow in the U.S. and Europe, leading to accelerating earnings disappointments in the coming months. In volatile and uncertain markets, our managers will continue to stress the importance of closely adhering to investment strategies and styles in order to deliver superior long-term performance to our shareholders.

    The Fund has changed the name of the Active Country Allocation Portfolio to the Active International Allocation Portfolio in order to better reflect its investment objective. Managed by Ann Thivierge and Barton Biggs, the Portfolio invests in international equity markets, with emphasis placed on country versus individual stock selection. The Portfolio's A Shares returned 18.77% for the six months ended June 30, compared to 15.93% for its benchmark, the MSCI EAFE Index.

    Finally, the Small Cap Value Equity Portfolio and Balanced Portfolio were successfully merged into similar portfolios of the MAS Funds in July. Former shareholders of these Portfolios received shares in the respective MAS Funds portfolios as part of the merger. MAS Funds is managed by Miller Anderson & Sherrerd LLP, an affiliate of Morgan Stanley Asset Management Inc., the adviser to the Fund.

    We hope you find the enclosed report informative. As always, we very much appreciate your support of the Fund.

Sincerely,

      [SIGNATURE]

Michael F. Klein
PRESIDENT

August, 1998

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                                       1
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        Institutional Fund, Inc.
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PERFORMANCE SUMMARY (UNAUDITED)
JUNE 30, 1998
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
                                                     NET ASSETS       NET ASSET VALUE
                              INCEPTION DATES           (000)            PER SHARE            SIX MONTH TOTAL RETURN
                             ------------------  -------------------  ----------------  ----------------------------------
                                                                                                               COMPARABLE
                             CLASS A   CLASS B    CLASS A    CLASS B  CLASS A  CLASS B  CLASS A    CLASS B      INDICES
                             --------  --------  ----------  -------  -------  -------  --------   --------   ------------
GLOBAL AND INTERNATIONAL EQUITY
 PORTFOLIOS:
  Active International
   Allocation                 1/17/92   1/02/96  $  256,665  $  526   $12.34   $12.44     18.77 %    18.70 %     15.93%(1)
  Asian Equity                7/01/91   1/02/96      58,326   1,278     7.13     7.12   - 24.39    - 24.26     - 26.85(2)
  Asian Real Estate          10/01/97  10/01/97       3,024     263     5.63     5.66   - 29.09    - 29.51     - 26.96(20)
  Emerging Markets            9/25/92   1/02/96   1,331,023  11,661    11.10    11.10   - 14.42    - 14.48     - 15.84(3)
  European Equity             4/02/93   1/02/96     325,340   9,481    22.35    22.30     24.44      24.30       26.49(4)
  European Real Estate       10/01/97  10/01/97      47,684   3,631    11.01    11.00     15.65      15.55       10.23(21)
  Global Equity               7/15/92   1/02/96     196,145  10,628    21.12    21.00     14.04      13.76       16.64(5)
  International Equity        8/04/89   1/02/96   3,432,750   9,452    20.28    20.23     18.18      18.10       15.93(1)
  International Magnum        3/15/96   3/15/96     208,780  34,143    12.83    12.79     18.03      17.99       15.93(1)
  International Small Cap    12/15/92        --     322,557      --    18.38       --     17.75         --       13.77(22)
  Japanese Equity             4/25/94   1/02/96      63,378   1,586     6.18     6.14      4.92       4.60      - 2.61(6)
  Latin American              1/18/95   1/02/96      53,518   7,387     9.24     9.14   - 15.31    - 15.37     - 19.88(7)
U.S. EQUITY PORTFOLIOS:
  Aggressive Equity           3/08/95   1/02/96     223,039  23,033    17.87    17.80     13.25      13.23       17.71(9)
  Emerging Growth            11/01/89   1/02/96      70,339   1,428     9.21     9.09     19.30      19.14       20.66(8)
  Equity Growth               4/02/91   1/02/96     786,976  61,476    19.58    19.53     15.65      15.49       17.71(9)
  Small Cap Value Equity     12/17/92   1/02/96      42,472   7,156    12.22    12.17      8.72       8.56        5.66(10)
  Technology                  9/16/96   9/16/96      31,585   1,272    14.23    14.20     21.31      21.16       17.71(9)
  U.S. Equity Plus            7/31/97   7/31/97      31,504   1,138    11.84    11.83     14.84      14.74       17.71(9)
  U.S. Real Estate            2/24/95   1/02/96     329,871  18,776    14.49    14.43    - 5.23     - 5.43      - 5.03(11)
  Value Equity                1/31/90   1/02/96      96,806   2,457    15.03    14.99     10.78      10.68       17.71(9)
BALANCED PORTFOLIO            2/20/90   1/02/96       4,957     239     8.02     7.99      7.08       6.90       10.55(12)
FIXED INCOME PORTFOLIOS:
  Emerging Markets Debt       2/01/94   1/02/96     189,461   4,158     5.55     5.55    - 3.81     - 3.81      - 1.08(13)
  Fixed Income                5/15/91   1/02/96     205,720   4,198    11.05    11.06      3.91       3.84        3.93(14)
  Global Fixed Income         5/01/91   1/02/96      65,441     330    11.40    11.38      3.43       3.39        3.27(15)
  High Yield                  9/28/92   1/02/96     177,113  10,539    11.67    11.64      4.09       3.91        4.31(16)
  Municipal Bond              1/18/95   1/02/96      45,686      --    10.54       --      2.17         --        2.32(17)
MONEY MARKET PORTFOLIOS:
  Money Market               11/15/88        --   1,630,416      --     1.00       --      2.59         --          --
  Municipal Money Market      2/10/89        --     984,426      --     1.00       --      1.51         --          --

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
                                        YIELD INFORMATION AS OF JUNE 30, 1998
----------------------------------------------------------------------------------------------------------------------
                                30 DAY
                            CURRENT YIELD++                                7 DAY       7 DAY      30 DAY      30 DAY
                           -----------------                              CURRENT    EFFECTIVE    CURRENT   COMPARABLE
                           CLASS A   CLASS B                               YIELD+      YIELD+     YIELD++     YIELD
                           -------   -------                              --------   ----------   -------   ----------
FIXED INCOME PORTFOLIOS:                       MONEY MARKET PORTFOLIOS:
  Emerging Markets Debt     15.87%    15.59%     Money Market              5.14%       5.28%      5.16%      5.13%(18)
  Fixed Income               5.81      5.66      Municipal Money Market    3.17        3.22       3.16       3.13(19)
  Global Fixed Income        4.42      4.27
  High Yield                 9.06      8.79
  Municipal Bond             4.20        --

--------------------------------------------------------------------------------
 +The 7 day current yield and 7 day effective yield assume an annualization of the current yield at June 30, 1998 with all dividends reinvested. As with all money market portfolios, yields fluctuate as market conditions change and the 7 day yields are not necessarily indicative of future performance.

++The current 30 day yield reflects the net investment income generated by the Portfolio over a specified 30 day period expressed as an annual percentage. Expenses accrued for the 30 day period include any fees charged to all shareholders. Yields will fluctuate as market conditions change and are not necessarily indicative of future performance.

--------------------------------------------------------------------------------

                                       2
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
                                      FIVE-YEAR AVERAGE ANNUAL                      AVERAGE ANNUAL TOTAL
       ONE YEAR TOTAL RETURN                TOTAL RETURN                           RETURN SINCE INCEPTION
-----------------------------------  --------------------------  ----------------------------------------------------------
                       COMPARABLE                   COMPARABLE                   COMPARABLE                   COMPARABLE
 CLASS A    CLASS B      INDICES       CLASS A       INDICES       CLASS A    INDICES--CLASS A   CLASS B   INDICES--CLASS B
---------  ---------  -------------  ------------  ------------  -----------  ----------------  ---------  ----------------
   13.61%     13.44%      6.10%(1)    12.15%        10.03%(1)     10.91%             9.81%(1)      14.60%         9.39%(1)
 - 61.78    - 61.81    - 60.20(2)    - 9.29        - 9.17(2)     - 0.21            - 0.91(2)     - 30.64       - 28.45(2)
 - 43.22*   - 43.40*   - 51.73*(20)      --            --            --                --             --            --
 - 32.66    - 32.83    - 38.58(3)      2.83          0.38(3)       6.31              3.25(3)      - 2.57        - 9.80(3)
   27.73      27.46      37.06(4)     22.11         22.97(4)      22.28             22.00(4)       25.66         28.95(4)
   10.19*     10.05*     10.26*(21)      --            --            --                --             --            --
   20.82      20.37      17.03(5)     21.62         15.64(5)      20.86             15.42(5)       24.09         18.47(5)
   16.48      16.21       6.10(1)     19.40         10.03(1)      13.59              5.36(1)       20.46          9.39(1)
    8.41       8.16       6.10(1)        --            --         14.42             10.42(1)       14.12         10.42(1)
    8.28         --    - 16.76(22)    10.54        - 1.05(22)     14.96              4.06(22)         --            --
 - 22.80    - 23.19    - 31.84(6)        --            --        - 2.76            - 9.96(6)      - 2.89       - 16.76(6)
 - 16.95    - 17.47    - 24.92(7)        --            --         15.13              5.00(7)       23.49          9.59(7)
   32.71      32.34      30.17(9)        --            --         39.36             32.06(9)       34.73         29.79(9)
   31.87      31.61      31.39(8)     15.24         21.90(8)      13.45             17.89(8)       13.50         26.31(8)
   33.53      33.22      30.17(9)     26.12         23.08(9)      20.04             19.13(9)       31.16         29.79(9)
   27.96      27.58      18.10(10)    18.91         17.30(10)     18.45             17.57(10)      26.95         19.52(10)
   30.66      30.43      30.17(9)        --            --         38.25             35.07(9)       37.95         35.07(9)
   19.36*     19.25*     20.58*(9)       --            --            --                --             --            --
    8.50       8.20       8.05(11)       --            --         23.79             18.74(11)      22.63         19.08(11)
   26.11      25.91      30.17(9)     19.51         23.08(9)      15.35             19.00(9)       23.39         29.79(9)
   16.28      16.07      17.36(12)    11.94         14.14(12)     11.46             13.01(12)      13.73         17.51(12)
  - 2.95     - 3.06       1.39(13)       --            --         15.47             11.35(13)      23.32         18.91(13)
   10.37      10.20      10.54(14)     6.96          6.88(14)      8.49              8.49(14)       7.09          6.91(14)
    6.12       5.91       5.87(15)     5.96          6.63(15)      7.40              8.41(15)       4.32          3.64(15)
   12.15      11.81      10.98(16)    12.00         10.43(16)     13.02             11.33(16)      13.54         11.76(16)
    6.99         --       7.34(17)       --            --          6.34              7.63(17)         --            --
      --         --         --           --            --            --                --             --            --
      --         --         --           --            --            --                --             --            --

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*Cumulative (unannualized) total return since inception of the Portfolio.

    INDICES:
 (1) MSCI EAFE (Europe, Australasia, and Far East)      (12) Indata Balanced-Median
 (2) MSCI All-Country Far East Free ex-Japan            (13) J.P. Morgan Emerging Markets Bond Plus
 (3) IFC Global Total Return Composite                  (14) Lehman Aggregate Bond
 (4) MSCI Europe                                        (15) J.P. Morgan Traded Global Bond
 (5) MSCI World                                         (16) CS First Boston High Yield
 (6) MSCI Japan                                         (17) Lehman 7-Year Municipal Bond
 (7) MSCI Emerging Markets Global Latin America         (18) IBC Money Fund Comparable Yield
 (8) NASDAQ Composite                                   (19) IBC Municipal Money Fund Comparable Yield
 (9) S&P 500                                            (20) GPR Life Far East Asia Real Estate T.R.
(10) Russell 2500                                       (21) GPR Life European Real Estate T.R.
(11) NAREIT Equity                                      (22) MSCI EAFE Small Cap

Past performance should not be construed as a guarantee of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Investments in the Money Market and Municipal Money Market Portfolios are neither insured nor guaranteed by the U.S. Government. There is no assurance that the Money Market and Municipal Money Market Portfolios will be able to maintain a stable net asset value of $1.00 per share. Please read the Portfolios' prospectuses carefully before you invest or send money.

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                                       3
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        Institutional Fund, Inc.
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OVERVIEW
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ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO

COMPOSITION OF NET ASSETS (AT JUNE 30, 1998)
---------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Australia              0.7%
Austria                0.4%
Belgium                0.1%
Denmark                0.1%
France                 6.7%
Germany                9.1%
Italy                  6.4%
Japan                 10.1%
Netherlands            6.6%
Norway                 0.2%
Portugal               1.3%
Spain                  3.8%
Sweden                 3.3%
Switzerland            7.3%
United Kingdom        13.3%
Other                 30.6%

PERFORMANCE COMPARED TO MORGAN STANLEY
CAPITAL INTERNATIONAL (MSCI) EAFE INDEX(1)
--------------------------------------

                                               TOTAL RETURNS(2)
                               -------------------------------------------------
                                                                      AVERAGE
                                                         AVERAGE       ANNUAL
                                                         ANNUAL        SINCE
                                  YTD       ONE YEAR   FIVE YEARS    INCEPTION
                               ----------  ----------  -----------  ------------
PORTFOLIO -- CLASS A.........      18.77%      13.61%       12.15%       10.91%
PORTFOLIO -- CLASS B.........      18.70       13.44          N/A        14.60
INDEX -- CLASS A.............      15.93        6.10        10.03         9.81
INDEX -- CLASS B.............      15.93        6.10          N/A         9.39

1. The MSCI EAFE Index is an unmanaged index of common stocks and includes Europe, Australasia and the Far East (includes dividends net of withholding taxes).

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------------------------------------

THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED ARE AS MEASURED BY THE MSCI EAFE INDEX AND ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

The Active International Allocation Portfolio (formerly the Active Country Allocation Portfolio) invests in international equity markets, with emphasis placed upon countries, rather that stock selection. This approach reflects our belief that a diversified selection of securities representing exposure to countries that we find attractive may provide an effective way to maximize the return potential and minimize the risk associated with global investing.

For the six months ended June 30, 1998, the Portfolio had a total return of 18.77% for the Class A shares and 18.70% for the Class B shares compared to 15.93% for the Morgan Stanley Capital International (MSCI) EAFE Index (the "Index"). For the one year ended June 30, 1998, the Portfolio had a total return of 13.61% for the Class A shares and 13.44% for the Class B shares compared to 6.10% for the Index. For the five-year period ended June 30, 1998, the average annual total return for Class A was 12.15%, compared to 10.03% for the Index. From inception on January 17, 1992 to June 30, 1998, the average annual total return for Class A was 10.91% compared to 9.81% for the Index. From inception on January 2, 1996 to June 30, 1998, the average annual total return for Class B was 14.60% compared to 9.39% for the Index.

For the second quarter ended June 30, 1998, the Portfolio had a total return of 2.66% for the Class A shares and 2.64% for the Class B shares compared to 1.06% for the Index.

Second quarter 1998 performance returns for the regional indices are laid out below.

MSCI INDICES                                2Q 98       YTD
                                          ---------  ---------
Europe                                          4.0%      25.1%
Japan                                         - 5.9      - 4.0
Pacific Ex-Japan                             - 17.4     - 11.7
Emerging Markets                             - 23.7     - 18.2
USA                                           - 0.9       12.9

The Index rose strongly in the first half of 1998, although the second quarter returns were less robust than those of the start of the year. Since the start of the year, stock markets in Europe produced strong gains, but Japan and the rest of Asia fell further. We made several allocation adjustments in countries, sectors, and currencies during the period, gradually increasing our cash as further evidence of the depth

--------------------------------------------------------------------------------
Active International Allocation Portfolio

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[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
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OVERVIEW
--------------------------------------------------------------------------------
ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO (CONT.)
of the economic problems in Japan, Asia, and other emerging markets such as Russia and South Africa developed.

We remain overweight European equities, particularly the so-called "Euro-bubble" countries. We still believe that the European bourses are the best place to be in an equity world that is generally both frothy and expensive.

After the glorious surge of the first three months of the year, the second quarter was either the pause that refreshes, a period of consolidation as the technicians would say, or a broad top formation. Frankly, we aren't quite sure which, but if actions speak louder than words, our cash position is definitely on the high side.

We have benefited from our long held strategy of being overweight Europe and underweight Japan, the yen, and the rest of Asia. Within Europe, our heavy allocations to Italy and Spain which served us so well in the first quarter were less fruitful, as the bourses of Germany and France, where we were modestly overweight, assumed leadership.

At this point, we are not inclined to alter our fundamental positions. There is a lot of turbulence and random noise, but the underlying environment is that the U.S. economy and dollar are strong, Europe is recovering, and Asia is sick. Stock markets are discounting mechanisms so we must be alert that change at the margin is not occurring.

With this in mind, we visited Asia in April and spent three days in Japan. We met with investors, businessmen, the Bank of Japan, the Ministry of Finance, and a senior leader of the LDP. We found good manners and some charm but nothing to cheer us. Has there been positive change at the margin in Japan? Maybe a little, but the problems are so dire and confidence so low, that dramatic solutions which alter sentiment are needed. Instead, the government tries to fool the markets with talk and half-way measures. The bridge bank proposal is a step in the right direction, but details are lacking and it will take years to play out; it is not a market-clearing solution. The politicians' vacillation on tax cuts is pathetic, and the markets are tiring of it.

We still believe Japan's equity market is expensive, its economy a disaster, and its political institutions remain in full denial of the seriousness of the predicament that the country is in. We are actually more bearish on the yen than the stock market, and our approximately 40% of the index weight in Japan is 90% hedged back to the dollar.

The rest of Asia is not in a recession but a depression. Visits to Hong Kong and China confirmed this, as did the New York visit with the Finance Minister of Malaysia. We eliminated our position in Hong Kong which turned out to be felicitous. The problems of Asia have been dissected ad nauseum, but in summary we believe it is too soon to make a serious investment commitment.

Europe still looks like the place to be because of its economic cycle and because of European Monetary Union (EMU) and its accompanying euphoria. Recent visits to both Spain and Italy confirmed our conviction that these two markets are the essence of the so-called "Euro-bubble" concept.

There is still a lot of skepticism about EMU, and some very smart people believe that it won't work in the long run.

We say baloney! It will work and the surprise may be how successful it is. The Euro-bubble markets should be the prime beneficiaries. The real politik of Euroland requires that the new European Central Bank must converge interest rates at a low enough level to sustain growth in the slower-growing core countries where unemployment is still very high, even if this means that the faster growing fringe economies overheat. The elite that has stage-managed EMU so adroitly simply cannot take the chance that the French and German economies falter in the first year of EMU.

We are continuing to put a lot of effort into sector research. We maintain our emphasis on financial stocks across Europe. In Italy we heard repeatedly how the banks and insurance companies are benefiting from low interest rates strong fund flows. We added a tilt into European oil stocks during the second quarter which we have profitably unwound, and we are currently buying a broad cross section of European real estate securities.

Commercial property prices across Europe are still very depressed, but we believe the cycle is about to turn, as do local experts and our sources in Morgan Stanley's real estate group. Already rents are beginning to firm, and many of the stocks are selling well below both net asset values and replacement costs of the underlying assets.

--------------------------------------------------------------------------------
                                       Active International Allocation Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO (CONT.)

In conclusion, we are carefully watching markets and economic events. The risk is that Asia undermines the Western economies, and indeed there are a few early signs that both the U.S. and Europe are slowing. If so, earnings will be disappointing but interest rates will fall again. Will equity markets go down under such circumstances? In our opinion, it depends on how severe the earnings shortfall is. We do believe that international portfolios should outperform U.S. equities in this environment.

Ann D. Thivierge
PORTFOLIO MANAGER

Barton M. Biggs
PORTFOLIO MANAGER

July 1998

--------------------------------------------------------------------------------
Active International Allocation Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1998
--------------------------------------------------------------------------------

ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                                                    VALUE
   SHARES                                                           (000)
----------------------------------------------------------------------------

COMMON STOCKS (68.7%)
  AUSTRALIA (0.6%)
       8,200  Amcor Ltd.........................................  $       36
       3,964  Australian Gas Light Co., Ltd.....................          25
      11,200  Australian National Industries Ltd................           6
      15,420  Boral Ltd.........................................          29
       2,800  Brambles Industries Ltd...........................          55
      23,683  Broken Hill Proprietary Co., Ltd..................         200
    (a)6,197  Burns, Philip & Co., Ltd..........................          --
       9,914  Coca Cola Amatil Ltd..............................          66
      13,750  Coles Myer Ltd....................................          54
      11,783  Crown Ltd.........................................           4
      14,000  CSR Ltd...........................................          40
      23,700  Fosters Brewing Group Ltd.........................          56
      12,257  Gio Australia Holdings Ltd........................          31
      15,648  Goodman Fielder Ltd...............................          23
       3,600  ICI Australia Ltd.................................          21
       3,100  Leighton Holdings Ltd.............................          11
       3,118  Lend Lease Corp., Ltd.............................          63
      18,132  MIM Holdings Ltd..................................           9
      15,273  National Australia Bank Ltd.......................         202
    (a)3,237  Newcrest Mining Ltd...............................           4
      22,764  News Corp., Ltd...................................         186
      20,207  Normandy Mining Ltd...............................          17
       8,628  North Ltd.........................................          18
      11,300  Pacific Dunlop Ltd................................          18
      11,500  Pioneer International Ltd.........................          28
       2,402  Renison Goldfields Consolidated Ltd...............           2
       4,100  Rio Tinto Ltd.....................................          49
       7,625  Santos Ltd........................................          24
       2,600  Smith (Howard) Ltd................................          15
       1,545  Sons of Gwalia Ltd................................           4
       8,024  Southcorp Holdings Ltd............................          23
       4,100  TABCORP Holdings Ltd..............................          21
      47,200  Telstra Corp., Ltd. (Installment Receipts -- Final
                Installment: AUD 1.35/share due 11/17/98).......         121
      (a)532  Westfield Trust...................................           1
      21,500  Westpac Banking Corp..............................         131
      12,484  WMC Ltd...........................................          38
                                                                  ----------
                                                                       1,631
                                                                  ----------
  AUSTRIA (0.3%)
         400  Austrian Airlines/Oesterreiche Luftverkehrs AG....          13
         100  Austrian Mikro Systeme Int'l AG...................           7
       2,600  Bank Austria AG...................................         212
         200  Bau Holding AG....................................          11
         200  Beteiligungs AG...................................          12
         400  Boehler-Uddeholm AG...............................          26
         100  BWT AG............................................          21
         200  EA-Generali AG....................................          59
         800  Flughafen Wein AG.................................          38
      (a)100  Lenzing AG........................................           8


                                                                    VALUE
   SHARES                                                           (000)
----------------------------------------------------------------------------
         400  Mayr-Melnhof Karton AG............................  $       26
       1,000  Oest Elektrizatswirts AG, Class A.................         120
         800  OMV AG............................................         107
         500  Radex-Heraklith Industriebet AG...................          24
         300  Steyr-Daimler-Puch AG.............................           8
         400  VA Technologie AG.................................          50
         300  Wienerberger Baustoffindustrie AG.................          73
                                                                  ----------
                                                                         815
                                                                  ----------
  BELGIUM (0.1%)
       2,000  KBC Bancassurance Holding N.V.....................         179
                                                                  ----------
  DENMARK (0.1%)
         800  BG Bank A/S.......................................          50
       1,400  Den Danske Bank...................................         168
         200  Jyske Bank A/S (Registered).......................          24
       1,400  Unidanmark A/S, Class A...........................         126
                                                                  ----------
                                                                         368
                                                                  ----------
  FRANCE (6.7%)
       1,735  Accor.............................................         486
       3,782  Alcatel Alsthom...................................         770
       6,969  Axa...............................................         784
       6,072  Banque Nationale de Paris.........................         496
         565  Bouygues..........................................         103
         884  Canal Plus........................................         165
       2,379  Cap Gemini Sogeti.................................         374
         962  Carrefour.........................................         609
       2,257  Casino Guichard-Perrachon.........................         180
       2,117  Cie de Saint Gobain...............................         392
       3,326  Cie Generale des Eaux.............................         710
       3,453  Cie Generale des Establissements Michelin, Class
                B...............................................         199
         295  Credit Commercial de France.......................          25
         150  Dexia France......................................          20
       6,762  Elf Aquitaine.....................................         950
         793  Eridania Beghin-Say...............................         175
         188  Essilor International.............................          80
      19,433  France Telecom....................................       1,340
       1,781  Groupe Danone.....................................         491
       2,193  Havas.............................................         186
         475  Imetal............................................          65
         460  Klepierre.........................................          89
    (a)2,263  Lafarge...........................................         234
         120  Lafarge (New).....................................          12
       3,128  Lagardere S.C.A...................................         130
       2,710  L'air Liquide.....................................         448
         680  Legrand...........................................         180
       1,658  L'OREAL...........................................         922
       2,061  LVMH Moet Hennessy Louis Vuitton..................         412
       3,108  Lyonnaise des Eaux................................         511
       4,270  Paribas...........................................         457
         278  Pathe.............................................          55
       1,788  Pernod Ricard.....................................         124
         593  Pinault-Printemps - Re doute......................         496

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                       Active International Allocation Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1998
--------------------------------------------------------------------------------

ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                    VALUE
   SHARES                                                           (000)
----------------------------------------------------------------------------

  FRANCE (CONT.)

         484  Promodes..........................................  $      268
       1,177  PSA Peugeot Citroen...............................         253
       8,920  Rhone-Poulenc, Class A............................         503
         163  Sagem.............................................         127
       2,852  Sanofi............................................         335
       3,522  Schneider.........................................         281
         688  Silic.............................................         125
       2,561  Simco (RFD).......................................         210
       1,582  Societe BIC.......................................         113
         131  Societe Eurafrance................................          82
       2,852  Societe Generale, Class A.........................         593
         236  Sodexho Alliance..................................          45
       2,170  Sophia............................................         100
       3,042  Thomson CSF.......................................         116
       6,018  Total, Class B....................................         782
       1,492  Unibail...........................................         193
       5,780  Usinor Sacilor....................................          89
       2,159  Valeo.............................................         221
                                                                  ----------
                                                                      17,106
                                                                  ----------
  GERMANY (8.7%)
       1,383  Adidas AG.........................................         239
      (a)983  AGIV AG...........................................          27
       6,583  Allianz AG........................................       2,172
      (a)175  Allianz AG (New)..................................          57
       1,833  AMB AG............................................         214
         800  Bankgesellschaft Berlin AG........................          17
      16,900  BASF AG...........................................         801
      20,650  Bayer AG..........................................       1,066
       7,633  Bayerische Hypotheken Bank AG.....................         484
       8,283  Bayerische Vereinsbank AG.........................         705
         300  BHF-Bank AG.......................................          11
       3,267  Bilfinger & Berger Bau AG.........................         111
         267  Brau Und Brunnen AG...............................          35
       1,267  CKAG AG...........................................         157
       1,500  Commerzbank AG....................................          57
       2,317  Continential AG...................................          72
      18,200  Daimler-Benz AG...................................       1,786
       2,767  Degussa AG........................................         171
      18,700  Deutsche Bank AG..................................       1,585
      67,289  Deutsche Telekom AG...............................       1,817
      14,617  Dresdner Bank AG..................................         789
       2,767  FAG Kugelfischer Georg Schaefer AG................          41
       1,535  Heidelberger Zement AG............................         146
       2,983  Hochtief AG.......................................         143
         300  IKB Deutsche Industriebank AG.....................           6
         283  Karstadt AG.......................................         137
       1,483  Kloeckner-Humboldt-Deutz AG.......................          17
         283  Linde AG..........................................         199
      10,283  Lufthansa AG......................................         258
         433  MAN AG............................................         169
      10,500  Mannesmann AG.....................................       1,066
       5,367  Merck KGaA........................................         240

                                                                    VALUE
   SHARES                                                           (000)
----------------------------------------------------------------------------
       6,493  Metro AG..........................................  $      394
       2,357  Muechener Rueck AG (Registered)...................       1,170
         550  Preussag AG.......................................         196
      14,773  RWE AG............................................         877
       1,867  SAP AG............................................       1,134
       2,317  Schering AG.......................................         273
      15,733  Siemens AG........................................         958
         100  STRABAG AG........................................           9
       1,050  Thyssen AG........................................         266
      14,800  VEBA AG...........................................       1,009
         623  Viag AG...........................................         422
         913  Volkswagen AG.....................................         878
                                                                  ----------
                                                                      22,381
                                                                  ----------
  HONG KONG (0.0%)
           9  Bank of East Asia Ltd.............................          --
         800  Cathay Pacific Airways Ltd........................           1
         100  Hang Lung Development Co..........................          --
         700  Hong Kong & China Gas Co., Ltd....................           1
         200  Hong Kong & Shanghai Hotel Ltd....................          --
         600  Hopewell Holdings Ltd.............................          --
         600  Hutchison Whampoa Ltd.............................           3
         100  Johnson Electric Holdings Ltd.....................          --
         800  New World Development Co., Ltd....................           2
         900  Regal Hotel International.........................          --
         600  Shangri-La Asia Ltd...............................          --
       5,750  Sino Land Co......................................           2
         800  South China Morning Post Holdings Ltd.............          --
       1,171  Sun Hung Kai Properties Ltd.......................           5
         300  Swire Pacific Ltd., Class A.......................           1
         500  Television Broadcasts Ltd.........................           1
         700  Varitronix International Ltd......................           2
                                                                  ----------
                                                                          18
                                                                  ----------
  ITALY (6.3%)
      48,372  Assicurazioni Generali S.p.A......................       1,574
      86,700  Banca Commerciale Italiana........................         519
      30,000  Banca Di Roma.....................................          62
       4,000  Banca Intesa S.p.A (RNC)..........................          12
     100,300  Banco Ambrosiano Veneto S.p.A.....................         561
      20,000  Banco di Napoli (RNC).............................          26
      11,000  Banco Popolare di Milano..........................          88
   (a)98,440  Benetton Group S.p.A..............................         204
       8,500  Cartiere Burgo....................................          68
  (a)133,900  Ciga S.p.A........................................         156
     146,000  Credito Italiano S.p.A............................         765
      36,000  Edison S.p.A......................................         289
     387,000  ENI S.p.A.........................................       2,537
       7,300  Falck Acciaierie & Ferriere Lombarde..............          47
     175,950  Fiat S.p.A........................................         770
      38,980  Fiat S.p.A. Di Risp (NCS).........................          97
      33,000  Immobiliaria Metanopoli S.p.A.....................          36
      16,500  Impregilo S.p.A...................................          15
      52,500  Istituto Bancario San Paolo.......................         758

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Active International Allocation Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1998
--------------------------------------------------------------------------------

ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                    VALUE
   SHARES                                                           (000)
----------------------------------------------------------------------------

  ITALY (CONT.)

      30,950  Istituto Mobiliare Italiano S.p.A.................  $      488
     290,500  Istituto Nazionale delle Assicurazioni............         826
      12,350  Italcementi S.p.A.................................         111
       8,800  Italcementi S.p.A. (RNC)..........................          39
      35,800  Italgas...........................................         146
      12,400  La Rinascente S.p.A...............................         124
      26,400  Magneti Marelli S.p.A.............................          58
      63,000  Mediaset S.p.A....................................         402
      34,800  Mediobanca S.p.A..................................         442
     155,574  Montedison S.p.A..................................         193
      51,900  Montedison S.p.A. Di Risp (NCS)...................          40
  (a)129,680  Olivetti S.p.A....................................         193
      71,920  Parmalat Finanziaria S.p.A........................         147
      88,000  Pirelli S.p.A.....................................         275
      16,260  R.A.S. S.p.A......................................         212
       4,705  R.A.S. S.p.A (RNC)................................          42
       7,400  SAI...............................................          95
      16,500  Sirti S.p.A.......................................          90
      38,000  Snia BPD S.p.A....................................          47
     174,444  Telecom Italia S.p.A..............................       1,285
      39,534  Telecom Italia S.p.A. Di Risp (NCS)...............         191
     311,400  Telecom Italia Mobile S.p.A.......................       1,905
      67,500  Telecom Italia Mobile S.p.A. (RNC)................         228
                                                                  ----------
                                                                      16,163
                                                                  ----------
  JAPAN (10.1%)
         110  Advantest Corp....................................           6
      25,400  Ajinomoto Co., Inc................................         223
   (a)26,600  Aoki Corp.........................................          13
         900  Asahi Bank Ltd....................................           4
      16,000  Asahi Breweries Ltd...............................         202
      53,000  Asahi Chemical Industry Co., Ltd..................         191
      48,800  Asahi Glass Co., Ltd..............................         264
      81,000  Bank of Tokyo-Mitsubushi Ltd......................         858
         800  Bank of Yokohama Ltd..............................           2
      16,000  Bridgestone Corp..................................         379
      22,600  Canon, Inc........................................         514
      12,800  Casio Computer Co., Ltd...........................         119
         400  Chiba Bank Ltd....................................           1
      17,600  Chugai Pharmaceuticals Co., Ltd...................         115
      21,600  Dai Nippon Printing Co., Ltd......................         345
      18,600  Daiei, Inc........................................          44
      17,600  Daikin Industries Ltd.............................         114
      18,600  Daiwa House Industry Co., Ltd.....................         164
      20,600  Denso Corp........................................         342
         100  East Japan Railway Co.............................         470
      12,800  Ebara Corp........................................         114
       7,200  Fanuc Ltd.........................................         249
      11,000  Fuji Photo Film Ltd...............................         383
      40,200  Fujitsu Ltd.......................................         424
      12,800  Furukawa Electric Co., Ltd........................          43
      21,000  Hankyu Corp.......................................          86
   (a)16,000  Hazama Corp.......................................           9

                                                                    VALUE
   SHARES                                                           (000)
----------------------------------------------------------------------------
      87,000  Hitachi Ltd.......................................  $      568
      21,000  Honda Motor Co., Ltd..............................         748
      11,000  Ito-Yokado Co., Ltd...............................         518
   (a)55,000  Japan Airlines Co., Ltd...........................         153
      40,000  Japan Energy Corp.................................          42
         600  Joyo Bank Ltd.....................................           2
      10,800  Jusco Co., Ltd....................................         198
      33,400  Kajima Corp.......................................          92
      22,700  Kansai Electric Power Co., Inc....................         395
      21,000  Kao Corp..........................................         324
      26,400  Kawasaki Steel Corp...............................          48
      36,200  Kinki Nippon Railway Co., Ltd.....................         170
      34,400  Kirin Brewery Co., Ltd............................         325
      31,400  Komatsu Ltd.......................................         153
      46,000  Kubota Corp.......................................         106
   (a)53,400  Kumagai Gumi Co., Ltd.............................          39
       5,000  Kyocera Corp......................................         245
      15,600  Kyowa Hakko Kogyo Co., Ltd........................          62
      41,000  Long-Term Credit Bank of Japan Ltd................          24
      46,000  Marubeni Corp.....................................          92
       4,800  Marui Co., Ltd....................................          72
      46,000  Matsushita Electric Industrial Co., Ltd...........         740
      53,000  Mitsubishi Chemical Corp..........................          96
      46,000  Mitsubishi Corp...................................         285
      60,800  Mitsubishi Electric Corp..........................         140
      94,000  Mitsubishi Heavy Industries Ltd...................         355
      31,400  Mitsubishi Materials Corp.........................          64
      25,000  Mitsubishi Trust & Banking Corp...................         213
      45,800  Mitsui & Co., Ltd.................................         248
   (a)33,400  Mitsui Engineering & Shipbuilding Co., Ltd........          25
         400  Mitsui Fudosan Co., Ltd...........................           3
         200  Mitsui Trust & Banking Co., Ltd...................           1
      15,800  Mitsukoshi Ltd....................................          45
      12,800  Mycal Corp........................................          81
      31,400  NEC Corp..........................................         293
      18,600  NGK Insulators Ltd................................         162
      13,800  Nippon Express Co., Ltd...........................          74
      15,600  Nippon Fire & Marine Insurance Co., Ltd...........          64
      15,800  Nippon Light Metal Co., Ltd.......................          18
      15,600  Nippon Meat Packers, Inc..........................         191
      49,800  Nippon Oil Co., Ltd...............................         161
     190,000  Nippon Steel Corp.................................         334
         256  Nippon Telegraph & Telephone Corp.................       2,124
      46,000  Nippon Yusen Kabushiki Kaisha.....................         156
      58,600  Nissan Motor Co., Ltd.............................         185
      98,800  NKK Corp..........................................          95
      20,600  Odakyu Electric Railway Corp......................          63
      34,400  Oji Paper Co., Ltd. (New).........................         150
      71,600  Osaka Gas Co., Ltd................................         184
      15,600  Penta-Ocean Construction Co., Ltd.................          36
       5,000  Pioneer Electronic Corp...........................          96
       1,000  Rohm Co., Ltd.....................................         103

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                       Active International Allocation Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1998
--------------------------------------------------------------------------------

ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                    VALUE
   SHARES                                                           (000)
----------------------------------------------------------------------------

  JAPAN (CONT.)

      60,000  Sakura Bank Ltd...................................  $      156
      13,800  Sankyo Co., Ltd...................................         315
      56,000  Sanwa Bank Ltd....................................         501
      46,000  Sanyo Electric Co., Ltd...........................         139
       4,800  Secom Co., Ltd....................................         277
       3,400  Sega Enterprises Ltd..............................          59
      18,600  Sekisui House Co., Ltd............................         144
      31,200  Sharp Corp........................................         253
       5,800  Shimano, Inc......................................         147
      25,600  Shimizu Corp......................................          74
       9,000  Shin-Etsu Chemical Co., Ltd.......................         156
       9,000  Shiseido Co., Ltd.................................         102
         600  Shizuoka Bank Ltd.................................           6
      31,400  Showa Denko.......................................          32
       8,100  Sony Corp.........................................         698
      60,600  Sumitomo Chemical Co., Ltd........................         187
      33,400  Sumitomo Corp.....................................         161
      21,400  Sumitomo Electric Industries......................         217
      12,800  Sumitomo Forestry Co., Ltd........................          72
      15,800  Sumitomo Metal Mining Co..........................          64
      61,800  Sumitomo Metal Industries.........................          99
      15,600  Sumitomo Osaka Cement Co., Ltd....................          20
      34,400  Taisei Corp., Ltd.................................          74
      10,800  Taisho Pharmaceutical Co., Ltd....................         202
      21,000  Taiyo Yuden Co., Ltd..............................         224
      21,600  Takeda Chemical Industries........................         575
      34,400  Teijin Ltd........................................         104
      21,400  Tobu Railway Co., Ltd.............................          57
      11,900  Tohoku Electric Power Co., Inc....................         176
         800  Tokai Bank Ltd....................................           4
      53,000  Tokio Marine & Fire Insurance Co., Ltd............         545
      28,300  Tokyo Electric Power Co...........................         555
       3,000  Tokyo Electron Ltd................................          92
      70,600  Tokyo Gas Co......................................         157
      25,400  Tokyu Corp........................................          77
      22,600  Toppan Printing Co., Ltd..........................         242
      53,100  Toray Industries, Inc.............................         276
      19,600  Toto Ltd..........................................         119
      34,400  Toyoba Co.........................................          45
      66,000  Toyota Motor Corp.................................       1,709
      31,400  Ube Industries Ltd................................          41
         600  Yamaichi Securities Co., Ltd......................          --
      16,000  Yokogawa Electric Corp............................          85
                                                                  ----------
                                                                      26,077
                                                                  ----------
  NETHERLANDS (6.6%)
      61,638  ABN Amro Holding N.V..............................       1,443
       3,150  Akzo Nobel N.V....................................         701
      23,600  Elsevier N.V......................................         356
       3,508  Getronics N.V.....................................         182
      13,438  Heineken NV.......................................         528
      41,813  ING Groep N.V.....................................       2,739
       3,070  KLM Royal Dutch Airlines N.V......................         125

                                                                    VALUE
   SHARES                                                           (000)
----------------------------------------------------------------------------

      20,633  Koninklijke Ahold N.V.............................  $      663
       4,300  Koninklijke KNP BT N.V............................         111
      19,325  Koninklijke PTT Nederland N.V.....................         744
         950  Nedlloyd Groep N.V................................          19
       3,304  Oce N.V...........................................         141
      14,000  Philips Electronics N.V...........................       1,177
       7,840  Rodamco N.V.......................................         215
      85,400  Royal Dutch Petroleum Co..........................       4,738
       1,868  Stork N.V.........................................          60
   (a)19,325  TNT Post Group N.V................................         494
      13,500  UNI-INVEST N.V....................................         196
      25,500  Unilever N.V......................................       2,024
       2,785  Wolters Kluwer N.V................................         382
                                                                  ----------
                                                                      17,038
                                                                  ----------
  NORWAY (0.2%)
   (a)50,200  Choice Hotels Scandinavia ASA.....................         151
      25,000  Christiania Bank Og Kreditkasse...................         105
      29,100  Den Norske Bank ASA...............................         153
      28,180  Linstow ASA.......................................         202
       (a)33  NCL Holdings ASA..................................          --
                                                                  ----------
                                                                         611
                                                                  ----------
  PORTUGAL (1.3%)
      15,776  Banco Commercial Portugues (Registered)...........         448
       9,360  Banco Espirito Santo Comercial de Lisboa
                (Registered)....................................         281
       5,500  Banco Totta & Acores, Class B (Registered)........         167
       6,900  BPI-SGPS..........................................         223
       1,200  Cia de Seguros Tranquilidade (Registered).........          32
       6,100  Cimpor SGPS.......................................         214
         300  Cin-Corparacao Industial do Norte.................          22
       1,200  Corticeira Amorim.................................          23
      25,600  EDP-Electricidade de Portugal.....................         595
         500  Engil-SGPS........................................           6
         700  INAPA-Investimentos Participacoes e Gestao........           9
       5,950  Jeronimo Martins SGPS.............................         286
      13,500  Portugal Telecom (Registered).....................         716
       6,400  Portucel Industrial-Empresa.......................          51
      (a)900  Sociedade de Construcoes Soares da Costa..........           7
       1,195  Somague-Sociedade Gestora de Participacoes........          11
       3,000  Sonae Investmentos................................         164
       1,300  UNICER-Uniao Cervejeira...........................          29
                                                                  ----------
                                                                       3,284
                                                                  ----------
  SINGAPORE (0.0%)
      32,000  Asia Food & Properties Ltd........................           4
         800  Fraser & Neave Ltd................................           2
    (a)5,000  Inchcape Marketing Services Ltd...................           1
         750  Keppel Corp., Ltd.................................           1
         560  Oversea-Chinese Banking Corp. (Foreign)...........           2
         200  Robinson & Co., Ltd...............................           1

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Active International Allocation Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1998
--------------------------------------------------------------------------------

ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                    VALUE
   SHARES                                                           (000)
----------------------------------------------------------------------------

  SINGAPORE (CONT.)

         600  Shangri-La Hotel Ltd..............................  $        1
       1,020  Singapore Press Holdings Ltd......................           7
                                                                  ----------
                                                                          19
                                                                  ----------
  SPAIN (3.8%)
         635  Acerinox..........................................          85
    (a)1,807  Aguas de Barcelona................................         101
      22,000  Argentaria........................................         494
      10,192  Autopistas Concesionaria Espanola.................         158
    (a)1,850  Azucarera Ebro Agricolas..........................          55
      29,800  Banco Bilbao Vizcaya (Registered).................       1,529
      16,300  Banco Central Hispano Americano...................         512
    (a)2,800  Banco Espanol de Credito..........................          34
         600  Banco Popular Espanol.............................          51
      42,000  Banco Santander...................................       1,075
         200  Bankinter.........................................          13
         600  Corporacion Financiera Alba.......................          66
       2,390  Corporacion Mapfre................................          84
       2,400  Dragados y Construccion...........................          77
         650  ENCE..............................................          11
      40,700  Endesa............................................         890
    (a)6,700  Ercros............................................           8
       2,400  Fomento Construction y Cantractas.................         124
       6,100  Gas Natural SDG...................................         441
      35,300  Iberdrola.........................................         573
       2,594  Metrovacesa.......................................          76
      11,500  Repsol............................................         634
       6,000  Tabacalera........................................         123
    (a)3,372  Telefonica........................................         156
      37,100  Telefonica........................................       1,715
      12,200  Union Electrica Fenosa............................         157
       2,450  Uralita...........................................          35
       6,932  Vallehermoso......................................         255
         550  Viscofan Envolturas Celulosicas...................          26
       3,523  Zardoya Otis......................................         105
                                                                  ----------
                                                                       9,663
                                                                  ----------
  SWEDEN (3.3%)
      23,300  ABB AB, Class A...................................         330
       9,500  ABB AB, Class B...................................         132
       5,700  AGA AB, Class A...................................          89
   (a)13,900  Asticus AB........................................         153
      46,233  Astra AB, Class A.................................         945
      10,800  Astra AB, Class B.................................         215
       4,550  Atlas Copco AB, Class A...........................         124
       2,400  Atlas Copco AB, Class B...........................          65
       5,700  Castellum AB......................................          67
      22,800  Diligentia AB.....................................         197
      11,700  Electrolux AB, Class B............................         201
      65,800  Ericsson LM, Class B..............................       1,922
       1,950  Fastighets AB Tornet..............................          31
      14,600  ForeningsSparbanken AB............................         439

                                                                    VALUE
   SHARES                                                           (000)
----------------------------------------------------------------------------
       7,200  Hennes & Mauritz AB, Class B......................  $      459
      (a)720  Mandamus AB.......................................           5
    (a)3,900  Netcom Systems AB, Class B........................         149
      14,500  Nordbanken Holding AB.............................         106
         400  OM Gruppen AB.....................................           8
       6,100  Piren AB..........................................          48
       3,200  S.K.F. AB, Class B................................          58
       6,700  Sandvik AB, Class A...............................         185
       2,800  Sandvik AB, Class B...............................          77
       2,535  Securitas AB, Class B.............................         124
      22,800  Skandia Forsakrings AB............................         326
      25,500  Skandinaviska Enskilda Banken, Class A............         436
         500  Skanska AB, Class B...............................          22
      11,250  STORA, Class A....................................         177
       7,600  Svenska Cellulosa AB, Class B.....................         197
       9,300  Svenska Handelsbanken, Class A....................         431
         200  Svenska Handelsbanken, Class B....................           9
       3,900  Svenskt Stal AB (SSAB), Series A..................          60
       4,900  Trelleborg AB, Class B............................          64
       1,200  Volvo AB, Class A.................................          35
      14,150  Volvo AB, Class B.................................         421
       2,700  WM-Data AB, Class B...............................          94
                                                                  ----------
                                                                       8,401
                                                                  ----------
  SWITZERLAND (7.3%)
         335  ABB AG............................................         495
         635  Adecco............................................         287
         195  Alusuisse-Lonza Holdings Ltd. (Registered)........         248
          40  Banca del Gottardo................................          29
          20  Banque Cantonale Vaudoise (Bearer)................           8
       9,300  CS Holding AG (Registered)........................       2,071
         240  Holderbank Financiere Glarus AG, Class B
                (Bearer)........................................         306
         952  Homestake Mining Co...............................          10
       1,340  Nestle (Registered)...............................       2,870
       2,185  Novartis AG (Registered)..........................       3,639
          55  Roche Holding AG (Bearer).........................         816
         239  Roche Holding AG (Registered).....................       2,349
         600  SAirGroup (Registered)............................         198
          60  SGS Surveillance..................................         102
         180  SMH AG (Bearer)...................................         139
         140  Sulzer AG (Registered)............................         111
       2,918  Swiss Bank Corp. (Registered).....................       1,086
         495  Swiss Reinsurance (Registered)....................       1,253
       3,500  Union Bank of Switzerland (Bearer)................       1,302
         830  Union Bank of Switzerland (Registered)............         299
         225  Valora Holding AG.................................          59
          20  Vontobel Holding AG (Bearer)......................          29
       1,620  Zurich Versicherungs-Gesellschaft (Registered)....       1,035
                                                                  ----------
                                                                      18,741
                                                                  ----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                       Active International Allocation Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1998
--------------------------------------------------------------------------------

ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                    VALUE
   SHARES                                                           (000)
----------------------------------------------------------------------------
  THAILAND (0.0%)
    (a)8,000  CMIC Finance & Securities PCL (Foreign)...........  $       --
   (a)18,600  General Finance & Securities PCL (Foreign)........          --
      10,657  Land & House Co., Ltd. (Foreign)..................           3
 (a,d)34,700  Siam City Bank PCL (Foreign)......................          --
   (a)14,600  TPI Polene PCL (Foreign)..........................           1
                                                                  ----------
                                                                           4
                                                                  ----------
  UNITED KINGDOM (13.3%)
      28,300  Abbey National plc................................         503
      18,300  Allied Irish Banks plc............................         265
      18,300  Arjo Wiggins Appleton plc.........................          61
      13,000  Associated British Foods plc......................         123
       1,800  Bank of Scotland..................................          20
      36,317  Barclays plc......................................       1,048
      71,435  B.A.T. Industries plc.............................         716
      20,467  Bass plc..........................................         384
      93,241  BG plc............................................         540
      18,254  BICC plc..........................................          39
      33,910  Blue Circle Industries plc........................         192
      16,670  BOC Group plc.....................................         227
      25,700  Boots Co. plc.....................................         426
      18,300  BPB Industries plc................................         111
      52,300  British Aerospace plc.............................         401
      28,525  British Airways plc...............................         309
      24,650  British Land Co. plc..............................         253
     136,532  British Petroleum Co. plc.........................       1,993
      41,700  British Sky Broadcasting plc......................         300
      52,200  British Steel plc.................................         115
     142,500  British Telecommunications plc....................       1,761
      84,748  BTR plc...........................................         241
       7,826  Burmah Castrol plc................................         140
      54,672  Cable & Wireless plc..............................         665
      28,680  Cadbury Schweppes plc.............................         444
      29,750  Capital Shopping Centers plc......................         200
      20,840  Caradon plc.......................................          64
   (a)84,200  Centrica plc......................................         142
      14,396  CGU plc...........................................         269
      23,543  Coats Viyella plc.................................          29
      13,100  Courtaulds plc....................................          97
       2,616  De La Rue Co. plc.................................          13
      80,181  Diageo plc........................................         951
   (a)11,912  Diageo plc, Class B...............................          99
          80  Elementis plc.....................................          --
      13,189  EMI Group plc.....................................         115
           1  Energy Group plc..................................          --
      62,600  General Electric plc..............................         540
      31,230  GKN plc...........................................         398
      77,100  Glaxo Wellcome plc................................       2,316
      18,272  Granada Group plc.................................         336
      63,600  Grantchester Holdings plc.........................         182
      28,100  Great Universal Stores plc........................         371
      19,870  Guardian Royal Exchange plc.......................         116
      15,640  Hanson plc........................................          95
      44,988  HSBC Holdings plc.................................       1,091


                                                                    VALUE
   SHARES                                                           (000)
----------------------------------------------------------------------------
      13,800  HSBC Holdings plc (75p)...........................  $      351
      20,900  Imperial Chemical Industries plc..................         336
      13,900  Kingfisher plc....................................         224
      31,641  Ladbroke Group plc................................         174
      37,500  Land Securities plc...............................         580
      20,900  Lasmo plc.........................................          84
      25,100  Legal & General Group plc.........................         268
     138,600  Lloyds TSB Group plc..............................       1,941
    (a)5,224  Lonrho Africa plc.................................           6
       5,224  Lonrho plc........................................          25
      77,300  Marks and Spencer plc.............................         704
      15,700  MEPC plc..........................................         138
      30,900  National Power plc................................         291
       2,600  National Westminster Bank plc.....................          47
      17,071  Peninsular & Oriental Steam Navigation Co.........         246
      39,120  Pilkington plc....................................          72
      44,762  Prudential Corp. plc..............................         590
      10,300  Railtrack Group plc...............................         253
      24,163  Rank Group plc....................................         133
      29,000  Reed International plc............................         262
      42,533  Reuters Group plc.................................         487
      15,700  Rexam plc.........................................          68
      31,348  Rio Tinto plc.....................................         353
       7,800  RMC Group plc.....................................         135
      34,528  Royal & Sun Alliance Insurance Group plc..........         357
      14,470  Royal Bank of Scotland Group plc..................         251
      21,127  Safeway plc.......................................         138
      37,523  Sainsbury (J) plc.................................         335
       7,800  Schroders plc.....................................         201
      26,130  Scottish Power plc................................         229
      46,900  Sears plc.........................................          41
      15,646  Sedgwick Group plc................................          34
      13,100  Slough Estates plc................................          75
     130,396  Smithkline Beecham plc............................       1,593
      12,538  Southern Electric plc.............................         113
       1,600  Standard Chartered plc............................          18
      36,507  Tarmac plc........................................          65
      18,300  Tate & Lyle plc...................................         145
      20,916  Taylor Woodrow plc................................          70
      44,620  Tesco plc.........................................         436
      13,552  Thames Water plc..................................         247
       5,928  Thorn plc.........................................          24
      13,017  TI Group plc......................................          99
      76,000  Unilever plc......................................         810
      14,586  United Utilities plc..............................         212
      71,056  Vodafone Group plc................................         902
  (a)157,400  Wates City Of London Properties plc...............         258
      22,600  Zeneca Group plc..................................         971
                                                                  ----------
                                                                      34,093
                                                                  ----------
TOTAL COMMON STOCKS (Cost $146,674).............................     176,592
                                                                  ----------
PREFERRED STOCKS (0.7%)
  AUSTRALIA (0.1%)
      16,741  News Corp., Ltd...................................         119
                                                                  ----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Active International Allocation Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1998
--------------------------------------------------------------------------------

ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                    VALUE
   SHARES                                                           (000)
----------------------------------------------------------------------------
  AUSTRIA (0.1%)
         500  Bank Austria AG...................................  $       41
         664  Bank Austria AG (New).............................          54
         100  Bau Holding AG....................................           5
                                                                  ----------
                                                                         100
                                                                  ----------
  GERMANY (0.4%)
       1,317  SAP AG............................................         896
         283  Volkswagen AG.....................................         193
                                                                  ----------
                                                                       1,089
                                                                  ----------
  ITALY (0.1%)
      59,900  Fiat S.p.A........................................         149
                                                                  ----------
  PORTUGAL (0.0%)
         960  Jeronimo Martins SGPS.............................           6
                                                                  ----------
TOTAL PREFERRED STOCKS (Cost $726)..............................       1,463
                                                                  ----------

   NO. OF
   RIGHTS
------------

RIGHTS (0.0%)
  GERMANY (0.0%)
 (a,d)18,200  Daimler-Benz AG...................................          20
    (a)6,493  Metro AG..........................................          --
                                                                  ----------
                                                                          20
                                                                  ----------
  PORTUGAL (0.0%)
    (a)7,800  Banco Espirito Santo Comercial de Lisboa
                (Registered)....................................           6
                                                                  ----------
  SWITZERLAND (0.0%)
      (a)635  Adecco............................................          --
                                                                  ----------
TOTAL RIGHTS (Cost $0)..........................................          26
                                                                  ----------

   NO. OF
  WARRANTS
------------

WARRANTS (0.0%)
  FRANCE (0.0%)
    (a)4,333  Cie Generale des Eaux, expiring 5/02/01...........           9
                                                                  ----------
  HONG KONG (0.0%)
    (a)7,850  Hong Kong & China Gas Co., Ltd., expiring
                9/30/99.........................................           1
    (a)4,300  Hysan Development Co., Ltd., expiring 4/30/99.....          --
                                                                  ----------
                                                                           1
                                                                  ----------
  ITALY (0.0%)
    (a)1,400  La Rinascente S.p.A., CW99, (RNC), expiring
                12/31/99........................................           1
    (a)2,450  La Rinascente S.p.A., CW99, expiring 12/31/99.....           5
    (a)5,300  Mediobanca S.p.A, expiring 12/31/00...............          25
                                                                  ----------
                                                                          31
                                                                  ----------
  SINGAPORE (0.0%)
    (a)2,400  Asia Food & Properties Ltd., expiring 7/12/02.....          --
   (a)11,750  Straits Steamship, expiring 12/20/00..............           1
                                                                  ----------
                                                                           1
                                                                  ----------


   NO. OF                                                           VALUE
  WARRANTS                                                          (000)
----------------------------------------------------------------------------
  THAILAND (0.0%)
    (a)6,349  National Finance & Securities PCL, expiring
                11/15/99........................................  $       --
                                                                  ----------
TOTAL WARRANTS (Cost $0)........................................          42
                                                                  ----------

   NO. OF
   UNITS
------------

UNITS (0.0%)
  AUSTRALIA (0.0%)
      16,129  General Property Trust............................          26
      16,454  Westfield Trust...................................          32
                                                                  ----------
TOTAL UNITS (Cost $62)..........................................          58
                                                                  ----------

    FACE
   AMOUNT
   (000)
------------

CONVERTIBLE DEBENTURES (0.0%)
  FRANCE (0.0%)
  FRF     60  Sanofi, 4.00%, 1/01/00............................          81
          18  Simco, 3.25%, 1/01/06.............................          18
                                                                  ----------
TOTAL CONVERTIBLE DEBENTURES (Cost $52).........................          99
                                                                  ----------
FIXED INCOME SECURITIES (0.0%)
  FRANCE (0.0%)
          62  Casino Guichard-Perrachon, Series XW, 4.50%,
                7/12/01.........................................          49
                                                                  ----------
  ITALY (0.0%)
 ITL  11,200  Mediobanca S.p.A., Series XW, 4.50%, 1/01/00......           6
                                                                  ----------
TOTAL FIXED INCOME SECURITIES (Cost $33)........................          55
                                                                  ----------
TOTAL FOREIGN SECURITIES (69.4%) (Cost $147,547)................     178,335
                                                                  ----------

SHORT-TERM INVESTMENT (29.2%)
  REPURCHASE AGREEMENT (29.2%)
$     75,227  Chase Securities, Inc. 5.40%, dated 6/30/98, due
                7/01/98, to be repurchased at $75,238,
                collateralized by U.S. Treasury Bonds, 7.25%,
                due 8/15/04, valued at $76,872 (Cost $75,227)...      75,227
                                                                  ----------
FOREIGN CURRENCY (0.2%)
AUD       30  Australian Dollar.................................          18
ATS      134  Austrian Schilling................................          11
BEF      167  Belgian Franc.....................................           4
FRF      863  French Franc......................................         143
HKD      115  Hong Kong Dollar..................................          15
JPY   16,514  Japanese Yen......................................         119
MYR        9  Malaysian Ringgit.................................           2
NLG       54  Netherlands Guilder...............................          27
NOK       92  Norwegian Krone...................................          12
SGD        1  Singapore Dollar..................................           1
KRW   21,851  South Korean Won..................................          16
ESP      102  Spanish Peseta....................................           1

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                       Active International Allocation Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1998
--------------------------------------------------------------------------------

ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

   AMOUNT                                                           VALUE
   (000)                                                            (000)
----------------------------------------------------------------------------

FOREIGN CURRENCY (CONT.)
SEK    1,451  Swedish Krona.....................................  $      182
CHF       20  Swiss Franc.......................................          13
                                                                  ----------
TOTAL FOREIGN CURRENCY (Cost $576)..............................         564
                                                                  ----------

TOTAL INVESTMENTS (98.8%) (Cost $223,350).....................     254,126
                                                                ----------
OTHER ASSETS (11.4%)
  Cash............................................  $       49
  Securities at Value, Held as Collateral for
    Securities Lending............................      24,641
  Margin Deposit on Futures Contracts.............       3,054
  Dividends Receivable............................         667
  Receivable for Portfolio Shares Sold............         484
  Receivable for Daily Variation on Futures
    Contracts.....................................         266
  Foreign Withholding Tax Reclaim Receivable......         121
  Interest Receivable.............................          12
  Other...........................................          12      29,306
                                                    ----------
LIABILITIES ( - 10.2%)
  Collateral on Securities Loaned.................     (24,641)
  Payable for Investments Purchased...............        (921)
  Net Unrealized Loss on Foreign Currency Exchange
    Contracts.....................................        (204)
  Investment Advisory Fees Payable................        (203)
  Custodian Fees Payable..........................        (158)
  Administrative Fees Payable.....................         (34)
  Directors' Fees & Expenses Payable..............         (11)
  Other Liabilities...............................         (69)    (26,241)
                                                    ----------  ----------
NET ASSETS (100%).............................................  $  257,191
                                                                ----------
                                                                ----------

NET ASSETS CONSIST OF:
Paid in Capital...............................................  $  218,938
Undistributed Net Investment Income...........................       2,736
Accumulated Net Realized Gain.................................       4,326
Unrealized Appreciation on Investments, Foreign Currency
  Translations and Futures Contracts..........................      31,191
                                                                ----------
NET ASSETS....................................................  $  257,191
                                                                ----------
                                                                ----------

CLASS A:
--------------------------------------------------------------
NET ASSETS....................................................    $256,665
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 20,801,243 outstanding $0.001 par value shares
  (authorized 500,000,000 shares).............................      $12.34
                                                                ----------
                                                                ----------
CLASS B:
--------------------------------------------------------------
NET ASSETS....................................................        $526
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 42,270 outstanding $0.001 par value shares
  (authorized 500,000,000 shares).............................      $12.44
                                                                ----------
                                                                ----------

------------------------------------------------------------

FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:
   Under the terms of foreign currency exchange contracts open at June 30, 1998, the Portfolio is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars as indicated below:

                                                   IN                          NET
  CURRENCY TO                                   EXCHANGE                    UNREALIZED
    DELIVER         VALUE     SETTLEMENT          FOR            VALUE     GAIN (LOSS)
     (000)          (000)        DATE            (000)           (000)        (000)
---------------   ---------   -----------   ----------------   ---------   ------------
U.S.$       186   $     186     7/01/98     SEK        1,483   $     186   $        --
U.S.$        41          41     7/01/98     NLG           83          41            --
U.S.$        55          55     7/01/98     ITL       97,079          55            --
U.S.$         9           9     7/01/98     GBP            5           9            --
BEF         167           4     7/02/98     U.S.$          4           4            --
MYR          10           2     7/02/98     U.S.$          2           2            --
NOK          92          12     7/02/98     U.S.$         12          12            --
U.S.$        33          33     7/02/98     GBP           20          33            --
U.S.$        66          66     7/03/98     ITL      118,062          66            --
U.S.$        47          47     7/03/98     GBP           28          47            --
U.S.$        39          39     7/06/98     GBP           24          39            --
SGD       1,921       1,136     7/07/98     U.S.$      1,090       1,090           (46)
U.S.$       307         307     7/07/98     SGD          549         325            18
U.S.$       792         792     7/07/98     SGD        1,371         811            19
DEM         419         232     7/09/98     U.S.$        229         229            (3)
U.S.$     4,685       4,685     7/09/98     DEM        8,238       4,570          (115)
ITL   4,990,149       2,809     7/15/98     U.S.$      2,774       2,774           (35)
U.S.$     4,601       4,601     7/15/98     ESP      699,200       4,562           (39)
U.S.$     6,082       6,082     7/15/98     ITL   10,765,659       6,060           (22)
U.S.$    11,007      11,007     7/29/98     GBP        6,603      11,009             2
U.S.$       228         228     7/31/98     FRF        1,379         227            (1)
MYR       2,810         666     8/04/98     U.S.$        623         623           (43)
U.S.$       682         682     8/04/98     MYR        2,810         666           (16)
U.S.$       707         707     8/07/98     AUD        1,110         689           (18)
HKD      17,588       2,261     8/12/98     U.S.$      2,264       2,264             3
U.S.$     2,261       2,261     8/12/98     HKD       17,588       2,261            --
DEM       1,715         954     8/14/98     U.S.$        954         954            --
DEM       2,052       1,141     8/14/98     U.S.$      1,166       1,166            25
U.S.$     9,058       9,058     8/17/98     GBP        5,582       9,297           239
U.S.$     2,388       2,388     8/19/98     JPY      313,635       2,279          (109)
JPY     260,179       1,893     8/26/98     U.S.$      1,947       1,947            54
SEK       5,212         655     9/04/98     U.S.$        658         658             3
U.S.$       669         669     9/04/98     SEK        5,212         655           (14)
JPY     209,830       1,530     9/10/98     U.S.$      1,535       1,535             5
JPY     520,238       3,793     9/10/98     U.S.$      3,808       3,808            15
FRF       3,355         557     9/16/98     U.S.$        569         569            12
U.S.$     6,963       6,963     9/16/98     FRF       41,897       6,960            (3)
DEM       8,853       4,932     9/18/98     U.S.$      4,948       4,948            16
JPY     819,253       5,983     9/21/98     U.S.$      6,018       6,018            35
JPY     152,032       1,111     9/28/98     U.S.$      1,079       1,079           (32)
JPY     704,785       5,153     9/28/98     U.S.$      5,140       5,140           (13)

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Active International Allocation Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1998
--------------------------------------------------------------------------------

ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                   IN                          NET
  CURRENCY TO                                   EXCHANGE                    UNREALIZED
    DELIVER         VALUE     SETTLEMENT          FOR            VALUE     GAIN (LOSS)
     (000)          (000)        DATE            (000)           (000)        (000)
---------------   ---------   -----------   ----------------   ---------   ------------
DEM       8,848   $   4,934    10/02/98     U.S.$      4,948   $   4,948   $        14
DEM       8,800       4,910    10/16/98     U.S.$      4,948       4,948            38
JPY     682,721       5,007    10/19/98     U.S.$      4,814       4,814          (193)
                  ---------                                    ---------         -----
                  $ 100,581                                    $ 100,377   $      (204)
                  ---------
                  ---------                                    ---------         -----
                                                               ---------         -----

------------------------------------------------------------

(a)   --  Non-income producing security
(d)   --  Security is valued at fair value -- see note A-1 to financial statements.
DEM   --  German Mark
GBP   --  British Pound
ITL   --  Italian Lira
NCS   --  Non-Convertible Shares
PCL   --  Public Company Limited
RFD   --  Ranked for Dividend
RNC   --  Non-Convertible Savings Shares

--------------------------------------------------------------------
FUTURES CONTRACTS:
At June 30, 1998 the following futures contracts were open:

                                                                                          NET
                                                                                      UNREALIZED
                                           NUMBER       AGGREGATE                    APPRECIATION
                                             OF        FACE VALUE     EXPIRATION    (DEPRECIATION)
                                         CONTRACTS        (000)          DATE            (000)
-
                                         ----------   -------------   -----------   ---------------
PURCHASES:
IBEX Plus Index                                 68    ESP     4,312      July-98    $          175
Aust All Ord.                                   17    AUD     1,144      Sept-98                27
CAC 40 Index                                    95    FRF    80,627      Sept-98               348
DAX Index                                        8    DEM     4,700      Sept-98               130
FT-SE 100 Index                                203    GBP    11,959      Sept-98               (97)
Milan MIB30 Index                               16    ITL 5,442,400      Sept-98                70
TOPIX Index                                      1    JPY    12,445      Sept-98                 3
                                                                                             -----
                                                                                              $656
                                                                                             -----
                                                                                             -----

------------------------------------------------
            SUMMARY OF FOREIGN SECURITIES BY INDUSTRY CLASSIFICATION

                                           VALUE     PERCENT OF
INDUSTRY                                   (000)     NET ASSETS
----------------------------------------------------------------
Capital Equipment......................  $  16,177          6.3%
Consumer Goods.........................     36,433         14.2
Energy.................................     20,254          7.9
Finance................................     42,058         16.4
Gold Mines.............................     34,268         13.3
Materials..............................      7,264          2.8
Multi-Industry.........................      2,840          1.1
Services...............................     19,041          7.4
                                         ---------          ---
                                         $ 178,335         69.4%
                                         ---------          ---
                                         ---------          ---

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                       Active International Allocation Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
ASIAN EQUITY PORTFOLIO

COMPOSITION OF NET ASSETS (AT JUNE 30, 1998)
---------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Hong Kong        31.7%
India             9.6%
Indonesia         2.0%
Korea             5.4%
Malaysia          9.0%
Pakistan          1.5%
Philippines       3.9%
Singapore         8.0%
Taiwan           18.8%
Thailand          3.2%
Other             6.9%

PERFORMANCE COMPARED TO MORGAN STANLEY
CAPITAL INTERNATIONAL (MSCI) ALL-COUNTRY FAR
EAST FREE EX-JAPAN INDEX(1)
----------------------------------------

                                         TOTAL RETURNS(2)
                          -----------------------------------------------
                                                                AVERAGE
                                                   AVERAGE      ANNUAL
                                                    ANNUAL       SINCE
                             YTD       ONE YEAR   FIVE YEARS   INCEPTION
                          ----------  ----------  ----------  -----------
PORTFOLIO -- CLASS A....    - 24.39%    - 61.78%     - 9.29%      - 0.21%
PORTFOLIO -- CLASS B....    - 24.26     - 61.81         N/A      - 30.64
INDEX -- CLASS A........    - 26.85     - 60.20      - 9.17       - 0.91
INDEX -- CLASS B........    - 26.85     - 60.20         N/A      - 28.45

1. The MSCI All-Country Far East Free ex-Japan Index is an unmanaged index of common stocks and includes Indonesia, Hong Kong, Malaysia, the Philippines, Korea, Singapore, Taiwan and Thailand (includes dividends).

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------------------------------------

THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED ARE AS MEASURED BY THE MSCI ALL-COUNTRY FAR EAST FREE EX-JAPAN INDEX AND ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

The investment objective of the Asian Equity Portfolio is to seek long-term capital appreciation by investing primarily in equity securities which are traded on recognized exchanges of Hong Kong, Singapore, Malaysia, Thailand, Indonesia and the Philippines. The Portfolio may also invest in equity securities traded on markets in Taiwan, South Korea, India, Pakistan, Sri Lanka and other Asian developing markets which are open for foreign investment. The Portfolio does not intend to invest in securities which are principally traded in Japan or in companies organized under the laws of Japan.

For the six months ended June 30, 1998, the Portfolio had a total return of
 - 24.39% for the Class A shares and - 24.26% for the Class B shares compared to a total return of - 26.85% for the Morgan Stanley Capital International
(MSCI) All-Country Far East Free ex-Japan Index (the "Index.") For the one year ended June 30, 1998 the Portfolio had a total return of - 61.78% for the Class A shares and - 61.81% for the Class B shares compared to - 60.20% for the Index. For the five-year period ended June 30, 1998 the average annual total return for Class A was - 9.29% compared to - 9.17% for the Index. From inception on July 1, 1991 to June 30, 1998 the average annual total return of Class A was - 0.21% compared to - 0.91% for the Index. From inception on January 2, 1996 to June 30, 1998 the average annual total return of Class B was
 - 30.64% compared to  - 28.45% for the Index.

The performance of the Portfolio's holdings in Hong Kong contributed much of the outperformance. The continued slide in the yen forced additional pressure on the Hong Kong/U.S. dollar peg throughout the second quarter, pressure which directly translated into higher interest rates in Hong Kong. The Hong Kong stock market is dominated by interest rate sensitive issues such as property and banking shares, which led the decline of the overall market. The Portfolio has avoided such stocks since the start of the year, concentrating its attention on companies with low financial gearing and stable cash flows. Key Portfolio holdings such as China Light and Power (CLP Holdings), Hong Kong Telecommunications and Hong Kong and China Gas all held up in the weak market. The one significant banking share the Portfolio does hold, HSBC, derives an increasing amount of its revenue stream from outside Hong Kong and as such has earnings insulated from Hong Kong's economy.

--------------------------------------------------------------------------------
Asian Equity Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
ASIAN EQUITY PORTFOLIO (CONT.)

Security selection in Malaysia also made a significant impact on the Portfolio's outperformance. The Portfolio was concentrated in consumer oriented stocks such as Rothman's and Nestle, which have dominant market share and the ability to pass along price increases directly to the consumer. The markets decline was led by companies with highly leveraged balance sheets and uncertain cash flows, as well as the banks which had made the loans to those same companies. The Portfolio avoided companies with either of those criteria in the first half of 1998.

Security selection in the Philippines made the largest negative contribution to the Portfolio's performance. This was largely due to the steep decline in the Portfolio's large holding in Music Semicon, a designer of content addressable memory chips for computer networks. Delays in its next generation of products forced the stock down, as did the indefinite postponement of its NASDAQ listing.

The +9.8% rally in the Asian markets in the first quarter of 1998 proved short-lived as the Index fell - 33.02% in the second quarter of 1998. This sharp decline has led to a deterioration in the year-to-date performance to
 - 26.85%, and marks the lowest level the Index has reached since early 1991.

Individual country performance proved to be similarly negative, as eight of the nine component countries of the Index posted losses. The best performing markets were Korea, which managed a 5.6% return year-to-date, and the Philippines with a
 - 4.1% fall in that same period. The most severe declines were registered in Indonesia, China and Singapore, which fell - 57.9%, - 35.3% and - 33.8%, respectively.

The inability of the Japanese government to address the looming disaster in its financial sector and the corresponding depreciation of the yen against the U.S. dollar weighed heavily on the Asian markets in the second quarter. Aside from the obvious impact of decreased competitiveness on international markets against Japanese goods for Asian exports, the depreciation combined with the timid Japanese consumer have sharply curtailed Japanese imports of Asian goods. Furthermore, the Japanese banks which had built up enormous exposure to Asian corporate debt over the last decade have begun calling in their loans at a rapid level, further contributing to the liquidity crunch haunting the region.

On a country-by-country basis there are a number of situations which are worthwhile examining in closer detail. Although we retain the view that the Chinese government will not devalue the yuan (and consequently the Hong Kong dollar) in the short term, there are increasing pressures building up in China which will escalate the costs this decision makes on the Chinese economy. The competitiveness of Chinese exports has been seriously undermined by the regional currency depreciations, with forthcoming consequences for both the level of exports and the profitability of the export sector. Equally, if not more important, imports in China have gained significant ground at the expense of domestic companies. This slowdown comes at a time when the Chinese leadership desperately needs growth throughout the economy to soak up redundant employees from the restructuring of the State Owned Enterprises. Furthermore, inward Foreign Direct Investment is also likely to decline sharply as flows from Hong Kong and Japan evaporate. The impact of a yuan devaluation in the near term would be negative for Asia, most likely resulting in the Hong Kong/U.S. dollar peg breaking and a further round of devaluation throughout the region.

A slowing Chinese economy is just one factor that is likely to force a further deterioration of the Hong Kong economy. Reported gross domestic product growth in the first quarter of 1998 was - 2%, and with further negative growth probable in the second quarter of 1998, Hong Kong could be entering into a full blown recession. Unemployment jumped to 3.5%, very high by Hong Kong standards, and the overnight rate hit 10% by mid-June, showing further doubt in the Hong Kong dollar/U.S. dollar currency peg. The destruction of wealth in property and equities, as well as the steep decline in tourism, have forced retail sales down over 10% in the first quarter of 1998. This deflation, combined with high interest rates, is a lethal mixture for the property sector, which has fallen 40% already, yet still remains ridiculously expensive by world standards. The impact on the economy will continue to be severe.

Accurate forecasts of Indonesia's growth have become even more difficult since the departure of long term leader Suharto. His appointee, Vice President B.J. Habibie, originally seen as merely a caretaker, continues to solidify his power with the ruling Golkar party in Jakarta. Although the riots and demonstrations which forced Suharto from power

--------------------------------------------------------------------------------
                                                          Asian Equity Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
ASIAN EQUITY PORTFOLIO (CONT.)
have subsided, distrust of the government remains simmering just below the surface. Equally serious, the depreciation of the rupiah, combined with a drought brought on by El Nino, indicate that simply feeding the 200 million people of this country could prove to be difficult. The situation is exacerbated by the flight of many of the ethnic Chinese who dominated the Indonesian economy but were targeted for racial attacks during the riots earlier this year. Without their capital and commercial expertise, distribution of even simple products will remain extremely difficult in the rural areas. Inflation is also becoming a serious problem, to add to the country's ills. Despite extremely cheap valuations, almost ridiculous in U.S. dollar terms, the macroeconomic and political risks in Indonesia remain immense.

Korea on the other hand has taken the lead in confronting its problems and trying to work through its version of the Asian financial crisis. Its Financial Supervisory Commission, composed of a mixture of leaders from the public and private sector, has set an aggressive timetable for dealing with financial sector reform and corporate restructuring. Furthermore, the Korea Asset Management Corporation (KMAC) is in the final stages of formation, a government owned entity which will be charged with acquiring the bad debt from the banking sector in exchange for bonds drawn on the KAMC. The government has also built up over U.S. $40 billion in foreign reserves, while the Korean current account surplus has reached U.S. $23 billion. Though immense problems remain in the economy, the first steps have been taken to address them.

In order for there to be a true end to this financial crisis the countries of the region must address directly the failures in their own economies. Although the problems in Japan have proved to be the most recent catalyst, it is important to note that the situation in Asia, and the seeds of its eventual recovery are based within the countries themselves. The International Monetary Fund has instituted an initial cleansing of the banking systems in the countries under its care, but a great deal of work domestically needs to be accomplished. The capability and desire of banks to make loans on an economic basis, and the regulatory framework for such an environment have to occur fundamentally at the local level. A plan has to be made and followed about how each individual country can address the upwards of 20% non-performing loans in their system. On the non-financial side, manufacturing over-capacity must be shuttered and demand stimulated at the domestic level for products. And finally, corporations must be restructured to place a greater emphasis on shareholder's return for the region to attract the capital and expertise essential to the rebuilding process.

Timothy D. Jensen
PORTFOLIO MANAGER

Ashutosh Sinha
PORTFOLIO MANAGER

Vinod Sethi
PORTFOLIO MANAGER

July 1998

--------------------------------------------------------------------------------
Asian Equity Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1998
--------------------------------------------------------------------------------

ASIAN EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                                                                     VALUE
   SHARES                                                            (000)
-----------------------------------------------------------------------------

COMMON STOCKS (93.1%)
  HONG KONG (31.7%)
      830,500  CLP Holdings Ltd..................................  $    3,784
      136,600  HSBC Holdings plc.................................       3,341
    2,276,600  Hong Kong & China Gas Co., Ltd....................       2,586
      628,000  Hong Kong Electric Holdings Ltd...................       1,945
    1,652,100  Hong Kong Telecommunications Ltd..................       3,102
      438,000  Hutchison Whampoa Ltd.............................       2,312
      748,000  Li & Fung Ltd.....................................       1,207
      220,000  Television Broadcasts Ltd.........................         582
                                                                   ----------
                                                                       18,859
                                                                   ----------
  INDIA (9.6%)
       90,000  Ashok Leyland Ltd.................................          91
      147,500  Bharat Heavy Electricals Ltd......................         856
           50  Castrol (India) Ltd...............................           1
       31,000  Container Corp. of India Ltd......................         334
       32,250  Hero Honda Motors Ltd.............................         666
       24,500  Housing Development Finance Corp., Ltd............       1,729
       62,500  Nestle India Ltd..................................         543
        5,800  Reckitt & Coleman of India Ltd....................          39
      158,050  State Bank of India...............................         788
       17,000  T.V.S. Suzuki Ltd.................................         179
      129,980  Tata Engineering & Locomotive Co., Ltd............         510
                                                                   ----------
                                                                        5,736
                                                                   ----------
  INDONESIA (2.0%)
      215,000  Astra International, Inc..........................          15
       64,500  Bat Indonesia.....................................         114
      401,000  Gudang Garam......................................         237
    1,212,000  Indofood Sukses Makmur (Foreign)..................         119
    3,711,000  Mayora Indah......................................         151
      272,400  Unilever Indonesia................................         517
                                                                   ----------
                                                                        1,153
                                                                   ----------
  KOREA (5.4%)
       10,200  Hankuk Glass Industry Co., Ltd....................         111
    (a)19,760  Nong Shim Co., Ltd................................         855
    (d)14,390  Pohang Iron & Steel Co., Ltd......................         472
        4,760  S1 Corp...........................................         482
       (d)298  SK Telecom Co., Ltd...............................         135
       37,366  Samsung Electronics Co............................       1,157
            8  Samsung Electronics Co. GDR.......................          --
                                                                   ----------
                                                                        3,212
                                                                   ----------
  MALAYSIA (9.0%)
      250,000  Amway (Malaysia) Holdings Bhd.....................         410
      237,000  Carlsberg Brewery Malaysia Bhd....................         720
      141,000  Esso Malaysia Bhd.................................         118
      669,000  Guinness Anchor Bhd...............................         709
      346,000  Hap Seng Consolidated Bhd.........................         183


                                                                     VALUE
   SHARES                                                            (000)
-----------------------------------------------------------------------------

      264,000  Nestle (Malaysia) Bhd.............................  $    1,196
      769,000  R.J. Reynolds Bhd.................................       1,065
      122,000  Rothmans of Pall Mall (Malaysia) Bhd..............         845
       87,000  Shell Refining Co. (Malaysia) Bhd.................         124
                                                                   ----------
                                                                        5,370
                                                                   ----------
  PAKISTAN (1.5%)
       43,300  Lever Brothers Pakistan Ltd.......................         816
       33,400  Shell Pakistan Ltd................................         107
                                                                   ----------
                                                                          923
                                                                   ----------
  PHILIPPINES (3.9%)
      299,300  La Tondena Distillers, Inc........................         151
 (a)3,089,700  Music Corp........................................         274
        8,850  Philippine Long Distance Telephone Co.............         202
      637,000  San Miguel Corp., Class B.........................         840
    5,462,000  SM Prime Holdings, Inc............................         864
                                                                   ----------
                                                                        2,331
                                                                   ----------
  SINGAPORE (8.0%)
    (a)75,000  Creative Technology Ltd...........................         928
      829,000  Natsteel Electronics Ltd..........................       1,389
      279,000  Singapore Technologies Engineering Ltd............         196
   (a)598,000  Singapore Telecommunications Ltd..................         849
      192,200  United Overseas Bank Ltd. (Foreign)...............         597
      414,000  Venture Manufacturing (Singapore) Ltd.............         784
                                                                   ----------
                                                                        4,743
                                                                   ----------
  TAIWAN (18.8%)
   (a)329,750  Asustek Computer, Inc.............................       2,697
   (a)140,000  China Development Corp............................         324
   (a)624,116  Compal Electronics, Inc...........................       1,680
    (a)77,560  Compeq Manufacturing Co., Ltd.....................         413
   (a)518,000  Delpha Construction Co., Ltd......................         678
    1,452,477  Far East Textile Ltd..............................       1,124
   (a)321,800  Hon Hai Precision Industry........................       1,630
   (a)218,060  Kuoyang Construction..............................         343
   (a)945,688  Siliconware Precision Industries Co...............       1,373
   (a)453,850  Taiwan Semiconductor Manufacturing Co.............         938
                                                                   ----------
                                                                       11,200
                                                                   ----------
  THAILAND (3.2%)
      110,800  BEC World PCL (Foreign)...........................         423
       79,500  Delta Electronics (Thailand) PCL (Foreign)........         452
      664,200  Eastern Water Resources Development & Management
                 PCL (Foreign)...................................         913
       39,500  Grammy Entertainment PCL (Foreign)................          92
    (a)20,000  GSS Array Technology PCL (Foreign)................          47
                                                                   ----------
                                                                        1,927
                                                                   ----------
TOTAL COMMON STOCKS (Cost $71,116)...............................      55,454
                                                                   ----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                          Asian Equity Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1998
--------------------------------------------------------------------------------

ASIAN EQUITY PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

    FACE
   AMOUNT                                                            VALUE
    (000)                                                            (000)
-----------------------------------------------------------------------------

SHORT TERM INVESTMENT (0.5%)
  REPURCHASE AGREEMENT (0.5%)
$         315  Chase Securities, Inc. 5.40%, dated 6/30/98, due
                 7/01/98, to be repurchased at $315,
                 collateralized by U.S. Treasury Bonds, 11.25%,
                 due 2/15/15, valued at $329 (Cost $315).........  $      315
                                                                   ----------
FOREIGN CURRENCY (2.7%)
HKD       992  Hong Kong Dollar..................................         128
INR    10,743  Indian Rupee......................................         253
MYR       360  Malaysian Ringgit.................................          87
PKR       366  Pakistan Rupee....................................           8
PHP       616  Philippines Peso..................................          15
SGD        14  Singapore Dollar..................................           8
KRW    53,687  South Korean Won..................................          39
TWD    36,715  Taiwan Dollar.....................................       1,069
THB       123  Thai Baht.........................................           3
                                                                   ----------
TOTAL FOREIGN CURRENCY (Cost $1,616).............................       1,610
                                                                   ----------

TOTAL INVESTMENTS (96.3%) (Cost $73,047).........................      57,379
                                                                   ----------
OTHER ASSETS (20.5%)
  Cash...............................................  $        2
  Securities at Value, Held as Collateral for
    Securities Lending...............................       9,331
  Receivable for Portfolio Shares Sold...............       2,376
  Dividends Receivable...............................         236
  Receivable for Investments Sold....................         217
  Other..............................................          61      12,223
                                                       ----------
LIABILITIES ( - 16.8%)
  Collateral on Securities Loaned....................      (9,331)
  Payable for Investments Purchased..................        (237)
  Custodian Fees Payable.............................        (196)
  Investment Advisory Fees Payable...................        (105)
  Payable for Portfolio Shares Redeemed..............         (41)
  Directors' Fees & Expenses Payable.................         (20)
  Deferred Foreign Taxes Payable.....................         (14)
  Administrative Fees Payable........................         (11)
  Distribution Fee Payable...........................          (1)
  Other Liabilities..................................         (42)     (9,998)
                                                       ----------  ----------
NET ASSETS (100%)................................................  $   59,604
                                                                   ----------
                                                                   ----------

NET ASSETS CONSIST OF:
Paid in Capital..................................................  $  173,427
Undistributed Net Investment Income..............................       2,955
Accumulated Net Realized Loss....................................    (101,080)
Unrealized Depreciation on Investments and Foreign Currency
  Translations (Net of accrual for foreign taxes of $14 on
  unrealized appreciation on investments)........................     (15,698)
                                                                   ----------
NET ASSETS.......................................................  $   59,604
                                                                   ----------
                                                                   ----------

                                                                     AMOUNT
                                                                     (000)
-----------------------------------------------------------------------------

CLASS A:
-----------------------------------------------------------------
NET ASSETS.......................................................     $58,326
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 8,175,619 outstanding $0.001 par value shares
  (authorized 500,000,000 shares)................................       $7.13
                                                                   ----------
                                                                   ----------
CLASS B:
-----------------------------------------------------------------
NET ASSETS.......................................................      $1,278
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 179,418 outstanding $0.001 par value shares
  (authorized 500,000,000 shares)................................       $7.12
                                                                   ----------
                                                                   ----------

------------------------------------------------------------

(a)   --  Non-income producing security
(d)   --  Security valued at fair value -- see note A-1 to financial statements.
GDR   --  Global Depositary Receipt
PCL   --  Public Company Limited

------------------------------------------------------------
FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:
   Under the terms of foreign currency exchange contracts open at June 30, 1998, the Portfolio is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars as indicated below:

                                                                  NET
  CURRENCY                            IN EXCHANGE              UNREALIZED
 TO DELIVER    VALUE    SETTLEMENT        FOR        VALUE    GAIN (LOSS)
   (000)       (000)       DATE          (000)       (000)       (000)
------------   ------   -----------   ------------   ------   ------------
   U.S.$ 106   $ 106      7/01/98         SGD 180    $ 106    $        --
   U.S.$  22      22      7/02/98         PHP 929       22             --
               ------                                ------         -----
               $ 128                                 $ 128    $        --
               ------
               ------                                ------         -----
                                                     ------         -----

------------------------------------------------------------
              SUMMARY OF COMMON STOCKS BY INDUSTRY CLASSIFICATION

                                          VALUE      PERCENT OF
INDUSTRY                                  (000)      NET ASSETS
-----------------------------------------------------------------
Capital Equipment......................  $ 16,131           27.1%
Consumer Goods.........................    12,103           20.4
Diversified Operations.................     3,533            5.9
Energy.................................     8,422           14.1
Finance................................     8,665           14.5
Materials..............................     1,054            1.8
Services...............................     5,546            9.3
                                         --------            ---
                                         $ 55,454           93.1%
                                         --------            ---
                                         --------            ---

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Asian Equity Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
ASIAN REAL ESTATE PORTFOLIO

COMPOSITION OF NET ASSETS (AT JUNE 30, 1998)
---------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Australia        12.8%
Hong Kong        36.1%
Japan            15.1%
Philippines       3.0%
Singapore        18.5%
Taiwan            3.9%
Other            10.6%

PERFORMANCE COMPARED TO THE GPR LIFE
FAR EAST ASIA REAL ESTATE T.R. INDEX(1)
-----------------------------------

                                        TOTAL RETURNS(2)
                                   ---------------------------
                                      YTD      SINCE INCEPTION
                                   ----------  ---------------
PORTFOLIO -- CLASS A(3)..........    - 29.09%      - 43.22%
PORTFOLIO -- CLASS B(3)..........    - 29.51       - 43.40
INDEX............................    - 26.96       - 51.73

1. The GPR Life Far East Asia Real Estate T.R. Index is a Far East market capitalization weighted index of listed property/real estate securities measuring total return.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

3. The Portfolio commenced operations on October 1, 1997.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------------------------------------

THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

The investment objective of the Asian Real Estate Portfolio is to provide long-term capital appreciation by investing primarily in equity securities of companies in the Asian real estate industry whose shares trade on a recognized stock exchange in Asia and in equity securities of companies organized under the laws of an Asian country whose business is conducted principally in Asia.

For the six months ended June 30, 1998, the Portfolio had a total return of
 - 29.09% for Class A shares and  - 29.51% for Class B shares compared to
 - 26.96% for the GPR Life Far East Asia Real Estate T.R. Index (the "Index"). For the period from October 1, 1997 (commencement of operations) through June 30, 1998, the Portfolio had a total return of - 43.22% for Class A shares and
 - 43.40% for Class B shares compared to  - 51.73% for the Index.

The Portfolio's underperformance reflects the relative strength of Japan where our portfolio was significantly underweight, and the weak showing of Singapore where we maintain an overweight position.

MACRO-ECONOMIC BACKDROP

The key driving force behind the Asian markets during this past quarter was Japan. Through its large share of trade and direct investment in Asia, Japan's economic troubles have further complicated the recovery process in the Asian countries, where currency values have plummeted. With one-third of the world's total savings at its disposal, Japan has the economic wherewithal to stabilize Asia. However, principally as a result of its weak political structure, Japan has not been able to quickly address its own domestic economic problems. Consequently, Japan has turned itself from being an integral part of the solution to the Asian crisis to being a major part of the Asian problem because of the size of its economy. The weakness in both the Japanese economy and its currency also pose significant threats to the broader, inter-linked global economy and financial system.

The adverse impact of the regional financial crisis has started to feed through to the real economy throughout Asia since early this year. The extent and speed of the reversal in growth was in many cases worse than expected as many countries slid into the negative growth territory as early as the first quarter, including Hong Kong and Malaysia. Japan also posted a negative growth rate although it has its own set of problems. In North Asia, the sharp depreciation of the Japanese yen has heightened concerns about a

--------------------------------------------------------------------------------
                                                     Asian Real Estate Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
ASIAN REAL ESTATE PORTFOLIO (CONT.)
possible devaluation of the Chinese currency, the yuan, which in turn puts intense pressure on the Hong Kong dollar peg. In Indonesia, the economic fallout and social unrest brought President Suharto's 32 year rule to an end. Even Taiwan, Australia and New Zealand have not been spared and have begun to experience a deceleration in growth on the back of falling exports. There is evidence that the sharp reversal in growth has led many countries in the region to shift their policy objective from "stability" bias to "growth" bias through fiscal stimuli.

As a major supplier of credit, the withdrawal of Japanese credit lines from the region has resulted in rising interest rates and worsened the credit crunch. Deteriorating asset quality at home and abroad is forcing Japanese banks to call back loans even in fundamentally sound countries and from high quality customers. Hong Kong appeared to be one of the worst hit by the withdrawal as Japanese credit as a percentage of total outstanding loans in Hong Kong fell from 15% at December 1997 to the current 10%. In addition, speculative pressure on the Hong Kong dollar peg has also driven up interest rates. Blue-chip property developers in Hong Kong were reported to be paying around 200 basis points over LIBOR for funding compared with only 50 basis points last year.

REAL ESTATE MARKETS

Economic difficulties, rising unemployment, corporate restructuring and reduced service sector activity have resulted in declining demand for real estate across Asia, particularly in the office and residential sectors. In some cases, the crisis has turned what was previously a supply and demand equilibrium into a cyclical bear market as potential demand is held back. Rents have accordingly adjusted downward, particularly in Hong Kong where the rate of change has been very rapid. Capital values, on the other hand, have fallen even faster not just because of lower actual and expected rental levels, but also because of higher nominal and real interest rates arising from the economic fallout. Prime office rents in Hong Kong have fallen to Hong Kong $38 per square foot (U.S. $5 psf) from the recent peak of about Hong Kong $77 psf (U. S. $10 psf). In Singapore, prime office rents are down about 20% to S$8 psf (U.S. $4.80 psf) from the peak in 1996. After a brief period of recovery, office rents in Tokyo have begun to experience renewed lethargy reflecting weak economic conditions. Mass residential prices in Hong Kong have fallen by more than 40% from the peak, while those in Singapore have declined by 30%, in local currency terms, from the high in 1996.

While major structural problems still exist in some countries where vacancy rates are high (north of 25% in some cases) and rising, the rapid asset price and factor cost adjustments are likely to trigger a demand response in markets where the economic fallout is less severe and the banking system and real estate markets are structurally sound. We expect demand to return to more normal levels in these markets after some degree of economic stability is achieved.

In response to the sharp decline in economic growth and residential property prices, the Hong Kong government announced in late June a Hong Kong $32 billion stimulus package to soften the impact of the economic crunch. Among the most important measures are the immediate suspension of land sales until March 1999 and the doubling of government funds to Hong Kong $7.2 billion (U.S. $930 million) to help an additional 6,000 first-time home buyers.

China is now probably the only country in Asia where housing demand is rising strongly with ample liquidity available for home financing. China's new Premier, Zhu Rongji, announced in April that China would scrap its current welfare housing system from July 1 this year in favor of a new home ownership scheme designed to help boost domestic demand. As part of this reform package, fiscal subsidies will be made to individual home purchasers while mortgage loans will be made accessible. The People's Bank of China, the country's central bank, has revised regulations to allow mortgage lending by all commercial banks. The central bank has also allocated yuan 100 billion (U.S. $12 billion) for mortgage loans in 1998 alone, a 10-fold increase from last year.

Despite the economic fallout, property prices in crisis countries such as Thailand have not reached clearing levels. The bid-ask spreads are still wide as owners continue to be unrealistic in their expectations and the legal framework remains inefficient in handling foreclosures.

REAL ESTATE SECURITIES

The escalation of the crisis during the last quarter has sparked off another round of sell-off in Asian equities and property shares. In Hong Kong and Singapore where the banking sector is not crippled, default risks are low and management quality high, real estate

--------------------------------------------------------------------------------
Asian Real Estate Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
ASIAN REAL ESTATE PORTFOLIO (CONT.)
shares have fallen 60-80% in value from their highs in the space of a year. A good number of well managed companies are now trading below their appraised net asset values based on the most conservative assumptions. In the near term, however, currency and interest rate volatilities are likely to hold back performance of these shares. We expect potentially significant absolute performance of these shares once currencies stabilize and interest rates are allowed to fall in response to renewed capital inflows.

Despite the promising fundamentals, the Chinese residential property shares have performed badly recently in tandem with the poor market sentiment toward Hong Kong and China. Their shares are generally cheap relative to their underlying property assets and the companies are operating in a favorable industry environment. Although they have yet to build a track record, a few of these companies have demonstrated, through their ability to access cheap land and the quality of their products, their potential to become future industry leaders.

We continue to anticipate a prolonged period of economic hardship in emerging markets such as Indonesia and Thailand. They still face major structural problems and the quality of company management and disclosure standards are generally poor.

Kiat Seng Seah
PORTFOLIO MANAGER

July 1998

--------------------------------------------------------------------------------
                                                     Asian Real Estate Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1998
--------------------------------------------------------------------------------

ASIAN REAL ESTATE PORTFOLIO
--------------------------------------------------------------------------------

                                                                     VALUE
   SHARES                                                            (000)
----------------------------------------------------------------------------

COMMON STOCKS (89.4%)
  AUSTRALIA (12.8%)
       60,000    BT Office Trust..................................  $     54
       46,000    Capital Property Trust...........................        60
       50,000    Centro Properties Group..........................        80
       60,000    IPOH Ltd.........................................        69
       71,000    Mirvac Property Trust............................        66
       48,000    Westfield Trust..................................        92
                                                                    --------
                                                                         421
                                                                    --------
  HONG KONG (36.1%)
       38,000    Cheung Kong Holdings Ltd.........................       187
      380,000    China Overseas Land & Investment.................        49
      287,000    China Resources Beijing Land.....................        93
      317,000    HKR International Ltd............................       112
       44,000    Henderson Land Development Co., Ltd..............       145
   (a)522,000    Hopson Development Holdings Ltd..................       114
      261,000    Lai Sun Development Co., Ltd.....................        33
       77,000    New World Development Co., Ltd...................       149
       57,000    Sun Hung Kai Properties Ltd......................       242
      727,000    Winsan (China) Investment Group Co., Ltd.........        60
                                                                    --------
                                                                       1,184
                                                                    --------
  JAPAN (15.1%)
       13,000    Daibiru Corp.....................................        84
       21,000    Mitsubishi Estate Co., Ltd.......................       185
       17,000    Mitsui Fudosan Co., Ltd..........................       134
       21,000    Sumitomo Realty & Development Co., Ltd...........        93
                                                                    --------
                                                                         496
                                                                    --------
  PHILIPPINES (3.0%)
      200,400    Ayala Land, Inc..................................        58
 (a)1,000,000    Filinvest Land, Inc..............................        42
                                                                    --------
                                                                         100
                                                                    --------
  SINGAPORE (18.5%)
       60,000    City Developments Ltd............................       168
       68,000    DBS Land Ltd.....................................        56
       48,000    Keppel Land Ltd..................................        44
       87,000    Marco Polo Developments Ltd......................        65
       40,000    Singapore Land Ltd...............................        84
      448,000    Wing Tai Holdings Ltd............................       191
                                                                    --------
                                                                         608
                                                                    --------
  TAIWAN (3.9%)
    (a)97,500    Delpha Construction Co., Ltd.....................       128
                                                                    --------
TOTAL COMMON STOCKS (Cost $3,699).................................     2,937
                                                                    --------

   AMOUNT                                                            VALUE
    (000)                                                            (000)
----------------------------------------------------------------------------

FOREIGN CURRENCY (8.1%)
AUD        38    Australian Dollar................................  $     24
HKD       111    Hong Kong Dollar.................................        14
JPY     6,952    Japanese Yen.....................................        50
SGD       286    Singapore Dollar.................................       169
TWD       300    Taiwan Dollar....................................         9
                                                                    --------
TOTAL FOREIGN CURRENCY (Cost $263)................................       266
                                                                    --------

TOTAL INVESTMENTS (97.5%) (Cost $3,962)...................   3,203
                                                            ------
OTHER ASSETS (5.9%)
Cash...............................................  $  62
Net Unrealized Gain on Foreign Currency Exchange
  Contracts........................................     49
Due from Adviser...................................     23
Receivable for Closed Foreign Currency Exchange
  Contracts........................................     20
Receivable for Investments Sold....................     14
Dividends Receivable...............................      7
Foreign Withholding Tax Reclaim Receivable.........      1
Other..............................................     21     197
                                                     -----
LIABILITIES ( - 3.4%)
Payable for Investments Purchased..................    (70)
Custodian Fees Payable.............................    (20)
Administrative Fees Payable........................     (1)
Directors' Fees & Expenses Payable.................     (1)
Other Liabilities..................................    (21)   (113)
                                                     -----  ------
NET ASSETS (100%).........................................  $3,287
                                                            ------
                                                            ------

NET ASSETS CONSIST OF:
Paid in Capital................................................  $6,115
Undistributed Net Investment Income............................      53
Accumulated Net Realized Loss..................................  (2,192)
Unrealized Depreciation on Investments and Foreign Currency
  Translations.................................................    (689)
                                                                 ------
NET ASSETS.....................................................  $3,287
                                                                 ------
                                                                 ------

CLASS A:
--------------------------------------------------------------
NET ASSETS....................................................  $3,024
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 537,086 outstanding $0.001 par value shares
  (authorized 500,000,000 shares).............................   $5.63
                                                                ------
                                                                ------
CLASS B:
--------------------------------------------------------------
NET ASSETS....................................................    $263
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 46,450 outstanding $0.001 par value shares
  (authorized 500,000,000 shares).............................   $5.66
                                                                  ----
                                                                  ----

------------------------------------------------------------

(a)   --  Non-income producing security

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Asian Real Estate Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1998
--------------------------------------------------------------------------------

ASIAN REAL ESTATE PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

------------------------------------------------------------
FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:
   Under the terms of foreign currency exchange contracts open at June 30, 1998, the Portfolio is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars as indicated below:

                                                                   NET
 CURRENCY                             IN EXCHANGE               UNREALIZED
TO DELIVER     VALUE    SETTLEMENT        FOR         VALUE    GAIN (LOSS)
   (000)       (000)       DATE          (000)        (000)       (000)
-----------   -------   -----------   ------------   -------   ------------
JPY   6,643   $    48     7/01/98     U.S.$    47    $    47   $        (1)
SGD     197       117     7/01/98     U.S.$   115        115            (2)
HKD     397        51     7/02/98     U.S.$    51         51            --
JPY  26,040       188     7/02/98     U.S.$   200        200            12
JPY  65,085       469     7/02/98     U.S.$   500        500            31
U.S.$   186       186     7/02/98     JPY  26,040        188             2
U.S.$   474       474     7/02/98     JPY  65,085        469            (5)
U.S.$    51        51     7/02/98     HKD     397         51            --
AUD     532       330     7/08/98     U.S.$   340        340            10
U.S.$   340       340     7/08/98     AUD     520        322           (18)
HKD   5,768       744     7/09/98     U.S.$   720        720           (24)
U.S.$   720       720     7/09/98     HKD   5,798        748            28
TWD   3,535       103     9/18/98     U.S.$   100        100            (3)
SGD   1,593       934    11/09/98     U.S.$ 1,000      1,000            66
U.S.$   948       948    11/09/98     SGD   1,593        934           (14)
JPY  13,406        99    11/30/98     U.S.$   100        100             1
SGD     885       518    12/15/98     U.S.$   500        500           (18)
JPY  42,750       316    12/17/98     U.S.$   300        300           (16)
              -------                                -------           ---
              $ 6,636                                $ 6,685   $        49
              -------
              -------                                -------           ---
                                                     -------           ---

------------------------------------------------------------
              SUMMARY OF COMMON STOCKS BY INDUSTRY CLASSIFICATION

                                          VALUE    PERCENT OF
SECTOR DIVERSIFICATION                    (000)    NET ASSETS
--------------------------------------------------------------
Apartment..............................  $   213          6.5%
Diversified............................    2,019         61.4
Land...................................       88          2.7
Office and Industrial..................      445         13.6
Shopping Center........................      172          5.2
                                         -------          ---
                                         $ 2,937         89.4%
                                         -------          ---
                                         -------          ---

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                     Asian Real Estate Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
EMERGING MARKETS PORTFOLIO

COMPOSITION OF NET ASSETS (AT JUNE 30, 1998)
---------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Argentina           4.5%
Brazil             17.0%
Chile               0.7%
China               0.7%
Egypt               1.8%
Greece              2.0%
Hong Kong           1.5%
Hungary             2.9%
India               7.9%
Indonesia           0.9%
Israel              4.3%
Korea               4.2%
Malaysia            2.5%
Mexico              9.7%
Pakistan            2.0%
Philippines         1.8%
Poland              2.7%
Russia              7.3%
South Africa        7.3%
Taiwan              5.4%
Thailand            1.7%
Turkey              6.3%
Venezuela           0.1%
Zimbabwe            0.6%
Other               4.2%

PERFORMANCE COMPARED TO THE IFC GLOBAL
TOTAL RETURN COMPOSITE INDEX(1)
-------------------------------------

                                         TOTAL RETURNS(2)
                          -----------------------------------------------
                                                                AVERAGE
                                                   AVERAGE      ANNUAL
                                                    ANNUAL       SINCE
                             YTD       ONE YEAR   FIVE YEARS   INCEPTION
                          ----------  ----------  ----------  -----------
PORTFOLIO -- CLASS A....    - 14.42%    - 32.66%       2.83%        6.31%
PORTFOLIO -- CLASS B....    - 14.48     - 32.83         N/A       - 2.57
INDEX -- CLASS A........    - 15.84     - 38.58        0.38         3.25
INDEX -- CLASS B........    - 15.84     - 38.58         N/A       - 9.80

1. The IFC Global Total Return Composite Index is an unmanaged index of common stocks and includes developing countries in Latin America, East and South Asia, Europe, the Middle East and Africa (includes dividends).

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------------------------------------

THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED IN THIS OVERVIEW ARE AS MEASURED BY THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EMERGING MARKETS COUNTRY OR REGIONAL INDICES, ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

The investment objective of the Emerging Markets Portfolio is to provide long-term capital appreciation by investing in equity securities of emerging country issuers.

For the six months ended June 30, 1998, the Portfolio had a total return of
 - 14.42% for the Class A shares and - 14.48% for the Class B shares compared to a total return of - 15.84% for the IFC Global Total Return Composite Index (the "Index"). For the one year ended June 30, 1998, the Portfolio had a total return of - 32.66% for the Class A shares and - 32.83% for the Class B shares, compared to - 38.58% for the Index. For the five-year period ended June 30, 1998, the average annual total return of Class A was 2.83% compared to 0.38% for the Index. From inception on September 25, 1992 to June 30, 1998, the average annual total return for Class A was 6.31% compared to 3.25% for the Index. From inception on January 2, 1996 to June 30, 1998, the average annual total return of Class B was - 2.57% compared to - 9.80% for the Index.

The spectacular bust in Asia and the bear market in emerging countries have heightened the importance of resolving the issues plaguing these markets. In our view, investors are passing judgment that capitalism without democracy is fundamentally flawed, and they are demanding politically open systems which encourage the free flow of information of all kinds. This free flow of information is ultimately the best natural "regulator" in the world. A free press, full and frequent disclosure by corporations, government agencies and, in particular, the banking system is vital for vibrant and effective economic functioning.

It is our opinion that one of the most critical factors in the modernizing equation for poor countries, particularly democracies, is the specter of mass unemployment. Economic liberalization dramatically increases efficiency and is fundamentally deflationary in its early stages. Japan, Asia and Russia are in the throes of an inevitable adjustment, and Latin America, particularly Mexico, is in the early stages of recovering from one. In truly impoverished countries, unemployment is more than a statistic and a political inconvenience. Social safety nets are crucial in countries with high illiteracy and low or no labor mobility. Mass privatizations are critical, not only in increasing efficiency and accountability in large parts of the economy, but also as an important source of funding for social security and unemployment benefits.

--------------------------------------------------------------------------------
Emerging Markets Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
EMERGING MARKETS PORTFOLIO (CONT.)

At the microeconomic level, a focus on shareholder values needs to replace the idea of old style "Asian Values", i.e., corporations must be run in the interest of the owners, and not directed by overweening politicians, ministries or run in the "national interest." In today's world of low and declining tariffs, intense global competition and readily available information, corporate survival will increasingly depend on producing goods and services of better quality at lower prices. The corporate largesse engendered by the corrupt nexus between politics and big business must end. Increasingly, the ability to extract earnings from assets that exceed their cost of capital will be key. Developing countries will have to focus on nurturing and producing a professional cadre of businessmen who can steer family-begun and run empires in a more competitive global landscape. Education at the management and employee level will be critical, otherwise technologically driven productivity jumps, primarily in the West, will erode one of the important competitive edges of the Emerging Markets -- cheap and plentiful labor.

To summarize, we believe there are several important lessons to be learned from the Asian currency crisis:

- Consistency in fiscal, monetary and currency policy is crucial. Inconsistency is brutally punished.

- Banking systems are the heart of an economy and must be carefully and rigorously supervised.

- Bankruptcy laws are crucial cleansing solvents, and must be clearly stated and enforced.

- Return on equity must exceed the cost of equity. Prices of both must be clear; shareholder and property rights must be respected in the capital markets and in the board room.

- Deregulating capital markets without deregulating domestic industry is a disastrous combination.

During the second quarter, a second round of Asian contagion spread throughout the emerging markets largely due to Japan's equity and currency malaise. For the second quarter ended June 30, 1998 the Portfolio had a total return of -20.88% for the Class A shares and -20.88% for the Class B shares compared to -21.59% for the Index. The Portfolio's edge over the Index was largely driven by strong stock selection, particularly in Russia, Brazil, India, and Taiwan. Our underweight position in Malaysia was the single most important contributor to outperformance on a country basis as the market fell 46.1% during the second quarter. Also favorable was our overweight exposure to Poland and Turkey which returned - 2.7% and +9.5%, respectively. The most notable negative was our underweight position in Greece which was up 17.8% over the second quarter.

The recent turmoil in the emerging markets has led to steep declines in all the Latin markets. The Latin region fell 20.0% during the second quarter led by Venezuela ( - 40.2%), Brazil ( - 22.0%), and Chile ( - 21.7%). Peru was the best performing Latin market, falling 4.7%. Declining commodity prices (particularly oil and copper) and political noise given upcoming presidential elections (Brazil and Venezuela) have negatively affected these markets.

During the second quarter, we increased our Argentine exposure by approximately 2%, to a market weight position. This increase was driven by signs of economic strength and the government's commitment to reform. We trimmed 2% from our Brazilian holdings, bringing us to a market-neutral position. While Brazil offers attractive value and growth opportunities on a stock level, it suffers from deteriorating macro variables, such as a widening fiscal deficit and a vulnerable currency. In Argentina and Brazil, we are focusing on the telecom sector given its strong operating earnings growth and privatization potential. While remaining underweight, we increased (+1%) our Mexican exposure during the month of April. Our underweight position is driven by a deterioration in the macro environment (i.e., worsening trade account and expectations for higher inflation and interest rates). We are focusing on the consumer-related industries, such as beverages and retailers, given the continued strength of the Mexican consumer.

The Asian markets plunged 33.2% during the second quarter, driven by declines in Thailand ( - 52.6%), Indonesia ( - 52.5%), and Malaysia ( - 46.1%). The best performing Asian market was Taiwan, which fell 23.1%. Asia's abysmal returns were a result of renewed fears that Asia's currency markets would devalue again based on currency instability in Japan and Russia. Also disconcerting for the markets has been news of mounting bad bank loans, and rising interest rates, inflation and unemployment within South East Asia. The most notable political event took place in Indonesia, where President Suharto resigned on May 21st after leading the country for 32 years. Vice President Habibie replaced him (to the

--------------------------------------------------------------------------------
                                                      Emerging Markets Portfolio

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--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
EMERGING MARKETS PORTFOLIO (CONT.)
dismay of many student protesters) and has pledged new general elections next year. We expect that Habibie will be in office on a transitional basis.

The equity markets of the Indian sub-continent plummeted, with India and Pakistan falling 20.8% and 52.3%, respectively for the second quarter. Both markets toppled in the aftermath of nuclear tests, sparking renewed tension in the region and economic sanctions from the U.S. and Japan. We had been focusing on these markets as they offer good value and growth potential. Nevertheless, with the announcement of a disappointing Indian budget on June 1st, we have begun to trim our overweight position there.

Europe, Middle East and Africa posted disparate returns. The laggards included Russia ( - 53.1%) and South Africa ( - 26.6%). Turkey and Israel were the star performers of this region, returning +9.5% and +5.8%, respectively. Russia's equity market was decimated this past quarter given political changes, pressure on the currency, and oil price declines. At the end of March, President Yeltsin dismantled his cabinet in a successful effort to get rid of then Prime Minister Chernomyrdin. Yeltsin assembled his new team headed by Prime Minister Kiriyenko, who had previously been the Fuel and Energy Minister. In the short-term, sentiment deteriorated as fears over currency instability forced the central bank to hike interest rates by more than 100%. On a positive note, expectations of an IMF package for the ailing economy have been realized and should be supportive of the market and currency going forward.

South African equity and currency markets faced an arduous June, as returns spiraled downward throughout the month. The equity market fell 23.3% in June, including a 15.7% decline in the currency versus the dollar. A weak supply of foreign currency reserves left the government unable to ward off increasing pressure on the currency, as speculators sensed vulnerability. A lack of consistency in implementing monetary policy led to a loss of confidence in the central bank. The central bank continued to tinker with overnight repurchase rates throughout the month, only to induce more pessimism over the short-term future of the South African market. Ongoing structural problems in wages, which remain high in real terms, weaker dollar commodity prices and low economic growth conspired to create an overvalued rand vis-a-vis Asian currencies, further eroding the competitiveness of South African companies.

Over the course of the second quarter, we entered the Greek market by +2% given our expectation for improving macroeconomic numbers as Greece prepares to join the European Union. We moved to an overweight stance on Hungary as a result of improving economic growth and declining inflation. Though still overweight, we trimmed 2% from our exposure to Russia as interest rates rose to astronomical levels. Lastly, while maintaining our underweight position, we added 3% to South Africa where we are focusing on the corporate restructuring story.

MARKET OUTLOOK

With most Asian markets down 75%-90% and others halved, we believe we are somewhere close to an important economic and market trough. The speed and size of the recovery in these countries will be a function of recognizing and resolving the issues discussed in our general overview. In Asia, we are in the midst of a Japan-yen driven panic that has led to a second round of volatility in Asia. Nonetheless, the early indications are that Korea and Thailand in particular are starting to transform. Both these countries have new political leadership which should pave a clearer path to readjustment. With the market down 95% and Suharto ousted, it is easy, though glib, to say that the worst is over in Indonesia. The repair work to construct both a free market economy and a functioning democracy is going to be long and painful. The ability of Russia and China to adapt to economic recessions and the intense pressure to devalue are important factors that have yet to play out.

The markets are in an unforgiving mood, having driven China/Hong Kong down 50% and Russia down 70%. There may be worse economic, and perhaps political news ahead, particularly if the Japanese mandarins don't take their heads out of the sand. However, we believe that the death knell to socialism's last and true champions has been struck and the evidence indicates that Darwinian adaptation is underway. Stock buybacks in Japan, chaebol asset sales in Korea, bankruptcy law formulation in Thailand and the passage of social security reform in Brazil are perhaps the first drops of rain after the long drought.

--------------------------------------------------------------------------------
Emerging Markets Portfolio

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--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
EMERGING MARKETS PORTFOLIO (CONT.)

Asset valuations are near bargain levels. Investor sentiment is the most depressed that we have ever seen, and we are seeing the early signs of restructuring across several markets. Yen stability and some decisive action by Japan to end its crisis of confidence will most likely be the catalyst that arrests the current free fall in sentiment and prices. We are aligning our Portfolio more towards countries and companies that are demonstrating hard-headed adaptability to the new environment we envisage.

Madhav Dhar
PORTFOLIO MANAGER

Robert L. Meyer
PORTFOLIO MANAGER

July 1998

--------------------------------------------------------------------------------
                                                      Emerging Markets Portfolio

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--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1998
--------------------------------------------------------------------------------

EMERGING MARKETS PORTFOLIO
--------------------------------------------------------------------------------

                                                                          VALUE
     SHARES                                                               (000)
----------------------------------------------------------------------------------

COMMON STOCKS (92.9%)
  ARGENTINA (4.5%)
            (a)6    Acindar, Class B.................................  $        --
         113,980    Nortel ADR.......................................        2,835
         649,201    Telecom Argentina ADR............................       19,354
         985,258    Telefonica Argentina ADR.........................       31,959
         226,535    YPF ADR..........................................        6,810
                                                                       -----------
                                                                            60,958
                                                                       -----------
  BRAZIL (16.9%)
   1,004,948,653    Banco Bradesco (Preferred).......................        8,429
(a,d)295,998,880    Banco Nacional (Preferred).......................           13
      18,416,030    Brahma (Preferred)...............................       11,465
         187,666    Brahma ADR (Preferred)...........................        2,346
     567,030,179    CEMIG (Preferred)................................       17,650
         165,913    CEMIG ADR (Preferred)............................        5,136
      (e)103,241    CEMIG ADR (Preferred)............................        3,271
   (d)12,714,900    Coteminas........................................        3,463
       (e)98,865    Coteminas ADR....................................        1,348
      40,575,768    CRT, Class A (Preferred).........................       44,240
         119,441    CVRD, Class A (Preferred)........................        2,375
         185,219    CVRD ADR (Preferred).............................        3,916
    (a)2,019,600    EBE (Preferred)..................................           31
    (a)2,019,600    EMAE (Preferred).................................            2
       2,019,600    EPTE (Preferred).................................            7
       2,019,600    Eletropaulo Metropolitana (Preferred)............          150
      11,559,000    Encorpar (Preferred).............................           29
       1,277,207    Light............................................          392
       1,188,000    Lightpar.........................................           --
(a,d)119,019,000    Lojas Arapua (Preferred).........................           75
    (a,e)120,830    Lojas Arapua GDR (Preferred).....................           65
      52,673,000    Lojas Renner (Preferred).........................        1,549
      39,236,000    Pao de Acucar (Preferred)........................          882
         128,154    Pao de Acucar ADR................................        2,900
      40,540,333    Petrobras (Preferred)............................        7,536
       (e)59,795    Petrobras ADR (Preferred)........................        1,115
      51,302,000    Telebras.........................................        4,081
     179,340,000    Telebras (Preferred).............................       19,507
         591,783    Telebras ADR (Preferred).........................       64,615
   (a)17,996,000    Telerj Celular, Class B (Preferred)..............        1,058
               1    Telesp...........................................           --
         478,299    Telesp (Preferred)...............................          112
   (a)84,685,299    Telesp Celular, Class B (Preferred)..............        7,029
         402,565    Unibanco ADR (Preferred).........................       11,876
                                                                       -----------
                                                                           226,663
                                                                       -----------
  CHILE (0.7%)
         147,900    CCU ADR..........................................        3,124
         110,760    Endesa ADR.......................................        1,578
         164,545    Enersis ADR......................................        4,021
          67,786    Santa Isabel ADR.................................          746
                                                                       -----------
                                                                             9,469
                                                                       -----------


                                                                          VALUE
     SHARES                                                               (000)
----------------------------------------------------------------------------------
  CHINA (0.7%)
      (a)231,575    Huaneng Power International, Inc. ADR............  $     3,112
       2,029,000    Qingling Motors Co., Class H.....................          563
      (a)357,650    Yanzhou Coal Mining Co., Ltd. ADR................        3,487
      20,095,000    Zhenhai Refining & Chemical Co., Ltd., Class H...        2,594
                                                                       -----------
                                                                             9,756
                                                                       -----------
  EGYPT (1.8%)
          66,200    Al-Ahram Beverages Co. GDR.......................        2,082
              54    Ameriyah Cement Co...............................            1
         241,592    Commercial International Bank....................        2,663
          54,437    Commercial International Bank GDR (Registered)...          591
         166,555    Eastern Tobacco..................................        2,987
          18,200    Egypt Gas Co.....................................        1,744
          98,700    Egyptian Finance & Industrial (New)..............        2,112
          78,000    Helwan Cement....................................        1,178
          50,603    Industrial & Engineering.........................          823
          80,460    Madinet Nasr Housing & Development...............        3,851
          20,885    North Cairo Flour Mills Co.......................          353
           2,500    Paints & Chemical Industry.......................           72
         331,200    Paints & Chemical Industry GDR...................        2,931
         125,765    Tourah Portland Cement...........................        2,166
                                                                       -----------
                                                                            23,554
                                                                       -----------
  GREECE (2.0%)
      (a)282,850    Hellenic Petroleum...............................        2,313
      (a)699,819    Hellenic Telecommunication Organization..........       17,960
          23,040    National Bank of Greece..........................        2,956
          73,620    STET Hellas Telecommunications ADR...............        3,055
                                                                       -----------
                                                                            26,284
                                                                       -----------
  HONG KONG (1.5%)
       1,701,000    CLP Holdings Ltd.................................        7,750
       1,228,000    China Resources Enterprise Ltd...................        1,268
       6,092,000    Ng Fung Hong Ltd.................................        4,207
         321,000    Shanghai Industrial Holdings Ltd.................          756
       4,136,000    South China Morning Post Holdings Ltd............        1,988
         654,000    Sun Hung Kai Properties Ltd......................        2,777
       8,647,000    Zhejiang Expressway Co., Ltd., Class H...........        1,451
                                                                       -----------
                                                                            20,197
                                                                       -----------
  HUNGARY (2.9%)
       (a)58,185    Gedeon Richter Rt................................        4,683
          28,300    Gedeon Richter Rt. GDR (Registered)..............        2,321
         617,380    Matav Rt.........................................        3,585
         126,830    Matav Rt. ADR....................................        3,734

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Emerging Markets Portfolio

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--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1998
--------------------------------------------------------------------------------

EMERGING MARKETS PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                          VALUE
     SHARES                                                               (000)
----------------------------------------------------------------------------------

  HUNGARY (CONT.)

         775,714    MOL Magyar Olaj-es Gazipari Rt. GDR
                      (Registered)...................................  $    20,906
       (a)86,300    OTP Bank Rt......................................        4,242
                                                                       -----------
                                                                            39,471
                                                                       -----------
  INDIA (7.8%)
           6,575    Apollo Tyres Ltd.................................           14
             592    Associated Cement Cos., Ltd......................           17
         358,400    Bajaj Auto Ltd...................................        4,835
       3,991,800    Bharat Heavy Electricals Ltd.....................       23,155
      (a)128,000    Bharat Petroleum Corp., Ltd......................        1,059
              31    Ceat Ltd.........................................           --
    (d)1,215,900    Container Corp. of India Ltd.....................       13,105
         156,550    Cummins India....................................        1,302
      (a)255,240    Esab India Ltd...................................          460
           1,900    Federal Bank Ltd.................................            3
         527,313    Hero Honda Motors Ltd............................       10,888
         166,000    Hindustan Petroleum Corp., Ltd...................        1,529
         200,000    Hoechst Marion Roussel Ltd.......................        1,868
         131,186    Housing Development Finance Corp., Ltd...........        9,260
    (a,g)133,194    India Magnum Fund Ltd., (The) Class A............        4,262
             300    Indian Petrochemicals Corp., Ltd.................           --
             100    Indo Rama Synthetics Ltd.........................           --
             600    Industrial Credit & Investment Corp. of India
                      Ltd............................................           --
         201,200    Infosys Technology Ltd...........................       10,548
             150    ITC Bhadrachalam Paperboards Ltd.................           --
         372,162    ITC Ltd..........................................        5,723
          35,000    ITC Ltd. GDR.....................................          614
       (a)52,862    JK Synthetics Ltd................................            2
         175,950    Larsen & Toubro Ltd..............................          952
          40,000    Larsen & Toubro Ltd. GDR.........................          374
 (a,g)42,697,100    Morgan Stanley Growth Fund.......................        6,042
         131,581    MRF Ltd., Class B................................        5,992
         154,400    Shanti Gears Ltd.................................          255
         180,750    Shriram Honda Power Equipment, Class B...........          597
       (d)45,000    Sri Venkatesa Mills Ltd..........................           49
         272,300    State Bank of India..............................        1,357
           3,114    Sudarshan Chemical Industries Ltd................            3
             988    Tata Engineering & Locomotive Co., Ltd...........            4
           2,100    Wartsila Diesel Ltd..............................            8
                                                                       -----------
                                                                           104,277
                                                                       -----------
  INDONESIA (0.9%)
       4,055,341    Gudang Garam.....................................        2,392
       (a)68,600    Gulf Indonesia Resources Ltd.....................          789
      16,715,855    Indah Kiat Pulp & Paper Corp. (Foreign)..........        3,202
         982,500    Semen Gresik.....................................          560

                                                                          VALUE
     SHARES                                                               (000)
----------------------------------------------------------------------------------
      12,946,800    Telekomunikasi Indonesia.........................  $     3,665
         292,995    Telekomunikasi Indonesia ADR.....................        1,703
                                                                       -----------
                                                                            12,311
                                                                       -----------
  ISRAEL (4.3%)
    (a)2,208,000    Bank Hapoalim Ltd. (Registered)..................        6,679
      (a)216,300    Dor Energy 1988 Ltd..............................        1,557
         525,000    First International Bank of Israel, Class 1......          820
         768,048    First International Bank of Israel, Class 5......        6,007
         180,543    Koor Industries Ltd..............................       20,861
      (a)155,301    Orbotech Ltd.....................................        5,649
       4,184,850    Supersol Ltd.....................................       13,788
         122,100    Supersol Ltd. ADR................................        2,015
                                                                       -----------
                                                                            57,376
                                                                       -----------
  KOREA (4.2%)
         191,000    Hankuk Glass Industry Co., Ltd...................        2,087
      (d)650,093    Pohang Iron & Steel Co., Ltd.....................       21,311
          42,060    S1 Corp..........................................        4,258
         784,903    Samsung Electronics Co...........................       24,296
       (a)18,478    Samsung Electronics Co. GDR......................          258
           1,380    Samsung Fire & Marine Insurance Co...............          230
        (d)8,044    SK Telecom Co., Ltd..............................        3,636
                                                                       -----------
                                                                            56,076
                                                                       -----------
  MALAYSIA (2.5%)
         202,000    Carlsberg Brewery Malaysia Bhd...................          613
       2,355,200    Genting Bhd......................................        4,256
       1,922,000    Golden Hope Plantations Bhd......................        1,760
       1,204,000    Kuala Lumpur Kepong Bhd..........................        1,944
    (a)1,352,000    Magnum Corp. Bhd.................................          502
       1,413,600    Malayan Banking Bhd..............................        1,424
       1,413,600    Malayan Banking Bhd, Class A.....................        1,424
         491,000    Malaysian International Shipping Corp. Bhd
                      (Foreign)......................................          715
         385,000    Nestle (Malaysia) Bhd............................        1,744
       1,502,000    Petronas Gas Bhd.................................        2,787
         492,000    R.J. Reynolds Bhd................................          682
         498,000    Rothmans of Pall Mall (Malaysia) Bhd.............        3,450
       1,825,000    Technology Resources Industries Bhd..............        1,253
       3,974,000    Telekom Malaysia Bhd.............................        6,703
       3,451,000    Tenaga Nasional Bhd..............................        4,158
                                                                       -----------
                                                                            33,415
                                                                       -----------
  MEXICO (7.4%)
    (a)2,326,269    Banacci, Class B.................................        4,528
      (a)966,103    Banacci, Class L.................................        1,558
       1,248,325    Bancomer, Class B................................          465
    (a,e)154,080    Bancomer, Class B ADR............................        1,137
       1,592,495    Cemex CPO........................................        5,969
         994,727    Cemex CPO ADR....................................        7,465
          60,580    Cemex, Class B...................................          267
         219,218    Cemex, Class B ADR...............................        1,932

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                      Emerging Markets Portfolio

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        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1998
--------------------------------------------------------------------------------

EMERGING MARKETS PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                          VALUE
     SHARES                                                               (000)
----------------------------------------------------------------------------------

  MEXICO (CONT.)

       (a)32,768    Femsa ADR........................................  $     1,032
       2,963,284    Kimberly-Clark, Class A..........................       10,465
      (a)518,854    Televisa CPO ADR.................................       19,522
         897,335    Telmex, Class L ADR..............................       43,128
         189,267    TV Azteca ADR....................................        2,046
                                                                       -----------
                                                                            99,514
                                                                       -----------
  MOROCCO (0.0%)
           5,924    SNI Maroc, Series 'V' (Bearer)...................          568
                                                                       -----------
  PAKISTAN (2.0%)
              31    Crescent Textile Mills Ltd.......................           --
        (a)3,162    D.G. Khan Cement Ltd.............................           --
       6,361,100    Fauji Fertilizer Co., Ltd........................        6,864
       3,212,900    Hub Power Co.....................................          882
       1,252,665    Pakistan State Oil Co., Ltd......................        1,983
          38,350    Pakistan Telecommunications Corp. GDS............        1,323
      40,292,700    Pakistan Telecommunications Corp., Class A.......       14,158
    (a)5,627,702    Sui Northern Gas.................................        1,062
                                                                       -----------
                                                                            26,272
                                                                       -----------
  PERU (0.0%)
              49    Cementos Lima....................................           --
                                                                       -----------
  PHILIPPINES (1.8%)
      16,091,400    Ayala Corp.......................................        4,148
         344,704    Ayala Land, Inc., Class B........................           99
       1,636,890    Manila Electric Co., Class B.....................        4,318
         346,170    Philippine Long Distance Telephone Co............        7,886
          26,100    Philippine Long Distance Telephone Co. ADR.......          591
       3,176,360    San Miguel Corp., Class B........................        4,189
      18,875,000    SM Prime Holdings, Inc...........................        2,987
                                                                       -----------
                                                                            24,218
                                                                       -----------
  POLAND (2.7%)
      (a)198,868    Agros Holding, Class C...........................        2,909
          81,937    Bank Handlowy W Warszawie........................        1,563
          42,170    Bank Slaski......................................        2,830
       2,543,300    BIG Bank Gdanski.................................        3,392
         194,000    BIG Bank Gdanski GDR.............................        3,773
         107,400    BRE Bank.........................................        2,911
      (a)127,360    Debica...........................................        2,557
     (a,d)33,400    Eastbridge N.V...................................        2,245
      (a)971,512    Elektrim.........................................       11,841
       (a)68,040    Exbud GDR........................................          820
      (a)483,800    Polifarb Cieszyn-Wroclaw.........................        1,249
                                                                       -----------
                                                                            36,090
                                                                       -----------
  RUSSIA (6.9%)
      (d)592,359    Alliance Cellulose Ltd...........................        2,358
          43,000    AO Tatneft ADR...................................          333
      (a)600,000    Global Tele-Systems Group, Inc. (Registered).....       29,250

                                                                          VALUE
     SHARES                                                               (000)
----------------------------------------------------------------------------------
      (a)214,733    Lukoil Holding...................................  $     1,836
          43,330    Lukoil Holding ADR...............................        1,439
      11,024,330    Mosenergo ADR....................................          551
 (a,d)37,259,635    Mustcom..........................................       12,843
      (e)124,600    Pliva d.d. GDR...................................        2,025
    (a,d)317,851    Russian Telecom Development Corp.................        1,510
        (a,d)990    Storyfirst Communications, Inc., Class C.........        1,416
      (a,d)2,640    Storyfirst Communications, Inc., Class D.........        3,775
      (a,d)3,250    Storyfirst Communications, Inc., Class E.........        4,648
      (a,d)1,331    Storyfirst Communications, Inc., Class F.........        3,807
         267,280    Surgutneftgaz ADR................................        1,069
 (a,d)21,882,643    Svyaz Finance....................................       17,506
         113,790    Tatneft ADR......................................          882
      11,857,500    Unified Energy Systems (2nd Issue)...............        1,533
      (a)133,635    Vimpel-Communications ADR........................        5,980
                                                                       -----------
                                                                            92,761
                                                                       -----------
  SOUTH AFRICA (7.2%)
         709,930    Amalgamated Banks of South Africa................        4,438
         373,898    Barlow Rand Ltd..................................        1,974
         482,857    Bidvest Group Ltd................................        3,691
          22,120    Coronation Holdings Ltd..........................          344
          90,900    Coronation Holdings Ltd. (New)...................        1,367
       1,142,650    Ellerine Holdings Ltd............................        6,274
         615,100    Forbes Group Ltd.................................        1,221
       1,966,409    Illovo Sugar Ltd.................................        2,458
         532,865    Liberty Life Association of Africa Ltd...........       10,407
         938,175    Malbak Ltd.......................................          634
       4,884,660    NBS Boland Group Ltd.............................        6,354
    (a)7,748,300    New Africa Investments Ltd., Class N.............        8,312
       2,118,130    Orion Selections Holdings Ltd....................        3,578
       1,527,210    Orion Selections Ltd.............................        1,896
         890,500    Persetel Holdings Ltd............................        7,973
         520,100    Primedia Ltd., Class N...........................        3,418
       3,268,425    Protea Furnishers Ltd............................        2,319
         798,730    Rembrandt Group Ltd..............................        4,993
       1,732,030    Sasol Ltd........................................       10,051
         355,150    South African Breweries Ltd......................        7,320
       2,572,874    The Education Investment Corp., Ltd..............        4,673
       3,956,900    Woolworths Holdings Ltd..........................        2,941
                                                                       -----------
                                                                            96,636
                                                                       -----------
  TAIWAN (5.4%)
    (a)1,329,500    Asustek Computer, Inc............................       10,873
    (a)5,589,000    Chinatrust Commercial Bank.......................        5,514
    (a)3,886,062    Compal Electronics, Inc..........................       10,461
      13,786,054    Far East Textile Ltd.............................       10,672
    (a)1,995,000    Hon Hai Precision Industry.......................       10,103
    (a)2,002,500    Kuoyang Construction.............................        3,147
       1,523,000    President Chain Store Corp.......................        4,853

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Emerging Markets Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1998
--------------------------------------------------------------------------------

EMERGING MARKETS PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                          VALUE
     SHARES                                                               (000)
----------------------------------------------------------------------------------

  TAIWAN (CONT.)

    (a)7,143,072    Siliconware Precision Industries Co..............  $    10,374
    (a)3,524,000    Taiwan Semiconductor Manufacturing Co............        7,282
                                                                       -----------
                                                                            73,279
                                                                       -----------
  THAILAND (1.7%)
         943,950    Advanced Info Service PCL (Foreign)..............        4,026
         305,500    BEC World PCL (Foreign)..........................        1,166
       4,742,800    Bangkok Bank PCL (Foreign).......................        5,844
         619,350    Delta Electronics (Thailand) PCL (Foreign).......        3,522
         224,000    Lanna Lignite PCL (Foreign)......................          154
    (a,d)994,300    National Petrochemical PCL (Foreign).............          277
      (a)709,600    PTT Exploration & Production PCL (Foreign).......        5,381
         521,900    Shinawatra Computer Co. PCL (Foreign)............        1,905
       (a)34,400    Siam Cement PCL (Foreign)........................           24
      (a)268,100    Thai Engine Manufacturing PCL (Foreign)..........          102
         985,900    United Communication Industry PCL (Foreign)......          467
                                                                       -----------
                                                                            22,868
                                                                       -----------
  TURKEY (6.2%)
      (e)159,280    Akbank T.A.S.....................................        1,028
      32,801,600    Akbank T.A.S.....................................        1,059
      96,202,500    Arcelik..........................................        4,516
      49,231,100    Ege Biracilik....................................        5,823
      21,320,000    Erciyas Biracilik................................        3,242
   (a)76,997,000    Eregli Demir Celik...............................       11,999
       1,791,000    Migros (Registered)..............................        1,749
      11,666,000    Petrol Ofisi A.S.................................        2,979
      26,693,000    Turk Sise ve Cam Fabrikalari A.S.................          195
      84,697,500    Turkiye Is Bankasi, Class C......................        3,419
   (a)70,055,000    Vestel Elektronik Sanayi Ve Ticaret A.S..........        9,339
   1,488,903,221    Yapi Ve Kredi Bankasi A.S........................       38,019
                                                                       -----------
                                                                            83,367
                                                                       -----------
  VENEZUELA (0.1%)
       2,164,326    Electricidad de Caracas..........................          977
                                                                       -----------
  ZIMBABWE (0.6%)
       6,665,249    Delta Corp., Ltd.................................        4,367
         290,800    Meikles Africa Ltd...............................          371
       1,682,700    Meikles Africa Ltd. ADR..........................        2,061
    (e)9,900,000    Trans Zambesi Industries Ltd.....................        1,237
       3,800,000    Trans Zambesi Industries Ltd. (Registered).......          475
                                                                       -----------
                                                                             8,511
                                                                       -----------

                                                                          VALUE
     SHARES                                                               (000)
----------------------------------------------------------------------------------
  OTHER (0.2%)
      (g)245,645    Morgan Stanley Africa Investment Fund, Inc.......  $     2,917
                                                                       -----------
TOTAL COMMON STOCKS (Cost $1,486,352)................................    1,247,785
                                                                       -----------
PREFERRED STOCKS (0.0%)
  COLOMBIA (0.0%)
      (d)103,207    Bancolombia......................................          192
                                                                       -----------
  RUSSIA (0.0%)
       (a)85,000    Norilsk Nickel...................................          187
                                                                       -----------
TOTAL PREFERRED STOCKS (Cost $973)...................................          379
                                                                       -----------

     NO. OF
     RIGHTS
----------------

RIGHTS (0.2%)
  BRAZIL (0.1%)
    (a)1,061,295    CRT..............................................           --
    (a)1,111,637    CRT (RFD)........................................        1,212
       (a)22,479    TELESP (Preferred)...............................           --
                                                                       -----------
                                                                             1,212
                                                                       -----------
  POLAND (0.0%)
      (a)107,400    BRE Bank.........................................           31
                                                                       -----------
  TURKEY (0.1%)
   (a)20,501,000    Akbank T.A.S.....................................          527
   (a)26,693,000    Turk Sise ve Cam Fabrikalari A.S.................          882
                                                                       -----------
                                                                             1,409
                                                                       -----------
TOTAL RIGHTS (Cost $1,436)...........................................        2,652
                                                                       -----------

     NO. OF
    WARRANTS
----------------

WARRANTS (0.0%)
  THAILAND (0.0%)
    (a)1,020,633    Siam Commercial Bank PCL, (Foreign) (Cost $0)....           --
                                                                       -----------

     NO. OF
     UNITS
----------------

UNITS (2.7%)
  MEXICO (2.3%)
         971,329    Femsa............................................       30,251
                                                                       -----------
  RUSSIA (0.4%)
      (a,d)1,637    Storyfirst Communications, Inc., First Section,
                      Tranche I, 25.00%, 7/30/98.....................        2,341
         (a,d)96    Storyfirst Communications, Inc., Second Section,
                      Tranche I, 25.00%, 7/30/98.....................          137
        (a,d)421    Storyfirst Communications, Inc., Tranche II,
                      26.00%, 7/30/98................................          602
        (a,d)562    Storyfirst Communications, Inc., Tranche IV,
                      28.00%, 7/30/98................................          804

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                      Emerging Markets Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1998
--------------------------------------------------------------------------------

EMERGING MARKETS PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

     NO. OF                                                               VALUE
     UNITS                                                                (000)
----------------------------------------------------------------------------------

  RUSSIA (CONT.)

        (a,d)654    Storyfirst Communications, Inc., Tranche V,
                      29.00%, 7/30/98................................  $       936
        (a,d)550    Storyfirst Communications, Inc., Tranche VI,
                      30.00%, 7/30/98................................          787
                                                                       -----------
                                                                             5,607
                                                                       -----------
TOTAL UNITS (Cost $26,997)...........................................       35,858
                                                                       -----------

      FACE
     AMOUNT
     (000)
----------------

CONVERTIBLE DEBENTURES (0.1%)
  INDIA (0.0%)
INR          336    DCM Shriram Industries Ltd.,
                      7.50%, 2/21/02.................................          176
                                                                       -----------
  SOUTH AFRICA (0.1%)
ZAR       (a)111    Sasol Ltd., 8.50%, 12/29/49......................          621
                                                                       -----------
TOTAL CONVERTIBLE DEBENTURES (Cost $1,863)...........................          797
                                                                       -----------
NON-CONVERTIBLE DEBENTURES (0.1%)
  INDIA (0.1%)
INR          341    DCM Shriram Industries Ltd., (Floating Rate),
                      9.90%, 2/21/02.................................          225
             700    Saurashtra Cement & Chemicals Ltd., 18.00%,
                      11/27/98.......................................        1,399
                                                                       -----------
TOTAL NON-CONVERTIBLE DEBENTURES (Cost $2,864).......................        1,624
                                                                       -----------
TOTAL FOREIGN SECURITIES (96.0%)
  (Cost $1,520,485)..................................................    1,289,095
                                                                       -----------
SHORT-TERM INVESTMENT (4.3%)
  REPURCHASE AGREEMENT (4.3%)
$         57,760    Chase Securities, Inc. 5.40%, dated 6/30/98, due
                      7/01/98, to be repurchased at $57,769,
                      collateralized by U.S. Treasury Notes, 5.75%,
                      due 11/15/00, valued at $58,952 (Cost
                      $57,760).......................................       57,760
                                                                       -----------
FOREIGN CURRENCY (1.2%)
ARP            4    Argentine Peso...................................            4
BRL        2,170    Brazilian Real...................................        1,876
CAD            1    Canadian Dollar..................................            1
COP        5,164    Colombian Peso...................................            4
EGP          886    Egyptian Pound...................................          260
HKD        1,502    Hong Kong Dollar.................................          194
HUF        3,871    Hungarian Forint.................................           18
INR       51,781    Indian Rupee.....................................        1,221
IDR    2,262,058    Indonesian Rupiah................................          153
MYR        5,977    Malaysian Ringgit................................        1,440
MXP        1,746    Mexican Peso.....................................          194
MAD        3,348    Morrocan Dhiram..................................          343

     AMOUNT                                                               VALUE
     (000)                                                                (000)
----------------------------------------------------------------------------------
PKR       77,904    Pakistan Rupee...................................  $     1,690
PHP          849    Philippines Peso.................................           20
PLN        5,079    Poland Zloty.....................................        1,457
ZAR       26,490    South African Rand...............................        4,475
KRW       99,885    South Korean Won.................................           73
LKR            2    Sri Lankan Rupee.................................           --
TWD      108,149    Taiwan Dollar....................................        3,147
TRL    2,154,225    Turkish Lira.....................................            8
VEB       21,859    Venezuelan Bolivar...............................           40
                                                                       -----------
TOTAL FOREIGN CURRENCY (Cost $16,847)................................       16,618
                                                                       -----------
TOTAL INVESTMENTS (101.5%) (Cost $1,595,092).........................    1,363,473
                                                                       -----------

OTHER ASSETS (1.6%)
  Net Unrealized Gain on Foreign Currency Exchange
    Contracts.............................................  $    6,647
  Receivable for Investments Sold.........................       6,255
  Dividends Receivable....................................       3,894
  Interest Receivable.....................................       2,974
  Receivable for Portfolio Shares Sold....................         463
  Foreign Withholding Tax Reclaim Receivable..............         363
  Other...................................................         111      20,707
                                                            ----------
LIABILITIES ( - 3.1%)
  Bank Overdraft Payable..................................     (12,360)
  Payable for Investments Purchased.......................     (10,224)
  Net Unrealized Loss on Swap Agreements..................      (6,244)
  Investment Advisory Fees Payable........................      (5,123)
  Payable for Portfolio Shares Redeemed...................      (3,959)
  Custodian Fees Payable..................................      (1,823)
  Payable for Foreign Taxes...............................        (926)
  Administrative Fees Payable.............................        (177)
  Directors' Fees & Expenses Payable......................         (92)
  Sub-Administrative Fees Payable.........................         (27)
  Distribution Fee Payable................................          (7)
  Other Liabilities.......................................        (534)    (41,496)
                                                            ----------  ----------
NET ASSETS (100%).....................................................  $1,342,684
                                                                        ----------
                                                                        ----------

NET ASSETS CONSIST OF:
Paid in Capital.......................................................  $1,767,647
Undistributed Net Investment Income...................................       5,658
Accumulated Net Realized Loss.........................................    (198,560)
Unrealized Depreciation on Investments, Foreign Currency translations and Swaps (Net of accrual for foreign taxes of $489 on unrealized
  appreciation on investments)........................................    (232,061)
                                                                        ----------
NET ASSETS............................................................  $1,342,684
                                                                        ----------
                                                                        ----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Emerging Markets Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1998
--------------------------------------------------------------------------------

EMERGING MARKETS PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                          AMOUNT
                                                                          (000)
----------------------------------------------------------------------------------

CLASS A:
----------------------------------------------------------------------
NET ASSETS............................................................  $1,331,023
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 119,901,591 outstanding $0.001 par value shares
  (authorized 500,000,000 shares).....................................      $11.10
                                                                        ----------
                                                                        ----------
CLASS B:
----------------------------------------------------------------------
NET ASSETS............................................................     $11,661
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 1,050,697 outstanding $0.001 par value shares
  (authorized 500,000,000 shares).....................................      $11.10
                                                                        ----------
                                                                        ----------

------------------------------------------------------------
FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:
   Under the terms of foreign currency exchange contracts open at June 30, 1998, the Portfolio is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars as indicated below:

                                                                            NET
   CURRENCY                                 IN EXCHANGE                 UNREALIZED
  TO DELIVER       VALUE     SETTLEMENT         FOR           VALUE     GAIN (LOSS)
     (000)         (000)        DATE           (000)          (000)        (000)
---------------   --------   -----------   --------------   ---------   -----------
KRW      59,183   $     43     7/01/98     U.S.$       43   $      43   $       --
U.S.$     1,792      1,792     7/01/98     BRL      2,072       1,792           --
U.S.$       101        101     7/01/98     IDR  1,487,725         101           --
U.S.$       103        103     7/02/98     IDR  1,517,723         103           --
U.S.$       374        374     7/02/98     MYR      1,544         372           (2)
MYR      81,808     19,328     8/11/98     U.S.$   21,737      21,737        2,409
ZAR      30,186      4,928     9/18/98     U.S.$    5,439       5,439          511
ZAR      77,385     12,632     9/18/98     U.S.$   13,947      13,947        1,315
ZAR      16,442      2,614    12/23/98     U.S.$    2,813       2,813          199
ZAR      66,349     10,543    12/24/98     U.S.$   11,252      11,252          709
ZAR      82,238     13,142    12/28/98     U.S.$   14,065      14,065          923
KRW   4,363,485      3,154    12/29/98     U.S.$    2,866       2,866         (288)
ZAR      10,283      1,642    12/31/98     U.S.$    1,688       1,688           46
KRW  11,140,983      8,051     1/04/99     U.S.$    7,218       7,218         (833)
ZAR      99,189     15,219     6/21/99     U.S.$   16,879      16,879        1,660
U.S.$       563        563     6/21/99     ZAR      3,660         561           (2)
                  --------                                  ---------   -----------
                  $ 94,229                                  $ 100,876   $    6,647
                  --------
                  --------                                  ---------   -----------
                                                            ---------   -----------

------------------------------------------------------------
SWAP AGREEMENTS:
The Portfolio had the following Total Return Swap Agreements open at June 30, 1998:

                                                                        NET
 NOTIONAL                                                           UNREALIZED
  AMOUNT                                                          (DEPRECIATION)
   (000)                          DESCRIPTION                          (000)
-----------    -------------------------------------------------  ---------------
$  (d)7,400    Agreement with Goldman Sachs International
                 terminating November 3, 1998 to pay 12 month
                 USD-LIBOR minus 4.00% and to receive the SET
                 Index converted into USD at the mid-market rate
                 on October 30, 1998                              $       (3,095)
   (d)3,000    Agreement with Goldman Sachs International
                 terminating November 5, 1998 to pay 12 month
                 USD-LIBOR minus 4.50% and to receive the SET
                 Index converted into USD at the mid-market rate
                 on November 3, 1998                                      (1,260)
   (d)2,000    Agreement with Goldman Sachs International
                 terminating November 9, 1998 to pay 12 month
                 USD-LIBOR minus 3.50% and to receive the SET
                 Index converted into USD at the mid-market rate
                 on November 5, 1998.                                       (963)
   (d)1,191    Agreement with Goldman Sachs International
                 terminating March 5, 1999 to make quarterly
                 payments equal to the 3 month USD-LIBOR plus
                 1.75% and to receive quarterly payments equal
                 to the SET Index converted into USD at the
                 mid-market rate.                                           (173)
   (d)2,713    Agreement with Goldman Sachs International
                 terminating March 6, 1999 to make quarterly
                 payments equal to the 3 month USD-LIBOR plus
                 2.00% and to receive quarterly payments equal
                 to the SET Index converted into USD at the
                 mid-market rate.                                           (414)
   (d)1,299    Agreement with Goldman Sachs International
                 terminating March 9, 1999 to make quarterly
                 payments equal to the 3 month USD-LIBOR plus
                 1.75% and to receive quarterly payments equal
                 to the SET Index converted into USD at the
                 mid-market rate.                                           (179)

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                      Emerging Markets Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1998
--------------------------------------------------------------------------------

EMERGING MARKETS PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                        NET
 NOTIONAL                                                           UNREALIZED
  AMOUNT                                                          (DEPRECIATION)
   (000)                          DESCRIPTION                          (000)
---------------------------------------------------------------------------------
$  (d)2,363    Agreement with Goldman Sachs International
                 terminating March 12, 1999 to make quarterly
                 payments equal to the 3 month USD-LIBOR plus
                 2.00% and to receive quarterly payments equal
                 to the SET Index converted into USD at the
                 mid-market rate.                                 $         (160)
                                                                         -------
                                                                  $       (6,244)
                                                                         -------
                                                                         -------

------------------------------------------------------------

(a)   --  Non-income producing security
(d) -- Securities (totaling $97,836 or 7.3% of net assets at June 30, 1998) were valued at fair value -- see note A-1 to financial statements.
(e)   --  144A Security - certain conditions for public sale may exist.
(g)   --  The fund is advised by an affiliate.
ADR   --  American Depositary Receipt
CPO   --  Certificate of Participation
GDR   --  Global Depositary Receipt
GDS   --  Global Depositary Shares
PCL   --  Public Company Limited
RFD   --  Ranked for Dividend
Floating Rate -- Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on June 30, 1998.

------------------------------------------------------------
            SUMMARY OF FOREIGN SECURITIES BY INDUSTRY CLASSIFICATION

                                            VALUE      PERCENT OF
INDUSTRY                                    (000)      NET ASSETS
------------------------------------------------------------------
Capital Equipment......................  $   107,609          8.0%
Consumer Products......................      198,570         14.8
Energy.................................      128,159          9.5
Finance................................      187,110         13.9
Materials..............................      103,010          7.7
Multi-Industry.........................       50,733          3.8
Services...............................      513,904         38.3
                                         -----------          ---
                                         $ 1,289,095         96.0%
                                         -----------          ---
                                         -----------          ---

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Emerging Markets Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
EUROPEAN EQUITY PORTFOLIO

COMPOSITION OF NET ASSETS (AT JUNE 30, 1998)
---------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Austria                0.9%
Belgium                1.0%
Denmark                1.9%
Finland                6.7%
France                12.0%
Germany               16.0%
Italy                  5.6%
Netherlands            7.5%
Norway                 1.4%
Spain                  4.2%
Sweden                 8.0%
Switzerland            9.9%
United Kingdom        23.3%
Other                  1.6%

PERFORMANCE COMPARED TO MORGAN STANLEY
CAPITAL INTERNATIONAL (MSCI) EUROPE INDEX(1)
---------------------------------------

                                          TOTAL RETURNS(2)
                                -------------------------------------
                                                  AVERAGE    AVERAGE
                                                  ANNUAL     ANNUAL
                                          ONE      FIVE       SINCE
                                 YTD      YEAR     YEAR     INCEPTION
                                ------   ------   -------   ---------
PORTFOLIO -- CLASS A..........  24.44%   27.73%   22.11%     22.28%
PORTFOLIO -- CLASS B..........  24.30    27.46      N/A      25.66
INDEX -- CLASS A..............  26.49    37.06    22.97      22.00
INDEX -- CLASS B..............  26.49    37.06      N/A      28.95

1. The MSCI Europe Index is an unmanaged market value weighted index of common stocks listed on the stock exchanges of countries in Europe (assumes dividends are reinvested).

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------------------------------------

THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED ARE MEASURED BY THE MSCI EUROPE INDEX AND ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

The investment objective of the European Equity Portfolio is to seek long-term capital growth through investment in equity securities of European issuers. Equity securities for this purpose include stocks and stock equivalents such as securities convertible into common and preferred stocks and securities having equity characteristics, such as rights and warrants to purchase common stock.

The approach taken in selecting investments for the Portfolio is oriented to individual stock selection and is value driven. The initial step in identifying attractive undervalued securities is the screening of European databases. Stocks are screened for undervaluation on two primary criteria, cash flow and book value, and three secondary criteria, earnings, sales and yield. Once stocks have been selected from this screening process, they are put through detailed fundamental analysis. Important areas covered during this in-depth study include the companies' balance sheets and cash flow, franchise, products, management and the strategic value of the assets.

For the six months ended June 30, 1998, the Portfolio had a total return of 24.44% for the Class A shares and 24.30% for the Class B shares compared to a total return of 26.49% for the Morgan Stanley Capital International (MSCI) Europe Index (the "Index"). For the one year ended June 30, 1998, the Portfolio had a total return of 27.73% for the Class A shares and 27.46% for the Class B shares compared to 37.06% for the Index. For the five-year period ended June 30, 1998, the average annual total return of Class A was 22.11% compared to 22.97% for the Index. From inception on April 2, 1993 to June 30, 1998, the average annual total return of Class A was 22.28% compared to 22.00% for the Index. From inception on January 2, 1996 to June 30, 1998, the average annual total return of Class B was 25.66% compared to 28.95% for the Index.

For the second quarter the Portfolio return was 5.13%, in line with the Index, in U.S. dollars, as performance was impacted by a very weak June, where the continuing positive of the U.K. underweight and Continental European overweight was negatively impacted by stock selection in Germany, Switzerland and the U.K.. This was due to specific stocks in Germany (Holzmann and Veba), as well as Schindler in Switzerland. The overall theme in the U.K. was continued weakness of capital goods stocks on the back of renewed sterling strength and concerns about the direction of the domestic economy.

--------------------------------------------------------------------------------
                                                       European Equity Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
EUROPEAN EQUITY PORTFOLIO (CONT.)

The Portfolio continues its underweight in the U.K., but with the increasing emergence of value in that market it is likely that this underweight will be gradually reduced in the months ahead. The main overweights continue to be Finland and Sweden, where we continue to find high quality well managed companies generating very high returns on capital. The Portfolio maintains near market weightings in the other major European markets, due to the increasingly stretched valuations there.

While increasing economic growth in the European core is of benefit to domestically oriented stocks, we are increasingly cautious about the prospects for the world economy given the recession in Asia and Japan and overcapacities emerging in that region. We are therefore wary of investing in basic industries or in capital goods companies, and view a weaker dollar as a potential risk to European earnings as well. We would argue that in a number of cases Continental European stock prices do not adequately take these risks into account. While we find little remaining value in the Spanish and Italian markets, given recent performance, we nevertheless maintain our positions on the basis of expectations regarding European convergence and the largely domestic nature of the listed stocks in these countries.

Additions to the portfolio in the first six months of the year included:

RHONE POULENC, a French integrated chemicals company which is committed to transforming itself into a life science company, with some specialty chemicals. We are confident it will succeed in this aim. Rhone Poulenc is cheap on the basis of earnings before income tax, depreciation and amortization.

BANCO BILBAO VIZCAYA (BBV) is one of the largest banking groups in Spain together with Banco Santander and Argentaria, and the second largest market cap in the Spanish Stock Exchange. BBV has 56% of its assets in Spain and 23% in America (mainly Latin America, where it is growing through affiliates). Traditionally dedicated to Retail Banking (which still accounts for 63% of Operating Income), the firm is diversifying to Middle and Wholesale Banking, Private Banking, and Capital Markets. BBV's 1998-2000 strategic plan ("Programa Two*1000") is geared toward further growth, greater communication, and increased profitability (more pressure on margins).

AUTOLIV (Sweden) produces vehicle occupant safety devices, primarily airbags and seatbelts. These products typically have no aftermarket, thus volumes depend on penetration of vehicles and vehicle production, while prices are dependent on OEM contracts. Seatbelts, Autoliv's original business, is fairly mature. Prices of front airbags are falling as this has become a mass market product. Future growth is expected from new products such as side impact airbags, in addition to other crash products including the next generation of "smart" airbags.

AEGIS (U.K.) is the holding company for Carat, the largest independent media planning and buying agency in Europe, with a roster of multinational clients including Volkswagen, Philips, American Express, Walt Disney, and Coca-Cola. As media audiences fragment and new media proliferate, Carat is expanding the range of services it offers to help clients target and reach consumers efficiently. The company is also expanding from a small base in the U.S. and Asia to serve the multinational clients whose loyalty it enjoys in Europe. Even while growing, Aegis is able to convert 100% or more of its operating profit into operating cash flow by virtue of the float provided by customers, who pay their bills before the company pays the media.

BG (U.K.) comprises the gas pipeline business Transco, gas exploration and production, and some international downstream assets. Transco is the monopoly gas pipeline and storage system in the U.K., formerly owned by British Gas. BG was savagely derated by the market following adverse regulatory actions and poor allocation of capital across the Group by the previous management. BG has come through the regulatory review, and new management appear to have normalized the relationship with the regulator. Free cash flows should improve in the E&P operations following re-allocation of capital and an improving production profile.

CAPITAL RADIO (U.K.) is one of the largest and most successful commercial radio groups in the U.K. with shareholdings in a number of other radio broadcasting companies. More recently, a restaurant group and a record label have been added to its fold.

DIAGEO (U.K.) is one of the world's largest diversified consumer goods companies, formed in 1997 with the merger of Grand Metropolitan and Guinness. Diageo's core business is drinks, and it is the world's largest spirits player. Guinness Brewing is a growing

--------------------------------------------------------------------------------
European Equity Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
EUROPEAN EQUITY PORTFOLIO (CONT.)
international specialty beer company. Diageo's principal food interests comprise Burger King, Pillsbury, Green Giant, and Haagen-Dazs. Diageo generates substantial free cash flows, which should be sensibly used by a management team committed to shareholder value.

LONRHO (U.K.) was for many years a highly diversified conglomerate with interests including mining, whisky, and motor dealing. Following the departure of its founder Tiny Rowland and subsequent management changes, Lonrho is becoming a focused mining Group with principal interests in platinum, coal (Duiker), and gold (Ashanti). Its last major non-core business, Princess Hotels, is scheduled to be sold, and Lonrho Africa is to be demerged. The restructuring has been complicated and at times acrimonious, which has significantly damaged sentiment towards the stock. The remaining Group is relatively easy to understand and value and trades at a significant discount to the sum of its parts and its peer group.

The merger of Bayerische Vereinsbank and Bayerische Hypobank creates the second-largest bank in Germany and the largest mortgage provider in Europe. The new entity, BHV, has possibly the most focused and appealing strategy of any major European bank at present. The new message is groundbreaking for German banking: a bank focused regionally and on retail banking; a bank committed to capital efficiency and the need to boost internal capital generation, and a bank clear about exploiting alternative distribution channels to its advantage.

SVEDALA INDUSTRIES (Sweden) is a global industrial group with business activities in over 40 countries and more than 200 service units in all parts of the world. It is the world's leading supplier of complete equipment and systems for contracting and construction operations and mineral-processing applications. The company is also the market leader in processing, crushing, grinding, process equipment, bulk materials handling, and compaction.

RICHEMONT is the Swiss holding company for Rothmans International, the fourth-largest international tobacco group, and Vendome Luxury Group, whose brands include Cartier, Alfred Dunhill, and Montblanc. On the negative side, the Rupert family owns just 10% of the equity but controls 50% of the voting stock in Richemont. On the positive side, the Ruperts have a good track record of creating and nurturing cash-generative consumer franchises.

Stock sales during the early part of the year included:

USINOR (France) -- bearish on world steel price prospects.

AMER-YHTYMAE (Finland) reached target price.

DEUTSCHE LUFTHANSA (Germany) reached target price.

KLM ROYAL DUTCH (Netherlands) reached target price.

KONINKLIJKE VAN OMMEREN (Netherlands) reached target price.

FORENINGSSPARBANKEN (Sweden) exceeded share price target.

NOVARTIS (Switzerland) reached target price.

SULZER (Switzerland) reached target price.

ASSOCIATED BRITISH FOODS (U.K.) sterling strength on sugar business.

AGGREKO (U.K.) is a spin-off from Christian Salvesen.

BAT INDUSTRIES (U.K.) sold on strength.

BOOKER (U.K.) -- bearish on prospects for U.K. cash & carry.

CHRISTIAN SALVESEN (U.K.) -- bearish on prospects for the company.

JOHN MOWLEM (U.K.) reached target price.

KWIK SAVE (U.K.) sold on strength.

RACAL ELECTRONICS (U.K.) sold on strength.

Robert Sargent
PORTFOLIO MANAGER

July 1998

--------------------------------------------------------------------------------
                                                       European Equity Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1998
--------------------------------------------------------------------------------

EUROPEAN EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                                                                     VALUE
   SHARES                                                            (000)
----------------------------------------------------------------------------

COMMON STOCKS (96.4%)
  AUSTRIA (0.9%)
      47,990    Boehler-Uddeholm AG..............................  $   3,171
                                                                   ---------
  BELGIUM (1.0%)
          55    G.I.B. Group VVPR................................          3
      59,000    G.I.B. Holdings Ltd..............................      3,329
                                                                   ---------
                                                                       3,332
                                                                   ---------
  DENMARK (1.9%)
      50,100    BG Bank A/S......................................      3,106
      34,500    Unidanmark A/S, Class A..........................      3,103
                                                                   ---------
                                                                       6,209
                                                                   ---------
  FINLAND (6.7%)
      53,200    Huhtamaki Oyj, Series 1..........................      3,047
      16,445    Kone Oyj, Class B................................      2,310
     487,000    Merita Ltd., Class A.............................      3,216
     123,350    Metra Oyj, Class B...............................      4,050
      60,300    Partek Oyj Abp...................................      1,045
     284,500    Rautaruukki Oyj..................................      2,179
      22,100    Sampo Insurance Co. plc, Class A.................      1,047
     145,400    The Rauma Group..................................      2,984
     146,850    Valmet Oyj.......................................      2,534
                                                                   ---------
                                                                      22,412
                                                                   ---------
  FRANCE (12.0%)
       8,000    Alcatel Alsthom..................................      1,628
      24,900    Cie de Saint Gobain..............................      4,616
      28,450    Cie Generale des Establissements Michelin, Class
                  B..............................................      1,642
      37,100    Elf Aquitaine....................................      5,215
      38,200    France Telecom...................................      2,634
      17,700    Groupe Danone....................................      4,879
      35,111    Lafarge..........................................      3,629
      65,700    Legris Industries................................      3,075
      47,000    Rhone-Poulenc....................................      2,650
      17,400    Scor.............................................      1,103
   (a)35,000    SGS-Thompson Microelectronics N.V................      2,480
      36,900    Total, Class B...................................      4,795
      11,980    Union des Assurances Federales...................      1,888
                                                                   ---------
                                                                      40,234
                                                                   ---------
  GERMANY (14.0%)
     109,800    BASF AG..........................................      5,205
      76,200    Bayer AG.........................................      3,934
      26,800    Bayerische Vereinsbank AG........................      2,281
      10,320    Buderus AG.......................................      5,150
      92,800    Gerresheimer Glas AG.............................      1,394
      49,720    Metro AG.........................................      3,019
   (a)13,890    Philipp Holzmann AG..............................      3,327
      23,900    Plettac AG.......................................      3,340
       8,205    Suedzucker AG....................................      4,991
      61,100    VEBA AG..........................................      4,167


                                                                     VALUE
   SHARES                                                            (000)
----------------------------------------------------------------------------
       6,350    Viag AG..........................................  $   4,295
       5,693    Volkswagen AG....................................      5,477
                                                                   ---------
                                                                      46,580
                                                                   ---------
  ITALY (5.6%)
   1,041,880    Magneti Marelli S.p.A............................      2,287
     273,700    Marzotto (Gaetano) & Figli S.p.A.................      4,174
     590,500    Mediaset S.p.A...................................      3,770
     935,600    Sogefi S.p.A.....................................      3,133
     318,300    Telecom Italia S.p.A.............................      2,344
     652,255    Telecom Italia S.p.A. Di Risp (NCS)..............      3,159
                                                                   ---------
                                                                      18,867
                                                                   ---------
  NETHERLANDS (7.5%)
     121,900    ABN Amro Holding N.V.............................      2,854
      22,400    Akzo Nobel N.V...................................      4,982
     103,570    Hollandsche Beton Groep N.V......................      2,159
      95,536    ING Groep N.V....................................      6,258
      35,000    Koninklijke Bijenkorf Beheer N.V.................      2,453
     130,000    Koninklijke KNP BT N.V...........................      3,357
      34,200    Philips Electronics N.V..........................      2,876
                                                                   ---------
                                                                      24,939
                                                                   ---------
  NORWAY (1.4%)
     221,800    Saga Petroleum A/S, Class B......................      3,139
      57,650    Sparebanken......................................      1,655
                                                                   ---------
                                                                       4,794
                                                                   ---------
  SPAIN (4.2%)
      88,300    Banco Bilbao Vizcaya (Registered)................      4,532
       3,027    Bodegas y Bebidas................................        138
     223,500    Iberdrola........................................      3,629
      53,845    Telefonica.......................................      2,489
     241,000    Uralita..........................................      3,434
                                                                   ---------
                                                                      14,222
                                                                   ---------
  SWEDEN (8.0%)
     109,700    Autoliv, Inc.....................................      3,507
      80,400    BT Industries AB.................................      1,623
     130,400    Esselte AB, Class B..............................      3,024
       6,850    Fastighets AB Balder.............................         68
       2,770    Mandamus AB......................................         17
     720,900    Nordbanken Holding AB............................      5,287
      67,500    Pharmacia & Upjohn, Inc..........................      3,106
     148,000    PLM AB...........................................      2,338
      10,745    S.K.F. AB, Class B...............................        195
      59,200    Spectra-Physics AB, Class A......................        946
     142,300    Svedala Intrustri AB.............................      3,300
      68,500    Svenska Handelsbanken, Class A...................      3,177
                                                                   ---------
                                                                      26,588
                                                                   ---------
  SWITZERLAND (9.9%)
         125    Ascom Holdings AG (Bearer).......................        231
       1,910    Bobst AG (Bearer)................................      3,516
       1,825    Cie Financiere Richemont AG, Class A.............      2,390

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
European Equity Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1998
--------------------------------------------------------------------------------

EUROPEAN EQUITY PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                     VALUE
   SHARES                                                            (000)
----------------------------------------------------------------------------

  SWITZERLAND (CONT.)

       6,500    Forbo Holding AG (Registered)....................  $   3,311
       4,460    Holderbank Financiere Glarus AG, Class B
                  (Bearer).......................................      5,679
       3,600    Nestle (Registered)..............................      7,710
         600    Schindler Holding AG (Participating
                  Certificates)..................................        914
       1,520    Schindler Holding AG (Registered)................      2,357
       3,920    SIG-Schweizerische Industrie-Gesellschaft Holding
                  AG (Registered)................................      3,194
      13,900    Valora Holding AG................................      3,668
                                                                   ---------
                                                                      32,970
                                                                   ---------
  UNITED KINGDOM (23.3%)
   1,221,600    Aegis Group plc..................................      1,979
     201,498    Bank of Ireland..................................      4,122
     294,410    Bank of Scotland.................................      3,299
     631,500    BG plc...........................................      3,654
     308,000    British Telecommunications plc...................      3,806
     506,700    BTR plc..........................................      1,439
     360,100    Bunzl plc........................................      1,690
     183,000    Burmah Castrol plc...............................      3,270
     133,900    Capital Radio plc................................      1,589
     104,150    CGU plc..........................................      1,945
     424,000    Charter plc......................................      4,429
     318,983    Diageo plc.......................................      3,782
     403,600    Glynwed International plc........................      1,661
     239,500    Great Universal Stores plc.......................      3,160
     537,100    Imperial Tobacco Group plc.......................      3,965
     233,575    Lonrho Africa plc................................        281
     233,575    Lonrho plc.......................................      1,096
     972,800    Medeva plc.......................................      2,762
      93,600    Peninsular & Oriental Steam Navigation Co........      1,349
     335,500    Premier Farnell plc..............................      1,703
   5,106,286    Premier Oil plc..................................      3,603
     241,932    Reckitt & Colman plc.............................      4,622
      53,600    RMC Group plc....................................        930
     391,573    Royal & Sun Alliance Insurance Group plc.........      4,051
   1,093,800    Scapa Group plc..................................      3,471
     384,800    SIG plc..........................................      1,446

                                                                     VALUE
   SHARES                                                            (000)
----------------------------------------------------------------------------
     175,568    Tate & Lyle plc..................................  $   1,393
     124,200    Unilever plc.....................................      1,323
     186,200    Westminster Health Care Holdings plc.............        989
     798,400    WPP Group plc....................................      5,237
                                                                   ---------
                                                                      78,046
                                                                   ---------
TOTAL COMMON STOCKS (Cost $249,645)..............................    322,364
                                                                   ---------
PREFERRED STOCKS (2.0%)
  GERMANY (2.0%)
       7,200    Dyckerhoff AG....................................      2,866
      31,900    Hornbach Holding AG..............................      2,927
       1,520    Volkswagen AG....................................      1,037
                                                                   ---------
TOTAL PREFERRED STOCKS (Cost $4,310).............................      6,830
                                                                   ---------

   NO. OF
   RIGHTS
------------

RIGHTS (0.0%)
GERMANY (0.0%)
   (a)49,720    Metro AG (Cost $0)...............................          2
                                                                   ---------
TOTAL FOREIGN SECURITIES (98.4%) (Cost $253,955).................    329,196
                                                                   ---------

    FACE
   AMOUNT
   (000)
------------

SHORT TERM INVESTMENT (1.5%)
  REPURCHASE AGREEMENT (1.5%)
$      4,985    Chase Securities, Inc. 5.40%, dated 6/30/98, due
                  7/01/98, to be repurchased at $4,986,
                  collateralized by U.S. Treasury Bonds, 11.25%,
                  due 2/15/15, valued at $5,097
                  (Cost $4,985)..................................      4,985
                                                                   ---------
FOREIGN CURRENCY (0.2%)
BEF    2,008    Belgian Franc....................................         54
GBP        8    British Pound....................................         13
FIM    2,563    Finnish Markka...................................        468
FRF      393    French Franc.....................................         65
DEM      220    German Mark......................................        122
ITL       84    Italian Lira.....................................         --
CHF      140    Swiss Franc......................................         92
                                                                   ---------
TOTAL FOREIGN CURRENCY (Cost $817)...............................        814
                                                                   ---------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                       European Equity Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1998
--------------------------------------------------------------------------------

EUROPEAN EQUITY PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                    AMOUNT
                                                                     (000)
----------------------------------------------------------------------------

TOTAL INVESTMENTS (100.1%) (Cost $259,757)........................  $334,995
                                                                    --------
OTHER ASSETS (1.0%)
  Receivable for Investments Sold.....................  $    1,822
  Dividends Receivable................................         879
  Receivable for Portfolio Shares Sold................         601
  Foreign Withholding Tax Reclaim Receivable..........         337
  Interest Receivable.................................           2
  Net Unrealized Gain on Foreign Currency Exchange
    Contracts.........................................           1
  Other...............................................           1     3,643
                                                        ----------
LIABILITIES ( - 1.1%)
  Payable for Investments Purchased...................      (1,785)
  Payable for Portfolio Shares Redeemed...............      (1,265)
  Investment Advisory Fees Payable....................        (594)
  Custodian Fees Payable..............................         (77)
  Administrative Fees Payable.........................         (42)
  Directors' Fees & Expenses Payable..................         (12)
  Distribution Fee Payable............................          (5)
  Other Liabilities...................................         (37)   (3,817)
                                                        ----------  --------
NET ASSETS (100%).................................................  $334,821
                                                                    --------
                                                                    --------

NET ASSETS CONSIST OF:
Paid in Capital...................................................  $229,343
Undistributed Net Investment Income...............................     3,715
Accumulated Net Realized Gain.....................................    26,532
Unrealized Appreciation on Investments and Foreign Currency
  Translations....................................................    75,231
                                                                    --------
NET ASSETS........................................................  $334,821
                                                                    --------
                                                                    --------

                                                                     AMOUNT
                                                                     (000)
----------------------------------------------------------------------------

CLASS A:
------------------------------------------------------------------
NET ASSETS........................................................  $325,340
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 14,554,222 outstanding $0.001 par value shares
  (authorized 500,000,000 shares).................................    $22.35
                                                                    --------
                                                                    --------
CLASS B:
------------------------------------------------------------------
NET ASSETS........................................................    $9,481
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 425,198 outstanding $0.001 par value shares
  (authorized 500,000,000 shares).................................    $22.30
                                                                    --------
                                                                    --------

------------------------------------------------------------
FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:
   Under the terms of foreign currency exchange contracts open at June 30, 1998, the Portfolio is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars as indicated below:

                                                                  NET
 CURRENCY                            IN EXCHANGE               UNREALIZED
TO DELIVER    VALUE    SETTLEMENT        FOR         VALUE    GAIN (LOSS)
  (000)       (000)       DATE          (000)        (000)       (000)
----------   -------   -----------   ------------   -------   ------------
U.S.$   64   $   64       7/01/98    DEM     115    $   64    $        --
U.S.$  385      385       7/01/98    FIM   2,115       386              1
ESP  1,020        7       7/02/98    U.S.$     7         7             --
U.S.$  143      143       7/02/98    GBP      86       143             --
             -------                                -------        ------
             $  599                                 $  600    $         1
             -------                                -------        ------
             -------                                -------        ------

------------------------------------------------------------

(a)   --  Non-income producing security
ESP   --  Spanish Peseta
NCS   --  Non-Convertible Shares

------------------------------------------------------------
            SUMMARY OF FOREIGN SECURITIES BY INDUSTRY CLASSIFICATION

                                           VALUE     PERCENT OF
INDUSTRY                                   (000)     NET ASSETS
----------------------------------------------------------------
Capital Equipment......................  $  70,125         20.9%
Consumer Goods.........................     57,138         17.1
Multi-Industry.........................     21,449          6.4
Energy.................................     17,317          5.2
Finance................................     48,478         14.5
Materials..............................     63,981         19.1
Military...............................        930          0.3
Services...............................     49,778         14.9
                                         ---------          ---
                                         $ 329,196         98.4%
                                         ---------          ---
                                         ---------          ---

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
European Equity Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
EUROPEAN REAL ESTATE PORTFOLIO

COMPOSITION OF NET ASSETS (AT JUNE 30, 1998)
---------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Belgium                0.6%
Denmark                2.9%
Finland                3.2%
France                16.6%
Italy                  1.7%
Netherlands            6.7%
Norway                 6.9%
Spain                  3.2%
Sweden                14.4%
Turkey                 3.6%
United Kingdom        33.8%
United States          1.5%
Other                  4.9%

PERFORMANCE COMPARED TO THE GPR LIFE
EUROPEAN REAL ESTATE T.R. INDEX(1)
-----------------------------------

                                           TOTAL RETURNS(2)
                                     -----------------------------
                                        YTD       SINCE INCEPTION
                                     ----------  -----------------
PORTFOLIO -- CLASS A(3)............      15.65%         10.19%
PORTFOLIO -- CLASS B(3)............      15.55          10.05
INDEX..............................      10.23          10.26

1. The GPR Life European Real Estate T.R. Index is an European market capitalization weighted index of listed property/real estate securities measuring total return.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

3. The Portfolio commenced operations on October 1, 1997.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------------------------------------

THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED IN THIS OVERVIEW ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

The investment objective of the European Real Estate Portfolio is to provide current income and long-tern capital appreciation by investing primarily in equity securities of companies in the European real estate industry.

For the six months ended June 30, 1998, the Portfolio had a total return of 15.65% for the Class A shares and 15.55% for the Class B shares compared to 10.23% for the GPR Life European Real Estate T.R. Index (the "Index"). For the period from October 1, 1997 (commencement of operations) through June 30, 1998, the Portfolio had a total return of 10.19% for Class A shares and 10.05% for Class B shares compared to 10.26% for the Index.

During the first half of 1998, the once dominant U.K. stepped aside to the less developed real estate markets of the European continent. The result was the worst 6-month return in the U.K. since 1995, while only four continental markets, Austria, Sweden, Norway and the Netherlands, underperformed the European Index. Going forward, we believe the United Kingdom is approaching the peak, France is establishing a rebound, Scandinavia is emerging as a strong property region and Southern Europe is benefiting from a unified Europe.

The first half underperformance in the U.K. was caused by a meltdown in the second quarter. For the first time since 1995, the U.K. property market posted a negative return for the quarter, falling by 9.5% in U.S. dollar terms. The decline was caused, we believe, by an overreaction by investors to an expected slow down in capital value growth. The effects were magnified when Land Securities and British Land reported slightly below consensus results. Although we believe the growth rate in the U.K. market has peaked, we feel the recent price depreciation is overplayed. The pace of growth in the U.K. markets should slow, but it should not reverse itself in the near future. In response, we have increased our exposure to the hardest hit U.K. majors, in particular Land Securities and British Land. However, we are not changing our underweight country stance. The majors exposure results from a reshuffling from some of our smaller market cap investments.

The slowdown in the U.K. is countered by an acceleration of activity in France. The French real estate securities market produced an 11.9% return for the second quarter, and a 31.7% first half number in U.S. dollar terms. This appreciation is a combination

--------------------------------------------------------------------------------
                                                  European Real Estate Portfolio

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--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
EUROPEAN REAL ESTATE PORTFOLIO (CONT.)
of continued foreign investor interest in the Paris region and increasing domestic M&A activity. Foreign investment includes the acquisition of the UIS and UIC assets from GAN, the French insurance company, by American investors, General Electric and Goldman Sachs. At the same time, the French public companies are absorbing smaller public players. GFC is merging with Paris apartment rival UIF, Societe Fonciere Lyonnaise is acquiring Exor's property portfolio, and Unibail is conducting a stock swap for the shares of Frankoparis. These transactions are serving to solidify valuations at previously estimated levels. We expect to see further consolidation throughout the coming months, and continue to overweight the country, focusing on the office and commercial sectors.

Sweden is a country of have's and have-nots. The country's overall first-half performance of 0.1% under performed Europe by 10.2%, in U.S. dollar terms. But these numbers include a range of companies contributing between - 35.0% and 28.0%, emphasizing the importance of stock picking. The deviation in performance is largely due to the existence of three separate property sub-markets. Unlike most European countries which focus on the property market of the capital city, Swedish portfolios are divided between Stockholm, Malmo and Gothenburg. Stockholm, the largest market, has seen the strongest run, especially in prime properties. Malmo, the second largest, has disappointed investors looking for strong rental growth in anticipation of the bridge-link with Denmark. And Gothenburg, the third market, is beginning to recover with stabilizing occupancies and a hint of rental growth. Our overweight position thus focuses on the Gothenburg market and secondary locations in Stockholm which have lagged the recovery of the prime properties.

The Danish, and Finnish real estate markets each outperformed during the half, while Norway underperformed by 8.9% in U.S. dollar terms. Denmark posted an impressive 28.9% return, and the Finnish IPO Sponda returned 10.0% (Finland is not in the Index), each in U.S. dollar terms. The Danish performance was primarily attributable to the strong growth of EjendomsSelskabet Norden. The office and residential company's aggressive acquisition and redevelopment strategy is capitalizing on the growth in Copenhagen. Furthermore, the upcoming bridge-link with the city of Malmo, Sweden should ensure further economic expansion. In Finland, the market was triggered by the initial public offering of Sponda, an office and retail play in Helsinki. We believe Sponda is merely the beginning of Finnish entry into the public arena. Meanwhile, foreign investors are showing unwarranted concern over the oil-based economy of Norway. These concerns have driven already discounted real estate valuations lower, increasing the attractiveness of the market. We remain strongly overweight Denmark and Norway, and anxiously await further activity in Finland.

The Netherlands economy continues to thrive, pulling the property market along with it, albeit at a slower rate than the rest of Europe. The Dutch property stocks underperformed the European Index by 8.0% this half, posting a 2.2% total return in U.S. dollars. Once again this appreciation was a result of the domestic players, as opposed to the larger international portfolio holders. In particular, the retail market led the pack with an adjusted year-over-year climb in retail sales of 5.0% in April and May. However, even though we believe the market should continue along at this pace, we are underweight the country in belief of better opportunities in markets either to the North or South.

The Belgian market was the most active initial offering market during the half. While the Index posted a 19.5% gain, the true activity was in the newer names. Over the past three months alone, Retail Estates, Kinepolis Group and Cibix conducted initial public offerings, and the Dutch company Wereldhave and Sweden's Diligentia (Asticus) each spun-off their Belgian portfolios to the public market. Furthermore, we expect additional listings in the near future as more real estate investors are recognizing the benefits of Belgium's tax efficient SICAFI structure. We are currently overweight Belgium through our Asticus position.

Spain began 1998 on a strong note, but has since cooled. The property market returned 38.7% for the half, after a strong 34.6% rise in the first quarter, in U.S. dollar terms. This first half performance is a direct result of the upcoming convergence of interest rates with the inauguration of the Euro. As Spanish interest rates have fallen in line with those in France and Germany, real estate capital values have soared. While we believe the bulk of the one-time rate convergence appreciation is accounted for in current pricing, we remain overweight the country in anticipation of further economic expansion resulting from the Euro.

--------------------------------------------------------------------------------
European Real Estate Portfolio

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        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
EUROPEAN REAL ESTATE PORTFOLIO (CONT.)

The Italian growth story is similar to Spain. The first quarter offered a 74.0% return, followed by a correction in the second quarter of - 20.4%, finishing the half up 35.7%. The sharp rise in each country is in anticipation of the European Monetary Union (EMU) and the currently ongoing interest rate convergence. The primary difference between the two markets is the opportunity for investment. Italy is confined to a few small companies with limited free floats. However, we remain overweight the Italian market. We believe the direct property fundamentals are sufficient to accept the lower liquidity, and a fall IPO should increase overall awareness for the market.

The real estate markets in Germany, Switzerland and Austria remain in the trough of the real estate cycle. Each of these markets is dominated by an inefficient open-end fund structure, which unjustifiably decreases yields through required investment guidelines. Until this structure changes, we cannot foresee the markets offering sufficient value to attract our attention. A recent German IPO suggests the tide may be turning; however, the lack of company disclosure suggests the market still has a ways to go.

Jan Willem de Geus
PORTFOLIO MANAGER

July 1998

--------------------------------------------------------------------------------
                                                  European Real Estate Portfolio

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--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1998
--------------------------------------------------------------------------------

EUROPEAN REAL ESTATE PORTFOLIO
--------------------------------------------------------------------------------

                                                                       VALUE
    SHARES                                                             (000)
------------------------------------------------------------------------------

COMMON STOCKS (95.1%)
  BELGIUM (0.6%)
       (a)9,700    Retail Estates...................................  $    307
                                                                      --------
  DENMARK (2.9%)
         26,300    EjendomsSelskabet Norden A/S.....................     1,509
                                                                      --------
  FINLAND (3.2%)
     (a)232,900    Sponda Oyj.......................................     1,635
                                                                      --------
  FRANCE (16.6%)
          7,877    Klepierre........................................     1,530
          4,239    Locindus.........................................       613
          8,000    Silic............................................     1,455
       (a)6,800    Societe Fonciere Lyonnaise.......................     1,074
         13,467    Sophia...........................................       622
          8,622    Unibail..........................................     1,115
         17,457    Union Immobiliere de France SA...................     1,377
         19,824    Union Pour le Financement d'Immeubles de
                     Societes.......................................       734
                                                                      --------
                                                                         8,520
                                                                      --------
  ITALY (1.7%)
        812,000    Immobiliaria Metanopoli S.p.A....................       898
                                                                      --------
  NETHERLANDS (6.7%)
         78,300    Rodamco N.V......................................     2,149
         88,839    UNI-INVEST N.V...................................     1,289
                                                                      --------
                                                                         3,438
                                                                      --------
  NORWAY (6.9%)
        193,100    Avantor ASA......................................     1,461
     (a)186,900    Choice Hotels Scandinavia ASA....................       561
     (a)209,081    Linstow ASA......................................     1,500
                                                                      --------
                                                                         3,522
                                                                      --------
  SPAIN (3.2%)
         44,000    Vallehermoso.....................................     1,618
                                                                      --------
  SWEDEN (14.4%)
      (a)16,700    Asticus AB.......................................       184
        137,000    Castellum AB.....................................     1,614
        166,900    Diligentia AB....................................     1,443
         85,300    Fastighets AB Tornet.............................     1,369
        200,950    Piren AB.........................................     1,587
        752,500    Platzer Bygg AB, Class B.........................     1,198
                                                                      --------
                                                                         7,395
                                                                      --------
  TURKEY (3.6%)
 (a)137,280,000    Yapi Kredi Koray Gayrimen Kul, Class B...........     1,830
                                                                      --------
  UNITED KINGDOM (33.8%)
        256,300    British Land Co. plc.............................     2,634
        694,000    Buford Holdings plc..............................     1,205
   (a)1,155,000    Dunloe House plc.................................       484
        414,900    Freeport Leisure plc.............................     2,446
        600,100    Grantchester Holdings plc........................     1,714


                                                                       VALUE
    SHARES                                                             (000)
------------------------------------------------------------------------------
        342,100    Great Portland Estates plc.......................  $  1,411
        164,900    Jarvis Hotels plc................................       473
        140,200    Land Securities plc..............................     2,169
        226,100    MEPC plc.........................................     1,990
        582,400    Town Centre Securities plc.......................       914
   (a)1,165,200    Wates City of London Properties plc..............     1,907
                                                                      --------
                                                                        17,347
                                                                      --------
  UNITED STATES (1.5%)
     (a)105,000    Omega Worldwide, Inc.............................       794
                                                                      --------
TOTAL COMMON STOCKS (Cost $48,528)..................................    48,813
                                                                      --------
TOTAL FOREIGN & U.S. SECURITIES (95.1%) (Cost $48,528)..............    48,813
                                                                      --------

     FACE
    AMOUNT
     (000)
---------------

SHORT-TERM INVESTMENTS (7.7%)
  REPURCHASE AGREEMENT (7.7%)
$         3,939    Chase Securities, Inc. 5.40%, dated 6/30/98, due
                     7/01/98, to be repurchased at $3,940,
                     collateralized by U.S. Treasury Bonds, 8.875%
                     due 2/15/19, valued at $4,034
                     (Cost $3,939)..................................     3,939
                                                                      --------
FOREIGN CURRENCY (1.2%)
DKK         157    Danish Krone.....................................        23
FRF       3,602    French Franc.....................................       595
ESP         908    Spanish Peseta...................................         6
                                                                      --------
TOTAL FOREIGN CURRENCY (Cost $624)..................................       624
                                                                      --------
TOTAL INVESTMENTS (104.0%) (Cost $53,091)...........................    53,376
                                                                      --------

OTHER ASSETS (2.2%)
  Receivable for Investments Sold.....................  $      781
  Dividends Receivable................................         166
  Receivable for Portfolio Shares Sold................         160
  Foreign Withholding Tax Reclaim Receivable..........          14
  Interest Receivable.................................           1
  Other...............................................          21     1,143
                                                        ----------
LIABILITIES ( - 6.2%)
  Payable for Investments Purchased...................      (1,852)
  Bank Overdraft Payable..............................      (1,208)
  Payable for Portfolio Shares Redeemed...............         (44)
  Investment Advisory Fees Payable....................         (39)
  Custodian Fees Payable..............................         (22)
  Administrative Fees Payable.........................          (6)
  Distribution Fee Payable............................          (2)
  Directors' Fees & Expenses Payable..................          (1)
  Other Liabilities...................................         (30)   (3,204)
                                                        ----------  --------
NET ASSETS (100%).................................................  $ 51,315
                                                                    --------
                                                                    --------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
European Real Estate Portfolio

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--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1998
--------------------------------------------------------------------------------

EUROPEAN REAL ESTATE PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                     AMOUNT
                                                                     (000)
----------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Paid in Capital...................................................  $ 49,984
Undistributed Net Investment Income...............................       400
Accumulated Net Realized Gain.....................................       642
Unrealized Appreciation on Investments and Foreign Currency
  Translations....................................................       289
                                                                    --------
NET ASSETS........................................................  $ 51,315
                                                                    --------
                                                                    --------

CLASS A:
------------------------------------------------------------------
NET ASSETS........................................................   $47,684
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 4,332,233 outstanding $0.001 par value shares
  (authorized 500,000,000 shares).................................    $11.01
                                                                    --------
                                                                    --------
CLASS B:
------------------------------------------------------------------
NET ASSETS........................................................    $3,631
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 330,074 outstanding $0.001 par value shares
  (authorized 500,000,000 shares).................................    $11.00
                                                                    --------
                                                                    --------

------------------------------------------------------------

(a)   --  Non-income producing security

------------------------------------------------------------
        SUMMARY OF FOREIGN & U.S. SECURITIES BY INDUSTRY CLASSIFICATION

                                          VALUE       PERCENT OF
INDUSTRY                                  (000)       NET ASSETS
------------------------------------------------------------------
Apartment..............................  $ 13,359            26.0%
Diversified............................    18,182            35.4
Land...................................     3,678             7.2
Lodging/Leisure........................     1,034             2.0
Office & Industrial....................     1,830             3.6
Shopping Centers.......................    10,730            20.9
                                         --------             ---
                                         $ 48,813            95.1%
                                         --------             ---
                                         --------             ---

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                  European Real Estate Portfolio

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[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
GLOBAL EQUITY PORTFOLIO

COMPOSITION OF NET ASSETS (AT JUNE 30, 1998)
---------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Australia              0.9%
Belgium                1.2%
Canada                 1.7%
Finland                1.2%
France                 6.4%
Germany                7.8%
Hong Kong              0.4%
Ireland                2.4%
Italy                  2.3%
Japan                  8.2%
Netherlands            5.9%
Portugal               0.2%
Spain                  2.2%
Sweden                 1.9%
Switzerland            7.4%
United Kingdom        11.6%
United States         38.3%

PERFORMANCE COMPARED TO MORGAN STANLEY
CAPITAL INTERNATIONAL (MSCI) WORLD INDEX(1)
--------------------------------------

                                         TOTAL RETURNS(2)
                          -----------------------------------------------
                                                                AVERAGE
                                                   AVERAGE      ANNUAL
                                                    ANNUAL       SINCE
                             YTD       ONE YEAR   FIVE YEARS   INCEPTION
                          ----------  ----------  ----------  -----------
PORTFOLIO -- CLASS A....      14.04%      20.82%      21.62%       20.86%
PORTFOLIO -- CLASS B....      13.76       20.37         N/A        24.09
INDEX -- CLASS A........      16.64       17.03       15.64        15.42
INDEX -- CLASS B........      16.64       17.03         N/A        18.47

1. The MSCI World Index is an unmanaged index of common stocks and includes securities representative of the market structure of 22 developed market countries in North America, Europe, and the Asia/Pacific region (includes dividends).

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------------------------------------

THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED IN THIS OVERVIEW ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

The Global Equity Portfolio is managed with the objective of obtaining long-term capital appreciation by investing in equity securities of issuers throughout the world, including U.S. issuers. Investments may also be made with discretion in emerging markets.

For the six months ended June 30, 1998, the Portfolio had a total return of 14.04% for the Class A shares and 13.76% for the Class B shares compared to a total return of 16.64% for the Morgan Stanley Capital International (MSCI) World Index (the "Index"). For the one year ended June 30, 1998, the Portfolio had a total return for the Class A shares of 20.82% and 20.37% for the Class B shares compared to 17.03% for the Index. For the five-year period ended June 30, 1998, the Portfolio had a total return of 21.62% for the Class A shares compared to 15.64% for the Index. From inception on July 15, 1992 to June 30, 1998, the average annual total return of Class A was 20.86% compared to 15.42% for the Index. From inception on January 2, 1996 to June 30, 1998, the average annual total return of Class B was 24.09% compared to 18.47% for the Index.

The approach in selecting investments for the Portfolio is oriented to individual stock selection and is value driven. The initial step in identifying attractive undervalued securities is the screening of global databases. Stocks are screened for undervaluation on two primary criteria, cash flow and book value, and three secondary criteria, earnings, sales and yield. Stocks selected from this screening process are put through detailed fundamental analysis. Important areas covered during this in-depth study include the companies' balance sheet and cash flow, franchise, products, management and the strategic value of the businesses assets.

The Portfolio's underperformance in 1998 was almost entirely due to weak relative performance from U.S. stock selection, particularly in the second quarter. It is also clearly reflective of the fact that the U.S. market is being driven to record levels by macro-cap names such as General Electric and Coca-Cola respectively trading at 35 times and 53 times trailing earnings. As value investors, we are loath to pay such premiums in what seems to be an expensive flight to (apparent) quality.

Several of our U.S. stocks were hurt, however, by specific events that we believe caused them to be oversold. Borg Warner (BWA), for example, the auto components manufacturer, fell 24 percent during the

--------------------------------------------------------------------------------
Global Equity Portfolio

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--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
GLOBAL EQUITY PORTFOLIO (CONT.)
second quarter because of Asian fears (20 percent of sales) and production delays within Ford, which produces 20 percent of BWA's sales. The oil stocks Noble Drilling and Ocean Energy continue to be affected by weakness in the price of oil. Philip Morris, one of our largest holdings, fell 4% amid continuing litigation worries. We expect, however, some shareholder-friendly measures to be announced by the company during the second half of the year. Stock selection in Italy was also a negative contributor during the past six months, as Telecom Italia fell 20 percent in the second quarter. On a positive note, stock selection in Switzerland, the Netherlands and Ireland was particularly strong and our underweight positions in Japan and Southeast Asia continued to benefit the Portfolio.

Given a remarkably strong first half of the year in Europe, robust returns in the United States, and sustained weakness throughout Asia, it is somewhat difficult to predict the second half of 1998. The U.S. market's current fascination with Internet stocks seems unhealthily optimistic while, importantly, earnings expectations for the balance of the year remain overly optimistic. Continental Europe provides the only environment where both corporate profits are accelerating and interest rates are likely to remain low. While Asia's travails are slowing the pace of recovery we do not expect even the capital goods dependent economy of Germany to stagnate. Stock markets have not, however, been slow to discount this environment and multiples are high, although European markets generally remain more attractive than the United States on price-to-book value and price-to-cash flow multiples. The extent of earnings disappointment from Asia will be the key driver of the second half, although companies in both Europe and the United States typically generate less than 10 percent of their sales there. Money flows, merger and acquisition activity, and interest rates should remain supportive in the near term.

We decreased our U.S. weighting during the period as some of our U.S. stocks have reached their fair-value targets and we strive to add more defensive names. We would expect to continue our underweighting in the United States, with selected overweights in Europe. Despite regular visits from our analysts--and absent fundamental reform--we struggle to find catalysts that will unlock what increasingly appears to be relative value in Japan, and the risk in Southeast Asia continues to outweigh the potential return.

Additions to the Portfolio in the past six months included:

AMERICAN STORES operates the second largest food-store chain and one of the largest drugstore chains in the U.S. The company is currently tackling its enormous transition from a decentralized holding company into an integrated operating company. Over time, the benefits of this re-engineering program will outweigh the implementation costs and the company should also benefit from a stabilization of their capital expenditures which has grown over the last few years.

CHASE MANHATTAN provides domestic and international financial services, and has virtually completed rationalizing two of the largest mergers in U.S. banking history. It is the leading player in the corporate loan syndication business and has weakened recently due to concerns over its emerging markets exposure. Chase should be able to grow earnings at a double-digit rate, and use excess cash to buy back 3 to 4 percent of the stock.

TUPPERWARE CORP manufactures and markets a broad line of consumer and personal care products, with its core product line being food storage containers. The company also has a line of children's educational toys, serving products and gifts, and its products are sold in more than 100 countries as well as the U.S.. The stock is cheap on a cash-flow basis for a high return on capital business.

UNICOM (Commonwealth Edison) (USA) supplies electricity to 70% of northern Illinois. Its assets are split 70% generation and 30% T&D (transmission and distribution). The company is the largest nuclear operator in the United States and provides energy marketing and district cooling services in twelve states. The strengths of the company include: a new regulatory environment (Dec. 1997) that protects it from competition until 2006 at the earliest; highly regarded new management; and improving nuclear operating rates. The stock is cheap relative to book value and earnings.

AEGIS (U.K.) is the holding company for Carat, the largest independent media planning and buying agency in Europe, with a roster of multinational clients including Volkswagen, Philips, American Express, Walt Disney, and Coca-Cola. As media audiences fragment and new media proliferate, Carat is expanding the range of services it offers to help clients target and reach consumers efficiently. The company is also

--------------------------------------------------------------------------------
                                                         Global Equity Portfolio

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        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
GLOBAL EQUITY PORTFOLIO (CONT.)
expanding from a small base in the U.S. and Asia to serve the multinational clients whose loyalty it enjoys in Europe. Even while growing, Aegis is able to convert 100% or more of its operating profit into operating cash flow by virtue of the float provided by customers, who pay their bills before the company pays the media.

BTR (U.K.) is a diversified engineering group currently restructuring to concentrate on core businesses of automotive components, power drives, control systems and specialist engineering. These remaining businesses are more cash generative, and have higher growth and higher returns on investment than the businesses scheduled for disposal. Principal threats to the investment thesis are likely disposal proceeds, an operating environment which has already generated multiple profit warnings, market concerns on management credibility and the threat of margin erosion. These concerns are valid, but look well discounted in the current share price. A satisfactory resolution of these issues and prudent use of disposal proceeds should lead to a re-rating of the stock.

WOLSELEY (U.K.) is one of the world's largest distributors of building products, with principal operations in the USA, U.K. and Continental Europe. Principal businesses are the distribution of plumbing prerequisites and heating-related supplies through Ferguson Enterprises in the U.S. and the Plumb Centre in the U.K. The market appears to have over-reacted to a profits warning from Wolseley's U.S. operations, where increased information technology spend has raised fears of past under-investment. Allayment of these concerns combined with good growth potential around the world should lead to a re-rating of the stock.

GROUPE DANONE is France's largest brewer of beer as well as the world number two in mineral water and number one in European dairy products. Though the company has problems in their biscuits and pasta businesses, management is committed to turning these around. Danone has a low level of maintenance capital expenditure and generates strong free cash flow.

RICHEMONT is the Swiss holding company for Rothmans International, the fourth-largest international tobacco group, and Vendome Luxury Group, whose brands include Cartier, Alfred Dunhill, and Montblanc. On the negative side, the Rupert family owns just 10% of the equity but controls 50% of the voting stock in Richemont. On the positive side, the Ruperts have a good track record of creating and nurturing cash-generative consumer franchises.

VALMET (Finland) is the world's leading paper machine manufacturer with a strong global position. In recent years it has expanded from its strong European base and is now well established in both North America and the fast growing markets in Asia. In recent years the group has reduced its cyclicality by increasing the use of subcontractors and expanding the service and maintenance business. Valmet has a strong financial position and is cheap on earnings and cashflow.

Stock sales during the first half of the year included:

COLES MYER (Australia) reached fair value.

IRISH LIFE (Ireland) reached target price.

SULZER (Switzerland) reached fair value.

BASS (U.K.) reached target price.

JOHN MOWLEM (U.K.) reached target price.

RACAL ELECTRONICS (U.K.) sold on strength.

TATE AND LYLE (U.K.) better value elsewhere.

UNILEVER (U.K.) reached target price.

ASCENT ENTERTAINMENT (USA) spin off from Comsat.

AT&T (USA) reached fair value.

BROWNING-FERRIS (USA) low conviction on investment thesis going forward.

LUKENS STEEL (USA) takeover.

PENNZOIL (USA) sold in wake of management actions following failed takeover attempt.

Frances Campion
PORTFOLIO MANAGER

July 1998

--------------------------------------------------------------------------------
Global Equity Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1998
--------------------------------------------------------------------------------

GLOBAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                                                                  VALUE
  SHARES                                                          (000)
--------------------------------------------------------------------------

COMMON STOCKS (98.8%)
  AUSTRALIA (0.9%)
   443,600  CSR Ltd...........................................  $    1,282
   186,800  Telstra Corp., Ltd. (Installment Receipts - Final
              Installment: AUD 1.35/share due 11/17/98).......         479
                                                                ----------
                                                                     1,761
                                                                ----------
  BELGIUM (1.2%)
    22,700  Delhaize-Le Lion..................................       1,586
    16,300  G.I.B. Holdings Ltd...............................         920
                                                                ----------
                                                                     2,506
                                                                ----------
  CANADA (1.7%)
    33,550  Potash Corp. of Saskatchewan, Inc.................       2,526
 (a)16,400  Renaissance Energy Ltd............................         246
    32,120  TELUS Corp........................................         831
                                                                ----------
                                                                     3,603
                                                                ----------
  FINLAND (1.2%)
    38,000  Pohjola Insurance Co., Class B....................       1,892
    33,050  Valmet Oyj........................................         570
                                                                ----------
                                                                     2,462
                                                                ----------
  FRANCE (6.4%)
     2,010  Bongrain..........................................       1,009
    25,266  Elf Aquitaine.....................................       3,552
     8,200  France Telecom....................................         565
    14,900  Groupe Danone.....................................       4,107
    21,000  Rhone-Poulenc, Class A............................       1,184
 (a)13,800  SGS-Thompson Microelectronics N.V.................         978
    30,600  Scor..............................................       1,940
                                                                ----------
                                                                    13,335
                                                                ----------
  GERMANY (6.6%)
    76,600  BASF AG...........................................       3,631
    40,620  Bayer AG..........................................       2,097
     3,470  Karstadt AG.......................................       1,678
    63,500  VEBA AG...........................................       4,331
       800  Viag AG...........................................         541
     1,307  Volkswagen AG.....................................       1,257
                                                                ----------
                                                                    13,535
                                                                ----------
  HONG KONG (0.4%)
(a)287,000  Hysan Development Co., Ltd........................         237
   318,481  Jardine Strategic Holdings, Inc...................         605
                                                                ----------
                                                                       842
                                                                ----------
  IRELAND (2.4%)
   719,478  Anglo Irish Bank Corp. plc........................       1,934
    69,200  Clondalkin Group plc..............................         580
   342,981  Green Property plc................................       2,395
                                                                ----------
                                                                     4,909
                                                                ----------


                                                                  VALUE
  SHARES                                                          (000)
--------------------------------------------------------------------------
  ITALY (2.3%)
   164,800  Mediaset S.p.A....................................  $    1,052
   781,813  Telecom Italia S.p.A. Di Risp (NCS)...............       3,786
                                                                ----------
                                                                     4,838
                                                                ----------
  JAPAN (8.2%)
    95,000  Fuji Photo Film Ltd...............................       3,310
   109,000  Fujisawa Pharmaceutical Co., Ltd..................       1,021
   139,000  Hitachi Ltd.......................................         907
       141  Japan Tobacco, Inc................................         955
   185,000  Kao Corp..........................................       2,856
    91,000  Matsushita Electric Industrial Co., Ltd...........       1,464
   140,000  Nichido Fire & Marine Insurance Co., Ltd..........         732
       218  Nippon Telegraph & Telephone Corp.................       1,809
    13,000  Sony Corp.........................................       1,121
    86,000  Sumitomo Marine & Fire Insurance Co., Ltd.........         481
    37,000  Sumitomo Rubber Industries........................         200
    22,000  TDK Corp..........................................       1,627
    37,000  Toyo Seikan Kaisha Ltd............................         454
                                                                ----------
                                                                    16,937
                                                                ----------
  NETHERLANDS (5.9%)
   119,912  ABN Amro Holding N.V..............................       2,807
 (a)26,900  Benckiser N.V., Class B...........................       1,655
    18,880  Hollandsche Beton Groep N.V.......................         394
    81,422  ING Groep N.V.....................................       5,334
    22,700  Philips Electronics N.V...........................       1,909
                                                                ----------
                                                                    12,099
                                                                ----------
  PORTUGAL (0.2%)
    13,450  Cimpor SGPS.......................................         473
                                                                ----------
  SPAIN (2.2%)
   137,800  Iberdrola.........................................       2,238
    47,800  Telefonica........................................       2,210
                                                                ----------
                                                                     4,448
                                                                ----------
  SWEDEN (1.9%)
   404,200  Nordbanken Holding AB.............................       2,964
    71,500  Skandia Forsakrings AB............................       1,022
                                                                ----------
                                                                     3,986
                                                                ----------
  SWITZERLAND (7.4%)
       760  ABB AG (Bearer)...................................       1,123
       800  Ascom Holdings AG (Bearer)........................       1,478
       370  Bobst AG (Bearer).................................         681
     2,280  Cie Financiere Richemont AG, Class A..............       2,986
     2,500  Forbo Holding AG (Registered).....................       1,273
     1,855  Holderbank Financiere Glarus AG, Class B
              (Bearer)........................................       2,362

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                         Global Equity Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1998
--------------------------------------------------------------------------------

GLOBAL EQUITY PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                  VALUE
  SHARES                                                          (000)
--------------------------------------------------------------------------

  SWITZERLAND (CONT.)

     1,840  Nestle (Registered)...............................  $    3,941
     1,750  SIG-Schweizerische Industrie-Gesellschaft Holding
              AG (Registered).................................       1,426
                                                                ----------
                                                                    15,270
                                                                ----------
  UNITED KINGDOM (11.6%)
   543,400  Aegis Group plc...................................         880
   228,888  Aggreko plc.......................................         761
    80,530  Bank of Ireland...................................       1,647
   464,762  BTR plc...........................................       1,319
    83,300  Burmah Castrol plc................................       1,488
   228,888  Christian Salvesen plc............................         443
    37,850  Danka Business Systems plc ADR....................         447
   269,000  English China Clays plc...........................         921
   222,300  Imperial Tobacco Group plc........................       1,641
   241,400  Matthews (Bernard) plc............................         472
    94,600  Peninsular & Oriental Steam Navigation Co.........       1,363
(a,d)653,333 Pentos plc........................................         --
   118,100  Premier Farnell plc...............................         600
   226,391  Reckitt & Colman plc..............................       4,325
   257,700  Royal & Sun Alliance Insurance Group plc..........       2,666
    81,453  Southern Electric plc.............................         737
   169,100  Wolseley plc......................................         994
   509,100  WPP Group plc.....................................       3,339
                                                                ----------
                                                                    24,043
                                                                ----------
  UNITED STATES (38.3%)
    29,600  Albertson's, Inc..................................       1,534
    30,150  Aluminum Company of America.......................       1,988
   178,100  American Stores Co................................       4,308
 (a)26,300  Beazer Homes USA, Inc.............................         682
 (a)47,400  BJ's Wholesale Club, Inc..........................       1,926
    19,200  Boise Cascade Corp................................         629
    50,600  Borg-Warner Automotive, Inc.......................       2,432
(a)139,300  Cadiz Land Co., Inc...............................       1,611
 (a)22,000  Cadiz Land Co., Inc. (Restricted Shares)..........         254
    39,400  Chase Manhattan Corp..............................       2,975
   118,100  COMSAT Corp.......................................       3,344
(a)185,150  Data General Corp.................................       2,766
(a)109,000  Egghead, Inc......................................         920
   116,400  Enhance Financial Services Group, Inc.............       3,929
    56,400  Finova Group, Inc.................................       3,194
(a)138,900  GenRad, Inc.......................................       2,743
    50,700  General Signal Corp...............................       1,825

                                                                  VALUE
  SHARES                                                          (000)
--------------------------------------------------------------------------
    21,300  Georgia-Pacific Corp..............................  $    1,255
    13,800  Georgia Pacific Corp. (Timber Group)..............         318
    41,400  Goodrich (BF) Co..................................       2,054
   143,100  Houghton Mifflin Co...............................       4,543
    23,350  IBP, Inc..........................................         423
 (a)83,000  InteliData Technologies Corp......................          80
    45,600  MBIA, Inc.........................................       3,414
    19,400  Mellon Bank Corp..................................       1,351
 (a)66,662  NCR Corp..........................................       2,167
 (a)67,410  Noble Drilling Corp...............................       1,622
 (a)68,415  Ocean Energy, Inc.................................       1,338
   120,100  Penncorp Financial Group, Inc.....................       2,462
   101,900  Pharmacia & Upjohn, Inc...........................       4,700
   163,500  Philip Morris Cos., Inc...........................       6,438
    31,000  Tecumseh Products Co., Class A....................       1,637
    45,900  Tenneco, Inc......................................       1,747
    38,100  Terra Nova (Bermuda) Holdings
              Ltd., Class A...................................       1,195
 (a)16,800  Toys "R" Us, Inc..................................         396
    98,200  Tupperware Corp...................................       2,762
    67,700  UST Corp..........................................       1,794
    14,800  United Dominion Industries Ltd....................         494
(a)135,400  WorldCorp, Inc....................................          42
                                                                ----------
                                                                    79,292
                                                                ----------
TOTAL COMMON STOCKS (Cost $172,066)...........................     204,339
                                                                ----------
PREFERRED STOCK (1.2%)
  GERMANY (1.2%)
     3,620  Volkswagen AG (Cost $1,009).......................       2,469
                                                                ----------
TOTAL FOREIGN & U.S. SECURITIES (100.0%)
  (Cost $173,075).............................................     206,808
                                                                ----------

  AMOUNT
  (000)
----------

FOREIGN CURRENCY (0.2%)
BEF   1,235 Belgian Franc.....................................          33
GBP      33 British Pound.....................................          56
FRF     469 French Franc......................................          78
DEM      46 German Mark.......................................          26
ITL 150,253 Italian Lira......................................          85
JPY  16,835 Japanese Yen......................................         121
NLG      11 Netherlands Guilder...............................           5
NZD      43 New Zealand Dollar................................          22
ESP     513 Spanish Peseta....................................           3
CHF      40 Swiss Franc.......................................          26
                                                                ----------
TOTAL FOREIGN CURRENCY (Cost $454)............................         455
                                                                ----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Global Equity Portfolio

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[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1998
--------------------------------------------------------------------------------

GLOBAL EQUITY PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                       AMOUNT
                                                                       (000)
------------------------------------------------------------------------------

TOTAL INVESTMENTS (100.2%) (Cost $173,529)..........................  $207,263
                                                                      --------
OTHER ASSETS (0.5%)
  Cash..................................................  $       92
  Dividends Receivable..................................         487
  Receivable for Portfolio Shares Sold..................         302
  Foreign Withholding Tax Reclaim Receivable............         118
  Receivable for Investments Sold.......................          27
  Other.................................................           3     1,029
                                                          ----------
LIABILITIES ( - 0.7%)
  Payable for Investments Purchased.....................        (913)
  Investment Advisory Fees Payable......................        (355)
  Net Unrealized Loss on Foreign Currency Exchange
    Contracts...........................................         (74)
  Payable for Portfolio Shares Redeemed.................         (67)
  Custodian Fees Payable................................         (31)
  Administrative Fees Payable...........................         (25)
  Directors' Fees & Expenses Payable....................          (6)
  Distribution Fee Payable..............................          (6)
  Other Liabilities.....................................         (42)   (1,519)
                                                          ----------  --------
NET ASSETS (100%)...................................................  $206,773
                                                                      --------
                                                                      --------
NET ASSETS CONSIST OF:
Paid in Capital.........................................              $164,709
Undistributed Net Investment Income.....................                 1,372
Accumulated Net Realized Gain...........................                 7,039
Unrealized Appreciation on Investments and Foreign
  Currency Translations.................................                33,653
                                                                      --------
NET ASSETS..............................................              $206,773
                                                                      --------
                                                                      --------

CLASS A:
------------------------------------------------------------------
NET ASSETS........................................................  $196,145
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 9,289,046 outstanding $0.001 par value shares
  (authorized 500,000,000 shares).................................    $21.12
                                                                    --------
                                                                    --------
CLASS B:
------------------------------------------------------------------
NET ASSETS........................................................   $10,628
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 506,050 outstanding $0.001 par value shares
  (authorized 500,000,000 shares).................................    $21.00
                                                                    --------
                                                                    --------

------------------------------------------------------------
FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:
   Under the terms of foreign currency exchange contracts open at June 30, 1998, the Portfolio is obligated to deliver foreign currency in exchange for U.S. dollars as indicated below:

                                                                 NET
  CURRENCY                          IN EXCHANGE              UNREALIZED
 TO DELIVER    VALUE   SETTLEMENT       FOR        VALUE     GAIN (LOSS)
   (000)       (000)      DATE         (000)       (000)        (000)
------------  -------  -----------  ------------  --------  -------------
GBP    3,450  $ 5,706   12/16/98    U.S.$  5,632  $  5,632     $  (74)
              -------                             --------        ---
              -------                             --------        ---

------------------------------------------------------------

(a)   --  Non-income producing security
(d)   --  Security valued at fair value -- see note A-1 to financial statements.
ADR   --  American Depositary Receipt
AUD   --  Australian Dollar
NCS   --  Non Convertible Shares

------------------------------------------------------------
SUMMARY OF FOREIGN & U.S. SECURITIES BY INDUSTRY CLASSIFICATION

                                           VALUE       PERCENT OF
SECTOR DIVERSIFICATION                     (000)       NET ASSETS
-------------------------------------------------------------------
Advertising Service....................  $     840             0.4%
Capital Equipment......................     46,552            22.5
Consumer Goods.........................      2,469             1.2
Consumer Products -- Miscellaneous.....     36,599            17.7
Diversified Operations.................      8,088             3.9
Energy.................................     11,704             5.7
Finance................................     45,634            22.1
Gold Mines.............................      1,865             0.9
Materials..............................     16,253             7.8
Technology.............................        447             0.2
Services...............................     36,357            17.6
                                         ---------           -----
                                         $ 206,808           100.0%
                                         ---------           -----
                                         ---------           -----

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                         Global Equity Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO

COMPOSITION OF NET ASSETS (AT JUNE 30, 1998)
---------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Australia              2.0%
Belgium                0.4%
Canada                 3.1%
Denmark                1.2%
Finland                0.6%
France                11.7%
Germany                8.1%
Hong Kong              2.0%
Italy                  3.2%
Japan                 14.9%
Netherlands            6.1%
New Zealand            0.5%
Portugal               0.4%
Singapore              0.2%
Spain                  1.9%
Sweden                 3.7%
Switzerland            6.6%
United Kingdom        25.7%
Other                  7.7%

PERFORMANCE COMPARED TO MORGAN STANLEY
CAPITAL INTERNATIONAL (MSCI) EAFE INDEX(1)
--------------------------------------

                                               TOTAL RETURNS(2)
                               -------------------------------------------------
                                                         AVERAGE      AVERAGE
                                              ONE      ANNUAL FIVE  ANNUAL SINCE
                                  YTD         YEAR        YEARS      INCEPTION
                               ----------  ----------  -----------  ------------
PORTFOLIO -- CLASS A.........      18.18%      16.48%       19.40%       13.59%
PORTFOLIO -- CLASS B.........      18.10       16.21          N/A        20.46
INDEX -- CLASS A.............      15.93        6.10        10.03         5.36
INDEX -- CLASS B.............      15.93        6.10          N/A         9.39

1. The MSCI EAFE Index is an unmanaged index of common stocks and includes Europe, Australasia and the Far East (includes dividends net of withholding taxes).

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------------------------------------

THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

The investment objective of the International Equity Portfolio is long-term capital appreciation through investment primarily in equity securities of non-U.S. issuers. Equity securities for this purpose include common stocks and equivalents, such as securities convertible into common stocks, and securities having common stock characteristics, such as rights and warrants to purchase common stocks.

For the six months ended June 30, 1998, the Portfolio had a total return of 18.18% for the Class A shares and 18.10% for the Class B shares compared to 15.93% for the Morgan Stanley Capital International (MSCI) EAFE Index (the "Index"). For the one year ended June 30, 1998, the Portfolio had a total return of 16.48% for Class A shares and 16.21% for Class B shares compared to 6.10% for the Index. For the five-year period ended June 30, 1998, the average annual total return of Class A shares was 19.40% compared to 10.03% for the Index. From inception on August 4, 1989 to June 30, 1998, the average annual total return of Class A shares was 13.59% compared to 5.36% for the Index. From inception on January 2, 1996 to June 30, 1998, the average annual total return of Class B shares was 20.46% compared to 9.39% for the Index.

While the U.K. market sells at a discount to the rest of Europe, it probably deserves to given higher core inflation and the advanced stage of the domestic profits cycle. The substantial U.K. weighting in the portfolio is driven not so much by absolute or even relative value but rather by the cash generative nature of the business franchises available in this market relative to those in other major. We believe that as the year progresses deflationary pressures in tradeable goods will intensify and profit disappointments in this area will become more widespread. This makes us overtly cautious on markets such as Germany whose economy and stock market are characterized by capital intensive manufacturing and banking sectors with large exposures to late cycle Asian lending. Our overweight position in France is due to the higher franchise content in its corporate sector.

As for Japan, our quarterly visits to cheap, low quality companies again turned up no new investment ideas as corporate management in industries such as chemicals and electric utilities showed themselves to be interested in restructuring only to the minimum extent required to ensure operating survival. In the case of banks we do believe something substantive is

--------------------------------------------------------------------------------
International Equity Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO (CONT.)
being done to improve their feeble return on equity but the extent of their bad loan problems is sufficiently opaque for the risk reward ratio to be unfathomable. The recent announcement of a government managed bridge bank is tantamount to a warning that more weak Japanese banks are going to be allowed to fail. With 100% downside one therefore has to have a high level of certainty as to which ones will survive. Japanese disclosure does not allow for this type of certainty.

As for South East Asia suffice to say that what we termed an Armageddon scenario at the end of last year has come to pass and therefore our worst case asset price calculations have, if anything, proved not pessimistic enough. A recent visit to the region left us with the view that 1999 will be the year when the corporate sector encounters its worst liquidity problems and no property stocks should be added until that time. We reversed our initial foray into the Singapore banking sector as the bank in question effected a rights issue on unsatisfactory terms for less than clear reasons. However, we do believe this sector has the best risk reward ratio for getting exposure to an eventual recovery in the region, other than the media sector where liquidity is a problem.

It is asking a lot to expect the current indifference of U.S. investors to a rapidly deteriorating profits outlook to continue, and it would be foolhardy to expect extended markets elsewhere to hold up in the face of a meaningful correction on Wall Street. Meanwhile, even if the LDP does win a sufficient majority in the imminent Japanese elections to push through a genuinely simulative package, the news flow from Japan will continue to be negative in the short term and therefore the potential for another run on the yen will remain.

We therefore see a difficult outlook for equities over the balance of the year and are particularly mindful of avoiding companies likely to suffer a compression of profits if global economic growth slows. The capital goods sector appear particularly vulnerable in this respect. As for new investment ideas, Europe is fully priced, value in the U.K. is too vulnerable to a deteriorating macro environment, and cheap Japanese stocks deserve their low ratings due to poor management. This augurs for a relatively stable portfolio structure though we will sell stocks such as Unilever when they more than discount the most optimistic earnings scenario.

Dominic Caldecott
PORTFOLIO MANAGER

July 1998

--------------------------------------------------------------------------------
                                                  International Equity Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1998
--------------------------------------------------------------------------------

INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                                                                         VALUE
    SHARES                                                               (000)
---------------------------------------------------------------------------------

COMMON STOCKS (90.4%)
  AUSTRALIA (2.0%)
      1,540,750    Brambles Industries Ltd..........................  $    30,272
      1,250,600    CSR Ltd..........................................        3,613
     15,143,200    Fosters Brewing Group Ltd........................       35,677
                                                                      -----------
                                                                           69,562
                                                                      -----------
  BELGIUM (0.4%)
        238,050    G.I.B. Holdings Ltd..............................       13,431
                                                                      -----------
  CANADA (3.1%)
        374,480    Potash Corp. of Saskatchewan, Inc................       28,196
   (a)1,949,100    Renaissance Energy Ltd...........................       29,206
      1,899,350    TELUS Corp.......................................       49,112
                                                                      -----------
                                                                          106,514
                                                                      -----------
  DENMARK (1.2%)
        142,300    Den Danske Bank..................................       17,086
        264,108    Unidanmark A/S, Class A (Registered).............       23,755
                                                                      -----------
                                                                           40,841
                                                                      -----------
  FINLAND (0.6%)
        342,400    Huhtamaki Oyj, Series 1..........................       19,610
        168,467    Merita Ltd., Class A.............................        1,112
                                                                      -----------
                                                                           20,722
                                                                      -----------
  FRANCE (11.7%)
        266,700    Alcatel Alsthom..................................       54,288
         12,760    Bongrain.........................................        6,406
        219,182    Cie de Saint Gobain..............................       40,629
        410,200    Elf Aquitaine....................................       57,655
        791,600    France Telecom...................................       54,584
        264,400    Groupe Danone....................................       72,882
        405,800    Rhone-Poulenc, Class A...........................       22,882
        352,656    Schneider........................................       28,113
        279,250    Scor.............................................       17,709
        249,500    Total, Class B...................................       32,428
        946,398    Usinor Sacilor...................................       14,617
                                                                      -----------
                                                                          402,193
                                                                      -----------
  GERMANY (6.2%)
      1,058,300    BASF AG..........................................       50,172
        709,700    Bayer AG.........................................       36,636
         22,200    Hoechst AG.......................................        1,109
         36,950    Karstadt AG......................................       17,866
        614,503    RWE AG...........................................       36,458
         21,040    Varta AG.........................................        4,060
        356,100    VEBA AG..........................................       24,286
         65,610    Viag AG..........................................       44,383
                                                                      -----------
                                                                          214,970
                                                                      -----------
  HONG KONG (2.0%)
     12,495,155    Hong Kong Land Holdings Ltd......................       15,619
      5,034,000    Hysan Development Co., Ltd.......................        4,158
     15,741,837    Jardine Strategic Holdings, Inc..................       29,909


                                                                         VALUE
    SHARES                                                               (000)
---------------------------------------------------------------------------------
      3,561,600    Swire Pacific Ltd., Class A......................  $    13,446
      6,842,500    Swire Pacific Ltd., Class B......................        4,107
                                                                      -----------
                                                                           67,239
                                                                      -----------
  ITALY (3.2%)
      5,842,300    Mediaset S.p.A...................................       37,302
     15,021,987    Telecom Italia S.p.A. (RNC)......................       72,749
                                                                      -----------
                                                                          110,051
                                                                      -----------
  JAPAN (14.9%)
      2,768,000    Aisin Seiki Co., Ltd.............................       25,539
        679,600    Aoyama Trading Co., Ltd..........................       16,767
        595,000    Canon, Inc.......................................       13,521
          9,480    Central Japan Railway Co.........................       35,083
        342,000    Chudenko Corp....................................        7,142
      1,604,000    Daibiru Corp.....................................       10,345
      2,257,000    Daicel Chemical Industries Ltd...................        4,787
      1,116,000    Eisai Co., Ltd...................................       15,216
      2,144,000    Fuji Photo Film Ltd..............................       74,704
        766,000    Fujisawa Pharmaceutical Co., Ltd.................        7,173
      1,478,000    Hitachi Ltd......................................        9,649
          4,539    Japan Tobacco, Inc...............................       30,747
      3,144,000    Kao Corp.........................................       48,537
      1,429,000    Matsushita Electric Industrial Co., Ltd..........       22,988
        889,000    NEC Corp.........................................        8,292
      3,547,000    Nichido Fire & Marine Insurance Co., Ltd.........       18,551
          3,698    Nippon Telegraph & Telephone Corp................       30,679
        729,000    Ono Pharmaceutical Co., Ltd......................       17,460
        191,000    Ryosan Co........................................        3,128
      2,560,000    Shionogi & Co., Ltd..............................       14,774
        163,400    Sony Corp........................................       14,086
      4,132,000    Sumitomo Marine & Fire Insurance Co., Ltd........       23,131
        493,000    Sumitomo Rubber Industries.......................        2,660
        215,900    Takefuji Corp....................................        9,968
      2,223,000    Toyo Seikan Kaisha Ltd...........................       27,262
      1,068,000    Yamanouchi Pharmaceutical Co.....................       22,266
                                                                      -----------
                                                                          514,455
                                                                      -----------
  NETHERLANDS (6.1%)
        225,900    ABN Amro Holding N.V.............................        5,288
        239,200    Akzo Nobel N.V...................................       53,197
        826,060    Hollandsche Beton Groep N.V......................       17,226
        813,939    ING Groep N.V....................................       53,321
        265,200    Koninklijke Bijenkorf Beheer N.V.................       18,586
        628,440    Koninklijke KNP BT N.V...........................       16,226
        561,000    Philips Electronics N.V..........................       47,180
                                                                      -----------
                                                                          211,024
                                                                      -----------
  NEW ZEALAND (0.5%)
      2,232,479    Fisher & Paykel Industries Ltd...................        5,683
      5,134,100    Lion Nathan Ltd..................................       11,417
     (a)392,500    Smith City Group Ltd.............................           --
                                                                      -----------
                                                                           17,100
                                                                      -----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
International Equity Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1998
--------------------------------------------------------------------------------

INTERNATIONAL EQUITY PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                         VALUE
    SHARES                                                               (000)
---------------------------------------------------------------------------------
  PORTUGAL (0.4%)
        346,950    Cimpor SGPS......................................  $    12,195
                                                                      -----------
  SINGAPORE (0.2%)
        945,100    Singapore Press Holdings Ltd. (Foreign)..........        6,321
                                                                      -----------
  SPAIN (1.9%)
      2,770,000    Iberdrola........................................       44,977
        463,481    Telefonica.......................................       21,429
                                                                      -----------
                                                                           66,406
                                                                      -----------
  SWEDEN (3.7%)
        995,400    ForeningsSparbanken AB...........................       29,948
      (a)49,445    Mandamus AB......................................          310
      3,189,300    Nordbanken Holding AB............................       23,389
        749,000    Pharmacia & Upjohn, Inc. ADR.....................       34,459
         63,000    S.K.F. AB, Class B...............................        1,145
        464,700    Skandia Forsakrings AB...........................        6,641
      1,182,900    Svenska Cellulosa AB, Class B....................       30,622
                                                                      -----------
                                                                          126,514
                                                                      -----------
  SWITZERLAND (6.6%)
         16,475    ABB AG...........................................       24,348
         24,810    Cie Financiere Richemont AG, Class A.............       32,492
         22,540    Forbo Holding AG (Registered)....................       11,480
         20,531    Holderbank Financiere Glarus AG, Class B
                     (Bearer).......................................       26,143
         46,775    Nestle (Registered)..............................      100,173
         11,524    Schindler Holding AG (Participating
                     Certificates)..................................       17,563
         37,835    Union Bank of Switzerland (Bearer)...............       14,079
                                                                      -----------
                                                                          226,278
                                                                      -----------
  UNITED KINGDOM (25.7%)
      6,217,500    Aggreko plc......................................       20,663
        561,300    Associated British Foods plc.....................        5,301
      3,056,139    B.A.T. Industries plc............................       30,623
      3,201,635    BG plc...........................................       18,526
        202,000    Billiton plc.....................................          410
  (a)15,250,000    BTR plc..........................................       43,295
      2,670,667    Bank of Scotland.................................       29,927
      2,718,700    British Telecommunications plc...................       33,598
      6,685,500    Bunzl plc........................................       31,373
      2,436,450    Burmah Castrol plc...............................       43,537
      6,217,500    Christian Salvesen plc...........................       12,045
      2,164,600    Commercial Union plc.............................       40,415
      1,240,900    Danka Business Systems plc.......................        3,937
      2,800,800    Diageo plc.......................................       33,209
      3,566,128    English China Clays plc..........................       12,209
      2,846,900    Great Universal Stores plc.......................       37,559
      2,496,100    Imperial Tobacco Group plc.......................       18,425
      5,082,251    John Mowlem & Co. plc............................       12,307
   (a)2,497,750    Lonrho Africa plc................................        3,003
      2,443,650    Lonrho plc.......................................       11,467
      2,023,068    National Westminster Bank plc....................       36,184
      2,088,820    Peninsular & Oriental Steam Navigation Co........       30,104


                                                                         VALUE
    SHARES                                                               (000)
---------------------------------------------------------------------------------
      2,778,400    Premier Farnell plc..............................  $    14,105
      3,433,500    Racal Electronic plc.............................       19,439
      4,146,202    Reckitt & Colman plc.............................       79,213
      1,978,300    RMC Group plc....................................       34,326
      2,506,168    Rolls-Royce plc..................................       10,359
      3,184,000    Royal & Sun Alliance Insurance Group plc.........       32,941
        966,617    Somerfield plc...................................        6,183
      1,718,650    Southern Electric plc............................       15,556
      2,012,502    Tate & Lyle plc..................................       15,973
      3,158,700    Unilever plc.....................................       33,655
      4,609,500    Wolseley plc.....................................       27,097
     13,501,900    WPP Group plc....................................       88,558
                                                                      -----------
                                                                          885,522
                                                                      -----------
TOTAL COMMON STOCKS (Cost $2,350,228)...............................    3,111,338
                                                                      -----------
PREFERRED STOCK (1.9%)
  GERMANY (1.9%)
         94,950    Volkswagen AG (Cost $19,272).....................       64,758
                                                                      -----------

    NO. OF
   WARRANTS
---------------

WARRANTS (0.0%)
  HONG KONG (0.0%)
     (a)503,400    Hysan Development Co., Ltd., expiring 4/30/99
                     (Cost $0)......................................            4
                                                                      -----------
TOTAL FOREIGN SECURITIES (92.3%) (Cost $2,369,500)..................    3,176,100
                                                                      -----------

     FACE
    AMOUNT
     (000)
---------------

SHORT-TERM INVESTMENT (2.3%)
  REPURCHASE AGREEMENT (2.3%)
$        79,317    Chase Securities, Inc. 5.40%, dated 6/30/98, due
                     7/01/98, to be repurchased at $79,329
                     collateralized by U.S. Treasury Notes, 7.00%
                     due 7/15/06, valued at $81,033 (Cost
                     $79,317).......................................       79,317
                                                                      -----------
FOREIGN CURRENCY (6.1%)
AUD           1    Australian Dollar................................           --
BEF      13,596    Belgian Franc....................................          365
GBP         168    British Pound....................................          280
FRF      35,199    French Franc.....................................        5,820
DEM     296,013    German Mark......................................      164,133
ITL   2,822,033    Italian Lira.....................................        1,588
JPY   3,902,071    Japanese Yen.....................................       28,150
NLG      22,547    Netherlands Guilder..............................       11,088
NZD         335    New Zealand Dollar...............................          174
ESP          85    Spanish Peseta...................................            1
SEK           7    Swedish Krona....................................            1
                                                                      -----------
TOTAL FOREIGN CURRENCY (Cost $213,832)..............................      211,600
                                                                      -----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                  International Equity Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1998
--------------------------------------------------------------------------------

INTERNATIONAL EQUITY PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                         AMOUNT
                                                                         (000)
---------------------------------------------------------------------------------

TOTAL INVESTMENTS (100.7%) (Cost $2,662,649).........................  $3,467,017
                                                                       ----------
OTHER ASSETS (10.0%)
  Securities at Value, Held as Collateral for Securities
    Lending..............................................  $  259,824
  Receivable for Investments Sold........................      69,635
  Dividends Receivable...................................       7,803
  Receivable for Portfolio Shares Sold...................       3,396
  Foreign Withholding Tax Reclaim Receivable.............       2,387
  Interest Receivable....................................          28
  Other..................................................          70     343,143
                                                           ----------
LIABILITIES ( - 10.7%)
  Collateral on Securities Loaned........................    (259,824)
  Payable for Portfolio Shares Redeemed..................     (80,484)
  Payable for Investments Purchased......................     (17,483)
  Investment Advisory Fees Payable.......................      (7,019)
  Net Unrealized Loss on Foreign Currency Exchange
    Contracts............................................        (740)
  Bank Overdraft Payable.................................        (709)
  Custodian Fees Payable.................................        (543)
  Payable for Closed Foreign Currency Exchange
    Contracts............................................        (514)
  Administrative Fees Payable............................        (441)
  Directors' Fees & Expenses Payable.....................        (149)
  Distribution Fee Payable...............................          (5)
  Other Liabilities......................................         (47)   (367,958)
                                                           ----------  ----------
NET ASSETS (100%)....................................................  $3,442,202
                                                                       ----------
                                                                       ----------
NET ASSETS CONSIST OF:
Paid in Capital......................................................  $2,392,551
Undistributed Net Investment Income..................................      27,963
Accumulated Net Realized Gain........................................     218,428
Unrealized Appreciation on Investments and Foreign Currency
  Translations.......................................................     803,260
                                                                       ----------
NET ASSETS...........................................................  $3,442,202
                                                                       ----------
                                                                       ----------

-----------------------------------------------------------------------------------
CLASS A:
-----------------------------------------------------------------------
NET ASSETS.............................................................  $3,432,750

NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 169,283,685 outstanding $0.001 par value shares
  (authorized 500,000,000 shares)......................................      $20.28
                                                                         ----------
                                                                         ----------
CLASS B:
-----------------------------------------------------------------------
NET ASSETS.............................................................      $9,452
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 467,298 outstanding $0.001 par value shares (authorized
  500,000,000 shares)..................................................      $20.23
                                                                         ----------
                                                                         ----------

------------------------------------------------------------
FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:
   Under the terms of foreign currency exchange contracts open at June 30, 1998, the Portfolio is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars or foreign currency as indicated below:

                                                                       NET
 CURRENCY                               IN EXCHANGE                 UNREALIZED
TO DELIVER      VALUE     SETTLEMENT        FOR          VALUE     GAIN (LOSS)
   (000)        (000)        DATE          (000)         (000)        (000)
-----------   ---------   -----------   ------------   ---------   ------------
BEF    9,377  $     252      7/01/98    DEM     455    $     252   $        --
DEM   21,331     11,827      7/01/98    CHF  17,954       11,845            18
DEM    5,999      3,326      7/01/98    GBP   1,193        3,329             3
NLG    9,306      4,577      7/01/98    DEM   8,256        4,578             1
U.S.$    233        233      7/01/98    SGD     399          236             3
GBP   17,500    142,538     11/09/98    U.S.$141,773     141,773          (765)
              ---------                                ---------        ------
              $ 162,753                                $ 162,013   $      (740)
              ---------
              ---------                                ---------        ------
                                                       ---------        ------

------------------------------------------------------------

(a)   --  Non-income producing security
ADR   --  American Depositary Receipt
CHF   --  Swiss Franc
RNC   --  Non-Convertible Savings Shares
SGD   --  Singapore Dollar

------------------------------------------------------------
            SUMMARY OF FOREIGN SECURITIES BY INDUSTRY CLASSIFICATION

                                            VALUE        PERCENT OF
INDUSTRY                                    (000)        NET ASSETS
---------------------------------------------------------------------
Capital Equipment......................  $   676,258            19.6%
Consumer Goods.........................    1,033,133            30.0
Energy.................................      342,295            10.0
Finance................................      420,271            12.2
Multi-Industry.........................      205,209             6.0
Services...............................      498,934            14.5
                                         -----------             ---
                                         $ 3,176,100            92.3%
                                         -----------             ---
                                         -----------             ---

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
International Equity Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
INTERNATIONAL MAGNUM PORTFOLIO

COMPOSITION OF NET ASSETS (AT JUNE 30, 1998)
---------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Australia              1.5%
Austria                0.5%
Belgium                0.7%
Denmark                1.3%
Finland                5.2%
France                 9.8%
Germany               11.1%
Hong Kong              0.8%
Italy                  4.1%
Japan                 13.8%
Malaysia               0.1%
Netherlands            5.0%
New Zealand            0.1%
Norway                 1.0%
Singapore              0.2%
Spain                  3.5%
Sweden                 6.0%
Switzerland            7.2%
United Kingdom        17.7%
Other                 10.4%

PERFORMANCE COMPARED TO MORGAN STANLEY
CAPITAL INTERNATIONAL (MSCI) EAFE INDEX(1)
--------------------------------------

                                        TOTAL RETURNS(2)
                          --------------------------------------------
                                                      AVERAGE ANNUAL
                             YTD        ONE YEAR      SINCE INCEPTION
                          ----------  -------------  -----------------
PORTFOLIO -- CLASS A....      18.03%        8.41%           14.42%
PORTFOLIO -- CLASS B....      17.99         8.16            14.12
INDEX...................      15.93         6.10            10.42

1. The MSCI EAFE Index is an unmanaged index of common stocks and includes Europe, Australasia and the Far East (includes dividends net of withholding taxes).

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------------------------------------

THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

The International Magnum Portfolio seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers in accordance with the EAFE country weightings determined by the Adviser. The EAFE countries in which the Portfolio will invest are those comprising the Morgan Stanley Capital International (MSCI) EAFE Index, which includes Australia, Japan, New Zealand, most nations located in Western Europe, and certain developed countries in Asia.

For the six months ended June 30, 1998, the Portfolio had a total return of 18.03% for the Class A shares and 17.99% for the Class B shares compared to 15.93% for the Morgan Stanley Capital International (MSCI) EAFE Index (the "Index"). For the one year ended June 30, 1998, the Portfolio had a total return of 8.41% for Class A shares and 8.16% for Class B shares compared to 6.10% for the Index. From inception on March 15, 1996 to June 30, 1998, the average annual total return of Class A shares was 14.42% and 14.12% for Class B shares compared to 10.42% for the Index.

After an extraordinary start in the first quarter, international equity markets slowed somewhat in the second quarter. The tone for the second quarter was set by European markets, which had set records in the first quarter, but were less impressive in the second. The drag on performance came from the far east where Asia ex-Japan suffered through another round of the "Asian flu" and Japan experienced its own bout of currency weakness. In the midst of this turmoil the Portfolio was able to produce a positive return of 3.30% return for the Class A shares.

Following a dramatic rise in the first quarter, the European markets eased but nonetheless posted healthy gains, rising by 5.1% in U.S. dollar terms for the three months ended June 30, 1998. Year-to-date, the European markets have climbed an impressive 26.5% in U.S. dollar terms. The European markets continue to benefit from the stability of their markets and their favorable economic prospects. Optimism about European Monetary Union (EMU) is also helping as EMU took another step closer to reality with the finalization in May of the 11 initial EMU participants.

The European markets were led by strong performances for the quarter and year-to-date in Germany (+16.7% and +36.5%, respectively), Finland (+23.5% and +65.6%, respectively) and Belgium

--------------------------------------------------------------------------------
                                                  International Magnum Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
INTERNATIONAL MAGNUM PORTFOLIO (CONT.)
(+21.6% and +43.3%, respectively). Germany has been helped by EMU euphoria and improving economic fundamentals including lower unemployment rates and benign inflation, while the gains in Finland largely reflect the strong performance of Nokia (+125%), which comprises over half the index. Belgium thrived on the strength of the banking sector, as consolidation in European financial services has boosted the sector throughout the continent. Portugal and Italy, two of the markets that were the strongest during the first quarter, succumbed to profit taking during the second quarter, both falling over 2%. The United Kingdom is one of the weakest markets year-to-date, falling 2.0% for the quarter and rising only 15.7% year-to-date, with much of the rise attributable to the strength of the pound. Tight monetary policy has threatened to drive the U.K. into a recession, while the strength of the currency has hurt exporters.

Investors in Japanese equities endured another difficult quarter in the second quarter of 1998 as the MSCI Japan Index posted a - 4.5% return in U.S. dollar terms for the quarter (bringing the year-to-date U.S. dollar return to - 2.6%). Market participants' disappointment at the lack of leadership on the part of Japanese policy-makers prompted the selling of both the Japanese equity market and the currency. For most of this decade the Japanese economy has been hampered by the dual burdens of billions of dollars of bad bank loans and the lack of a coherent and stimulative fiscal policy. An RTC-like institution to fix the banking sector and permanent tax cuts could help solve these problem and get the Japanese economy moving in the right direction again. Thus, the ruling party's confounding unwillingness to confront the nation's problems in a meaningful way led to a loss of confidence on the part of investors which resulted in a run on the yen during the quarter that saw the Japanese currency depreciate by over 13% versus the U.S. dollar. During that same period the Nikkei 225 Index of Japanese stocks fell 11%. In mid-June, during the most panic-filled moments of the selloff in Japan, the U.S. Fed intervened in the currency markets along with the Bank of Japan to support the yen. This show of solidarity gave yen-selling speculators pause and the markets stabilized, though the quarter ended without a clearly defined policy response from the Japanese, so there is still cause for concern in the second half of the year.

The markets of Asia-ex Japan were off 22.6% for the quarter which leaves them down 17.4% year-to-date in U.S. dollar terms. Clearly, the price gains experienced during first quarter have evaporated and a cure for the Asian contagion has not yet been found. The main culprit this time in what amounts to the second major downturn in Asian markets in a year was Japan. Fears that a free-fall in the Japanese currency would lead to another round of currency devaluations throughout the region frightened investors. First came the recognition that no policy change would be implemented in the near term to improve Japan's stalled economy. This led to a rapid sell-off in the yen which in turn led investors to fear an imminent devaluation in the Chinese yuan and perhaps then the Hong Kong dollar as well. Such a series of events would leave the other countries in the region in as poor a competitive position as they were before the first round of devaluations last summer.

The dramatic fall-off in economic activity throughout Asia has been another factor which has contributed to poor equity returns in the region. As predicted, growth has fallen off substantially in the aftermath of last year's currency devaluations: Singapore, where the market fell 35.2% in the second quarter of 1998, has experienced a credit contraction for the first time in a decade (bank loan growth - 3%) and the government is calling for only a 0.5% growth in gross domestic product (down from a prediction of approximately - 5% at the beginning of the year); in Hong Kong (down 26.9% in the second quarter of 1998) authorities have gone to the unprecedented measure of postponing the real estate auctions which give the government most of its revenues to support real estate prices but real estate prices are still down by half from their highs. The story is the same throughout Asia; until the engine of growth, Japan, revives, the region is not likely to experience significant economic expansion.

Our regional allocation has us underweight Asia and Japan. This helped performance over the second quarter, while being roughly neutral versus Europe also helped performance, though a heavier commitment to Europe would have helped more. Sector selection was negative, particularly in Europe as we were underweight the bank and insurance sectors which were among the stronger performers. Style hurt performance badly as growth stocks outperformed our Portfolio's value stocks by a rather wide margin, particularly in Europe. Currency

--------------------------------------------------------------------------------
International Magnum Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
INTERNATIONAL MAGNUM PORTFOLIO (CONT.)
hedging, where we hedged exposure to the yen and the deutschemark which both depreciated during the quarter, added to performance.

During the second quarter we continued to increase our exposure to Europe based on the belief that fears of an Asian induced slowdown there were overdone and that European Monetary Union would enhance growth prospects for the region. We moved from slightly underweight to a neutral position such that European holdings now make up 73% of the Portfolio versus 74% for the Index. In Japan we remain underweight with a 14% position versus 21% for the Index. In Asia, we have an underweight position as well with a 3% holding versus 5% for the Index. This allocation leaves us with a 10% unallocated cash position which we believe is appropriate given current market volatility.

Going forward, Europe still appears to offer the most attractive investment potential and we anticipate going overweight there. We will maintain our underweight positions in Japan and Asia pending the implementation of the proper government policies necessary to bolster regional economic growth.

Francine J. Bovich
PORTFOLIO MANAGER

July 1998

--------------------------------------------------------------------------------
                                                  International Magnum Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1998
--------------------------------------------------------------------------------

INTERNATIONAL MAGNUM PORTFOLIO
--------------------------------------------------------------------------------

                                                                      VALUE
   SHARES                                                             (000)
-----------------------------------------------------------------------------

COMMON STOCKS (87.3%)
  AUSTRALIA (1.5%)
       83,200    Australia & New Zealand Banking Group Ltd........  $     575
       18,750    Brambles Industries Ltd..........................        367
       57,600    Commonwealth Bank of Australia...................        673
       16,780    Lend Lease Corp., Ltd............................        340
       27,030    National Australia Bank Ltd......................        357
       84,400    News Corp., Ltd..................................        690
       41,700    Seven Network Ltd................................        126
      227,200    Telstra Corp., Ltd. (Installment Receipts-Final
                   Installment: AUD 1.35/share due 11/17/98)......        583
                                                                    ---------
                                                                        3,711
                                                                    ---------
  AUSTRIA (0.5%)
       19,000    Boehler-Uddeholm AG..............................      1,256
                                                                    ---------
  BELGIUM (0.7%)
       31,225    G.I.B. Group.....................................      1,762
                                                                    ---------
  DENMARK (1.3%)
       24,000    BG Bank A/S......................................      1,488
       18,200    Unidanmark A/S, Class A (Registered).............      1,637
                                                                    ---------
                                                                        3,125
                                                                    ---------
  FINLAND (5.2%)
       21,500    Huhtamaki Oyj, Series 1..........................      1,231
       12,355    Kone Oyj, Class B................................      1,735
      194,300    Merita Ltd., Class A.............................      1,283
       72,050    Metra Oyj, Class B...............................      2,366
       39,100    Partek Oyj Abp...................................        678
      173,500    Rautaruukki Oyj..................................      1,329
       20,450    Sampo Insurance Co., plc, Class A................        970
       77,000    The Rauma Group..................................      1,580
       86,775    Valmet Oyj.......................................      1,497
                                                                    ---------
                                                                       12,669
                                                                    ---------
  FRANCE (9.8%)
        4,500    Alcatel Alsthom..................................        916
        1,360    Bongrain.........................................        683
       15,521    Cie de Saint Gobain..............................      2,877
       15,180    Cie Generale des Establissements Michelin, Class
                   B..............................................        876
       20,900    Elf Aquitaine....................................      2,938
       20,500    France Telecom...................................      1,414
        9,830    Groupe Danone....................................      2,710
       18,800    Lafarge..........................................      1,943
       37,700    Legris Industries................................      1,764
       21,100    Rhone-Poulenc, Class A...........................      1,190
        9,300    Scor.............................................        590
    (a)21,700    SGS-Thompson Microelectronics N.V................      1,538
       22,000    Total, Class B...................................      2,859


                                                                      VALUE
   SHARES                                                             (000)
-----------------------------------------------------------------------------
        6,390    Union des Assurances Federales...................  $   1,006
       33,900    Usinor Sacilor...................................        523
                                                                    ---------
                                                                       23,827
                                                                    ---------
  GERMANY (8.8%)
       63,100    BASF AG..........................................      2,991
       34,850    Bayer AG.........................................      1,799
       12,800    Bayerische Vereinsbank AG........................      1,089
        4,983    Buderus AG.......................................      2,487
       60,200    Gerresheimer Glas AG.............................        905
       17,920    Metro AG.........................................      1,088
     (a)7,430    Philipp Holzmann AG..............................      1,780
       12,590    Plettac AG.......................................      1,759
       29,000    VEBA AG..........................................      1,978
        3,440    Viag AG..........................................      2,327
        3,338    Volkswagen AG....................................      3,211
                                                                    ---------
                                                                       21,414
                                                                    ---------
  HONG KONG (0.8%)
       60,500    CLP Holdings Ltd.................................        276
      274,300    Hong Kong & China Gas Co., Ltd...................        312
      113,500    Hong Kong Electric Holdings Ltd..................        352
      133,200    Hong Kong Telecommunications Ltd.................        250
       11,300    HSBC Holdings plc................................        276
       48,000    Hutchison Whampoa Ltd............................        253
      115,000    Li & Fung Ltd....................................        186
        3,000    Ng Fung Hong Ltd.................................          2
       47,000    Television Broadcasts Ltd........................        124
                                                                    ---------
                                                                        2,031
                                                                    ---------
  ITALY (4.1%)
      558,020    Magneti Marelli S.p.A............................      1,225
       98,100    Marzotto (Gaetano) & Figli S.p.A.................      1,496
      276,000    Mediaset S.p.A...................................      1,762
      457,600    Sogefi S.p.A.....................................      1,532
      806,211    Telecom Italia S.p.A. Di Risp (NCS)..............      3,905
                                                                    ---------
                                                                        9,920
                                                                    ---------
  JAPAN (13.8%)
      106,000    Amada Co., Ltd...................................        516
       10,000    Autobacs Seven Co., Ltd..........................        286
       42,000    Canon, Inc.......................................        954
       65,000    Casio Computer Co., Ltd..........................        604
       47,000    Dai Nippon Printing Co., Ltd.....................        751
      187,000    Daicel Chemical Industries Ltd...................        397
      106,000    Daifuku Co., Ltd.................................        395
       85,000    Daikin Industries Ltd............................        548
       10,000    FamilyMart Co., Ltd..............................        381
       36,000    Fuji Machine Manufacturing Co....................        956
       27,000    Fuji Photo Film Ltd..............................        941
       59,000    Fujitec Co., Ltd.................................        358
       93,000    Fujitsu Ltd......................................        980
      153,000    Furukawa Electric Co.............................        515
       33,000    Hitachi Credit Corp..............................        556
      133,000    Hitachi Ltd......................................        868

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
International Magnum Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1998
--------------------------------------------------------------------------------

INTERNATIONAL MAGNUM PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                      VALUE
   SHARES                                                             (000)
-----------------------------------------------------------------------------

  JAPAN (CONT.)

       60,000    Inabata & Co.....................................  $     185
      105,000    Kaneka Corp......................................        553
       36,000    Kurita Water Industries Ltd......................        426
       13,300    Kyocera Corp.....................................        651
       59,000    Kyudenko Co., Ltd................................        386
       35,000    Lintec Corp......................................        306
       62,000    Matsushita Electric Industrial Co., Ltd..........        997
      212,000    Mitsubishi Chemical Corp.........................        384
       57,000    Mitsubishi Estate Co., Ltd.......................        502
      196,000    Mitsubishi Heavy Industries Ltd..................        741
       54,000    Mitsumi Electric Co., Ltd........................        954
       19,000    Murata Manufacturing Co., Ltd....................        617
      111,000    NEC Corp.........................................      1,035
       47,000    Nifco, Inc.......................................        373
       12,000    Nintendo Co., Ltd................................      1,112
       29,000    Nippon Pillar Packing............................        109
          117    Nippon Telegraph & Telephone Corp................        971
      202,000    Nissan Motor Co., Ltd............................        637
       45,000    Nissha Printing Co., Ltd.........................        276
       23,000    Ono Pharmaceutical Co., Ltd......................        551
       90,000    Ricoh Co., Ltd...................................        949
       31,000    Rinnai Corp......................................        470
       18,000    Sangetsu Co., Ltd................................        232
       45,000    Sankyo Co., Ltd..................................      1,026
       74,000    Sanwa Shutter Corp...............................        326
       65,000    Sekisui Chemical Co., Ltd........................        333
       43,000    Sekisui House Co., Ltd...........................        333
       14,000    Shimamura Co., Ltd...............................        379
       90,000    Shin-Etsu Polymer Co., Ltd.......................        364
       15,700    Sony Corp........................................      1,353
       31,000    Sumitomo Marine & Fire Insurance Co., Ltd........        174
       52,000    Suzuki Motor Co., Ltd............................        473
       12,000    TDK Corp.........................................        887
       25,000    Tokyo Electron Ltd...............................        766
      269,000    Toshiba Corp.....................................      1,100
       33,000    Toyota Motor Corp................................        855
      138,000    Tsubakimoto Chain Co.............................        463
       41,000    Yamaha Corp......................................        399
       42,000    Yamanouchi Pharmaceutical Co., Ltd...............        875
                                                                    ---------
                                                                       33,529
                                                                    ---------
  MALAYSIA (0.1%)
       12,000    Carlsberg Brewery Malaysia Bhd...................         36
       58,000    Guinness Anchor Bhd..............................         61
       17,000    Nestle (Malaysia) Bhd............................         77
       16,000    Rothmans of Pall Mall (Malaysia) Bhd.............        112
                                                                    ---------
                                                                          286
                                                                    ---------
  NETHERLANDS (5.0%)
       60,600    ABN Amro Holding N.V.............................      1,419
       11,000    Akzo Nobel N.V...................................      2,446
       30,000    Hollandsche Beton Groep N.V......................        626

                                                                      VALUE
   SHARES                                                             (000)
-----------------------------------------------------------------------------
       52,105    ING Groep N.V....................................  $   3,413
       12,000    Koninklijke Bijenkorf Beheer N.V.................        841
       73,600    Koninklijke KNP BT N.V...........................      1,900
       19,200    Philips Electronics N.V..........................      1,615
                                                                    ---------
                                                                       12,260
                                                                    ---------
  NEW ZEALAND (0.1%)
   (a)127,000    AMP NZ Office Trust..............................         59
        7,280    Fletcher Challenge Forests.......................          4
       10,000    Telecom Corp. of New Zealand Ltd. (Installment
                   Receipts-Final Installment: NZD 4.15/Share due
                   3/31/99).......................................         21
       20,000    Telecom Corp. of New Zealand Ltd.................         83
                                                                    ---------
                                                                          167
                                                                    ---------
  NORWAY (1.0%)
      111,600    Saga Petroleum ASA, Class B......................      1,580
       30,650    Sparebanken......................................        879
                                                                    ---------
                                                                        2,459
                                                                    ---------
  SINGAPORE (0.2%)
    (a)10,100    Creative Technology Ltd..........................        123
      103,000    Natsteel Electronics Ltd.........................        172
       16,000    United Overseas Bank Ltd. (Foreign)..............         50
       53,000    Venture Manufacturing Ltd........................        100
                                                                    ---------
                                                                          445
                                                                    ---------
  SPAIN (3.5%)
       53,600    Banco Bilbao Vizcaya (Registered)................      2,751
      147,700    Iberdrola........................................      2,398
    (a)29,881    Telefonica.......................................      1,382
      136,000    Uralita..........................................      1,937
                                                                    ---------
                                                                        8,468
                                                                    ---------
  SWEDEN (6.0%)
       59,500    Autoliv, Inc.....................................      1,902
       44,700    BT Industries AB.................................        902
       76,500    Esselte AB, Class B..............................      1,774
      422,000    Nordbanken Holding AB............................      3,095
       35,600    Pharmacia & Upjohn, Inc. ADR.....................      1,638
       72,800    PLM AB...........................................      1,150
        5,900    S.K.F. AB, Class B...............................        107
       44,000    Spectra-Physics AB, Class A......................        704
       62,400    Svedala Indrustri AB.............................      1,446
       39,700    Svenska Handelsbanken, Class A...................      1,842
                                                                    ---------
                                                                       14,560
                                                                    ---------
  SWITZERLAND (7.2%)
           65    Ascom Holdings AG (Bearer).......................        120
          890    Bobst AG (Bearer)................................      1,638
          763    Cie Financiere Richemont AG, Class A.............        999
        4,270    Forbo Holding AG (Registered)....................      2,175
        2,300    Holderbank Financiere Glarus AG, Class B
                   (Bearer).......................................      2,929

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                  International Magnum Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1998
--------------------------------------------------------------------------------

INTERNATIONAL MAGNUM PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                      VALUE
   SHARES                                                             (000)
-----------------------------------------------------------------------------

  SWITZERLAND (CONT.)

        2,160    Nestle (Registered)..............................  $   4,626
          150    Schindler Holding AG (Participating
                   Certificates)..................................        229
          895    Schindler Holding AG (Registered)................      1,388
        1,800    SIG-Schweizensche Industrie-Gesellschaft Holding
                   AG (Registered)................................      1,467
        6,900    Valora Holding AG (Registered)...................      1,820
                                                                    ---------
                                                                       17,391
                                                                    ---------
  UNITED KINGDOM (17.7%)
      650,400    Aegis Group plc..................................      1,054
        2,227    B.A.T. Industries plc............................         22
      343,617    BG plc...........................................      1,988
      272,143    BTR plc..........................................        772
      111,112    Bank of Ireland..................................      2,273
      129,683    Bank of Scotland.................................      1,453
      172,700    British Telecommunications plc...................      2,134
      184,900    Bunzl plc........................................        868
      141,200    Burmah Castrol plc...............................      2,523
       65,900    Capital Radio plc................................        782
      217,000    Charter plc......................................      2,267
       61,325    Commercial Union plc.............................      1,145
        5,500    Danka Business Systems plc.......................         17
      148,436    Diageo plc.......................................      1,760
      180,500    Glynwed International plc........................        743
      130,500    Great Universal Stores plc.......................      1,722
       44,900    Halma plc........................................         92
      291,000    Imperial Tobacco Group plc.......................      2,148
      275,761    John Mowlem & Co. plc............................        668
   (a)128,100    Lonrho Africa plc................................        154
      128,100    Lonrho plc.......................................        601
      564,400    Medeva plc.......................................      1,602
       52,400    Peninsular & Oriental Steam Navigation Co........        755
      176,000    Premier Farnell plc..............................        894
    2,522,700    Premier Oil plc..................................      1,780
      153,496    Reckitt & Colman plc.............................      2,933
       29,800    RMC Group plc....................................        517
      178,789    Royal & Sun Alliance Insurance Group plc.........      1,850
      576,200    Scapa Group plc..................................      1,828
      220,700    SIG plc..........................................        829
       79,500    Tate & Lyle plc..................................        631
       69,200    Unilever plc.....................................        737
       89,000    Westminster Health Care Holdings plc.............        473
      446,400    WPP Group plc....................................      2,928
                                                                    ---------
                                                                       42,943
                                                                    ---------
TOTAL COMMON STOCKS (Cost $184,345)...............................    212,223
                                                                    ---------

                                                                      VALUE
   SHARES                                                             (000)
-----------------------------------------------------------------------------
PREFERRED STOCKS (2.3%)
  GERMANY (2.3%)
        4,550    Dyckerhoff AG....................................  $   1,811
       16,000    Hornbach Holding AG..............................      1,468
        3,600    Suedzucker AG....................................      2,190
                                                                    ---------
TOTAL PREFERRED STOCKS (Cost $4,215)..............................      5,469
                                                                    ---------

   NO. OF
   RIGHTS
-------------

RIGHTS (0.0%)
  GERMANY (0.0%)
    (a)17,920    Metro AG (Cost $0)...............................          1
                                                                    ---------

     FACE
    AMOUNT
    (000)
--------------

CORPORATE BOND (0.0%)
  NEW ZEALAND (0.0%)
       NZD 127    AMP NZ Office Trust, 7.50%, 6/30/03 (Cost $75)...         57
                                                                     ---------
TOTAL FOREIGN SECURITIES (89.6%) (Cost $188,635)...................    217,750
                                                                     ---------
SHORT-TERM INVESTMENT (9.5%)
  REPURCHASE AGREEMENT (9.5%)
$       22,973    Chase Securities, Inc. 5.40%, dated 6/30/98, due
                    7/01/98, to be repurchased at $22,976,
                    collateralized by U.S. Treasury Notes, 5.625%
                    due 2/15/06, valued at $23,494 (Cost
                    $22,973).......................................     22,973
                                                                     ---------
FOREIGN CURRENCY (0.7%)
BEF      1,203    Belgian Franc....................................         32
GBP        365    British Pound....................................        609
FIM      1,132    Finnish Markka...................................        206
FRF      1,422    French Franc.....................................        235
DEM         65    German Mark......................................         36
HKD      1,747    Hong Kong Dollar.................................        225
ITL    148,197    Italian Lira.....................................         83
JPY     22,427    Japanese Yen.....................................        162
MYR         17    Malaysian Ringgit................................          4
NLG         18    Netherlands Guilder..............................          9
NZD          7    New Zealand Dollar...............................          4
SGD          1    Singapore Dollar.................................          1
ESP        166    Spanish Peseta...................................          1
CHF        123    Swiss Franc......................................         81
                                                                     ---------
TOTAL FOREIGN CURRENCY (Cost $1,682)...............................      1,688
                                                                     ---------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
International Magnum Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1998
--------------------------------------------------------------------------------

INTERNATIONAL MAGNUM PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                      VALUE
                                                                      (000)
-----------------------------------------------------------------------------

TOTAL INVESTMENTS (99.8%) (Cost $213,290)..........................  $242,411
                                                                     --------
OTHER ASSETS (9.4%)
  Cash.................................................  $        1
  Securities at Value, Held as Collateral for
    Securities Lending.................................      19,892
  Receivable for Investments Sold......................       1,309
  Net Unrealized Gain on Foreign Currency Exchange
    Contracts..........................................         580
  Dividends Receivable.................................         575
  Receivable for Portfolio Shares Sold.................         284
  Foreign Withholding Tax Reclaim Receivable...........         151
  Interest Receivable..................................           3
  Other................................................           1    22,796
                                                         ----------
LIABILITIES ( - 9.2%)
  Collateral on Securities Loaned......................     (19,892)
  Payable for Investments Purchased....................      (1,639)
  Investment Advisory Fees Payable.....................        (408)
  Payable for Portfolio Shares Redeemed................        (165)
  Custodian Fees Payable...............................         (79)
  Administrative Fees Payable..........................         (29)
  Distribution Fee Payable.............................         (19)
  Directors' Fees & Expenses Payable...................          (7)
  Other Liabilities....................................         (46)  (22,284)
                                                         ----------  --------
NET ASSETS (100%)..................................................  $242,923
                                                                     --------
                                                                     --------

NET ASSETS CONSIST OF:
Paid in Capital....................................................  $205,956
Undistributed Net Investment Income................................     2,360
Accumulated Net Realized Gain......................................     4,912
Unrealized Appreciation on Investments and Foreign Currency
  Translations.....................................................    29,695
                                                                     --------
NET ASSETS.........................................................  $242,923
                                                                     --------
                                                                     --------

CLASS A:
-------------------------------------------------------------------
NET ASSETS.........................................................  $208,780
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 16,270,744 outstanding $0.001 par value shares
  (authorized 500,000,000 shares)..................................    $12.83
                                                                     --------
                                                                     --------
CLASS B:
-------------------------------------------------------------------
NET ASSETS.........................................................   $34,143
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 2,669,496 outstanding $0.001 par value shares
  (authorized 500,000,000 shares)..................................    $12.79
                                                                     --------
                                                                     --------

------------------------------------------------------------
FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:
   Under the terms of foreign currency exchange contracts open at June 30, 1998, the Portfolio is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars as indicated below:

                                                                       NET
   CURRENCY                               IN EXCHANGE              UNREALIZED
  TO DELIVER      VALUE     SETTLEMENT        FOR        VALUE     GAIN (LOSS)
    (000)         (000)        DATE          (000)       (000)        (000)
--------------   --------   -----------   ------------  --------   -----------
U.S.$      164   $    164      7/01/98    DEM      297  $    164   $       --
U.S.$       97         97      7/01/98    FIM      531        97           --
BEF      1,203         32      7/02/98    U.S.$     32        32           --
CHF         84         55      7/02/98    U.S.$     55        55           --
HKD      1,629        210      7/02/98    U.S.$    210       210           --
ITL    148,141         83      7/02/98    U.S.$     83        83           --
U.S.$       29         29      7/02/98    MYR      121        29           --
SGD      1,209        715      7/07/98    U.S.$    685       685          (30)
U.S.$      709        709      7/07/98    SGD    1,209       715            6
DEM      3,655      2,028      7/10/98    U.S.$  2,010     2,010          (18)
JPY    500,640      3,621      7/16/98    U.S.$  3,909     3,909          288
U.S.$    3,640      3,640      7/16/98    JPY  500,640     3,620          (20)
CHF      2,502      1,654      7/21/98    U.S.$  1,689     1,689           35
JPY    746,604      5,410      7/29/98    U.S.$  5,810     5,810          400
U.S.$    5,439      5,439      7/29/98    JPY  746,604     5,410          (29)
DEM      3,655      2,032      8/14/98    U.S.$  2,072     2,072           40
JPY    519,375      3,775      8/19/98    U.S.$  3,929     3,929          154
U.S.$      381        381      8/19/98    JPY   52,123       379           (2)
JPY    675,640      4,926      9/10/98    U.S.$  4,946     4,946           20
DEM        869        484      9/14/98    U.S.$    482       482           (2)
JPY    797,057      5,827      9/28/98    U.S.$  5,852     5,852           25
JPY  1,076,029      7,900     10/26/98    U.S.$  7,613     7,613         (287)
                 --------                               --------        -----
                 $ 49,211                               $ 49,791   $      580
                 --------
                 --------                               --------        -----
                                                        --------        -----

------------------------------------------------------------

(a)   --  Non-income producing security
ADR   --  American Depositary Receipt
AUD   --  Australian Dollar
NCS   --  Non-Convertible Shares

------------------------------------------------------------
            SUMMARY OF FOREIGN SECURITIES BY INDUSTRY CLASSIFICATION

                                           VALUE       PERCENT OF
INDUSTRY                                   (000)       NET ASSETS
-------------------------------------------------------------------
Capital Equipment......................  $  43,098            17.7%
Consumer Goods.........................     47,600            19.6
Electrical & Electronics...............     20,467             8.4
Energy.................................     17,216             7.1
Finance................................     26,762            11.0
Materials..............................     28,115            11.6
Multi-Industry.........................     14,605             6.0
Services...............................     19,887             8.2
                                         ---------             ---
                                         $ 217,750            89.6%
                                         ---------             ---
                                         ---------             ---

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                  International Magnum Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
INTERNATIONAL SMALL CAP PORTFOLIO

COMPOSITION OF NET ASSETS (AT JUNE 30, 1998)
---------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Australia              5.8%
Denmark                1.2%
Finland                6.7%
France                 6.2%
Germany                9.2%
Hong Kong              1.9%
Ireland                4.3%
Italy                  1.5%
Japan                 12.7%
Netherlands            8.7%
New Zealand            0.8%
Norway                 1.9%
Singapore              0.8%
Spain                  1.8%
Sweden                 2.4%
Switzerland            7.8%
United Kingdom        19.6%
Other                  6.7%

PERFORMANCE COMPARED TO MORGAN STANLEY
CAPITAL INTERNATIONAL (MSCI) EAFE SMALL CAP INDEX(1)
-----------------------------------------------

                                   TOTAL RETURNS(2)
               ---------------------------------------------------------
                                            AVERAGE          AVERAGE
                                            ANNUAL           ANNUAL
                               ONE           FIVE             SINCE
                  YTD         YEAR           YEARS          INCEPTION
               ----------  -----------  ---------------  ---------------
PORTFOLIO....      17.75%        8.28%        10.54%           14.96%
INDEX........      13.77      - 16.76        - 1.05             4.06

1. The MSCI EAFE Small Cap Index is an arithmetic, unmanaged, market value-weighted average of the performance of over 900 securities of companies listed on the stock exchange of countries in Europe, Australasia and the Far East with a fixed market capitalization cut off of U.S. $200-$800 million (this index is a price only index and does not include dividends).

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------------------------------------

THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED ARE AS MEASURED BY THE MSCI EAFE SMALL CAP INDEX AND ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

The International Small Cap Portfolio seeks long-term capital appreciation by investing primarily in the equity securities of non-U.S. issuers. The Portfolio applies a disciplined bottom-up value approach to identify and invest in small capitalization companies which are both attractive businesses and available at cheap prices. A market capitalization cut-off of U.S. $1 billion is used as our definition of "small."

For the six months ended June 30, 1998, the Portfolio had a total return of 17.75% compared to a total return of 13.77% for the Morgan Stanley Capital International (MSCI) EAFE Small Cap Index (the "Index"). For the one year ended June 30, 1998, the Portfolio had a total return of 8.28% compared to -16.76% for the Index. For the five-year period ended June 30, 1998, the average annual total return for the Portfolio was 10.54% compared to -1.05% for the Index. From inception on December 15, 1992 through June 30, 1998, the average annual total return of the Portfolio was 14.96% compared to 4.06% for the Index.

Outperformance for the first six months of 1998 reflected a combination of generally strong stock selection and the twin benefits of being underweight in the weak South East Asian markets and overweight in Europe. Stock selection was notably strong in the U.K., the Netherlands, Hong Kong and Sweden. Negative factors for performance were the strong new year bounce in Japanese small caps where the Portfolio is underweight, the Portfolio's overweighting of the weak Australian small cap market and poor relative stock selection in Finland and Australia. The Australian dollar hedge, however, contributed positively.

Turnover for the first six months was 16% with no change in the overall geographic mix and little anticipated in the quarter ahead. The Portfolio's positions in Country Road in Australia, Sediver in France, Bluebird Toys in the U.K. and Marieberg in Sweden were all sold following successful bids. Ricardo, in the U.K., was also sold recently having reached fair value following a substantial re-rating. A number of new positions were established, some of the more recent being:

STAR CITY CASINO is the only licensed casino operator in Sydney. Its share price has fallen over 60% due to concerns over the impact of the Asian crisis on gaming revenues. This has been more than discounted in the current share price and ignores both a

--------------------------------------------------------------------------------
International Small Cap Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
INTERNATIONAL SMALL CAP PORTFOLIO (CONT.)
successful cost cutting program and more focused marketing initiative. The shares offer an effective dividend yield of over 12%.

AIFUL is the fourth largest consumer loan company in Japan with a 9.7% market share. Demand for consumer loans is growing due to changing demographics while the consumer loan companies are set to gain more market share from the banks. Loan growth will also be driven by the extension of Aiful's branch network combined with the introduction of Home Equity and Shoko loans. The shares are trading on a March 1999 price-earnings of 10.3 times which represents a substantial discount to its peer group and is not reflective of Aiful's earnings outlook.

HALDEX is the world leader in automatic brake adjusters used in trucks and valve spring wire for car engines. The recent acquisition of Midland-Grau in the United States will transform the company from a specialized part manufacturer into a brake system supplier. Bought on 8.0 times cash flow, current valuations do not reflect the substantial benefits from the U.S. acquisition or the potential of a recently launched new four wheel drive system.

AEGIS is a U.K. listed company active in media planning and buying, the most cash-generative and fastest growing part of the advertising industry. The shares were purchased on 22 times earnings which is an average price for an exceptionally attractive company.

Despite the significant decline in the Asian markets, the full global impact of the region's crisis is still underestimated in some quarters. Brokers' forecasts for corporate profitability, on the whole, remain too high. Credit is extremely tight, unemployment is rising and the property and banking sectors face enormous problems. Recent visits to a number of Hong Kong banks, however, suggest that, at least publicly, management are not prepared to admit the scale of their potential difficulties. As the more financially sound companies find alternative means of trade finance, Asian exports are likely to grow to the detriment of western competitors while imports will continue to contract with a similarly negative impact on Europe, Australasia and the U.S. Corporate capital expenditure plans are likely to be reigned in hurting the capital goods sector. With hindsight top slicing profits on a number of the Portfolio's capital goods stocks in the first quarter was too early but we remain very wary of the Portfolio's exposure to the sector. We believe there is some small cap value to be found in South East Asia although we will continue to tread cautiously.

Huge structural problems remain in Japan and we remain unconvinced by the level of political will to tackle the level of restructuring (read job losses) necessary. The recent poor election results of the LDP suggest the Japanese public are equally unconvinced but entrenched factions in the LDP don't bode well for a more radical successor to Prime Minister Hashimoto. It is questionable whether dangled carrots of possible tax cuts, if implemented, will have the desired impact when the Japanese worker is rightly deeply concerned over his job and pension security. Moreover, with the budget deficit in excess of 6% of gross domestic product, the government can ill afford such measures. Small cap valuations are attractive but overcapacity and misuse of capital mean Japan remains a corporate minefield.

Attractive valuations are still available in small cap Europe, in marked contrast to the large cap sector. In the U.K. the strength of Sterling risks pushing the manufacturing sector into recession but quality business franchises and value-enhancing management are available outside this sector at some compelling valuations. On the Continent, the European recovery continues to feed through to corporate profitability although Asia will take the edge off this. A growing equity culture both in terms of corporate financing and ownership is leading to a surge in new issues, a number of which have given the Portfolio access to very attractive cash flow businesses which have historically seen no reason to list. This is a very positive trend for small caps long term.

While we remained concerned over large cap equity valuations, small caps continue to sell at an attractive, unjustified discount. Corporate activity continues to benefit the Portfolio and, with no shortage of cash rich balance sheets and highly rated paper available, we see no reason why this should not continue.

Margaret Naylor
PORTFOLIO MANAGER

July 1998

--------------------------------------------------------------------------------
                                               International Small Cap Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1998
--------------------------------------------------------------------------------

INTERNATIONAL SMALL CAP PORTFOLIO
--------------------------------------------------------------------------------

                                                                         VALUE
     SHARES                                                              (000)
--------------------------------------------------------------------------------

COMMON STOCKS (89.2%)
  AUSTRALIA (5.8%)
         329,795    Ausdoc Group Ltd.................................  $     573
         623,503    Auspine Ltd......................................        872
       1,748,543    Australian Hospital Care Ltd.....................      1,268
    (a)1,057,866    Bains Harding Ltd................................        138
         361,560    BRL Hardy Ltd....................................      1,166
       1,840,431    Eltin Ltd........................................      1,495
    (a)7,333,100    E.R.G. Ltd.......................................      4,046
       1,041,000    Morgan & Banks Ltd...............................      2,149
       7,490,464    Parbury Ltd......................................      1,486
         537,000    Ramsay Health Care Ltd...........................        633
       1,290,614    Skilled Engineering Ltd..........................      1,048
    (a)1,990,900    Solution 6 Holdings Ltd..........................      1,233
    (a)4,288,300    Star City Holdings Ltd...........................      2,499
                                                                       ---------
                                                                          18,606
                                                                       ---------
  DENMARK (1.2%)
          72,400    Sydbank A/S......................................      4,036
                                                                       ---------
  FINLAND (6.7%)
          77,600    KCI Konecranes International.....................      3,935
          45,775    Kone Oyj, Class B................................      6,429
         318,300    Metsa Tissue Oyj.................................      3,443
         198,300    Rautaruukki Oyj..................................      1,519
         221,400    Tamro Oyj........................................      1,434
         231,040    The Rauma Group..................................      4,741
                                                                       ---------
                                                                          21,501
                                                                       ---------
  FRANCE (6.2%)
          18,060    Algeco...........................................      1,792
          12,048    Chargeurs........................................        995
          29,649    Dauphin O.T.A....................................      2,991
          75,523    De Dietrich et Compagnie.........................      4,983
          54,203    Europeene d'Extincteurs..........................      4,383
         102,500    Legris Industries................................      4,797
                                                                       ---------
                                                                          19,941
                                                                       ---------
  GERMANY (5.1%)
          75,850    Gerresheimer Glas AG.............................      1,140
       (a)56,000    Kamps AG.........................................      1,661
       (a)97,650    Marseille-Kliniken AG............................      1,413
          90,370    Moebel Walther AG................................      4,259
       (a)15,480    Philipp Holzmann AG..............................      3,708
          10,850    Plettac AG.......................................      1,516
           7,626    Sinn AG..........................................      1,395
       (a)33,300    Winkler & Duennebier AG..........................      1,478
                                                                       ---------
                                                                          16,570
                                                                       ---------
  HONG KONG (1.9%)
       2,221,000    Li & Fung Ltd....................................      3,583
       7,882,000    Vitasoy International Holdings Ltd...............      2,594
                                                                       ---------
                                                                           6,177
                                                                       ---------


                                                                         VALUE
     SHARES                                                              (000)
--------------------------------------------------------------------------------
  IRELAND (4.3%)
       2,289,527    Anglo Irish Bank Corp. plc (British Pound
                      Shares)........................................  $   6,154
         150,430    Clondalkin Group plc.............................      1,260
         931,914    Green Property plc...............................      6,506
                                                                       ---------
                                                                          13,920
                                                                       ---------
  ITALY (1.5%)
      (a)407,300    Buffetti S.p.A...................................      1,622
         459,000    Sogefi S.p.A.....................................      1,537
          74,000    Unicem S.p.A. (RNC)..............................        321
          19,000    Vincenzo Zucchi S.p.A............................        198
         207,050    Vincenzo Zucchi S.p.A. (NCS).....................      1,025
                                                                       ---------
                                                                           4,703
                                                                       ---------
  JAPAN (12.7%)
         260,800    Asatsu, Inc......................................      5,315
          64,400    Aiful Corp.......................................      3,145
         231,000    Foster Electric Co., Ltd.........................      1,216
         635,000    Hankyu Realty Co., Ltd...........................      2,799
         227,000    Hanshin Department Store Ltd.....................        688
         847,000    Japan Oil Transportation Co., Ltd................      1,955
         194,000    Kansei Corp......................................        826
         299,000    Kirin Beverage Corp..............................      5,619
         104,700    Maezawa Kasei Industries.........................      1,405
          95,000    Mirai Industry Co., Ltd..........................        798
         335,000    Nifco, Inc.......................................      2,658
         676,000    Nissan Fire & Insurance Co.......................      2,326
         106,000    Nissei Industries................................        765
         100,000    Rock Field Co., Ltd..............................      1,414
         111,000    Sotoh Co., Ltd...................................        760
         612,100    Toc Co...........................................      5,250
         239,000    Toyoda Gosei Co..................................        698
         424,000    Ushio, Inc.......................................      3,367
                                                                       ---------
                                                                          41,004
                                                                       ---------
  NETHERLANDS (8.7%)
          74,600    Ahrend Groep N.V.................................      2,436
         101,605    Apothekers Cooperatie OPG........................      3,423
          29,813    Atag Holding N.V.................................      1,934
      (a)110,100    Benckiser N.V., Class B..........................      6,774
         105,700    GTI Holding N.V..................................      3,795
          25,000    Internatio-Muller N.V............................        837
         208,200    Hollandsche Beton Groep N.V......................      4,342
          85,200    Nutreco Holding N.V..............................      2,983
          22,322    Samas Groep N.V..................................      1,570
                                                                       ---------
                                                                          28,094
                                                                       ---------
  NEW ZEALAND (0.8%)
         876,736    Fisher & Paykel Industries Ltd...................      2,232
         347,500    Fletcher Challenge Building......................        433
                                                                       ---------
                                                                           2,665
                                                                       ---------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
International Small Cap Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1998
--------------------------------------------------------------------------------

INTERNATIONAL SMALL CAP PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                         VALUE
     SHARES                                                              (000)
--------------------------------------------------------------------------------
  NORWAY (1.9%)
          73,850    Adelsten ASA, Class B............................  $     665
         151,450    Kverneland ASA...................................      3,952
    (a,d)228,020    Oceanor..........................................         --
          55,638    Sparebanken......................................      1,597
                                                                       ---------
                                                                           6,214
                                                                       ---------
  SINGAPORE (0.8%)
       1,352,000    GP Batteries International Ltd...................      2,465
                                                                       ---------
  SPAIN (1.8%)
          48,368    Bodegas y Bebidas................................      2,208
          80,678    Miquel y Costas & Miquel.........................      3,735
                                                                       ---------
                                                                           5,943
                                                                       ---------
  SWEDEN (2.4%)
           8,900    BT Industries AB.................................        180
         104,900    Haldex AB........................................      1,894
         140,150    Nobel Biocare AB.................................      2,091
          95,950    Scandic Hotels AB................................      3,488
                                                                       ---------
                                                                           7,653
                                                                       ---------
  SWITZERLAND (7.8%)
          (a)410    Bachem Feinchemikalien AG, Class B
                      (Registered)...................................        495
           1,739    Bobst AG (Bearer)................................      3,201
           2,734    Bucher Holdings AG (Bearer)......................      3,590
          11,112    Edipresse (Bearer)...............................      3,057
           2,750    LEM Holdings AG..................................        666
           6,340    PubliGroupe......................................      1,966
           5,416    SIG-Schweizerische Industrie-Gesellschaft Holding
                      AG (Registered)................................      4,413
          17,334    Valora Holding AG................................      4,575
           5,235    Zehnder Holding AG, Class B......................      3,107
                                                                       ---------
                                                                          25,070
                                                                       ---------
  UNITED KINGDOM (19.6%)
       1,528,400    Aegis Group plc..................................      2,476
         744,800    Bluebird Toys plc................................      1,424
         282,170    Capital Radio plc................................      3,349
         380,800    Corporate Services Group plc.....................      1,520
         582,040    Devro plc........................................      4,879
  (a,d)2,540,850    Donelon Tyson plc................................         --
       2,159,498    GEI International plc............................      3,715
       1,982,300    Industrial Control Services Group plc (Sub
                      Notes).........................................      1,390
         574,089    International Business Communications (Holdings)
                      plc............................................      4,765
       1,263,965    John Mowlem & Co. plc............................      3,061
 (a,d)33,795,100    Kendell plc......................................         --
         214,635    Le Riches Stores plc.............................      2,043
         676,800    Litho Supplies plc...............................      2,232


                                                                         VALUE
     SHARES                                                              (000)
--------------------------------------------------------------------------------
         115,835    Mallett plc......................................  $     198
       2,575,600    Matthews (Bernard) plc...........................      5,032
         635,500    Oriflame International...........................      4,723
  (a,d)2,659,393    Pentos plc.......................................         --
         501,600    Quadramatic plc..................................      1,642
         525,800    SGB Group plc....................................      1,936
         975,500    SIG plc..........................................      3,665
         414,100    Scholl plc.......................................      3,354
       1,509,500    The 600 Group plc................................      3,126
         715,200    Time Products plc................................      1,636
         568,760    UniChem plc......................................      4,963
         249,600    Waterman Partnership Holdings plc................        190
         372,400    Westminster Health Care Holdings plc.............      1,978
                                                                       ---------
                                                                          63,297
                                                                       ---------
TOTAL COMMON STOCKS (Cost $264,782)..................................    287,859
                                                                       ---------
PREFERRED STOCKS (4.1%)
  GERMANY (4.1%)
           8,155    Dyckerhoff AG....................................      3,247
          29,111    Hornbach Holding AG..............................      2,671
           7,862    STO AG-Vorzug....................................      2,947
       (a)10,965    Villeroy & Boch AG...............................      1,522
          15,043    Wuerttembergische Metallwarenfabrik AG...........      2,711
                                                                       ---------
TOTAL PREFERRED STOCKS (Cost $12,015)................................     13,098
                                                                       ---------
TOTAL FOREIGN SECURITIES (93.3%) (Cost $276,797).....................    300,957
                                                                       ---------

      FACE
     AMOUNT
     (000)
----------------

SHORT TERM INVESTMENT (9.8%)
  REPURCHASE AGREEMENT (9.8%)
$         31,758    Chase Securities, Inc. 5.40%, dated 6/30/98, due
                      7/01/98, to be repurchased at $31,763,
                      collateralized by U.S. Treasury Notes, 6.50%,
                      due 10/15/06, valued at $32,524 (Cost
                      $31,758).......................................     31,758
                                                                       ---------
FOREIGN CURRENCY (0.5%)
     AUD      43    Australian Dollar................................         27
     GBP     540    British Pound....................................        902
    FRF      174    French Franc.....................................         29
     DEM     245    German Mark......................................        136
   ITL     4,610    Italian Lira.....................................          2
   JPY    44,054    Japanese Yen.....................................        318
     NLG      11    Netherlands Guilder..............................          5
     NZD     132    New Zealand Dollar...............................         68
    ESP   13,667    Spanish Peseta...................................         89
     CHF      80    Swiss Franc......................................         53
                                                                       ---------
TOTAL FOREIGN CURRENCY (Cost $1,620).................................      1,629
                                                                       ---------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                               International Small Cap Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1998
--------------------------------------------------------------------------------

INTERNATIONAL SMALL CAP PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                 VALUE
                                                                 (000)
------------------------------------------------------------------------

TOTAL INVESTMENTS (103.6%) (Cost $310,175)....................  $334,344
                                                                --------
OTHER ASSETS (0.8%)
  Receivable for Portfolio Shares Sold............  $    1,480
  Dividends Receivable............................         519
  Foreign Withholding Tax Reclaim Receivable......         251
  Receivable for Investments Sold.................         107
  Net Unrealized Gain on Foreign Currency Exchange
    Contracts.....................................          45
  Interest Receivable.............................           9
  Other...........................................          21     2,432
                                                    ----------
LIABILITIES ( - 4.4%)
  Payable for Investments Purchased...............     (13,408)
  Investment Advisory Fees Payable................        (651)
  Custodian Fees Payable..........................         (63)
  Administrative Fees Payable.....................         (40)
  Directors' Fees & Expenses Payable..............         (15)
  Payable for Portfolio Shares Redeemed...........          (4)
  Other Liabilities...............................         (38)  (14,219)
                                                    ----------  --------
NET ASSETS (100%).............................................  $322,557
                                                                --------
                                                                --------

NET ASSETS CONSIST OF:
Paid in Capital...............................................  $285,692
Undistributed Net Investment Income...........................     1,704
Accumulated Net Realized Gain.................................    11,001
Unrealized Appreciation on Investments and Foreign Currency
  Translations................................................    24,160
                                                                --------
NET ASSETS....................................................  $322,557
                                                                --------
                                                                --------

NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 17,546,172 outstanding $0.001 par value Shares
  (authorized 1,000,000,000 shares)...........................    $18.38
                                                                --------
                                                                --------

------------------------------------------------------------
FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:
   Under the terms of foreign currency exchange contracts open at June 30, 1998, the Portfolio is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars as indicated below:

                                                                    NET
                                                                   UNREALIZED
 CURRENCY                              IN EXCHANGE                  GAIN
TO DELIVER     VALUE     SETTLEMENT        FOR         VALUE       (LOSS)
   (000)       (000)        DATE          (000)        (000)       (000)
-----------   --------   -----------   ------------   --------     ------
U.S.$    60   $     60      7/01/98    SEK      475   $     60      $ --
U.S.$   107        107      7/01/98    JPY   15,220        110         3
U.S.$   158        158      7/01/98    NOK    1,211        158        --
U.S.$   256        256      7/01/98    SGD      438        259         3
U.S.$   310        310      7/01/98    SEK    2,463        309        (1)
U.S.$   339        339      7/01/98    FRF    2,054        340         1
U.S.$   419        419      7/01/98    FIM    2,301        420         1
U.S.$   799        799      7/01/98    DEM    1,444        801         2
U.S.$ 1,296      1,296      7/01/98    NLG    2,642      1,299         3
U.S.$ 1,591      1,591      7/01/98    CHF    2,421      1,597         6
GBP   3,250      5,387     11/09/98    U.S.$  5,414      5,414        27
              --------                                --------     ------
              $ 10,722                                $ 10,767      $ 45
              --------
              --------                                --------     ------
                                                      --------     ------

------------------------------------------------------------

(a)   --  Non-income producing security
(d)   --  Security is valued at fair value -- see note A-1 to financial statements.
FIM   --  Finnish Markka
NCS   --  Non-Convertible Shares
NOK   --  Norwegian Krone
RNC   --  Non-Convertible Savings Shares
SEK   --  Swedish Krona

------------------------------------------------------------
            SUMMARY OF FOREIGN SECURITIES BY INDUSTRY CLASSIFICATION

                                           VALUE       PERCENT OF
INDUSTRY                                   (000)       NET ASSETS
-------------------------------------------------------------------
Building Products......................  $     433             0.1%
Capital Equipment......................     82,307            25.5
Capital Goods Construction.............      5,908             1.8
Consumer Goods.........................      4,233             1.3
Consumer Products -- Miscellaneous.....     72,975            22.6
Diversified Operations.................     11,511             3.6
Finance................................     31,813             9.9
Materials..............................     29,840             9.2
Technology.............................        180             0.1
Services...............................     61,757            19.2
                                         ---------             ---
                                         $ 300,957            93.3%
                                         ---------             ---
                                         ---------             ---

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
International Small Cap Portfolio

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        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
JAPANESE EQUITY PORTFOLIO

COMPOSITION OF NET ASSETS (AT JUNE 30, 1998)
---------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Appliances & Household Durables             7.2%
Automobiles                                 6.4%
Business & Public Services                  3.8%
Chemicals                                   4.8%
Construction & Housing                      2.5%
Data Processing & Reproduction              7.3%
Electrical & Electronics                   14.9%
Electrical Components--Misc.               10.5%
Financial Services                          2.0%
Health & Personal Care                      6.5%
Industrial Components                       1.5%
Insurance                                   0.7%
Machinery & Engineering                    14.7%
Merchandising                               1.1%
Metals--Non-Ferrous                         1.1%
Miscellaneous Materials & Components        1.5%
Real Estate                                 1.9%
Recreation, Other Consumer Goods            1.4%
Telecommunications                          2.6%
Textiles & Apparel                          1.0%
Other                                       6.6%

PERFORMANCE COMPARED TO MORGAN STANLEY
CAPITAL INTERNATIONAL (MSCI) JAPAN INDEX(1)
--------------------------------------

                                     TOTAL RETURNS(2)
                         ----------------------------------------
                                                  AVERAGE ANNUAL
                            YTD       ONE YEAR    SINCE INCEPTION
                         ----------  -----------  ---------------
PORTFOLIO -- CLASS A...       4.92%     - 22.80%       - 2.76%
PORTFOLIO -- CLASS B...       4.60      - 23.19        - 2.89
INDEX -- CLASS A.......     - 2.61      - 31.84        - 9.96
INDEX -- CLASS B.......     - 2.61      - 31.84       - 16.76

1. The MSCI Japan Index is an unmanaged index of common stocks (includes dividends).

2. Total returns for the Portfolio reflect expenses waived and reimbursed if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------------------------------------

THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

The investment objective of the Japanese Equity Portfolio is to seek long-term capital appreciation by investing primarily in equity securities of Japanese issuers. Equity securities are defined as common and preferred stocks, convertible securities and rights and warrants to purchase common stocks.

For the six months ended June 30, 1998, the Portfolio had a total return of 4.92% for the Class A shares and 4.60% for the Class B shares compared to
 - 2.61% for the Morgan Stanley Capital International (MSCI) Japan Index (the "Index"). For the one year ended June 30, 1998, the Portfolio had a total return of - 22.80% for the Class A shares and - 23.19% for the Class B shares compared to a total return of - 31.84% for the Index. From inception on April 25, 1994 to June 30, 1998, the average annual total return of Class A was
 - 2.76% compared to - 9.96% for the Index. From inception on January 2, 1996 to June 30, 1998, the average annual total return of Class B was - 2.89% compared to - 16.76% for the Index.

During the first half of 1998, economic conditions in Japan continued to deteriorate and both sentiment and the markets reflected a "sell Japan" attitude by investors.

In order to solve this weak economic condition, an economic package was announced in April with a 16 trillion yen stimulus program which contained a 12 trillion yen "mamizu" or real new spending. However, this package primarily involved public works programs similar to previous packages and observers were disappointed with the lack of new measures to meaningfully contribute to long term economic growth. At the same time, the sole currency intervention by the Bank of Japan of more than $10 billion did not have an impact on the rapidly weakening yen. Moreover, foreigners and the Japanese public became increasingly frustrated that the Japanese Government did not announce proposals for permanent tax cuts or specific measures to address the non-performing loan issues during the London G7 Summit in May.

In fact, Japan's gross domestic product for fiscal year 1997 resulted in 0.7% growth, the lowest in 23 years and all economic data and leading indicators confirmed the economy was only going from bad to worse. In particular, unemployment rose to 4.1%, the highest on record since 1953, the beginning of this statistic. The Japanese banks' non performing loans remained broadly debated without any clear solution plans. A metaphor for these compounding problems was perhaps the massive selling of shares in Long Term Credit Bank
(LTCB), one of Japan's largest and

--------------------------------------------------------------------------------
                                                       Japanese Equity Portfolio

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        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
JAPANESE EQUITY PORTFOLIO (CONT.)
most established banks. To many observers it meant the market itself requested LTCB to retreat from the financial business. Eventually LTCB announced a merger with Sumitomo Trust to stem a complete collapse in public confidence.

With these conditions mentioned above investors adopted a "sell Japan" attitude. For example, the yen weakened to 146 against the U.S. dollar and foreign investors in Japanese equities with currency losses became increasingly bearish. Meanwhile, both domestic individual investors and institutions chose a flight to quality into Japanese bonds and massive outflows to non-yen investments gained momentum. As a result the 10-year Japanese Global Bond yielded a transistor sized 1.1% and the equity market hovered near the lows set in 1992, 1995 and early 1998.

However, during late June some constructive measures began to emerge because fears of Japan's deflationary cycle spreading around the globe raised sharp criticism from the U.S., Asia and Europe. China and the rest of Asia officially complained of Japan's lack of action and President Clinton and Chinese officials declared that the yuan will not be devalued in an attempt to regain some confidence in the local markets. With this political agreement in June, the U.S. and Japan made a coordinated currency intervention defending the rapidly weakening yen. Authorities believed that this currency intervention would send a strong message to the markets that Japan would take necessary action to renew faith for the rapidly depreciating currency and ever stagnant economy. In a largely public gesture, U.S. Treasury vice secretary Summers visited Japan in order to strongly encourage Japan to resolve its financial problems. With the Upper House Elections looming on July 12 the Japanese Government finally proclaimed a new "Bridge Bank" for non-performing loans and hints of permanent corporate and individual tax cuts were voiced by the leading political party members. The result of these more favorable developments fueled some short covering and the equity market rebounded sharply during the last several days in June.

OUTLOOK

Importantly, while there are some encouraging signs of real change including the recent resounding defeat of the LDP, we remain cautious on the actual process by which these changes will be implemented. In our view the coordinated intervention between the U.S. and Japan was more a symbol for a pact between Japan and the U.S. that real measures to address Japan's ailing economy will immediately occur. Unsurprisingly, shortly after the currency intervention details of the "Total Plan," "Bridge Bank" and permanent tax cuts made daily headlines in the media. In reality the tax cuts and additional public works spending will mean a ballooning budget deficit and therefore will likely hit a political wall. We are also unclear how the "Bridge Bank" will actually work and whether such a program can be effectively managed at a time when Japan lacks strong political leadership. It is also evident to us that Japan's traditional political system will be tested in light of these government proclamations. In particular, the public will increasingly demand a clear explanation of the rising deficit spending to accommodate these initiatives at a time of economic weakness and government revenue short-falls. The weakness of the yen should be net positive for our core holdings in international blue chips but we have found no evidence to date that the exporters have used this opportunity to grow their exports for fear of renewed backlash from the U.S. and Europe. In other words, the weak yen is not yet exploited by the most productive sectors of the Japanese economy to spur gross domestic product growth.

Japan is in critical shape and public lack of satisfaction with the Government is actively becoming voiced as evidenced by July 12 election results. We believe authorities sense that unless meaningful and concrete steps are taken immediately, Japan will fall further into an abyss. We are cautiously optimistic that there are emerging signs of a spark at the end of a long dark tunnel. Our Portfolio, however, will continue to overweight defensive globally competitive blue chips with some earnings momentum and reasonable valuation. We believe it is prudent to limit holdings in domestic economically sensitive sectors until a meaningful and transparent process to invigorate the domestic economy becomes clearer and better articulated.

John R. Alkire
PORTFOLIO MANAGER

Kunihiko Sugio
PORTFOLIO MANAGER

July 1998

--------------------------------------------------------------------------------
Japanese Equity Portfolio

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        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1998
--------------------------------------------------------------------------------

JAPANESE EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                                                                      VALUE
   SHARES                                                             (000)
-----------------------------------------------------------------------------

COMMON STOCKS (93.4%)
  APPLIANCES & HOUSEHOLD DURABLES (7.2%)
      109,000    Matsushita Electric Industrial Co., Ltd..........  $   1,753
       47,400    Rinnai Corp......................................        718
       26,000    Sony Corp........................................      2,241
                                                                    ---------
                                                                        4,712
                                                                    ---------
  AUTOMOBILES (6.4%)
       10,000    Autobacs Seven Co., Ltd..........................        286
      413,000    Nissan Motor Co., Ltd............................      1,302
       90,000    Suzuki Motor Co., Ltd............................        818
       67,000    Toyota Motor Corp................................      1,735
                                                                    ---------
                                                                        4,141
                                                                    ---------
  BUSINESS & PUBLIC SERVICES (3.8%)
       91,000    Dai Nippon Printing Co., Ltd.....................      1,454
       58,000    Sangetsu Co., Ltd................................        749
       70,000    Shin-Etsu Polymer Co., Ltd.......................        283
                                                                    ---------
                                                                        2,486
                                                                    ---------
  CHEMICALS (4.8%)
      361,000    Daicel Chemical Industries Ltd...................        766
      194,000    Kaneka Corp......................................      1,022
      303,000    Mitsubishi Chemical Corp.........................        549
      148,000    Sekisui Chemical Co., Ltd........................        758
                                                                    ---------
                                                                        3,095
                                                                    ---------
  CONSTRUCTION & HOUSING (2.5%)
       90,000    Sekisui House Co., Ltd...........................        698
      274,000    Tsubakimoto Chain Co.............................        919
                                                                    ---------
                                                                        1,617
                                                                    ---------
  DATA PROCESSING & REPRODUCTION (7.3%)
       74,000    Canon, Inc.......................................      1,682
      285,000    Furukawa Electric Co., Ltd.......................        960
       70,000    Nissha Printing Co., Ltd.........................        429
      160,000    Ricoh Co., Ltd...................................      1,686
                                                                    ---------
                                                                        4,757
                                                                    ---------
  ELECTRICAL & ELECTRONICS (14.9%)
      247,000    Hitachi Ltd......................................      1,613
       60,000    Kyudenko Co., Ltd................................        393
      115,000    Mitsumi Electric Co., Ltd........................      2,033
      205,000    NEC Corp.........................................      1,912
       21,000    Nintendo Co., Ltd................................      1,947
      428,000    Toshiba Corp.....................................      1,751
                                                                    ---------
                                                                        9,649
                                                                    ---------
  ELECTRONIC COMPONENTS--MISC (10.5%)
      130,000    Casio Computer Co., Ltd..........................      1,209
       27,000    Kyocera Corp.....................................      1,321
       39,000    Murata Manufacturing Co., Ltd....................      1,266


                                                                      VALUE
   SHARES                                                             (000)
-----------------------------------------------------------------------------
       24,000    TDK Corp.........................................  $   1,775
       40,000    Tokyo Electron Ltd...............................      1,226
                                                                    ---------
                                                                        6,797
                                                                    ---------
  FINANCIAL SERVICES (2.0%)
       77,000    Hitachi Credit Corp..............................      1,297
                                                                    ---------
  HEALTH & PERSONAL CARE (6.5%)
       35,000    Ono Pharmaceutical Co., Ltd......................        838
       81,000    Sankyo Co., Ltd..................................      1,846
       73,000    Yamanouchi Pharmaceutical Co., Ltd...............      1,522
                                                                    ---------
                                                                        4,206
                                                                    ---------
  INDUSTRIAL COMPONENTS (1.5%)
      118,000    Fujitec Co., Ltd.................................        715
       30,000    Nifco, Inc.......................................        238
                                                                    ---------
                                                                          953
                                                                    ---------
  INSURANCE (0.7%)
       80,000    Sumitomo Marine & Fire
                   Insurance Co., Ltd.............................        448
                                                                    ---------
  MACHINERY & ENGINEERING (14.7%)
      178,000    Amada Co., Ltd...................................        867
      174,000    Daifuku Co., Ltd.................................        649
      148,000    Daikin Industries Ltd............................        954
       60,000    Fuji Machine Manufacturing Co., Ltd..............      1,593
       50,000    Fuji Photo Film Ltd..............................      1,742
      179,000    Fujitsu Ltd......................................      1,885
       73,000    Kurita Water Industries Ltd......................        864
      268,000    Mitsubishi Heavy Industries Ltd..................      1,013
                                                                    ---------
                                                                        9,567
                                                                    ---------
  MERCHANDISING (1.1%)
       19,000    FamilyMart Co., Ltd..............................        724
                                                                    ---------
  METALS-NON-FERROUS (1.1%)
      160,000    Sanwa Shutter Corp...............................        704
                                                                    ---------
  MISCELLANEOUS MATERIALS & COMPONENTS (1.5%)
       59,000    Lintec Corp......................................        515
      125,000    Nippon Pillar Packing............................        469
                                                                    ---------
                                                                          984
                                                                    ---------
  REAL ESTATE (1.9%)
      142,000    Mitsubishi Estate Co., Ltd.......................      1,250
                                                                    ---------
  RECREATION, OTHER CONSUMER GOODS (1.4%)
       95,000    Yamaha Corp......................................        925
                                                                    ---------
  TELECOMMUNICATIONS (2.6%)
          200    Nippon Telegraph & Telephone Corp................      1,659
                                                                    ---------
  TEXTILES & APPAREL (1.0%)
       24,600    Shimamura Co., Ltd...............................        665
                                                                    ---------
TOTAL COMMON STOCKS (Cost $74,816)................................     60,636
                                                                    ---------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                       Japanese Equity Portfolio

                                       73
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        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1998
--------------------------------------------------------------------------------

JAPANESE EQUITY PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

    FACE
   AMOUNT                                                             VALUE
    (000)                                                             (000)
-----------------------------------------------------------------------------

SHORT-TERM INVESTMENT (3.2%)
  REPURCHASE AGREEMENT (3.2%)
$       2,104    Chase Securities, Inc. 5.40%, dated 6/30/98, due
                   7/01/98, to be repurchased at $2,104
                   collateralized by U.S. Treasury Bonds, 6.625%,
                   due 2/15/27, valued at $2,158 (Cost $2,104)....  $   2,104
                                                                    ---------

TOTAL INVESTMENTS (96.6%) (Cost $76,920)...........................    62,740
                                                                     --------
OTHER ASSETS (4.7%)
  Receivable for Portfolio Shares Sold.................  $    2,816
  Interest Receivable..................................         243
  Dividends Receivable.................................           5
  Other................................................           3     3,067
                                                         ----------
LIABILITIES ( - 1.3%)
  Net Unrealized Loss on Foreign Currency Exchange
    Contracts..........................................        (397)
  Payable for Portfolio Shares Redeemed................        (204)
  Investment Advisory Fees Payable.....................        (112)
  Bank Overdraft Payable...............................         (59)
  Custodian Fees Payable...............................         (19)
  Directors' Fees & Expenses Payable...................         (11)
  Administrative Fees Payable..........................          (9)
  Distribution Fees Payable............................          (2)
  Other Liabilities....................................         (30)     (843)
                                                         ----------  --------
NET ASSETS (100%)..................................................  $ 64,964
                                                                     --------
                                                                     --------

NET ASSETS CONSIST OF:
Paid in Capital....................................................  $111,391
Undistributed Net Investment Income................................     2,159
Accumulated Net Realized Loss......................................   (34,008)
Unrealized Depreciation on Investments and Foreign Currency
  Translations.....................................................   (14,578)
                                                                     --------
NET ASSETS.........................................................  $ 64,964
                                                                     --------
                                                                     --------

                                                                      AMOUNT
                                                                      (000)
-----------------------------------------------------------------------------

CLASS A:
-------------------------------------------------------------------
NET ASSETS.........................................................   $63,378
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 10,248,048 outstanding $0.001 par value shares
  (authorized 500,000,000 shares)..................................     $6.18
                                                                     --------
                                                                     --------
CLASS B:
-------------------------------------------------------------------
NET ASSETS.........................................................    $1,586
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 258,277 outstanding $0.001 par value shares
  (authorized 500,000,000 shares)..................................     $6.14
                                                                     --------
                                                                     --------

------------------------------------------------------------
FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:
   Under the terms of foreign currency exchange contracts open at June 30, 1998, the Portfolio is obligated to deliver foreign currency in exchange for U.S. dollars as indicated below:

                                                                        NET
   CURRENCY                               IN EXCHANGE               UNREALIZED
  TO DELIVER      VALUE     SETTLEMENT        FOR         VALUE     GAIN (LOSS)
    (000)         (000)        DATE          (000)        (000)        (000)
--------------   --------   -----------   ------------   --------   -----------
JPY  4,303,750   $ 31,397      9/14/98    U.S.$ 31,000   $ 31,000   $     (397)
                 --------
                 --------                                --------        -----
                                                         --------        -----

------------------------------------------------------------

JPY   --  Japanese Yen

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Japanese Equity Portfolio

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        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
LATIN AMERICAN PORTFOLIO

COMPOSITION OF NET ASSETS (AT JUNE 30, 1998)
---------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Argentina        9.5%
Brazil          44.8%
Chile            6.9%
Colombia         0.7%
Mexico          33.3%
Other            4.8%

PERFORMANCE COMPARED TO MORGAN STANLEY
CAPITAL INTERNATIONAL (MSCI) EMERGING MARKETS
GLOBAL LATIN AMERICA INDEX(1)
-------------------------------------------

                                    TOTAL RETURNS(2)
                        ----------------------------------------
                                                 AVERAGE ANNUAL
                           YTD       ONE YEAR    SINCE INCEPTION
                        ----------  -----------  ---------------
PORTFOLIO -- CLASS
A.....................     -15.31%      -16.95%        15.13%
PORTFOLIO -- CLASS
B.....................     -15.37       -17.47         23.49
INDEX -- CLASS A......     -19.88       -24.92          5.00
INDEX -- CLASS B......     -19.88       -24.92          9.59

1. The MSCI Emerging Markets Global Latin America Index is a broad based market cap weighted composite index covering at least 60% of markets in Argentina, Brazil, Chile, Colombia, Peru, Mexico and Venezuela (includes dividends).

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------------------------------------

THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

The investment objective of the Latin American Portfolio is long-term capital appreciation through investment primarily in equity securities of Latin American issuers. The Portfolio may also invest in debt securities issued or guaranteed by a Latin American government or governmental entity.

For the six months ended June 30, 1998, the Portfolio had a total return of -15.31% for the Class A shares and -15.37% for the Class B shares compared to a total return of -19.88% for the Morgan Stanley Capital International (MSCI) Emerging Markets Global Latin America Index (the "Index"). For the one year ended June 30, 1998, the Portfolio had a total return of -16.95% for the Class A shares and -17.47% for the Class B shares compared to -24.92% for the Index. From inception on January 18, 1995 to June 30, 1998, the average annual total return of Class A was 15.13% compared to 5.00% for the Index. From inception on January 2, 1996 to June 30, 1998, the average annual total return of Class B was 23.49% compared to 9.59% for the Index.

The recent turmoil in the emerging markets has led to steep declines in all Latin markets. For the second quarter ended June 30, 1998, the Portfolio had a total return of -18.38% for the Class A shares and -18.39% for the Class B shares which compared favorably to the Index of -20.03% for the same period. The largest contributors to the Fund's outperformance relative to the benchmark were our underweight position in Venezuela (-40.2%) and strong stock selection, specifically in Brazil and Argentina.

The Latin region fell 20.0% during the quarter driven by returns in Venezuela (-40.2%), Brazil (-22.0%), and Chile (-21.7%). Peru was the best performing Latin market, falling 4.7%. Rounding out the region, Argentina fell 17.6%, Colombia declined 9.4%, and Mexico dropped 16.9%. Declining commodity prices (particularly oil and copper) and political noise surrounding upcoming presidential elections (Brazil and Venezuela) have negatively affected these markets.

Weak fiscal fundamentals coupled with an increase in political uncertainty has led to Brazil's continued descent. Particularly because this is an election year, we lack confidence that the government will strengthen its fiscal position. Political jitters were apparent in early June when President Cardoso's opposition (left-wing party candidate Lula) began to

--------------------------------------------------------------------------------
                                                        Latin American Portfolio

                                       75
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--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
LATIN AMERICAN PORTFOLIO (CONT.)
gain popularity. President Cardoso's drop in the polls largely reflected social malaise resulting from the mishandling of the drought and famine conditions in the Northeast, fires in the Amazon forest, growing unemployment and unfortunate statements regarding the working ethics of those who are eligible to retire. During the second quarter, we trimmed our Brazilian holdings, bringing us to a more modest overweight position (+5%). While Brazil offers attractive value and growth opportunities on a stock level, we are cautious with respect to its widening fiscal deficit and vulnerable currency. We continue to focus on the telecom sector given its strong operating earnings growth and privatization potential.

The Mexican equities market faltered due to declining oil prices and a reduction in capital inflows. Over the past 12 months, the average oil export price for Mexico has declined nearly 40%. While the oil shock has contributed to a wider trade deficit, the shock has been particularly detrimental for fiscal performance as oil represents 32% of Mexico's total revenues. Because of attractive valuations introduced during the quarter in selected stocks, we increased our exposure from a market-neutral posture to a modest overweight position. In spite of the oil price squeeze, we expect gross domestic product growth to remain healthy fueled by strong consumer demand. Thus, our focus is on the consumer-related industries, such as beverages and retailers.

Argentina was dragged down in sympathy with the region and concern about a widening trade deficit. We increased our Argentine exposure to a modest underweight position. We are encouraged by Argentina's strong economic activity, low inflation, increasing international reserves, and improving fiscal deficit. In Argentina, we are focusing on the telecom companies which offer strong operating earnings growth.

The Chilean market's decline was driven by high domestic interest rates, commodity price deflation, and weak demand from Asia for copper, forestry products, and fishmeal. Interest rates have been continually raised by the central bank since the beginning of 1998 in an effort to defend the Chilean peso and narrow the country's trade deficit. The high interest rates have hindered stock market returns, as local investors prefer to tap the fixed-income market and foreign investors remain sidelined awaiting signs of a rate cut.

In the other markets, while the Colombia stock market greeted President-elect Pastrana's June 21 win with optimism, lending rates averaging 15%, the highest levels in 13 years, dampened investor sentiment. In April, we exited both the Peruvian and Venezuelan markets. In Peru, deteriorating external accounts and slow growth have hindered the market. In Venezuela, higher interest rates, a tense political environment, and overvalued currency concerns led to our decision to eliminate our exposure to the market.

We are optimistic that capital flows will return to this region as Latin America offers the best fundamentals of all the emerging markets. Latin America sells at 10 times 1999 estimated earnings on forecast U.S. dollar earnings per share growth of 15%.

Robert L. Meyer
PORTFOLIO MANAGER

Andy B. Skov
PORTFOLIO MANAGER

July 1998

--------------------------------------------------------------------------------
Latin American Portfolio

                                       76
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        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1998
--------------------------------------------------------------------------------

LATIN AMERICAN PORTFOLIO
--------------------------------------------------------------------------------

                                                                          VALUE
     SHARES                                                               (000)
---------------------------------------------------------------------------------

COMMON STOCKS (95.2%)
  ARGENTINA (9.5%)
           90,725    Telecom Argentina ADR............................  $   2,705
           76,469    Telefonica Argentina ADR.........................      2,480
           19,990    YPF ADR..........................................        601
                                                                        ---------
                                                                            5,786
                                                                        ---------
  BRAZIL (44.8%)
  (a,d)11,847,000    Banco Nacional (Preferred).......................          1
       79,086,701    CEMIG (Preferred)................................      2,462
         (e)1,275    CEMIG ADR (Preferred)............................         40
           45,773    CEMIG ADR (Preferred)............................      1,417
 (a)1,721,628,000    CERJ.............................................        848
        1,340,000    Cimento ITAU (Preferred).........................        238
      152,018,900    Copel, Class B ADR (Preferred)...................      1,420
        1,863,830    Coteminas........................................        508
        (e)27,025    Coteminas ADR....................................        368
        6,710,485    CRT (Preferred)..................................      7,317
           13,530    CVRD (Preferred).................................        269
           36,990    CVRD ADR (Preferred).............................        782
        (a)34,986    CVRD, Class B (Preferred)........................         --
        2,588,000    Encorpar (Preferred).............................          6
    (a)32,801,000    Gerasul..........................................         45
       49,146,328    Gerdau (Preferred)...............................        680
            5,000    Globex Utilidades (Preferred)....................         43
       (a)458,900    Iven (Preferred).................................        230
    (a)10,009,300    Lojas Arapua (Preferred).........................          6
      (a,e)13,460    Lojas Arapua GDR.................................          7
    (a)15,852,000    Lojas Renner (Preferred).........................        466
        (e)29,855    Petrobras ADR....................................        557
            2,540    Petrobras ADR (Preferred)........................         47
        (e)80,099    Rossi GDR........................................        400
          101,175    Rossi GDR (Reg S)................................        506
        9,608,400    Telebras (Preferred).............................      1,045
           48,399    Telebras ADR (Preferred).........................      5,285
    (a)10,670,000    Telerj Celular, Class B (Preferred)..............        635
     (a)8,692,000    Telesp Celular, Class B (Preferred)..............        721
           32,094    Unibanco ADR (Preferred).........................        947
                                                                        ---------
                                                                           27,296
                                                                        ---------
  CHILE (6.9%)
            3,840    Banco Edwards ADR................................         54
            7,375    Banco Santander ADR..............................         95
            7,080    Banco Santiago ADR...............................        119
           26,765    CCU ADR..........................................        565
           50,352    Chilectra ADR....................................      1,070
           14,000    CTC ADR..........................................        284
           18,660    D&S ADR..........................................        280
           48,734    Endesa ADR.......................................        694
           17,360    Enersis ADR......................................        424
         (a)7,700    Gener ADR........................................        141
           25,270    Quinenco ADR.....................................        227
           22,703    Santa Isabel ADR.................................        250
                                                                        ---------
                                                                            4,203
                                                                        ---------


                                                                          VALUE
     SHARES                                                               (000)
---------------------------------------------------------------------------------

  COLOMBIA (0.7%)
           48,803    Bavaria..........................................  $     285
           89,155    Valores Bavaria..................................        153
                                                                        ---------
                                                                              438
                                                                        ---------
  MEXICO (33.3%)
       (a)382,039    Banacci, Class B.................................        744
        (a)78,246    Banacci, Class L.................................        126
        2,047,178    Bancomer, Class B................................        763
       (a)149,990    Bimbo, Class A...................................        297
           66,920    Carso, Class A1..................................        275
          388,098    Cemex CPO........................................      1,455
           34,620    Cemex CPO ADR....................................        260
           87,950    Cemex, Class B...................................        388
           59,169    Cemex, Class B ADR...............................        522
          210,336    Cifra, Class C...................................        292
          233,445    Cifra, Class V...................................        347
            1,250    Cifra, Class V ADR...............................         19
        (a)52,440    Femsa ADR........................................      1,652
        (a)93,008    Femsa O..........................................      2,897
        (a)40,730    Grupo Modelo, Class C............................        342
          419,141    Kimberly-Clark, Class A..........................      1,480
          336,090    Soriana, Class B.................................        964
        (a)72,909    Televisa CPO ADR.................................      2,743
           92,648    Telmex, Class L ADR..............................      4,453
           19,748    TV Azteca ADR....................................        214
                                                                        ---------
                                                                           20,233
                                                                        ---------
TOTAL COMMON STOCKS (Cost $67,333)....................................     57,956
                                                                        ---------
PREFERRED STOCK (0.0%)
  COLOMBIA (0.0%)
              263    Bancolombia (Cost $1)............................         --
                                                                        ---------

     NO. OF
     RIGHTS
-----------------

RIGHTS (0.0%)
  CHILE (0.0%)
         (a,d)885    CTC..............................................         --
                                                                        ---------
  MEXICO (0.0%)
            (a)27    Cemex............................................         --
            (a)31    Cemex CPO........................................         --
                                                                        ---------
TOTAL RIGHTS (Cost $0)................................................         --
                                                                        ---------
TOTAL FOREIGN SECURITIES (95.2%) (Cost $67,334).......................     57,956
                                                                        ---------

      FACE
     AMOUNT
      (000)
-----------------

SHORT-TERM INVESTMENT (4.0%)
  REPURCHASE AGREEMENT (4.0%)
$           2,433    Chase Securities, Inc. 5.40%, dated 6/30/98, due
                       7/01/98, to be repurchased at $2,433
                       collateralized by U.S. Treasury Bonds, 11.25%,
                       due 2/15/15, valued at $2,491 (Cost $2,433)....      2,433
                                                                        ---------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                        Latin American Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1998
--------------------------------------------------------------------------------

LATIN AMERICAN PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

     AMOUNT                                                               VALUE
      (000)                                                               (000)
--------------------------------------------------------------------------------

FOREIGN CURRENCY (1.1%)
ARP           291    Argentine Peso...................................  $    291
BRL           193    Brazilian Real...................................       167
COP         5,566    Colombian Peso...................................         4
MXP         1,879    Mexican Peso.....................................       209
PSS             5    Peruvian New Sol.................................         2
VEB         8,195    Venezuelan Bolivar...............................        15
                                                                        --------
TOTAL FOREIGN CURRENCY (Cost $689)....................................       688
                                                                        --------

TOTAL INVESTMENTS (100.3%) (Cost $70,456).............................    61,077
                                                                        --------
OTHER ASSETS (0.7%)
  Cash....................................................  $        1
  Receivable for Investments Sold.........................         244
  Dividends Receivable....................................         197
  Receivable for Portfolio Shares Sold....................          20       462
                                                            ----------
LIABILITIES ( - 1.0%)
  Payable for Portfolio Shares Redeemed...................        (304)
  Investment Advisory Fees Payable........................        (216)
  Custodian Fees Payable..................................         (63)
  Administrative Fees Payable.............................          (8)
  Distribution Fee Payable................................          (5)
  Directors' Fees & Expenses Payable......................          (4)
  Payable for Foreign Taxes Payable.......................          (4)
  Sub-Administrative Fees Payable.........................          (4)
  Other Liabilities.......................................         (26)     (634)
                                                            ----------  --------
NET ASSETS (100%).....................................................  $ 60,905
                                                                        --------
                                                                        --------

NET ASSETS CONSIST OF:
Paid in Capital...............................................
                                                                $ 71,848
Undistributed Net Investment Income...........................
                                                                     654
Accumulated Net Realized Loss.................................
                                                                  (2,213)
Unrealized Depreciation on Investments and Foreign Currency
  Translations (Net of accrual for foreign tax of $4 on
  unrealized appreciation on investments).....................
                                                                  (9,384)
                                                                --------
NET ASSETS....................................................
                                                                $ 60,905
                                                                --------
                                                                --------

                                                            AMOUNT
                                                            (000)
-------------------------------------------------------------------

CLASS A:
--------------------------------------------------------------
NET ASSETS....................................................   $53,518
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 5,791,146 outstanding $0.001 par value shares
  (authorized 500,000,000 shares).............................     $9.24
                                                                --------
                                                                --------

CLASS B:
--------------------------------------------------------------
NET ASSETS....................................................    $7,387
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 807,829 outstanding $0.001 par value shares
  (authorized 500,000,000 shares).............................     $9.14
                                                                --------
                                                                --------

------------------------------------------------------------
FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:
   Under the terms of foreign currency exchange contracts open at June 30, 1998, the Portfolio is obligated to deliver foreign currency in exchange for U.S. dollars as indicated below:

                                                               NET
 CURRENCY                           IN EXCHANGE            UNREALIZED
TO DELIVER   VALUE    SETTLEMENT        FOR       VALUE    GAIN (LOSS)
  (000)      (000)       DATE          (000)      (000)       (000)
----------   ------   -----------   -----------   ------   -----------
MXP  1,117   $ 124       7/01/98    U.S.$   124   $ 124    $       --
             ------
             ------                               ------          ---
                                                  ------          ---

------------------------------------------------------------

(a)   --  Non-income producing security
(d)   --  Security valued at fair value--see note A-1 to financial statements.
(e)   --  144A Security--certain conditions for public sale may exist.
ADR   --  American Depositary Receipt
CPO   --  Certificate of Participation
GDR   --  Global Depositary Receipt

------------------------------------------------------------
            SUMMARY OF FOREIGN SECURITIES BY INDUSTRY CLASSIFICATION

                                          VALUE       PERCENT OF
INDUSTRY                                  (000)       NET ASSETS
------------------------------------------------------------------
Consumer Goods.........................  $  8,834            14.5%
Energy.................................     9,766            16.0
Finance................................     3,755             6.2
Materials..............................     4,593             7.6
Multi-Industry.........................       732             1.2
Services...............................    30,276            49.7
                                         --------             ---
                                         $ 57,956            95.2%
                                         --------             ---
                                         --------             ---

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Latin American Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
AGGRESSIVE EQUITY PORTFOLIO

COMPOSITION OF NET ASSETS (AT JUNE 30, 1998)
---------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Basic Materials           2.5%
Capital Goods            19.1%
Consumer Cyclicals        8.2%
Consumer Staples         15.2%
Financial                27.1%
Technology                6.1%
Transportation           18.6%
Other                     3.2%

PERFORMANCE COMPARED TO THE LIPPER CAPITAL
APPRECIATION INDEX AND THE S&P 500 INDEX(1)
----------------------------------------

                                                TOTAL RETURNS(2)
                                     --------------------------------------
                                                                 AVERAGE
                                                               ANNUAL SINCE
                                        YTD        ONE YEAR     INCEPTION
                                     ----------  ------------  ------------
PORTFOLIO -- CLASS A...............      13.25%       32.71%        39.36%
PORTFOLIO -- CLASS B...............      13.23        32.34         34.73
LIPPER CAP. APPRECIATION
  INDEX -- CLASS A.................      14.69        24.90         23.33
S&P 500 INDEX -- CLASS A...........      17.71        30.17         32.06
LIPPER CAP. APPRECIATION
  INDEX -- CLASS B.................      14.69        24.90         20.04
S&P 500 INDEX -- CLASS B...........      17.71        30.17         29.79

1. The Lipper Capital Appreciation Index is a composite of mutual funds managed for maximum capital gains. The S&P 500 Index is an unmanaged index of common stocks.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------------------------------------

THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The Aggressive Equity Portfolio seeks capital appreciation through a concentrated, non-diversified portfolio of corporate equity and equity-linked securities. Short sales and options can be used to enhance performance.

For the six months ended June 30, 1998, the Portfolio had a total return of 13.25% for the Class A shares and 13.23% for the Class B shares compared to a total return of 14.69% for the Lipper Capital Appreciation Index and 17.71% for the S&P 500 Index. For the one year ended June 30, 1998, the Portfolio had a total return of 32.71% for the Class A shares and 32.34% for the Class B shares compared to 24.90% for the Lipper Capital Appreciation Index and 30.17% for the S&P 500 Index. From inception on March 8, 1995 through June 30, 1998, the average annual total return of Class A was 39.36% compared to 23.33% for the Lipper Capital Appreciation Index and 32.06% for the S&P 500 Index. From inception on January 2, 1996 through June 30, 1998, the average annual total return of Class B was 34.73% compared to 20.04% for the Lipper Capital Appreciation Index and 29.79% for the S&P 500 Index.

The Portfolio tends to hold between 30 and 40 issues (we held 38 securities at June 30) and we have the ability to invest up to 25% in a single security when our conviction is very strong. At quarter end our largest position was Continental Airlines, which represented 18.6% of the Portfolio's net assets, and the ten largest holdings accounted for approximately 62% of the net assets.

After strong performance in the first quarter the Portfolio had a disappointing second quarter. For the three months ended June 30, 1998 the Portfolio had a total return of -4.18% for the Class A shares and -4.25% for the Class B shares compared to 1.69% for the Lipper Capital Appreciation Index and 3.30% for the S&P 500 Index. Among our best performing issues in the second quarter were Clear Channel and General Motors (contributing approximately 1.3% and 1.1%, to total return, respectively,) but these gains were not enough to offset the weakness we experienced when Cendant, a top ten holding, fell precipitously on its mid-April announcement of "accounting irregularities."

--------------------------------------------------------------------------------
                                                     Aggressive Equity Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
AGGRESSIVE EQUITY PORTFOLIO (CONT.)

Our top ten holdings at June 30 were as follows:

                                             % OF
                                          NET ASSETS
                                        ---------------
Continental Airlines                             19%
Clear Channel Communications                     10
Loews Corp.                                       9
United Technologies                               6
General Re Corp.                                  4
Citicorp                                          3
American Express                                  3
Litton Industries                                 3
Microsoft                                         3
Allstate                                          2
                                                 --
                                                 62%
                                                 --
                                                 --

The 62% weighting in our top ten positions is much more concentrated than most U.S. equity portfolios, but is fairly typical for this fund. Since inception in March 1995, the top ten holdings have tended to account for between 50-75% of net assets. Our belief is that heavy concentration may lead to greater than average volatility but not necessarily greater than average risk. To us, risk is synonymous with lack of knowledge, which our strategy of "seeking the information edge" seeks to avoid. We may be wrong, as we were with Cendant this quarter, but we cannot be faulted for not knowing our companies. Over the longer term, we believe the ability to concentrate in issues where we have extremely strong conviction should lead to strong performance. This has certainly been the case since the inception of the Portfolio, which has outperformed the S&P 500 Index (as shown on the preceding page) at a time when the vast majority of U.S. equity funds have underperformed. Looking forward, we see ample opportunities for capital appreciation in individual stocks and we highlight a few of our largest holdings below.

CONTINENTAL AIRLINES

Our biggest position, Continental Airlines, seems exciting for several reasons. At $61, the stock trades at only ten times consensus earnings expectations for 1998. Such a low valuation in today's market (according to Factset consensus for the S&P 500 price/ earnings ratio (price/earnings) is 25.9) implies that investors are wary about the company's ability to grow off the 1998 base. Our research indicates that growth should be strong. We believe that consensus earnings per share (EPS) expectations of $5.75 for 1998 and $5.95 for 1999 are too conservative. Continental should earn at least $6.20 and $7.00 in 1998 and 1999, respectively. Like other airlines, Continental has recently begun to deploy free cash flow into share repurchases. This is very accretive to EPS and should enhance value over time. In addition to using strong cash flow from operations, we anticipate that the company will monetize its stake in Amadeus, an international reservation system, over the next 6-12 months. This should create cash proceeds of $300 million or more, in exchange for an asset with no earnings. Management has committed publicly to using all of those proceeds for share repurchase. At or near current prices, this would eliminate 6% of total shares outstanding.

In essence, we think investors are overstating the risks for the airline industry (higher oil prices, economic recession) and underappreciating the positive structural changes that have and will continue to benefit airlines. Pricing should remain strong and capacity growth is restrained. Code-share alliances enhance growth prospects without use of capital, and costs, in general, are coming down. One powerful example of the latter is travel agent commissions, which have dropped and should drop further. Deleveraging has led to lower sustainable interest costs. And upgrading fleets will reduce oil from 15% to 10% of total costs over the next few years. Because its hubs (Houston, Cleveland, Newark) are more underutilized than most, Continental has greater capacity growth than most of the larger cap airlines -- 10% this year, 8-10% next year and 5%+ in 2000. All things being equal, this should enhance valuation. We believe a conservative 12-month price target would be $84, up 40% and implying a price/earnings multiple of 12 times. But a 15 price/earnings and therefore a $105 stock price cannot be ruled out.

CLEAR CHANNEL COMMUNICATIONS

Clear Channel Communications, has been a strong performer year to date and in 1997, and we continue to be excited about its prospects. Following the recent acquisition by the company of More Group of the United Kingdom, Clear Channel has become the largest "out of home" advertising media company in the world. Extremely well managed, Clear Channel has been a leader in consolidating the radio and TV station business in the United States, and more recently the billboard industry. Radio and billboard share some very positive characteristics: extremely low

--------------------------------------------------------------------------------
Aggressive Equity Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
AGGRESSIVE EQUITY PORTFOLIO (CONT.)
capital reinvestment, high profit margins, and the probability of secular growth through market share gains against traditional television advertising.

Clear Channel was just starting to buy radio stations outside the United States (New Zealand, Czech Republic, Mexico), but the More acquisition catapults the company into the global arena. More is the world's largest player in outdoor furniture advertising (ads on buses, city benches, telephone booths, etc.). More's presence in overseas markets will allow Clear Channel to further consolidate outdoor furniture, as well as accelerating its international growth in billboards and radio. Consensus expectations for Clear Channel call for cash EPS of $3.15 this year and $3.80 next year. We believe the numbers will be more like $3.25 and $4.25, with dynamic growth projected off the 1999 base. At $110, Clear Channel stock is not cheap, at 33.8 times projected 1998 cash earnings. But growth is rapid and sustainable. We believe a reasonable one-year target would be 30 times 1999 cash earnings, or $128.

LOEWS

We bought Loews aggressively in May and June, as the stock was quite weak but we believed business fundamentals were intact. Loews, the Tisch family holding company, is a very unusual stock. It is a holding company with a strong track record of investments by management but investors are placing an incredibly low valuation on the stock -- less than nine times projected 1998 operating profits and less than one times projected year-end book value.

Why such a low valuation? We think there are three primary reasons. First, Loews owns Lorillard, the cigarette manufacturer. Second, the company holds a large and widely publicized S&P 500 put position. The total put investment may exceed $1 billion. This investment was first made in the summer of 1997 and thus is significantly unprofitable so far. Third, the company is, from time to time, an aggressive buyer of its shares but for over a year it has not repurchased any stock.

From where we stand today, however, we see a lot of reasons to be enthusiastic. First, Loews is a book value growth machine. Managed by the Tisch family, which controls about one-third of the company's 115 million shares, Loews is strictly about maximizing shareholder value over time. For an investment holding company, this will equate to maximizing book value over the long term. Over the past 12 years, Loews book value per share has compounded at a 15% annual rate. Its stock price though, has grown at less than half that rate. Even assuming a slowdown to 10% annual growth, the book value will exceed $100 by the end of next year. In addition, Loews stock should act as a hedge if the United States market finally cracks. Admittedly, we do not expect Loews to be the best stock in the Portfolio if the bull market continues unabated; Nor do we have a view that the market is going down. But we would note that the Tischs have been very right before, and sometimes early. For example, in the early 1990's, Loews put together the largest offshore drilling company in the world by buying rigs at below scrap value. Today, Loews owns 70 million shares of Diamond Offshore, valued at about $40 per share, with a cost to Loews of well less than $1 per share. We think Loews stock will go up with or without a market decline. But in the case of a significant market decline, Loews stock would, in our view, be one of the very best stocks on a relative basis.

Finally, Loews is compelling based on sum of the parts valuation, and share repurchases will eventually return. The company owns large stakes in two publicly traded stocks -- CNA Financial and Diamond Offshore. Taking into account these positions plus conservative estimates of 100%-owned assets, Loews stock is the cheapest it has been in years. CNA per Loews share is about $63, while Diamond Offshore per Loews share equates to about $24. Net cash per share is about $20, while the company's hotel business is conservatively valued at $8 per share or more. Hence, even valuing Lorillard at zero gets you to $115, 32% above the current price. But if we put a six price/ earnings on Lorillard (a discount to publicly traded cigarette stocks), the value would be about $21 per Loews share. While management is obviously bearish and wants to conserve cash, at some point we expect the company to repurchase its stock aggressively. This would be very accretive to book value per share growth, EPS and net asset value per share.

MICROSOFT

For the first time in years, a technology stock has made it into our top ten. Typically, we shy away from large investments in technology because it is so hard to stay ahead of the information curve. We have held Microsoft for some time, but added to it in April and May on the sell-off related to the Department of Justice suit. Our view was that the threat of government action was being exaggerated by investors. While

--------------------------------------------------------------------------------
                                                     Aggressive Equity Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
AGGRESSIVE EQUITY PORTFOLIO (CONT.)
the stock has surged to new highs recently and it is not at all cheap statistically, Microsoft offers a powerful combination of growth, extremely high margins and low risk of competitive threats.

GENERAL REINSURANCE

We bought General Reinsurance aggressively in late June, following the announcement that Berkshire Hathaway was acquiring the company in a 100% stock deal. We have owned Berkshire Hathaway over the past several years but sold it recently on price. It is a unique way to invest alongside the world's greatest investor, but the stock, which has more than doubled over the past 12 months, had become very expensive. The General Reinsurance acquisition, though, changes the Berkshire story dramatically and makes it much more compelling. The following factors lead us to this conclusion. By using Berkshire stock as currency, Warren Buffett is, in effect, monetizing the phenomenal stock price appreciation achieved in recent years (the stock is up five-fold over the past five years). He is purchasing General Reinsurance at about 22 times earnings using a currency valued at more than twice that. Hence, the transaction is very accretive to EPS and book value per share. We also believe this acquisition will change the way Berkshire is classified -- from holding company to financial services giant. Following the deal, Berkshire will own 100% of Geico, General Reinsurance and National Indemnity. Since buying the rest of Geico a few years ago, Berkshire has used its tremendous capital base, reputation and ability not to maximize reported profits to drive big market share gains in auto insurance. We expect similar results in reinsurance. Besides being able to leverage its strengths to help General Reinsurance grow, Buffett will now dramatically increase his "float," or capital generated by insurance premiums, which he can invest. We think there is a strong chance that Berkshire will be added to the S&P 500 Index following the deal. General Reinsurance is in the index and Berkshire's market capitalization after the deal will approximate $120 billion. This will force institutional investors to consider owning the stock.

Our twelfth largest holding at quarter end was Cendant, a stock which has been much in the news since the company's announcement in mid-April of "accounting irregularities" in the company's CUC division. (Cendant resulted from the merger of CUC and HFS last December.) The stock dropped precipitously (about 46%), falling as low as $17. Although the final audit report is not yet available our initial reaction was that the market overreacted by taking the stock down so far so fast. (At prices in the teens the market had effectively wiped out most of the value of the CUC business.) We believe the core franchise and membership business models of the company remain intact but feel there is more uncertainty now. We await the final audit report with about a 2% position in the stock, having reduced our exposure substantially.

As we begin the second half of the year the Portfolio is very much a combination of classic or familiar growth names such as Microsoft, less familiar or traditional growth opportunities such as Continental Airlines and Loews, and stocks which fall somewhere in between (Clear Channel is a clean, "classic" growth story but not necessarily a familiar or household name yet). We build the portfolio stock by stock and do not have a preconceived notion as to sector or thematic weights in the Portfolio; these would tend to be residuals in our stock selection process. That said, we have been getting many questions about our view of Asia and the effect the turmoil there may have on United States companies, in general, or the Portfolio, in particular. Our thesis is that, ultimately, the weakness in Asia will prove to be more a positive than a negative for U.S.-based global franchise companies, many of which we own. Examples in the Portfolio currently include Citicorp/Travelers, United Technologies, Microsoft and even Clear Channel. These companies have established a growing presence and/or brand recognition in Asia and may well be in a position to garner more market share in the wake of the local economic disarray in many of the Asian markets.

Kurt A. Feuerman
PORTFOLIO MANAGER

July 1998

--------------------------------------------------------------------------------
Aggressive Equity Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1998
--------------------------------------------------------------------------------

AGGRESSIVE EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                                                                    VALUE
  SHARES                                                            (000)
---------------------------------------------------------------------------

COMMON STOCKS (96.8%)
  BASIC MATERIALS (2.5%)
     CHEMICALS (1.5%)
     48,800    E.I. DuPont de Nemours & Co. ....................  $   3,642
                                                                  ---------
     CHEMICALS (DIVERSIFIED) (1.0%)
     43,300    Monsanto Co. ....................................      2,419
                                                                  ---------
  TOTAL BASIC MATERIALS.........................................      6,061
                                                                  ---------
  CAPITAL GOODS (19.1%)
     AEROSPACE/DEFENSE (5.9%)
    101,200    Cordant Technologies, Inc. ......................      4,668
  (a)80,700    Gulfstream Aerospace Corp. ......................      3,753
     58,100    Northrop Grumman Corp. ..........................      5,992
                                                                  ---------
                                                                     14,413
                                                                  ---------
     ELECTRICAL EQUIPMENT (0.0%)
   (a)4,600    Celestica, Inc. .................................         86
                                                                  ---------
     MACHINERY (DIVERSIFIED) (1.9%)
     96,600    Case Corp. ......................................      4,661
                                                                  ---------
     MANUFACTURING (DIVERSIFIED) (7.1%)
     52,700    Tyco International Ltd. .........................      3,320
    153,300    United Technologies Corp. .......................     14,180
                                                                  ---------
                                                                     17,500
                                                                  ---------
     OFFICE EQUIPMENT & SUPPLIES (4.2%)
 (a)181,000    Knoll, Inc. .....................................      5,339
     40,800    Pitney Bowes, Inc. ..............................      1,964
     30,600    Xerox Corp. .....................................      3,110
                                                                  ---------
                                                                     10,413
                                                                  ---------
  TOTAL CAPITAL GOODS...........................................     47,073
                                                                  ---------
  CONSUMER CYCLICALS (8.2%)
     AUTOMOBILES (2.1%)
     78,700    General Motors Corp. ............................      5,258
                                                                  ---------
     GAMING, LOTTERY & PARIMUTUEL COMPANIES (0.4%)
     41,500    International Game Technology ...................      1,006
                                                                  ---------
     LODGING HOTELS (0.6%)
     54,700    Hilton Hotels Corp. .............................      1,559
                                                                  ---------
     PUBLISHING (NEWSPAPERS) (1.0%)
     28,400    Pulitzer Publishing Co. .........................      2,535
                                                                  ---------
     RETAIL (SPECIALTY) (0.5%)
  (a)37,400    Staples, Inc. ...................................      1,082
                                                                  ---------
     SERVICES (COMMERCIAL & CONSUMER) (3.6%)
 (a)285,461    Cendant Corp. ...................................      5,959
 (a)626,100    Nielsen Media Research ..........................      2,896
                                                                  ---------
                                                                      8,855
                                                                  ---------
  TOTAL CONSUMER CYCLICALS......................................     20,295
                                                                  ---------
  CONSUMER STAPLES (15.2%)
     BEVERAGES (NON-ALCOHOLIC) (1.5%)
     91,100    Coca Cola Enterprises, Inc. .....................      3,576
                                                                  ---------


                                                                    VALUE
  SHARES                                                            (000)
---------------------------------------------------------------------------
     BROADCASTING (TV, RADIO, CABLE) (9.8%)
 (a)221,400    Clear Channel Communications, Inc. ..............  $  24,160
                                                                  ---------
     ENTERTAINMENT (1.4%)
  (a)77,600    SFX Entertainment, Inc. .........................      3,560
                                                                  ---------
     FOODS (2.5%)
     22,900    Quaker Oats Co. .................................      1,258
     23,900    Ralston-Ralston Purina Group ....................      2,792
     20,200    Wrigley (William) Jr. Co. .......................      1,980
                                                                  ---------
                                                                      6,030
                                                                  ---------
  TOTAL CONSUMER STAPLES........................................     37,326
                                                                  ---------
  FINANCIAL (27.1%)
     BANKS (MAJOR REGIONAL) (0.8%)
      5,200    Wells Fargo & Co. ...............................      1,919
                                                                  ---------
     BANKS (MONEY CENTER) (5.4%)
     34,700    BankAmerica Corp. ...............................      2,999
     57,000    Citicorp ........................................      8,507
     14,500    Morgan (J.P.) & Co., Inc. .......................      1,698
                                                                  ---------
                                                                     13,204
                                                                  ---------
     FINANCIAL (DIVERSIFIED) (3.4%)
     72,900    American Express Co. ............................      8,311
                                                                  ---------
     INSURANCE (LIFE & HEALTH) (1.1%)
  (a)50,400    Reinsurance Group of America, Inc. ..............      2,586
                                                                  ---------
     INSURANCE (MULTI-LINE) (9.1%)
    258,300    Loews Corp. .....................................     22,504
                                                                  ---------
     INSURANCE (PROPERTY-CASUALTY) (6.4%)
     66,100    Allstate Corp. ..................................      6,052
     38,000    General Re Corp. ................................      9,633
                                                                  ---------
                                                                     15,685
                                                                  ---------
     INVESTMENT BANKING & BROKERAGE (0.9%)
     24,300    Merrill Lynch & Co. .............................      2,242
                                                                  ---------
  TOTAL FINANCIAL...............................................     66,451
                                                                  ---------
  TECHNOLOGY (6.1%)
     COMPUTERS (SOFTWARE & SERVICES) (3.0%)
  (a)68,900    Microsoft Corp. .................................      7,467
                                                                  ---------
     ELECTRONICS (DEFENSE) (3.1%)
 (a)127,300    Litton Industries, Inc. .........................      7,511
                                                                  ---------
  TOTAL TECHNOLOGY..............................................     14,978
                                                                  ---------
  TRANSPORTATION (18.6%)
     AIRLINES (18.6%)
 (a)753,400    Continental Airlines, Inc., Class B .............     45,863
                                                                  ---------
  TOTAL COMMON STOCKS (Cost $230,921)...........................    238,047
                                                                  ---------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                     Aggressive Equity Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1998
--------------------------------------------------------------------------------

AGGRESSIVE EQUITY PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

   FACE
  AMOUNT                                                            VALUE
   (000)                                                            (000)
---------------------------------------------------------------------------

SHORT TERM INVESTMENT (5.1%)
     REPURCHASE AGREEMENT (5.1%)
$    12,639    Chase Securities, Inc. 5.40%, dated 6/30/98, due
                 7/01/98, to be repurchased at $12,641,
                 collateralized by
                 U.S. Treasury Notes, 5.625%,
                 due 2/15/06, valued at $12,926 (Cost
                 $12,639).......................................  $  12,639
                                                                  ---------

TOTAL INVESTMENTS (101.9%) (Cost $243,560).......................   250,686
                                                                   --------
OTHER ASSETS (0.5%)
  Receivable for Investments Sold....................  $    1,175
  Dividends Receivable...............................         105
  Receivable for Portfolio Shares Sold...............          28
  Interest Receivable................................           2
  Other..............................................           1     1,311
                                                       ----------
LIABILITIES ( - 2.4%)
  Payable for Investments Purchased..................      (4,361)
  Payable for Portfolio Shares Redeemed..............      (1,015)
  Investment Advisory Fees Payable...................        (468)
  Administrative Fees Payable........................         (30)
  Distribution Fee Payable...........................         (14)
  Custodian Fees Payable.............................          (8)
  Directors' Fees & Expenses Payable.................          (7)
  Bank Overdraft Payable.............................          (2)
  Other Liabilities..................................         (20)   (5,925)
                                                       ----------  --------
NET ASSETS (100%)................................................  $246,072
                                                                   --------
                                                                   --------


                                                                    AMOUNT
                                                                    (000)
---------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Paid in Capital..................................................  $204,640
Undistributed Net Investment Income..............................       143
Accumulated Net Realized Gain....................................    34,163
Unrealized Appreciation on Investments...........................     7,126
                                                                   --------
NET ASSETS.......................................................  $246,072
                                                                   --------
                                                                   --------

CLASS A
-----------------------------------------------------------------
NET ASSETS.......................................................  $223,039
NET ASSETS VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 12,478,457 outstanding $0.001 par value shares
  (authorized 500,000,000 shares)................................    $17.87
                                                                   --------
                                                                   --------
CLASS B
-----------------------------------------------------------------
NET ASSETS.......................................................   $23,033
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 1,293,962 outstanding $0.001 par value shares
  (authorized 500,000,000 shares)................................    $17.80
                                                                   --------
                                                                   --------

------------------------------------------------------------

(a)   --  Non-income producing security

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Aggressive Equity Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
EMERGING GROWTH PORTFOLIO

COMPOSITION OF NET ASSETS (AT JUNE 30, 1998)
---------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Auto & Transportation         4.1%
Consumer Discretionary       29.4%
Consumer Staples              4.2%
Financial Services           24.0%
Health Care                   1.5%
Materials & Processing        1.7%
Multi-Sector Companies        1.6%
Producer Durables            12.5%
Technology                   12.0%
Utilities                     8.0%
Other                         1.0%

PERFORMANCE COMPARED TO THE NASDAQ
COMPOSITE INDEX(1)
-----------------------------------

                                               TOTAL RETURNS(2)
                               -------------------------------------------------
                                                         AVERAGE      AVERAGE
                                                       ANNUAL FIVE  ANNUAL SINCE
                                  YTD       ONE YEAR      YEARS      INCEPTION
                               ----------  ----------  -----------  ------------
PORTFOLIO -- CLASS A.........      19.30%      31.87%       15.24%       13.45%
PORTFOLIO -- CLASS B.........      19.14       31.61          N/A        13.50
INDEX -- CLASS A.............      20.66       31.39        21.90        17.89
INDEX -- CLASS B.............      20.66       31.39          N/A        26.31

1. The NASDAQ Composite Index is an unmanaged index of common stocks.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------------------------------------

THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The Emerging Growth Portfolio invests primarily in growth-oriented equity securities of small-to-medium sized domestic corporations and, to a limited extent, foreign corporations. Such companies generally have gross revenues ranging from $10 million to $750 million.

For the six months ended June 30, 1998, the Portfolio had a total return of 19.30% for the Class A shares and 19.14% for the Class B shares compared to a total return of 20.66% for the NASDAQ Composite Index (the "Index"). For the one year ended June 30, 1998, the Portfolio had a total return of 31.87% for the Class A shares and 31.61% for the Class B shares, compared to 31.39% for the Index. For the five-year period ended June 30, 1998, the average annual total return of Class A was 15.24% compared to 21.90% for the Index. From inception on November 1, 1989 through June 30, 1998, the average annual total return of Class A was 13.45% compared to 17.89% for the Index. From inception on January 2, 1996 through June 30, 1998, the average annual total return of Class B was 13.50% compared to 26.31% for the Index.

Over the first six months we have shifted the Portfolio's focus from healthcare and technology towards consumer discretionary (especially publishing and broadcasting), and financial services.

We also reduced the number of issues in the Portfolio to about 60 as of June 30, 1998. This has enabled us to take larger positions in our best ideas, while remaining diversified through our "farm team," or names which represent less than a 50 basis point position. We continue to feel that by taking larger positions we are best able to leverage our research efforts.

Our largest position at quarter end was Knoll, which represented 6% of net assets. Knoll designs, manufactures and develops office furniture products and accessories, focusing on the middle to high end of the contract furniture market. We continue to be excited about the company's revenue growth, as well as significant de-leveraging which should help earnings per share grow at a faster rate than sales.

We have a 5.3% of net assets position in Reinsurance Group of America, a company which engages primarily in life reinsurance. (Reinsurance is an arrangement under which an insurance company can cede part of its underwriting risk to a reinsurer.) This service allows primary insurers to increase their

--------------------------------------------------------------------------------
                                                       Emerging Growth Portfolio

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        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
EMERGING GROWTH PORTFOLIO (CONT.)
volume of business and stabilize results. We have opportunistically traded into the class "A" or non-voting shares, which trade at a significant discount to the common, but continue to own the common shares due to liquidity issues.

We also see opportunity in two recent spin-offs, Nielson Media (4.3% of net assets) and RH Donnelley (1.9% of net assets). Both are small cap companies being spun off by large cap parents, which, coupled with sales by index funds, has created a good deal of selling pressure on the stocks. This has caused these stocks to trade at levels which we feel do not reflect their positive underlying fundamentals.

Nielson Media is the leading source of television audience measurement services in North America. It services the major networks as well as many cable stations. RH Donnelley is the largest independent marketer of yellow pages in the United States. The company sold over $1 billion of advertising in 1997 and is the leader in all of its major markets. (Donnelley, which has been in operation since 1886, is also a leading provider of pre-press publishing services for yellow pages directory). Over the last three years the company has had advertising renewal rates in excess of 90%.

At quarter end the Portfolio held 57 positions and 1.2% in cash. The top ten holdings accounted for 41.2% of net assets.

Kurt A. Feuerman
PORTFOLIO MANAGER

Daniel R. Lascano
PORTFOLIO MANAGER

July 1998

--------------------------------------------------------------------------------
Emerging Growth Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1998
--------------------------------------------------------------------------------

EMERGING GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                                                     VALUE
   SHARES                                                            (000)
----------------------------------------------------------------------------

COMMON STOCKS (99.0%)
  AUTO & TRANSPORTATION (4.1%)
     AIR TRANSPORT (3.6%)
    (a)19,200    America West Holdings Corp., Class B.............  $    548
    (a)34,000    Continental Airlines, Inc., Class B .............     2,070
                                                                    --------
                                                                       2,618
                                                                    --------
     AUTO TRUCKS & PARTS (0.5%)
    (a)13,900    Keystone Automotive Industries, Inc. ............       320
                                                                    --------
  TOTAL AUTO & TRANSPORTATION.....................................     2,938
                                                                    --------
  CONSUMER DISCRETIONARY (29.4%)
     ADVERTISING AGENCIES (1.6%)
    (a)41,400    ADVO, Inc. ......................................     1,167
                                                                    --------
     ENTERTAINMENT (3.2%)
    (a)44,900    Marquee Group, Inc. .............................       267
    (a)43,900    SFX Entertainment, Inc. .........................     2,014
                                                                    --------
                                                                       2,281
                                                                    --------
     HOTEL/MOTEL (1.1%)
       23,100    Four Seasons Hotels, Inc. .......................       814
                                                                    --------
     HOUSEHOLD FURNISHINGS (1.4%)
    (a)35,000    Furniture Brands International, Inc. ............       982
                                                                    --------
     PUBLISHING: MISCELLANEOUS (1.9%)
      443,600    R.H. Donnelley Corp. ............................     1,359
                                                                    --------
     PUBLISHING: NEWSPAPERS (6.6%)
       54,100    Harte-Hanks Communications, Inc. ................     1,396
       37,800    Pulitzer Publishing Co. .........................     3,374
                                                                    --------
                                                                       4,770
                                                                    --------
     RADIO & TV BROADCASTERS (1.9%)
     (a)8,000    Clear Channel Communications, Inc. ..............       873
    (a)12,100    Metro Networks, Inc. ............................       520
                                                                    --------
                                                                       1,393
                                                                    --------
     RESTAURANTS (3.2%)
    (a)36,200    Brinker International, Inc. .....................       697
    (a)17,800    Dave & Busters, Inc. ............................       443
    (a)51,150    Sonic Corp. .....................................     1,138
                                                                    --------
                                                                       2,278
                                                                    --------
     RETAIL (1.9%)
    (a)26,300    Ames Department Stores, Inc. ....................       692
    (a)10,950    Dollar Tree Stores, Inc. ........................       443
     (a)7,200    Guitar Center, Inc. .............................       217
                                                                    --------
                                                                       1,352
                                                                    --------
     SERVICES: COMMERCIAL (6.0%)
    (a)17,300    MPW Industrial Services Group, Inc. .............       227
      677,300    Nielsen Media Research ..........................     3,133
    (a)48,300    Steven Myers & Associates, Inc. .................       936
                                                                    --------
                                                                       4,296
                                                                    --------


                                                                     VALUE
   SHARES                                                            (000)
----------------------------------------------------------------------------
     WHOLESALERS (0.6%)
    (a)27,900    Tristar Aerospace Co. ...........................  $    432
                                                                    --------
  TOTAL CONSUMER DISCRETIONARY....................................    21,124
                                                                    --------
  CONSUMER STAPLES (4.2%)
     FOODS (4.2%)
        9,153    Tootsie Roll Industries, Inc. ...................       702
    (a)66,700    U.S. Foodservice, Inc. ..........................     2,339
                                                                    --------
  TOTAL CONSUMER STAPLES..........................................     3,041
                                                                    --------
  FINANCIAL SERVICES (24.0%)
     DIVERSIFIED FINANCIAL SERVICES (1.3%)
       25,101    Mutual Risk Management Ltd. .....................       915
                                                                    --------
     FINANCIAL DATA PROCESSING SERVICES & SYSTEMS (1.0%)
    (a)17,800    SunGard Data Systems, Inc. ......................       683
                                                                    --------
     FINANCIAL MISCELLANEOUS (6.3%)
       44,100    CMAC Investment Corp. ...........................     2,712
   (a)169,400    Indigo Aviation AB ADR ..........................     1,842
                                                                    --------
                                                                       4,554
                                                                    --------
     INSURANCE: MULTI-LINE (5.2%)
    (a)27,400    Reinsurance Group of America, Inc. ..............     1,620
    (a)41,700    Reinsurance Group of America, Inc.
                   (Non-Voting)...................................     2,140
                                                                    --------
                                                                       3,760
                                                                    --------
     INSURANCE: PROPERTY & CASUALTY (5.3%)
       16,800    Mercury General Corp. ...........................     1,083
       48,100    Orion Capital Corp. .............................     2,688
                                                                    --------
                                                                       3,771
                                                                    --------
     INVESTMENT MANAGEMENT COMPANIES (4.9%)
       15,600    Conning Corp. ...................................       303
       72,800    PIMCO Advisors Holdings L.P. ....................     2,484
       31,500    Waddell & Reed Financial, Inc., Class A .........       754
                                                                    --------
                                                                       3,541
                                                                    --------
  TOTAL FINANCIAL SERVICES........................................    17,224
                                                                    --------
  HEALTH CARE (1.5%)
     DRUGS & PHARMACEUTICALS (1.1%)
    (a)21,600    Medicis Pharmaceutical, Class A .................       783
                                                                    --------
     HEALTH CARE FACILITIES (0.4%)
    (a)18,700    Paragon Health Network, Inc. ....................       302
                                                                    --------
  TOTAL HEALTH CARE...............................................     1,085
                                                                    --------
  MATERIALS & PROCESSING (1.7%)
     BUILDING MATERIALS (1.1%)
       16,600    Martin Marietta Materials, Inc. .................       747
                                                                    --------
     BUILDING: CEMENT (0.6%)
        6,500    Southdown, Inc. .................................       464
                                                                    --------
  TOTAL MATERIALS & PROCESSING....................................     1,211
                                                                    --------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                       Emerging Growth Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1998
--------------------------------------------------------------------------------

EMERGING GROWTH PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                     VALUE
   SHARES                                                            (000)
----------------------------------------------------------------------------
  OTHER (1.6%)
     MULTI-SECTOR COMPANIES (1.6%)
    (a)37,400    Primark Corp. ...................................  $  1,171
                                                                    --------
  PRODUCER DURABLES (12.5%)
     AEROSPACE (3.8%)
       50,200    Cordant Technologies, Inc. ......................     2,315
    (a)29,300    Howmet International, Inc. ......................       440
                                                                    --------
                                                                       2,755
                                                                    --------
     OFFICE FURNITURE & BUSINESS EQUIPMENT (8.7%)
   (a)147,900    Knoll, Inc. .....................................     4,363
       71,200    Steelcase, Inc. .................................     1,851
                                                                    --------
                                                                       6,214
                                                                    --------
  TOTAL PRODUCER DURABLES.........................................     8,969
                                                                    --------
  TECHNOLOGY (12.0%)
     COMMUNICATIONS TECHNOLOGY (2.8%)
    (a)52,500    American Tower Corp., Class A ...................     1,309
     (a)9,900    Tellabs, Inc. ...................................       708
                                                                    --------
                                                                       2,017
                                                                    --------
     COMPUTER SERVICES SOFTWARE & SYSTEMS (2.0%)
    (a)10,800    Compuware Corp. .................................       551
    (a)17,500    Peoplesoft, Inc. ................................       821
     (a)1,518    Structural Dynamics Research Corp. ..............        35
                                                                    --------
                                                                       1,407
                                                                    --------
     COMPUTER TECHNOLOGY (2.7%)
    (a)43,000    Ingram Micro, Inc., Class A .....................     1,903
                                                                    --------
     ELECTRONICS (1.5%)
    (a)24,800    Sanmina Corp. ...................................     1,071
                                                                    --------
     ELECTRONICS: SEMI-CONDUCTORS/COMPONENTS (3.0%)
       24,000    Linear Technology Corp. .........................     1,446
    (a)20,800    Xilinx, Inc. ....................................       707
                                                                    --------
                                                                       2,153
                                                                    --------
  TOTAL TECHNOLOGY................................................     8,551
                                                                    --------
  UTILITIES (8.0%)
     UTILITIES: ELECTRICAL (1.7%)
       35,000    Montana Power Co. ...............................     1,216
                                                                    --------
     UTILITIES: TELECOMMUNICATIONS (6.3%)
    (a)62,100    Associated Group, Inc., Class B .................     2,422
    (a)24,800    Cellular Communications International, Inc. .....     1,237
       31,100    COMSAT Corp. ....................................       881
                                                                    --------
                                                                       4,540
                                                                    --------
  TOTAL UTILITIES.................................................     5,756
                                                                    --------
TOTAL COMMON STOCKS (Cost $66,647)................................    71,070
                                                                    --------

    FACE
   AMOUNT                                                            VALUE
    (000)                                                            (000)
----------------------------------------------------------------------------

SHORT-TERM INVESTMENT (6.2%)
  REPURCHASE AGREEMENT (6.2%)
$       4,424    Chase Securities, Inc. 5.40%, dated 6/30/98, due
                   7/01/98, to be repurchased at $4,425,
                   collateralized by U.S. Treasury Bonds, 11.25%,
                   due 2/15/15, valued at $4,521 (Cost $4,424)....  $  4,424
                                                                    --------


TOTAL INVESTMENTS (105.2%) (Cost $71,071)..........................    75,494
                                                                     --------
OTHER ASSETS (1.5%)
  Cash.................................................  $       70
  Receivable for Investments Sold......................         889
  Dividends Receivable.................................          65
  Interest Receivable..................................           1
  Other................................................           7     1,032
                                                         ----------
LIABILITIES ( - 6.7%)
  Payable for Investments Purchased....................      (4,535)
  Investment Advisory Fees Payable.....................        (161)
  Payable for Portfolio Shares Redeemed................         (22)
  Administrative Fees Payable..........................         (10)
  Custodian Fees Payable...............................          (7)
  Directors' Fees & Expenses Payable...................          (6)
  Distribution Fee Payable.............................          (1)
  Other Liabilities....................................         (17)   (4,759)
                                                         ----------  --------
NET ASSETS (100%)..................................................  $ 71,767
                                                                     --------
                                                                     --------

NET ASSETS CONSIST OF:
Paid in Capital....................................................  $ 52,927
Undistributed Net Investment Income................................       775
Accumulated Net Realized Gain......................................    13,642
Unrealized Appreciation on Investments.............................     4,423
                                                                     --------
NET ASSETS.........................................................  $ 71,767
                                                                     --------
                                                                     --------

CLASS A:
-------------------------------------------------------------------
NET ASSETS.........................................................   $70,339
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 7,635,173 outstanding $0.001 par value shares
  (authorized 500,000,000 shares)..................................     $9.21
                                                                     --------
                                                                     --------

CLASS B:
-------------------------------------------------------------------
NET ASSETS.........................................................    $1,428
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 157,125 outstanding $0.001 par value shares
  (authorized 500,000,000 shares)..................................     $9.09
                                                                     --------
                                                                     --------

------------------------------------------------------------

(a)   --  Non-income producing security
ADR   --  American Depositary Receipt

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Emerging Growth Portfolio

                                       88
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        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
EQUITY GROWTH PORTFOLIO

COMPOSITION OF NET ASSETS (AT JUNE 30, 1998)
---------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Basic Materials               2.0%
Capital Goods                18.1%
Communication Services        2.4%
Consumer Cyclicals           11.2%
Consumer Staples             15.1%
Energy                        0.9%
Financial                    26.1%
Health Care                   1.9%
Technology                   11.2%
Transportation                8.8%
Other                         2.3%

PERFORMANCE COMPARED TO THE S&P 500 INDEX(1)
-----------------------------------------

                                               TOTAL RETURNS(2)
                               -------------------------------------------------
                                                         AVERAGE      AVERAGE
                                                         ANNUAL        ANNUAL
                                                          FIVE         SINCE
                                  YTD       ONE YEAR      YEARS      INCEPTION
                               ----------  ----------  -----------  ------------
PORTFOLIO -- CLASS A.........      15.65%      33.53%       26.12%       20.04%
PORTFOLIO -- CLASS B.........      15.49       33.22          N/A        31.16
INDEX -- CLASS A.............      17.71       30.17        23.08        19.13
INDEX -- CLASS B.............      17.71       30.17          N/A        29.79

1. The S&P 500 Index is an unmanaged index of common stocks.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------------------------------------

THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The Equity Growth Portfolio employs a growth-oriented investment strategy seeking long-term capital appreciation. The Portfolio seeks to accomplish its objective by investing primarily in equities of medium and large capitalization companies exhibiting strong earnings growth.

For the six months ended June 30, 1998, the Portfolio had a total return of 15.65% for the Class A shares and 15.49% for the Class B shares compared to a total return of 17.71% for the S&P 500 Index (the "Index"). For the one year ended June 30, 1998, the Portfolio had a total return of 33.53% for Class A shares and 33.22% for Class B shares compared to a total return of 30.17% for the Index. For the five-year period ended June 30, 1998, the average annual total return of Class A was 26.12% compared to 23.08% for the Index. From inception on April 2, 1991 through June 30, 1998 the average annual total return of Class A was 20.04% compared to 19.13% for the Index. From inception on January 2, 1996 through June 30, 1998 the average annual total return of Class B was 31.16% compared to 29.79% for the Index.

The Portfolio tends to hold between 75 and 100 issues (we held 81 securities at June 30) and we have the ability to invest up to 10% in a single security when our conviction is very strong. At quarter end our largest position was Continental Airlines, which represented 8.8% of the Portfolio's net assets, and the ten largest holdings accounted for 40% of the net assets.

After a strong first quarter, the portfolio had a disappointing second quarter. For the three months ended June 30, 1998 the Portfolio had a total return of -0.96% for the Class A shares and -0.96% for the Class B shares compared to 3.30% for the S&P 500 Index and 2.85% for the Lipper Growth Index. While some of our large positions performed very well in the second quarter (notably Clear Channel and General Motors which added approximately 0.71% and 0.51% to total return, respectively), these gains were not enough to offset the weakness we experienced when Cendant, a top ten holding, fell precipitously on its mid-April announcement of "accounting irregularities" in the company's CUC division. Cendant resulted from the merger of CUC and HFS last December. The stock plummeted about 46%, falling as low as $17.

--------------------------------------------------------------------------------
                                                         Equity Growth Portfolio

                                       89
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        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
EQUITY GROWTH PORTFOLIO (CONT.)

The audit report was released in July. We were surprised by the severity of the market reaction since, in our judgement, the bad news was out. We believe the core franchise and membership business models of the company remain intact. We believe the recent announcement cleans the slate--the accounting issues have been quantified and mangement is developing a plan to move forward. At this writing, Cendant represents less than a 2% holding.

The Portfolio is very much a mix of what we call "classic" or familiar growth issues such as Microsoft, less familiar or traditional growth stocks such as Continental Airlines and Loews, and stocks which fall somewhere in between (Clear Channel is a clean, "classic" growth story but not necessarily a familiar or household name yet). Another important characteristic of our style is what we call "opportunistic concentration" which refers to our ability, when we have very high conviction in a stock, to take as much as a 10% weighting in the issue. Our belief is that concentration may lead to greater than average volatility but not necessarily greater than average risk. To us, risk is synonymous with lack of knowledge, which our strategy of "seeking the information edge" seeks to avoid. We may be wrong, as we were with Cendant this quarter, but we cannot be faulted for not knowing our companies. Over the longer term, we think the ability to concentrate in issues where we have extremely high conviction should lead to strong performance. We believe this ability to concentrate has been one of the primary contributors to our strong performance over the past several years. We feel this is a good proxy for other growth managers.

Although there is much discussion today about lofty valuation levels and the risk that weakness in Asia poses for the U.S. equity market, as we look forward, we see ample opportunities for capital appreciation in individual stocks. The fact that we have no dearth of new, exciting growth ideas for the Portfolio is the primary reason that we remain constructive on the prospects for the market, in general. At June 30, one of our largest positions was Continental Airlines, which seems exciting for several reasons. At $61, the stock trades at only ten times consensus earnings expectations for 1998. Such a low valuation in today's market implies that investors are wary about the company's ability to grow off the 1998 base. We believe that consensus earnings per share expectations of $5.75 for 1998 and $5.95 for 1999 are too conservative and believe Continental can earn at least $6.20 and $7.00 in 1998 and 1999, respectively. Like other airlines, Continental has recently begun to deploy free cash flow into share repurchases. This is very accretive to EPS and should enhance value over time. In addition to using strong cash flow from operations, we anticipate that the company will monetize its stake in Amadeus, an international reservation system, over the next 6-12 months. This should create cash proceeds of $300 million or more, in exchange for an asset with no earnings. Management has committed publicly to using all of those proceeds for share repurchase. At or near current prices, this would eliminate 6% of total shares outstanding.

In essence, we think investors are overstating the risks for the airline industry (higher oil prices, economic recession) and underappreciating the positive structural changes that have and should continue to benefit airlines. Pricing should remain strong and capacity growth is restrained. Code-share alliances enhance growth prospects without use of capital, and costs, in general, are coming down. Travel agent commissions have dropped and should drop further, deleveraging has led to lower sustainable interest costs, and upgrading fleets will reduce oil from 15% to 10% of total costs over the next few years. Because its hubs (Houston, Cleveland, Newark) are more underutilized than most, Continental has greater capacity growth than many of the larger cap airlines -- 10% this year, 8-10% next year and 5%+ in 2000. All things being equal, this should enhance valuation.

We also continue to like Clear Channel Communications, which has been a strong performer year-to-date and in 1997. Following the company's recent acquisition of More Group in the United Kingdom, Clear Channel has become the largest "out of home" advertising media company in the world. Extremely well managed, Clear Channel has been a leader in consolidating the radio and TV station business in the United States, and, more recently, the billboard industry. Radio and billboard share some very positive characteristics: extremely low capital reinvestment, high profit margins, and the probability of secular growth through market share gains against traditional television advertising. Clear Channel was just starting to buy radio stations outside the United States (New Zealand, Czech Republic, Mexico), but the More acquisition catapults the company into the global arena. More is the world's largest player in outdoor

--------------------------------------------------------------------------------
Equity Growth Portfolio

                                       90
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        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
EQUITY GROWTH PORTFOLIO (CONT.)
furniture advertising (ads on buses, city benches, telephone booths, etc.). More's presence in overseas markets will allow Clear Channel to consolidate outdoor furniture advertising further, as well as accelerating its international growth in billboards and radio. Consensus expectations for Clear Channel call for cash earnings per share of $3.15 this year and $3.80 next year. We estimate the numbers will be more like $3.25 and $4.25, with dynamic growth projected off the 1999 base.

Loews is clearly one of our "less traditional" growth stock holdings. Although the stock was weak in May and June we continue to believe business fundamentals are intact. Loews, the Tisch family holding company, has a strong track record of investments by management but investors are placing an incredibly low valuation on the stock -- less than nine times projected 1998 operating profits and less than one times projected year-end book value. We think there are three primary reasons the stock commands such a low valuation. First, Loews owns Lorillard, the cigarette manufacturer. Second, the company holds a large and widely publicized S&P 500 put position. The total put investment may exceed $1 billion. This investment was first made in the summer of 1997 and thus is significantly unprofitable so far. Third, the company is, from time to time, an aggressive buyer of its shares but for over a year it has not repurchased any stock. We see a lot of reasons to be enthusiastic, however. First, Loews is a book value growth machine. Over the past 12 years, Loews book value per share has compounded at a 15% annual rate. Its stock price though, has grown at less than half that rate. Even assuming a slowdown to 10% annual growth, the book value will exceed $100 by the end of next year. Loews is also compelling based on sum of the parts valuation, and share repurchases will eventually return. The company owns large stakes in two publicly traded stocks -- CNA Financial and Diamond Offshore. Adding the value of these positions to conservative estimates of the company's 100%-owned assets, Loews stock is the cheapest it has been in years. CNA per Loews share is about $63, while the value of Diamond Offshore per Loews share equates to about $24. Net cash per share is about $20, while the company's hotel business is conservatively valued at $8 per share or more. Hence, even valuing Lorillard at zero gets you to $115, 32% above the current price. But if we put a six price/earnings on Lorillard (a discount to publicly traded cigarette stocks), the value would be about $21 per Loews share. While management is obviously bearish and wants to conserve cash, at some point we expect the company to repurchase its stock aggressively. This would be very accretive to book value per share growth, EPS and net asset value per share. Finally, we view the stock as an excellent hedge should the U.S. market finally crack. We believe, particularly in the case of a significant market decline, that Loews would be one of the very best performing stocks on a relative basis.

The final stock we highlight is a true "classic" growth stock and one of the few technology issues we own. Typically, we avoid large investments in technology issues because it is so hard to stay ahead of the information curve. We have made an exception with Microsoft. The stock sold off in April and May related to the Department of Justice suit. Our view is that the threat of government action was exaggerated by investors. While the stock has surged to new highs recently and it is not at all cheap statistically, we believe Microsoft offers a powerful combination of growth, extremely high margins and low risk of competitive threats.

Kurt Feuerman
PORTFOLIO MANAGER

Margaret K. Johnson
PORTFOLIO MANAGER

July 1998

--------------------------------------------------------------------------------
                                                         Equity Growth Portfolio

                                       91
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        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1998
--------------------------------------------------------------------------------

EQUITY GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                                                      VALUE
   SHARES                                                             (000)
-----------------------------------------------------------------------------

COMMON STOCKS (97.7%)
  BASIC MATERIALS (2.0%)
     CHEMICALS (1.1%)
      125,700    E.I. DuPont de Nemours & Co. ....................  $   9,380
                                                                    ---------
     CHEMICALS (DIVERSIFIED) (0.9%)
      141,800    Monsanto Co......................................      7,923
                                                                    ---------
  TOTAL BASIC MATERIALS...........................................     17,303
                                                                    ---------
  CAPITAL GOODS (18.1%)
     AEROSPACE & DEFENSE (5.4%)
      232,700    Cordant Technologies, Inc........................     10,733
   (a)336,700    Gulfstream Aerospace Corp........................     15,657
      184,800    Northrop Grumman Corp............................     19,057
                                                                    ---------
                                                                       45,447
                                                                    ---------
     MACHINERY (DIVERSIFIED) (1.8%)
      314,300    Case Corp........................................     15,165
                                                                    ---------
     MANUFACTURING (DIVERSIFIED) (7.2%)
      102,800    Textron, Inc.....................................      7,369
      162,200    Tyco International Ltd...........................     10,219
      474,900    United Technologies Corp.........................     43,928
                                                                    ---------
                                                                       61,516
                                                                    ---------
     OFFICE EQUIPMENT & SUPPLIES (3.7%)
   (a)430,500    Knoll, Inc.......................................     12,700
      145,100    Pitney Bowes, Inc................................      6,983
      118,200    Xerox Corp.......................................     12,012
                                                                    ---------
                                                                       31,695
                                                                    ---------
  TOTAL CAPITAL GOODS.............................................    153,823
                                                                    ---------
  COMMUNICATION SERVICES (2.4%)
     TELECOMMUNICATIONS (CELLULAR/WIRELESS) (0.5%)
    (a)58,000    Associated Group, Inc., Class A..................      2,378
    (a)52,900    Associated Group, Inc., Class B..................      2,103
                                                                    ---------
                                                                        4,481
                                                                    ---------
     TELECOMMUNICATIONS (LONG DISTANCE) (1.9%)
      128,700    AT&T Corp........................................      7,352
   (a)176,100    WorldCom, Inc....................................      8,530
                                                                    ---------
                                                                       15,882
                                                                    ---------
  TOTAL COMMUNICATION SERVICES....................................     20,363
                                                                    ---------
  CONSUMER CYCLICALS (11.2%)
     AUTO PARTS & EQUIPMENT (0.5%)
      116,600    ITT Industries, Inc..............................      4,358
                                                                    ---------
     AUTOMOBILES (2.4%)
      304,200    General Motors Corp..............................     20,324
                                                                    ---------
     GAMING, LOTTERY & PARIMUTUEL COMPANIES (0.7%)
    (a)55,300    Harrah's Entertainment, Inc......................      1,286
      183,000    International Game Technology....................      4,437
                                                                    ---------
                                                                        5,723
                                                                    ---------


                                                                      VALUE
   SHARES                                                             (000)
-----------------------------------------------------------------------------
     LODGING-HOTELS (0.6%)
      190,100    Hilton Hotels Corp...............................  $   5,418
                                                                    ---------
     PUBLISHING (0.9%)
   (a)537,400    Primedia, Inc....................................      7,288
                                                                    ---------
     PUBLISHING (NEWSPAPERS) (1.5%)
       57,000    Gannett Co., Inc.................................      4,051
       95,600    Pulitzer Publishing Co...........................      8,532
                                                                    ---------
                                                                       12,583
                                                                    ---------
     RETAIL (BUILDING SUPPLIES) (1.4%)
      139,850    Home Depot, Inc..................................     11,617
                                                                    ---------
     RETAIL (SPECIALTY) (0.4%)
   (a)129,200    Staples, Inc.....................................      3,739
                                                                    ---------
     SERVICES (ADVERTISING/MARKETING) (0.4%)
   (a)120,400    Young & Rubicam, Inc.............................      3,853
                                                                    ---------
     SERVICES (COMMERCIAL & CONSUMER) (2.4%)
   (a)972,856    Cendant Corp.....................................     20,308
                                                                    ---------
  TOTAL CONSUMER CYCLICALS........................................     95,211
                                                                    ---------
  CONSUMER STAPLES (15.1%)
     BEVERAGES (NON-ALCOHOLIC) (2.5%)
       94,100    Coca Cola Co.....................................      8,046
      333,700    Coca Cola Enterprises, Inc.......................     13,097
                                                                    ---------
                                                                       21,143
                                                                    ---------
     BROADCASTING (TV, RADIO, CABLE) (5.9%)
   (a)427,800    Clear Channel Communications, Inc................     46,684
       79,600    Comcast Corp., Class A...........................      3,164
                                                                    ---------
                                                                       49,848
                                                                    ---------
     ENTERTAINMENT (1.8%)
   (a)194,300    SFX Entertainment, Inc...........................      8,914
       76,900    Time Warner, Inc.................................      6,570
                                                                    ---------
                                                                       15,484
                                                                    ---------
     FOODS (2.1%)
       78,100    Quaker Oats Co...................................      4,291
       61,500    Ralston-Ralston Purina Group.....................      7,184
       69,000    Wrigley (William) Jr. Co.........................      6,762
                                                                    ---------
                                                                       18,237
                                                                    ---------
     RESTAURANTS (0.8%)
   (a)199,300    Brinker International, Inc.......................      3,837
       87,600    Cracker Barrel Old Country Store, Inc............      2,781
                                                                    ---------
                                                                        6,618
                                                                    ---------
     TOBACCO (2.0%)
      433,600    Philip Morris Cos., Inc..........................     17,073
                                                                    ---------
  TOTAL CONSUMER STAPLES..........................................    128,403
                                                                    ---------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Equity Growth Portfolio

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        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1998
--------------------------------------------------------------------------------

EQUITY GROWTH PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                      VALUE
   SHARES                                                             (000)
-----------------------------------------------------------------------------
  ENERGY (0.9%)
     OIL & GAS (DRILLING) (0.9%)
      111,200    Diamond Offshore Drilling, Inc...................  $   4,448
       42,400    Schlumberger, Ltd................................      2,896
                                                                    ---------
  TOTAL ENERGY....................................................      7,344
                                                                    ---------
  FINANCIAL (26.1%)
     BANKS (MAJOR REGIONAL) (0.8%)
       17,333    Wells Fargo & Co.................................      6,396
                                                                    ---------
     BANKS (MONEY CENTER) (4.2%)
      113,700    BankAmerica Corp.................................      9,828
      127,436    Chase Manhattan Corp.............................      9,621
       70,100    Citicorp.........................................     10,463
       48,700    Morgan (J.P.) & Co., Inc.........................      5,704
                                                                    ---------
                                                                       35,616
                                                                    ---------
     CONSUMER FINANCE (0.2%)
       46,100    MBNA Corp........................................      1,521
                                                                    ---------
     FINANCIAL (DIVERSIFIED) (3.6%)
      269,400    American Express Co..............................     30,712
                                                                    ---------
     INSURANCE (LIFE & HEALTH) (1.2%)
       94,500    Provident Cos., Inc..............................      3,260
   (a)128,900    Reinsurance Group of America, Inc................      6,614
                                                                    ---------
                                                                        9,874
                                                                    ---------
     INSURANCE (MULTI-LINE) (6.7%)
      467,200    Loews Corp.......................................     40,705
       92,700    Nationwide Financial Services, Inc., Class A.....      4,728
      189,250    Travelers Group, Inc.............................     11,473
                                                                    ---------
                                                                       56,906
                                                                    ---------
     INSURANCE (PROPERTY-CASUALTY) (8.1%)
      184,750    Ace Ltd..........................................      7,205
      165,800    Allstate Corp....................................     15,181
       (a)263    Berkshire Hathaway, Inc., Class A................     20,593
       79,000    CMAC Investment Corp.............................      4,859
       41,000    General Re Corp..................................     10,394
       23,000    Progressive Corp.................................      3,243
      192,252    St. Paul Cos., Inc...............................      8,087
                                                                    ---------
                                                                       69,562
                                                                    ---------
     INVESTMENT BANKING & BROKERAGE (1.0%)
       90,400    Merrill Lynch & Co...............................      8,339
                                                                    ---------
     SAVINGS & LOANS (0.3%)
       64,550    Washington Mutual, Inc...........................      2,804
                                                                    ---------
  TOTAL FINANCIAL.................................................    221,730
                                                                    ---------


                                                                      VALUE
   SHARES                                                             (000)
-----------------------------------------------------------------------------
  HEALTH CARE (1.9%)
     HEALTH CARE (DRUGS-MAJOR PHARMS) (1.9%)
       53,200    Eli Lilly & Co...................................  $   3,515
       57,400    Merck & Co., Inc.................................      7,677
       42,700    Pfizer, Inc......................................      4,641
                                                                    ---------
  TOTAL HEALTH CARE...............................................     15,833
                                                                    ---------
  TECHNOLOGY (11.2%)
     COMMUNICATION EQUIPMENT (1.1%)
    (a)27,000    ADC Telecommunications, Inc......................        986
    (a)35,000    CIENA Corp.......................................      2,438
       64,800    Motorola, Inc....................................      3,406
    (a)32,200    Tellabs, Inc.....................................      2,306
                                                                    ---------
                                                                        9,136
                                                                    ---------
     COMPUTERS (HARDWARE) (1.1%)
    (a)58,200    Dell Computer Corp...............................      5,402
       35,400    International Business Machines Corp.............      4,064
                                                                    ---------
                                                                        9,466
                                                                    ---------
     COMPUTERS (NETWORKING) (0.8%)
    (a)77,050    Cisco Systems, Inc...............................      7,093
                                                                    ---------
     COMPUTERS (SOFTWARE & SERVICES) (4.2%)
       76,500    America Online, Inc..............................      8,109
       79,600    Computer Associates International, Inc...........      4,423
   (a)209,500    Microsoft Corp...................................     22,704
       (a)450    Oracle Corp......................................         11
                                                                    ---------
                                                                       35,247
                                                                    ---------
     ELECTRONICS (COMPONENT DISTRIBUTORS) (0.7%)
   (a)137,400    Ingram Micro, Inc., Class A......................      6,080
                                                                    ---------
     ELECTRONICS (DEFENSE) (2.1%)
   (a)302,100    Litton Industries, Inc...........................     17,824
                                                                    ---------
     ELECTRONICS (SEMICONDUCTORS) (1.2%)
       75,800    Intel Corp.......................................      5,619
       75,200    Linear Technology Corp...........................      4,536
                                                                    ---------
                                                                       10,155
                                                                    ---------
  TOTAL TECHNOLOGY................................................     95,001
                                                                    ---------
  TRANSPORTATION (8.8%)
     AIRLINES (8.8%)
 (a)1,219,700    Continental Airlines, Inc., Class B..............     74,249
                                                                    ---------
TOTAL COMMON STOCKS (Cost $726,734)...............................    829,260
                                                                    ---------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                         Equity Growth Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1998
--------------------------------------------------------------------------------

EQUITY GROWTH PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

    FACE
   AMOUNT                                                             VALUE
    (000)                                                             (000)
-----------------------------------------------------------------------------

SHORT TERM INVESTMENT (6.2%)
  REPURCHASE AGREEMENT (6.2%)
$      52,290    Chase Securities, Inc. 5.40%, dated 6/30/98, due
                   7/01/98, to be repurchased at $52,298,
                   collateralized by U.S. Treasury Notes, 7.875%,
                   due 11/15/04, valued at $53,442 (Cost
                   $52,290).......................................  $  52,290
                                                                    ---------

TOTAL INVESTMENTS (103.9%) (Cost $779,024).........................   881,550
                                                                     --------
OTHER ASSETS (0.8%)
  Receivable for Investments Sold......................  $    5,821
  Dividends Receivable.................................         698
  Receivable for Portfolio Shares Sold.................         337
  Interest Receivable..................................           8
  Other................................................           6     6,870
                                                         ----------
LIABILITIES ( - 4.7%)
  Payable for Investments Purchased....................     (36,062)
  Payable for Portfolio Shares Redeemed................      (1,909)
  Investment Advisory Fees Payable.....................      (1,182)
  Bank Overdraft Payable...............................        (576)
  Administrative Fees Payable..........................         (98)
  Distribution Fee Payable.............................         (32)
  Directors' Fees & Expenses Payable...................         (24)
  Custodian Fees Payable...............................         (17)
  Other Liabilities....................................         (68)  (39,968)
                                                         ----------  --------
NET ASSETS (100%)..................................................  $848,452
                                                                     --------
                                                                     --------

                                                                      AMOUNT
                                                                      (000)
-----------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Paid in Capital....................................................  $657,636
Undistributed Net Investment Income................................     1,005
Accumulated Net Realized Gain......................................    87,285
Unrealized Appreciation on Investments.............................   102,526
                                                                     --------
NET ASSETS.........................................................  $848,452
                                                                     --------
                                                                     --------

CLASS A:
-------------------------------------------------------------------
NET ASSETS.........................................................  $786,976
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 40,183,761 outstanding $0.001 par value shares
  (authorized 500,000,000 shares)..................................    $19.58
                                                                     --------
                                                                     --------
CLASS B:
-------------------------------------------------------------------
NET ASSETS.........................................................   $61,476
NET ASSET VALUE, OFFERING AND REDEMPTION
  PICE PER SHARE
  Applicable to 3,147,842 outstanding $0.001 par value shares
  (authorized 500,000,000 shares)..................................    $19.53
                                                                     --------
                                                                     --------

------------------------------------------------------------

(a)   --  Non-income producing security

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Equity Growth Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
SMALL CAP VALUE EQUITY PORTFOLIO

COMPOSITION OF NET ASSETS (AT JUNE 30, 1998)
---------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Banking                          11.2%
Building                          4.9%
Capital Goods                     1.0%
Chemicals                         2.5%
Communications                    5.0%
Computers                         7.0%
Consumer--Durables                4.4%
Consumer--Retail                 11.6%
Consumer--Service & Growth        1.9%
Consumer--Staples                 8.9%
Electric                          1.0%
Energy                            2.3%
Entertainment                     1.0%
Financial--Diversified            3.5%
Health Care                       4.3%
Industrial                        4.0%
Insurance                         2.3%
Metals                            0.8%
Paper & Packaging                 0.7%
Restaurants                       1.2%
Services                          3.3%
Technology                        2.7%
Transportation                    5.5%
Utilities                         4.6%
Other                             4.4%

PERFORMANCE COMPARED TO THE RUSSELL 2500 INDEX
AND S&P 500 INDEX(1)
-------------------------------------------

                                               TOTAL RETURNS(2)
                               -------------------------------------------------
                                                         AVERAGE      AVERAGE
                                                         ANNUAL        ANNUAL
                                                          FIVE         SINCE
                                  YTD       ONE YEAR      YEARS      INCEPTION
                               ----------  ----------  -----------  ------------
PORTFOLIO -- CLASS A.........       8.72%      27.96%       18.91%       18.45%
PORTFOLIO -- CLASS B.........       8.56       27.58          N/A        26.95
RUSSELL 2500 -- CLASS A......       5.66       18.10        17.30        17.57
RUSSELL 2500 -- CLASS B......       5.66       18.10          N/A        19.52
S&P 500 -- CLASS A...........      17.71       30.17        23.08        21.71
S&P 500 -- CLASS B...........      17.71       30.17          N/A        29.79

1. The Russell 2500 Index and the S&P 500 Index are unmanaged indices of common stock.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------------------------------------

THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The Small Cap Value Equity Portfolio invests in equity securities of small to medium-sized companies that our research indicates are undervalued relative to the market in general at the time of purchase. The Portfolio's disciplined value approach seeks to outperform the Russell 2500 Small Company Index in the longer term. We believe our emphasis on high quality companies should help the Portfolio perform particularly well in difficult markets.

The Small Cap Value Equity Portfolio selects companies that can be purchased at bargain prices. Bargains mostly arise as a result of public overreactions to temporary problems associated with an otherwise healthy company, or because a company is neglected and currently out-of-the limelight of investors' interest. Often, these companies operate as major players in very focused markets and are not widely followed by the investment community.

The Portfolio invests in all economic sectors of the market, and our strategy of maintaining a well-diversified portfolio is intended to produce consistent and reliable results over time. Our investment approach combines quantitative and fundamental research, and is based on the premise that the prices of stocks move more frequently, and in greater magnitude, than do the fundamentals of the underlying companies. This discrepancy creates an opportunity for disciplined, value-oriented investors. Our value approach importantly includes quality and growth standards which are carefully designed to help avoid "value-traps", where cheap stocks sometimes remain cheap (or become cheaper) because the company is run by bad managers or is mired in a hopelessly difficult business environment. The end result should be a portfolio with below-market valuation and an overall growth rate as similar as possible to the Russell 2500 benchmark.

For the six months ended June 30, 1998, the Portfolio had a total return of 8.72% for the Class A shares and 8.56% for the Class B shares compared to a total return of 5.66% and 17.71% for the Russell 2500 Index and the S&P 500 Index, respectively. For the one year ended June 30, 1998, the Portfolio had a total return of 27.96% for the Class A shares and 27.58% for the Class B shares compared to a total return of 18.10% and 30.17% for the Russell 2500 Index and the S&P 500 Index, respectively. For the five-year period ended June 30, 1998, the average annual total return of Class A was 18.91% compared to 17.30% for the Russell 2500 Index and 23.08% for

--------------------------------------------------------------------------------
                                                Small Cap Value Equity Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
SMALL CAP VALUE EQUITY PORTFOLIO (CONT.)
the S&P 500 Index. From inception on December 17, 1992 through June 30, 1998, the average annual total return of Class A was 18.45% compared to 17.57% for the Russell 2500 Index and 21.71% for the S&P 500 Index. From inception on January 2, 1996 through June 30, 1998, the average annual total return of Class B was 26.95% compared to 19.52% for the Russell 2500 Index and 29.79% for the S&P 500 Index.

Small and mid cap stocks trended down during the quarter reflecting fears of an eventual Federal Reserve interest rate hike and continued earnings shortfalls due to weakening demand from Asia. The prolonged slowdown in Asia likely limits the Federal Reserve's flexibility to reign in the U.S. domestic growth caused by lower interest rates. In short, the Federal Reserve's hands are tied until Asia shows signs of recovery or Japan moves decisively to stimulate economic growth and address the banking crisis. We are skeptical of a quick Asian recovery or substantive Japanese economic reform. We have further reduced our exposure to companies with Asian exposure and have maintained our overweighting in domestically-focused financial, consumer and business service stocks.

Sector and stock selection added to the portfolio's performance for financial services, basic resources, and food. Stock selection was poor in consumer durables and retail. We remain underweighted in industries which lack pricing flexibility: energy, basic resources and electric utilities. As value investors we continue to search for companies with low valuations and better than average growth prospects.

Individual stocks which added to performance included, Capital One Financial, (up 58%), Providian Financial (37%), Mylan Labs (32%), Fresh Del Monte (23%) and Trigon Healthcare (20%). Underperforming stocks included Respironics ( - 46%), Essex International ( - 40%) and Ensco ( - 31%).

At a special meeting held on June 19, 1998, shareholders of the Small Cap Value Equity Portfolio approved an agreement and plan of reorganization and liquidation. This plan was effected on July 20, 1998 when all the assets and liabilities of the Portfolio were transferred to the Mid Cap Portfolio of the MAS Funds managed by Miller Anderson & Sherrerd, LLP, an affiliate of MSAM. Shareholders received shares in the MAS Mid Cap Portfolio in exchange for their shares in the Small Cap Value Equity Portfolio (please see the Notes to the Financial Statements for further details).

Gary G. Schlarbaum
PORTFOLIO MANAGER

William Gerlach
PORTFOLIO MANAGER

July 1998

--------------------------------------------------------------------------------
Small Cap Value Equity Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1998
--------------------------------------------------------------------------------

SMALL CAP VALUE EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                                                                  VALUE
  SHARES                                                          (000)
--------------------------------------------------------------------------

COMMON STOCKS (95.5%)
  BANKING (11.1%)
     2,000  Affiliated Community Bancorp, Inc. ...............  $       73
     4,200  Amsouth Bancorp...................................         165
     5,500  City National Corp................................         203
     8,900  Colonial Bancgroup, Inc. .........................         287
     8,550  Comerica, Inc. ...................................         566
    14,800  Community First Bankshares, Inc. .................         388
     5,500  Compass Bancshares, Inc. .........................         248
     3,900  Crestar Financial Corp............................         213
    12,400  Dime Bancorp, Inc. ...............................         371
  (a)8,300  First Alliance Corp...............................          58
     4,700  First Tennessee National Corp.....................         148
  (a)2,800  Golden State Bancorp, Inc. .......................          83
     8,700  Mellon Bank Corp..................................         606
     5,400  Mercantile Bankshares Corp........................         188
     5,450  North Fork Bancorp., Inc. ........................         133
     8,800  Providian Financial Corp..........................         691
    13,300  Southtrust Corp...................................         579
    19,140  Sovereign Bancorp, Inc. ..........................         313
  (a)2,400  United Panam Financial Corp.......................          25
     2,500  Wilmington Trust Corp.............................         152
                                                                ----------
                                                                     5,490
                                                                ----------
  BUILDING (4.9%)
     3,450  Hughes Supply, Inc. ..............................         126
     2,600  Lafarge Corp......................................         102
    14,500  Martin Marietta Materials, Inc. ..................         653
    21,800  Southdown, Inc. ..................................       1,556
                                                                ----------
                                                                     2,437
                                                                ----------
  CAPITAL GOODS (1.0%)
  (a)7,400  Analog Devices, Inc. .............................         182
     5,400  Case Corp.........................................         261
  (a)2,700  Stoneridge, Inc. .................................          49
                                                                ----------
                                                                       492
                                                                ----------
  CHEMICALS (2.5%)
    18,900  Solutia, Inc. ....................................         542
 (a)14,200  USA Waste Services, Inc. .........................         701
                                                                ----------
                                                                     1,243
                                                                ----------
  COMMUNICATIONS (5.0%)
     2,200  Century Telephone Enterprises, Inc. ..............         101
 (a)13,200  General Instrument Corp...........................         359
  (a)7,800  Journal Register Co...............................         131
 (a)16,200  Nextel Communications, Inc., Class A..............         403
 (a)30,100  Valassis Communications, Inc. ....................       1,161
       600  Washington Post Co., Class B......................         345
                                                                ----------
                                                                     2,500
                                                                ----------
  COMPUTERS (7.0%)
  (a)8,600  BMC Software, Inc. ...............................         447
 (a)13,000  Cadence Design Systems, Inc. .....................         406
  (a)7,300  CompUSA, Inc. ....................................         132


                                                                  VALUE
  SHARES                                                          (000)
--------------------------------------------------------------------------
  (a)7,000  Computer Horizons Corp............................  $      259
  (a)9,200  Electronic Arts, Inc. ............................         497
  (a)8,700  Fiserv, Inc. .....................................         369
  (a)3,900  HMT Technology Corp...............................          33
 (a)43,400  Novell, Inc. .....................................         553
 (a)14,800  Sterling Software, Inc. ..........................         438
  (a)6,800  Storage Technology Corp...........................         295
  (a)2,100  Stratus Computer, Inc. ...........................          53
                                                                ----------
                                                                     3,482
                                                                ----------
  CONSUMER-DURABLES (4.4%)
    12,300  Alpharma, Inc. ...................................         271
    10,700  Arvin Industries, Inc. ...........................         389
  (a)7,100  Blyth Industries, Inc. ...........................         236
  (a)2,000  Dan River, Inc., Class A..........................          34
 (a)11,200  HEALTHSOUTH Corp..................................         299
     6,600  Mylan Laboratories, Inc. .........................         198
  (a)7,000  Quorum Health Group, Inc. ........................         186
 (a)23,326  Respironics, Inc. ................................         363
  (a)7,900  Sybron International Corp.........................         199
                                                                ----------
                                                                     2,175
                                                                ----------
  CONSUMER-RETAIL (11.6%)
  (a)1,400  Barnes & Noble, Inc. .............................          52
  (a)9,600  Best Buy Co., Inc. ...............................         347
 (a)16,200  BJ's Wholesale Club, Inc. ........................         658
  (a)5,100  Brylane, Inc. ....................................         235
  (a)5,100  Budget Group, Inc., Class A.......................         163
 (a)14,000  Consolidated Stores, Inc. ........................         508
    11,258  CVS Corp..........................................         438
     9,600  DIAL Corp.........................................         249
  (a)8,800  Dress Barn, Inc. .................................         219
    15,700  Family Dollar Stores, Inc. .......................         290
  (a)5,600  Knoll, Inc. ......................................         165
 (a)22,600  Office Depot, Inc. ...............................         713
     3,650  Pier 1 Imports, Inc. .............................          87
    21,400  Ross Stores, Inc. ................................         920
    17,400  TJX Cos., Inc. ...................................         420
  (a)3,500  Viking Office Products, Inc. .....................         110
  (a)5,100  Zale Corp.........................................         162
                                                                ----------
                                                                     5,736
                                                                ----------
  CONSUMER-SERVICE & GROWTH (1.9%)
     7,600  Danka Business Systems plc ADR....................          90
     3,200  Energy East Corp..................................         133
  (a)4,400  Horizon Offshore, Inc. ...........................          43
 (a)22,380  Ocean Energy, Inc. ...............................         438
 (a)10,500  R&B Falcon Corp...................................         238
                                                                ----------
                                                                       942
                                                                ----------
  CONSUMER-STAPLES (8.9%)
     8,400  Allmerica Financial Corp..........................         546
    23,100  Crescent Real Estate Equities, Inc. ..............         777
     4,900  Dean Foods Co.....................................         269
 (a)26,200  Fresh Del Monte Produce, Inc. ....................         496

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                Small Cap Value Equity Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1998
--------------------------------------------------------------------------------

SMALL CAP VALUE EQUITY PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                  VALUE
  SHARES                                                          (000)
--------------------------------------------------------------------------

  CONSUMER-STAPLES (CONT.)

  (a)3,600  Heller Financial, Inc. ...........................  $      108
     9,200  Interstate Bakeries Corp..........................         305
     1,900  Investors Financial Services Corp.................         101
     2,100  Lancaster Colony Corp.............................          79
  (a)8,600  Promus Hotel Corp.................................         331
     1,800  Raymond James Financial Corp......................          54
    12,300  Regions Financial Corp............................         505
     8,500  Reliastar Financial Corp..........................         408
    13,900  Richfood Holdings, Inc. ..........................         288
     3,300  T. Rowe Price Associates, Inc. ...................         124
                                                                ----------
                                                                     4,391
                                                                ----------
  ELECTRIC (1.0%)
     7,650  Black Hills Corp..................................         176
  (a)8,800  SCI Systems, Inc. ................................         331
                                                                ----------
                                                                       507
                                                                ----------
  ENERGY (2.3%)
       200  Arch Coal, Inc. ..................................           5
     5,400  Columbia Energy Group.............................         300
     7,500  ENSCO International, Inc. ........................         130
     7,600  New Century Energies, Inc. .......................         345
     2,400  Sun Co., Inc. ....................................          93
     3,900  Tosco Corp........................................         115
     4,000  Valero Energy Corp................................         133
                                                                ----------
                                                                     1,121
                                                                ----------
  ENTERTAINMENT (1.0%)
     8,300  Media General, Inc., Class A......................         409
     2,700  Universal Corp....................................         101
                                                                ----------
                                                                       510
                                                                ----------
  FINANCIAL-DIVERSIFIED (3.5%)
     9,100  A.G. Edwards, Inc. ...............................         388
     5,700  Bear Stearns Cos., Inc. ..........................         324
     2,800  Capital One Financial Corp........................         348
     5,800  Legg Mason, Inc. .................................         334
     3,000  National Commerce Bancorp.........................         126
 (a)10,200  Unicapital Corp...................................         195
    (a)725  Wellsford Real Properties, Inc. ..................          10
                                                                ----------
                                                                     1,725
                                                                ----------
  HEALTH CARE (4.3%)
 (a)13,600  Artesyn Technologies, Inc. .......................         218
     3,100  Bergen Brunswig Corp., Class A....................         144
  (a)5,100  Health Care & Retirement Corp.....................         201
 (a)11,800  Lincare Holdings, Inc. ...........................         496
  (a)8,100  PharMerica, Inc. .................................          98
 (a)10,100  Universal Health Services, Inc., Class B..........         589
  (a)5,400  Wellpoint Health Networks, Inc. ..................         400
                                                                ----------
                                                                     2,146
                                                                ----------

                                                                  VALUE
  SHARES                                                          (000)
--------------------------------------------------------------------------
  INDUSTRIAL (4.0%)
     8,100  AGCO Corp.........................................  $      167
  (a)2,100  CDI Corp..........................................          56
  (a)8,200  Lear Corp.........................................         421
       600  Lone Star Industries, Inc. .......................          46
 (a)11,750  Networks Associates, Inc. ........................         562
  (a)6,400  Teradyne, Inc. ...................................         171
     4,700  Trinity Industries, Inc. .........................         195
  (a)3,800  Triumph Group, Inc. ..............................         160
 (a)11,100  Varco International, Inc. ........................         220
                                                                ----------
                                                                     1,998
                                                                ----------
  INSURANCE (2.3%)
     4,500  Ambac Financial Group, Inc. ......................         263
     3,300  Everest Reinsurance Holdings, Inc. ...............         127
     7,000  Nationwide Financial Services, Inc., Class A......         357
    13,700  Old Republic International Corp...................         402
                                                                ----------
                                                                     1,149
                                                                ----------
  METALS (0.8%)
     6,500  AK Steel Holding Corp.............................         116
     5,300  Precision Castparts Corp..........................         283
                                                                ----------
                                                                       399
                                                                ----------
  PAPER & PACKAGING (0.7%)
     4,500  Bowater, Inc. ....................................         213
     1,800  Central Newspapers, Inc., Class A.................         125
                                                                ----------
                                                                       338
                                                                ----------
  RESTAURANTS (1.2%)
 (a)15,600  Brinker International, Inc. ......................         300
    10,400  Michael Foods, Inc. ..............................         306
                                                                ----------
                                                                       606
                                                                ----------
  SERVICES (3.3%)
  (a)8,700  AccuStaff, Inc. ..................................         272
 (a)26,500  Interim Services, Inc. ...........................         851
 (a)26,100  Philip Service Corp...............................         108
    10,000  Russ Berrie & Co., Inc. ..........................         250
     6,200  Viad Corp.........................................         172
                                                                ----------
                                                                     1,653
                                                                ----------
  TECHNOLOGY (2.7%)
  (a)7,900  Atmel Corp........................................         108
  (a)3,000  Cooper Cameron Corp...............................         153
     5,700  Linear Technology Corp............................         344
 (a)14,400  Sybase, Inc. .....................................         100
  (a)4,100  Symantec Corp.....................................         107
     3,300  Tektronix, Inc. ..................................         117
  (a)7,400  Watson Pharmaceuticals, Inc. .....................         345
  (a)3,500  Ziff-Davis, Inc. .................................          49
                                                                ----------
                                                                     1,323
                                                                ----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Small Cap Value Equity Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1998
--------------------------------------------------------------------------------

SMALL CAP VALUE EQUITY PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                  VALUE
  SHARES                                                          (000)
--------------------------------------------------------------------------
  TRANSPORTATION (5.5%)
 (a)30,400  Acclaim Entertainment, Inc. ......................  $      181
    14,000  Air Express International Corp....................         374
     4,000  Airborne Freight Corp.............................         140
 (a)12,300  Atlas Air, Inc. ..................................         416
     2,100  Canadian National Railway Co......................         112
    11,500  CNF Transportation, Inc. .........................         489
     6,300  Dana Corp.........................................         337
     4,900  Southwest Airlines Co.............................         145
     6,800  Teekay Shipping Corp..............................         170
  (a)8,500  Tower Automotive, Inc. ...........................         364
                                                                ----------
                                                                     2,728
                                                                ----------
  UTILITIES (4.6%)
    12,900  Allegheny Energy, Inc. ...........................         389
     4,600  CMS Energy Corp...................................         202
    10,300  Florida Progress Corp.............................         423
     7,500  Illinova Corp.....................................         225
     5,600  IPALCO Enterprises, Inc. .........................         249
     6,200  LG&E Energy Corp..................................         168
     8,600  Pinnacle West Capital Corp........................         387
     6,000  Texas Utilities Co................................         250
                                                                ----------
                                                                     2,293
                                                                ----------
TOTAL COMMON STOCKS (Cost $43,438)............................      47,384
                                                                ----------

  NO. OF
 WARRANTS
----------

WARRANTS (0.1%)
  BANKING (0.1%)
 (a)10,300  Golden State Bancorp, Inc. (Cost $54).............          55
                                                                ----------

   FACE
  AMOUNT
  (000)
----------

SHORT-TERM INVESTMENT (4.3%)
  REPURCHASE AGREEMENT (4.3%)
$    2,135  Chase Securities, Inc. 5.40%, dated 6/30/98, Due
              7/01/98, to be repurchased at $2,135,
              collateralized by U.S. Treasury Bonds, 11.25%,
              due 2/15/15, valued at $2,187 (Cost $2,135).....       2,135
                                                                ----------

                                                              VALUE
                                                              (000)
----------------------------------------------------------------------

TOTAL INVESTMENTS (99.9%) (Cost $45,627).................  $    49,574
                                                           -----------
OTHER ASSETS (2.4%)
  Cash.......................................  $        1
  Receivable for Investments Sold............       1,062
  Dividends Receivable.......................         126
  Other......................................           2        1,191
                                               ----------
LIABILITIES ( - 2.3%)
  Payable for Investments Purchased..........      (1,020)
  Investment Advisory Fees Payable...........         (81)
  Administrative Fees Payable................          (6)
  Custodian Fees Payable.....................          (5)
  Distribution Fee Payable...................          (4)
  Directors' Fees & Expenses Payable.........          (3)
  Other Liabilities..........................         (18)      (1,137)
                                               ----------  -----------
NET ASSETS (100%)........................................  $    49,628
                                                           -----------
                                                           -----------

NET ASSETS CONSIST OF:
Paid in Capital...............................................  $    40,213
Undistributed Net Investment Income...........................           18
Accumulated Net Realized Gain.................................        5,450
Unrealized Appreciation on Investments........................        3,947
                                                                -----------
NET ASSETS....................................................  $    49,628
                                                                -----------
                                                                -----------

CLASS A:
--------------------------------------------------------------
NET ASSETS....................................................      $42,472
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 3,476,940 outstanding $0.001 par value shares
  (authorized 500,000,000 shares).............................       $12.22
                                                                -----------
                                                                -----------

CLASS B:
--------------------------------------------------------------
NET ASSETS....................................................       $7,156
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 587,868 outstanding $0.001 par value shares
  (authorized 500,000,000 shares).............................       $12.17
                                                                -----------
                                                                -----------

------------------------------------------------------------

(a)   --  Non-income producing security
ADR   --  American Depositary Receipt

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                Small Cap Value Equity Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
TECHNOLOGY PORTFOLIO

COMPOSITION OF NET ASSETS (AT JUNE 30, 1998)
---------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Data Communications                  25.1%
Data Storage & Processing             4.3%
Electronic Equipment                  2.4%
Information Processing                1.0%
Internet Related                      5.0%
Large Diversified Computer Mfg.       1.3%
Micro Computer Mfg.                   4.6%
Office Automation                     1.1%
Semiconductor Mfg.                   19.8%
Software Products                    21.6%
Test, Analysis &
Instrumentation Equipment             0.6%
Transaction Processing                1.2%
Other Technology                      9.4%
Other                                 2.6%

PERFORMANCE COMPARED TO THE S&P 500 INDEX AND THE LIPPER SCIENCE AND TECHNOLOGY FUNDS INDEX(1)
-----------------------------------------------

                                       TOTAL RETURNS(2)
                          -------------------------------------------
                                                     AVERAGE ANNUAL
                             YTD        ONE YEAR     SINCE INCEPTION
                          ----------  ------------  -----------------
PORTFOLIO -- CLASS A....      21.31%       30.66%          38.25%
PORTFOLIO -- CLASS B....      21.16        30.43           37.95
S&P 500 INDEX...........      17.71        30.17           35.07
LIPPER SCIENCE AND
TECHNOLOGY FUNDS
INDEX...................      17.46        18.72           20.34

1. The S&P 500 Index is an unmanaged index of common stocks. The Lipper Science and Technology Funds Index is a composite index of mututal funds that invest at least 65% of their assets in science and technology stocks.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------------------------------------

THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

The investment objective of the Technology Portfolio is to achieve long-term capital appreciation by investing primarily in equity securities of companies expected to benefit from their involvement in technology and technology-related industries. The focus of the Portfolio is to identify significant long-term technology trends and to invest in those premier companies we believe are positioned to materially gain from these trends. Stocks selected for the Portfolio are also expected to meet comprehensive selection criteria. The Portfolio may invest up to 35% of its total investments in securities of foreign companies to participate sufficiently in the global technology market.

For the six months ended June 30, 1998, the Portfolio had a total return of 21.31% for the Class A shares and 21.16% for the Class B shares compared to 17.71% for the S&P 500 Index and 17.46% for the Lipper Science and Technology Funds Index. For the one year ended June 30, 1998, the Portfolio had a total return of 30.66% for the Class A shares and 30.43% for the Class B shares compared to 30.17% for the S&P 500 Index and 18.72% for the Lipper Science and Technology Funds Index. From inception on September 16, 1996 through June 30, 1998, the average annual total return of Class A was 38.25% and 37.95% for Class B compared to 35.07% for the S&P 500 Index and 20.34% for the Lipper Science and Technology Funds Index.

Overall, we were pleased with the Portfolio's performance for the second quarter as it has performed well on an absolute and relative basis. The strong performance for the second quarter was due to broadbased strength across both our large and small capitalizations stocks, as well as most tech sub-sectors. The software, Internet and data networking sectors and the larger capitalization companies performed particularly well. The best performing stocks were Ciena, America Online, Ascend Communications, and Cisco. The Portfolio was underweight the semiconductor and semiconductor capital equipment sectors which did not perform as well.

We look forward to the remainder of 1998. Despite concerns regarding the Asian economic crisis and some high profile earnings disappointments, we believe overall fundamentals for technology continue to be favorable. There are over 2,000 public technology companies and we strive to remain invested in the best
100. Our goal remains the same;

--------------------------------------------------------------------------------
Technology Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
TECHNOLOGY PORTFOLIO (CONT.)
identify the premier companies which present compelling investment opportunities and avoid companies with deteriorating fundamentals.

Stephen C. Sexauer
PORTFOLIO MANAGER

July 1998

--------------------------------------------------------------------------------
                                                            Technology Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1998
--------------------------------------------------------------------------------

TECHNOLOGY PORTFOLIO
--------------------------------------------------------------------------------

                                                                  VALUE
  SHARES                                                          (000)
--------------------------------------------------------------------------

COMMON STOCKS (97.4%)
  TECHNOLOGY (97.4%)
     DATA COMMUNICATIONS (25.1%)
 (a)17,900  ADC Telecommunications, Inc. .....................  $      654
 (a)13,700  Advanced Fibre Communications, Inc. ..............         549
  (a)1,900  AirTouch Communications, Inc. ....................         111
 (a)13,100  Ascend Communications, Inc. ......................         649
  (a)7,000  Bay Networks, Inc. ...............................         226
  (a)2,200  China Telecomm (Hong Kong) Ltd., ADR..............          76
 (a)16,600  CIENA Corp. ......................................       1,156
  (a)7,300  Cisco Systems, Inc. ..............................         672
  (a)6,200  DSP Communications, Inc. .........................          85
  (a)9,700  Excell Switching Corp. ...........................         241
  (a)5,000  Genesystems Telecommunications Labs, Inc. ........         165
  (a)3,900  JDS Fitel, Inc. ..................................          65
     4,900  Lucent Technologies, Inc. ........................         408
  (a)2,000  Metromedia Fiber Network, Inc., Class A...........          93
  (a)4,500  Micromuse, Inc. ..................................         184
  (a)5,000  Newbridge Networks Corp. .........................         120
    (a)600  Nextel Communications, Inc., Class A..............          15
 (a)11,300  Powerwave Technologies, Inc. .....................         189
  (a)6,700  Proxim, Inc. .....................................         111
  (a)6,000  QUALCOMM, Inc. ...................................         337
     4,000  RELTEC Corp. .....................................         180
 (a)10,600  RF Micro Devices, Inc. ...........................         115
     4,500  Sprint Corp. .....................................         317
  (a)3,300  Tekelec, Inc. ....................................         148
  (a)1,600  Teligent, Inc., Class A...........................          47
  (a)8,100  3Com Corp. .......................................         249
  (a)6,200  TranSwitch Corp. .................................          85
  (a)2,500  Uniphase Corp. ...................................         157
  (a)1,500  US LEC Corp., Class A ............................          31
  (a)4,900  WorldCom, Inc. ...................................         237
 (a)19,100  Xylan Corp. ......................................         569
                                                                ----------
                                                                     8,241
                                                                ----------
     DATA STORAGE & PROCESSING (4.3%)
 (a)11,400  EMC Corp. ........................................         511
  (a)9,400  Quantum Corp. ....................................         195
 (a)20,200  Seagate Technology, Inc. .........................         481
  (a)3,400  Storage Technology Corp. .........................         148
 (a)43,700  Syquest Technology, Inc. .........................          64
                                                                ----------
                                                                     1,399
                                                                ----------
     ELECTRONIC EQUIPMENT (2.4%)
  (a)5,600  Apex PC Solutions, Inc. ..........................         156
  (a)1,400  Exodus Communications, Inc. ......................          63
  (a)3,800  International Network Services....................         156
  (a)6,700  Micrel, Inc. .....................................         218
  (a)6,500  Microchip Technology, Inc. .......................         170
    (a)500  Visual Networks, Inc. ............................          18
                                                                ----------
                                                                       781
                                                                ----------


                                                                  VALUE
  SHARES                                                          (000)
--------------------------------------------------------------------------
     INFORMATION PROCESSING (1.0%)
 (a)10,194  Cendant Corp. ....................................  $      213
  (a)5,100  Electronics for Imaging, Inc. ....................         108
                                                                ----------
                                                                       321
                                                                ----------
     INTERNET RELATED (5.0%)
  (a)1,000  Amazon.com, Inc. .................................         100
    11,200  America Online, Inc. .............................       1,187
 (a)10,000  E*TRADE Group, Inc. ..............................         229
    (a)800  YAHOO!, Inc. .....................................         126
                                                                ----------
                                                                     1,642
                                                                ----------
     LARGE DIVERSIFIED COMPUTER MFG (1.3%)
 (a)14,600  Unisys Corp. .....................................         413
                                                                ----------
     MICRO COMPUTER MFG (4.6%)
  (a)7,500  Apple Computer, Inc. .............................         215
  (a)3,000  Dell Computer Corp. ..............................         278
  (a)6,900  Gateway 2000, Inc. ...............................         349
 (a)38,600  Micron Electronics, Inc. .........................         466
  (a)4,600  Sun Microsystems, Inc. ...........................         200
                                                                ----------
                                                                     1,508
                                                                ----------
     OFFICE AUTOMATION (1.1%)
     9,200  Harris Corp. .....................................         411
                                                                ----------
     SEMICONDUCTOR MFG (19.8%)
 (a)23,800  Altera Corp. .....................................         704
  (a)9,500  Analog Devices, Inc. .............................         233
  (a)5,300  Applied Micro Circuits Corp. .....................         137
    (a)100  Broadcom Corp., Class A...........................           7
     8,700  Dallas Semiconductor Corp. .......................         270
     7,400  Intel Corp. ......................................         549
  (a)5,800  Lattice Semiconductor Corp. ......................         165
  (a)5,950  Level One Communications, Inc. ...................         140
    10,000  Linear Technology Corp. ..........................         603
 (a)14,600  Maxim Integrated Products, Inc. ..................         463
 (a)19,700  Mercury Computer Systems, Inc. ...................         286
  (a)3,500  Micron Technology, Inc. ..........................          87
  (a)2,900  MMC Networks, Inc. ...............................          92
     5,000  Motorola, Inc. ...................................         263
 (a)11,500  PMC-Sierra, Inc. .................................         539
     9,200  Texas Instruments, Inc. ..........................         536
  (a)9,200  Veeco Instruments, Inc. ..........................         229
 (a)13,200  Vitesse Semiconductor Corp. ......................         408
 (a)22,900  Xilinx, Inc. .....................................         779
                                                                ----------
                                                                     6,490
                                                                ----------
     SOFTWARE PRODUCTS (21.6%)
     4,200  Adobe Systems, Inc. ..............................         178
  (a)2,200  At Home Corp., Series A...........................         104
  (a)3,700  BEA Systems, Inc. ................................          85
  (a)3,900  Cadence Design Systems, Inc. .....................         122
  (a)7,300  Citrix Systems, Inc. .............................         499
    10,400  Computer Associates International, Inc. ..........         578
 (a)15,900  Compuware Corp. ..................................         813

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Technology Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1998
--------------------------------------------------------------------------------

TECHNOLOGY PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                  VALUE
  SHARES                                                          (000)
--------------------------------------------------------------------------

  TECHNOLOGY (CONT.)

     SOFTWARE PRODUCTS (CONT.)

    (a)700  ISS Group, Inc. ..................................  $       26
  (a)8,600  J.D. Edwards & Co. ...............................         369
  (a)9,400  Learning Company, Inc. ...........................         278
  (a)2,000  Lycos, Inc. ......................................         151
  (a)5,200  Macromedia, Inc. .................................          97
  (a)7,100  Microsoft Corp. ..................................         769
  (a)1,100  Microstrategy, Inc. ..............................          31
 (a)10,600  Netscape Communications Corp. ....................         287
  (a)6,450  Network Associates, Inc. .........................         309
 (a)15,500  Novell, Inc. .....................................         198
 (a)12,800  Peoplesoft, Inc. .................................         602
 (a)21,200  Platinum Technology, Inc. ........................         606
  (a)4,400  Progress Software Corp. ..........................         180
 (a)15,800  Software AG Systems, Inc. ........................         462
  (a)5,000  Software Net Corp. ...............................          96
  (a)7,000  Tecnomatix Technologies Ltd. .....................         140
  (a)6,100  Vantive Corp. ....................................         125
                                                                ----------
                                                                     7,105
                                                                ----------
     TEST, ANALYSIS & INSTRUMENTATION EQUIPMENT (0.6%)
 (a)20,400  Barringer Technologies, Inc. .....................         193
                                                                ----------
     TRANSACTION PROCESSING (1.2%)
     2,200  Galileo International, Inc. ......................          99
  (a)7,900  SABRE Group Holdings, Inc. .......................         300
                                                                ----------
                                                                       399
                                                                ----------
     OTHER (9.4%)
  (a)2,300  BISYS Group, Inc. ................................          94
 (a)13,800  CGI Group, Inc. ..................................         294
    (a)700  Clear Channel Communications, Inc. ...............          76
  (a)2,700  Data Processing Resources Corp. ..................          84
  (a)4,800  ECsoft Group plc ADR..............................         155
 (a)14,700  Ingram Micro, Inc., Class A.......................         650
  (a)1,000  Intermedia Communications, Inc. ..................          42
  (a)7,100  Medicis Pharmaceutical Corp., Class A.............         259
  (a)1,200  Orbital Sciences Corp. ...........................          45
     5,550  Paychex, Inc. ....................................         226
  (a)3,700  Robert Half International, Inc. ..................         207
  (a)8,100  Romac International, Inc. ........................         246
  (a)9,300  SunGard Data Systems, Inc. .......................         357
  (a)7,500  Whittman-Hart, Inc. ..............................         363
                                                                ----------
                                                                     3,098
                                                                ----------
  TOTAL TECHNOLOGY............................................      32,001
                                                                ----------
TOTAL COMMON STOCKS (Cost $28,109)............................      32,001
                                                                ----------


   FACE
  AMOUNT                                                          VALUE
  (000)                                                           (000)
--------------------------------------------------------------------------

SHORT-TERM INVESTMENT (1.2%)
  REPURCHASE AGREEMENT (1.2%)
$      387  Chase Securities, Inc. 5.40%, dated 6/30/98, due
              7/01/98, to be repurchased at $387,
              collateralized by U.S. Treasury Bonds, 11.25%,
              due 2/15/15, valued at $403 (Cost $387).........  $      387
                                                                ----------

  TOTAL INVESTMENTS (98.6%) (Cost $28,496)....................      32,388
                                                                ----------
  OTHER ASSETS (4.2%)
    Cash..........................................  $      264
    Receivable for Investments Sold...............         931
    Receivable due from Broker....................         181
    Dividends Receivable..........................           1
    Other.........................................           3       1,380
                                                    ----------
  LIABILITIES ( - 2.8%)
    Payable for Investments Purchased.............        (802)
    Investment Advisory Fees Payable..............         (19)
    Custodian Fees Payable........................         (15)
    Directors' Fees & Expenses Payable............          (5)
    Administrative Fees Payable...................          (4)
    Distribution Fee Payable......................          (1)
    Other Liabilities.............................         (65)       (911)
                                                    ----------  ----------
  NET ASSETS (100%)...........................................  $   32,857
                                                                ----------
                                                                ----------

NET ASSETS CONSIST OF:
Paid in Capital...............................................  $   29,659
Accumulated Net Investment Loss...............................        (249)
Accumulated Net Realized Loss.................................        (445)
Unrealized Appreciation on Investments........................       3,892
                                                                ----------
NET ASSETS....................................................  $   32,857
                                                                ----------
                                                                ----------

CLASS A:
--------------------------------------------------------------
NET ASSETS....................................................     $31,585
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 2,219,247 outstanding $0.001 par value Shares
  (authorized 500,000,000 shares).............................      $14.23
                                                                ----------
                                                                ----------
CLASS B:
--------------------------------------------------------------
NET ASSETS....................................................      $1,272
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 89,552 outstanding $0.001 par value Shares
  (authorized 500,000,000 shares).............................      $14.20
                                                                ----------
                                                                ----------

------------------------------------------------------------

(a)   --  Non-income producing security
ADR   --  American Depositary Receipt

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                            Technology Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
U.S. EQUITY PLUS PORTFOLIO

COMPOSITION OF NET ASSETS (AT JUNE 30, 1998)
---------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Basic Materials               4.6%
Capital Goods                12.7%
Communication Services        5.4%
Consumer--Cyclicals          10.6%
Consumer--Staples            15.1%
Energy                        3.8%
Financial                    17.0%
Healthcare                   10.0%
Technology                   13.3%
Transportation                1.3%
Utilities                     4.0%
Other                         2.2%

PERFORMANCE COMPARED TO THE S&P 500 INDEX(1)
-----------------------------------------

                                           TOTAL RETURNS(2)
                                     -----------------------------
                                        YTD       SINCE INCEPTION
                                     ----------  -----------------
PORTFOLIO -- CLASS A(3)............      14.84%         19.36%
PORTFOLIO -- CLASS B(3)............      14.74          19.25
INDEX..............................      17.71          20.58

1. The S&P 500 Index is an unmanaged index of common stocks.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

3. The Portfolio commenced operations on July 31, 1997.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------------------------------------

THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The U.S. Equity Plus Portfolio seeks long-term capital appreciation by investing primarily in equity securities of issuers in the S&P 500 Index. Equity securities include common and preferred stocks, convertible securities, and rights and warrants to purchase common stocks.

The Portfolio investment process utilizes systematic quantitative and qualitative inputs. The quantitative inputs include several proprietary valuation and momentum models, as well as a market conditions model. The qualitative inputs include stock ratings from Morgan Stanley's Equity Research analysts. These inputs are combined in a systematic way to produce an attractiveness measure for every stock in the Portfolio investment universe. The Portfolio is designed to have consistently higher returns than the S&P 500 with a volatility of portfolio return that is approximately equal to that of the S&P
500. This is sought by using a multi-factor risk model for building the Portfolio and by maintaining sector neutrality with respect to the S&P 500 Index. The active exposure to any single company is also kept to a modest level.

For the six months ended June 30, 1998, the Portfolio had a total return of 14.84% for the Class A shares and 14.74% for the Class B shares, compared to 17.71% for the S&P 500 Index (the "Index"). For the period from inception on July 31, 1997 to June 30, 1998, the Portfolio had a total return of 19.36% for Class A shares and 19.25% for Class B shares compared to 20.58% for the Index.

The Portfolio is sector neutral to the Index, so sector weights had no impact on incremental performance. The performance of a sector in the Portfolio is completely driven by stock selection (and relative weights) within the sector. Based on stock selection, our best performing sectors were banking, financial services, electric utilities and trucking and railroads. Our worst performing sectors were consumer non-durables, capital goods, energy and technology.

Virtually all of the performance differential between the Portfolio and the benchmark came from active stock selection. The five largest contributions to our performance relative to the Index came from the following stocks: 1) Green Tree Financial, a diversified financial service company, rocketed 64% on the takeover announcement by Conseco in April. 2) McDonalds, the worldwide fast-food system of restaurants, posted a healthy 45% gain as the company pre-announced strong second quarter

--------------------------------------------------------------------------------
U.S. Equity Plus Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
U.S. EQUITY PLUS PORTFOLIO (CONT.)
earnings and showcased plans to install a high-tech cooking system. 3) Chase Manhattan, a diversified global financial service provider, had a great start in 1998 largely on the back of a stellar first quarter, returning almost 40% as investors responded to a continuing flow of news on a favorable outlook for earnings growth. 4) Likewise, Becton Dickinson, which manufactures and sells a broad line of medical supplies, devices and diagnostics, posted an handsome 55% return preserving a high level of investor confidence while mounting an aggressive acquisition campaign and coping with severe foreign exchange translation impacts. 5) Chrysler, a large U.S., mid-range automotive company, returned 63% largely on an announced takeover by Daimler, a formidable high-end German competitor.

On the other side, the five most negative contributions to our performance relative to the Index came from the following stocks: 1) Philip Morris, a diversified consumer packaged goods company, sagged 11% making a 52-week low facing mounting lawsuits and increased federal regulations on tobacco products.
2) AT&T, which offers communication services and products, posted a 6% decline. Despite better-than-expected second quarter earnings, investors expressed disappointment in weak consumer long-distance and wireless services businesses and the expected impact on earnings of the TCI purchase. 3) UST, which produces and markets smokeless tobacco products, cigars and alcoholic beverages, sank 25% as reports circulated that smokeless tobacco would be added to official government lists of cancer-linked agents. 4) Case Corporation, which manufactures and markets both farm and construction equipment, declined 20%. The company pre-announced substantially weaker earnings due to worsening economic conditions and falling orders in Eastern Europe. 5) Travelers, a diversified financial service holding company, surged on the announcement to merge with Citicorp. However, investors' euphoria was short-lived and Travelers returned 13% for the first half of 1998, lagging the market's pace by 4%.

A cheery American musical couple in the 1960's once sang, "And the beat goes on..." In the first two quarters of 1998 the U.S. economy continued to cruise along in a state which has become known as the "sweet spot" -- robust economic growth, full employment, low inflation, low interest rates and high consumer confidence. The ingredients, once again, proved to be terrific for large cap stocks. In particular, large cap growth stocks were the shining stars, outpacing their value counterparts by over 11% (as measured by Barra/S&P). As part of our risk control design we choose not to chase some of the most aggressive growth stocks characterized by extreme price momentum. Consequently, we miss out on some of the high-flyers and we tend to lag the S&P modestly during this part of the cycle. However, the lagging tends not to last for long. We generally bounce back as the value/growth cycle continues. Looking forward, our view is that economic growth should continue its long expansion, however, the lack of pricing power that many firms are feeling will start to take its toll. While we are not expecting serious problems, this may not be good news for U.S. stocks.

Narayan Ramachandran
PORTFOLIO MANAGER

Eugene Flood
PORTFOLIO MANAGER

July 1998

--------------------------------------------------------------------------------
                                                      U.S. Equity Plus Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1998
--------------------------------------------------------------------------------

U.S. EQUITY PLUS PORTFOLIO
--------------------------------------------------------------------------------

                                                                  VALUE
  SHARES                                                          (000)
--------------------------------------------------------------------------

COMMON STOCKS (97.8%)
  BASIC MATERIALS (4.6%)
     ALUMINUM (0.1%)
       700  Aluminum Company of America.......................  $       46
                                                                ----------
     CHEMICALS (0.5%)
     2,100  E.I. DuPont De Nemours & Co. .....................         157
                                                                ----------
     CHEMICALS (DIVERSIFIED) (0.6%)
     3,900  Goodrich (BF) Co. ................................         193
                                                                ----------
     CHEMICALS (SPECIALTY) (0.6%)
       800  Great Lakes Chemical Corp.........................          32
     1,000  Hercules, Inc. ...................................          41
  (a)7,400  W.R. Grace & Co. .................................         126
                                                                ----------
                                                                       199
                                                                ----------
     GOLD & PRECIOUS METALS MINING (0.3%)
     2,800  Barrick Gold Corp. ...............................          54
     1,500  Newmont Mining Corp. .............................          35
                                                                ----------
                                                                        89
                                                                ----------
     IRON & STEEL (2.1%)
       600  Allegheny Teledyne, Inc. .........................          14
 (a)40,400  Armco, Inc. ......................................         257
 (a)17,700  Bethlehem Steel Corp. ............................         220
     6,000  USX -- U.S. Steel Group, Inc. ....................         198
                                                                ----------
                                                                       689
                                                                ----------
     METALS MINING (0.4%)
     8,800  Freeport-McMoRan Copper & Gold, Inc., Class B.....         134
                                                                ----------
  TOTAL BASIC MATERIALS.......................................       1,507
                                                                ----------
  CAPITAL GOODS (12.7%)
     AEROSPACE & DEFENSE (0.3%)
       800  Lockheed Martin Corp. ............................          85
       300  Northrop Grumman Corp. ...........................          31
                                                                ----------
                                                                       116
                                                                ----------
     CONTAINERS (METAL & GLASS) (0.2%)
     1,200  Crown Cork & Seal Co., Inc. ......................          57
                                                                ----------
     ELECTRICAL EQUIPMENT (4.0%)
     3,900  Emerson Electric Co. .............................         235
     9,000  General Electric Co. .............................         819
       700  Raychem Corp. ....................................          21
     4,400  Thomas & Betts Corp. .............................         217
                                                                ----------
                                                                     1,292
                                                                ----------
     ENGINEERING & CONSTRUCTION (1.3%)
     3,800  Fluor Corp........................................         194
     6,400  McDermot International, Inc. .....................         220
                                                                ----------
                                                                       414
                                                                ----------
     MACHINERY (DIVERSIFIED) (1.8%)
     3,300  Case Corp. .......................................         159
     4,200  Caterpillar, Inc. ................................         222


                                                                  VALUE
  SHARES                                                          (000)
--------------------------------------------------------------------------
     1,400  Cincinnati Milacron, Inc. ........................  $       34
     3,000  Deere & Co........................................         159
                                                                ----------
                                                                       574
                                                                ----------
     MANUFACTURING (DIVERSIFIED) (2.8%)
     3,300  Aeroquip-Vickers, Inc. ...........................         193
     2,500  Allied Signal, Inc. ..............................         111
       600  Minnesota Mining & Manufacturing Co. .............          49
     8,000  Tyco International Ltd. ..........................         504
       600  United Technologies Corp. ........................          55
                                                                ----------
                                                                       912
                                                                ----------
     OFFICE EQUIPMENT & SUPPLIES (0.9%)
     3,000  Xerox Corp. ......................................         305
                                                                ----------
     TRUCKS & PARTS (1.4%)
       400  Cummins Engine Co., Inc. .........................          21
 (a)10,400  Navistar International Corp. .....................         300
     2,800  Paccar, Inc. .....................................         146
                                                                ----------
                                                                       467
                                                                ----------
  TOTAL CAPITAL GOODS.........................................       4,137
                                                                ----------
  COMMUNICATION SERVICES (5.4%)
     TELECOMMUNICATIONS (CELLULAR/WIRELESS) (0.3%)
  (a)1,800  AirTouch Communications, Inc. ....................         105
                                                                ----------
     TELECOMMUNICATIONS (LONG DISTANCE) (2.5%)
    12,100  AT&T Corp. .......................................         691
       900  Sprint Corp. .....................................          64
  (a)1,100  WorldCom, Inc. ...................................          53
                                                                ----------
                                                                       808
                                                                ----------
     TELEPHONE (2.6%)
     2,700  Ameritech Corp. ..................................         121
       800  Bell Atlantic Corp. ..............................          37
     2,600  Bellsouth Corp. ..................................         175
     8,300  GTE Corp. ........................................         462
       800  SBC Communications, Inc. .........................          32
       700  U.S. WEST, Inc....................................          33
                                                                ----------
                                                                       860
                                                                ----------
  TOTAL COMMUNICATION SERVICES................................       1,773
                                                                ----------
  CONSUMER CYCLICALS (10.6%)
     AUTO PARTS & EQUIPMENT (0.1%)
       300  Goodyear Tire & Rubber Co. .......................          20
       500  TRW, Inc. ........................................          27
                                                                ----------
                                                                        47
                                                                ----------
     AUTOMOBILES (1.9%)
     3,400  Chrysler Corp. ...................................         192
     5,400  Ford Motor Co. ...................................         318
     1,600  General Motors Corp. .............................         107
                                                                ----------
                                                                       617
                                                                ----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
U.S. Equity Plus Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1998
--------------------------------------------------------------------------------

U.S. EQUITY PLUS PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                  VALUE
  SHARES                                                          (000)
--------------------------------------------------------------------------
  CONSUMER CYCLICALS (CONT.)
     BUILDING MATERIALS (0.2%)
       800  Armstrong World Industries, Inc. .................  $       54
                                                                ----------
     FOOTWEAR (0.1%)
  (a)1,200  Reebok International Ltd. ........................          33
                                                                ----------
     HOMEBUILDING (0.7%)
       100  Fleetwood Enterprises, Inc. ......................           4
     7,400  Pulte Corp. ......................................         221
                                                                ----------
                                                                       225
                                                                ----------
     HOUSEHOLD FURNISHINGS & APPLIANCES (0.8%)
  (a)5,100  Maytag Corp. .....................................         252
                                                                ----------
     PUBLISHING (0.3%)
     1,900  Dow Jones & Co., Inc. ............................         106
                                                                ----------
     PUBLISHING (NEWSPAPERS) (1.6%)
     4,100  Gannett Co., Inc. ................................         291
     1,700  Knight-Ridder, Inc. ..............................          94
     1,600  New York Times Co., Class A.......................         127
                                                                ----------
                                                                       512
                                                                ----------
     RETAIL (BUILDING SUPPLIES) (1.2%)
     3,800  Home Depot, Inc. .................................         316
     2,000  Lowe's Cos., Inc. ................................          81
                                                                ----------
                                                                       397
                                                                ----------
     RETAIL (GENERAL MERCHANDISE) (2.8%)
  (a)2,600  Costco Cos., Inc. ................................         164
    (a)800  Kmart Corp. ......................................          15
     3,100  Sears Roebuck & Co. ..............................         189
     8,900  Wal-Mart Stores, Inc. ............................         541
                                                                ----------
                                                                       909
                                                                ----------
     RETAIL (COMPUTERS & ELECTRONICS) (0.0%)
       200  Circuit City Stores-Circuit City Group............           9
                                                                ----------
     RETAIL (SPECIALTY) (0.5%)
     1,800  Gap, Inc. ........................................         111
       700  Ikon Office Solutions, Inc. ......................          10
     1,000  TJX Cos., Inc. ...................................          24
                                                                ----------
                                                                       145
                                                                ----------
     RETAIL (SPECIALTY/APPAREL) (0.4%)
  (a)7,500  Venator Group, Inc. ..............................         144
                                                                ----------
  TOTAL CONSUMER CYCLICALS....................................       3,450
                                                                ----------
  CONSUMER STAPLES (15.1%)
     BEVERAGES (NON-ALCOHOLIC) (2.8%)
     8,500  Coca Cola Co. ....................................         727
     4,400  PepsiCo, Inc. ....................................         181
                                                                ----------
                                                                       908
                                                                ----------


                                                                  VALUE
  SHARES                                                          (000)
--------------------------------------------------------------------------
     DISTRIBUTORS (FOOD & HEALTH) (0.7%)
     1,300  Cardinal Health, Inc. ............................  $      122
     2,400  SUPERVALU, Inc. ..................................         107
                                                                ----------
                                                                       229
                                                                ----------
     ENTERTAINMENT (1.5%)
     2,600  King World Productions, Inc. .....................          66
     1,300  The Walt Disney Co. ..............................         137
     2,000  Time Warner, Inc. ................................         171
  (a)2,000  Viacom, Inc., Class B.............................         116
                                                                ----------
                                                                       490
                                                                ----------
     FOODS (1.9%)
     2,900  Hershey Foods Corp. ..............................         200
     2,500  Ralston -- Ralston Purina Group...................         292
     1,000  Sara Lee Corp. ...................................          56
       800  Unilever N.V. (NY Shares).........................          63
                                                                ----------
                                                                       611
                                                                ----------
     HOUSEHOLD PRODUCTS (NON-DURABLES) (3.0%)
       300  Colgate Palmolive Co. ............................          26
       700  Fort James Corp. .................................          31
     3,000  Kimberly-Clark Corp. .............................         138
     8,500  Procter & Gamble Co. .............................         774
                                                                ----------
                                                                       969
                                                                ----------
     HOUSEWARES (0.0%)
       400  Tupperware Corp. .................................          11
                                                                ----------
     PERSONAL CARE (0.6%)
       300  Avon Products, Inc. ..............................          23
     3,300  Gillette Co. .....................................         187
                                                                ----------
                                                                       210
                                                                ----------
     RESTAURANTS (1.8%)
     3,500  Darden Restaurants, Inc. .........................          56
     7,800  McDonald's Corp. .................................         538
                                                                ----------
                                                                       594
                                                                ----------
     SPECIALTY PRINTING (0.4%)
     3,500  Deluxe Corp. .....................................         126
                                                                ----------
     TOBACCO (2.4%)
    14,700  Philip Morris Cos., Inc. .........................         579
     7,900  UST, Inc. ........................................         213
                                                                ----------
                                                                       792
                                                                ----------
  TOTAL CONSUMER STAPLES......................................       4,940
                                                                ----------
  ENERGY (3.8%)
     OIL & GAS (DRILLING) (2.1%)
     6,200  Dresser Industries, Inc. .........................         273
     1,400  Halliburton Co. ..................................          63
     6,700  Helmerich & Payne, Inc. ..........................         149

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                      U.S. Equity Plus Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1998
--------------------------------------------------------------------------------

U.S. EQUITY PLUS PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                  VALUE
  SHARES                                                          (000)
--------------------------------------------------------------------------

  ENERGY (CONT.)
     OIL & GAS (DRILLING) (CONT.)

  (a)5,900  Rowan Companies, Inc. ............................  $      115
     1,000  Schlumberger, Ltd. ...............................          68
                                                                ----------
                                                                       668
                                                                ----------
     OIL & GAS (EXPLORATION & DRILLING) (0.0%)
       400  Apache Corp. .....................................          12
                                                                ----------
     OIL & GAS (REFINING & MARKETING) (0.6%)
     5,300  Sun Co., Inc. ....................................         206
                                                                ----------
     OIL (INTERNATIONAL INTEGRATED) (1.1%)
     3,500  Chevron Corp. ....................................         290
       700  Mobil Corp. ......................................          54
       200  Royal Dutch Petroleum Co. ........................          11
                                                                ----------
                                                                       355
                                                                ----------
  TOTAL ENERGY................................................       1,241
                                                                ----------
  FINANCIAL (17.0%)
     BANKS (MAJOR REGIONAL) (1.5%)
     1,200  Banc One Corp. ...................................          67
     1,700  Bank of New York Co., Inc. .......................         103
       300  Fleet Financial Group, Inc. ......................          25
       400  Norwest Corp. ....................................          15
     6,600  U.S. Bancorp......................................         284
                                                                ----------
                                                                       494
                                                                ----------
     BANKS (MONEY CENTER) (6.4%)
     3,100  BankAmerica Corp. ................................         268
     9,200  Chase Manhattan Corp. ............................         694
       900  Citicorp..........................................         134
    10,500  First Union Corp. ................................         612
     4,900  NationsBank Corp. ................................         375
                                                                ----------
                                                                     2,083
                                                                ----------
     CONSUMER FINANCE (0.4%)
       500  Associates First Capital Corp. ...................          39
       500  Countrywide Credit Industries, Inc. ..............          25
       800  Providian Financial Corp. ........................          63
                                                                ----------
                                                                       127
                                                                ----------
     FINANCIAL (DIVERSIFIED) (2.1%)
       300  American Express Co. .............................          34
     5,700  Federal Home Loan Mortgage Corp. .................         268
     3,700  Federal National Mortgage Assoc...................         225
     2,600  SunAmerica, Inc. .................................         150
                                                                ----------
                                                                       677
                                                                ----------
     INSURANCE (LIFE & HEALTH) (0.1%)
       500  Torchmark Corp. ..................................          23
                                                                ----------
     INSURANCE (MULTI-LINE) (4.7%)
     2,500  American International Group, Inc. ...............         365
     3,200  CIGNA Corp. ......................................         221

                                                                  VALUE
  SHARES                                                          (000)
--------------------------------------------------------------------------
     2,900  Hartford Financial Service Group, Inc. ...........  $      332
    10,300  Travelers Group, Inc..............................         624
                                                                ----------
                                                                     1,542
                                                                ----------
     INSURANCE (PROPERTY-CASUALTY) (1.5%)
     5,400  Allstate Corp. ...................................         494
                                                                ----------
     INVESTMENT BANKING & BROKERAGE (0.3%)
     1,300  Lehman Brothers Holdings, Inc. ...................         101
                                                                ----------
  TOTAL FINANCIAL.............................................       5,541
                                                                ----------
  HEALTH CARE (10.0%)
     HEALTH CARE (DIVERSIFIED) (5.0%)
     3,900  American Home Products Corp. .....................         202
     6,700  Bristol-Myers Squibb Co. .........................         770
     4,900  Johnson & Johnson.................................         362
     4,300  Warner Lambert Co. ...............................         298
                                                                ----------
                                                                     1,632
                                                                ----------
     HEALTH CARE (DRUGS-MAJOR PHARMS) (3.8%)
     5,400  Eli Lilly & Co. ..................................         357
       900  Merck & Co., Inc. ................................         120
     6,900  Pfizer, Inc. .....................................         750
                                                                ----------
                                                                     1,227
                                                                ----------
     HEALTH CARE (HOSPITAL MANAGEMENT) (0.0%)
       500  Columbia/HCA Healthcare Corp. ....................          14
                                                                ----------
     HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES) (1.1%)
     2,000  Becton Dickinson & Co. ...........................         155
    (a)200  Boston Scientific Corp. ..........................          14
     1,400  Guidant Corp. ....................................         100
     1,200  Medtronic, Inc. ..................................          77
                                                                ----------
                                                                       346
                                                                ----------
     HEALTH CARE (SPECIALIZED SERVICES) (0.1%)
    (a)900  Alza Corp., Class A...............................          39
                                                                ----------
  TOTAL HEALTH CARE...........................................       3,258
                                                                ----------
  TECHNOLOGY (13.3%)
     COMMUNICATION EQUIPMENT (2.0%)
  (a)1,800  Andrew Corp. .....................................          33
     6,800  Lucent Technologies, Inc. ........................         566
       600  Northern Telecom Ltd. ............................          34
    (a)300  Tellabs, Inc. ....................................          21
                                                                ----------
                                                                       654
                                                                ----------
     COMPUTERS (HARDWARE) (2.8%)
  (a)1,000  Apple Computer, Inc. .............................          29
     2,000  Compaq Computer Corp. ............................          57
  (a)2,800  Dell Computer Corp. ..............................         260
  (a)1,200  Gateway 2000, Inc. ...............................          61
     2,600  Hewlett Packard Co. ..............................         155
     2,400  International Business Machines Corp. ............         275
  (a)1,500  Sun Microsystems, Inc. ...........................          65
                                                                ----------
                                                                       902
                                                                ----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
U.S. Equity Plus Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1998
--------------------------------------------------------------------------------

U.S. EQUITY PLUS PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                  VALUE
  SHARES                                                          (000)
--------------------------------------------------------------------------
  TECHNOLOGY (CONT.)
     COMPUTERS (NETWORKING) (0.6%)
  (a)2,300  Cisco Systems, Inc. ..............................  $      212
                                                                ----------
     COMPUTERS (PERIPHERALS) (0.4%)
  (a)3,000  EMC Corp. ........................................         134
                                                                ----------
     COMPUTERS (SOFTWARE & SERVICES) (5.8%)
     3,500  Computer Associates International, Inc. ..........         195
       900  Computer Sciences Corp. ..........................          58
     1,400  HBO & Co. ........................................          49
 (a)12,400  Microsoft Corp. ..................................       1,344
  (a)9,700  Oracle Corp. .....................................         238
                                                                ----------
                                                                     1,884
                                                                ----------
     ELECTRONICS (SEMICONDUCTORS) (1.6%)
     6,900  Intel Corp. ......................................         511
                                                                ----------
     SERVICES (COMPUTER SYSTEMS) (0.1%)
       300  Shared Medical Systems Corp. .....................          22
                                                                ----------
  TOTAL TECHNOLOGY............................................       4,319
                                                                ----------
  TRANSPORTATION (1.3%)
     AIRLINES (0.8%)
  (a)1,600  AMR Corp. ........................................         133
     1,000  Delta Air Lines, Inc. ............................         129
                                                                ----------
                                                                       262
                                                                ----------
     RAILROADS (0.5%)
     1,800  Burlington Northern Santa Fe Corp. ...............         177
                                                                ----------
  TOTAL TRANSPORTATION........................................         439
                                                                ----------
  UTILITIES (4.0%)
     ELECTRIC COMPANIES (3.5%)
     5,800  Cinergy Corp. ....................................         203
     5,400  Dominion Resources, Inc. .........................         220
     4,600  Edison International..............................         136
     2,900  FPL Group, Inc. ..................................         183
       300  Firstenergy Corp. ................................           9
     1,100  GPU, Inc. ........................................          42
     5,600  PECO Energy Co. ..................................         163
     3,800  PP&L Resources, Inc. .............................          86
     2,500  Texas Utilities Co. ..............................         104
                                                                ----------
                                                                     1,146
                                                                ----------
     NATURAL GAS (0.5%)
     1,400  Coastal Corp. ....................................          98
       900  Columbia Energy Group.............................          50
       200  NICOR, Inc. ......................................           8
                                                                ----------
                                                                       156
                                                                ----------
  TOTAL UTILITIES.............................................       1,302
                                                                ----------
TOTAL COMMON STOCKS (Cost $30,298)............................      31,907
                                                                ----------

   FACE
  AMOUNT                                                          VALUE
  (000)                                                           (000)
--------------------------------------------------------------------------

SHORT TERM INVESTMENT (1.2%)
  REPURCHASE AGREEMENT (1.2%)
$      399  Chase Securities, Inc. 5.40%, dated 6/30/98, due
              7/01/98, to be repurchased at $399,
              collateralized by U.S. Treasury Bonds, 8.875%,
              due 2/15/19, valued at $409
              (Cost $399).....................................  $      399
                                                                ----------
TOTAL INVESTMENTS (99.0%) (Cost $30,697)......................      32,306
                                                                ----------

OTHER ASSETS (1.3%)
  Cash................................................  $        1
  Receivable for Portfolio Shares Sold................         403
  Dividends Receivable................................          38       442
                                                        ----------
LIABILITIES ( - 0.3%)
  Payable for Portfolio Shares Redeemed...............         (31)
  Investment Advisory Fees Payable....................         (28)
  Custodian Fees Payable..............................          (4)
  Administrative Fees Payable.........................          (4)
  Directors' Fees & Expenses Payable..................          (1)
  Distribution Fee Payable............................          (1)
  Other Liabilities...................................         (37)     (106)
                                                        ----------  --------
NET ASSETS (100%).................................................  $ 32,642
                                                                    --------
                                                                    --------

NET ASSETS CONSIST OF:
Paid in Capital.................................................  $ 28,388
Undistributed Net Investment Income.............................       131
Accumulated Net Realized Gain...................................     2,514
Unrealized Appreciation on Investments..........................     1,609
                                                                  --------
NET ASSETS......................................................  $ 32,642
                                                                  --------
                                                                  --------

CLASS A:
----------------------------------------------------------------
NET ASSETS......................................................   $31,504
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 2,659,806 outstanding $0.001 par value shares
  (authorized 500,000,000 shares)...............................    $11.84
                                                                  --------
                                                                  --------
CLASS B:
----------------------------------------------------------------
NET ASSETS......................................................    $1,138
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 96,193 outstanding $0.001 par value shares
  (authorized 500,000,000 shares)...............................    $11.83
                                                                  --------
                                                                  --------

------------------------------------------------------------

(a)   --  Non-income producing security

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                      U.S. Equity Plus Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
U.S. REAL ESTATE PORTFOLIO

COMPOSITION OF NET ASSETS (AT JUNE 30, 1998)
---------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Diversified                 7.6%
Lodging/Resorts             8.2%
Office/Industrial          38.0%
Other Common Stock          0.9%
Residential                19.3%
Retail                     17.4%
Self Storage                4.4%
Other                       4.2%

PERFORMANCE COMPARED TO THE NATIONAL ASSOCIATION OF REAL ESTATE INVESTMENT TRUSTS (NAREIT) EQUITY INDEX(1)
----------------------------------------------

                                     TOTAL RETURNS(2)
                        -------------------------------------------
                                                   AVERAGE ANNUAL
                           YTD        ONE YEAR     SINCE INCEPTION
                        ----------  ------------  -----------------
PORTFOLIO -- CLASS
A.....................     - 5.23%        8.50%          23.79%
PORTFOLIO -- CLASS
B.....................     - 5.43         8.20           22.63
INDEX -- CLASS A......     - 5.03         8.05           18.74
INDEX -- CLASS B......     - 5.03         8.05           19.08

1. The NAREIT Equity Index is an unmanaged market weighted index of tax qualified REITs listed on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System, including dividends.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------------------------------------

THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The U.S. Real Estate Portfolio seeks to provide above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts ("REITS").

For the six months ended June 30, 1998, the Portfolio had a total return of
 - 5.23% for the Class A shares and - 5.43% for the Class B shares compared to a total return of - 5.03% for the National Association of Real Estate Investment Trusts (NAREIT) Equity Index (the "Index"). For the one year ended June 30, 1998, the Portfolio had a total return of 8.50% for the Class A shares and 8.20% for the Class B shares compared to 8.05% for the Index. From inception on February 24, 1995 through June 30, 1998, the average annual total return of the Class A shares was 23.79% compared to 18.74% for the Index. From inception on January 2, 1996 through June 30, 1998, the average annual total return of the Class B shares was 22.63% compared to 19.08% for the Index.

Following a difficult first quarter, the second quarter provided very little for REIT investors to cheer about. The Index declined 4.59% for the quarter and is now down 5.03% year-to-date. In the first quarter the key reason for the difficulties in REIT prices appeared to be technical -- the continued strength in the U.S. equity market led many non-dedicated real estate investors to move funds to the broad market from the REIT sector. However, in the second quarter the discussion with regard to the continuation of price weakness led to a greater focus on real estate fundamentals going forward. As the U.S. real estate cycle continues to age, the level of new construction has begun to raise concerns among a spectrum of public and private real estate industry participants. Markets are now being gauged for a view as to when supply will surpass demand. Since the public market tends to look forward, we can expect multiples to contract in anticipation of a deterioration in fundamentals.

After three years of strong performance, the sector is faced with competing rallying cries of both REIT bulls and bears. One group of analysts finds value in the sector by demonstrating the large disparity between the relative average multiple of the S&P 500 versus REITs. These analysts also cite REITs for their defensive characteristics and for providing portfolio diversification. The bears point to the cyclical nature of the real estate asset class and argue that multiples have begun to contract in anticipation of a slowdown in the rate of return in U.S. commercial real estate

--------------------------------------------------------------------------------
U.S. Real Estate Portfolio

                                      110
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--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
U.S. REAL ESTATE PORTFOLIO (CONT.)
and an eventual downturn in capital values. Other favorite criticisms brought forth by the bears include the notion that REITs' reliance on raising equity capital to grow creates a supply-demand imbalance for REIT shares, thus keeping a ceiling on share prices. This opinion reflects the idea that non-dedicated investors will continue to avoid the sector; in addition, it is not clear how much demand will be provided by value-oriented investors or those investors searching for defensive vehicles.

As we have discussed, the multifamily and industrial markets have already achieved equilibrium, with limited pockets of current supply problems. Despite a rapidly accelerating pace of new office development, the potential for widespread occupancy pressures from this sector does not appear on the horizon until 1999 or 2000. New development is confined primarily to sunbelt suburban locations and is only lightly scattered in a number of central business districts. In the hotel sector, although recent concerns were focused on the limited service segment of the market, the cautionary yellow flag is now being waved for each of the categories. The reason that potential oversupply in the hotel sector creates greater concern than other sectors is that the typical lease in a hotel is for only one night and, as a result, economics can deteriorate rapidly. In light of the strong economy, retail sales have been buoyant resulting in strong results for retailers and greater demand to open new stores. We expect new development to meet this demand.

It is not surprising that the equity offering calendar has become very light and the few deals that were completed in the quarter were priced at far lower levels than were desired by issuers. We expect that, given current valuations, a number of the IPOs that have been filed will be postponed until the market can recover. In addition, a number of companies that have made large acquisitions and had expected to complete equity follow-on offerings need to study their alternatives carefully. Clearly, if current pricing levels persist, the rapid pace of equity securitization will slow as companies will be reluctant (or unable) to raise equity capital to finance their growth. This should apply to both acquisitions financed by cash as well as the trend of trading property for shares with institutional investors and private companies. Finally, we expect that the merger environment may heat-up as some companies are trading at or below valuation levels that approximate their private real estate value.

The current market also may require a change of focus by the majority of the REIT analyst community. The recent focus has been on setting targets for a company's annual acquisitions pace and utilizing these targets to establish estimates of funds from operations ("FFO") per share. Since this analysis is highly dependent on projecting future equity issuance and the corresponding price for that issuance, current FFO estimates have become suspect. Our style of focusing on net asset value ("NAV") per share does not face this issue. However, to the extent we have attributed some portion of the NAV to "development value" we must analyze the feasibility of a REIT completing its identified projects. We have spent considerable time discussing the attitude of management toward enhancing shareholder value by focusing on internal growth, development and redevelopment of assets as well as stock buybacks and the sale of non-strategic assets.

The REIT market has come under pressure by selling from non-dedicated investors; these investors were most heavily concentrated in the larger capitalization companies, particularly those companies focusing in the office and hotel sectors (which have been the two best performing sectors over the course of the last three years). We have continued to shape the Portfolio with companies offering attractive fundamental valuations relative to their underlying real estate value. As a result, we have added a number of large cap companies that have faced the greatest price compression. From a top-down perspective, we have significantly added to the office sector as a result of price declines. We have attempted to overweight the office sector previously due to favorable fundamentals, but lofty prices caused us to temper that overweighting. These high prices had been the result of external growth expectations, which are in the process of being downgraded. Despite the price pressure in the hotel sector, we have modestly decreased our exposure due to the concerns discussed above. In order to pay for the addition to office, we have decreased our exposure to both multifamily and healthcare. These two sectors have been modestly valued and have not suffered the same declines in share price.

Russell C. Platt
PORTFOLIO MANAGER

Theodore R. Bigman
PORTFOLIO MANAGER

July 1998

--------------------------------------------------------------------------------
                                                      U.S. Real Estate Portfolio

                                      111
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        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1998
--------------------------------------------------------------------------------

U.S. REAL ESTATE PORTFOLIO
--------------------------------------------------------------------------------

                                                                       VALUE
    SHARES                                                             (000)
------------------------------------------------------------------------------

COMMON STOCKS (93.5%)
  DIVERSIFIED (7.6%)
        65,200    Capital Automotive REIT..........................  $     925
       388,200    Pacific Gulf Properties, Inc. REIT...............      8,395
       239,200    Pennsylvania REIT................................      5,307
        67,100    Vornado Realty Trust REIT........................      2,663
    (a)654,898    Wellsford Real Properties, Inc...................      9,250
                                                                     ---------
                                                                        26,540
                                                                     ---------
  LODGING/RESORTS (8.2%)
    (a)179,500    CapStar Hotel Co. ...............................      5,026
    (a)300,100    Host Marriott Corp...............................      5,346
    (a)108,700    John Q Hammons Hotels, Inc., Class A.............        768
       327,537    Starwood Lodging Trust REIT......................     15,824
    (a)105,000    Station Casinos, Inc.............................      1,542
                                                                     ---------
                                                                        28,506
                                                                     ---------
  OFFICE/INDUSTRIAL (36.9%)
     INDUSTRIAL (2.2%)
        43,700    Meridian Industrial Trust, Inc. REIT.............      1,005
       383,100    Prime Group Realty Trust REIT....................      6,561
                                                                     ---------
                                                                         7,566
                                                                     ---------
     OFFICE/INDUSTRIAL MIXED (3.4%)
        87,200    Bedford Property Investors, Inc. REIT............      1,591
       164,000    Reckson Associates Realty Corp. REIT.............      3,875
       168,400    Spieker Properties, Inc. REIT....................      6,526
                                                                     ---------
                                                                        11,992
                                                                     ---------
     OFFICE (31.3%)
       677,600    Arden Realty, Inc. REIT..........................     17,533
  (a,d)335,100    Beacon Capital Partners, Inc.....................      6,702
       578,454    Brandywine Realty Trust REIT.....................     12,943
       866,200    Brookfield Properties Corp.......................     11,922
       600,800    CarrAmerica Realty Corp. REIT....................     17,048
        13,200    Crescent Real Estate Equities, Inc...............        444
       420,527    Equity Office Properties Trust REIT..............     11,932
       592,200    Great Lakes, Inc. REIT...........................     10,326
       165,900    Kilroy Realty Corp. REIT.........................      4,147
       154,500    Mack-Cali Realty Corp. REIT......................      5,311
       255,700    SL Green Realty Corp. REIT.......................      5,753
       243,900    Trizec Hahn Corp.................................      5,229
                                                                     ---------
                                                                       109,290
                                                                     ---------
  TOTAL OFFICE/INDUSTRIAL..........................................    128,848
                                                                     ---------
  OTHER (0.4%)
       580,384    Atlantic Gulf Communities Corp...................      1,197
     (a)27,056    Reckson Services Industries, Inc.................         90
                                                                     ---------
                                                                         1,287
                                                                     ---------
  RESIDENTIAL (19.3%)
     APARTMENTS (13.6%)
       366,400    Avalon Bay Communities, Inc. REIT................     13,923
       102,800    Equity Residential Properties Trust REIT.........      4,877
       383,200    Essex Property Trust, Inc. REIT..................     11,879


                                                                       VALUE
    SHARES                                                             (000)
------------------------------------------------------------------------------
       188,800    Irvine Apartment Communities, Inc. REIT..........  $   5,463
       448,810    Security Capital Atlantic, Inc. REIT.............     10,014
        34,200    Security Capital Pacific Trust REIT..............        770
        18,100    Smith (Charles E.) Residential Realty, Inc.
                    REIT...........................................        579
                                                                     ---------
                                                                        47,505
                                                                     ---------
     MANUFACTURED HOMES (5.7%)
       580,952    Chateau Communities, Inc. REIT...................     16,702
        32,800    Manufactured Home Communities, Inc. REIT.........        791
        69,700    Sun Communities, Inc. REIT.......................      2,309
                                                                     ---------
                                                                        19,802
                                                                     ---------
  TOTAL RESIDENTIAL................................................     67,307
                                                                     ---------
  RETAIL (16.7%)
     REGIONAL MALLS (7.0%)
       173,500    CBL & Associates Properties, Inc. REIT...........      4,207
       983,400    Taubman Centers, Inc. REIT.......................     14,013
       191,300    Urban Shopping Centers, Inc. REIT................      6,026
         2,000    Westfield America, Inc. REIT.....................         37
                                                                     ---------
                                                                        24,283
                                                                     ---------
     STRIP CENTERS (9.7%)
       765,100    Burnham Pacific Property Trust REIT..............     10,855
       585,400    Federal Realty Investment Trust REIT.............     14,086
       211,900    Pan Pacific Retail Properties, Inc. REIT.........      4,106
         2,200    Ramco-Gershenson Properties Trust REIT...........         42
       196,600    Regency Realty Corp. REIT........................      4,940
                                                                     ---------
                                                                        34,029
                                                                     ---------
  TOTAL RETAIL.....................................................     58,312
                                                                     ---------
  SELF STORAGE (4.4%)
       352,010    PS Business Parks, Inc. REIT.....................      8,272
       106,100    Public Storage, Inc. REIT........................      2,971
       145,100    Shurgard Storage Centers, Inc., Series A REIT....      4,027
                                                                     ---------
                                                                        15,270
                                                                     ---------
TOTAL COMMON STOCKS (Cost $314,412)................................    326,070
                                                                     ---------
PREFERRED STOCK (0.7%)
  RETAIL (0.7%)
     STRIP CENTERS (0.7%)
        80,400    First Washington Realty Trust, Series A REIT
                    (Cost $2,251)..................................      2,329
                                                                     ---------
CONVERTIBLE PREFERRED STOCKS (0.4%)
  OTHER (0.4%)
    (a)107,021    Atlantic Gulf Communities Corp...................        749
     (a)75,765    Altantic Gulf Communities Corp., Series B........        530
                                                                     ---------
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $1,828)...................      1,279
                                                                     ---------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
U.S. Real Estate Portfolio

                                      112
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        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1998
--------------------------------------------------------------------------------

U.S. REAL ESTATE PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

    NO. OF                                                             VALUE
   WARRANTS                                                            (000)
------------------------------------------------------------------------------

WARRANTS (0.4%)
  OFFICE/INDUSTRIAL (0.3%)
     INDUSTRIAL (0.3%)
    (a)184,843    Meridian Industrial Trust, Inc. REIT, expiring
                    2/23/99........................................  $   1,201
                                                                     ---------
  OTHER (0.1%)
  (a,d)112,509    Atlantic Gulf Communities Corp., Class A,
                    expiring 6/24/04...............................         56
  (a,d)112,509    Atlantic Gulf Communities Corp., Class B,
                    expiring 6/24/04...............................         56
  (a,d)112,509    Atlantic Gulf Communities Corp., Class C,
                    expiring 6/24/04...............................         56
                                                                     ---------
                                                                           168
                                                                     ---------
TOTAL WARRANTS (Cost $300).........................................      1,369
                                                                     ---------

     FACE
    AMOUNT
    (000)
--------------

CORPORATE BOND (0.8%)
  OFFICE/INDUSTRIAL (0.8%)
     OFFICE (0.8%)
$        2,934    Brookfield Properties Corp.
                    6.00%, 2/14/07 (Cost $2,274)...................      2,892
                                                                     ---------
SHORT-TERM INVESTMENT (1.9%)
  REPURCHASE AGREEMENT (1.9%)
         6,627    Chase Securities, Inc. 5.40%, dated 6/30/98, due
                    7/01/98, to be repurchased at $6,628,
                    collateralized by U.S. Treasury Bonds, 11.25%,
                    due 2/15/15, valued at $6,774 (Cost $6,627)....      6,627
                                                                     ---------

                                                                      VALUE
                                                                      (000)
------------------------------------------------------------------------------

TOTAL INVESTMENTS (97.7%) (Cost $327,692).........................  $  340,566
                                                                    ----------
OTHER ASSETS (3.5%)
  Cash................................................  $       33
  Receivable for Investments Sold.....................       9,013
  Dividends Receivable................................       2,887
  Receivable for Portfolio Shares Sold................          79
  Interest Receivable.................................          57
  Other...............................................         203      12,272
                                                        ----------
LIABILITIES ( - 1.2%)
  Payable for Investments Purchased...................      (3,372)
  Investment Advisory Fees Payable....................        (685)
  Administrative Fees Payable.........................         (42)
  Custodian Fees Payable..............................         (15)
  Directors' Fees & Expenses Payable..................         (12)
  Distribution Fee Payable............................         (12)
  Other Liabilities...................................         (53)     (4,191)
                                                        ----------  ----------
NET ASSETS (100%).................................................  $  348,647
                                                                    ----------
                                                                    ----------

NET ASSETS CONSIST OF:
Paid in Capital...................................................  $  316,264
Undistributed Net Investment Income...............................       3,174
Accumulated Net Realized Gain.....................................      16,335
Unrealized Appreciation on Investments............................      12,874
                                                                    ----------
NET ASSETS........................................................  $  348,647
                                                                    ----------
                                                                    ----------

CLASS A:
------------------------------------------------------------------
NET ASSETS........................................................  $  329,871
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 22,765,858 outstanding $0.001 par value Shares
  (authorized 500,000,000 shares).................................      $14.49
                                                                    ----------
                                                                    ----------
CLASS B:
------------------------------------------------------------------
NET ASSETS........................................................     $18,776
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 1,300,786 outstanding $0.001 par value Shares
  (authorized 500,000,000 shares).................................      $14.43
                                                                    ----------
                                                                    ----------

------------------------------------------------------------

(a)   --  Non-income producing security
(d) -- Security is valued at fair value -- see note A-1 to financial statements.
REIT  --  Real Estate Investment Trust

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                      U.S. Real Estate Portfolio

                                      113
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        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
VALUE EQUITY PORTFOLIO

COMPOSITION OF NET ASSETS (AT JUNE 30, 1998)
---------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Basic Materials               4.0%
Capital Goods                17.8%
Communication Services        9.5%
Consumer Cyclicals            8.5%
Consumer Staples              2.1%
Energy                        8.0%
Financial                    27.8%
Health Care                   1.0%
Technology                    8.3%
Transportation                4.7%
Utilities                     5.8%
Other                         2.5%

PERFORMANCE COMPARED TO THE S&P 500 INDEX AND THE
INDATA EQUITY-MEDIAN INDEX(1)
-----------------------------------------------

                                               TOTAL RETURNS(2)
                               -------------------------------------------------
                                                         AVERAGE      AVERAGE
                                                         ANNUAL        ANNUAL
                                                          FIVE         SINCE
                                  YTD       ONE YEAR      YEARS      INCEPTION
                               ----------  ----------  -----------  ------------
PORTFOLIO -- CLASS A.........      10.78%      26.11%       19.51%       15.35%
PORTFOLIO -- CLASS B.........      10.68       25.91          N/A        23.39
S&P 500 INDEX -- CLASS A.....      17.71       30.17        23.08        19.00
S&P 500 INDEX -- CLASS B.....      17.71       30.17          N/A        29.79
INDATA EQUITY-MEDIAN INDEX --
  CLASS A....................      13.86       27.18        20.19        17.33
INDATA EQUITY-MEDIAN INDEX --
  CLASS B....................      13.86       27.18          N/A        26.07

1. The S&P 500 and the Indata Equity-Median Index are unmanaged indicies of common stocks. The Indata Equity-Median Index includes an average asset allocation of 8.8% cash and 91.2% equity based on $517 billion in assets among 1,141 portfolios for the period ended June 30, 1998.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------------------------------------

THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Our value investment philosophy for the Value Equity Portfolio is based on the premise that a diversified portfolio of undervalued securities should outperform the market over the long-term, and would be expected to preserve principal in a difficult market environment.

Key aspects of our philosophy are as follows:

    Reversion to mean valuation levels (return to the long-term average) is the most consistent and powerful force in investing.

    We buy companies selling at less than our research measures to be their true worth.

    Our Portfolio is characterized by a distinctly below average price-to-earnings ratio, price-to-book ratio, and a high dividend yield.

    We limit our universe of investments to larger, liquid stocks. This is a list similar to the S&P 500.

For the six months ended June 30, 1998, the Portfolio had a total return of 10.78% for the Class A shares and 10.68% for the Class B shares compared to a total return of 17.71% for the S&P 500 Index and 13.86% for the Indata Equity-Median Index. For the one year ended June 30, 1998, the Portfolio had a total return of 26.11% for the Class A shares and 25.91% for the Class B shares compared to a total return of 30.17% for the S&P 500 Index and 27.18% for the Indata Equity-Median Index. For the five-year period ended June 30, 1998, the average annual total return of Class A was 19.51% compared to 23.08% for the S&P 500 Index and 20.19% for the Indata Equity-Median Index. From inception on January 31, 1990 through June 30, 1998, the average annual total return of Class A was 15.35% compared to 19.00% for the S&P 500 Index and 17.33% for the Indata Equity-Median Index. From inception on January 2, 1996 through June 30, 1998, the average annual total return of Class B was 23.39% compared to 29.79% for the S&P 500 Index and 26.07% for the Indata Equity-Median Index.

For the second quarter ended June 30, 1998, the Portfolio had a total return of
 - 2.34% for the Class A shares and - 2.39% for the Class B shares compared to 3.30% for the S&P 500 Index and 1.44% for the Indata Equity-Median Index. According to LIPPER MUTUAL FUNDS QUARTERLY, the average Equity-Income mutual fund (value-style fund) had a return of - 1.0% in the quarter ended June 30, 1998, and 9.6% for the six months ended June 30, 1998.

--------------------------------------------------------------------------------
Value Equity Portfolio

                                      114
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        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
VALUE EQUITY PORTFOLIO (CONT.)

The Portfolio holds undervalued companies with a wide valuation gap as compared to the characteristics of the S&P 500:

                    1998 CAP-WEIGHTED
                             PRICE-EARNINGS PRICE-TO-BOOK
                             -------------  -------------
Portfolio..................      14.9X          3.4X
S&P 500....................      23.4X          5.9X

Mega-cap stocks dominated performance in the first half of 1998 resulting in extremely narrow performance within the S&P 500. The top four stocks in the index contributed 20% of the performance of the index, and the top 100 contributed approximately 75%. This environment has made it very difficult for active managers to outperform, as most manage equally-weighted portfolios and are underweight the largest and most influential stocks. The S&P 500 Index, on an equally-weighted basis, returned 11.6% for the six months ended June 30, 1998, compared to the market cap-weighted index return of 17.7%. The divergence in performance is even more pronounced when comparing small and large cap indexes. The larger cap Russell 1000 Index returned 16.2% while the smaller cap Russell 2000 Index returned 4.9% for the six months ended June 30, 1998. Within the large cap indexes, growth stocks dominated value.

Contributing to this flight to safety in the mega cap stocks are concerns over Asia, the continued flow of negative news from that region and the uncertain impact on corporate profits. Fears of recession, as the economy has slowed from the first quarter, and deflation fears has led to underperformance of cyclical stocks and commodity based stocks. Both U.S. investors and accelerating cash flows from foreign investors have sought the safety and comfort of large, liquid, well known names. We believe the odds of the continued dominance by the mega-cap stocks are limited by valuation.

During the first half, the best performing sectors in the Portfolio, on an absolute basis, were health care, up 28%, transportation, up 20%, and technology, up 19%. Underperforming sectors included capital goods, down 22%, and consumer non-durables and multi-industry, both down 11%. The best performing stocks in the first half were Gulfstream Aerospace, up 59%, Phillips, up 42%, Chase Manhattan, up 39%, and American General, up 33%. Stocks providing the biggest disappointment included Case, down 20%, Philip Morris, down 11%, AT&T, down 6%, and Ashland, down 3%.

The more significant changes we made to the Portfolio in the first half included increasing our exposure in the aircraft sector which, when combined with the specific stocks selected, contributed positively to performance. Gulfstream Aerospace, a position re-established during the second quarter, was the top performing stock of the Portfolio. We also added to United Technologies, established a position in Cordant Technologies (formerly Thiokol) and swapped the position in Lockheed Martin for a smaller one in Northrop Grumman.

In consumer non-durables, we sold the RJR Nabisco position in the mid thirties, as the tobacco legislative outlook deteriorated in Congress. At the same time, we slightly decreased the position in Philip Morris, a less contrarian tobacco name which is financially stronger to weather the coming tobacco battles, and added Loews Corp. In consumer durables, we sold the Borg Warner position as a sales shortfall in Korea and Japan combined with lower than expected Ford orders resulted in flat earnings versus expectations of up 10%. Case Corp. has became one of our larger holdings due to its attractive valuation, 10% earnings per share growth and recent stock buyback announcement. Although estimates have come down slightly, business fundamentals are strong, they signed a very good long term UAW labor contract, but have suffered delayed shipments to the Former Soviet Union. We also recently added Navistar to the Portfolio.

Our work to decrease the contrarian bets did pay off as we eliminated Louisiana Pacific, Ryder, Georgia Pacific, Phelps Dodge and Woolworth, at prices above quarter end prices, on average. In each case the business fundamentals continue to deteriorate. In the chemical sector, we established a new position in Millennium Chemicals while reducing the position in DuPont. In the transportation area, we sold American Airlines, while adding to Continental Airlines. Traffic growth is above average, Continental hubs are underserved, and management is buying back stock. We believe the proposed Continental/Northwest alliance will yield significant long term benefits to both carriers.

Compared to the S&P 500 Index, we continue to overweight utilities and financial services, where we recently added positions in industry leaders Citicorp and Allstate. We continue to underweight technology and health care.

Stephen C. Sexauer
PORTFOLIO MANAGER

Philip W. Friedman
PORTFOLIO MANAGER

July 1998

--------------------------------------------------------------------------------
                                                          Value Equity Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1998
--------------------------------------------------------------------------------

VALUE EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                                                                 VALUE
  SHARES                                                         (000)
------------------------------------------------------------------------

COMMON STOCKS (97.5%)
  BASIC MATERIALS (4.0%)
    12,600  E.I. DuPont de Nemours & Co. .....................  $    940
    61,500  Millennium Chemicals, Inc. .......................     2,083
    23,100  Olin Corp. .......................................       963
                                                                --------
                                                                   3,986
                                                                --------
  CAPITAL GOODS (17.8%)
    81,500  Case Corp. .......................................     3,932
    58,700  Cordant Technologies, Inc. .......................     2,708
 (a)28,300  Gulfstream Aerospace Corp. .......................     1,316
 (a)44,300  Navistar International Corp. .....................     1,279
    20,900  Northrop Grumman Corp. ...........................     2,155
    10,400  Philips Electronics N.V. (NY Shares)..............       884
    45,300  Steelcase, Inc. ..................................     1,178
    45,300  United Technologies Corp. ........................     4,190
                                                                --------
                                                                  17,642
                                                                --------
  COMMUNICATION SERVICES (9.5%)
    40,200  AT&T Corp. .......................................     2,296
    49,800  Bell Atlantic Corp. ..............................     2,272
    33,000  Sprint Corp. .....................................     2,327
    53,900  U.S. WEST, Inc. ..................................     2,533
                                                                --------
                                                                   9,428
                                                                --------
  CONSUMER CYCLICALS (8.5%)
    39,000  General Motors Corp. .............................     2,606
    21,900  J.C. Penney Co., Inc. ............................     1,584
    98,766  Meritor Automotive, Inc. .........................     2,370
    67,900  Ogden Corp. ......................................     1,880
                                                                --------
                                                                   8,440
                                                                --------
  CONSUMER STAPLES (2.1%)
    52,300  Philip Morris Cos., Inc. .........................     2,059
                                                                --------
  ENERGY (8.0%)
    49,000  Ashland, Inc. ....................................     2,530
    18,500  Atlantic Richfield Co.............................     1,445
    17,400  Mobil Corp........................................     1,333
    77,100  USX-Marathon Group................................     2,645
                                                                --------
                                                                   7,953
                                                                --------
  FINANCIAL (27.8%)
    25,000  Allstate Corp.....................................     2,289
    33,500  American General Corp.............................     2,385
    19,130  Banc One Corp.....................................     1,068
    25,800  BankAmerica Corp..................................     2,231
    32,800  BankBoston Corp...................................     1,825
    20,100  Bankers Trust (New York) Corp.....................     2,333
    32,200  Chase Manhattan Corp..............................     2,431
    13,200  Citicorp..........................................     1,970
    24,300  Fleet Financial Group, Inc........................     2,029
    34,800  Lincoln National Corp.............................     3,180
    12,700  Loews Corp........................................     1,106
    14,700  Mellon Bank Corp..................................     1,023


                                                                 VALUE
  SHARES                                                         (000)
------------------------------------------------------------------------
    31,800  PNC Bank Corp.....................................  $  1,711
    47,500  St. Paul Cos., Inc................................     1,998
                                                                --------
                                                                  27,579
                                                                --------
  HEALTH CARE (1.0%)
    20,200  Bausch & Lomb, Inc. ..............................     1,013
                                                                --------
  TECHNOLOGY (8.3%)
    70,200  Harris Corp.......................................     3,137
 (a)37,900  Litton Industries, Inc. ..........................     2,236
 (a)16,100  Seagate Technology, Inc. .........................       383
    43,778  Texas Instruments, Inc. ..........................     2,553
                                                                --------
                                                                   8,309
                                                                --------
  TRANSPORTATION (4.7%)
 (a)76,600  Continental Airlines, Inc., Class B...............     4,663
                                                                --------
  UTILITIES (5.8%)
    80,600  NIPSCO Industries, Inc. ..........................     2,257
    43,100  Pinnacle West Capital Corp. ......................     1,940
    37,500  Texas Utilities Co. ..............................     1,561
                                                                --------
                                                                   5,758
                                                                --------
TOTAL COMMON STOCKS (Cost $82,273)............................    96,830
                                                                --------

   FACE
  AMOUNT
  (000)
----------

SHORT TERM INVESTMENT (0.8%)
  REPURCHASE AGREEMENT (0.8%)
$      736  Chase Securities, Inc. 5.40%, dated 6/30/98, due
              7/01/98, to be repurchased at $736,
              collateralized by U.S. Treasury Bonds, 11.25%,
              due 2/15/15, valued at $756 (Cost $736).........         736
                                                                ----------

TOTAL INVESTMENTS (98.3%) (Cost $83,009)...........................    97,566
                                                                      --------
OTHER ASSETS (2.4%)
  Receivable for Investments Sold.........................  $ 2,243
  Dividends Receivable....................................      145
  Receivable for Portfolio Shares Sold....................        1
  Other...................................................       14     2,403
                                                            -------
LIABILITIES ( - 0.7%)
  Payable for Investments Purchased.......................     (422)
  Investment Advisory Fees Payable........................     (109)
  Payable for Portfolio Shares Redeemed...................      (32)
  Administrative Fees Payable.............................      (13)
  Directors' Fees & Expenses Payable......................       (7)
  Custodian Fees Payable..................................       (6)
  Distribution Fee Payable................................       (2)
  Other Liabilities.......................................     (115)     (706)
                                                            -------   --------
NET ASSETS (100%)..................................................   $99,263
                                                                      --------
                                                                      --------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Value Equity Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1998
--------------------------------------------------------------------------------

VALUE EQUITY PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                       AMOUNT
                                                                       (000)
------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Paid in Capital..............................................  $   64,667
Undistributed Net Investment Income..........................         342
Accumulated Net Realized Gain................................      19,697
Unrealized Appreciation on Investments.......................      14,557
                                                               -----------
NET ASSETS...................................................  $   99,263
                                                               -----------
                                                               -----------

CLASS A:
-------------------------------------------------------------
NET ASSETS...................................................      $96,806
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 6,442,774 outstanding $0.001 par value shares
  (authorized 500,000,000 shares)............................       $15.03
                                                               -----------
                                                               -----------
CLASS B:
-------------------------------------------------------------
NET ASSETS...................................................       $2,457
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 163,938 outstanding $0.001 par value shares
  (authorized 500,000,000 shares)............................       $14.99
                                                               -----------
                                                               -----------

------------------------------------------------------------

(a)   --  Non-income producing security

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                          Value Equity Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
BALANCED PORTFOLIO

COMPOSITION OF NET ASSETS (AT JUNE 30, 1998)
---------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Aerospace                         6.9%
Banking                           7.7%
Capital Goods                     3.3%
Chemicals                         0.6%
Communications                    3.6%
Consumer--Durables                1.9%
Consumer--Retail                  0.9%
Consumer--Service & Growth        0.9%
Consumer--Staples                 1.0%
Energy                            4.8%
Financial--Diversified            1.2%
Health Care                       0.5%
Industrial                        1.0%
Insurance                         5.0%
Technology                        3.4%
Transportation                    3.1%
U.S. Treasury Notes              40.7%
Utilities                         4.7%
Other                             8.8%

PERFORMANCE COMPARED TO INDATA
BALANCED-MEDIAN INDEX(1)
-----------------------------

                                               TOTAL RETURNS(2)
                               -------------------------------------------------
                                                         AVERAGE      AVERAGE
                                                         ANNUAL        ANNUAL
                                                          FIVE         SINCE
                                  YTD       ONE YEAR      YEARS      INCEPTION
                               ----------  ----------  -----------  ------------
PORTFOLIO -- CLASS A.........       7.08%      16.28%       11.94%       11.46%
PORTFOLIO -- CLASS B.........       6.90       16.07          N/A        13.73
INDEX -- CLASS A.............      10.55       17.36        14.14        13.01
INDEX -- CLASS B.............      10.55       17.36          N/A        17.51

1. The Indata Balanced-Median Index is an unmanaged index and includes an asset allocation of 2.5% cash, 35.8% bonds and 61.7% equity based on $45.7 billion in assets among 746 portfolios for the period ended June 30, 1998 (includes dividends).

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------------------------------------

THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The Balanced Portfolio's value investment objective is to seek high total return while preserving capital by investing in a combination of undervalued equity securities and fixed income securities.

The Balanced Portfolio's asset allocation strategy between equities, fixed income and cash is based upon our estimate of the portfolio's risk. Since equities are the highest risk asset class, we have maintained a below average equity exposure during past periods of high market valuation. Typically, our equity exposure will range between 35% and 65% with an expected long term average of 55%.

For the six months ended June 30, 1998, the Portfolio had a total return of 7.08% for the Class A shares and 6.90% for the Class B shares compared to a total return of 10.55% for the Indata Balanced-Median Index (the "Index"). For the one year ended June 30, 1998, the Portfolio had a total return of 16.28% for the Class A shares and 16.07% for the Class B shares compared to a total return of 17.36% for the Index. For the five-year period ended June 30, 1998, the average annual total return of Class A was 11.94% compared to 14.14% for the Index. From inception on February 20, 1990 through June 30, 1998, the average annual total return of Class A was 11.46% compared to 13.01% for the Index. From inception on January 2, 1996 through June 30, 1998, the average annual total return of Class B was 13.73% compared to 17.51% for the Index.

For second quarter ended June 30, 1998, the Portfolio had a total return of -0.44% for the Class A shares and -0.55% for the Class B shares compared to 2.08% for the Index. According to LIPPER MUTUAL FUNDS QUARTERLY, the average Balanced mutual fund returned 1.2% for the quarter ended June 30, 1998.

Our asset allocation, based on market value at June 30, 1998, is as follows:

Equities.................................       50.5%
Fixed Income.............................       40.7
Cash.....................................        8.8
                                                 ---
                                                 100%
                                                 ---
                                                 ---

EQUITIES

For the quarter ended June 30, 1998, the equity component of the Portfolio had a gross return of - 2.3% and for the six months ended June 30, 1998

--------------------------------------------------------------------------------
Balanced Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
BALANCED PORTFOLIO (CONT.)
returned 10.9%. The S&P 500 Index returned 3.3% for the quarter ended June 30, 1998 and 17.7% for the six months ended June 30, 1998.

Mega-cap stocks dominated performance in the first half of 1998 resulting in extremely narrow performance within the S&P 500. The top four stocks in that index contributed 20% of the performance of the index, and the top 100 contributed approximately 75%. This environment has made it very difficult for active managers to outperform, as most manage equally-weighted portfolios and are underweight the largest and most influential stocks. The S&P 500 Index, on an equally-weighted basis, returned 11.6% for the six months ended June 30, 1998, compared to the market cap-weighted index return of 17.7%. The divergence in performance is even more pronounced when comparing small and large cap indexes. The larger cap Russell 1000 Index returned 16.2% while the smaller cap Russell 2000 Index returned 4.9% for the six months ended June 30, 1998. Within the large cap indexes, growth stocks dominated value.

Contributing to this flight to safety in the mega cap stocks are concerns over Asia, the continued flow of negative news from that region and the uncertain impact on corporate profits. Fears of recession, as the economy has slowed from the first quarter, and deflation fears has led to underperformance of cyclical stocks and commodity based stocks. Both U.S. investors and accelerating cash flows from foreign investors have sought the safety and comfort of large, liquid, well known names. We believe the odds of the continued dominance by the mega-cap stocks are limited by valuation.

The equity component of the Portfolio holds the same undervalued companies that are held in the Value Equity Portfolio. The equity portion of the Portfolio has a wide valuation gap as compared to the characteristics of the S&P 500.

                    1998 CAP-WEIGHTED
                             PRICE-EARNINGS PRICE-TO-BOOK
                             -------------  -------------
Portfolio -- equity
 portion...................      14.9X          3.4X
S&P 500....................      23.6X          5.9X

During the first half, the best performing sectors in the equity portion of the Portfolio, on an absolute basis, were health care, up 28%, transportation, up 20%, and technology, up 19%. Underperforming sectors included capital goods, down 22%, and consumer non-durables and multi-industry, both down 11%. The best performing stocks in the first half were Gulfstream Aerospace, up 59%, Phillips, up 42%, Chase Manhattan, up 39%, and American General, up 33%. Stocks providing the biggest disappointment included Case, down 20%, Philip Morris, down 11%, AT&T, down 6%, and Ashland, down 3%.

The more significant changes we made to the equity component of the Portfolio in the first half included increasing our exposure in the aircraft sector which, when combined with the specific stocks selected, contributed positively to performance. Gulfstream Aerospace, a position re-established during the second quarter, was the top performing stock of the Portfolio. We also added to United Technologies, established a position in Cordant Technologies (formerly Thiokol) and swapped the position in Lockheed Martin for a smaller one in Northrop Grumman.

In consumer non-durables, we sold the RJR Nabisco position in the mid-thirties, as the tobacco legislative outlook deteriorated in Congress. At the same time, we slightly decreased the position in Philip Morris, a less contrarian tobacco name which is financially stronger to weather the coming tobacco battles, and added Loews Corp. In consumer durables, we sold the Borg Warner position as a sales shortfall in Korea and Japan, combined with lower than expected Ford orders, resulted in flat earnings versus expectations of up 10%. Case Corp. has became one of our larger holdings due to its attractive valuation, 10% earnings per share growth and recent stock buyback announcement. Although estimates have come down slightly, business fundamentals are strong, they signed a very good long term UAW labor contract, but have suffered delayed shipments to the Former Soviet Union. We also recently added Navistar to the Portfolio.

Our work to decrease the contrarian bets did pay off as we eliminated Louisiana Pacific, Ryder, Georgia Pacific, Phelps Dodge and Woolworth, at prices above quarter end prices, on average. In each case the business fundamentals continue to deteriorate. In the chemical sector, we established a new position in Millennium Chemicals while reducing the position in DuPont. In the transportation area, we sold American Airlines, while adding to Continental Airlines. Traffic growth is above average, Continental hubs are underserved, and management is buying back stock. We believe the proposed Continental/Northwest alliance will yield significant long term benefits to both carriers.

--------------------------------------------------------------------------------
                                                              Balanced Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
BALANCED PORTFOLIO (CONT.)

Compared to the S&P 500 Index, we continue to overweight utilities and financial services, where we recently added positions in industry leaders Citicorp and Allstate. We continue to underweight technology and health care.

FIXED INCOME

The fixed income component of the Balanced Portfolio continues to maintain 100% exposure to intermediate-term U.S. Government securities. For the six months ended June 30, 1998, the fixed income portion of the Portfolio had total return of 3.4% compared to 3.5% for the Lehman Intermediate-Government/Corporate Index (MSAM's fixed-income benchmark).

The fixed income component of the Portfolio began the year at a weighted average maturity of 3.6 years and average duration of 3.2. During the first half of the year, interest rates declined across all maturity spectrums, with the largest reductions occurring in the ten-year and thirty-year bonds. At the end of the first half of 1998, the fixed income component of the Portfolio had a weighted average maturity of 3.1 years, and average duration of 2.9. With the uncertain direction of the economy and inflation, and even possible deflationary conditions from weakening Asian economies, expectations for interest rate cuts seem to have outweighed any inflationary expectations caused by the continued economic strength.

At a special meeting held on June 19, 1998, shareholders of the Balanced Portfolio approved an agreement and plan of reorganization and liquidation. This plan was effected on July 20, 1998 when all the assets and liabilities of the Portfolio were transferred to the Balanced Portfolio of the MAS Funds managed by Miller Anderson & Sherrerd, LLP, an affiliate of MSAM. Shareholders received shares in the MAS Balanced Portfolio in exchange for their shares in the Balanced Portfolio. (please see the Notes to the Financial Statements for further details.)

Stephen C. Sexauer
PORTFOLIO MANAGER

Philip W. Friedman
PORTFOLIO MANAGER

July 1998

--------------------------------------------------------------------------------
Balanced Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1998
--------------------------------------------------------------------------------

BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                                                  VALUE
  SHARES                                                          (000)
--------------------------------------------------------------------------

COMMON STOCKS (50.5%)
  AEROSPACE (6.9%)
     1,600  Cordant Technologies, Inc. .......................  $       74
    (a)700  Gulfstream Aerospace Corp. .......................          33
  (a)1,000  Litton Industries, Inc. ..........................          59
       300  Loews Corp. ......................................          26
       600  Northrop Grumman Corp. ...........................          62
     1,150  United Technologies Corp. ........................         106
                                                                ----------
                                                                       360
                                                                ----------
  BANKING (7.7%)
       550  Banc One Corp. ...................................          31
       700  BankAmerica Corp. ................................          61
       900  BankBoston Corp. .................................          50
       550  Bankers Trust (New York) Corp. ...................          64
       800  Chase Manhattan Corp. ............................          60
       700  Fleet Financial Group, Inc. ......................          58
       400  Mellon Bank Corp. ................................          28
       850  PNC Bank Corp. ...................................          46
                                                                ----------
                                                                       398
                                                                ----------
  CAPITAL GOODS (3.3%)
     2,200  Case Corp. .......................................         106
     2,783  Meritor Automotive, Inc. .........................          67
                                                                ----------
                                                                       173
                                                                ----------
  CHEMICALS (0.6%)
       700  Olin Corp.........................................          29
                                                                ----------
  COMMUNICATIONS (3.6%)
     1,100  AT&T Corp. .......................................          63
       850  Sprint Corp. .....................................          60
     1,400  U.S. WEST, Inc. ..................................          66
                                                                ----------
                                                                       189
                                                                ----------
  CONSUMER-DURABLES (1.9%)
     1,050  General Motors Corp. .............................          70
     1,100  Steelcase, Inc. ..................................          29
                                                                ----------
                                                                        99
                                                                ----------
  CONSUMER-RETAIL (0.9%)
       650  J.C. Penney Co., Inc. ............................          47
                                                                ----------
  CONSUMER-SERVICE & GROWTH (0.9%)
     1,600  Ogden Corp........................................          44
                                                                ----------
  CONSUMER-STAPLES (1.0%)
     1,325  Philip Morris Cos., Inc...........................          52
                                                                ----------
  ENERGY (4.8%)
     1,400  Ashland, Inc......................................          72
       500  Atlantic Richfield Co. ...........................          39


                                                                  VALUE
  SHARES                                                          (000)
--------------------------------------------------------------------------
       400  E.I. DuPont de Nemours & Co. .....................  $       30
       500  Mobil Corp. ......................................          38
     2,000  USX-Marathon Group ...............................          69
                                                                ----------
                                                                       248
                                                                ----------
  FINANCIAL-DIVERSIFIED (1.2%)
       400  Citicorp..........................................          60
                                                                ----------
  HEALTH CARE (0.5%)
       550  Bausch & Lomb, Inc. ..............................          27
                                                                ----------
  INDUSTRIAL (1.0%)
     1,600  Millennium Chemicals, Inc. .......................          54
                                                                ----------
  INSURANCE (5.0%)
       700  Allstate Corp. ...................................          64
       750  American General Corp. ...........................          53
       950  Lincoln National Corp. ...........................          87
     1,300  St. Paul Cos., Inc. ..............................          55
                                                                ----------
                                                                       259
                                                                ----------
  TECHNOLOGY (3.4%)
     1,750  Harris Corp. .....................................          78
       300  Philips Electronics N.V. (NY Shares) .............          25
    (a)400  Seagate Technology, Inc. .........................          10
     1,100  Texas Instruments, Inc. ..........................          64
                                                                ----------
                                                                       177
                                                                ----------
  TRANSPORTATION (3.1%)
  (a)2,100  Continental Airlines, Inc., Class B...............         128
  (a)1,200  Navistar International Corp. .....................          34
                                                                ----------
                                                                       162
                                                                ----------
  UTILITIES (4.7%)
     1,300  Bell Atlantic Corp. ..............................          59
     2,200  NIPSCO Industries, Inc. ..........................          62
     1,500  Pinnacle West Capital Corp. ......................          68
     1,350  Texas Utilities Co. ..............................          56
                                                                ----------
                                                                       245
                                                                ----------
TOTAL COMMON STOCKS (Cost $2,067).............................       2,623
                                                                ----------

   FACE
  AMOUNT
  (000)
----------

FIXED INCOME SECURITIES (40.7%)
  U.S. TREASURY NOTES (40.7%)
$    1,603  5.50%, 4/15/00....................................       1,603
       500  5.875%, 11/15/05..................................         510
                                                                ----------
TOTAL FIXED INCOME SECURITIES (Cost $2,067)...................       2,113
                                                                ----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                              Balanced Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1998
--------------------------------------------------------------------------------

BALANCED PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

   FACE
  AMOUNT                                                          VALUE
  (000)                                                           (000)
--------------------------------------------------------------------------

SHORT TERM INVESTMENT (7.4%)
  REPURCHASE AGREEMENT (7.4%)
$      384  Chase Securities, Inc. 5.40%, dated 6/30/98, due
              7/01/98, to be repurchased at $384,
              collateralized by U.S. Treasury Bonds, 11.25%,
              due 2/15/15, valued at $395 (Cost $384).........  $      384
                                                                ----------
TOTAL INVESTMENTS (98.6%) (Cost $4,518).......................       5,120
                                                                ----------

  OTHER ASSETS (2.0%)
    Receivable for Investments Sold...............  $       65
    Interest Receivable...........................          22
    Due from Adviser..............................          14
    Dividends Receivable..........................           4         105
                                                    ----------
  LIABILITIES ( - 0.6%)
    Payable for Investments Purchased.............          (9)
    Custodian Fees Payable........................          (4)
    Administrative Fees Payable...................          (1)
    Directors' Fees & Expenses Payable............          (1)
    Other Liabilities.............................         (14)        (29)
                                                    ----------  -----------
  NET ASSETS (100%)...........................................  $    5,196
                                                                -----------
                                                                -----------

                                                                  AMOUNT
                                                                   (000)
  -------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Paid in Capital...............................................  $   4,057
Undistributed Net Investment Income...........................         45
Accumulated Net Realized Gain.................................        492
Unrealized Appreciation on Investments........................        602
                                                                ----------
NET ASSETS....................................................  $   5,196
                                                                ----------
                                                                ----------

CLASS A:
--------------------------------------------------------------
NET ASSETS....................................................      $4,957
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 618,128 outstanding $0.001 par value shares
  (authorized 500,000,000 shares).............................       $8.02
                                                                ----------
                                                                ----------
CLASS B:
--------------------------------------------------------------
NET ASSETS....................................................        $239
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 29,953 outstanding $0.001 par value shares
  (authorized 500,000,000 shares).............................       $7.99
                                                                ----------
                                                                ----------

------------------------------------------------------------

(a)   --  Non-income producing security

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Balanced Portfolio

W[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
EMERGING MARKETS DEBT PORTFOLIO

COMPOSITION OF NET ASSETS (AT JUNE 30, 1998)
---------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Argentina          16.4%
Brazil             26.1%
Bulgaria            1.3%
Colombia            1.0%
Ecuador             0.9%
Indonesia           1.4%
Ivory Coast         0.3%
Jamaica             1.9%
Korea               4.1%
Mexico             19.6%
Peru                1.1%
Russia             29.6%
South Africa        0.7%
Thailand            1.7%
Turkey              5.4%
Venezuela           1.6%
Other             -13.1%

PERFORMANCE COMPARED TO THE J.P. MORGAN EMERGING
MARKETS BOND PLUS INDEX(1)
----------------------------------------------

                                      TOTAL RETURNS(2)
                         -------------------------------------------
                                                    AVERAGE ANNUAL
                            YTD        ONE YEAR     SINCE INCEPTION
                         ----------  ------------  -----------------
PORTFOLIO -- CLASS A...     - 3.81%      - 2.95%          15.47%
PORTFOLIO -- CLASS B...     - 3.81       - 3.06           23.32
INDEX -- CLASS A            - 1.08         1.39           11.35
INDEX -- CLASS B.......     - 1.08         1.39           18.91

1 The J.P. Morgan Emerging Markets Bond Plus Index is a total return index tracking the traded U.S. dollar currency denominated instruments in the emerging markets. The Index is composed of Brady Bonds, benchmark Eurobonds, loans and Argentine domestic debt.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------------------------------------

THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE.

The investment objective of the Emerging Markets Debt Portfolio is high total return through investment primarily in debt securities of government, government-related and corporate issuers located in emerging countries.

For the six months ended June 30, 1998, the Portfolio had a total return of
 - 3.81% for the Class A shares and - 3.81% for the Class B shares compared to a total return of - 1.08% for the J.P. Morgan Emerging Markets Bond Plus Index (the "Index"). For the one year ended June 30, 1998, the Portfolio had a total return of - 2.95% for the Class A shares and - 3.06% for the Class B shares compared to 1.39% for the Index. From inception on February 1, 1994 through June 30, 1998, the average annual total return of Class A was 15.47%, compared to 11.35% for the Index. From inception on January 2, 1996 through June 30, 1998, the average annual total return of Class B was 23.32% compared to 18.91% for the Index. As of June 30, 1998, the Portfolio had an SEC 30-day yield of 15.87% for the Class A shares and 15.59% for the Class B shares.

Throughout the last two quarters the Asian region remained in the spotlight and often dictated the tone of the market. In the first quarter emerging market debt recovered a large portion of the losses realized in October of 1997, however the market remained volatile during this period of spread compression, with general market spreads oscillating within a 100 basis point range. In December a rally spurred by Russia's improving external debt profile and Boris Yeltsin's improving health was cut short by Asian currency volatility and the declining economic condition of Korea and Indonesia. In January, a market sell-off caused by Russian fiscal imbalances, historically low commodity prices and policy inaction in Indonesia was reversed by the successful rescheduling of Korea's short-term bank debt obligations. In February, dramatic swings in the current account positions of Thailand and Korea combined with new evidence of Russia's commitment to prudent fiscal policy helped bolster investor confidence, despite continued uncertainty in Indonesia. Apparent economic and political stabilization in the region buoyed investor sentiment, causing spreads to rally to the mid 400's. When this period of calm proved to be temporary, spreads widened out to above 600 basis points, as the "Asian Contagion" hit emerging markets debt yet again.

--------------------------------------------------------------------------------
                                                 Emerging Markets Debt Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
EMERGING MARKETS DEBT PORTFOLIO (CONT.)

The second quarter started off uneventfully as financial markets globally drifted sideways throughout the month of April. Relative stability in Asia and Indonesia in particular allowed emerging market debt to rally despite political uncertainty in Russia, Ecuador and Venezuela. This period of relative calm was short lived as continued weakness in Asia and the forced resignation of former President Suharto in Indonesia caused investors to reassess the risk premiums required for all emerging market assets. Russia in particular came under pressure. We decreased the Portfolio's exposure to Indonesia as the post-Suharto political environment remained fragile with no "quick fix" in sight. Believing that the market had overly penalized Russian debt, we shifted to an overweight position in late May after Russian assets experienced a significant sell-off, returning - 9.90% for the month.

The months of May and June saw the return of the kind of nervousness, investor skepticism, and volatility in the emerging markets that we experienced during the large sell off in 1994 and more recently in the Asian induced sell off during the fourth quarter of 1997. The reasons for this round of volatility are less obvious than past episodes, as there have not been the classic signs of a decrease in global liquidity nor has this sell off been precipitated by political/social instability in any major country. Interest rates continue to stay low globally, there have not been large flows out of emerging market debt mutual funds, global inflation remains quite well contained, and broadly speaking, most emerging countries continue to pursue virtuous economic policies. However, the ill health of the Japanese economy and of major Japanese banks has caused investors to adjust risk premiums higher and has caused liquidity for most emerging countries to evaporate. Investors fear that Japan's inability to fix its economy will continue to weaken the yen and might eventually cause a devaluation in China. This would increase the risk of another round of currency devaluation in Asia and might further depress commodity prices, a large source of earnings for many emerging countries. The good news is that markets have considerably discounted such a negative scenario. While Asia continues to cast a dark shadow over the emerging markets, any evidence of a turn around or stabilization in Asia should allow prices on emerging market debt to recover substantially.

In June, Russian debt underperformed the other emerging market bonds by a wide margin again, with the Russian subcomponent of the Index returning - 13.85% for the month. The dramatic sell off in Russian assets reflects investor's concerns about short-term liquidity rather than longer term solvency issues. Russia relies heavily on foreign debt and foreign investors in its local markets to fund its budget deficit which has been aggravated this year by poor tax collection resulting from low oil prices. As global liquidity has become scarce, Russia has come under particular scrutiny as it relies on the markets for constant funding. We believe that the new administration in Moscow has developed a credible program and should survive its current predicament. The Russians are working closely with the IMF and should come to terms, in the next two months, for additional aid and an expanded program to bolster international reserves. The current government is the most reform-minded since the collapse of communism and it is in western government's interest to see them succeed. Russia's deteriorating fiscal position is providing the impetus for the government to conclude its negotiations with the IMF for additional aid. All of the Fund's holdings in Russia are in U.S. dollar denominated securities and as such would not be directly impacted by a devaluation of the rouble. We will continue to overweight Mexico as we remain confident about the soundness of Mexico's macroeconomics fundamentals. The Mexican economy is expected to register growth of 5% this year and unlike 1995, growth is more balanced now as it is being driven by both the export sector and the non-tradables sector. We continue to underweight Venezuela due to the country's declining fiscal and political condition.

Paul Ghaffari
PORTFOLIO MANAGER

July 1998

--------------------------------------------------------------------------------
Emerging Markets Debt Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1998
--------------------------------------------------------------------------------

EMERGING MARKETS DEBT PORTFOLIO
--------------------------------------------------------------------------------

      FACE
     AMOUNT                                                              VALUE
      (000)                                                              (000)
---------------------------------------------------------------------------------

DEBT INSTRUMENTS (106.0%)
  ARGENTINA (16.4%)
     CORPORATE (5.1%)
U.S.$     (e)1,900 Acindar Industria, (Floating Rate), 11.555%,
                     11/12/98........................................  $    1,918
 ARP     (e)6,310  CIA International Telecommunications, 10.375%,
                     8/01/04.........................................       5,207
U.S.$         391  Nortel Inversora, Series A, 6.00%, 3/31/07........         352
         (e)2,550  Supercanal Holdings, 11.50%, 5/15/05..............       2,454
                                                                       ----------
                                                                            9,931
                                                                       ----------
     SOVEREIGN (11.3%)
         (s)8,800  Republic of Argentina, Global Bond, Series BGL5,
                     11.375%, 1/30/17................................       9,376
              940  Republic of Argentina, Global Bond, 9.75%,
                     9/19/27.........................................         871
        (s)13,110  Republic of Argentina, (Floating Rate), (Bearer),
                     6.625%, 3/31/05.................................      11,596
                                                                       ----------
                                                                           21,843
                                                                       ----------
                                                                           31,774
                                                                       ----------
  BRAZIL (22.3%)
     CORPORATE (1.1%)
         (e)2,300  Globo Communicacoes e Participacoes, 10.625%,
                     12/05/08........................................       2,049
                                                                       ----------
     SOVEREIGN (21.2%)
        (v)21,557  Federative Republic of Brazil, C Bond, (Floating
                     Rate), (Registered), PIK, 8.00%, 4/15/14........      15,885
      (s,v)16,684  Federative Republic of Brazil, Series EI-L,
                     (Floating Rate), 6.625%, 4/15/06................      13,738
        (s)12,800  Federative Republic of Brazil, Global Bond,
                     9.375%, 4/07/08.................................      11,507
                                                                       ----------
                                                                           41,130
                                                                       ----------
                                                                           43,179
                                                                       ----------
  BULGARIA (1.3%)
     SOVEREIGN (1.3%)
         (n,v)400  Republic of Bulgaria Front Loaded Interest
                     Reduction Bond, Series A, 2.25%, 7/28/12........         248
         (v)3,300  Republic of Bulgaria Interest Arrears PDI Bond,
                     (Floating Rate), 6.563%, 7/28/11................       2,365
                                                                       ----------
                                                                            2,613
                                                                       ----------
  COLOMBIA (1.0%)
     SOVEREIGN (1.0%)
            2,190  Republic of Colombia, Global Bond, 7.625%,
                     2/15/07.........................................       1,978
                                                                       ----------


      FACE
     AMOUNT                                                              VALUE
      (000)                                                              (000)
---------------------------------------------------------------------------------
  ECUADOR (0.9%)
     CORPORATE (0.9%)
U.S.$       1,500  Conecel, 14.00%, 5/01/02..........................  $    1,500
              100  Consorcio Ecuatorian Notes, 14.00%, 5/01/02.......         100
                                                                       ----------
                                                                            1,600
                                                                       ----------
  INDONESIA (1.4%)
     CORPORATE (1.4%)
            3,450  Tjiwi Kimia International Company Guaranteed
                     Notes, 13.25%, 8/01/01..........................       2,664
                                                                       ----------
  IVORY COAST (0.3%)
     SOVEREIGN (0.3%)
FRF     (v)12,725  Republic of Ivory Coast Front Loaded Interest
                     Reduction Bond, (Floating Rate), 2.00%,
                     3/29/18.........................................         634
                                                                       ----------
  JAMAICA (1.9%)
     CORPORATE (1.9%)
U.S.$       4,000  Mechala Group, Jamaica, Series B, 12.75%,
                     12/30/99........................................       3,680
                                                                       ----------
  KOREA (4.1%)
     SOVEREIGN (4.1%)
            4,900  Export-Import Bank of Korea, 6.50%, 10/06/99......       4,625
            3,650  Korea Development Bank, Global Bond, 7.125%,
                     9/17/01.........................................       3,228
                                                                       ----------
                                                                            7,853
                                                                       ----------
  MEXICO (19.6%)
     CORPORATE (3.3%)
            4,500  Empresas ICA Sociedad Controladora, (Registered),
                     11.875%, 5/30/01................................       4,793
         (e)1,550  Innova S De R.L. Senior Notes, 12.875%, 4/01/07...       1,589
                                                                       ----------
                                                                            6,382
                                                                       ----------
     SOVEREIGN (16.3%)
         (v)1,150  United Mexican States Discount Bond, Series A,
                     (Floating Rate), 6.594%, 12/31/19...............       1,034
           (v)500  United Mexican States Discount Bond, Series B,
                     (Floating Rate), 6.477%, 12/31/19...............         450
         (v)1,100  United Mexican States Discount Bond, Series D,
                     (Floating Rate), 6.602%, 12/31/19...............         989
         (s)9,750  United Mexican States Global Bond, 9.875%,
                     1/15/07.........................................      10,147

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                 Emerging Markets Debt Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1998
--------------------------------------------------------------------------------

EMERGING MARKETS DEBT PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

      FACE
     AMOUNT                                                              VALUE
      (000)                                                              (000)
---------------------------------------------------------------------------------

  MEXICO (CONT.)
     SOVEREIGN (CONT.)

U.S.$       1,500  United Mexican States Global Bond, 11.375%,
                     9/15/16.........................................  $    1,673
           15,250  United Mexican States Global Bond, 11.50%,
                     5/15/26.........................................      17,335
                                                                       ----------
                                                                           31,628
                                                                       ----------
                                                                           38,010
                                                                       ----------
  PERU (1.1%)
     SOVEREIGN (1.1%)
     (e,n,v)2,348  Republic of Peru Front Loaded Interest Reduction
                     Bond, 3.25%, 3/07/17............................       1,312
       (n,v)1,350  Republic of Peru Front Loaded Interest Reduction
                     Bond, 3.25%, 3/07/17............................         754
                                                                       ----------
                                                                            2,066
                                                                       ----------
  RUSSIA (29.6%)
     CORPORATE (2.0%)
         (e)1,000  UnExim International Finance BV, 9.875%,
                     8/01/00.........................................         761
            4,150  UnExim International Finance BV, 9.875%,
                     8/01/00.........................................       3,159
                                                                       ----------
                                                                            3,920
                                                                       ----------
     SOVEREIGN (27.6%)
        (v)30,490  Russian Principal Loans, (Floating Rate), 3.313%,
                     12/15/20........................................      14,483
            6,200  Ministry of Finance Russia Debentures, Series III
                     14.00%, 5/19/99.................................       5,247
            1,950  Ministry of Finance Russia Debentures, Series IV
                     3.00%, 5/14/03..................................       1,124
        (e)23,060  Ministry of Finance Russia, 11.75%, 6/10/03.......      20,408
            5,580  Ministry of Finance Russia, 10.00%, 6/26/07.......       4,220
         (e)7,820  Ministry of Finance Russia, 12.75%, 6/24/28.......       6,989
                5  Russian Interest Arrears Note, (Floating Rate),
                     6.625%, 12/15/15................................           3
            1,656  Russian Interest Arrears Note, Series 19YR,
                     (Floating Rate), 6.625%, 12/15/15...............         921
                                                                       ----------
                                                                           53,395
                                                                       ----------
                                                                           57,315
                                                                       ----------
  SOUTH AFRICA (0.7%)
     SOVEREIGN (0.7%)
 ZAR        8,000  Nacional Financiera SNC, Euro, 17.00%, 2/26/99....       1,324
                                                                       ----------

      FACE
     AMOUNT                                                              VALUE
      (000)                                                              (000)
---------------------------------------------------------------------------------
  THAILAND (1.7%)
     SOVEREIGN (1.7%)
U.S.$       3,300  Kingdom of Thailand, 8.70%, 8/01/99...............  $    3,310
                                                                       ----------
  TURKEY (2.1%)
     SOVEREIGN (2.1%)
            1,600  Pera Financial Services Co., 9.375%, 10/15/02.....       1,428
         (e)2,900  Pera Financial Services Co., 9.375%, 10/15/02.....       2,588
                                                                       ----------
                                                                            4,016
                                                                       ----------
  VENEZUELA (1.6%)
     SOVEREIGN (1.6%)
       (s,v)3,845  Republic of Venezuela Debt Conversion Bond, Series
                     DL, (Floating Rate), 6.625%,
                     12/18/07........................................       3,148
                                                                       ----------
TOTAL DEBT INSTRUMENTS (Cost $222,258)...............................     205,164
                                                                       ----------
STRUCTURED INVESTMENTS (3.8%)
  BRAZIL (3.8%)
     SOVEREIGN (3.8%)
            7,500  Salomon Brothers Federative Republic of Brazil
                     Credit Linked Enhanced Note, 9.00%, 1/05/99
                     (Cost $7,500)...................................       7,402
                                                                       ----------
     NO. OF
     RIGHTS
-----------------
RIGHTS (0.0%)
  MEXICO (0.0%)
         (a)4,539  United Mexican States, Value Recovery Rights,
                     expiring 6/30/03 (Cost $0)......................          --
                                                                       ----------
     NO. OF
    WARRANTS
      (000)
-----------------
WARRANTS (0.0%)
  NIGERIA (0.0%)
         (a)1,250  Central Bank of Nigeria, expiring 11/15/20 (Cost
                     $0).............................................          --
                                                                       ----------
      FACE
     AMOUNT
      (000)
-----------------
SHORT-TERM INVESTMENTS (5.9%)
  TURKEY (3.3%)
    TREASURY BILLS (3.3%)
TRL 1,039,850,000  75.00%, 8/19/98...................................       3,553
      861,050,000  28.30%, 9/02/98...................................       2,877
                                                                       ----------
                                                                            6,430
                                                                       ----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Emerging Markets Debt Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1998
--------------------------------------------------------------------------------

EMERGING MARKETS DEBT PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

      FACE
     AMOUNT                                                              VALUE
      (000)                                                              (000)
---------------------------------------------------------------------------------
  UNITED STATES (2.6%)
    REPURCHASE AGREEMENT (2.6%)
U.S.$       5,054  Chase Securities, Inc. 5.40%, dated 6/30/98, due
                     7/01/98, to be repurchased at $5,055,
                     collateralized by U.S. Treasury Bonds, 6.625%,
                     due 2/15/27, valued at $5,175...................  $    5,054
                                                                       ----------
TOTAL SHORT-TERM INVESTMENTS (Cost $11,730)..........................      11,484
                                                                       ----------
FOREIGN CURRENCY (0.6%)
FRF         5,758  French Franc......................................         952
DEM           247  German Mark.......................................         137
                                                                       ----------

TOTAL FOREIGN CURRENCY (Cost $1,081)...................................     1,089
                                                                         --------
TOTAL INVESTMENTS (116.3%) (Cost $242,569).............................   225,139
                                                                         --------
OTHER ASSETS (10.9%)
  Cash.....................................................  $    5,905
  Receivable for Investments Sold..........................       9,733
  Interest Receivable......................................       5,194
  Net Unrealized Gain on Foreign Currency Exchange
    Contracts..............................................         215
  Receivable for Portfolio Shares Sold.....................          23
  Dividends Receivable.....................................           3
  Other....................................................           7    21,080
                                                             ----------
LIABILITIES ( - 27.2%)
  Payable for Reverse Repurchase Agreement.................     (31,749)
  Payable for Investments Purchased........................     (10,515)
  Payable for Closed Reverse Repurchase Agreements.........      (8,963)
  Payable for Portfolio Shares Redeemed....................        (575)
  Investment Advisory Fees Payable.........................        (513)
  Custodian Fees Payable...................................        (115)
  Administrative Fees Payable..............................         (27)
  Payable for Foreign Taxes................................         (15)
  Directors' Fees & Expenses Payable.......................         (11)
  Distribution Fee Payable.................................          (3)
  Other Liabilities........................................        (114)  (52,600)
                                                             ----------  --------
NET ASSETS (100%)......................................................  $193,619
                                                                         --------
                                                                         --------

NET ASSETS CONSIST OF:
Paid in Capital........................................................  $213,809
Undistributed Net Investment Income....................................     9,175
Accumulated Net Realized Loss..........................................   (12,094)
Unrealized Depreciation on Investments and Foreign Currency
  Translations.........................................................   (17,271)
                                                                         --------
NET ASSETS.............................................................  $193,619
                                                                         --------
                                                                         --------

                                                                          AMOUNT
                                                                          (000)
---------------------------------------------------------------------------------

CLASS A:
-----------------------------------------------------------------------
NET ASSETS.............................................................  $189,461
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 34,120,797 outstanding $0.001 par value shares
  (authorized 500,000,000 shares)......................................     $5.55
                                                                         --------
                                                                         --------
CLASS B:
-----------------------------------------------------------------------
NET ASSETS.............................................................    $4,158
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 749,092 outstanding $0.001 par value shares (authorized
  500,000,000 shares)..................................................     $5.55
                                                                         --------
                                                                         --------

------------------------------------------------------------
FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:
   Under the terms of foreign currency exchange contracts open at June 30, 1998, the Portfolio is obligated to deliver foreign currency in exchange for U.S. dollars as indicated below:

                                                                NET
                                                              UNREALIZED
 CURRENCY TO                          IN EXCHANGE               GAIN
   DELIVER      VALUE    SETTLEMENT       FOR        VALUE     (LOSS)
    (000)       (000)       DATE         (000)       (000)     (000)
-------------  --------  ----------  -------------  --------  --------
ZAR     8,226  $  1,385   7/07/98    U.S.$  1,600   $  1,600  $   215
               --------                             --------  --------
               --------                             --------  --------

------------------------------------------------------------

(a)   --  Non-income producing security
(e)   --  144A security -- certain conditions for public sale may exist.
(n) -- Step Bond -- coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 1998. Maturity date disclosed is the ultimate maturity.
(s) -- Denotes all or a portion of securities subject to repurchase under Reverse Repurchase Agreements as of June 30, 1998 -- see note A-4 to financial statements.
(v) -- Security is a Brady Bond, created through the debt restructuring exchange of commercial bank loans to foreign entities for new fixed income obligations. These bonds may be collateralized and are actively traded on the over-the-counter secondary market.
ARP   --  Argentine Peso
PDI   --  Past Due Interest
PIK   --  Payment-In-Kind. Income may be paid in additional securities or cash at the discretion of the issuer.
TRL   --  Turkish Lira
ZAR   --  South African Rand
Floating Rate -- Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect at June 30, 1998.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                 Emerging Markets Debt Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
FIXED INCOME PORTFOLIO

COMPOSITION OF NET ASSETS (AT JUNE 30, 1998)
---------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Asset Backed Securities                   10.0%
Corporate Bonds & Notes                   30.5%
U.S. Government & Agency Obligations      51.0%
Other                                      8.5%

PERFORMANCE COMPARED TO THE LEHMAN
AGGREGATE BOND INDEX(1)
----------------------------------

                                                 TOTAL RETURNS(2)
                                ---------------------------------------------------
                                                          AVERAGE        AVERAGE
                                                        ANNUAL FIVE   ANNUAL SINCE
                                   YTD       ONE YEAR      YEARS        INCEPTION
                                ----------  ----------  ------------  -------------
PORTFOLIO -- CLASS A..........       3.91%      10.37%        6.96%         8.49%
PORTFOLIO -- CLASS B..........       3.84       10.20          N/A          7.09
INDEX -- CLASS A..............       3.93       10.54         6.88          8.49
INDEX -- CLASS B..............       3.93       10.54          N/A          6.91

1. The Lehman Aggregate Bond Index is an unmanaged index comprised of the Government/Corporate Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------------------------------------

THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE.

The Fixed Income Portfolio invests primarily in a diversified portfolio of U.S. Government securities, corporate bonds (including competitively priced Eurodollar bonds), mortgage-backed securities and other fixed income securities. Targeted rates of return for the Portfolio are based on current and projected market and economic conditions and on a conservative investment management approach.

For the six months ended June 30, 1998, the Portfolio had a total return of 3.91% for the Class A shares and 3.84% for the Class B shares compared to a total return of 3.93% for the Lehman Aggregate Bond Index (the "Index"). For the one year ended June 30, 1998, the Portfolio had a total return of 10.37% for the Class A shares and 10.20% for the Class B shares compared to 10.54% for the Index. For the five-year period ended June 30, 1998, the average annual total return of Class A was 6.96% compared to 6.88% for the Index. From inception on May 15, 1991 through June 30, 1998, the average annual total return of Class A was 8.49% compared to 8.49% for the Index. From inception on January 2, 1996 through June 30, 1998, the average annual total return of Class B was 7.09% compared to 6.91% for the Index. As of June 30, 1998, the Portfolio had an SEC 30-day yield of 5.81% for the Class A shares and 5.66% for the Class B shares.

The second quarter of 1998 brought with it a second round of Asian economic turmoil. The lack of desire or willingness of Japan's leadership to address the growing economic problems and the decline of the yen in the currency markets exacerbated the Asian decline. Aftershocks have been felt throughout Asia and had a peripheral effect on other markets and economies outside that region.

The impact of all of this on the U.S. economy has been somewhat mixed. While domestic housing, consumption, and employment data during the second quarter continued to suggest a very healthy economy, there is some evidence that the export-related portions of the manufacturing sector have been unfavorably impacted by both the dollar's recent strength and by Asia's economic weakness. Against this backdrop, it came as no surprise that the Federal Open Market Committee elected to leave monetary policy unchanged at its most recent meeting. Although the Fed has maintained a publicly-stated bias in favor of a tighter monetary policy, we believe the central bank is unlikely to raise rates unless and until there is clearer evidence of growing inflationary pressures.

--------------------------------------------------------------------------------
Fixed Income Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
FIXED INCOME PORTFOLIO (CONT.)
While Asia's economic difficulties will remain a source of concern, our view is that the region's key policy makers and the major industrialized countries understand how to deal with this latest phase of the crisis. An example of this is Japan's recent creation of a mechanism to help resolve some of its banking problems. While this is just one piece of the puzzle, it is nevertheless an important milestone along the road to eventual recovery for Asia's affected economies.

We began the second quarter with neutral duration compared to our benchmark. During the latter half of the first quarter, interest rate volatility had became quite pronounced and we believed that until a more defined trend developed this would be a prudent strategy. Around the middle of May, the bond markets began to focus on the slowing effects of the Asian crisis and a more positive trend developed. We began to extend the duration of the portfolio and finished the quarter with a target of 0.4 to 0.5 year longer than the benchmark. Despite the historically flat yield curve, we slightly overweighted the longer end of the curve believing we could capitalize on very constructive technical circumstances associated with the reduced issuance of long Treasury bonds.

Corporate bond yield spreads widened during the quarter, particularly Yankee issues associated with Asia. Our exposure in this sector was very limited. Near record levels of corporate issuance also put pressure on spreads. Our weighting in corporate issues finished the quarter slightly greater than the benchmark. We continue to believe that some of the better values are with the insurance and bank names we have held for some time.

We anticipate maintaining a moderately bullish duration strategy over the near term. With Gross Domestic Product expected to moderate over the next several quarters and inflation to remain tame, the favorable interest rate trend should continue. We expect to slightly increase our allocation to investment grade corporate bonds. The recent underperformance of this sector is providing, in our opinion, an attractive buying opportunity. Seasonally, we find that corporates usually outperform Treasury's on a duration-adjusted basis during the third quarter. Over the past 15 years, corporates have bested their Treasury benchmarks nearly 70% of the time, with a perfect record over the past five years. Attractive spreads within the mortgage market also leads us to desire a slightly overweight position. Yield spreads are at or near the widest levels of the year. We expect to concentrate on mortgage securities trading at moderate discount prices.

Warren Ackerman, III
PORTFOLIO MANAGER

July 1998

--------------------------------------------------------------------------------
                                                          Fixed Income Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1998
--------------------------------------------------------------------------------

FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------

      FACE
     AMOUNT                                                              VALUE
      (000)                                                              (000)
---------------------------------------------------------------------------------

FIXED INCOME SECURITIES (91.5%)
  U.S. GOVERNMENT AND AGENCY OBLIGATIONS (51.0%)
     U.S. TREASURY BONDS (12.8%)
$           5,000  6.25%, 8/15/23....................................  $   26,766
                                                                       ----------
     U.S. TREASURY NOTES (15.0%)
            8,000  6.00%, 7/31/02....................................       8,135
           12,000  7.25%, 8/15/04....................................      13,056
           10,000  6.50%, 8/15/05....................................      10,553
                                                                       ----------
                                                                           31,744
                                                                       ----------
     FEDERAL HOME LOAN MORTGAGE CORPORATION (0.0%)
                8  13.00%, 9/01/10...................................           9
                                                                       ----------
     FEDERAL NATIONAL MORTGAGE ASSOCIATION (17.6%)
            3,515  6.00%, 9/01/10....................................       3,487
            4,739  6.00%, 2/01/11....................................       4,691
            3,194  8.00%, 2/01/12....................................       3,304
            7,378  6.00%, 4/01/13....................................       7,298
            8,063  6.50%, 4/01/24....................................       8,075
           10,039  6.50%, 5/01/28....................................       9,999
                                                                       ----------
                                                                           36,854
                                                                       ----------
     GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (5.6%)
            6,363  7.50%, 8/15/26....................................       6,541
            5,117  7.00%, 2/15/28....................................       5,198
                                                                       ----------
                                                                           11,739
                                                                       ----------
  TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS.......................     107,112
                                                                       ----------
  CORPORATE BONDS AND NOTES (30.5%)
     CONSUMER STAPLES (1.2%)
            2,500  Philip Morris Cos., Inc., (Floating Rate), 6.15%,
                     3/15/00.........................................       2,500
                                                                       ----------
     ELECTRICAL EQUIPMENT (1.0%)
            2,000  Ford Motor Co., 6.625%, 2/15/28...................       2,002
                                                                       ----------
     ELECTRONICS (2.5%)
            3,000  Sony Corp., 6.125%, 3/04/03.......................       3,007
            2,000  Telefonica de Argentina, (Yankee Bond), 11.875%,
                     11/01/04........................................       2,150
                                                                       ----------
                                                                            5,157
                                                                       ----------
     FINANCE (22.2%)
         (e)2,000  American General Institutional Capital, Series A,
                     7.57%, 12/01/45.................................       2,143
         (e)2,000  BT Capital Trust, Series B1, 7.90%, 1/15/27.......       2,112
            2,250  Cincinnati Financial Corp., 6.90%, 5/15/28........       2,299
            3,000  CNA Financial Corp., 6.50%, 4/15/05...............       3,010
            2,000  Donaldson, Lufkin & Jenrette, Inc., 6.90%,
                     10/01/07........................................       2,073
         (e)2,000  First Chicago Corp., 7.75%, 12/01/26..............       2,165
            3,298  First Union-Lehman Brothers Commercial Mortgage,
                     Series 97-C2, Class A1, 6.60%, 3/18/04..........       3,338
            2,000  Ford Motor Credit Co., 6.125%, 4/28/03............       2,000
            2,500  General Motors Acceptance Corp., 7.375%,
                     6/22/00.........................................       2,565


      FACE
     AMOUNT                                                              VALUE
      (000)                                                              (000)
---------------------------------------------------------------------------------
$        (e)3,000  Goldman Sachs Group, 6.25%, 2/01/03...............  $    3,033
         (e)1,750  Hutchison Whampoa Ltd., Class B, 7.45%, 8/01/17...       1,388
            1,300  Lehman Brothers Holdings, Inc., 7.375%, 5/15/04...       1,369
            4,089  Lehman Brothers Large Loan, Series 97-LLI A1,
                     6.79%, 10/15/34.................................       4,209
         (e)3,000  Liberty Mutual Insurance Co., 8.20%, 5/04/07......       3,384
         (e)1,500  Lumbermens Mutual Casualty Co., Series A1, 9.15%,
                     7/01/26.........................................       1,807
            3,000  Merrill Lynch & Co., 6.00%, 2/12/03...............       2,988
            2,000  Salomon, Inc., 7.30%, 5/15/02.....................       2,072
            1,500  Simon Debartolo Group, Series MTN, 7.125%,
                     9/20/07.........................................       1,543
         (e)2,955  World Financial Credit, 6.91%, 9/01/13............       3,065
                                                                       ----------
                                                                           46,563
                                                                       ----------
     HEALTH CARE SUPPLIES & SERVICES (0.8%)
            1,500  Columbia/HCA Healthcare, Series MTN, 8.85%,
                     1/01/07.........................................       1,606
                                                                       ----------
     INDUSTRIAL (2.1%)
            2,500  Endesa-Chile, 7.75%, 7/15/08......................       2,494
         (e)2,000  Oil Enterprises Ltd., 6.239%, 6/30/08.............       2,000
                                                                       ----------
                                                                            4,494
                                                                       ----------
     RETAIL-GENERAL (0.7%)
            1,500  Nordstrom, Inc., 6.95%, 3/15/28...................       1,531
                                                                       ----------
  TOTAL CORPORATE BONDS AND NOTES....................................      63,853
                                                                       ----------
  ASSET BACKED SECURITIES (10.0%)
         (e)3,000  Aesop Funding II LLC, Series 97-1, Class A1,
                     6.22%, 10/20/01.................................       3,022
              733  Chase Commercial Mortgage Securities Corp., Series
                     97-2, Class A1, 6.45%, 12/19/04.................         746
                4  Federal National Mortgage Association, REMIC,
                     Series 92-59, Class F, (Floating Rate), 6.09%,
                     8/25/06.........................................           4
            5,000  Ford Credit Auto Owner Trust, Series 98-B, Class
                     A3, 5.85%, 10/15/01.............................       4,994
            1,500  First Plus Home Loan Trust, Series 97-4, Class A4,
                     6.57%, 4/10/13..................................       1,513
            2,958  Merrill Lynch Mortgage Investors, Inc., Series
                     98-C2, Class A1, 6.22%, 2/15/30.................       2,973
            2,832  Mid-State Trust, Series IV A, 8.33%, 4/01/30......       3,104
            1,389  Resolution Trust Corp., Series 91-M5, Class A,
                     9.00%, 3/25/17..................................       1,417
         (e)3,250  Team Fleet Financing Corp., Series 97-1A, 7.35%,
                     5/15/03.........................................       3,367
                                                                       ----------
  TOTAL ASSET BACKED SECURITIES......................................      21,140
                                                                       ----------
TOTAL FIXED INCOME SECURITIES (Cost $189,544)........................     192,105
                                                                       ----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Fixed Income Portfolio

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[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1998
--------------------------------------------------------------------------------

FIXED INCOME PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

      FACE
     AMOUNT                                                              VALUE
      (000)                                                              (000)
---------------------------------------------------------------------------------
SHORT TERM INVESTMENT (11.1%)
  REPURCHASE AGREEMENT (11.1%)
$          23,341  Chase Securities, Inc. 5.40%, dated 6/30/98, due
                     7/01/98, to be repurchased at $23,345,
                     collateralized by U.S. Treasury Notes, 5.50%,
                     due 2/28/03, valued at $23,843 (Cost $23,341)...  $   23,341
                                                                       ----------

TOTAL INVESTMENTS (102.6%) (Cost $212,885).............................   215,446
                                                                         --------
OTHER ASSETS (1.3%)
  Interest Receivable......................................  $    2,626
  Receivable for Investments Sold..........................          15
  Receivable for Portfolio Shares Sold.....................          10
  Other....................................................           9     2,660
                                                             ----------
LIABILITIES (-3.9%)
  Payable for Investments Purchased........................      (5,011)
  Payable for Portfolio Shares Redeemed....................      (2,993)
  Investment Advisory Fees Payable.........................        (112)
  Administrative Fees Payable..............................         (29)
  Custodian Fees Payable...................................         (14)
  Directors' Fees & Expenses Payable.......................         (10)
  Bank Overdraft Payable...................................          (2)
  Distribution Fee Payable.................................          (2)
  Other Liabilities........................................         (15)   (8,188)
                                                             ----------  --------
NET ASSETS (100%)......................................................  $209,918
                                                                         --------
                                                                         --------


                                                                         AMOUNT
                                                                         (000)
---------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Paid in Capital......................................................  $  206,294
Undistributed Net Investment Income..................................       1,108
Accumulated Net Realized Loss........................................         (45)
Unrealized Appreciation on Investments...............................       2,561
                                                                       ----------
NET ASSETS...........................................................  $  209,918
                                                                       ----------
                                                                       ----------

CLASS A:
---------------------------------------------------------------------
NET ASSETS...........................................................    $205,720
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 18,622,050 outstanding $0.001 Par value shares
  (authorized 500,000,000 shares)....................................      $11.05
                                                                       ----------
                                                                       ----------
CLASS B:
---------------------------------------------------------------------
NET ASSETS...........................................................      $4,198
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 379,714 outstanding $0.001 Par value shares
  (authorized 500,000,000 shares)....................................      $11.06
                                                                       ----------
                                                                       ----------

------------------------------------------------------------

(e) -- 144A Security -- certain conditions for public sale may exist. Floating Rate -- Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on June 30, 1998.

REMIC  -- Real Estate Mortgage Investment Conduit

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                          Fixed Income Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
GLOBAL FIXED INCOME PORTFOLIO

COMPOSITION OF NET ASSETS (AT JUNE 30, 1998)
---------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Australian Dollar          6.7%
British Pound              7.9%
Canadian Dollar            4.1%
Danish Krone               4.9%
French Franc               4.4%
German Mark               18.5%
Italian Lira               6.8%
Japanese Yen               3.3%
Swedish Krona              6.8%
United States Dollar      31.1%
Other                      5.5%

PERFORMANCE COMPARED TO THE J.P. MORGAN TRADED
GLOBAL BOND INDEX(1)
--------------------------------------------

                                                  TOTAL RETURNS(2)
                                 ---------------------------------------------------
                                                           AVERAGE        AVERAGE
                                                         ANNUAL FIVE   ANNUAL SINCE
                                    YTD       ONE YEAR      YEARS        INCEPTION
                                 ----------  ----------  ------------  -------------
PORTFOLIO -- CLASS A...........       3.43%       6.12%        5.96%         7.40%
PORTFOLIO -- CLASS B...........       3.39        5.91          N/A          4.32
INDEX -- CLASS A...............       3.27        5.87         6.63          8.41
INDEX -- CLASS B...............       3.27        5.87          N/A          3.64

1. The J.P. Morgan Traded Global Bond Index is an unmanaged index of securities and includes Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, The Netherlands, Spain, Sweden, the United Kingdom and the United States.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------------------------------------

THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE.

The Global Fixed Income Portfolio aims to produce an attractive real rate of return by investing in fixed income securities issued by U.S. and foreign issues including governments, agencies, supranational entities, eurobonds and corporations with varying maturities in various currencies.

For the six months ended June 30, 1998, the Portfolio had a total return of 3.43% for the Class A shares and 3.39% for the Class B shares compared to a total return of 3.27% for the J.P. Morgan Traded Global Bond Index (the "Index"). For the one year ended June 30, 1998, the Portfolio had a total return of 6.12% for the Class A shares and 5.91% for the Class B shares compared to 5.87% for the Index. For the five-year period ended June 30, 1998, the average annual total return of Class A was 5.96% compared to 6.63% for the Index. From inception on May 1, 1991 through June 30, 1998, the average annual total return of Class A was 7.40% compared to 8.41% for the Index. From inception on January 2, 1996 through June 30, 1998, the average annual total return of Class B was 4.32% compared to 3.64% for the Index. As of June 30, 1998, the Portfolio had an SEC 30-day yield of 4.42% for the Class A shares and 4.27% for the Class B shares.

The Asian economic crisis and the resultant weakness in world trade and commodity prices continued to provide an attractive environment for global bonds during the first half of 1998.

As secondary negative macroeconomic shocks have emerged within the Asian countries, growth expectations for the region, and particularly Japan, have been further marked down. While the impact to growth in the U.S. and western Europe has been overshadowed by the strength of the domestic economies to-date, expectations are for a broader downturn in the second half of the year. This coupled with a general flight to quality from the emerging markets saw all global fixed income markets produce solid local currency returns over the period.

In the U.S., ten-year yields fell 30 basis points as treasuries gained on dollar/yen strength, benign inflation data and the perception that any tightening by the Federal Reserve was now on hold. The European markets produced a better performance as the lower inflation outlook led to a further downgrading of interest rate expectations and ten-year yields generally fell 42-62 basis points. The continued move towards monetary union was also a dominant

--------------------------------------------------------------------------------
Global Fixed Income Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
GLOBAL FIXED INCOME PORTFOLIO (CONT.)
theme within Europe with the release of various European convergence reports clearing the way for the start of monetary union with eleven qualifying countries. However, as Italian, Spanish and Irish yields had already nearly fully converged with those in Germany, the main beneficiary was Sweden, a potential second stage member, where ten-year yields fell 100 basis points. The U.K. market was one of the poorest performers, hurt by higher than expected inflation data and a surprise quarter point rise in base rates in June. In Japan, the further deterioration of the economy to close to depression-like conditions and investor scepticism regarding the latest fiscal package continued to support the bond market, and ten-year yields fell 18 basis points.

Global returns in U.S. dollars were reduced due to general dollar appreciation over the period. While the U.S. currency was broadly stable against the European currencies, it experienced sharp rises against the Japanese yen and the other dollar bloc currencies. During the period, the dollar appreciated 6.3% versus the yen and 5.0% versus the Australian dollar whose proximity to Asia appeared to further it's correlation with the yen.

These developments resulted in a 3.27% return in dollar terms for the Index over the six month period. Significant contributory factors to the outperformance of the Portfolio were the underweight exposure to both Japanese interest rate risk and the yen. The overweighting to Swedish bonds and for part of the period to sterling also aided relative performance. Our cautious approach to duration outside of Japan proved to be a negative factor.

Our strategy remained broadly unchanged throughout the first quarter. However, we implemented a significant shift in exposure in June in response to our more negative interpretation of the Asian crisis and our concern that investors may start pricing in a higher risk premium for Japanese assets. We sold Japanese bonds, extending our underweight position, and purchased both dollar bloc and European bonds, taking our interest rate exposure in both regions to overweight and our overall portfolio exposure to neutral. On the currency side, we increased our underweighting to the Japanese yen in favor of the U.S. dollar throughout the period. Following the Federal Reserve's intervention in the currency markets to support yen/dollar, we also reduced our underweight yen position.

We believe that Japan and the level of the Japanese yen are now key to any recovery within the Asian economies. However, we remain unconvinced of the Japanese government's commitment to providing any near term effective stimulus to their economy. While talk of permanent tax cuts and a 'bridge bank' scheme are positive, investors need clearer indications of policy implementation. It is difficult to predict what will happen in Japan and Asia, but on balance, we feel that the Asian crisis together with it's negative implications for global growth has further to run. These fundamentals should continue to support global bonds and also to sustain the ongoing flight to quality from the emerging markets. We are therefore positive on global bond markets with the exception of Japan. However, caution is also required, as U.S. bond yields are at their lowest level since 1993 and Japanese and European yields are also at all-time lows. It is therefore difficult to justify extending interest rate exposure unless we expect economic conditions globally to worsen from the already negative scenario priced into the markets. We are therefore positioned for neutral interest rate exposure overall, expecting bonds to remain a potentially good performing asset class over the remainder of the year.

J. David Germany
PORTFOLIO MANAGER

Michael B. Kushma
PORTFOLIO MANAGER

Paul F. O'Brien
PORTFOLIO MANAGER

Ram Willner
PORTFOLIO MANAGER

July 1998

--------------------------------------------------------------------------------
                                                   Global Fixed Income Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1998
--------------------------------------------------------------------------------

GLOBAL FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------

     FACE
    AMOUNT                                                            VALUE
    (000)                                                             (000)
-----------------------------------------------------------------------------

FIXED INCOME SECURITIES (94.5%)
  AUSTRALIAN DOLLAR (6.7%)
     GOVERNMENT BONDS (4.0%)
    AUD  1,800    Government of Australia, Series 1101,
                    12.00%, 11/15/01...............................  $  1,345
         1,200    Government of Australia, Series 206, 10.00%,
                    2/15/06........................................       949
           400    Government of Australia, Series 808, 8.75%,
                    8/15/08........................................       308
                                                                     --------
                                                                        2,602
                                                                     --------
     U.S. GOVERNMENT AND AGENCY OBLIGATIONS-GLOBAL (2.7%)
         1,000    Federal National Mortgage Association - Global
                    6.375%, 8/15/07................................       641
         1,800    Federal National Mortgage Association - Global
                    6.50%, 7/10/02.................................     1,147
                                                                     --------
                                                                        1,788
                                                                     --------
                                                                        4,390
                                                                     --------
  BRITISH POUND (7.9%)
     GOVERNMENT BONDS (7.9%)
    GBP    200    United Kingdom Conversion Gilt 9.00%, 7/12/11....       430
           800    United Kingdom Treasury Gilt 8.50%, 12/07/05.....     1,526
         1,650    United Kingdom Treasury Gilt 8.50%, 7/16/07......     3,242
                                                                     --------
                                                                        5,198
                                                                     --------
  CANADIAN DOLLAR (4.1%)
     GOVERNMENT BONDS (4.1%)
    CAD  2,900    Government of Canada 8.75%, 12/01/05.............     2,376
           350    Government of Canada 8.00%, 6/01/23..............       317
                                                                     --------
                                                                        2,693
                                                                     --------
  DANISH KRONE (4.9%)
     GOVERNMENT BONDS (4.9%)
    DKK  4,200    Kingdom of Denmark 9.00%, 11/15/00...............       673
        15,400    Kingdom of Denmark 8.00%, 5/15/03................     2,563
                                                                     --------
                                                                        3,236
                                                                     --------
  FRENCH FRANC (4.4%)
     GOVERNMENT BONDS (4.4%)
   FRF   8,500    BTAN 5.50%, 10/12/01.............................     1,457
         7,500    Government of France O.A.T. 7.25%, 4/25/06.......     1,444
                                                                     --------
                                                                        2,901
                                                                     --------
  GERMAN MARK (18.5%)
     EUROBONDS (4.4%)
    DEM  1,300    KFW International Finance, Inc. 7.50%, 1/24/00...       758
         3,500    Landeskreditbank Baden-Wuerttemberg Financial
                    6.625%, 8/20/03................................     2,111
                                                                     --------
                                                                        2,869
                                                                     --------


     FACE
    AMOUNT                                                            VALUE
    (000)                                                             (000)
-----------------------------------------------------------------------------

     GOVERNMENT BONDS (14.1%)
    DEM  1,000    Deutschland Republic, Series 97 6.00%, 1/04/07...  $    601
         5,100    Deutschland Republic, Series 95 6.50%,
                    10/14/05.......................................     3,142
         2,000    German Unity Bond 8.00%, 1/21/02.................     1,242
         2,500    Government of Germany 6.25%, 1/04/24.............     1,562
         4,300    Treuhandanstalt 7.50%, 9/09/04...................     2,753
                                                                     --------
                                                                        9,300
                                                                     --------
                                                                       12,169
                                                                     --------
  ITALIAN LIRA (6.8%)
     GOVERNMENT BONDS (6.8%)
 ITL 2,800,000    BTPS 10.00%, 8/01/03.............................     1,945
     1,450,000    BTPS 9.50%, 1/01/05..............................     1,023
     2,100,000    BTPS 9.50%, 2/01/06..............................     1,519
                                                                     --------
                                                                        4,487
                                                                     --------
  JAPANESE YEN (3.3%)
     EUROBONDS (3.3%)
  JPY  150,000    International Bank for Reconstruction &
                    Development 4.75%, 12/20/04....................     1,314
       100,000    Japan Development Bank 6.50%, 9/20/01............       850
                                                                     --------
                                                                        2,164
                                                                     --------
  SWEDISH KRONA (6.8%)
     GOVERNMENT BONDS (6.8%)
   SEK  13,100    Swedish Government 13.00%, 6/15/01...............     2,026
        18,100    Swedish Government 6.00%, 2/09/05................     2,426
                                                                     --------
                                                                        4,452
                                                                     --------
  UNITED STATES DOLLAR (31.1%)
     ASSET BACKED SECURITIES (5.0%)
U.S.$      750    Asset Securitization Corp., CMO, Series 96-D3 A1
                    B 7.21%, 10/13/26..............................       788
           535    Asset Securitization Corp., CMO, Series 95-MD4 A1
                    7.10%, 8/13/29.................................       560
           130    CISCE Series 97-1 Class A7 6.42%, 12/26/09.......       134
           460    Delta Funding Home Equity Loan Trust, Series 97-1
                    7.21%, 4/25/29.................................       476
           764    LB Commercial Conduit Mortgage Trust, (Floating
                    Rate), CMO 7.14%, 8/25/04......................       788
           516    Mid-State Trust, Series IV A 8.33%, 4/01/30......       561
                                                                     --------
                                                                        3,307
                                                                     --------
     CORPORATE BONDS AND NOTES (4.0%)
        (e)500    BankAmerica Institutional, Series B 7.70%,
                    12/31/26.......................................       531
        (e)300    BT Institutional Capital Trust, Series A 8.09%,
                    12/01/26.......................................       324
        (e)150    First Chicago Corp. 7.75%, 12/01/26..............       163
           385    Goldman Sachs Group 6.25%, 2/01/03...............       389
        (e)300    Lumbermens Mutual Casualty Co., Series AI 9.15%,
                    7/01/26........................................       360
        (e)300    Metropolitan Life Insurance 7.45%, 11/01/23......       301

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Global Fixed Income Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1998
--------------------------------------------------------------------------------

GLOBAL FIXED INCOME PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

     FACE
    AMOUNT                                                            VALUE
    (000)                                                             (000)
-----------------------------------------------------------------------------

  UNITED STATES DOLLAR (CONT.)
     CORPORATE BONDS AND NOTES (CONT.)

U.S.$   (e)300    Nationwide Mutual Life Insurance 7.50%,
                    2/15/24........................................  $    308
        (e)300    Petroliam Nasional Bhd. 7.125%, 10/18/06.........       264
                                                                     --------
                                                                        2,640
                                                                     --------
  U.S. GOVERNMENT AND AGENCY OBLIGATIONS (22.1%)
     U.S. TREASURY BONDS (8.2%)
         1,600    8.125%, 8/15/19..................................     2,065
         3,100    6.25%, 8/15/23...................................     3,318
                                                                     --------
                                                                        5,383
                                                                     --------
     U.S. TREASURY NOTES (13.9%)
         2,300    6.375%, 3/31/01..................................     2,348
         1,100    7.25%, 5/15/04...................................     1,194
         2,000    7.50%, 2/15/05...................................     2,214
         1,025    6.25%, 2/15/07...................................     1,074
         2,300    3.625%, 1/15/08 (Inflation Indexed)..............     2,274
                                                                     --------
                                                                        9,104
                                                                     --------
                                                                       14,487
                                                                     --------
                                                                       20,434
                                                                     --------
TOTAL FIXED INCOME SECURITIES (94.5%) (Cost $61,497)...............    62,124
                                                                     --------
FOREIGN CURRENCY (1.3%)
DEM      1,555    German Mark......................................       862
ITL        203    Italian Lira.....................................        --
JPY      2,375    Japanese Yen.....................................        17
                                                                     --------
TOTAL FOREIGN CURRENCY (Cost $885).................................       879
                                                                     --------

TOTAL INVESTMENTS (95.8%) (Cost $62,382)...........................    63,003
                                                                     --------
OTHER ASSETS (6.7%)
  Receivable for Investments Sold......................  $    2,726
  Interest Receivable..................................       1,465
  Net Unrealized Gain on Foreign Currency Exchange
    Contracts..........................................         158
  Foreign Withholding Tax Reclaim Receivable...........          45
  Other................................................           6     4,400
                                                         ----------
LIABILITIES ( - 2.5%)
  Bank Overdraft Payable...............................      (1,535)
  Investment Advisory Fees Payable.....................         (23)
  Custodian Fees Payable...............................         (12)
  Administrative Fees Payable..........................         (10)
  Directors' Fees & Expenses Payable...................          (7)
  Other Liabilities....................................         (45)   (1,632)
                                                         ----------  --------
NET ASSETS (100%)..................................................  $ 65,771
                                                                     --------
                                                                     --------

NET ASSETS CONSIST OF:
Paid in Capital....................................................  $ 68,729
Undistributed Net Investment Income................................     1,288
Accumulated Net Realized Loss......................................    (5,023)
Unrealized Appreciation on Investments and Foreign Currency
  Translations.....................................................       777
                                                                     --------
NET ASSETS.........................................................  $ 65,771
                                                                     --------
                                                                     --------


                                                                      AMOUNT
                                                                      (000)
-----------------------------------------------------------------------------

CLASS A:
-------------------------------------------------------------------
NET ASSETS.........................................................  $ 65,441
NET ASSET VALUE, OFFERING AND REDEMPTION
 PRICE PER SHARE
 Applicable to 5,741,217 outstanding $0.001 par value shares
 (authorized 500,000,000 shares)...................................    $11.40
                                                                     --------
                                                                     --------
CLASS B:
-------------------------------------------------------------------
NET ASSETS.........................................................      $330
NET ASSET VALUE, OFFERING AND REDEMPTION
 PRICE PER SHARE
 Applicable to 29,019 outstanding $0.001 par value shares
 (authorized 500,000,000 shares)...................................    $11.38
                                                                     --------
                                                                     --------

------------------------------------------------------------
FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:
   Under the terms of foreign currency exchange contracts open at June 30, 1998, the Portfolio is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars or foreign currency as indicated below:

                                                                NET
                                                              UNREALIZED
 CURRENCY TO                          IN EXCHANGE               GAIN
   DELIVER      VALUE    SETTLEMENT       FOR        VALUE     (LOSS)
    (000)       (000)       DATE         (000)       (000)     (000)
-------------  --------  ----------  -------------  --------  --------
DEM     1,555  $    862   7/01/98    U.S.$     860  $    860  $    (2)
JPY    15,462       112   7/01/98    U.S.$     111       111       (1)
DEM     1,900     1,054   7/13/98    U.S.$   1,071     1,071       17
DEM     1,200       666   7/13/98    U.S.$     670       670        4
U.S.$     668       668   7/13/98    DEM     1,200       666       (2)
SEK    14,850     1,863   7/14/98    U.S.$   1,957     1,957       94
SEK     4,000       502   7/14/98    DEM       931       517       15
JPY    25,000       904   7/16/98    U.S.$     918       918       14
U.S.$   4,749     4,749   7/16/98    JPY   655,000     4,737      (12)
CAD     1,900     1,292   7/17/98    U.S.$   1,294     1,294        2
U.S.$     259       259   7/17/98    CAD       375       255       (4)
U.S.$     420       420   7/17/98    CAD       615       418       (2)
AUD     5,850     3,628   7/21/98    U.S.$   3,629     3,629        1
FRF     8,000     1,325   7/24/98    U.S.$   1,359     1,359       34
               --------                             --------  --------
               $ 18,304                             $ 18,462  $   158
               --------
               --------                             --------  --------
                                                    --------  --------

------------------------------------------------------------

(e) -- 144A Security -- certain conditions for public sale may exist.
CMO -- Collateralized Mortgage Obligation
Floating Rate Security -- The interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on June 30, 1998.
Inflation Index Security -- Security includes principal adjustment feature in which par amount adjusts with the Consumer Price Index to insulate bonds from the effects of inflation. The face amount shown is that in effect on June 30, 1998.

------------------------------------------------------------
         SUMMARY OF FIXED INCOME SECURITIES BY INDUSTRY CLASSIFICATION

                                          VALUE     PERCENT OF
SECTOR DIVERSIFICATION                    (000)     NET ASSETS
---------------------------------------------------------------
Finance................................  $ 10,980         16.7%
Foreign Government and Agency
  Obligations..........................    34,869         53.0
U.S. Government and Agency
  Obligations..........................    16,275         24.8
                                         --------          ---
                                         $ 62,124         94.5%
                                         --------          ---
                                         --------          ---

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                   Global Fixed Income Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
HIGH YIELD PORTFOLIO

COMPOSITION OF NET ASSETS (AT JUNE 30, 1998)
---------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Aerospace & Defense                      1.0%
Banking                                  0.6%
Broadcast--Radio & Television           10.2%
Building Materials and Components        2.9%
Chemicals                                1.5%
Computers                                1.1%
Consumer Staples                         1.3%
Electronics                              0.5%
Energy                                   3.6%
Entertainment                            2.5%
Environmental Controls                   0.9%
Financial Services                       9.6%
Food                                     0.6%
Foreign Government Bonds                 6.9%
Gaming & Lodging                         2.3%
Health Care Supplies & Services          6.7%
Hospital Management                      1.0%
Metals                                   1.6%
Multi-Industry                          10.5%
Packaging & Container                    0.7%
Paper                                    1.4%
Personal Care Products                   0.8%
Real Estate                              1.5%
Retail--General                          1.0%
Technology                               0.6%
Telecommunications                      23.8%
Transportation                           0.9%
Utilities                                1.7%
Other                                    2.3%

PERFORMANCE COMPARED TO THE CS FIRST BOSTON HIGH
YIELD INDEX(1)
----------------------------------------------

                                                TOTAL RETURNS(2)
                                -------------------------------------------------
                                                          AVERAGE      AVERAGE
                                                        ANNUAL FIVE  ANNUAL SINCE
                                   YTD       ONE YEAR      YEARS      INCEPTION
                                ----------  ----------  -----------  ------------
PORTFOLIO -- CLASS A..........       4.09%      12.15%       12.00%       13.02%
PORTFOLIO -- CLASS B..........       3.91       11.81          N/A        13.54
INDEX -- CLASS A..............       4.31       10.98        10.43        11.33
INDEX -- CLASS B..............       4.31       10.98          N/A        11.76

1. The CS First Boston High Yield Index is an unmanaged index of high yield corporate bonds.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------------------------------------

THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE.

The High Yield Portfolio seeks to maximize total return by investing in a diversified portfolio of high yield fixed income securities that offer a yield above that generally available on debt securities in the four highest rating categories.

For the six months ended June 30, 1998, the Portfolio had a total return of 4.09% for the Class A shares and 3.91% for the Class B shares compared to a total return of 4.31% for the CS First Boston High Yield Index (the "Index"). For the one year ended June 30, 1998, the Portfolio had a total return of 12.15% for the Class A shares and 11.81% for the Class B shares compared to 10.98% for the Index. For the five-year period ended June 30, 1998, the average annual total return of Class A was 12.00%, compared to 10.43% for the Index. From inception on September 28, 1992 through June 30, 1998, the average annual total return of Class A was 13.02% compared to 11.33% for the Index. From inception on January 2, 1996 through June 30, 1998, the average annual total return of Class B was 13.54%, compared to 11.76% for the Index. As of June 30, 1998, the Portfolio had an SEC 30-day yield of 9.06% for the Class A shares and 8.79% for the Class B shares.

U.S. high-yield bonds significantly underperformed high quality bonds in the second quarter as interest rates fell. The high-yield market has been negatively impacted by the renewed turmoil in Asia, the developing crisis in Russia and concern that corporate profits in the U.S. may begin to face some pressure. Even though the emerging markets represent a small portion of the high-yield index, the weakness in these markets has caused spreads in the high-yield market to widen in sympathy as investors are requiring a higher risk premium for lower rated bonds. In addition, there continued to be a substantial supply of new issues in the period, particularly in the communications sector, which the market had difficulty absorbing.

For the second quarter ended June 30, 1998 the Portfolio had a total return for the Class A shares of -0.14% and -0.20% for the Class B shares compared to 1.26% for the Index. The underperformance in the second quarter was primarily due to our emphasis on non-U.S. and emerging market issues relative to the benchmark along with the overweighting in the communications sector.

While these positions caused underperformance in the second quarter, we continue to be overweight in

--------------------------------------------------------------------------------
High Yield Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
HIGH YIELD PORTFOLIO (CONT.)
communications and non-U.S. issues where we see significant relative value. We added to communications holdings in the second quarter, where increased new supply presented a number of attractive opportunities. These holdings are well diversified by business strategies, including competitive local exchange carriers, wireless, and long distance. New investments in the sector included Level 3 Communications, a domestic long-haul fiber network provider, and Global Crossings, which builds undersea fiber optic cable systems. Outside the U.S., holdings are focused on selected Asian corporates (with Korea being the largest exposure) and Latin American bonds, especially corporate issues in Argentina, Brazil and Mexico. While these non-U.S. markets have been weak, they currently offer very high dollar denominated yields that we believe offer significant value relative to what is available in other sectors.

Recent purchases in the healthcare and retail sectors as a result of bottom up security selection have resulted in an overweighting in these sectors as well. We purchased Tenet Healthcare, a stable, higher quality name and Oxford Health, an HMO provider that we believe is successfully working through its recent problems. Additions to the retail sector include Corporate Express, HMV Media Group and Musicland. We continue to avoid U.S. cyclicals and are underweighted in the media and entertainment, energy and metals sectors.

We have maintained an average credit quality higher than that of the Index, and have balanced the opportunities in low-rated bonds with positions in higher quality issues. Additionally, the interest rate sensitivity of the Portfolio is similar to that of the benchmark. While the market environment has become more challenging recently, we see excellent bottom-up investment opportunities in securities with attractive yields relative to high quality bonds.

Robert Angevine
PORTFOLIO MANAGER

Thomas L. Bennett
PORTFOLIO MANAGER

Stephen F. Esser
PORTFOLIO MANAGER

July 1998

--------------------------------------------------------------------------------
                                                            High Yield Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1998
--------------------------------------------------------------------------------

HIGH YIELD PORTFOLIO
--------------------------------------------------------------------------------

   FACE
  AMOUNT                                                          VALUE
  (000)                                                           (000)
--------------------------------------------------------------------------

CORPORATE BONDS AND NOTES (78.7%)
  BROADCAST-RADIO & TELEVISION (10.2%)
$    2,360  CSC Holdings, Inc., 9.875%, 5/15/06...............  $    2,593
     2,200  CSC Holdings, Inc., 7.875%, 12/15/07..............       2,316
    (e)990  Lenfest Communications, Inc., 7.625%, 2/15/08.....       1,015
     2,390  Lenfest Communications, Inc., 8.375%, 11/01/05....       2,539
     1,850  Paramount Communications, Inc., 8.25%, 8/01/22....       1,956
       475  Rogers Cablesystems Ltd., Series B, 10.00%,
              3/15/05.........................................         528
       200  Rogers Cablesystems of America, 10.125%,
              9/01/12.........................................         218
     2,850  Rogers Cantel, Inc., 8.30%, 10/01/07..............       2,786
     1,440  Rogers Communications, Inc., 9.125%, 1/15/06......       1,460
     3,720  TV Azteca, 10.50%, 2/15/07........................       3,739
                                                                ----------
                                                                    19,150
                                                                ----------
  BUILDING MATERIALS & COMPONENTS (2.9%)
     2,145  American Standard, Cos., Inc., 7.375%, 2/01/08....       2,107
     3,265  Outdoor Systems, Inc., 8.875%, 6/15/07............       3,404
                                                                ----------
                                                                     5,511
                                                                ----------
  CHEMICALS (1.5%)
     2,620  ISP Holdings, Inc., Series B, 9.00%, 10/15/03.....       2,731
                                                                ----------
  COMPUTERS (1.1%)
     1,095  Advanced Micro Devices, Inc., 11.00%, 8/01/03.....       1,158
(e,n)1,400  WAM!NET, Inc., 0.00%, 3/01/05.....................         889
                                                                ----------
                                                                     2,047
                                                                ----------
  CONSUMER STAPLES (1.3%)
     2,400  Kmart Corp., 8.80%, 7/01/10.......................       2,482
                                                                ----------
  ELECTRONICS (0.5%)
  (e)1,060  Hyundai Semiconductor, 8.625%, 5/15/07............         823
    (e)200  Samsung Electronics Co., 7.45%, 10/01/02..........         166
                                                                ----------
                                                                       989
                                                                ----------
  ENERGY (3.6%)
(e,n)1,300  Cia Energetica Sao Paulo, 9.125%, 6/26/07.........       1,176
  (e)2,040  Chesapeake Energy, 9.625%, 5/01/05................       2,050
       400  Korea Electric Power, 7.75%, 4/01/13..............         295
     1,500  Quezon Power Ltd., 8.86%, 6/15/17.................       1,266
     1,960  Snyder Oil Corp., 8.75%, 6/15/07..................       1,980
                                                                ----------
                                                                     6,767
                                                                ----------
  ENVIRONMENTAL CONTROLS (0.9%)
  (n)1,500  Norcal Waste Systems, Inc., Series B, 13.25%,
              11/15/05........................................       1,725
                                                                ----------


   FACE
  AMOUNT                                                          VALUE
  (000)                                                           (000)
--------------------------------------------------------------------------
  FINANCIAL SERVICES (3.5%)
$ (e)1,300  Fuji JGB Investments LLC, 9.87%, 12/31/49.........  $    1,155
     1,400  Indah Kiat Financial Mauritius, 10.00%, 7/01/07...         994
     1,115  Navistar Financial Corp., 9.00%, 6/01/02..........       1,167
  (n)2,745  PTC International Finance BV, 0.00%, 7/01/07......       1,887
     1,435  Western Financial Bank, 8.875%, 8/01/07...........       1,345
                                                                ----------
                                                                     6,548
                                                                ----------
  FOOD (0.6%)
  (e)1,065  Smithfield Foods, Inc., 7.625%, 2/15/08...........       1,062
                                                                ----------
  GAMING & LODGING (2.3%)
     2,540  Grand Casinos, Inc., 10.125%, 12/01/03............       2,743
       496  Louisiana Casino Cruises, Inc., 11.50%,
              12/01/98........................................         498
       890  Station Casinos, Inc., 10.125%, 3/15/06...........         992
                                                                ----------
                                                                     4,233
                                                                ----------
  HEALTH CARE SUPPLIES & SERVICES (6.7%)
  (e)1,485  American Cellular Corp., 12.50%, 5/15/08..........       1,491
       975  Columbia/HCA Healthcare, 8.13%, 8/04/03...........       1,002
     5,280  Columbia/HCA Healthcare, 6.91%, 6/15/05...........       5,102
    (e)955  Oxford Health Plans, Inc., 11.00%, 5/15/05........         979
     1,930  Tenet Healthcare Corp., 8.625%, 1/15/07...........       1,990
  (e)1,975  Tenet Healthcare Corp., 8.125%, 12/01/08..........       1,987
                                                                ----------
                                                                    12,551
                                                                ----------
  HOSPITAL MANAGEMENT (1.0%)
  (e)1,880  Fresenius Medical Capital Trust II, 7.875%,
              2/01/08.........................................       1,833
                                                                ----------
  METALS (1.6%)
  (e)1,050  Jet Equipment Trust, Series C-1, 11.79%,
              6/15/13.........................................       1,430
    (e)525  Jet Equipment Trust, Series 95-D, 11.44%,
              11/01/14........................................         710
    (e)990  NSM Steel, Ltd.,12.25%, 2/01/08...................         871
                                                                ----------
                                                                     3,011
                                                                ----------
  MULTI-INDUSTRY (10.5%)
  (e)1,035  American Commercial Lines LLC, 10.25%, 6/30/08....       1,049
     1,055  Asia Pulp & Paper Company, Ltd., 12.00%,
              2/15/04.........................................         739
  (e)1,340  Cex Holdings, Inc., 9.625%, 6/01/08...............       1,353
     1,840  Comcast Cellular Corp., Series B, 9.50%,
              5/01/07.........................................       1,918
       594  Fleming Cos., Inc., 10.50%, 12/01/04..............         616
    (a)900  HYLSA S.A. de C.V., 9.25%, 9/15/07................         848
     1,150  Multicanal, 10.50%, 2/01/07.......................       1,150
     2,855  Murrin Murrin Holdings, PTY, (Yankee Bond),
              9.375%, 8/31/07.................................       2,816
     1,895  Musicland Group, Inc., 9.875%, 3/15/08............       1,886
     1,215  Psinet, Inc., 10.00%, 2/15/05.....................       1,239

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
High Yield Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1998
--------------------------------------------------------------------------------

HIGH YIELD PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

   FACE
  AMOUNT                                                          VALUE
  (000)                                                           (000)
--------------------------------------------------------------------------

  MULTI-INDUSTRY (CONT.)

$ (e)1,600  RBS Participacoes, 11.00%, 4/01/07................  $    1,448
    (e)435  RG Receivables Ltd., 9.60%, 2/10/05...............         404
  (e)1,965  Samsonite Corp., 10.75%, 6/15/08..................       1,953
  (e)2,400  Vencor, Inc., 9.875%, 5/01/05.....................       2,361
                                                                ----------
                                                                    19,780
                                                                ----------
  PACKAGING & CONTAINER (0.7%)
     1,245  SD Warren Co., 12.00%, 12/15/04...................       1,379
                                                                ----------
  PAPER (1.4%)
  (e)2,550  Norampac, Inc., 9.50%, 2/01/08....................       2,595
                                                                ----------
  PERSONAL CARE PRODUCTS (0.8%)
     1,500  Revlon Consumer Products, 8.125%, 2/01/06.........       1,498
                                                                ----------
  REAL ESTATE (1.5%)
     1,200  CB Richard Ellis Services Group, Inc., 8.875%,
              6/01/06.........................................       1,191
     1,250  HMC Acquisition Properties, Series B, 9.00%,
              12/15/07........................................       1,378
       285  Murrin Murrin Holdings, Senior Notes, 9.375%,
              8/31/07.........................................         281
                                                                ----------
                                                                     2,850
                                                                ----------
  RETAIL-GENERAL (1.0%)
     2,185  Southland Corp., 5.00%, 12/15/03..................       1,898
                                                                ----------
  TECHNOLOGY (0.6%)
  (e)1,465  AST Research, Inc., 7.45%, 10/01/02...............       1,207
                                                                ----------
  TELECOMMUNICATIONS (21.9%)
  (e)1,845  AMSC Acquisition Co., 12.25%, 4/01/08.............       1,735
(e,n)1,550  Dolphin Telecom plc, 0.00%, 6/01/08...............         884
    (e)650  Esprit Telecom Group plc, 11.50%, 12/15/07........         676
     1,050  Esprit Telecom Group plc, 10.875%, 6/15/08........       1,053
  (e)1,000  Flag Ltd., 8.25%, 1/30/08.........................       1,010
    (a)600  Globalstar Capital Corp., 11.375%, 2/15/04........         584
  (e)1,200  Globo Communicacoes e Participacoes Ltd., 10.50%,
              12/20/06........................................       1,092
  (n)3,590  Intermedia Communications, Inc.,
              Series B, 0.00%, 7/15/07........................       2,621
  (e)1,790  IXC Communications, Inc., 9.00%, 4/15/08..........       1,794
  (a,e)605  Iridium LLC/Capital Corp., Series A, 13.00%,
              7/15/05.........................................         647
  (e)1,945  Level 3 Communications, Inc., 9.125%, 5/01/08.....       1,887
(e,n)2,995  NEXTLINK Communications, Inc., 0.00%, 4/15/08.....       1,834
  (n)1,810  Nextel Communications, Inc., 0.00%, 8/15/04.......       1,756
  (n)7,265  Nextel Communications, Inc., 0.00%, 9/15/07.......       4,868
  (e,n)950  Nextel Communications, Inc., 0.00%, 2/15/08.......         601

   FACE
  AMOUNT                                                          VALUE
  (000)                                                           (000)
--------------------------------------------------------------------------
$(a,n)2,275 Occidente y Caribe Cellular, 0.00%, 3/15/04.......  $    1,979
  (e)1,290  Onepoint Communications Corp., 14.50%, 6/01/08....       1,213
     2,685  Philippine Long Distance Telephone, Global Bond,
              9.25%, 6/30/06..................................       2,651
  (e)1,430  Primus Telecommunications Group, Inc., 9.875%,
              5/15/08.........................................       1,401
       555  Qwest Communications International, Inc., Series
              B, 10.875%, 4/01/07.............................         640
(e,n)1,085  Qwest Communications International, Inc., 0.00%,
              2/01/08.........................................         781
  (n)1,700  RCN Corp., 0.00%, 10/15/07........................       1,097
  (n)2,460  RCN Corp., 0.00%, 2/15/08.........................       1,494
(e,n)3,750  Rhythms Netconnections, 0.00%, 5/15/08............       1,819
        56  RSL Communications plc, 12.25%, 11/15/06..........          63
(e,n)2,550  RSL Communications plc, 9.125%, 3/01/08...........       2,474
  (n)2,430  TCI Satellite Entertainment, Inc. 0.00%,
              2/15/07.........................................       1,640
(e,n)1,165  Viatel, Inc., 0.00%, 4/15/08......................         702
                                                                ----------
                                                                    40,996
                                                                ----------
  TRANSPORTATION (0.9%)
     1,455  Hermes Europe Railtel BV, 11.50%, 8/15/07.........       1,644
                                                                ----------
  UTILITIES (1.7%)
     1,935  AES Corp., 8.50%, 11/1/07.........................       1,959
       541  Niagara Mowhawk Power, Series G, 7.75%,
              10/01/08........................................         555
    (n)934  Niagara Mowhawk Power, Series H, 0.00%, 7/01/10...         642
                                                                ----------
                                                                     3,156
                                                                ----------
TOTAL CORPORATE BONDS AND NOTES (Cost $147,919)...............     147,643
                                                                ----------
ASSET BACKED SECURITIES (6.3%)
  AEROSPACE & DEFENSE (1.0%)
     1,945  Aircraft Lease Portfolio Securitization Ltd.,
              Series 96-1 P1, Class D, 12.75%, 6/15/06........       1,945
                                                                ----------
  BANKING (0.6%)
(e,n)1,205  SB Treasury Co. LLC, 9.40%, 12/29/49..............       1,200
                                                                ----------
  FINANCIAL SERVICES (4.7%)
  (e)1,686  CA FM Lease Trust, 8.50%, 7/15/17.................       1,771
     1,246  DR Securitized Finance, Series 93-K1, Class A1,
              6.66%, 8/15/10..................................       1,165
     2,450  DR Securitized Finance, Series 94-K1, Class A1,
              7.60%, 8/15/07..................................       2,421
     1,175  DR Securitized Finance, Series 94-K1, Class A2,
              8.375%, 8/15/15.................................       1,175

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                            High Yield Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1998
--------------------------------------------------------------------------------

HIGH YIELD PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

   FACE
  AMOUNT                                                          VALUE
  (000)                                                           (000)
--------------------------------------------------------------------------

  FINANCIAL SERVICES (CONT.)

$      875  FMAC Loan Receivables Trust, Series 96-B, Class C,
              (Floating Rate), 7.929%, 11/01/18...............  $      790
  (e)1,575  Long Beach Auto, Series 97-1, Class B, 14.22%,
              10/26/03........................................       1,573
                                                                ----------
                                                                     8,895
                                                                ----------
TOTAL ASSET BACKED SECURITIES (Cost $11,390)..................      12,040
                                                                ----------
FOREIGN GOVERNMENT BONDS (6.9%)
  (e)1,340  Cathay International Ltd., 13.00%, 4/15/08........       1,139
(e,n)1,800  CTI Holdings, 0.00%, 4/15/08......................         995
     1,080  Grupo Minero Mexico, 8.25%, 4/01/08...............       1,031
    (e)900  Multicanal, 10.50%, 4/15/18.......................         859
     2,655  Pindo Deli Financial Mauritius, 10.75%,
              10/01/07........................................       1,859
     2,095  Republic of Argentina, (Floating Rate), (Bearer),
              6.625%, 3/31/05.................................       1,853
  (e)2,825  Samsung Electronic America, 9.75%, 5/01/03........       2,538
  (e)2,695  Satelites Mexicanos, 10.125%, 11/01/04............       2,600
                                                                ----------
TOTAL FOREIGN GOVERNMENT BONDS (Cost $13,828).................      12,874
                                                                ----------

  SHARES
----------

COMMON STOCK (0.0%)
  FOOD SERVICE & LODGING (0.0%)
  (e)1,300  Motels of America, Inc. (Cost $85)................          14
                                                                ----------
PREFERRED STOCKS (5.7%)
  ENTERTAINMENT (2.5%)
     4,171  Time Warner, Inc., Series M, 10.25%, 7/01/16......       4,640
                                                                ----------
  FINANCIAL SERVICES (1.4%)
     1,015  Sinclair Broadcast Group, Inc., 9.00%, 7/15/07....       1,045
    13,500  Sinclair Capital, 11.625%, 3/15/09................       1,499
                                                                ----------
                                                                     2,544
                                                                ----------
  TELECOMMUNICATIONS (1.8%)
  (a)6,750  Concentric Network Corp., PIK, 13.50%, 6/1/10.....         672
  (a)1,264  IXC Communications, Inc., Series B, PIK 12.50%,
              8/15/09.........................................       1,470
(a,e)9,500  Paxson Communications Corp., PIK, 13.25%,
              11/15/06........................................         943
(a,e)3,200  Paxson Communications Corp., PIK, 9.75%,
              12/31/06........................................         319
                                                                ----------
                                                                     3,404
                                                                ----------
TOTAL PREFERRED STOCKS (Cost $9,978)..........................      10,588
                                                                ----------

  NO. OF                                                          VALUE
 WARRANTS                                                         (000)
--------------------------------------------------------------------------

WARRANTS (0.1%)
  BUILDING MATERIALS & COMPONENTS (0.0%)
    (a)630  Concentric Network Corp., expiring 12/15/07.......  $       --
                                                                ----------
  GAMING & LODGING (0.0%)
(a,e)1,725  Louisiana Casino Cruises, Inc., expiring
              12/01/98........................................          --
                                                                ----------
  TELECOMMUNICATIONS (0.1%)
  (a,e)600  Globalstar Telecommunications Ltd., expiring
              2/15/04.........................................          74
   (a) 605  Iridium World Communications, Inc., expiring
              7/15/05.........................................         124
(a,d)3,000  Nextel Communications, Inc., expiring 4/25/99.....          --
(a,d)9,100  Occidente y Caribe Cellular, expiring 3/15/04.....          --
  (a)1,024  Paxson Communications Corp., expiring 6/30/03.....          --
                                                                ----------
TOTAL WARRANTS (Cost $11).....................................         198
                                                                ----------

   FACE
  AMOUNT
  (000)
----------

SHORT TERM INVESTMENT (1.0%)
  REPURCHASE AGREEMENT (1.0%)
$    1,812  Chase Securities, Inc. 5.40%, dated 6/30/98, due
              7/01/98, to be repurchased at $1,812
              collateralized by U.S. Treasury Bonds, 11.25%,
              due 2/15/15, valued at $1,858 (Cost $1,812).....       1,812
                                                                ----------
TOTAL INVESTMENTS (98.7%) (Cost $185,023).....................     185,169
                                                                ----------

  OTHER ASSETS (1.7%)
    Interest Receivable...........................  $    3,112
    Receivable for Portfolio Shares Sold..........         209
    Other.........................................           5       3,326
                                                    ----------
  LIABILITIES ( - 0.4%)
    Payable for Portfolio Shares Redeemed.........        (333)
    Bank Overdraft Payable........................        (235)
    Investment Advisory Fees Payable..............        (153)
    Administrative Fees Payable...................         (24)
    Custodian Fees Payable........................         (14)
    Directors' Fees & Expenses Payable............          (7)
    Distribution Fee Payable......................          (6)
    Other Liabilities.............................         (71)       (843)
                                                    ----------  ----------
  NET ASSETS (100.0%).........................................  $  187,652
                                                                ----------
                                                                ----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
High Yield Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1998
--------------------------------------------------------------------------------

HIGH YIELD PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                  AMOUNT
                                                                  (000)
  ------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Paid in Capital...............................................  $  182,010
Undistributed Net Investment Income...........................       1,699
Accumulated Net Realized Gain.................................       3,797
Unrealized Appreciation on Investments........................         146
                                                                ----------
NET ASSETS....................................................  $  187,652
                                                                ----------
                                                                ----------

CLASS A:
--------------------------------------------------------------
NET ASSETS....................................................    $177,113
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 15,181,027 outstanding $0.001 par value Shares
  (authorized 500,000,000 shares).............................      $11.67
                                                                ----------
                                                                ----------
CLASS B:
--------------------------------------------------------------
NET ASSETS....................................................     $10,539
ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 905,504 outstanding $0.001 par value Shares
  (authorized 500,000,000 shares )............................      $11.64
                                                                ----------
                                                                ----------

------------------------------------------------------------

(a)   --  Non-income producing security
(d)   --  Security valued at fair value -- see note A-1 to financial statements.
(e)   --  144A Security -- certain conditions for public sale may exist.
(n) -- Step Bond -- coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 1998. Maturity date disclosed is the ultimate maturity date.
PIK   --  Payment-In-Kind. Income may be received in additional Securities or cash at the discretion of the issuer.
Floating Rate Security -- The interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those ineffect on June 30, 1998.

At June 30, 1998, approximately 89% of the Portfolio's net assets consisted of high yield securities rated below investment grade. Investments in high yield securities are accompanied by a greater degree of credit risk and the risk tends to be more sensitive to economic conditions than higher rated securities. Certain securities may be valued on the basis of bid prices provided by one principal market maker.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                            High Yield Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
MUNICIPAL BOND PORTFOLIO

COMPOSITION OF NET ASSETS (AT JUNE 30, 1998)
---------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Fixed Rate Instruments      99.4%
Other                        0.6%

PERFORMANCE COMPARED TO THE LEHMAN 7-YEAR
MUNICIPAL BOND INDEX(1)
----------------------------------------

                                         TOTAL RETURNS(2)
                           ---------------------------------------------
                                                        AVERAGE ANNUAL
                              YTD        ONE YEAR      SINCE INCEPTION
                           ----------  -------------  ------------------
PORTFOLIO -- CLASS A.....       2.17%        6.99%             6.34%
INDEX....................       2.32         7.34              7.63

1. The Lehman 7-Year Municipal Bond Index consists of investment grade bonds with maturities between 6-8 years, rated BAA or better. All bonds have been taken from issues of at least $50 million in size sold within the last five years.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------------------------------------

THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE.

The Municipal Bond Portfolio seeks high current income consistent with preservation of principal through investment in a portfolio consisting primarily of intermediate and long-term investment grade municipal obligations, the interest on which is exempt from Federal income tax.

For the six months ended June 30, 1998, the Portfolio had a total return of 2.17% for the Class A shares compared to a total return of 2.32% for the Lehman 7-Year Municipal Bond Index (the "Index"). For the one year ended June 30, 1998, the Portfolio had a total return of 6.99% for the Class A shares compared to 7.34% for the Index. From inception on January 18, 1995 through June 30, 1998, the average annual total return of Class A was 6.34% compared to 7.63% for the Index. As of June 30, 1998, the Portfolio had an SEC 30-day yield of 4.20% for the Class A shares.

Performance during the first half of 1998 has closely tracked the benchmark Index. Trading activity was limited during the quarter, with swap activity hampered by the significant unrealized gains in the Portfolio. New positions added during the quarter included long noncallable high quality bonds; this structure has performed well due to strong demand and very limited supply. The Portfolio continues to be structured with a defensive bias.

The municipal bond market posted positive returns during the second quarter as interest rates across the U.S. fixed income spectrum reached their lowest absolute levels on record. During the second quarter, market participants pondered many of the same issues that have driven interest rate direction throughout 1998. With a low inflation environment seemingly here to stay and economic growth not accelerating at the same quick pace witnessed at the start of 1998, the economy appears to be in a perfect environment for the Federal Reserve to do nothing. With "fear of the Fed" not distracting the markets, other distractions were necessary. These were easily found in the volatile dollar/yen relationship, the Russian economic situation, southeast Asia political turmoil, and potential longer-term repercussions from the General Motors strike. Negative stirrings from any of these distractions sent investors worldwide running for cover, with the U.S. Treasury bond market consistently the beneficiary. With foreign buyers seeking a safe haven working the demand side of the equation and the growing federal budget surplus shrinking the supply side, the Treasury market, and, to a slightly

--------------------------------------------------------------------------------
Municipal Bond Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
MUNICIPAL BOND PORTFOLIO (CONT.)
lesser degree, all U.S. fixed income markets saw yield levels drop during the quarter. As the quarter came to a close, none of the above named "distractions" had gone away, leaving the markets to begin the third quarter waiting and watching.

The low interest rate environment helped lead to a 51% increase in first half 1998 municipal new issue volume compared to first half 1997 levels. The increased volume was attributable to a combined increase in refundings as issuers took advantage of low rates to refinance higher coupon debt and a surge in new money issuance. With the economy humming along, municipalities have easily received approval from voters to issue debt for a variety of purposes. First half volume was dominated by the issuance of bonds for education, health care and transportation. In addition, the housing sector remained strong as state housing agencies saw robust demand from first time home buyers. The largest percentage increase in volume over 1997 belonged to the electric power sector. Deregulation and the nationwide restructuring of the electric power industry led many municipal public power issuers to refund all of their outstanding debt in order to rewrite outdated bond indentures and lower their debt service costs. With supply in abundance, the municipal market needed the demand side of the equation to go to bat. And go to bat it did. Buyers stepped up to the plate, albeit at yield levels that priced municipals at less expensive ratios to comparable maturity Treasuries. As the quarter progressed, municipals continued to underperform Treasuries, and the quarter ended with long-term municipal bonds trading at ratios over 90% of long Treasuries. If new issue volume keeps up the recent torrid pace, municipals should continue to trade at or near current ratios, which represents value in the municipal market.

Lori A. Cohane
PORTFOLIO MANAGER

July 1998

--------------------------------------------------------------------------------
                                                        Municipal Bond Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1998
--------------------------------------------------------------------------------

MUNICIPAL BOND PORTFOLIO
--------------------------------------------------------------------------------

 FACE
AMOUNT                                                         VALUE
 (000)                                                         (000)
----------------------------------------------------------------------

TAX-EXEMPT INSTRUMENTS (99.4%)
  FIXED RATE INSTRUMENTS (99.4%)
$ 1,500    Baltimore County, Maryland, Consolidated Public
             Improvement, General Obligation Bonds, 6.00%,
             7/01/05
             Prerefunded 7/01/02 at 102.....................  $  1,631
  1,000    California State, Department of Water Revenue
             Bonds, Series Q, 6.00%, 12/01/10...............     1,132
  1,920    City of Dallas, Texas, General Obligation Bonds,
             6.00%, 2/15/06.................................     2,120
    250    Connecticut State, General Obligation Bonds,
             Series C, 5.50%, 3/15/03.......................       264
    175    Connecticut State, General Obligation Bonds,
             Series C, 6.15%, 11/15/03......................       190
  1,500    Connecticut State, General Obligation Bonds,
             Series E, 6.00%, 3/15/12.......................     1,690
  1,565    Connecticut State, Housing Finance Authority,
             Revenue Bonds, Sub. Series D-1, 6.20%,
             5/15/17........................................     1,647
    500    Fairfax County, Virginia, Water Authority Revenue
             Bonds, 6.00%, 4/01/22..........................       549
    500    Fairfax County, Virginia, Water Authority Revenue
             Bonds, 6.00%, 4/01/22 Prerefunded 4/01/07 at
             102............................................       566
  1,500    Florida State Board of Education, Capital Outlay,
             Public Education, General Obligation Bonds,
             6.40%, 6/01/19.................................     1,622
    500    Fulton County, Georgia, School District General
             Obligation Bonds, 5.375%, 1/01/16..............       526
    500    Georgia State, General Obligation Bonds, Series
             F, 6.50%, 12/01/06.............................       577
  1,000    Gwinnett County, Georgia, General Obligation
             Bonds, 6.00%, 1/01/11..........................     1,081
  1,000    Hawaii State, General Obligation Bonds,
             Series CJ, 6.20%, 1/01/12
             Prerefunded 1/01/05 at 100.....................     1,107
    300    Houston, Texas, Water & Sewer Systems, Revenue
             Bonds, Series B, 6.25%, 12/01/05...............       335
  1,500    Illinois State, Sales Tax Revenue Bonds,
             Series S, 5.25%, 6/15/13.......................     1,524
  1,000    Kentucky State Housing Corp., Revenue Bonds,
             Series A, 6.00%, 7/01/10.......................     1,057
  1,625    Michigan State Housing Development Authority,
             Revenue Bonds, Series A, 6.75%, 12/01/14.......     1,742
  1,400    Mississippi State, General Obligation Bonds,
             6.00%, 2/01/09
             Prerefunded 2/01/05 at 100.....................     1,534
  1,475    Montana State, General Obligation Bonds, Long
             Range Building Program, Series C, 6.00%,
             8/01/13
             Prerefunded 8/01/04 at 100.....................     1,610
  2,000    Municipal Assistance Corp. for City of New York,
             NY, Revenue Bonds, 6.00%, 7/01/04..............     2,180


 FACE
AMOUNT                                                         VALUE
 (000)                                                         (000)
----------------------------------------------------------------------
$ 1,000    New Jersey State, General Obligation Bonds,
             Series E, 5.50%, 7/15/02.......................  $  1,053
    960    Ohio State, Housing Finance Agency, Residential
             Mortgage Revenue Bonds,
             Series A-1, 6.20%, 9/01/14.....................     1,028
  1,000    Orlando, Florida, Utilities Commission Water &
             Electric, Revenue Bonds, Series D, 6.75%,
             10/01/17.......................................     1,219
    500    Palm Beach County, Florida, General Obligation
             Bonds, Series B, 6.75%, 7/01/11................       603
     50    Puerto Rico Commonwealth Highway & Transportation
             Authority, Revenue Bonds, Series T, 6.50%,
             7/01/22
             Prerefunded 7/01/02 at 101.50..................        55
  1,000    Reedy Creek Improvement District, Florida,
             Utility, Revenue Bonds, Series 91-1, 6.50%,
             10/01/16 Prerefunded 10/01/01 at 101...........     1,084
    600    Salt Lake City, Utah, General Obligation Bonds,
             6.375%, 6/15/11................................       635
  1,000    Shelby County, Tennessee, General Obligation
             Bonds , Series A, 5.50%, 3/01/08...............     1,086
  1,385    Shelby County, Tennessee, General Obligation
             Bonds , Series B, 5.50%, 8/01/10...............     1,502
  1,250    Texas A & M University, Revenue Bonds, Series B,
             6.00%, 7/01/11.................................     1,325
  1,500    Texas State, Public Finance Authority,
             Series A, 5.95%, 10/01/15 Prerefunded 4/01/05
             at 100.........................................     1,642
  1,500    Triborough Bridge & Tunnel Authority, New York,
             Revenue Bonds, Series Y, 6.00%, 1/01/12........     1,684
  1,000    Utah State, Housing Financing Agency, Single
             Family Mortgage Revenue Bonds,
             Series G-1, Class I, 5.50%, 7/01/16............     1,022
  1,000    Virginia Beach, Virginia, General Obligation
             Bonds, 6.00%, 9/01/10
             Prerefunded 9/01/04 at 102.....................     1,108
    500    Virginia State Housing Development Authority,
             Commonwealth Mortgage Revenue Bonds, Series B,
             6.60%, 1/01/12.................................       534
  1,000    Virginia State Housing Development Authority,
             Commonwealth Mortgage Revenue Bonds, Series B,
             6.65%, 1/01/13.................................     1,069
  1,000    Washington State, General Obligation Bonds,
             Series B, 6.40%, 6/01/17.......................     1,172
  1,440    Wisconsin State, Clean Water Revenue Bonds,
             Series 1, 6.875%, 6/01/11......................     1,741
  1,115    Wisconsin State, General Obligation Bonds, Series
             2, 5.125%, 11/01/11............................     1,166
                                                              --------
  TOTAL FIXED RATE INSTRUMENTS (Cost $43,404)...............    45,412
                                                              --------
TOTAL TAX-EXEMPT INSTRUMENTS (Cost $43,404).................    45,412
                                                              --------
TOTAL INVESTMENTS (99.4%) (Cost $43,404)....................    45,412
                                                              --------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Municipal Bond Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1998
--------------------------------------------------------------------------------

MUNICIPAL BOND PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                 AMOUNT
                                                                  (000)
-------------------------------------------------------------------------
OTHER ASSETS (1.9%)
  Cash..............................................  $    45
  Interest Receivable...............................      806   $    851
                                                      -------
LIABILITIES ( - 1.3%)
  Payable for Investments Purchased.................     (532)
  Investment Advisory Fees Payable..................      (17)
  Administrative Fees Payable.......................       (7)
  Director's Fees & Expenses Payable................       (4)
  Custodian Fees Payable............................       (2)
  Other.............................................      (15)      (577)
                                                      -------   ---------
NET ASSETS (100%)............................................   $ 45,686
                                                                ---------
                                                                ---------

NET ASSETS CONSIST OF:
Paid in Capital...............................................  $  43,062
Undistributed Net Investment Income...........................        229
Accumulated Net Realized Gain.................................        387
Unrealized Appreciation on Investments........................      2,008
                                                                ---------
NET ASSETS....................................................  $  45,686
                                                                ---------
                                                                ---------

CLASS A:
--------------------------------------------------------------
NET ASSETS....................................................  $  45,686
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 4,335,260 outstanding $0.001 par value
  shares (authorized 500,000,000 shares)......................     $10.54
                                                                ---------
                                                                ---------

------------------------------------------------------------
Prerefunded Bonds -- Outstanding bonds have been refunded to the first call date (prerefunded date) by the issuance of new bonds. Principal and interest are paid from monies escrowed in U.S. Treasury securities. Prerefunded bonds are generally re-rated AAA due to the U.S. Treasury escrow.

------------------------------------------------------------
           SUMMARY OF TAX-EXEMPT INSTRUMENTS BY STATE CLASSIFICATION

                                          VALUE     PERCENT OF
STATE                                     (000)     NET ASSETS
---------------------------------------------------------------
California.............................  $  1,132          2.5%
Connecticut............................     3,792          8.3
Florida................................     4,528          9.9
Georgia................................     2,185          4.8
Hawaii.................................     1,107          2.4
Illinois...............................     1,524          3.3
Kentucky...............................     1,057          2.3
Maryland...............................     1,631          3.6
Michigan...............................     1,742          3.8
Mississippi............................     1,533          3.3
Montana................................     1,610          3.5
New Jersey.............................     1,053          2.3
New York...............................     3,864          8.5
Ohio...................................     1,028          2.2
Puerto Rico............................        55          0.1
Tennessee..............................     2,588          5.7
Texas..................................     5,421         11.9
Utah...................................     1,657          3.6
Virginia...............................     3,826          8.4
Washington.............................     1,172          2.6
Wisconsin..............................     2,907          6.4
                                         --------          ---
                                         $ 45,412         99.4%
                                         --------          ---
                                         --------          ---

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                        Municipal Bond Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO

COMPOSITION OF NET ASSETS (AT JUNE 30, 1998)
---------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Bankers Acceptance                                 1.8%
Commercial Paper                                  55.2%
Corporate Floating Rate Notes                      9.7%
Certificates of Deposit                           26.0%
U.S. Government & Agency Floating Rate Notes       6.5%
U.S. Government & Agency Fixed Rate Notes          0.6%
Other                                              0.2%

COMPARATIVE MONTHLY AVERAGE YIELDS
--------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              MONEY MARKET PORTFOLIO 30 DAY
                         YIELDS                  IBC MONEY FUND COMPARABLE YIELDS
January                                  5.26%                               5.24%
February                                 5.21%                               5.17%
March                                    5.16%                               5.16%
April                                    5.15%                               5.15%
May                                      5.14%                               5.12%
June                                     5.16%                               5.13%

------------------------------------------------

INVESTMENTS IN SHARES OF THE PORTFOLIO ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE IS NO ASSURANCE THAT THE PORTFOLIO WILL MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE.

The Money Market Portfolio's investment objectives are to maximize current income and preserve capital while maintaining high levels of liquidity through investing in high quality money market instruments which have effective maturities of one year or less. The Portfolio's average maturity (on a dollar-weighted basis) will not exceed 90 days. The Portfolio will purchase only securities having a remaining maturity of one year or less. The Portfolio is expected to maintain a net asset value of $1.00 per share. There can be no assurance, however, that the Portfolio will be successful in maintaining a net asset value of $1.00 per share.

The seven day yield and seven day effective yield (which assumes an annualization of the current yield with all dividends reinvested) for the Portfolio as of June 30, 1998 were 5.14% and 5.28%, respectively. As with all money market portfolios, the seven day yields are not necessarily indicative of future performance.

The U.S. economy began 1998 with a robust first quarter as gross domestic product rose 5.4% representing a healthy pace of economic growth. Inflation at the CPI level was non-existent as commodity and producer prices fell during the first quarter. Interest rates declined, and consumers enjoyed attractive financing which stimulated a strong housing market. Jobs remained plentiful and the unemployment rate held steady at 4.7%.

As the economy moved into the second quarter, economic strength continued although at a more moderate pace. The labor market made further gains and the unemployment rate fell to 4.5%. Wages rose in the second quarter although not enough to trigger market fears of higher inflation and tighter corporate profit margins. Wage growth continues to be one of the key elements in defining the expansion's life cycle. As long as wages grow at a gradual pace, the current balance between low inflation and healthy corporate profits can remain intact.

By the end of the second quarter interest rates had fallen to their lowest levels of the year. The U.S. Treasury curve was flat to inverted, and the yield on the long bond had fallen to 5.626%. Low domestic inflation played a large part in driving interest rates lower, but so did the economic and fiscal crisis in Asia. Asian pressures helped increase foreign demand for U.S. bonds as foreign investors sought out higher quality markets in which to invest and protect their capital.

--------------------------------------------------------------------------------
Money Market Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO (CONT.)

Typically in situations where the economy is as strong as it is in the U.S., markets would become concerned that monetary policy might turn more restrictive in order to slow economic growth and prevent inflation. Although these concerns exist, the markets are less concerned that the Federal Reserve might raise interest rates to slow economic growth since other regulating factors exist. While the Asian crisis has helped to drive bond prices higher, it has also widened the trade deficit and may provide a slowing effect on our domestic economy. The strength in the dollar will also have a similar effect as foreign demand for U.S. exports will decline slowing U.S. output. Finally, there is concern that U.S. businesses have built up excessive inventories which may put corporate profit margins under pressure. If consumer demand is not sufficient to relieve businesses of their surplus inventories, excessive carrying costs of unsold goods can potentially tie up capital and stall corporate growth plans.

Going forward most economists have lowered their third and fourth quarter gross domestic product estimates by 1-2% in anticipation of the above economic effects. Should these economists be correct and the economy slows automatically, the Federal Reserve may leave monetary policy unchanged throughout the remainder of 1998. This outcome is especially likely if Greenspan persists in exercising his influence over the other members of the FOMC.

Throughout the first half of the year we invested the Portfolio's assets in fixed agency and corporate obligations, as well as floating rate instruments. The Portfolio ended the second quarter with a weighted average maturity of 63 days. Our target maturity band has been and will continue to be between 55 and 65 days, keeping in line with our neutral outlook.

Current money market yields are very low and offer little protection against a potential interest rate hike by the Federal Reserve as you move out on the curve. While the market is not expecting a tightening by the Federal Reserve, there is still little reason to extend our overall maturity in the Portfolio. Yields in longer dated maturities offer almost the same return as do yields on shorter dated maturities. We have been looking to add more floating rate securities to the Portfolio in order to add incremental yield without taking undue interest rate risk. By buying floaters we are protected against any increase in interest rates by the Federal Reserve should they find the need to tighten in early 1999.

We feel that while it is likely that there will be no tightening throughout the remainder of 1998, the risks of higher interest rates remain and could be realized as early as the first quarter of 1999. Additionally, we may experience a steepening in the yield curve before the end of this year as markets anticipate future monetary policy changes. Should the curve experience some steepening, we would view the event as an opportunity to extend our average maturity.

Abigail Jones Feder
PORTFOLIO MANAGER

Daniel M. Niland
PORTFOLIO MANAGER

July 1998

--------------------------------------------------------------------------------
                                                          Money Market Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1998
--------------------------------------------------------------------------------

MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------

 FACE                                                          AMORTIZED
AMOUNT                                                           COST
 (000)                                                           (000)
-------------------------------------------------------------------------

MONEY MARKET INSTRUMENTS (99.8%)
  U.S. GOVERNMENT & AGENCY OBLIGATIONS (7.1%)
     AGENCY FLOATING RATE NOTES (6.5%)
$40,000    Federal Farm Credit Bank, Series 1
             5.51%, 2/10/99.................................  $    39,995
 20,000    Federal Home Loan Bank
             5.62%, 4/09/99.................................       19,995
           Federal Home Loan Mortgage Corp.:
 10,000    5.45%, 1/26/99...................................        9,996
 22,000    5.46%, 4/21/99...................................       21,990
 13,000    Federal National Mortgage Assoc.
             5.26%, 7/26/99.................................       12,985
                                                              -----------
                                                                  104,961
                                                              -----------
     U.S. TREASURY NOTE (0.6%)
 10,000    5.88%, 1/31/99...................................       10,028
                                                              -----------
  TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
    (Cost $114,989).........................................      114,989
                                                              -----------
  ASSET BACKED COMMERCIAL PAPER (7.4%)
     SINGLE PURPOSE CORPORATION (7.4%)
 20,000    Asset Securitization Corp. 5.51%, 7/13/98........       19,963
 22,323    Asset Securitization Corp. 5.53%, 7/14/98........       22,278
 15,195    Citation Capital Corp. 5.55%, 7/27/98............       15,134
  7,147    Citation Capital Corp. 5.54%, 8/07/98............        7,106
  7,227    Delaware Funding 5.51%, 7/17/98..................        7,209
 10,102    Delaware Funding 5.53%, 8/07/98..................       10,045
 20,000    Greenwich Funding 5.53%, 7/06/98.................       19,985
 20,000    Greenwich Funding 5.53%, 7/20/98.................       19,942
                                                              -----------
  TOTAL ASSET BACKED COMMERCIAL PAPER
    (Cost $121,662).........................................      121,662
                                                              -----------
  BANKERS ACCEPTANCE (1.8%)
     BANKS (1.8%)
 30,000    First Union National Bank 5.56%, 9/22/98 (Cost
             $30,000).......................................       30,000
                                                              -----------
  COMMERCIAL PAPER (47.8%)
     AUTOMOTIVE (8.3%)
 20,000    Associates Corp. of North America 5.47%,
             7/02/98........................................       19,997
 15,000    Associates Corp. of North America 5.51%,
             8/14/98........................................       14,899
 15,000    Daimler Benz North America Corp. 5.45%,
             7/24/98........................................       14,948
 20,000    Daimler Benz North America Corp. 5.52%,
             8/18/98........................................       19,853
 13,000    Daimler Benz North America Corp. 5.50%,
             9/24/98........................................       12,831
 25,000    General Motors Acceptance Corp. 5.53%, 7/06/98...       24,981
 13,300    Toyota Motor Credit Corp. 5.52%, 7/07/98.........       13,288
 15,000    Toyota Motor Credit Corp. 5.50%, 7/09/98.........       14,982
                                                              -----------
                                                                  135,779
                                                              -----------


 FACE                                                          AMORTIZED
AMOUNT                                                           COST
 (000)                                                           (000)
-------------------------------------------------------------------------
     BANKS (10.8%)
$35,000    ANZ (Delaware), Inc. 5.46%, 8/24/98..............  $    34,713
  7,825    Bank of America 5.49%, 7/10/98...................        7,814
 25,000    Bank of America 5.52%, 8/21/98...................       24,805
 21,000    SunTrust Banks, Inc. 5.48%, 7/29/98..............       20,910
 10,000    SunTrust Banks, Inc. 5.52%, 7/30/98..............        9,956
 15,000    SunTrust Banks, Inc. 5.49%, 8/05/98..............       14,920
 25,000    UBS Finance, Inc. 5.51%, 8/04/98.................       24,870
 39,000    Wachovia Bank 5.50%, 9/14/98.....................       38,553
                                                              -----------
                                                                  176,541
                                                              -----------
     CONSUMER GOODS (6.1%)
  7,560    General Electric Capital Corp. 5.49%, 7/02/98....        7,559
 20,000    General Electric Capital Corp. 5.51%, 7/17/98....       19,951
 46,000    Kimberly Clark 5.50%, 7/24/98....................       45,838
 26,000    McDonald's Corp. 6.05%, 7/01/98..................       26,000
                                                              -----------
                                                                   99,348
                                                              -----------
     ELECTRONICS (2.2%)
 16,000    Eastman Kodak 5.50%, 7/21/98.....................       15,951
 10,000    Eastman Kodak 5.49%, 7/23/98.....................        9,966
 10,000    Panasonic Finance, Inc. 5.49%, 8/11/98...........        9,938
                                                              -----------
                                                                   35,855
                                                              -----------
     FINANCE (9.8%)
 25,000    ABN-AMRO North American Finance, Inc. 5.46%,
             7/06/98........................................       24,981
 15,000    American Express Credit Corp. 5.51%, 7/29/98.....       14,936
 25,000    American Express Credit Corp. 5.51%, 8/28/98.....       24,778
 15,000    Canadian Bank Imperial Holdings 5.51%, 7/08/98...       14,984
 10,000    CIT Group Holdings, Inc. 5.50%, 8/25/98..........        9,916
 20,000    Ford Motor Credit Corp. 5.48%, 7/16/98...........       19,954
 35,000    J.P. Morgan & Co. 5.50%, 10/09/98................       34,465
 15,000    John Deere Capital Corp. 5.50%, 7/16/98..........       14,966
                                                              -----------
                                                                  158,980
                                                              -----------
     INSURANCE (6.3%)
 14,885    General Reinsurance Corp. 5.52%, 8/07/98.........       14,801
  9,300    General Reinsurance Corp. 5.51%, 9/03/98.........        9,209
 16,258    Metlife Funding, Inc. 5.50%, 7/09/98.............       16,238
 20,000    Prudential Funding Corp. 5.54%, 7/09/98..........       19,975
 17,000    USAA Capital Corp. 5.47%, 7/10/98................       16,977
 15,000    USAA Capital Corp. 5.53%, 7/24/98................       14,947
 10,000    USAA Capital Corp. 5.51%, 8/14/98................        9,933
                                                              -----------
                                                                  102,080
                                                              -----------
     INVESTMENT BANKING (2.8%)
 30,000    Merrill Lynch & Co. 5.49%, 7/16/98...............       29,931
 15,000    Merrill Lynch & Co. 5.54%, 7/30/98...............       14,933
                                                              -----------
                                                                   44,864
                                                              -----------
     TELECOMMUNICATIONS (0.6%)
 10,000    Bell South Telephone 5.50%, 7/24/98..............        9,965
                                                              -----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Money Market Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1998
--------------------------------------------------------------------------------

MONEY MARKET PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

 FACE                                                          AMORTIZED
AMOUNT                                                           COST
 (000)                                                           (000)
-------------------------------------------------------------------------
  COMMERCIAL PAPER (CONT.)
     UTILITIES (0.9%)
$15,000    National Rural Utilities Cooperative Finance
             Corp.
             5.50%, 8/07/98.................................  $    14,915
                                                              -----------
  TOTAL COMMERCIAL PAPER
    (Cost $778,327).........................................      778,327
                                                              -----------
  CORPORATE FLOATING RATE NOTES (9.7%)
     BANKS (7.9%)
 20,000    Abbey National Treasury Services 5.54%,
             2/17/99........................................       19,991
 30,000    Abbey National Treasury Services 5.49%,
             6/15/99........................................       29,970
 20,000    Bank One, Columbus 5.75%, 9/16/98................       20,002
 20,000    Bank One Corp. 5.45%, 6/14/99....................       19,987
  8,500    Bank One, Dayton 5.84%, 8/21/98..................        8,500
 10,000    First Union National Bank 5.79%, 5/17/99.........       10,000
 10,000    J.P. Morgan & Co., Series A 5.75%, 3/10/99.......       10,000
 10,000    Soceite Generale Bank, New York, Series 1 5.59%,
             1/19/99........................................        9,997
                                                              -----------
                                                                  128,447
                                                              -----------
     ELECTRONICS (1.8%)
 30,000    IBM Credit Corp. 5.66%, 11/20/98.................       30,000
                                                              -----------
  TOTAL CORPORATE FLOATING RATE NOTES
    (Cost $158,447).........................................      158,447
                                                              -----------
  CERTIFICATES OF DEPOSIT (26.0%)
     BANKS (26.0%)
 24,000    Bank of Austria, New York 5.74%, 4/26/99.........       23,992
 23,000    Bank of Montreal, Chicago (Yankee) 5.80%,
             11/6/98........................................       22,996
 13,000    Barclays Bank plc, New York 5.65%, 3/02/99.......       12,995
 25,000    Bayerishe Landesbank, New York 5.52%, 6/29/99....       24,982
 20,000    Canadian Imperial Bank, New York 5.56%,
             9/22/98........................................       20,000
 12,000    Canadian Imperial Bank (Yankee) 5.94%,
             10/23/98.......................................       12,003
 14,500    Chase Manhattan Corp. 5.54%, 7/06/98.............       14,500
 18,000    Commerzbank AG, New York 5.55%, 2/11/99..........       17,995
 30,000    Credit Agricole Indosuez 5.56%, 7/20/98..........       30,000
 18,000    Credit Agricole Indosuez (Yankee) 5.66%,
             3/29/99........................................       17,989
 10,000    Credit Suisse, First Boston 5.60%, 2/11/98.......       10,000
 12,500    Deutsche Bank, New York 5.99%, 10/23/98..........       12,498
 19,000    Deutsche Bank, New York 5.55%, 2/11/99...........       18,994
 15,000    Deutsche Bank (Yankee) 5.50%, 7/29/98............       15,000
 14,000    Landesbank Hessen Thueringen 5.94%, 10/23/98.....       13,997
 18,000    National Westminister Bank 5.53%, 8/05/98........       18,000


 FACE                                                          AMORTIZED
AMOUNT                                                           COST
 (000)                                                           (000)
-------------------------------------------------------------------------
$23,000    Rabobank Nederland N.V., (Yankee) 5.70%,
             4/20/99........................................  $    22,991
 25,300    Royal Bank of Canada, New York 5.53%, 6/29/99....       25,283
 20,000    Soceite Generale Bank, New York 5.80%, 4/27/99...       19,991
 20,000    Soceite Generale Bank, New York 5.57%, 5/20/99...       19,989
 15,000    Swiss Bank (Yankee) 5.65%, 3/24/99...............       14,994
 25,000    Westdeutsche Landesbank 5.56%, 7/20/98...........       25,000
  9,000    Westdeutsche Landesbank, New York 5.57%,
             9/22/98........................................        9,000
                                                              -----------
  TOTAL CERTIFICATES OF DEPOSIT
    (Cost $423,189).........................................      423,189
                                                              -----------
TOTAL MONEY MARKET INSTRUMENTS (Cost $1,626,614)............    1,626,614
                                                              -----------
TOTAL INVESTMENTS (99.8%) (Cost $1,626,614).................    1,626,614
                                                              -----------

OTHER ASSETS (0.5%)
  Cash.............................................  $    24
  Interest Receivable..............................    8,765
  Other............................................       52          8,841
                                                     -------
LIABILITIES ( - 0.3%)
  Dividends Payable................................   (3,444)
  Investment Advisory Fees Payable.................   (1,244)
  Administrative Fees Payable......................     (215)
  Directors' Fees & Expenses Payable...............      (78)
  Other Liabilities................................      (58)        (5,039)
                                                     -------    -----------
NET ASSETS (100%)...........................................    $ 1,630,416
                                                                -----------
                                                                -----------

NET ASSETS CONSIST OF:
Paid in Capital...............................................   $ 1,630,830
Accumulated Net Realized Loss.................................          (414)
                                                                 -----------
NET ASSETS (100%).............................................   $ 1,630,416
                                                                 -----------
                                                                 -----------

NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 1,630,834,087 outstanding $0.001 par Value
  shares (authorized 4,000,000,000 shares)....................         $1.00
                                                                 -----------
                                                                 -----------

------------------------------------------------------------

Floating Rate Security -- The interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect at June 30, 1998.
Maturity dates disclosed for Floating Rate Instruments are the ultimate maturity dates. The effective maturity dates for such securities are the next interest reset dates which are seven days or less.
Interest rates disclosed for Commercial Paper and Agency Discount Notes represent effective yields at June 30, 1998.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                          Money Market Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
MUNICIPAL MONEY MARKET PORTFOLIO

COMPOSITION OF NET ASSETS (AT JUNE 30, 1998)
---------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Fixed Rate Instruments                    39.3%
Variable/Floating Rate Instruments        49.7%
U.S. Government & Agency Obligations      10.6%
Other                                      0.4%

COMPARATIVE MONTHLY AVERAGE YIELDS
--------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              MUNICIPAL MONEY MARKET PORTFOLIO 30-DAY
                              YIELDS                       IBC MUNICIPAL MONEY FUND COMPARABLE YIELDS
January                                            3.21%                                         3.09%
February                                           2.91%                                         2.84%
March                                              2.80%                                         2.79%
April                                              3.03%                                         3.25%
May                                                3.24%                                         3.34%
June                                               3.16%                                         3.13%

------------------------------------------------

INVESTMENTS IN SHARES OF THE PORTFOLIO ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE IS NO ASSURANCE THAT THE PORTFOLIO WILL MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE.

The Municipal Money Market Portfolio's investment objectives are to maximize current income that is exempt from Federal income tax and preserve capital while maintaining high levels of liquidity through investing in high quality municipal money market instruments which earn interest exempt from Federal income tax in the opinion of bond counsel for the issuer. The Portfolio will purchase only securities having a remaining maturity of one year or less. Under normal circumstances, the Portfolio will invest at least 80% of its assets in tax-exempt municipal securities. Additionally, the Portfolio will not purchase private activity bonds, the interest from which is subject to alternative minimum tax. Interest on tax-exempt municipal securities may be subject to state and local taxes. The Portfolio's average maturity (on a dollar-weighted basis) will not exceed 90 days. The Portfolio is expected to maintain a net asset value of $1.00 per share. There can be no assurance, however, that the Portfolio will be successful in maintaining a net asset value of $1.00 per share.

The seven day yield and seven day effective yield (assumes an annualization of the current yield with all dividends reinvested) for the Municipal Money Market Portfolio as of June 30, 1998 were 3.17% and 3.22%, respectively. The seven day taxable equivalent yield and the seven day taxable equivalent effective yield for the Portfolio at June 30, 1998, assuming Federal income tax rate of 39.6% (maximum rate) were 5.25% and 5.33%, respectively. The seven day yields are not necessarily indicative of future performance.

In general during the first half of 1998, the municipal money market did not track the movements experienced in the taxable market. The taxable market was driven by economic data releases in the United States as well as the Asian crisis. Instead the municipal market was driven by shifts in supply and demand as corporations moved between the taxable and tax-exempt sectors depending upon where they could find the most attractive yields. Although the municipal money market curve was flat throughout much of the first half of 1998, the variable rate demand securities experienced dramatic swings as rates fluctuated as much as 300 basis points. These declines in the coupons for daily and weekly variable rate demand securities were precipitated by pronounced decreases in supply of paper. Each time rates declined, the taxable "crossover" buyers moved out of the tax-

--------------------------------------------------------------------------------
Municipal Money Market Portfolio

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        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
MUNICIPAL MONEY MARKET PORTFOLIO (CONT.)
exempt sector. This created a dramatic increase in supply forcing dealers to increase rates and return the curve to its characteristic flat shape.

The asset size of the Portfolio increased over 20% in the first half of 1998 The Portfolio finished the first half of the year with assets of $984 million. Overall the asset allocation throughout the year-to-date remained consistent. Commercial paper ranged from 30-40%, tax-exempt notes ranged from 8-16%, and daily and weekly variable rate puttable issues fluctuated more than the other sectors with allocations ranging between 40% and 60% of the Portfolio. Because of the yield curve shape, the portfolio maintained a relatively short weighted average maturity throughout the first five months of the year ranging from 30 to 35 days. As the end of June approached, many of the tax-exempt notes matured -- these maturities coincide with the particular state or municipal issuer's fiscal year end which is typically June 30 -- thus dropping the weighted average maturity of the Portfolio to 17 days as of June 30.

Abigail Jones Feder
PORTFOLIO MANAGER

July 1998

--------------------------------------------------------------------------------
                                                Municipal Money Market Portfolio

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        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1998
--------------------------------------------------------------------------------

MUNICIPAL MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------

 FACE                                                         AMORTIZED
AMOUNT                                                           COST
 (000)                                                          (000)
------------------------------------------------------------------------

TAX-EXEMPT INSTRUMENTS (89.0%)
  FIXED RATE INSTRUMENTS (39.3%)
     NOTES (8.3%)
$ 1,300    Delaware, TRANS, 7.75%, 7/01/04 Prerefunded
             7/01/98 at 101.50..............................  $   1,319
  3,600    Fairfax County, Virginia, General Obligation,
             Series B, 6.00%, 6/01/99.......................      3,672
  2,000    Indianapolis, Indiana, Local Public Improvements
             Board, Series E,
             4.25%, 7/09/98.................................      2,000
 19,900    Michigan State, General Obligation, 4.50%,
             9/30/98........................................     19,946
  1,195    Montana State, TRANS, 5.10%, 8/01/98.............      1,197
  1,000    New Mexico State, General Obligation, Series B,
             3.70%, 9/01/98.................................      1,000
  3,000    New Mexico State, Severance Tax Revenue Bonds,
             Series B, 4.80%, 7/01/98.......................      3,000
 46,700    Texas State, TRANS, Series A, 4.75%, 8/31/98.....     46,776
  1,000    Vermont State, General Obligation, Series A,
             4.25%, 1/15/99.................................      1,003
  2,205    Wisconsin State, General Obligation, Series A,
             4.25%, 5/01/99.................................      2,216
                                                              ----------
                                                                 82,129
                                                              ----------
     COMMERCIAL PAPER (31.0%)
           Allegheny County, Pennsylvania, Industrial
             Development Authority,
  3,000    3.45%, 7/08/98, Series 85........................      3,000
  2,000    3.80%, 7/09/98, Series 95........................      2,000
 10,000    Baltimore County, Maryland, Series 95, BANS,
             3.80%, 7/02/98.................................     10,000
  4,900    Becker, Minnesota, Pollution Control Revenue
             Bonds, Series 98A,
             3.75%, 7/07/98.................................      4,900
  2,000    Bexar, Texas, Metropolitan Water District, 3.90%,
             7/17/98........................................      2,000
  2,500    City of Burlington, Kansas, Series 87A, 3.75%,
             7/21/98........................................      2,500
  6,000    City of Honolulu, Hawaii, 3.75%, 8/25/98.........      6,000
  4,000    City of Petersburg, 3.70%, 7/14/98...............      4,000
  7,200    City of San Antonio, Texas, Series A, 3.50%,
             9/04/98........................................      7,200
           Commonwealth of Virginia,
  1,100    3.60%, 7/09/98...................................      1,100
  6,000    3.70%, 8/28/98...................................      6,000
  2,525    Gainsville, Florida, Series C, 3.55%, 7/10/98....      2,525
  1,800    Georgia, Municipal Gas Authority, Gas Revenue
             Bonds, 3.70%, 8/24/98..........................      1,800
  4,100    Gillette Campbell, Wyoming, 3.70%, 8/11/98.......      4,100
  2,148    Harris County, Texas, Series A, 3.55%, 7/14/98...      2,148
           Houston, Texas,
  5,000    3.75%, 7/07/98, Series B.........................      5,000
  2,400    3.45%, 7/13/98, Series B.........................      2,400
  6,000    3.45%, 7/13/98, Series C.........................      6,000
  5,500    3.65%, 7/15/98, Series B.........................      5,500
  4,100    3.70%, 8/13/98, Series B.........................      4,100
  8,500    3.75%, 8/13/98, Series B.........................      8,500


 FACE                                                         AMORTIZED
AMOUNT                                                           COST
 (000)                                                          (000)
------------------------------------------------------------------------

           Illinois Educational Facility Authority,
$ 9,000    3.75%, 7/07/98...................................  $   9,000
  9,600    3.80%, 7/09/98...................................      9,600
  2,100    Illinois Health & Educational Facilities, 3.70%,
             7/07/98........................................      2,100
  4,750    Independence Missouri, Water Utility Revenue,
             Series 86, 3.65%, 7/24/98......................      4,750
           Jacksonville, Florida, Electric Authority,
  9,500    3.40%, 7/15/98, Series C-1.......................      9,500
  1,500    3.70%, 8/10/98, Series C-1.......................      1,500
  5,000    3.70%, 8/27/98, Series D.........................      5,000
 10,000    King County, Washington, Sewer Revenue, Series A,
             BANS, 3.70%, 7/14/98...........................     10,000
  2,000    Las Vegas, Nevada, Water Authority, 3.75%,
             7/23/98........................................      2,000
           Louisiana Public Facilities Authority,
  3,000    3.60%, 7/08/98...................................      3,000
  4,500    3.70%, 8/14/98...................................      4,500
  6,050    Louisiana State, General Obligation Bonds, Series
             91A, 3.55%, 7/09/98............................      6,050
  2,300    Maricopa County, Arizona, Pollution Control
             Revenue Bonds, Arizona Public Service Co.,
             Series 85C, 3.50%, 7/09/98.....................      2,300
  6,600    Massachusetts, State Health & Educational
             Facilities Authority, Revenue Bonds, Capital
             Assets Project, Series L,
             3.65%, 7/07/98.................................      6,600
  3,000    Massachusetts State Water Resource Authority,
             3.65%, 8/06/98.................................      3,000
  2,400    Michigan State, Economic Development Authority,
             3.60%, 7/08/98.................................      2,400
  3,210    Michigan State Underground Storage Facility,
             Series B, 3.70%, 8/10/98.......................      3,210
  6,500    Missouri State Health & Educational Facilities
             Authority, Revenue Bonds, Washington
             University, 3.75%, 8/17/98.....................      6,500
  2,000    Montgomery County, Alabama, Industrial
             Development Board, General Electric Series,
             3.70%, 7/13/98.................................      2,000
  2,500    Montgomery County, Alabama, Industrial
             Development Bond, 3.75%, 7/13/98...............      2,500
           Montgomery County, Maryland, BANS,
  4,000    3.70%, 7/16/98...................................      4,000
  7,700    3.65%, 8/11/98...................................      7,700
  3,000    3.65%, 8/12/98...................................      3,000
  1,500    Municipal Electric Authority, North Carolina,
             Revenue Bonds, Series B, 3.70%, 8/06/98........      1,500
  2,600    New York City, New York, Municipal Water Finance
             Authority, Water & Sewer System Revenue Bonds,
             3.60%, 7/15/98.................................      2,600
  2,990    Omaha Nebraska, Public Power District, 3.55%,
             8/05/98........................................      2,990
  7,700    Platte River Authority, Colorado,
             3.75%, 7/20/98.................................      7,700

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Municipal Money Market Portfolio

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[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1998
--------------------------------------------------------------------------------

MUNICIPAL MONEY MARKET PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

 FACE                                                         AMORTIZED
AMOUNT                                                           COST
 (000)                                                          (000)
------------------------------------------------------------------------

  FIXED RATE INSTRUMENTS (CONT.)
     COMMERCIAL PAPER (CONT.)

           Rochester, Minnesota, Health Facilities, Mayo
             Clinic,
$ 1,500    3.60%, 7/21/98, Series 92A.......................  $   1,500
  6,000    3.60%, 7/21/98, Series 92C.......................      6,000
  1,000    3.40%, 8/19/98, Series B.........................      1,000
  1,565    3.55%, 8/19/98, Series E.........................      1,565
  1,500    3.55%, 8/19/98, Series F.........................      1,500
           Salt River, Arizona,
  2,800    3.75%, 8/14/98...................................      2,800
  6,600    3.75%, 9/14/98...................................      6,600
 11,006    Salt River, Arizona, Agricultural & Power
             District Revenue Bonds, 3.60%, 7/08/98.........     11,006
  1,500    San Antonio Texas, 3.70%, 8/11/98................      1,500
  3,600    San Antonio, Texas, Electric & Gas Revenue Bond,
             3.55%, 8/12/98.................................      3,600
  1,300    State of Connecticut, Special Assessment, 3.50%,
             9/11/98........................................      1,300
           Sunshine State, Florida, Government Finance
             Authority,
  3,400    3.70%, 7/09/98, Series B.........................      3,400
  4,800    3.55%, 7/10/98, Series A.........................      4,800
  3,300    3.55%, 7/10/98, Series A.........................      3,300
  2,000    3.55%, 7/13/98, Series 86........................      2,000
  5,000    Sweetwater County, Wyoming, 3.70%, 8/06/98.......      5,000
  5,000    Tennessee State, School Board Authority, 3.50%,
             9/10/98........................................      5,000
  2,400    Texas A&M University, 3.70%, 7/16/98.............      2,400
  1,000    Texas State, Public Finance Authority, Series B,
             3.75%, 9/14/98.................................      1,000
  6,100    Wake County, North Carolina, 3.70%, 8/10/98......      6,100
  2,428    Wisconsin State, General Obligation, 3.75%,
             8/18/98........................................      2,428
 10,000    Wisconsin State Transportation Authority, Series
             A, TRANS, 3.70%, 7/16/98.......................     10,000
  5,122    Wisconsin State, Series A, 3.35%, 7/14/98........      5,122
                                                              ----------
                                                                304,694
                                                              ----------
TOTAL FIXED RATE INSTRUMENTS................................    386,823
                                                              ----------
  VARIABLE/FLOATING RATE INSTRUMENTS (49.7%)
     DAILY VARIABLE RATE BONDS (26.3%)
  2,600    Ascension Parish, Louisiana, Pollution Control
             Revenue Bonds, Shell Oil Co., 4.00%, 9/01/23...      2,600
           Burke County, Georgia, Development Authority
             Pollution Control, Revenue Bonds,
  1,000    3.90%, 7/01/24...................................      1,000
  5,500    3.75%, 7/01/24, Series 94........................      5,500
  7,500    3.90%, 4/01/25...................................      7,500
  3,500    3.90%, 9/01/25...................................      3,500
           California Pollution Control Financing Authority,
             Revenue Bonds, Southern California Edison,
  1,500    3.45%, 2/28/08, Series 86B.......................      1,500
  1,100    3.45%, 2/28/08, Series 86D.......................      1,100

 FACE                                                         AMORTIZED
AMOUNT                                                           COST
 (000)                                                          (000)
------------------------------------------------------------------------
$ 4,000    Chattanooga-Hamilton County, Tennessee, Hospital
             Authority Revenue Bonds, Erlanger Medical
             Center,
             4.00%, 10/01/17................................  $   4,000
           Chicago, Illinois, O'Hare International Airport
             Special Facilities Revenue Bonds, American
             Airlines, Inc.,
             4.00%, 12/01/17, Series A......................      4,200
  4,200
  3,500    4.00%, 12/01/17, Series B........................      3,500
  3,750    4.00%, 12/01/17, Series D........................      3,750
  2,900    City of Forsyth, Montana, Pollution Control
             Revenue Bonds, 3.80%, 1/01/18..................      2,900
  2,800    Columbia, Alabama, Industrial Development Board,
             Pollution Control Revenue Bonds, Series C,
             3.75%, 10/01/22................................      2,800
  1,700    Delta County, Michigan, Environmental Improvement
             Revenue Bonds, Mead Corp., Series C, 4.00%,
             12/01/23.......................................      1,700
           East Baton Rouge Parish, Louisiana, Pollution
             Control Revenue Bonds,
             Exxon Project,
             4.00%, 11/01/19................................      2,700
  2,700
  5,500    3.90%, 3/01/22...................................      5,500
  4,900    Farmington, New Mexico, Pollution Control Revenue
             Bonds, Series A, 3.90%, 5/01/24................      4,900
  1,000    Geisinger Authority, Pennsylvania Health System,
             Series B, 4.00%, 7/01/22.......................      1,000
  4,200    Gulf Coast Waste Disposal Authority, Texas,
             Pollution Control Revenue Bonds, Exxon Project,
             3.80%, 6/01/20.................................      4,200
  1,200    Hamond, Indiana, Pollution Control Revenue Bonds,
             Amoco Oil Company Project, 3.80%, 2/01/22......      1,200
  5,000    Hapeville, Georgia, Industrial Development
             Authority, Series 85, 4.00%, 11/01/15..........      5,000
           Harris County, Texas, Health Facilities
             Development Corp., Methodist Hospital, 4.00%,
             12/01/25, Series 94............................     20,900
 20,900
  1,000    4.00%, 12/01/26..................................      1,000
           Harris County, Texas, Industrial Development
             Pollution Control Revenue Bonds, Exxon Project,
             3.90%, 3/01/24, Series 84A.....................      2,200
  2,200
  2,600    3.90%, 3/01/24, Series 84B.......................      2,600
  5,700    Hurley, New Mexico, Pollution Control Revenue
             Bonds, Series 85,
             3.85%, 12/01/15................................      5,700
  2,300    Jackson County, Mississippi, Port Facility,
             Chevron Project, Series 93,
             3.80%, 6/01/23.................................      2,300
    900    Kansas City, Kansas, Industrial Development
             Authority, Revenue Bonds, PQ Corp., 3.90%,
             8/01/15........................................        900

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                Municipal Money Market Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1998
--------------------------------------------------------------------------------

MUNICIPAL MONEY MARKET PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

 FACE                                                         AMORTIZED
AMOUNT                                                           COST
 (000)                                                          (000)
------------------------------------------------------------------------

  VARIABLE/FLOATING RATE INSTRUMENTS (CONT.)
     DAILY VARIABLE RATE BONDS (CONT.)

$ 2,000    Lake Charles, Louisiana, Harbor & Terminal
             District Port Facilities,
             Series 84, 3.85%, 11/01/11.....................  $   2,000
           Lincoln County, Wyoming, Pollution Control
             Revenue Bonds, Exxon Project, 4.00%, 11/01/14,
             Series 84C.....................................      2,500
  2,500
           4.00%, 11/01/14, Series 84D......................      2,500
  2,500
  3,120    Louisiana Public Facilities Authority, Industrial
             Development, Kenner Hotel, Series 85, 4.00%,
             12/01/15.......................................      3,120
  1,200    Manatee County, Florida, Pollution Control,
             3.75%, 9/01/24.................................      1,200
           Maricopa County, Arizona, Pollution Control
             Revenue Bonds, Arizona Public Service Co.,
             3.90%, 5/01/29, Series C.......................      5,500
  5,500
  1,700    3.80%, 5/01/29, Series E.........................      1,700
  3,000    3.85%, 5/01/29, Series F.........................      3,000
  2,700    Metropolitan Nashville, Airport Authority,
             Special Facility Revenue Bonds, American
             Airlines Project, Series A, 4.00%, 10/01/12....      2,700
           Missouri State Health & Educational Facilities
             Authority, Revenue Bonds, Washington
             University,
             3.85%, 9/01/30, Series A.......................      2,400
  2,400
  3,500    3.85%, 9/01/30, Series B.........................      3,500
  2,200    Missouri State, Infrastructure Development
             Revenue Bonds, City Union Station, Series B,
             3.80%, 12/01/03................................      2,200
  4,000    Monroe County, Georgia, Pollution Control
             Revenue, Georgia Power Co., Series 95, 3.75%,
             7/01/25........................................      4,000
  3,400    New Jersey, Economic Development Authority,
             Revenue Bonds,
             3.85%, 5/01/01.................................      3,400
  1,300    New York City, New York, Cultural Resources,
             Revenue Bonds, Series B, 3.85%, 12/01/15.......      1,300
  2,200    New York City, New York, Sub-Series A10 4.10%,
             8/01/16........................................      2,200
           New York City, New York, General Obligation
             Bonds,
             4.00%, 8/01/15, Sub-Series A5..................      1,500
  1,500
  3,650    3.75%, 8/01/22, Sub-Series A4....................      3,650
  1,700    4.10%, 8/15/22, Series B.........................      1,700
  3,250    3.75%, 8/01/23, Sub-Series A4....................      3,250
  1,500    4.10%, 10/01/23, Series C........................      1,500
           New York City, New York, Municipal Water Finance
             Authority, Water & Sewer System Revenue Bonds,
             4.00%, 6/15/22.................................      2,800
  2,800
  6,800    4.00%, 6/15/23...................................      6,800

 FACE                                                         AMORTIZED
AMOUNT                                                           COST
 (000)                                                          (000)
------------------------------------------------------------------------
$10,000    New York State Energy Research & Development
             Authority, Pollution Control Revenue Bonds,
             Niagara
             3.75%, 7/01/15.................................  $  10,000
  4,100    New York State, Dormitory Authority Revenue
             Bonds, Cornell University, Series B, 3.85%,
             7/01/25........................................      4,100
  2,700    Nueces River Authority, Texas, Pollution Control
             Revenue Bonds, Series 85, 4.10%, 12/01/99......      2,700
  5,200    Ohio State Air Quality Development Authority
             Revenue Bonds, Cincinnati Gas & Electric,
             Series B, 3.80%, 12/01/15......................      5,200
  4,100    Ohio State Air Quality Development Authority
             Revenue Bonds, Gas & Electric, Series 95B,
             3.80%, 9/01/30.................................      4,100
  2,400    Peninsula Port Authority, Virginia, Coal Revenue
             Bonds, 3.85%, 7/01/16..........................      2,400
           Pennsylvania Higher Education Authority Revenue
             Bonds, Carnegie Mellon University,
             4.00%, 11/01/29, Series 95C....................      2,700
  2,700
  2,600    4.00%, 11/01/30, Series 95D......................      2,600
  3,300    Pennsylvania State Higher Educational Facilities
             Authority, Colleges & Universities Revenue
             Bonds,
             3.75%, 10/01/09................................      3,300
           Philadelphia, Pennsylvania, Hospitals & Higher
             Educational Facilities Authority, Childrens
             Hospital Project,
             4.00%, 3/01/27, Series 92B.....................      3,800
  3,800
  8,400    4.00%, 3/01/27, Series 96A.......................      8,400
           Platte County, Wyoming, Pollution Control Revenue
             Bonds,
             3.80%, 7/01/14, Series A.......................      3,800
  3,800
    600    3.80%, 7/01/14, Series B.........................        600
           Port of Saint Helens, Oregon, Pollution Control
             Revenue Bonds, Portland General Electric Co.,
             4.35%, 4/01/10, Series A.......................      2,000
  2,000
  1,600    4.15%, 6/01/10, Series B.........................      1,600
  2,000    Putman County, New York, 3.75%, 4/01/32..........      2,000
           Raleigh-Durham, North Carolina, Airport
             Authority,
             3.85%, 11/01/15, Series A......................      4,000
   4000
    600    3.85%, 11/01/15, Series B........................        600
  1,400    Saint Charles Parish, Louisiana, Pollution
             Control Revenue Bonds, Shell Oil, Series 92B,
             3.75%, 10/01/22................................      1,400
    200    Saint Lucie County, Florida, Pollution Control
             Revenue Bonds, Florida Power & Light Co.,
             3.75%, 1/01/26.................................        200
  6,700    Salt Lake County, Utah, Pollution Control
             Revenue, SVC Station Holdings,
             4.00%, 8/01/07.................................      6,700
  4,450    Southwest, Texas, Higher Education Authority
             Revenue Bonds, Southern Methodist University,
             3.85%, 7/01/15.................................      4,450

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Municipal Money Market Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1998
--------------------------------------------------------------------------------

MUNICIPAL MONEY MARKET PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

 FACE                                                         AMORTIZED
AMOUNT                                                           COST
 (000)                                                          (000)
------------------------------------------------------------------------

  VARIABLE/FLOATING RATE INSTRUMENTS (CONT.)
     DAILY VARIABLE RATE BONDS (CONT.)

$ 2,950    Sublette County, Wyoming, Pollution Control
             Revenue Bonds, Exxon Project, 3.80%,
             11/01/14.......................................  $   2,950
  1,100    Sweetwater County, Wyoming, Pacificorp, Series
             88B, 3.80%, 1/01/14............................      1,100
  4,300    Texas State, Water Development Board Revenue
             Bonds, Series A, 4.00%, 3/01/15................      4,300
  4,000    Valdez, Alaska, Marine Terminal Authority, Exxon
             Project, Series 85, 3.80%, 10/01/25............      4,000
                                                              ----------
                                                                259,070
                                                              ----------
     WEEKLY VARIABLE RATE BONDS (23.4%)
  1,900    Alaska State, Housing Finance Corp., Revenue
             Bonds, Series C, 3.50%, 6/01/26................      1,900
  2,500    Albuquerque, New Mexico, Revenue Bonds, Series
             91A, 3.50%, 7/01/22............................      2,500
  2,700    Allegheny County, Pennsylvania, Hospital
             Development Authority, Series 95B, 3.45%,
             9/01/20........................................      2,700
    300    Arkansas State, Development Finance Authority
             Bond, Series B, 3.50%, 6/01/12.................        300
  2,300    Ascension Parish, Louisiana, Pollution Control
             Revenue Bonds, Borden, Inc., 3.50%, 12/01/09...      2,300
           Beaver County, Pennsylvania, Industrial
             Development Authority,
             Duquesne Light,
             3.50%, 8/01/09, Series B.......................      1,000
  1,000
  1,000    3.50%, 8/01/20, Series A.........................      1,000
 10,510    Burke County, Georgia, Development Authority,
             Oglethorpe, Pollution Control Revenue Bonds,
             3.40%, 1/01/16, Series 93A.....................     10,510
  5,600    Charlotte, North Carolina, Series 93A, 7/01/16...      5,600
  1,000    City of Baltimore, Maryland, Pollution Control
             Revenue Bonds, General Motors Corp., 3.60%,
             2/01/00........................................      1,000
  2,500    City of Columbia, Missouri, Special Revenue
             Bonds, Series 88A,
             3.50%, 6/01/08.................................      2,500
  1,500    City of Columbia, Missouri, Water & Electric
             Revenue Bonds, Series 85B, 3.50%, 12/01/15.....      1,500
  2,600    City of Midlothian, Texas, Industrial Development
             Corp., Pollution Control Revenue Bonds,
             Box-Crow Cement Co., 3.55%, 12/01/09...........      2,600
  1,000    City of Minnetonka, Minnesota, Multifamily,
             Cliffs Ridgedale,
             3.60%, 9/15/25.................................      1,000
  1,300    City of San Antonio, Texas, Higher Education
             Authority, Trinity University, 3.50%,
             4/01/04........................................      1,300
  1,900    City of Seattle, Washington, Municipal Light &
             Power, Revenue Bonds,
             3.40%, 6/01/21.................................      1,900

 FACE                                                         AMORTIZED
AMOUNT                                                           COST
 (000)                                                          (000)
------------------------------------------------------------------------
           Clark County, Nevada, Airport Revenue Bonds,
             3.40%, 7/01/12, Series 93A.....................  $  12,700
$12,700
  2,600    3.40%, 7/01/25, Series 95-A1.....................      2,600
  2,100    Clarksville, Tennessee, Public Building
             Authority, Revenue Bonds,
             3.40%, 12/01/00................................      2,100
    600    Colorado Student Obligation Bond Authority,
             Student Loan Revenue Bonds, Series 91-C1,
             3.40%, 8/01/00.................................        600
 11,700    Connecticut State, Health & Education, 3.45%,
             7/01/27........................................     11,700
  4,965    Connecticut State, Revenue Bonds,
             Series B, 3.30%, 5/15/14.......................      4,965
  6,300    Connecticut State, Special Tax Obligation Revenue
             Bonds, Series 1,
             3.50%, 12/01/10................................      6,300
  4,600    Cook County, Illinois, General Obligation Bonds,
             3.50%, 12/01/01................................      4,600
  5,000    Cuyahoga County, Ohio, Hospital Revenue Bonds,
             The Cleveland Clinic, Series C, 3.55%,
             1/01/16........................................      5,000
  1,900    Dade County, Florida, Industrial Development
             Authority, Revenue Bonds, Series D 3.55%,
             1/01/16........................................      1,900
  1,800    Dade County, Florida, Health Facilities Authority
             Revenue Bonds, Miami Childrens Hospital, 3.40%,
             9/01/25........................................      1,800
 10,500    Dade County, Florida, Water & Sewer Revenue
             Bonds, Series 94,
             3.40%, 10/05/22................................     10,500
  3,000    Foothill/Eastern California Toll Road, Series
             95C, TRANS, 3.10%, 1/02/35.....................      3,000
  2,000    Franklin County, Ohio, Series 95,
             3.45%, 6/01/16.................................      2,000
           Georgia, Municipal Gas Authority, Gas Revenue
             Bonds,
             3.40%, 9/01/07, Series B.......................      8,000
  8,000
  8,000    3.40%, 1/01/08, Series C.........................      8,000
  2,500    Glynn, Georgia, Brunswick Memorial Hospital,
             Series 96, 3.40%, 8/01/16......................      2,500
           Harris County, Texas, Toll Road Revenue Bonds,
             3.50%, 8/01/15, Series 94D.....................        900
    900
  5,000    3.50%, 8/01/20, Series 94G.......................      5,000
  5,000    3.50%, 8/01/20, Series 94H.......................      5,000
  7,000    Huntsville, Alabama, Healthcare Facilities
             Authority, Series A, 3.40%, 6/01/27............      7,000
           Illinois Development Finance Authority, Revenue
             Bonds,
  5,000    3.50%, 2/01/29...................................      5,000
  3,500    3.45%, 6/01/31...................................      3,500
    300    Illinois Development Finance Authority, A.E.
             Staley Manufacturing, Series 85, 3.45%,
             12/01/05.......................................        300
  5,000    Illinois Development Finance Authority, Series
             93A, 3.60%, 3/01/09............................      5,000

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                Municipal Money Market Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1998
--------------------------------------------------------------------------------

MUNICIPAL MONEY MARKET PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

 FACE                                                         AMORTIZED
AMOUNT                                                           COST
 (000)                                                          (000)
------------------------------------------------------------------------

  VARIABLE/FLOATING RATE INSTRUMENTS (CONT.)
     WEEKLY VARIABLE RATE BONDS (CONT.)

$ 3,000    Illinois State, Toll Highway Authority, Series B,
             3.40%, 1/01/10.................................  $   3,000
  4,000    Jefferson Parish, Louisiana, Hospital Service
             District No. 001 Revenue Bonds, West Jefferson
             Medical Center,
             3.60%, 1/01/26.................................      4,000
    900    Lehigh County, Pennsylvania, Allegheny Electric
             Cooperative, 3.70%, 12/01/15...................        900
  1,000    Louisiana Public Facilities Authority, Hospital
             Revenue Bonds, Series 85, 3.60%, 12/01/00......      1,000
  2,000    Maryland Health & Higher Education Facilities,
             Series A, 3.50%, 7/01/27.......................      2,000
  2,000    Massachusetts Health & Education Facilities
             Authority, Revenue Bonds, 3.40%, 2/01/16.......      2,000
  1,000    Massachusetts Health & Education Facilities
             Authority, Series G-1,
             3.35%, 1/01/19.................................      1,000
  3,900    Mayfield, Kentucky, Multi-City Lease, Revenue
             Bonds, 3.70%, 7/01/26..........................      3,900
  2,200    Mecklenburg County, North Carolina, Series B,
             3.50%, 3/01/15.................................      2,200
  2,400    Missouri State Health & Educational Facilities
             Authority, Revenue Bonds, Washington
             University,
             3.50%, 9/01/09.................................      2,400
  3,300    Missouri State Health & Educational Facilities
             Authority, Revenue Bonds, Washington
             University,
             3.50%, 12/01/16................................      3,300
  3,000    Municipal Electric Authority, Georgia, Revenue
             Bonds, Series 85C,
             3.50%, 3/01/20.................................      3,000
  2,900    New York State Local Government Assistance Corp.,
             Series D,
             3.50%, 4/01/25.................................      2,900
    800    North Carolina, Educational Facilities &
             Financial Agency, Revenue Bonds, Bowman Gray
             School
             3.50%, 9/01/26.................................        800
  1,750    North Carolina, Medical Care, Community Hospital,
             Revenue Bonds,
             3.25%, 12/01/25................................      1,750
  3,900    Nueces County, Texas, Health Facilities, Driscoll
             Childrens' Foundation,
             3.65%, 7/01/15.................................      3,900
  1,500    Person County, North Carolina, Carolina Power &
             Light, 3.70%, 11/01/19.........................      1,500
  1,140    Person County, North Carolina, Industrial
             Facilities & Pollution Control, Revenue Bonds,
             Series A
             3.70%, 11/01/19................................      1,140
    700    Pinellas County, Florida, Health Facilities,
             Bayfront Medical Center,
             3.40%, 6/01/09.................................        700
    200    Polk County, Iowa, Hospital Equipment &
             Improvement Authority, 3.60%, 12/01/05.........        200

 FACE                                                         AMORTIZED
AMOUNT                                                           COST
 (000)                                                          (000)
------------------------------------------------------------------------
$ 1,500    Port of Corpus Christi, Texas, Marine Terminal,
             R.J. Reynolds Metals Series, 3.70%, 9/01/14....  $   1,500
    550    Putnam County, Florida, Development Authority,
             Seminole Electric,
             Series 84-H1, 3.65%, 3/15/14...................        550
  1,000    Rapides Parish, Louisiana, Industrial Development
             Revenue Bonds, Central Louisiana Electric Co.,
             3.35%, 7/01/18.................................      1,000
    700    Sheboygan, Wisconsin, Wisconsin Power & Light
             Co., 3.70%, 8/01/14............................        700
  8,100    Texas State, General Obligation Bonds, Veterans
             Housing Assistance-Fund I, 3.40%, 12/01/16.....      8,100
           University of Alabama,
  1,500    3.50%, 10/01/07, Series A........................      1,500
  2,000    3.50%, 10/01/07, Series B........................      2,000
  1,100    University of North Carolina, Chapel Hill Fund
             Inc., Certificates of Participation, 3.65%,
             10/01/09.......................................      1,100
  2,200    University of Wisconsin, Hospitals & Clinics
             Authority, Revenue Bonds, 3.50%, 4/01/26.......      2,200
  5,000    Washington State, General Obligation Bonds,
             Series VR 96B, 3.45%, 6/01/20..................      5,000
           Washington State, Public Power Supply Revenue
             Bonds,
  3,300    3.45%, 7/01/17, Series 1A-2......................      3,300
  1,900    3.45%, 7/01/17, Series 93-1A3....................      1,900
    520    Wake County, North Carolina, Industrial
             Facilities & Pollution Control, Financing
             Authority, Revenue Bonds, Series A 3.50%,
             5/01/15........................................        520
                                                              ----------
                                                                230,535
                                                              ----------
TOTAL VARIABLE/FLOATING RATE INSTRUMENTS....................    489,605
                                                              ----------
TOTAL TAX-EXEMPT INSTRUMENTS (Cost $876,428)................    876,428
                                                              ----------
TAXABLE INSTRUMENTS (10.6%)
  U.S. GOVERNMENT & AGENCY OBLIGATIONS (10.6%)
           Federal Home Loan Bank Discount Note
 13,968    5.43%, 7/24/98...................................     13,919
 89,800    5.40%, 7/01/98...................................     89,800
                                                              ----------
TOTAL TAXABLE INSTRUMENTS (Cost $103,719)...................    103,719
                                                              ----------
TOTAL INVESTMENTS (99.6%) (Cost $980,147)...................    980,147
                                                              ----------

OTHER ASSETS (0.6%)
  Interest Receivable............................  $    6,364
  Other..........................................          28     6,392
                                                   ----------
LIABILITIES ( - 0.2%)
  Dividends Payable..............................      (1,185)
  Investment Advisory Fees Payable...............        (664)
  Administrative Fees Payable....................        (123)
  Custodian Fees Payable.........................         (12)
  Director's Fees & Expenses Payable.............         (44)
  Bank Overdraft Payable.........................          (6)
  Other Liabilities..............................         (79)   (2,113)
                                                   ----------  --------
NET ASSETS (100%)............................................  $984,426
                                                               --------
                                                               --------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Municipal Money Market Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (UNAUDITED)
JUNE 30, 1998
--------------------------------------------------------------------------------

MUNICIPAL MONEY MARKET PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                AMOUNT
                                                                (000)
-----------------------------------------------------------------------

NET ASSETS CONSIST OF:
Paid in Capital..................................              $984,478
Accumulated Net Realized Loss....................                   (52)
                                                               --------
NET ASSETS...................................................  $984,426
                                                               --------
                                                               --------

NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 984,452,852 outstanding $0.001 par value
  shares (authorized 4,000,000,000 shares)....................     $1.00
                                                                --------
                                                                --------

------------------------------------------------------------

BANS  --  Bond Anticipation Notes
TRANS  -- Tax & Revenue Anticipation Notes
Variable/Floating Rate Instruments. The interest rate changes on these instruments are based upon a designated base rate. These instruments are payable on demand.
Maturity dates disclosed for Variable/Floating Rate Instruments are the ultimate maturity dates. The effective maturity dates for such securities are the next interest reset dates which are seven days or less.
Prerefunded Bonds -- Outstanding bonds have been refunded to the first call date (prerefunded date) by the issuance of new bonds. Principal and interest are paid from monies escrowed in U.S. Treasury securities. Prerefunded bonds are generally re-rated AAA due to the U.S. Treasury escrow.

------------------------------------------------------------
            SUMMARY OF TAX-EXEMPT INSTRUMENTS BY STATE CLASSIFICATION

                                         AMORTIZED COST      PERCENT OF
STATE                                         (000)          NET ASSETS
-------------------------------------------------------------------------
Alabama................................  $       17,800              1.8%
Alaska.................................           5,900              0.5
Arizona................................          32,906              3.3
Arkansas...............................             300               --
California.............................           5,600              0.5
Colorado...............................           8,300              0.9
Connecticut............................          24,265              2.5
Florida................................          48,875              5.0
Georgia................................          62,310              6.1
Hawaii.................................           6,000              0.6
Illinois...............................          53,550              5.5
Indiana................................           7,200              0.7
Iowa...................................             200               --
Kansas.................................           3,400              0.4
Kentucky...............................           3,900              0.4
Louisiana..............................          39,170              4.0
Maryland...............................          27,700              2.8
Massachusetts..........................          12,600              1.3
Michigan...............................          27,256              2.8
Minnesota..............................          17,465              1.8
Mississippi............................           2,300              0.2
Missouri...............................          29,050              3.0
Montana................................           4,097              0.4
Nebraska...............................           2,990              0.3
Nevada.................................          17,300              1.8
New Jersey.............................           3,400              0.4
New Mexico.............................          17,100              1.7
New York...............................          44,300              4.5
North Carolina.........................          26,810              2.7
Ohio...................................          16,300              1.7
Oregon.................................           3,600              0.4
Pennsylvania...........................          33,720              3.4
Tennessee..............................          13,800              1.4
Texas..................................         168,773             17.2
Utah...................................           6,700              0.7
Vermont................................           1,003              0.1
Virginia...............................          13,172              1.3
Washington.............................          22,100              2.3
Wisconsin..............................          22,666              2.3
Wyoming................................          22,550              2.3
                                         ---------------             ---
                                         $      876,428             89.0%
                                         ---------------             ---
                                         ---------------             ---

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                Municipal Money Market Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS (UNAUDITED)
SIX MONTHS ENDED JUNE 30, 1998
--------------------------------------------------------------------------------

                                                       ACTIVE
                                                INTERNATIONAL        ASIAN          ASIAN    EMERGING    EUROPEAN       EUROPEAN
                                                   ALLOCATION       EQUITY    REAL ESTATE     MARKETS      EQUITY    REAL ESTATE
                                                    PORTFOLIO    PORTFOLIO      PORTFOLIO   PORTFOLIO   PORTFOLIO      PORTFOLIO
                                                        (000)        (000)          (000)       (000)       (000)          (000)
--------------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends                                    $        2,514   $    1,123   $         83   $  16,976   $   5,513   $        595
  Interest                                              1,564          176             27       6,164         437             58
  Less: Foreign Taxes Withheld                           (289)         (86)            (6)       (659)       (679)           (87)
                                                      -------   ----------   ------------   ---------   ---------         ------
    Total Income                                        3,789        1,213            104      22,481       5,271            566
                                                      -------   ----------   ------------   ---------   ---------         ------
EXPENSES:
  Investment Advisory Fees:
    Basic Fees -- Adviser                                 675          354             24       9,870       1,176            132
    Less: Fees Waived                                    (233)        (247)           (24)         --        (111)           (96)
                                                      -------   ----------   ------------   ---------   ---------         ------
  Investment Advisory Fees -- Net                         442          107             --       9,870       1,065             36
  Administrative Fees                                     180           72              6       1,228         233             28
  Sub-Administrative Fees                                  --           --             --          80          --             --
  Custodian Fees                                          117          169             17       2,068          78             21
  Directors' Fees and Expenses                              4            4              1          37           7              1
  Filing and Registration Fees                             47           32             24          35          56             39
  Foreign Tax Expense                                      --           57             --         208          --             --
  Bank Overdraft Expense                                   --           53              1          --           1              6
  Insurance                                                 2            4             --          26           3             --
  Interest Expense                                         --           --             --         412          --             --
  Professional Fees                                        17           24             13          73          18             14
  Shareholder Reports                                      21           19             23          31           6             25
  Distribution Fees on Class B Shares                      --            2             --          13           8              2
  Other Expenses                                            3           15              1           7           7              3
  Expenses Reimbursed by Adviser                           --           --            (55)         --          --             --
                                                      -------   ----------   ------------   ---------   ---------         ------
    Total Expenses                                        833          558             31      14,088       1,482            175
                                                      -------   ----------   ------------   ---------   ---------         ------
NET INVESTMENT INCOME                                   2,956          655             73       8,393       3,789            391
                                                      -------   ----------   ------------   ---------   ---------         ------
NET REALIZED GAIN (LOSS):
  Investments Sold                                        105      (28,876)        (2,002)   (122,494)     16,433          1,076
  Foreign Currency Transactions                         3,563         (860)            21      (3,828)        (16)           (59)
  Futures Contracts                                     4,756           --             --          --          --             --
  Swaps                                                    --           --             --      (5,476)         --             --
                                                      -------   ----------   ------------   ---------   ---------         ------
    Total Net Realized Gain (Loss)                      8,424      (29,736)        (1,981)   (131,798)     16,417          1,017
                                                      -------   ----------   ------------   ---------   ---------         ------
CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION):
  Investments                                          21,930       11,683*          (349)   (106,199)**    40,626           908
  Foreign Currency Translations                        (1,716)        (322)            49       5,368         120             13
  Futures Contracts                                       230           --             --          --          --             --
  Swaps                                                    --           --             --      (1,011)         --             --
                                                      -------   ----------   ------------   ---------   ---------         ------
    Total Net Change in Unrealized
      Appreciation (Depreciation)                      20,444       11,361           (300)   (101,842)     40,746            921
                                                      -------   ----------   ------------   ---------   ---------         ------
TOTAL NET REALIZED GAIN (LOSS) AND CHANGE IN
  UNREALIZED APPRECIATION (DEPRECIATION)               28,868      (18,375)        (2,281)   (233,640)     57,163          1,938
                                                      -------   ----------   ------------   ---------   ---------         ------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations                $       31,824   $  (17,720)  $     (2,208)  $(225,247)  $  60,952   $      2,329
                                                      -------   ----------   ------------   ---------   ---------         ------
                                                      -------   ----------   ------------   ---------   ---------         ------
---------------

  *  Net of foreign taxes of $14,000 on unrealized appreciation.
 **  Net of foreign taxes of $489,000 on unrealized appreciation.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS (UNAUDITED)
SIX MONTHS ENDED JUNE 30, 1998
--------------------------------------------------------------------------------

                                                 GLOBAL    INTERNATIONAL    INTERNATIONAL    INTERNATIONAL    JAPANESE       LATIN
                                                 EQUITY           EQUITY           MAGNUM        SMALL CAP      EQUITY    AMERICAN
                                              PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO   PORTFOLIO   PORTFOLIO
                                                  (000)            (000)            (000)            (000)       (000)       (000)
----------------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends                                  $    2,162   $       47,943   $        3,262   $        4,166   $     477   $   1,298
  Interest                                           95            4,789              558              250         135          84
  Less: Foreign Taxes Withheld                     (197)          (5,371)            (407)            (514)        (74)        (24)
                                             ----------   --------------          -------          -------   ---------   ---------
    Total Income                                  2,060           47,361            3,413            3,902         538       1,358
                                             ----------   --------------          -------          -------   ---------   ---------
EXPENSES:
  Investment Advisory Fees:
    Basic Fees -- Adviser                           644           13,088              863            1,250         327         435
    Less: Fees Waived -- Adviser                    (74)              --             (120)             (62)        (68)         --
                                             ----------   --------------          -------          -------   ---------   ---------
  Investment Advisory Fees -- Net                   570           13,088              743            1,188         259         435
  Administrative Fees                               127            2,533              175              208          68          64
  Sub-Administrative Fees                            --               --               --               --          --          16
  Bank Overdraft Expense                             --                1               --                3          74           2
  Custodian Fees                                     35              359               85               67          22          56
  Filing and Registration Fees                       39               63               14               18          25          21
  Insurance                                           1               39                2                4           2           1
  Directors' Fees and Expenses                        3               74                5                7           4          --
  Foreign Tax Expense                                --               --               --                3          --          44
  Professional Fees                                  18               60               38               14          15          16
  Shareholder Reports                                 5               37               14                6          14           4
  Distribution Fees on Class B Shares                11                8               38               --           2          11
  Other Expenses                                      4               53                2                4           3          --
                                             ----------   --------------          -------          -------   ---------   ---------
    Total Expenses                                  813           16,315            1,116            1,522         488         670
                                             ----------   --------------          -------          -------   ---------   ---------
NET INVESTMENT INCOME                             1,247           31,046            2,297            2,380          50         688
                                             ----------   --------------          -------          -------   ---------   ---------
NET REALIZED GAIN (LOSS):
  Investments Sold                                5,209          166,207            3,693            7,041      (8,077)        943
  Foreign Currency Transactions                     (12)           8,105            2,115            1,074       4,230         (70)
                                             ----------   --------------          -------          -------   ---------   ---------
    Total Net Realized Gain (Loss)                5,197          174,312            5,808            8,115      (3,847)        873
                                             ----------   --------------          -------          -------   ---------   ---------
CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION):
  Investments                                     7,195          332,093           27,751           29,830       6,757     (13,077)*
  Foreign Currency Translations                     (26)         (14,205)          (1,022)          (1,271)       (627)          8
                                             ----------   --------------          -------          -------   ---------   ---------
    Total Net Change in Unrealized
      Appreciation (Depreciation)                 7,169          317,888           26,729           28,559       6,130     (13,069)
                                             ----------   --------------          -------          -------   ---------   ---------
TOTAL NET REALIZED GAIN (LOSS) AND CHANGE
  IN UNREALIZED APPRECIATION (DEPRECIATION)      12,366          492,200           32,537           36,674       2,283     (12,196)
                                             ----------   --------------          -------          -------   ---------   ---------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations              $   13,613   $      523,246   $       34,834   $       39,054   $   2,333   $ (11,508)
                                             ----------   --------------          -------          -------   ---------   ---------
                                             ----------   --------------          -------          -------   ---------   ---------

---------------

*    Net of foreign tax of $4,000 on unrealized appreciation.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS (UNAUDITED)
SIX MONTHS ENDED JUNE 30, 1998
--------------------------------------------------------------------------------

                                                AGGRESSIVE    EMERGING       EQUITY       SMALL CAP                  U.S. EQUITY
                                                    EQUITY      GROWTH       GROWTH    VALUE EQUITY    TECHNOLOGY           PLUS
                                                 PORTFOLIO   PORTFOLIO    PORTFOLIO       PORTFOLIO     PORTFOLIO      PORTFOLIO
                                                     (000)       (000)        (000)           (000)         (000)          (000)
--------------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends                                    $       983   $   1,153   $    3,322   $         215   $        15   $        220
  Interest                                             318          49          692              63            56             19
  Less: Foreign Taxes Withheld                          --          --           --              --            --             --
                                               -----------   ---------   ----------          ------   -----------         ------
    Total Income                                     1,301       1,202        4,014             278            71            239
                                               -----------   ---------   ----------          ------   -----------         ------
EXPENSES:
  Investment Advisory Fees:
    Basic Fees -- Adviser                              901         337        2,210             207           149             62
    Less: Fees Waived                                  (31)        (39)          (4)            (92)          (87)           (61)
                                               -----------   ---------   ----------          ------   -----------         ------
  Investment Advisory Fees -- Net                      870         298        2,206             115            62              1
  Administrative Fees                                  175          56          570              41            26             25
  Bank Overdraft Expense                                 2          --            3               1            12              1
  Custodian Fees                                        17          28           38              14             9             13
  Filing and Registration Fees                          31          11           57              15            19             23
  Insurance                                              2           1            7               1            --             --
  Directors' Fees and Expenses                           4           2           15               1             1              1
  Professional Fees                                     16          12           22              18            32              8
  Shareholder Reports                                    8           6           21               7            34             31
  Distribution Fees on Class B Shares                   26           2           55               9             2              1
  Dividend Expense for Securities Sold Short             2          --           --              --            --             --
  Other Expenses                                         2           7            7              32             2              7
                                               -----------   ---------   ----------          ------   -----------         ------
    Total Expenses                                   1,155         423        3,001             254           199            111
                                               -----------   ---------   ----------          ------   -----------         ------
NET INVESTMENT INCOME (LOSS)                           146         779        1,013              24          (128)           128
                                               -----------   ---------   ----------          ------   -----------         ------
NET REALIZED GAIN (LOSS):
  Investments Sold                                  25,980      14,071       73,550           4,090         1,521          2,503
  Foreign Currency Transactions                         --          --           --              --            --             --
  Securities Sold Short                               (300)         --           --              --           159             --
                                               -----------   ---------   ----------          ------   -----------         ------
    Total Net Realized Gain (Loss)                  25,680      14,071       73,550           4,090         1,680          2,503
                                               -----------   ---------   ----------          ------   -----------         ------
CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION)
  Investments                                       (1,608)     (2,939)      25,773            (230)        4,030          1,010
  Foreign Currency Translations                         --          --           --              --            --             --
  Short Sales                                          (26)         --           --              --          (147)            --
                                               -----------   ---------   ----------          ------   -----------         ------
    Total Net Change in Unrealized
      Appreciation (Depreciation)                   (1,634)     (2,939)      25,773            (230)        3,883          1,010
                                               -----------   ---------   ----------          ------   -----------         ------
TOTAL NET REALIZED GAIN AND CHANGE IN
  UNREALIZED APPRECIATION (DEPRECIATION)            24,046      11,132       99,323           3,860         5,563          3,513
                                               -----------   ---------   ----------          ------   -----------         ------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations                $    24,192   $  11,911   $  100,336   $       3,884   $     5,435   $      3,641
                                               -----------   ---------   ----------          ------   -----------         ------
                                               -----------   ---------   ----------          ------   -----------         ------

                                                U.S. REAL        VALUE
                                                   ESTATE       EQUITY
                                                PORTFOLIO    PORTFOLIO
                                                    (000)        (000)
---------------------------------------------
INVESTMENT INCOME:
  Dividends                                    $    6,673   $    1,043
  Interest                                            421           42
  Less: Foreign Taxes Withheld                        (11)          --
                                               ----------   ----------
    Total Income                                    7,083        1,085
                                               ----------   ----------
EXPENSES:
  Investment Advisory Fees:
    Basic Fees -- Adviser                           1,425          249
    Less: Fees Waived                                 (28)         (49)
                                               ----------   ----------
  Investment Advisory Fees -- Net                   1,397          200
  Administrative Fees                                 278           79
  Bank Overdraft Expense                               --            5
  Custodian Fees                                       22           13
  Filing and Registration Fees                         19           17
  Insurance                                             4           --
  Directors' Fees and Expenses                          9            2
  Professional Fees                                    16           24
  Shareholder Reports                                  31            7
  Distribution Fees on Class B Shares                  26            3
  Dividend Expense for Securities Sold Short           --           --
  Other Expenses                                        4            5
                                               ----------   ----------
    Total Expenses                                  1,806          355
                                               ----------   ----------
NET INVESTMENT INCOME (LOSS)                        5,277          730
                                               ----------   ----------
NET REALIZED GAIN (LOSS):
  Investments Sold                                 10,010       15,127
  Foreign Currency Transactions                        (2)          --
  Securities Sold Short                                --           --
                                               ----------   ----------
    Total Net Realized Gain (Loss)                 10,008       15,127
                                               ----------   ----------
CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION)
  Investments                                     (34,973)      (6,340)
  Foreign Currency Translations                         2           --
  Short Sales                                          --           --
                                               ----------   ----------
    Total Net Change in Unrealized
      Appreciation (Depreciation)                 (34,971)      (6,340)
                                               ----------   ----------
TOTAL NET REALIZED GAIN AND CHANGE IN
  UNREALIZED APPRECIATION (DEPRECIATION)          (24,963)       8,787
                                               ----------   ----------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations                $  (19,686)  $    9,517
                                               ----------   ----------
                                               ----------   ----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS (UNAUDITED)
SIX MONTHS ENDED JUNE 30, 1998
--------------------------------------------------------------------------------

                                                            EMERGING                    GLOBAL
                                                             MARKETS        FIXED        FIXED         HIGH    MUNICIPAL
                                                BALANCED        DEBT       INCOME       INCOME        YIELD         BOND
                                               PORTFOLIO   PORTFOLIO    PORTFOLIO    PORTFOLIO    PORTFOLIO    PORTFOLIO
                                                   (000)       (000)        (000)        (000)        (000)        (000)
------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends                                    $      30   $      --   $       --   $       --   $      279   $       --
  Interest                                            80      11,027        5,999        1,962        7,254        1,296
  Less: Foreign Taxes Withheld                        --         (12)          --          (19)          --           --
                                               ---------   ---------   ----------   ----------   ----------   ----------
    Total Income                                     110      11,015        5,999        1,943        7,533        1,296
                                               ---------   ---------   ----------   ----------   ----------   ----------
EXPENSES:
  Investment Advisory Fees:
    Basic Fees -- Adviser                             14         893          341          144          311           90
    Less: Fees Waived                                (14)         --         (119)         (82)          --          (52)
                                               ---------   ---------   ----------   ----------   ----------   ----------
  Investment Advisory Fees -- Net                     --         893          222           62          311           38
  Administrative Fees                                  7         140          158           59          128           46
  Bank Overdraft Expense                              --           1           --            2           --           --
  Custodian Fees                                       3          52            9           11           10            2
  Filing and Registration Fees                        15          34           22           23           46           11
  Insurance                                           --           2            2            1           --            1
  Interest Expense                                    --         630           --           --           --           --
  Directors' Fees and Expenses                        --          --            4            2           --            2
  Professional Fees                                   10          25           13           14           14           11
  Shareholder Reports                                  7           7            6            7           18            3
  Distribution Fees on Class B shares                  1           5            3           --           11           --
  Other Expenses                                       4          43            2           --           --            2
  Expenses Reimbursed by Adviser                     (27)         --           --           --           --           --
                                               ---------   ---------   ----------   ----------   ----------   ----------
    Total Expenses                                    20       1,832          441          181          538          116
                                               ---------   ---------   ----------   ----------   ----------   ----------
NET INVESTMENT INCOME                                 90       9,183        5,558        1,762        6,995        1,180
                                               ---------   ---------   ----------   ----------   ----------   ----------
NET REALIZED GAIN (LOSS):
  Investments Sold                                   439      (9,094)       2,951        1,066        3,011          388
  Foreign Currency Transactions                       --          73           --       (1,925)          --           --
  Securities Sold Short                               --          13           --           --           --           --
  Written Options                                     --          52           --           --           --           --
                                               ---------   ---------   ----------   ----------   ----------   ----------
    Total Net Realized Gain (Loss)                   439      (8,956)       2,951         (859)       3,011          388
                                               ---------   ---------   ----------   ----------   ----------   ----------
CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION):
  Investments                                       (166)    (10,876)      (1,053)       1,565       (4,263)        (415)
  Foreign Currency Translations                       --         223           --           17           --           --
                                               ---------   ---------   ----------   ----------   ----------   ----------
    Total Net Change in Unrealized
      Appreciation (Depreciation)                   (166)    (10,653)      (1,053)       1,582       (4,263)        (415)
                                               ---------   ---------   ----------   ----------   ----------   ----------
TOTAL NET REALIZED GAIN (LOSS) AND CHANGE IN
  UNREALIZED APPRECIATION (DEPRECIATION)             273     (19,609)       1,898          723       (1,252)         (27)
                                               ---------   ---------   ----------   ----------   ----------   ----------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations                $     363   $ (10,426)  $    7,456   $    2,485   $    5,743   $    1,153
                                               ---------   ---------   ----------   ----------   ----------   ----------
                                               ---------   ---------   ----------   ----------   ----------   ----------

                                                             MUNICIPAL
                                                    MONEY        MONEY
                                                   MARKET       MARKET
                                                PORTFOLIO    PORTFOLIO
                                                    (000)        (000)
---------------------------------------------
INVESTMENT INCOME:
  Dividends                                    $       --   $       --
  Interest                                         45,952       16,053
  Less: Foreign Taxes Withheld                         --           --
                                               ----------   ----------
    Total Income                                   45,952       16,053
                                               ----------   ----------
EXPENSES:
  Investment Advisory Fees:
    Basic Fees -- Adviser                           2,440        1,362
    Less: Fees Waived                                  --           --
                                               ----------   ----------
  Investment Advisory Fees -- Net                   2,440        1,362
  Administrative Fees                               1,264          725
  Bank Overdraft Expense                               --           --
  Custodian Fees                                       42           29
  Filing and Registration Fees                         97           91
  Insurance                                            30           17
  Interest Expense                                     --           --
  Directors' Fees and Expenses                         36           20
  Professional Fees                                    30           10
  Shareholder Reports                                  24           --
  Distribution Fees on Class B shares                  --           --
  Other Expenses                                       14           25
  Expenses Reimbursed by Adviser                       --           --
                                               ----------   ----------
    Total Expenses                                  3,977        2,279
                                               ----------   ----------
NET INVESTMENT INCOME                              41,975       13,774
                                               ----------   ----------
NET REALIZED GAIN (LOSS):
  Investments Sold                                     (3)         (30)
  Foreign Currency Transactions                        --           --
  Securities Sold Short                                --           --
  Written Options                                      --           --
                                               ----------   ----------
    Total Net Realized Gain (Loss)                     (3)         (30)
                                               ----------   ----------
CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION):
  Investments                                          --           --
  Foreign Currency Translations                        --           --
                                               ----------   ----------
    Total Net Change in Unrealized
      Appreciation (Depreciation)                      --           --
                                               ----------   ----------
TOTAL NET REALIZED GAIN (LOSS) AND CHANGE IN
  UNREALIZED APPRECIATION (DEPRECIATION)               (3)         (30)
                                               ----------   ----------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations                $   41,972   $   13,744
                                               ----------   ----------
                                               ----------   ----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                  ACTIVE INTERNATIONAL ALLOCATION
                                                             PORTFOLIO                         ASIAN EQUITY PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------

                                                SIX MONTHS ENDED                        SIX MONTHS ENDED
                                                   JUNE 30, 1998          YEAR ENDED       JUNE 30, 1998           YEAR ENDED
                                                     (UNAUDITED)   DECEMBER 31, 1997         (UNAUDITED)    DECEMBER 31, 1997
                                                           (000)               (000)               (000)                (000)
-----------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                              $     2,956         $     2,394           $     655            $   1,278
  Net Realized Gain (Loss)                                 8,424              14,193             (29,736)             (69,153)
  Change in Unrealized Appreciation
    (Depreciation)                                        20,444               1,887              11,361              (45,989)
-----------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets
    Resulting from Operations                             31,824              18,474             (17,720)            (113,864)
-----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
  CLASS A:
  Net Investment Income                                       --              (9,445)                 --                  (42)
  In Excess of Net Investment Income                          --                (220)                 --                   --
  Net Realized Gain                                           --             (13,378)                 --                   --
  In Excess of Net Realized Gain                              --                  --                  --               (8,471)
  CLASS B:
  Net Investment Income                                       --                  (1)                 --                   (1)
  Net Realized Gain                                           --                  (2)                 --                   --
  In Excess of Net Realized Gain                              --                  --                  --                 (130)
-----------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                         --             (23,046)                 --               (8,644)
-----------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
  CLASS A:
  Subscribed                                             115,214              44,577             135,910              191,230
  Distributions Reinvested                                    --              20,551                  --                7,923
  Redeemed                                               (29,029)           (105,088)           (145,725)            (356,756)
  CLASS B:
  Subscribed                                                 545                  53               1,544                2,594
  Distributions Reinvested                                    --                   3                  --                  122
  Redeemed                                                   (44)               (669)             (1,376)             (10,134)
-----------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Capital Share
    Transactions                                          86,686             (40,573)             (9,647)            (165,021)
-----------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                118,510             (45,145)            (27,367)            (287,529)
NET ASSETS:
  Beginning of Period                                    138,681             183,826              86,971              374,500
-----------------------------------------------------------------------------------------------------------------------------
  End of Period                                      $   257,191         $   138,681           $  59,604            $  86,971
-----------------------------------------------------------------------------------------------------------------------------
  Undistributed (distribution in excess of)
    net investment income included in end of
    period net assets                                $     2,736         $      (220)          $   2,955            $   2,300
-----------------------------------------------------------------------------------------------------------------------------
(1) CAPITAL SHARE TRANSACTIONS:
   CLASS A:
   Shares Subscribed                                       9,926               3,824              15,913               12,051
   Shares Issued on Distributions Reinvested                  --               1,945                  --                  420
   Shares Redeemed                                        (2,471)             (8,432)            (16,805)             (22,811)
-----------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Class A Shares
     Outstanding                                           7,455              (2,663)               (892)             (10,340)
-----------------------------------------------------------------------------------------------------------------------------
   CLASS B:
   Shares Subscribed                                          45                   5                 177                  178
   Shares Issued on Distributions Reinvested                  --                  --                  --                    6
   Shares Redeemed                                            (4)                (59)               (154)                (615)
-----------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Class B Shares
     Outstanding                                              41                 (54)                 23                 (431)
-----------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                    ASIAN REAL ESTATE PORTFOLIO               EMERGING MARKETS PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------------

                                                                         PERIOD FROM
                                                SIX MONTHS ENDED    OCTOBER 1, 1997*      SIX MONTHS ENDED
                                                   JUNE 30, 1998     TO DECEMBER 31,         JUNE 30, 1998           YEAR ENDED
                                                     (UNAUDITED)                1997           (UNAUDITED)    DECEMBER 31, 1997
                                                           (000)               (000)                 (000)                (000)
-------------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                              $        73         $        33           $     8,393            $   6,730
  Net Realized Gain (Loss)                                (1,981)               (244)             (131,798)              90,456
  Change in Unrealized Appreciation
    (Depreciation)                                          (300)               (389)             (101,842)            (160,459)
-------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets
    Resulting from Operations                             (2,208)               (600)             (225,247)             (63,273)
-------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
  CLASS A:
  Net Investment Income                                       --                 (20)                   --               (7,299)
  In Excess of Net Investment Income                          --                  --                    --               (7,147)
  Net Realized Gain                                           --                  --                    --              (70,779)
  In Excess of Net Realized Gain                              --                  --                    --              (66,329)
  CLASS B:
  Net Investment Income                                       --                  --                    --                  (33)
  In Excess of Net Investment Income                          --                  --                    --                  (32)
  Net Realized Gain                                           --                  --                    --                 (462)
  In Excess of Net Realized Gain                              --                  --                    --                 (433)
-------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                         --                 (20)                   --             (152,514)
-------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
  CLASS A:
  Subscribed                                               8,749               3,005               309,878              651,308
  Distributions Reinvested                                    --                  --                    --              141,670
  Redeemed                                                (6,030)                 --              (256,490)            (380,590)
  CLASS B:
  Subscribed                                                 576                  --                 5,398                8,135
  Distributions Reinvested                                    --                  --                    --                  900
  Redeemed                                                  (185)                 --                (1,907)             (12,803)
-------------------------------------------------------------------------------------------------------------------------------
  Net Increase in Capital Share Transactions               3,110               3,005                56,879              408,620
-------------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                    902               2,385              (168,368)             192,833
NET ASSETS:
  Beginning of Period                                      2,385                  --             1,511,052            1,318,219
-------------------------------------------------------------------------------------------------------------------------------
  End of Period                                      $     3,287         $     2,385           $ 1,342,684            $1,511,052
-------------------------------------------------------------------------------------------------------------------------------
  Undistributed (distribution in excess of)
    net investment income included in end of
    period net assets                                $        53         $       (20)          $     5,658            $  (2,735)
-------------------------------------------------------------------------------------------------------------------------------
(1) CAPITAL SHARE TRANSACTIONS:
   CLASS A:
   Shares Subscribed                                       1,147                 301                23,926               38,730
   Shares Issued on Distributions Reinvested                  --                  --                    --               11,430
   Shares Redeemed                                          (910)                 --               (19,811)             (23,303)
-------------------------------------------------------------------------------------------------------------------------------
   Net Increase in Class A Shares Outstanding                237                 301                 4,115               26,857
-------------------------------------------------------------------------------------------------------------------------------
   CLASS B:
   Shares Subscribed                                          74                  --                   451                  488
   Shares Issued on Distributions Reinvested                  --                  --                    --                   72
   Shares Redeemed                                           (28)                 --                  (145)                (784)
-------------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Class B Shares
     Outstanding                                              46                  --                   306                 (224)

--------------------------------------------------------------------------------

*    Commencement of operations

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                     EUROPEAN EQUITY PORTFOLIO             EUROPEAN REAL ESTATE PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------

                                                                                                                  PERIOD FROM
                                                SIX MONTHS ENDED                        SIX MONTHS ENDED     OCTOBER 1, 1997*
                                                   JUNE 30, 1998          YEAR ENDED       JUNE 30, 1998      TO DECEMBER 31,
                                                     (UNAUDITED)   DECEMBER 31, 1997         (UNAUDITED)                 1997
                                                           (000)               (000)               (000)                (000)
-----------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                              $     3,789         $     4,680           $     391            $      81
  Net Realized Gain (Loss)                                16,417              24,610               1,017                 (435)
  Change in Unrealized Appreciation
    (Depreciation)                                        40,746               9,365                 921                 (632)
-----------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets
    Resulting from Operations                             60,952              38,655               2,329                 (986)
-----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
  CLASS A:
  Net Investment Income                                       --              (4,297)                 --                  (12)
  Net Realized Gain                                           --             (15,891)                 --                   --
  CLASS B:
  Net Investment Income                                       --                 (78)                 --                   --
  Net Realized Gain                                           --                (319)                 --                   --
-----------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                         --             (20,585)                 --                  (12)
-----------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
  CLASS A:
  Subscribed                                             155,502             146,810              39,192               25,148
  Distributions Reinvested                                    --              19,418                  --                   11
  Redeemed                                              (132,832)           (119,644)             (8,968)              (9,021)
  CLASS B:
  Subscribed                                               9,371               4,098               3,002                  826
  Distributions Reinvested                                    --                 374                  --                   --
  Redeemed                                                (5,694)             (2,614)               (206)                  --
-----------------------------------------------------------------------------------------------------------------------------
  Net Increase in Capital Share Transactions              26,347              48,442              33,020               16,964
-----------------------------------------------------------------------------------------------------------------------------
  Total Increase in Net Assets                            87,299              66,512              35,349               15,966
NET ASSETS:
  Beginning of Period                                    247,522             181,010              15,966                   --
-----------------------------------------------------------------------------------------------------------------------------
  End of Period                                      $   334,821         $   247,522           $  51,315            $  15,966
-----------------------------------------------------------------------------------------------------------------------------
  Undistributed net investment income
    (accumulated net investment loss)
    included in end of period net assets             $     3,715         $       (74)          $     400            $       9
-----------------------------------------------------------------------------------------------------------------------------
(1) CAPITAL SHARE TRANSACTIONS:
   CLASS A:
   Shares Subscribed                                       7,358               8,152               3,543                2,513
   Shares Issued on Distributions Reinvested                  --               1,086                  --                    1
   Shares Redeemed                                        (6,326)             (6,397)               (806)                (919)
-----------------------------------------------------------------------------------------------------------------------------
   Net Increase in Class A Shares Outstanding              1,032               2,841               2,737                1,595
-----------------------------------------------------------------------------------------------------------------------------
   CLASS B:
   Shares Subscribed                                         426                 222                 266                   83
   Shares Issued on Distributions Reinvested                  --                  21                  --                   --
   Shares Redeemed                                          (260)               (143)                (19)                  --
-----------------------------------------------------------------------------------------------------------------------------
   Net Increase in Class B Shares Outstanding                166                 100                 247                   83

--------------------------------------------------------------------------------

*    Commencement of operations

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                      GLOBAL EQUITY PORTFOLIO
------------------------------------------------------------------------------------

                                                SIX MONTHS ENDED
                                                   JUNE 30, 1998          YEAR ENDED
                                                     (UNAUDITED)   DECEMBER 31, 1997
                                                           (000)               (000)
------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                              $     1,247         $     1,044
  Net Realized Gain                                        5,197               9,315
  Change in Unrealized Appreciation                        7,169               9,902
------------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from
    Operations                                            13,613              20,261
------------------------------------------------------------------------------------
DISTRIBUTIONS:
  CLASS A:
  Net Investment Income                                       --              (2,113)
  Net Realized Gain                                           --              (5,966)
  CLASS B:
  Net Investment Income                                       --                (105)
  Net Realized Gain                                           --                (328)
------------------------------------------------------------------------------------
  Total Distributions                                         --              (8,512)
------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
  CLASS A:
  Subscribed                                             104,843              28,012
  Distributions Reinvested                                    --               7,897
  Redeemed                                               (29,544)            (19,393)
  CLASS B:
  Subscribed                                               6,191               5,204
  Distributions Reinvested                                    --                 424
  Redeemed                                                (2,314)             (4,134)
------------------------------------------------------------------------------------
  Net Increase in Capital Share Transactions              79,176              18,010
------------------------------------------------------------------------------------
  Total Increase in Net Assets                            92,789              29,759
NET ASSETS:
  Beginning of Period                                    113,984              84,225
------------------------------------------------------------------------------------
  End of Period                                      $   206,773         $   113,984
------------------------------------------------------------------------------------
  Undistributed net investment income
    included in end of period net assets             $     1,372         $       125
------------------------------------------------------------------------------------
(1) CAPITAL SHARE TRANSACTIONS:
   CLASS A:
   Shares Subscribed                                       4,873               1,503
   Shares Issued on Distributions Reinvested                  --                 436
   Shares Redeemed                                        (1,420)             (1,047)
------------------------------------------------------------------------------------
   Net Increase in Class A Shares Outstanding              3,453                 892
------------------------------------------------------------------------------------
   CLASS B:
   Shares Subscribed                                         298                 286
   Shares Issued on Distributions Reinvested                  --                  24
   Shares Redeemed                                          (112)               (232)
------------------------------------------------------------------------------------
   Net Increase in Class B Shares Outstanding                186                  78
------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

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        Institutional Fund, Inc.
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                  INTERNATIONAL EQUITY PORTFOLIO           INTERNATIONAL MAGNUM PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------

                                                SIX MONTHS ENDED                        SIX MONTHS ENDED
                                                   JUNE 30, 1998          YEAR ENDED       JUNE 30, 1998           YEAR ENDED
                                                     (UNAUDITED)   DECEMBER 31, 1997         (UNAUDITED)    DECEMBER 31, 1997
                                                           (000)               (000)               (000)                (000)
-----------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                              $    31,046         $    40,117           $   2,297            $   2,229
  Net Realized Gain                                      174,312             286,219               5,808                4,430
  Change in Unrealized Appreciation
    (Depreciation)                                       317,888               8,239              26,729                 (677)
-----------------------------------------------------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from
    Operations                                           523,246             334,575              34,834                5,982
-----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
  CLASS A:
  Net Investment Income                                       --             (69,608)                 --               (5,428)
  Net Realized Gain                                           --            (234,828)                 --               (1,101)
  CLASS B:
  Net Investment Income                                       --                 (70)                 --                 (938)
  Net Realized Gain                                           --                (262)                 --                 (212)
-----------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                         --            (304,768)                 --               (7,679)
-----------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
  CLASS A:
  Subscribed                                             393,428             593,523              65,467              108,822
  Distributions Reinvested                                    --             274,428                  --                5,026
  Redeemed                                              (305,978)           (339,313)            (45,790)             (38,220)
  CLASS B:
  Subscribed                                               5,924               1,717              10,034               16,947
  Distributions Reinvested                                    --                 297                  --                1,146
  Redeemed                                                  (392)             (4,302)             (8,935)             (13,200)
-----------------------------------------------------------------------------------------------------------------------------
  Net Increase in Capital Share Transactions              92,982             526,350              20,776               80,521
-----------------------------------------------------------------------------------------------------------------------------
  Total Increase in Net Assets                           616,228             556,157              55,610               78,824
NET ASSETS:
  Beginning of Period                                  2,825,974           2,269,817             187,313              108,489
-----------------------------------------------------------------------------------------------------------------------------
  End of Period                                      $ 3,442,202         $ 2,825,974           $ 242,923            $ 187,313
-----------------------------------------------------------------------------------------------------------------------------
  Undistributed net investment income
    (accumulated net investment loss)
    included in end of period net assets             $    27,963         $    (3,083)          $   2,360            $      63
-----------------------------------------------------------------------------------------------------------------------------
(1) CAPITAL SHARE TRANSACTIONS:
   CLASS A:
   Shares Subscribed                                      20,035              32,518               5,317                9,451
   Shares Issued on Distributions Reinvested                  --              16,345                  --                  462
   Shares Redeemed                                       (15,283)            (17,950)             (3,689)              (3,275)
-----------------------------------------------------------------------------------------------------------------------------
   Net Increase in Class A Shares Outstanding              4,752              30,913               1,628                6,638
-----------------------------------------------------------------------------------------------------------------------------
   CLASS B:
   Shares Subscribed                                         308                  92                 813                1,466
   Shares Issued on Distributions Reinvested                  --                  18                  --                  105
   Shares Redeemed                                           (20)               (249)               (745)              (1,149)
-----------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Class B Shares
     Outstanding                                             288                (139)                 68                  422
-----------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

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        Institutional Fund, Inc.
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                  INTERNATIONAL SMALL CAP PORTFOLIO             JAPANESE EQUITY PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------

                                                 SIX MONTHS ENDED                          SIX MONTHS ENDED
                                                    JUNE 30, 1998           YEAR ENDED        JUNE 30, 1998           YEAR ENDED
                                                      (UNAUDITED)    DECEMBER 31, 1997          (UNAUDITED)    DECEMBER 31, 1997
                                                            (000)                (000)                (000)                (000)
--------------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income (Loss)                          $   2,380            $   3,513           $       50           $     (342)
  Net Realized Gain (Loss)                                  8,115               11,579               (3,847)              (1,306)
  Change in Unrealized Appreciation
    (Depreciation)                                         28,559              (19,088)               6,130               (9,222)
--------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets
    Resulting from Operations                              39,054               (3,996)               2,333              (10,870)
--------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
  CLASS A:
  Net Investment Income                                        --               (4,472)                  --              (11,702)
  In Excess of Net Investment Income                           --                 (676)                  --                   --
  Net Realized Gain                                            --              (10,992)                  --                   --
  CLASS B:
  Net Investment Income                                        --                   --                   --                 (257)
--------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                          --              (16,140)                  --              (11,959)
--------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
  CLASS A:
  Subscribed                                               65,237               64,122               54,112              126,168
  Distributions Reinvested                                     --               14,482                   --               11,173
  Redeemed                                                (12,003)             (64,267)             (70,132)            (190,192)
  Transaction Fees                                            174                1,151                   --                   --
  CLASS B:
  Subscribed                                                   --                   --                1,029                2,478
  Distributions Reinvested                                     --                   --                   --                  256
  Redeemed                                                     --                   --               (1,167)              (3,925)
--------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Capital Share
    Transactions                                           53,408               15,488              (16,158)             (54,042)
--------------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                  92,462               (4,648)             (13,825)             (76,871)
NET ASSETS:
  Beginning of Period                                     230,095              234,743               78,789              155,660
--------------------------------------------------------------------------------------------------------------------------------
  End of Period                                         $ 322,557            $ 230,095           $   64,964           $   78,789
--------------------------------------------------------------------------------------------------------------------------------
  Undistributed (distribution in excess of)
    net investment income included in end of
    period net assets                                   $   1,704            $    (676)          $    2,159           $    2,109
--------------------------------------------------------------------------------------------------------------------------------
(1) CAPITAL SHARE TRANSACTIONS:
   CLASS A:
   Shares Subscribed                                        3,505                3,683                8,688               15,980
   Shares Issued on Distributions Reinvested                   --                  911                   --                1,916
   Shares Redeemed                                           (700)              (3,803)             (11,525)             (23,936)
--------------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Class A Shares
     Outstanding                                            2,805                  791               (2,837)              (6,040)
--------------------------------------------------------------------------------------------------------------------------------
   CLASS B:
   Shares Subscribed                                           --                   --                  162                  311
   Shares Issued on Distributions Reinvested                   --                   --                   --                   44
   Shares Redeemed                                             --                   --                 (194)                (497)
--------------------------------------------------------------------------------------------------------------------------------
   Net Decrease in Class B Shares Outstanding                  --                   --                  (32)                (142)
--------------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

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        Institutional Fund, Inc.
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                     LATIN AMERICAN PORTFOLIO               AGGRESSIVE EQUITY PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------

                                                SIX MONTHS ENDED                        SIX MONTHS ENDED
                                                   JUNE 30, 1998          YEAR ENDED       JUNE 30, 1998          YEAR ENDED
                                                     (UNAUDITED)   DECEMBER 31, 1997         (UNAUDITED)   DECEMBER 31, 1997
                                                           (000)               (000)               (000)               (000)
----------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income (Loss)                         $     688           $    (103)          $     146           $      79
  Net Realized Gain                                          873              17,285              25,680              33,177
  Change in Unrealized Appreciation
    (Depreciation)                                       (13,069)                885              (1,634)              6,896
----------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets
    Resulting from Operations                            (11,508)             18,067              24,192              40,152
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
  CLASS A:
  Net Investment Income                                       --                  --                  --                (107)
  In Excess of Net Investment Income                          --                  --                  --                  (3)
  Net Realized Gain                                           --             (17,224)                 --             (26,339)
  In Excess of Net Realized Gain                              --              (2,901)                 --                  --
  CLASS B:
  Net Investment Income                                       --                  --                  --                  (4)
  Net Realized Gain                                           --              (1,101)                 --              (3,057)
  In Excess of Net Realized Gain                              --                (185)                 --                  --
----------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                         --             (21,411)                 --             (29,510)
----------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
  CLASS A:
  Subscribed                                              22,394              82,256              87,155             109,256
  Distributions Reinvested                                    --              19,134                  --              24,425
  Redeemed                                               (31,780)            (55,658)            (40,889)            (57,002)
  CLASS B:
  Subscribed                                               3,548              11,696               7,048              14,928
  Distributions Reinvested                                    --               1,249                  --               3,039
  Redeemed                                                (1,654)             (7,170)             (4,798)             (9,209)
----------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Capital Share
    Transactions                                          (7,492)             51,507              48,516              85,437
----------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                (19,000)             48,163              72,708              96,079
NET ASSETS:
  Beginning of Period                                     79,905              31,742             173,364              77,285
----------------------------------------------------------------------------------------------------------------------------
  End of Period                                        $  60,905           $  79,905           $ 246,072           $ 173,364
----------------------------------------------------------------------------------------------------------------------------
  Undistributed (distribution in excess of)
    net investment income (accumulated net
    investment loss) included in end of
    period net assets                                  $     654           $     (34)          $     143           $      (3)
----------------------------------------------------------------------------------------------------------------------------
(1) CAPITAL SHARE TRANSACTIONS:
   CLASS A:
   Shares Subscribed                                       2,138               5,947               4,991               6,957
   Shares Issued on Distributions Reinvested                  --               1,858                  --               1,596
   Shares Redeemed                                        (3,058)             (3,779)             (2,342)             (3,470)
----------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Class A Shares
     Outstanding                                            (920)              4,026               2,649               5,083
----------------------------------------------------------------------------------------------------------------------------
   CLASS B:
   Shares Subscribed                                         338                 875                 399                 939
   Shares Issued on Distributions Reinvested                  --                 124                  --                 200
   Shares Redeemed                                          (151)               (496)               (268)               (587)
----------------------------------------------------------------------------------------------------------------------------
   Net Increase in Class B Shares Outstanding                187                 503                 131                 552
----------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

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        Institutional Fund, Inc.
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                     EMERGING GROWTH PORTFOLIO                EQUITY GROWTH PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------

                                                SIX MONTHS ENDED                        SIX MONTHS ENDED
                                                   JUNE 30, 1998          YEAR ENDED       JUNE 30, 1998          YEAR ENDED
                                                     (UNAUDITED)   DECEMBER 31, 1997         (UNAUDITED)   DECEMBER 31, 1997
                                                           (000)               (000)               (000)               (000)
----------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income (Loss)                         $     779           $    (535)         $    1,013           $   1,774
  Net Realized Gain                                       14,071              21,271              73,550              86,366
  Change in Unrealized Appreciation
    (Depreciation)                                        (2,939)            (14,435)             25,773              49,579
----------------------------------------------------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from
    Operations                                            11,911               6,301             100,336             137,719
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
  CLASS A:
  Net Investment Income                                       --                  --                  --              (1,761)
  In Excess of Net Investment Income                          --                  --                  --                  (8)
  Net Realized Gain                                           --             (30,771)                 --             (76,181)
  CLASS B:
  Net Investment Income                                       --                  --                  --                 (15)
  Net Realized Gain                                           --                (667)                 --              (3,225)
----------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                         --             (31,438)                 --             (81,190)
----------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
  CLASS A:
  Subscribed                                              23,253              37,367             206,651             246,368
  Distributions Reinvested                                    --              30,552                  --              74,499
  Redeemed                                               (22,376)            (48,345)           (106,622)           (138,539)
  CLASS B:
  Subscribed                                                 804                 599              36,581              26,409
  Distributions Reinvested                                    --                 651                  --               2,614
  Redeemed                                                  (915)             (3,387)             (8,162)             (6,413)
----------------------------------------------------------------------------------------------------------------------------
  Net Increase in Capital Share Transactions                 766              17,437             128,448             204,938
----------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                 12,677              (7,700)            228,784             261,467
NET ASSETS:
  Beginning of Period                                     59,090              66,790             619,668             358,201
----------------------------------------------------------------------------------------------------------------------------
  End of Period                                        $  71,767           $  59,090          $  848,452           $ 619,668
----------------------------------------------------------------------------------------------------------------------------
  Undistributed (distribution in excess of)
    net investment income (accumulated net
    investment loss) included in end of
    period net assets                                  $     775           $      (4)         $    1,005           $      (8)
----------------------------------------------------------------------------------------------------------------------------
(1) CAPITAL SHARE TRANSACTIONS:
   CLASS A:
   Shares Subscribed                                       2,759               3,007              10,933              14,949
   Shares Issued on Distributions Reinvested                  --               3,708                  --               4,569
   Shares Redeemed                                        (2,604)             (3,885)             (5,706)             (8,169)
----------------------------------------------------------------------------------------------------------------------------
   Net Increase in Class A Shares Outstanding                155               2,830               5,227              11,349
----------------------------------------------------------------------------------------------------------------------------
   CLASS B:
   Shares Subscribed                                          93                  46               1,937               1,507
   Shares Issued on Distributions Reinvested                  --                  81                  --                 161
   Shares Redeemed                                          (108)               (252)               (439)               (387)
----------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Class B Shares
     Outstanding                                             (15)               (125)              1,498               1,281
----------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

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        Institutional Fund, Inc.
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                 SMALL CAP VALUE EQUITY PORTFOLIO               TECHNOLOGY PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------

                                                SIX MONTHS ENDED                        SIX MONTHS ENDED
                                                   JUNE 30, 1998          YEAR ENDED       JUNE 30, 1998           YEAR ENDED
                                                     (UNAUDITED)   DECEMBER 31, 1997         (UNAUDITED)    DECEMBER 31, 1997
                                                           (000)               (000)               (000)                (000)
-----------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income (Loss)                       $        24         $       165           $    (128)           $    (207)
  Net Realized Gain                                        4,090               9,674               1,680                3,396
  Change in Unrealized Appreciation
    (Depreciation)                                          (230)                125               3,883                 (287)
-----------------------------------------------------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from
    Operations                                             3,884               9,964               5,435                2,902
-----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
  CLASS A:
  Net Investment Income                                       --                (176)                 --                 (525)
  In Excess of Net Investment Income                          --                  (5)                 --                   --
  Net Realized Gain                                           --              (7,678)                 --               (2,563)
  In Excess of Net Realized Gain                              --                  --                  --               (1,988)
  Return of Capital                                           --                  --                  --                 (524)
  CLASS B:
  Net Investment Income                                       --                 (11)                 --                  (34)
  In Excess of Net Investment Income                          --                  (1)                 --                   --
  Net Realized Gain                                           --              (1,619)                 --                 (176)
  In Excess of Net Realized Gain                              --                  --                  --                 (137)
  Return of Capital                                           --                  --                  --                  (34)
-----------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                         --              (9,490)                 --               (5,981)
-----------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
  CLASS A:
  Subscribed                                              15,899              27,220               9,706               42,885
  Distributions Reinvested                                    --               7,254                  --                4,506
  Redeemed                                               (12,292)            (23,846)            (15,113)             (16,063)
  CLASS B:
  Subscribed                                               1,550               7,628                 500                1,986
  Distributions Reinvested                                    --               1,508                  --                  364
  Redeemed                                                (2,548)             (2,762)             (1,853)              (1,499)
-----------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Capital Share
    Transactions                                           2,609              17,002              (6,760)              32,179
-----------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                  6,493              17,476              (1,325)              29,100
NET ASSETS:
  Beginning of Period                                     43,135              25,659              34,182                5,082
-----------------------------------------------------------------------------------------------------------------------------
  End of Period                                      $    49,628         $    43,135           $  32,857            $  34,182
-----------------------------------------------------------------------------------------------------------------------------
  Undistributed (distribution in excess of)
    net investment income (accumulated net
    investment loss) included in end of
    period net assets                                $        18         $        (6)          $    (249)           $    (121)
-----------------------------------------------------------------------------------------------------------------------------
(1) CAPITAL SHARE TRANSACTIONS:
   CLASS A:
   Shares Subscribed                                       1,353               2,198                 741                3,154
   Shares Issued on Distributions Reinvested                  --                 664                  --                  407
   Shares Redeemed                                        (1,045)             (1,895)             (1,232)              (1,187)
-----------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Class A Shares
     Outstanding                                             308                 967                (491)               2,374
-----------------------------------------------------------------------------------------------------------------------------
   CLASS B:
   Shares Subscribed                                         130                 586                  38                  139
   Shares Issued on Distributions Reinvested                  --                 139                  --                   33
   Shares Redeemed                                          (213)               (209)               (153)                (107)
-----------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Class B Shares
     Outstanding                                             (83)                516                (115)                  65
-----------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

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        Institutional Fund, Inc.
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                     U.S. EQUITY PLUS PORTFOLIO                U.S. REAL ESTATE PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------

                                                 SIX MONTHS ENDED          PERIOD FROM     SIX MONTHS ENDED
                                                    JUNE 30, 1998    JULY 31, 1997* TO        JUNE 30, 1998           YEAR ENDED
                                                      (UNAUDITED)    DECEMBER 31, 1997          (UNAUDITED)    DECEMBER 31, 1997
                                                            (000)                (000)                (000)                (000)
--------------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                 $     128            $     110           $    5,277           $    8,535
  Net Realized Gain                                         2,503                   66               10,008               51,774
  Change in Unrealized Appreciation
    (Depreciation)                                          1,010                  599              (34,971)              15,491
--------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets
    Resulting from Operations                               3,641                  775              (19,686)              75,800
--------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
  CLASS A:
  Net Investment Income                                        --                 (106)              (2,023)              (8,137)
  Net Realized Gain                                            --                  (55)                  --              (43,130)
  In Excess of Net Realized Gain                               --                   --                   --               (5,201)
  CLASS B:
  Net Investment Income                                        --                   (1)                (118)                (358)
  Net Realized Gain                                            --                   --                   --               (2,418)
  In Excess of Net Realized Gain                               --                   --                   --                 (292)
--------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                          --                 (162)              (2,141)             (59,536)
--------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
  CLASS A:
  Subscribed                                                9,877               20,231               82,572              202,155
  Distributions Reinvested                                     --                   71                1,669               51,583
  Redeemed                                                 (2,858)                  --              (95,287)            (118,383)
  CLASS B:
  Subscribed                                                1,529                  100                6,359               18,735
  Distributions Reinvested                                     --                    1                  107                2,799
  Redeemed                                                   (563)                  --               (7,726)              (9,475)
--------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Capital Share
    Transactions                                            7,985               20,403              (12,306)             147,414
--------------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                  11,626               21,016              (34,133)             163,678
NET ASSETS:
  Beginning of Period                                      21,016                   --              382,780              219,102
--------------------------------------------------------------------------------------------------------------------------------
  End of Period                                         $  32,642            $  21,016           $  348,647           $  382,780
--------------------------------------------------------------------------------------------------------------------------------
  Undistributed net investment income
    included in end of period net assets                $     131            $       3           $    3,174           $       38
--------------------------------------------------------------------------------------------------------------------------------
(1) CAPITAL SHARE TRANSACTIONS:
   CLASS A:
   Shares Subscribed                                          879                2,022                5,538               13,083
   Shares Issued on Distributions Reinvested                   --                    7                  110                3,430
   Shares Redeemed                                           (248)                  --               (6,389)              (7,604)
--------------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Class A Shares
     Outstanding                                              631                2,029                 (741)               8,909
--------------------------------------------------------------------------------------------------------------------------------
   CLASS B:
   Shares Subscribed                                          135                   10                  450                1,205
   Shares Issued on Distributions Reinvested                   --                   --                    7                  187
   Shares Redeemed                                            (49)                  --                 (540)                (614)
--------------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Class B Shares
     Outstanding                                               86                   10                  (83)                 778

--------------------------------------------------------------------------------

*    Commencement of operations

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

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        Institutional Fund, Inc.
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                      VALUE EQUITY PORTFOLIO                     BALANCED PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------

                                                SIX MONTHS ENDED                        SIX MONTHS ENDED
                                                   JUNE 30, 1998          YEAR ENDED       JUNE 30, 1998           YEAR ENDED
                                                     (UNAUDITED)   DECEMBER 31, 1997         (UNAUDITED)    DECEMBER 31, 1997
                                                           (000)               (000)               (000)                (000)
-----------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                              $       730         $     2,199           $      90            $     240
  Net Realized Gain                                       15,127              20,470                 439                  855
  Change in Unrealized Appreciation
    (Depreciation)                                        (6,340)              3,672                (166)                 (66)
-----------------------------------------------------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from
    Operations                                             9,517              26,341                 363                1,029
-----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
  CLASS A:
  Net Investment Income                                     (410)             (2,134)                (40)                (205)
  In Excess of Net Investment Income                          --                  --                  --                   (1)
  Net Realized Gain                                           --             (19,817)                 --                 (876)
  CLASS B:
  Net Investment Income                                      (10)                (40)                 (4)                 (37)
  Net Realized Gain                                           --                (509)                 --                 (138)
-----------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                       (420)            (22,500)                (44)              (1,257)
-----------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
  CLASS A:
  Subscribed                                              28,590              26,077                 292                1,474
  Distributions Reinvested                                    --              19,651                  38                1,007
  Redeemed                                               (26,712)            (69,683)               (263)              (3,632)
  CLASS B:
  Subscribed                                                 922               1,386                  --                   --
  Distributions Reinvested                                    --                 480                   5                  173
  Redeemed                                                  (934)             (2,135)               (422)              (1,756)
-----------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Capital Share
    Transactions                                           1,866             (24,224)               (350)              (2,734)
-----------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                 10,963             (20,383)                (31)              (2,962)
NET ASSETS:
  Beginning of Period                                     88,300             108,683               5,227                8,189
-----------------------------------------------------------------------------------------------------------------------------
  End of Period                                      $    99,263         $    88,300           $   5,196            $   5,227
-----------------------------------------------------------------------------------------------------------------------------
  Undistributed (distribution in excess of)
    net investment income included in end of
    period net assets                                $       342         $        32           $      45            $      (1)
-----------------------------------------------------------------------------------------------------------------------------
(1) CAPITAL SHARE TRANSACTIONS:
   CLASS A:
   Shares Subscribed                                       1,934               1,781                  37                  175
   Shares Issued on Distributions Reinvested                  --               1,430                   5                  130
   Shares Redeemed                                        (1,811)             (4,530)                (34)                (427)
-----------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Class A Shares
     Outstanding                                             123              (1,319)                  8                 (122)
-----------------------------------------------------------------------------------------------------------------------------
   CLASS B:
   Shares Subscribed                                          60                  92                  --                   --
   Shares Issued on Distributions Reinvested                  --                  35                   1                   22
   Shares Redeemed                                           (62)               (146)                (53)                (208)
-----------------------------------------------------------------------------------------------------------------------------
   Net Decrease in Class B Shares Outstanding                 (2)                (19)                (52)                (186)
-----------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                   EMERGING MARKETS DEBT PORTFOLIO               FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------

                                                 SIX MONTHS ENDED                          SIX MONTHS ENDED
                                                    JUNE 30, 1998           YEAR ENDED        JUNE 30, 1998           YEAR ENDED
                                                      (UNAUDITED)    DECEMBER 31, 1997          (UNAUDITED)    DECEMBER 31, 1997
                                                            (000)                (000)                (000)                (000)
--------------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                 $   9,183            $  13,130           $    5,558           $    8,812
  Net Realized Gain (Loss)                                 (8,956)              24,939                2,951                3,117
  Change in Unrealized Appreciation
    (Depreciation)                                        (10,653)             (12,760)              (1,053)               1,672
--------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets
    Resulting from Operations                             (10,426)              25,309                7,456               13,601
--------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
  CLASS A:
  Net Investment Income                                        --              (12,240)              (4,345)              (9,164)
  In Excess of Net Investment Income                           --                   --                   --                   (6)
  Net Realized Gain                                            --              (37,926)                  --                   --
  In Excess of Net Realized Gain                               --               (1,389)                  --                   --
  Return of Capital                                            --               (1,701)                  --                   --
  CLASS B:
  Net Investment Income                                        --                 (183)                 (99)                (176)
  Net Realized Gain                                            --                 (611)                  --                   --
  In Excess of Net Realized Gain                               --                  (22)                  --                   --
  Return of Capital                                            --                  (27)                  --                   --
--------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                          --              (54,099)              (4,444)              (9,346)
--------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
  CLASS A:
  Subscribed                                               96,036               94,373               61,481               92,474
  Distributions Reinvested                                     --               45,771                3,809                7,836
  Redeemed                                                (38,727)            (121,535)             (45,708)             (52,011)
  CLASS B:
  Subscribed                                                3,232                2,314                  128                5,117
  Distributions Reinvested                                     --                  789                   58                  100
  Redeemed                                                 (1,159)              (4,654)                (888)              (1,940)
--------------------------------------------------------------------------------------------------------------------------------
  Net Increase in Capital Share Transactions               59,382               17,058               18,880               51,576
--------------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                  48,956              (11,732)              21,892               55,831
NET ASSETS:
  Beginning of Period                                     144,663              156,395              188,026              132,195
--------------------------------------------------------------------------------------------------------------------------------
  End of Period                                         $ 193,619            $ 144,663           $  209,918           $  188,026
--------------------------------------------------------------------------------------------------------------------------------
  Undistributed (distribution in excess of)
    net investment income included in end of
    period net assets                                   $   9,175            $      (8)          $    1,108           $       (6)
--------------------------------------------------------------------------------------------------------------------------------
(1) CAPITAL SHARE TRANSACTIONS:
   CLASS A:
   Shares Subscribed                                       16,086               11,924                5,607                8,608
   Shares Issued on Distributions Reinvested                   --                7,578                  348                  733
   Shares Redeemed                                         (6,662)             (14,998)              (4,165)              (4,871)
--------------------------------------------------------------------------------------------------------------------------------
   Net Increase in Class A Shares Outstanding               9,424                4,504                1,790                4,470
--------------------------------------------------------------------------------------------------------------------------------
   CLASS B:
   Shares Subscribed                                          549                  288                   12                  478
   Shares Issued on Distributions Reinvested                   --                  131                    5                    9
   Shares Redeemed                                           (195)                (588)                 (81)                (182)
--------------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Class B Shares
     Outstanding                                              354                 (169)                 (64)                 305
--------------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                              GLOBAL FIXED INCOME
                                                   PORTFOLIO              HIGH YIELD PORTFOLIO       MUNICIPAL BOND PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------------

                                             SIX MONTHS                   SIX MONTHS                   SIX MONTHS
                                                  ENDED    YEAR ENDED          ENDED    YEAR ENDED          ENDED    YEAR ENDED
                                          JUNE 30, 1998  DECEMBER 31,  JUNE 30, 1998  DECEMBER 31,  JUNE 30, 1998  DECEMBER 31,
                                            (UNAUDITED)          1997    (UNAUDITED)          1997    (UNAUDITED)          1997
                                                  (000)         (000)          (000)         (000)          (000)         (000)
-------------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                   $       1,762  $      4,690  $       6,995  $     10,245  $       1,180  $      2,406
  Net Realized Gain (Loss)                         (859)       (1,879)         3,011         4,846            388            27
  Change in Unrealized Appreciation
    (Depreciation)                                1,582        (2,788)        (4,263)        1,740           (415)        1,474
-------------------------------------------------------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting
    from Operations                               2,485            23          5,743        16,831          1,153         3,907
-------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
  CLASS A:
  Net Investment Income                            (793)       (2,512)        (5,106)       (9,705)          (950)       (2,404)
  In Excess of Net Investment Income                 --            --             --            --             --            (1)
  Net Realized Gain                                  --            --             --            --             --           (21)
  In Excess of Net Realized Gain                     --            --             --            --             --            (1)
  CLASS B:
  Net Investment Income                              (4)          (14)          (280)         (466)            --            --
-------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                              (797)       (2,526)        (5,386)      (10,171)          (950)       (2,427)
-------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
  CLASS A:
  Subscribed                                      2,978        18,508        117,237        93,559          8,114        32,474
  Distributions Reinvested                          716         2,096          4,270         7,844            918         2,356
  Redeemed                                      (24,568)      (46,384)       (57,700)      (90,405)       (24,090)      (15,996)
  CLASS B:
  Subscribed                                         --           257         11,091         7,925             --             4
  Distributions Reinvested                            4            13            256           369             --            --
  Redeemed                                          (48)       (1,433)        (8,078)       (7,061)            --           (73)
-------------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Capital
    Share Transactions                          (20,918)      (26,943)        67,076        12,231        (15,058)       18,765
-------------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net
    Assets                                      (19,230)      (29,446)        67,433        18,891        (14,855)       20,245
NET ASSETS:
  Beginning of Period                            85,001       114,447        120,219       101,328         60,541        40,296
-------------------------------------------------------------------------------------------------------------------------------
  End of Period                           $      65,771  $     85,001  $     187,652  $    120,219  $      45,686  $     60,541
-------------------------------------------------------------------------------------------------------------------------------
  Undistributed (distribution in excess
    of) net investment income included
    in end of period net assets           $       1,288  $        323  $       1,699  $         90  $         229  $         (1)
-------------------------------------------------------------------------------------------------------------------------------
(1) CAPITAL SHARE TRANSACTIONS:
   CLASS A:
   Shares Subscribed                                263         1,676          9,961         8,260            771         3,162
   Shares Issued on Distributions
     Reinvested                                      64           192            362           693             87           228
   Shares Redeemed                               (2,176)       (4,264)        (4,902)       (7,958)        (2,285)       (1,554)
-------------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Class A
     Shares Outstanding                          (1,849)       (2,396)         5,421           995         (1,427)        1,836
-------------------------------------------------------------------------------------------------------------------------------
   CLASS B:
   Shares Subscribed                                 --            24            948           697             --            --
   Shares Issued on Distributions
     Reinvested                                      --             1             22            32             --            --
   Shares Redeemed                                   (4)         (130)          (689)         (625)            --            (7)
-------------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Class B
     Shares Outstanding                              (4)         (105)           281           104             --            (7)
-------------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                              MUNICIPAL MONEY MARKET
                                             MONEY MARKET PORTFOLIO                 PORTFOLIO
--------------------------------------------------------------------------------------------------------

                                             SIX MONTHS                       SIX MONTHS
                                                  ENDED      YEAR ENDED            ENDED      YEAR ENDED
                                          JUNE 30, 1998    DECEMBER 31,    JUNE 30, 1998    DECEMBER 31,
                                            (UNAUDITED)            1997      (UNAUDITED)            1997
                                                  (000)           (000)            (000)           (000)
--------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                  $       41,975   $      69,467   $       13,774   $      23,167
  Net Realized Gain (Loss)                           (3)             71              (30)              9
--------------------------------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting
    from Operations                              41,972          69,538           13,744          23,176
--------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
  Net Investment Income                         (41,975)        (69,467)         (13,774)        (23,167)
--------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
  Subscribed                                  6,003,814      13,470,057        4,110,692       6,575,839
  Distributions Reinvested                       39,785          63,629           13,330          22,255
  Redeemed                                   (5,919,390)    (13,312,180)      (3,944,173)     (6,514,906)
--------------------------------------------------------------------------------------------------------
  Net Increase in Capital Share
    Transactions                                124,209         221,506          179,849          83,188
--------------------------------------------------------------------------------------------------------
  Total Increase in Net Assets                  124,206         221,577          179,819          83,197
NET ASSETS:
  Beginning of Period                         1,506,210       1,284,633          804,607         721,410
--------------------------------------------------------------------------------------------------------
  End of Period                          $    1,630,416   $   1,506,210   $      984,426   $     804,607
--------------------------------------------------------------------------------------------------------
(1) CAPITAL SHARE TRANSACTIONS:
   CLASS A:
   Shares Subscribed                          6,003,814      13,470,057        4,110,692       6,575,839
   Shares Issued on Distributions
     Reinvested                                  39,785          63,629           13,330          22,255
   Shares Redeemed                           (5,919,390)    (13,312,180)      (3,944,173)     (6,514,906)
--------------------------------------------------------------------------------------------------------
   Net Increase in Class A Shares
     Outstanding                                124,209         221,506          179,849          83,188
--------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

STATEMENT OF CASH FLOWS
--------------------------------------------------------------------------------
EMERGING MARKETS DEBT PORTFOLIO
--------------------------------------------------------------------------------

                                          SIX MONTHS ENDED
                                             JUNE 30, 1998
                                               (UNAUDITED)
                                                     (000)
----------------------------------------------------------

CASH FLOWS FROM INVESTING AND OPERATING
  ACTIVITIES:
  Proceeds from Sales of Investments     $         425,816
  Purchases of Investments                        (494,207)
  Net Increase in Short Term
    Investments                                     (1,614)
  Net Realized Gain for Foreign
    Currency Transactions                               73
  Interest Income                                    8,376
  Interest Expense Paid                               (663)
  Operating Expenses Paid                           (1,032)
----------------------------------------------------------
    Net Cash Provided by Investing and
     Operating Activities                          (63,251)
----------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Cash Paid for Reverse Repurchase
    Agreements                                      10,983
  Net Portfolio Share Transactions                  58,327
----------------------------------------------------------
    Net Cash Used for Financing
     Activities                                     69,310
----------------------------------------------------------
    Net Increase in Cash                             6,059
CASH AT BEGINNING OF YEAR                             (154)
----------------------------------------------------------
CASH AT END OF YEAR                      $           5,905
----------------------------------------------------------
----------------------------------------------------------
RECONCILIATION OF NET INVESTMENT INCOME
  TO NET CASH
  PROVIDED BY INVESTING AND OPERATING
  ACTIVITIES:
  Net Investment Income                  $           9,183
  Proceeds from Sale of Investments                425,816
  Purchase of Investments                         (494,207)
  Net Increase in Short Term
    Investments                                     (1,614)
  Net Realized Gain for Foreign
    Currency Transactions                               73
  Net Increase in Receivables
    Pertaining to Investing and
    Operating Activities                            (1,183)
  Net Increase in Payables Pertaining
    to Investing and Operating
    Activities                                         133
  (Accretion)/Amortization of
    Premium/Discount                                (1,452)
----------------------------------------------------------
    Net Cash Provided by Investing and
     Operating Activities                $         (63,251)
----------------------------------------------------------
----------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
--------------------------------------------------------------------------------
ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO

--------------------------------------------------------------------------------

                                                                                    CLASS A
                                                    -----------------------------------------------------------------------
                                                       SIX MONTHS
                                                            ENDED
                                                         JUNE 30,                  YEAR ENDED DECEMBER 31,
                                                           1998++  --------------------------------------------------------
                                                      (UNAUDITED)        1997++          1996      1995      1994      1993
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $       10.39  $      11.44  $      11.63  $  11.65  $  12.21  $   9.59
                                                           ------        ------        ------  --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (1)                                  0.17          0.18          0.24      0.17      0.19      0.13
  Net Realized and Unrealized Gain(Loss) on
    Investments                                              1.78          0.80          0.88      1.00     (0.25)     2.75
                                                           ------        ------        ------  --------  --------  --------
    Total from Investment Operations                         1.95          0.98          1.12      1.17     (0.06)     2.88
                                                           ------        ------        ------  --------  --------  --------
DISTRIBUTIONS
  Net Investment Income                                        --         (0.83)        (0.81)    (0.25)    (0.14)    (0.09)
  In Excess of Net Investment Income                           --         (0.02)        (0.02)    (0.10)       --     (0.08)
  Net Realized Gain                                            --         (1.18)        (0.48)    (0.84)    (0.36)       --
  In Excess of Net Realized Gain                               --            --            --        --        --     (0.09)
                                                           ------        ------        ------  --------  --------  --------
    Total Distributions                                        --         (2.03)        (1.31)    (1.19)    (0.50)    (0.26)
                                                           ------        ------        ------  --------  --------  --------
NET ASSET VALUE, END OF PERIOD                             $12.34        $10.39        $11.44    $11.63    $11.65    $12.21
                                                           ------        ------        ------  --------  --------  --------
                                                           ------        ------        ------  --------  --------  --------
TOTAL RETURN                                                18.77%         8.61%         9.71%    10.57%    (0.52)%    30.72%
                                                           ------        ------        ------  --------  --------  --------
                                                           ------        ------        ------  --------  --------  --------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                    $256,665      $138,667      $183,193  $170,663  $182,977  $150,854
Ratio of Expenses to Average Net Assets (1)                  0.80%**         0.80%         0.80%     0.80%     0.80%     0.80%
Ratio of Net Investment Income to Average Net
  Assets (1)                                                 2.84%**         1.47%         1.22%     1.26%     1.43%     1.29%
Portfolio Turnover Rate                                        36%           49%           65%       72%       51%       53%
---------------
(1) Effect of voluntary expense limitation during
   the period:
     Per share benefit to net investment income             $0.01         $0.03         $0.03     $0.05     $0.03     $0.05
   Ratios before expense limitation:
     Expenses to Average Net Assets                          1.02%**         1.10%         1.09%     1.18%     1.00%     1.33%
     Net Investment Income to Average Net Assets             2.62%**         1.18%         0.94%     0.88%     1.23%     0.76%
---------------------------------------------------------------------------------------------------------------------------

                                                                     CLASS B
                                                    -----------------------------------------
                                                       SIX MONTHS                 PERIOD FROM
                                                            ENDED                  JANUARY 2,
                                                         JUNE 30,    YEAR ENDED    1996*** TO
                                                           1998++  DECEMBER 31,  DECEMBER 31,
                                                      (UNAUDITED)        1997++          1996
---------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $10.48        $11.44        $11.66
                                                           ------        ------        ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (2)                                  0.17          0.08          0.06
  Net Realized and Unrealized Gain on Investments            1.79          0.87          1.00
                                                           ------        ------        ------
    Total from Investment Operations                         1.96          0.95          1.06
                                                           ------        ------        ------
DISTRIBUTIONS
  Net Investment Income                                        --         (0.71)        (0.78)
  In Excess of Net Investment Income                           --         (0.02)        (0.02)
  Net Realized Gain                                            --         (1.18)        (0.48)
                                                           ------        ------        ------
    Total Distributions                                        --         (1.91)        (1.28)
                                                           ------        ------        ------
NET ASSET VALUE, END OF PERIOD                             $12.44        $10.48        $11.44
                                                           ------        ------        ------
                                                           ------        ------        ------
TOTAL RETURN                                                18.70%         8.35%         9.22%
                                                           ------        ------        ------
                                                           ------        ------        ------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)               $         526  $         14  $        633
Ratio of Expenses to Average Net Assets (2)                  1.05%**         1.05%         1.05%**
Ratio of Net Investment Income to Average Net
  Assets (2)                                                 2.82%**         0.71%         1.09%**
Portfolio Turnover Rate                                        36%           49%           65%
---------------
(2) Effect of voluntary expense limitation during the period:
     Per share benefit to net investment income             $0.02         $0.03         $0.02
   Ratios before expense limitation:
     Expenses to Average Net Assets                          1.27%**         1.32%         1.33%**
     Net Investment Income to Average Net Assets             2.60%**         0.45%         0.82%**

--------------------------------------------------------------------------------

 **  Annualized
***  The Portfolio began offering Class B Shares on January 2, 1996.
 ++  Per share amounts are based on average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
--------------------------------------------------------------------------------
ASIAN EQUITY PORTFOLIO

--------------------------------------------------------------------------------

                                                                                    CLASS A
                                                    -----------------------------------------------------------------------
                                                       SIX MONTHS
                                                            ENDED
                                                         JUNE 30,                  YEAR ENDED DECEMBER 31,
                                                             1998  --------------------------------------------------------
                                                      (UNAUDITED)          1997          1996      1995      1994      1993
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $        9.43  $      18.73  $      19.48  $  21.54  $  26.20  $  13.11
                                                           ------        ------        ------  --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (1)                                  0.11          0.14          0.17      0.18      0.11      0.10
  Net Realized and Unrealized Gain (Loss) on
    Investments                                             (2.41)        (8.93)         0.50      1.11     (4.15)    13.38
                                                           ------        ------        ------  --------  --------  --------
    Total from Investment Operations                        (2.30)        (8.79)         0.67      1.29     (4.04)    13.48
                                                           ------        ------        ------  --------  --------  --------
DISTRIBUTIONS
  Net Investment Income                                        --         (0.00)+        (0.15)    (0.34)    (0.09)    (0.01)
  In Excess of Net Investment Income                           --            --         (0.00)+    (0.00)+       --    (0.13)
  Net Realized Gain                                            --            --         (1.27)    (3.01)    (0.53)    (0.12)
  In Excess of Net Realized Gain                               --         (0.51)           --        --        --     (0.13)
                                                           ------        ------        ------  --------  --------  --------
    Total Distributions                                        --         (0.51)        (1.42)    (3.35)    (0.62)    (0.39)
                                                           ------        ------        ------  --------  --------  --------
NET ASSET VALUE, END OF PERIOD                      $        7.13  $       9.43  $      18.73  $  19.48  $  21.54  $  26.20
                                                           ------        ------        ------  --------  --------  --------
                                                           ------        ------        ------  --------  --------  --------
TOTAL RETURN                                               (24.39)%       (48.29)%         3.49%     6.87%   (15.81)%   105.71%
                                                           ------        ------        ------  --------  --------  --------
                                                           ------        ------        ------  --------  --------  --------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                     $58,326       $85,503      $363,498  $314,884  $276,906  $287,136
Ratio of Expenses to Average Net Assets (1)                  1.25%**         1.12%         1.00%     1.00%     1.00%     1.00%
Ratio of Expenses to Average Net Assets Excluding
  Country Tax Expense and Interest Expense                   1.00%**         1.00%          N/A      N/A      N/A       N/A
Ratio of Net Investment Income to Average Net
  Assets (1)                                                 1.48%**         0.47%         0.74%     0.97%     0.52%     0.83%
Portfolio Turnover Rate                                        73%          107%           69%       42%       47%       18%
---------------
(1) Effect of voluntary expense limitation during
   the period:
     Per share benefit to net investment income             $0.04         $0.05         $0.05     $0.03     $0.04     $0.05
   Ratios before expense limitation:
     Expenses to Average Net Assets                          1.81%**         1.31%         1.25%     1.18%     1.20%     1.38%
     Net Investment Income to Average Net Assets             0.92%**         0.29%         0.54%     0.79%     0.32%     0.45%
---------------------------------------------------------------------------------------------------------------------------

                                                                            CLASS B
                                                     ------------------------------------------------------
                                                           SIX MONTHS                           PERIOD FROM
                                                                ENDED                            JANUARY 2,
                                                             JUNE 30,         YEAR ENDED         1996*** TO
                                                                 1998       DECEMBER 31,       DECEMBER 31,
                                                          (UNAUDITED)               1997               1996
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $9.40             $18.74             $19.55
                                                               ------             ------             ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (2)                                      0.04               0.03               0.11
  Net Realized and Unrealized Gain (Loss) on
    Investments                                                 (2.32)             (8.86)              0.46
                                                               ------             ------             ------
    Total from Investment Operations                            (2.28)             (8.83)              0.57
                                                               ------             ------             ------
DISTRIBUTIONS
  Net Investment Income                                            --              (0.00)+            (0.11)
  Net Realized Gain                                                --                 --              (1.27)
  In Excess of Net Realized Gain                                   --              (0.51)                --
                                                               ------             ------             ------
    Total Distributions                                            --              (0.51)             (1.38)
                                                               ------             ------             ------
NET ASSET VALUE, END OF PERIOD                       $           7.12    $          9.40             $18.74
                                                               ------             ------             ------
                                                               ------             ------             ------
TOTAL RETURN                                                   (24.26)%           (48.48)%             2.92%
                                                               ------             ------             ------
                                                               ------             ------             ------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                          $1,278             $1,468            $11,002
Ratio of Expenses to Average Net Assets (2)                      1.50%**            1.37%              1.25%**
Ratio of Expenses to Average Net Assets Excluding
  Country Tax Expense and Interest Expense                       1.25%**            1.25%               N/A
Ratio of Net Investment Income to Average Net
  Assets (2)                                                     1.28%**            0.18%              0.58%**
Portfolio Turnover Rate                                           %73                107%               %69
---------------
(2) Effect of voluntary expense limitation during the period:
     Per share benefit to net investment income                 $0.02              $0.04              $0.04
   Ratios before expense limitation:
     Expenses to Average Net Assets                              2.06%**            1.56%              1.52%**
     Net Investment Income (Loss) to Average Net
       Assets                                                    0.72%**           (0.01)%             0.37%**

--------------------------------------------------------------------------------

 **  Annualized
***  The Portfolio began offering Class B Shares on January 2, 1996.
  +  Amount is less than $0.01 per share.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
--------------------------------------------------------------------------------
ASIAN REAL ESTATE PORTFOLIO

--------------------------------------------------------------------------------

                                                   CLASS A
                                         ----------------------------
                                         SIX MONTHS       PERIOD FROM
                                              ENDED        OCTOBER 1,
                                           JUNE 30,          1997* TO
                                               1998          DECEMBER
                                         (UNAUDITED)         31, 1997
---------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD       $   7.94          $  10.00
                                         ----------       -----------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (1)                    0.01              0.11
  Net Realized and Unrealized Loss on
    Investments                               (2.32)            (2.10)
                                         ----------       -----------
    Total from Investment Operations          (2.31)            (1.99)
                                         ----------       -----------
DISTRIBUTIONS
  Net Investment Income                          --             (0.07)
                                         ----------       -----------
    Total Distributions                          --             (0.07)
                                         ----------       -----------
NET ASSET VALUE, END OF PERIOD             $   5.63          $   7.94
                                         ----------       -----------
                                         ----------       -----------
TOTAL RETURN                                 (29.09)%          (19.92)%
                                         ----------       -----------
                                         ----------       -----------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)        $3,024            $2,385
Ratio of Expenses to Average Net Assets
  (1)                                          1.02%**           1.08%**
Ratio of Expenses to Average Net Assets
  Excluding Interest Expense                   1.00%**           1.00%**
Ratio of Net Investment Income to
  Average Net Assets (1)                       2.40%**           5.21%**
Portfolio Turnover Rate                         141%               38%
---------------
(1) Effect of voluntary expense
   limitation during the period:
     Per share benefit to net
      investment income                       $0.01             $0.25
   Ratios before expense limitation:
     Expenses to Average Net Assets            3.72%**          12.95%**
     Net Investment Loss to Average Net
      Assets                                  (0.30)%**         (6.66)%**
---------------------------------------------------------------------

                                                   CLASS B
                                         ----------------------------
                                         SIX MONTHS       PERIOD FROM
                                              ENDED        OCTOBER 1,
                                           JUNE 30,          1997* TO
                                               1998          DECEMBER
                                         (UNAUDITED)         31, 1997
---------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $8.03            $10.00
                                         ----------       -----------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (2)                    0.04                --
  Net Realized and Unrealized Loss on
    Investments                               (2.41)            (1.97)
                                         ----------       -----------
    Total from Investment Operations          (2.37)            (1.97)
                                         ----------       -----------
NET ASSET VALUE, END OF PERIOD             $   5.66          $   8.03
                                         ----------       -----------
                                         ----------       -----------
TOTAL RETURN                                 (29.51)%          (19.70)%
                                         ----------       -----------
                                         ----------       -----------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)      $    263          $      0+
Ratio of Expenses to Average Net Assets
  (2)                                          1.27%**           1.18%**
Ratio of Expenses to Average Net Assets
  Excluding Interest Expense                   1.25%**        N/A
Ratio of Net Investment Income to
  Average Net Assets (2)                       2.53%**           4.24%**
Portfolio Turnover Rate                         141%               38%
---------------
(2) Effect of voluntary expense limitation during the period:
     Per share benefit to net
      investment income                       $0.02               N/A
   Ratios before expense limitation:
     Expenses to Average Net Assets            2.26%**            N/A
     Net Investment Income to Average
      Net Assets                               1.54%**            N/A

--------------------------------------------------------------------------------

  *  Commencement of operations
 **  Annualized
  +  Amount is less than $500.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
--------------------------------------------------------------------------------
EMERGING MARKETS PORTFOLIO

--------------------------------------------------------------------------------

                                                                            CLASS A
                                     -------------------------------------------------------------------------------------
                                         SIX MONTHS
                                              ENDED                           YEAR ENDED DECEMBER 31,
                                      JUNE 30, 1998      -----------------------------------------------------------------
                                        (UNAUDITED)             1997           1996         1995         1994         1993
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD                                     $12.97           $14.66         $13.14       $16.30       $19.00       $10.22
                                             ------      -----------    -----------    ---------    ---------    ---------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (1)             0.07             0.07           0.09         0.08        (0.04)       (0.01)
  Net Realized and Unrealized Gain
    (Loss) on Investments                     (1.94)           (0.29)          1.51        (2.05)       (1.69)        8.79
                                             ------      -----------    -----------    ---------    ---------    ---------
    Total from Investment
      Operations                              (1.87)           (0.22)          1.60        (1.97)       (1.73)        8.78
                                             ------      -----------    -----------    ---------    ---------    ---------
DISTRIBUTIONS
  Net Investment Income                          --            (0.07)         (0.08)       (0.06)          --           --
  In Excess of Net Investment
    Income                                       --            (0.07)            --           --           --           --
  Net Realized Gain                              --            (0.69)            --        (1.13)       (0.97)          --
  In Excess of Net Realized Gain                 --            (0.64)            --           --           --           --
                                             ------      -----------    -----------    ---------    ---------    ---------
    Total Distributions                          --            (1.47)         (0.08)       (1.19)       (0.97)          --
                                             ------      -----------    -----------    ---------    ---------    ---------
NET ASSET VALUE, END OF PERIOD               $11.10           $12.97         $14.66       $13.14       $16.30       $19.00
                                             ------      -----------    -----------    ---------    ---------    ---------
                                             ------      -----------    -----------    ---------    ---------    ---------
TOTAL RETURN                                 (14.42)%          (1.03)%        12.19%      (12.77)%      (9.63)%      85.91%
                                             ------      -----------    -----------    ---------    ---------    ---------
                                             ------      -----------    -----------    ---------    ---------    ---------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period
  (Thousands)                            $1,331,023       $1,501,386     $1,304,006     $876,591     $929,638     $735,352
Ratio of Expenses to Average Net
  Assets (1)                                   1.78%**          1.75%          1.74%        1.72%        1.75%        1.75%
Ratio of Expenses to Average Net
  Assets Excluding Country
  Tax Expense and Interest Expense             1.75%**           N/A            N/A          N/A          N/A          N/A
Ratio of Net Investment Income
  (Loss) to Average Net Assets (1)             1.07%**          0.40%          0.69%        0.60%       (0.26)%      (0.06)%
Portfolio Turnover Rate                          38%              90%            55%          54%          32%          52%
---------------
(1) Effect of voluntary expense limitation during the period:
    Per share benefit to net
     investment loss                            N/A              N/A            N/A          N/A          N/A        $0.01
   Ratios before expense
     limitation:
    Expenses to Average Net Assets              N/A              N/A            N/A          N/A          N/A         1.79%
    Net Investment Loss to Average
      Net Assets                                N/A              N/A            N/A          N/A          N/A        (0.10)%
--------------------------------------------------------------------------------------------------------------------------

                                                           CLASS B
                                         --------------------------------------------
                                                                          PERIOD FROM
                                           SIX MONTHS                      JANUARY 2,
                                                ENDED       YEAR ENDED     1996*** TO
                                             JUNE 30,         DECEMBER       DECEMBER
                                                 1998              31,            31,
                                          (UNAUDITED)             1997           1996
-------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $12.98           $14.66         $13.25
                                               ------      -----------    -----------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                          0.02             0.02           0.04
  Net Realized and Unrealized Gain
    (Loss) on Investments                       (1.90)           (0.28)          1.42
                                               ------      -----------    -----------
    Total from Investment Operations            (1.88)           (0.26)          1.46
                                               ------      -----------    -----------
DISTRIBUTIONS
  Net Investment Income                            --            (0.05)         (0.05)
  In Excess of Net Investment Income               --            (0.04)            --
  Net Realized Gain                                --            (0.69)            --
  In Excess of Net Realized Gain                   --            (0.64)            --
                                               ------      -----------    -----------
    Total Distributions                            --            (1.42)         (0.05)
                                               ------      -----------    -----------
NET ASSET VALUE, END OF PERIOD              $   11.10         $  12.98      $   14.66
                                               ------      -----------    -----------
                                               ------      -----------    -----------
TOTAL RETURN                                   (14.48)%          (1.31)%        11.04%
                                               ------      -----------    -----------
                                               ------      -----------    -----------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)         $11,661           $9,666        $14,213
Ratio of Expenses to Average Net Assets          2.03%**          2.00%          1.99%**
Ratio of Expenses to Average Net Assets
  Excluding Country
  Tax Expense and Interest Expense               2.00%**           N/A            N/A
Ratio of Net Investment Income to
  Average Net Assets                             0.84%**          0.11%          0.33%**
Portfolio Turnover Rate                            38%              90%            55%

--------------------------------------------------------------------------------

**   Annualized
***  The Portfolio began offering Class B Shares on January 2, 1996.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
--------------------------------------------------------------------------------
EUROPEAN EQUITY PORTFOLIO

--------------------------------------------------------------------------------

                                                                        CLASS A
                                ----------------------------------------------------------------------------------------
                                                                                                             PERIOD FROM
                                 SIX MONTHS                                                                     APRIL 2,
                                      ENDED                            YEAR ENDED                                  1993*
                                   JUNE 30,                           DECEMBER 31,                           TO DECEMBER
                                       1998      ------------------------------------------------------              31,
                                (UNAUDITED)             1997           1996          1995          1994             1993
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD                             $17.96           $16.70         $13.92        $13.94        $12.91           $10.00
                                -----------      -----------    -----------    ----------    ----------           ------
INCOME FROM INVESTMENT
 OPERATIONS
  Net Investment Income (1)            0.25             0.39           0.24          0.14          0.08             0.08
  Net Realized and Unrealized
    Gain on Investments                4.14             2.58           2.85          1.37          1.29             2.83
                                -----------      -----------    -----------    ----------    ----------           ------
      Total from Investment
    Operations                         4.39             2.97           3.09          1.51          1.37             2.91
                                -----------      -----------    -----------    ----------    ----------           ------
DISTRIBUTIONS
  Net Investment Income                  --            (0.37)         (0.25)        (0.15)        (0.09)              --
  In Excess of Net Investment
    Income                               --               --          (0.02)           --            --               --
  Net Realized Gain                      --            (1.34)         (0.04)        (1.38)        (0.25)              --
                                -----------      -----------    -----------    ----------    ----------           ------
      Total Distributions                --            (1.71)         (0.31)        (1.53)        (0.34)              --
                                -----------      -----------    -----------    ----------    ----------           ------
NET ASSET VALUE, END OF PERIOD   $    22.35       $    17.96     $    16.70     $   13.92     $   13.94        $   12.91
                                -----------      -----------    -----------    ----------    ----------           ------
                                -----------      -----------    -----------    ----------    ----------           ------
TOTAL RETURN                          24.44%           17.88%         22.29%        11.85%        10.88%           29.10%
                                -----------      -----------    -----------    ----------    ----------           ------
                                -----------      -----------    -----------    ----------    ----------           ------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period
  (Thousands)                      $325,340         $242,868       $178,356       $69,583       $27,634          $12,681
Ratio of Expenses to Average
  Net Assets (1)                       1.00%**          1.00%          1.00%         1.00%         1.00%            1.00%**
Ratio of Net Investment Income
  to Average Net Assets (1)            2.58%**          1.96%          1.83%         1.37%         0.87%            1.23%**
Portfolio Turnover Rate                  36%              43%            24%           13%           79%              15%
---------------
(1) Effect of voluntary
   expense limitation during
   the period:
     Per share benefit to net
  investment income                   $0.01            $0.02          $0.02         $0.03         $0.06            $0.09
   Ratios before expense
   limitation:
     Expenses to Average Net
  Assets                               1.08%**          1.09%          1.16%         1.25%         1.62%            2.43%**
     Net Investment Income
  (Loss) to Average Net Assets         2.50%**          1.87%          1.67%         1.12%         0.25%           (0.21)%**
------------------------------------------------------------------------------------------------------------------------

                                               CLASS B
                                -------------------------------------
                                                          PERIOD FROM
                                SIX MONTHS                 JANUARY 2,
                                     ENDED   YEAR ENDED       1996***
                                  JUNE 30,     DECEMBER   TO DECEMBER
                                      1998          31,           31,
                                (UNAUDITED)        1997          1996
---------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD                            $17.94       $16.67        $14.05
                                ----------   ----------   -----------
INCOME FROM INVESTMENT
 OPERATIONS
  Net Investment Income (2)           0.24         0.28          0.18
  Net Realized and Unrealized
    Gain on Investments               4.12         2.66          2.73
                                ----------   ----------   -----------
      Total from Investment
    Operations                        4.36         2.94          2.91
                                ----------   ----------   -----------
DISTRIBUTIONS
  Net Investment Income                 --        (0.33)        (0.23)
  In Excess of Net Investment
    Income                              --           --         (0.02)
  Net Realized Gain                     --        (1.34)        (0.04)
                                ----------   ----------   -----------
      Total Distributions               --        (1.67)        (0.29)
                                ----------   ----------   -----------
NET ASSET VALUE, END OF PERIOD      $22.30       $17.94        $16.67
                                ----------   ----------   -----------
                                ----------   ----------   -----------
TOTAL RETURN                         24.30%       17.73%        20.76%
                                ----------   ----------   -----------
                                ----------   ----------   -----------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period
  (Thousands)                       $9,481       $4,654        $2,654
Ratio of Expenses to Average
  Net Assets (2)                      1.25%**       1.25%        1.25%**
Ratio of Net Investment Income
  to Average Net Assets (2)           2.50%**       1.55%        1.67%**
Portfolio Turnover Rate                 36%          43%           24%
---------------
(2) Effect of voluntary expense limitation during the
   period:
     Per share benefit to net
  investment income                  $0.01        $0.02         $0.02
   Ratios before expense
   limitation:
     Expenses to Average Net
  Assets                              1.33%**       1.34%        1.40%**
     Net Investment Income
  (Loss) to Average Net Assets        2.42%**       1.46%        1.52%***

--------------------------------------------------------------------------------

  *  Commencement of Operations
 **  Annualized
***  The Portfolio began offering Class B Shares on January 2, 1996.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
--------------------------------------------------------------------------------
EUROPEAN REAL ESTATE PORTFOLIO

--------------------------------------------------------------------------------

                                                   CLASS A
                                         ---------------------------
                                          SIX MONTHS     PERIOD FROM
                                               ENDED      OCTOBER 1,
                                            JUNE 30,        1997* TO
                                                1988    DECEMBER 31,
                                         (UNAUDITED)            1997
--------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD     $      9.52    $      10.00
                                         -----------    ------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (1)                     0.08            0.05
  Net Realized and Unrealized Gain
    (Loss) on Investments                       1.41           (0.52)
                                         -----------    ------------
    Total from Investment Operations            1.49           (0.47)
                                         -----------    ------------
DISTRIBUTIONS
  Net Investment Income                           --           (0.01)
                                         -----------    ------------
    Total Distributions                           --           (0.01)
                                         -----------    ------------
NET ASSET VALUE, END OF PERIOD           $     11.01    $       9.52
                                         -----------    ------------
                                         -----------    ------------
TOTAL RETURN                                   15.65%          (4.72)%
                                         -----------    ------------
                                         -----------    ------------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)        $47,684         $15,177
Ratio of Expenses to Average Net Assets
  (1)                                           1.04%**         1.00%**
Ratio of Expenses to Average Net Assets
  Excluding Interest Expense                    1.00%**          N/A
Ratio of Net Investment Income to
  Average Net Assets (1)                        2.36%**         2.08%**
Portfolio Turnover Rate                           51%             47%
---------------
(1) Effect of voluntary expense
   limitation during the period:
     Per share benefit to net
      investment income                        $0.02           $0.05
   Ratios before expense limitation:
     Expenses to Average Net Assets             1.62%**         3.05%**
     Net Investment Income to Average
      Net Assets                                1.78%**         0.03%**
--------------------------------------------------------------------

                                                   CLASS B
                                         ---------------------------
                                          SIX MONTHS     PERIOD FROM
                                               ENDED      OCTOBER 1,
                                            JUNE 30,        1997* TO
                                                1998    DECEMBER 31,
                                         (UNAUDITED)            1997
--------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD     $      9.52    $      10.00
                                         -----------    ------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (2)                     0.08            0.02
  Net Realized and Unrealized Gain
    (Loss) on Investments                       1.40           (0.50)
                                         -----------    ------------
    Total from Investment Operations            1.48           (0.48)
                                         -----------    ------------
NET ASSET VALUE, END OF PERIOD           $     11.00    $       9.52
                                         -----------    ------------
                                         -----------    ------------
TOTAL RETURN                                   15.55%          (4.76)%
                                         -----------    ------------
                                         -----------    ------------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)         $3,631            $789
Ratio of Expenses to Average Net Assets
  (2)                                           1.29%**         1.25%**
Ratio of Expenses to Average Net Assets
  Excluding Interest Expense                    1.25%**          N/A
Ratio of Net Investment Income to
  Average Net Assets (2)                        2.25%**         1.51%**
Portfolio Turnover Rate                           51%             47%
---------------
(2) Effect of voluntary expense limitation during the period:
     Per share benefit to net
      investment income                        $0.02           $0.03
   Ratios before expense limitation:
     Expenses to Average Net Assets             1.84%**         3.12%**
     Net Investment Income (Loss) to
      Average Net Assets                        1.70%**        (0.36)%**

--------------------------------------------------------------------------------

*    Commencement of Operations
**   Annualized

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
--------------------------------------------------------------------------------
GLOBAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------

                                                           CLASS A
                                -------------------------------------------------------------
                                   SIX MONTHS
                                        ENDED
                                     JUNE 30,              YEAR ENDED DECEMBER 31,
                                       1998++    --------------------------------------------
                                  (UNAUDITED)        1997     1996     1995     1994     1993
---------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD                        $       18.52    $  16.24  $ 14.31  $ 13.40  $ 13.87  $  9.75
                                       ------    --------  -------  -------  -------  -------
INCOME FROM INVESTMENT
 OPERATIONS
  Net Investment Income (1)              0.16        0.21     0.23     0.18     0.08     0.08
  Net Realized and Unrealized
    Gain on Investments                  2.44        3.61     3.02     2.26     0.79     4.18
                                       ------    --------  -------  -------  -------  -------
    Total from Investment
      Operations                         2.60        3.82     3.25     2.44     0.87     4.26
                                       ------    --------  -------  -------  -------  -------
DISTRIBUTIONS
  Net Investment Income                    --       (0.40)   (0.23)   (0.22)   (0.12)   (0.02)
  In Excess of Net Investment
    Income                                 --          --       --       --       --    (0.03)
  Net Realized Gain                        --       (1.14)   (1.09)   (1.31)   (1.22)   (0.09)
                                       ------    --------  -------  -------  -------  -------
    Total Distributions                    --       (1.54)   (1.32)   (1.53)   (1.34)   (0.14)
                                       ------    --------  -------  -------  -------  -------
NET ASSET VALUE, END OF PERIOD         $21.12      $18.52   $16.24   $14.31   $13.40   $13.87
                                       ------    --------  -------  -------  -------  -------
                                       ------    --------  -------  -------  -------  -------
TOTAL RETURN                            14.04%      23.75%   22.83%   18.66%    6.95%   44.24%
                                       ------    --------  -------  -------  -------  -------
                                       ------    --------  -------  -------  -------  -------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period
  (Thousands)                        $196,145    $108,074  $80,297  $91,675  $78,935  $19,918
Ratio of Expenses to Average
  Net Assets (1)                         1.00%**     1.00%    1.00%    1.00%    1.00%    1.00%
Ratio of Net Investment Income
  to Average Net Assets (1)              1.57%**     1.07%    1.38%    1.17%    0.87%    0.84%
Portfolio Turnover Rate                    11%         30%      26%      28%      12%      42%
---------------
(1) Effect of voluntary
   expense limitation during
   the period:
     Per share benefit to net
       investment income                $0.01       $0.02    $0.03    $0.02    $0.02    $0.01
   Ratios before expense
     limitation:
     Expenses to Average Net
       Assets                            1.09%**     1.11%    1.15%    1.13%    1.24%    1.66%
     Net Investment Income to
       Average Net Assets                1.48%**     0.96%    1.23%    1.04%    0.63%    0.18%
---------------------------------------------------------------------------------------------

                                                  CLASS B
                                -------------------------------------------
                                   SIX MONTHS                   PERIOD FROM
                                        ENDED                    JANUARY 2,
                                     JUNE 30,      YEAR ENDED    1996*** TO
                                       1998++    DECEMBER 31,  DECEMBER 31,
                                  (UNAUDITED)            1997          1996
---------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD                        $       18.46    $      16.21  $      14.36
                                       ------          ------        ------
INCOME FROM INVESTMENT
OPERATIONS
  Net Investment Income (2)              0.13            0.16          0.13
  Net Realized and Unrealized
    Gain on Investments                  2.41            3.60          3.02
                                       ------          ------        ------
    Total from Investment
      Operations                         2.54            3.76          3.15
                                       ------          ------        ------
DISTRIBUTIONS
  Net Investment Income                    --           (0.37)        (0.21)
  Net Realized Gain                        --           (1.14)        (1.09)
                                       ------          ------        ------
    Total Distributions                    --           (1.51)        (1.30)
                                       ------          ------        ------
NET ASSET VALUE, END OF PERIOD  $       21.00    $      18.46  $      16.21
                                       ------          ------        ------
                                       ------          ------        ------
TOTAL RETURN                            13.76%          23.37%        22.04%
                                       ------          ------        ------
                                       ------          ------        ------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period
  (Thousands)                         $10,628          $5,910        $3,928
Ratio of Expenses to Average
  Net Assets (2)                         1.25%**         1.25%         1.25%**
Ratio of Net Investment Income
  to Average Net Assets (2)              1.23%**         0.80%         1.29%**
Portfolio Turnover Rate                    11%             30%           26%
---------------
(2) Effect of voluntary expense limitation during the period:
     Per share benefit to net
       investment income                $0.01           $0.02         $0.01
   Ratios before expense
     limitation:
     Expenses to Average Net
       Assets                            1.34%**         1.36%         1.39%**
     Net Investment Income to
       Average Net Assets                1.14%**         0.69%         1.15%**

--------------------------------------------------------------------------------

**   Annualized
***  The Portfolio began offering Class B Shares on January 2, 1996.
++ Per share amounts for the period ended June 30, 1998 are based on average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIO:
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------

                                                                         CLASS A
                                         -----------------------------------------------------------------------
                                          SIX MONTHS
                                               ENDED
                                            JUNE 30,                    YEAR ENDED DECEMBER 31,
                                                1998    --------------------------------------------------------
                                         (UNAUDITED)          1997        1996        1995        1994      1993
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD     $     17.16    $    16.95  $    15.15  $    15.34  $    14.09  $   9.98
                                         -----------    ----------  ----------  ----------  ----------  --------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (1)                     0.19          0.30        0.25        0.16        0.16      0.15
  Net Realized and Unrealized Gain on
    Investments                                 2.93          2.01        2.71        1.55        1.54      4.36
                                         -----------    ----------  ----------  ----------  ----------  --------
    Total from Investment Operations            3.12          2.31        2.96        1.71        1.70      4.51
                                         -----------    ----------  ----------  ----------  ----------  --------
DISTRIBUTIONS
  Net Investment Income                           --         (0.48)      (0.36)      (0.06)      (0.18)    (0.01)
  In Excess of Net Investment Income              --            --          --          --          --     (0.13)
  Net Realized Gain                               --         (1.62)      (0.80)      (1.84)      (0.27)    (0.26)
                                         -----------    ----------  ----------  ----------  ----------  --------
    Total Distributions                           --         (2.10)      (1.16)      (1.90)      (0.45)    (0.40)
                                         -----------    ----------  ----------  ----------  ----------  --------
NET ASSET VALUE, END OF PERIOD           $     20.28    $    17.16  $    16.95  $    15.15  $    15.34  $  14.09
                                         -----------    ----------  ----------  ----------  ----------  --------
                                         -----------    ----------  ----------  ----------  ----------  --------
TOTAL RETURN                                   18.18%        13.91%      19.64%      11.77%      12.39%    46.50%
                                         -----------    ----------  ----------  ----------  ----------  --------
                                         -----------    ----------  ----------  ----------  ----------  --------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)     $3,432,750    $2,822,900  $2,264,424  $1,598,530  $1,304,770  $947,045
Ratio of Expenses to Average Net Assets
  (1)                                           1.00%**       1.00%       1.00%       1.00%       1.00%     1.00%
Ratio of Net Investment Income to
  Average Net Assets (1)                        1.90%**       1.49%       1.64%       1.38%       1.12%     1.25%
Portfolio Turnover Rate                           17%           33%         18%         27%         16%       23%
---------------
(1) Effect of voluntary expense
   limitation during the period:
     Per share benefit to net
       investment income                         N/A         $0.00+      $0.00      $0.003      $0.004     $0.01
   Ratios before expense limitation:
     Expenses to Average Net Assets              N/A          1.02%       1.02%       1.03%       1.03%     1.06%
     Net Investment Income to Average
       Net Assets                                N/A          1.47%       1.61%       1.35%       1.09%     1.19%
----------------------------------------------------------------------------------------------------------------

                                                          CLASS B
                                         ------------------------------------------
                                           SIX MONTHS                   PERIOD FROM
                                                ENDED                    JANUARY 2,
                                             JUNE 30,      YEAR ENDED    1996*** TO
                                                 1998    DECEMBER 31,  DECEMBER 31,
                                          (UNAUDITED)            1997          1996
-----------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD     $      17.13    $      16.93  $      15.24
                                               ------          ------        ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (2)                      0.17            0.23          0.23
  Net Realized and Unrealized Gain on
    Investments                                  2.93            2.02          2.59
                                               ------          ------        ------
    Total from Investment Operations             3.10            2.25          2.82
                                               ------          ------        ------
DISTRIBUTIONS
  Net Investment Income                            --           (0.43)        (0.33)
  Net Realized Gain                                --           (1.62)        (0.80)
                                               ------          ------        ------
    Total Distributions                            --           (2.05)        (1.13)
                                               ------          ------        ------
NET ASSET VALUE, END OF PERIOD           $      20.23    $      17.13  $      16.93
                                               ------          ------        ------
                                               ------          ------        ------
TOTAL RETURN                                    18.10%          13.57%        18.58%
                                               ------          ------        ------
                                               ------          ------        ------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)          $9,452          $3,074        $5,393
Ratio of Expenses to Average Net Assets
  (2)                                            1.25%**         1.25%         1.25%**
Ratio of Net Investment Income to
  Average Net Assets (2)                         1.86%**         1.21%         1.68%**
Portfolio Turnover Rate                            17%             33%           18%
---------------
(2) Effect of voluntary expense limitation during the period:
     Per share benefit to net
       investment income                          N/A           $0.00+        $0.00
   Ratios before expense limitation:
     Expenses to Average Net Assets               N/A            1.27%         1.27%**
     Net Investment Income to Average
       Net Assets                                 N/A            1.19%         1.66%**

--------------------------------------------------------------------------------

**   Annualized
***  The Portfolio began offering Class B Shares on January 2, 1996.
+    Amount is less than $0.01 per share.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
--------------------------------------------------------------------------------
INTERNATIONAL MAGNUM PORTFOLIO

--------------------------------------------------------------------------------

                                                            CLASS A
                                         ---------------------------------------------
                                            SIX MONTHS                     PERIOD FROM
                                                 ENDED                       MARCH 15,
                                              JUNE 30,      YEAR ENDED        1996* TO
                                                  1998    DECEMBER 31,    DECEMBER 31,
                                           (UNAUDITED)            1997            1996
--------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD     $       10.87   $       10.66   $       10.00
                                                ------          ------          ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (1)                       0.12            0.17            0.06
  Net Realized and Unrealized Gain on
    Investments                                   1.84            0.54            0.76
                                                ------          ------          ------
    Total from Investment Operations              1.96            0.71            0.82
                                                ------          ------          ------
DISTRIBUTIONS
  Net Investment Income                             --           (0.41)          (0.13)
  In Excess of Net Investment Income                --              --           (0.02)
  Net Realized Gain                                 --           (0.09)          (0.01)
                                                ------          ------          ------
    Total Distributions                             --           (0.50)          (0.16)
                                                ------          ------          ------
NET ASSET VALUE, END OF PERIOD           $       12.83   $       10.87   $       10.66
                                                ------          ------          ------
                                                ------          ------          ------
TOTAL RETURN                                     18.03%           6.58%           8.25%
                                                ------          ------          ------
                                                ------          ------          ------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)         $208,780        $159,096         $85,316
Ratio of Expenses to Average Net Assets
  (1)                                             1.00%**          1.00%          1.00%**
Ratio of Net Investment Income to
  Average Net Assets (1)                          2.16%**          1.44%          0.99%**
Portfolio Turnover Rate                             17%             41%             18%
---------------
(1) Effect of voluntary expense
   limitation during the period:
     Per share benefit to net
       investment income                 $        0.01   $        0.02   $        0.03
   Ratios before expense limitation:
     Expenses to Average Net Assets               1.11%**          1.19%          1.54%**
     Net Investment Income to Average
       Net Assets                                 2.05%**          1.25%          0.44%**
--------------------------------------------------------------------------------------

                                                            CLASS B
                                         ---------------------------------------------
                                            SIX MONTHS                     PERIOD FROM
                                                 ENDED                       MARCH 15,
                                              JUNE 30,      YEAR ENDED        1996* TO
                                                  1998    DECEMBER 31,    DECEMBER 31,
                                           (UNAUDITED)            1997            1996
--------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD     $       10.84   $       10.63   $       10.00
                                                ------          ------          ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (2)                       0.11            0.16            0.01
  Net Realized and Unrealized Gain on
    Investments                                   1.84            0.52            0.78
                                                ------          ------          ------
    Total from Investment Operations              1.95            0.68            0.79
                                                ------          ------          ------
DISTRIBUTIONS
  Net Investment Income                             --           (0.38)          (0.13)
  In Excess of Net Investment Income                --              --           (0.02)
  Net Realized Gain                                 --           (0.09)          (0.01)
                                                ------          ------          ------
    Total Distributions                             --           (0.47)          (0.16)
                                                ------          ------          ------
NET ASSET VALUE, END OF PERIOD           $       12.79   $       10.84   $       10.63
                                                ------          ------          ------
                                                ------          ------          ------
TOTAL RETURN                                     17.99%           6.33%           7.90%
                                                ------          ------          ------
                                                ------          ------          ------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)          $34,143         $28,217         $23,173
Ratio of Expenses to Average Net Assets
  (2)                                             1.25%**          1.25%          1.25%**
Ratio of Net Investment Income to
  Average Net Assets (2)                          1.91%**          1.19%          0.60%**
Portfolio Turnover Rate                             17%             41%             18%
---------------
(2) Effect of voluntary expense
   limitation during the period:
     Per share benefit to net
       investment income                 $        0.01   $        0.02   $        0.01
   Ratios before expense limitation:
     Expenses to Average Net Assets               1.36%**          1.44%          1.69%**
     Net Investment Income to Average
       Net Assets                                 1.80%**          1.00%          0.15%**

--------------------------------------------------------------------------------

*    Commencement of Operations
**   Annualized

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
--------------------------------------------------------------------------------
INTERNATIONAL SMALL CAP PORTFOLIO

--------------------------------------------------------------------------------

                                         SIX MONTHS
                                              ENDED
                                           JUNE 30,                YEAR ENDED DECEMBER 31,
                                               1998    -----------------------------------------------
                                        (UNAUDITED)        1997       1996      1995      1994  1993++
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD       $  15.61    $  16.83   $  14.94  $  15.15  $  14.64  $10.09
                                             ------    --------   --------  --------  --------  ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (1)                    0.14        0.25       0.21      0.24      0.14    0.09
  Net Realized and Unrealized Gain
    (Loss) on Investments                      2.62       (0.42)      2.29*     0.15*     0.62*   4.48*
                                             ------    --------   --------  --------  --------  ------
    Total from Investment Operations           2.76       (0.17)      2.50      0.39      0.76    4.57
                                             ------    --------   --------  --------  --------  ------
DISTRIBUTIONS
  Net Investment Income                          --       (0.31)     (0.22)    (0.23)    (0.03)   0.00+
  In Excess of Net Investment Income             --       (0.05)        --        --        --   (0.02)
  Net Realized Gain                              --       (0.77)     (0.39)    (0.37)    (0.22)     --
                                             ------    --------   --------  --------  --------  ------
    Total Distributions                          --       (1.13)     (0.61)    (0.60)    (0.25)  (0.02)
                                             ------    --------   --------  --------  --------  ------
TRANSACTION FEES                               0.01        0.08         --        --        --      --
                                             ------    --------   --------  --------  --------  ------
NET ASSET VALUE, END OF PERIOD             $  18.38    $  15.61   $  16.83  $  14.94  $  15.15  $14.64
                                             ------    --------   --------  --------  --------  ------
                                             ------    --------   --------  --------  --------  ------
TOTAL RETURN                                  17.75%      (0.55)%    16.82%     2.60%     5.25%  45.34%
                                             ------    --------   --------  --------  --------  ------
                                             ------    --------   --------  --------  --------  ------
RATIO AND SUPPLEMENTAL DATA:
Net Assets, End of Period
  (Thousands)                              $322,557    $230,095   $234,743  $198,669  $160,101  $52,834
Ratio of Expenses to Average Net
  Assets (1)                                   1.15%**     1.15%      1.15%     1.15%     1.15%   1.15%
Ratio of Net Investment Income to
  Average Net Assets (1)                       1.80%**     1.37%      1.29%     1.72%     1.18%   0.66%
Portfolio Turnover Rate                          16%         39%        35%       24%        8%     14%
---------------
(1) Effect of voluntary expense
   limitation during the period:
     Per share benefit to net
       investment income                      $0.00+      $0.01      $0.01     $0.01     $0.02   $0.10
   Ratios before expense limitation:
     Expenses to Average Net Assets            1.20%**     1.22%      1.23%     1.24%     1.29%   1.86%
     Net Investment Income (Loss) to
       Average Net Assets                      1.75%**     1.30%      1.20%     1.63%     1.04%  (0.05)%

--------------------------------------------------------------------------------

  * Includes a 1% transaction fee on purchases and redemptions of capital shares.
 **  Annualized
  +  Amount is less than $0.01 per share.
 ++ Per share amounts for the year ended December 31, 1993 are based on average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
--------------------------------------------------------------------------------
JAPANESE EQUITY PORTFOLIO

--------------------------------------------------------------------------------

                                                                        CLASS A
                                      ---------------------------------------------------------------------------
                                           SIX MONTH                                                  PERIOD FROM
                                               ENDED                                                    APRIL 25,
                                            JUNE 30,            YEAR ENDED DECEMBER 31,                  1994* TO
                                                1998     -------------------------------------        DECEMBER 31
                                         (UNAUDITED)          1997        1996++          1995               1994
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD      $     5.89     $    7.96     $    9.27     $    9.83         $    10.00
                                               -----     ---------     ---------     ---------             ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (1)              0.05          0.17            --          0.04              (0.01)
  Net Realized and Unrealized Gain
    (Loss) on Investments+                      0.24         (0.94)        (0.13)        (0.40)             (0.16)
                                               -----     ---------     ---------     ---------             ------
    Total from Investment Operations            0.29         (0.77)        (0.13)        (0.36)             (0.17)
                                               -----     ---------     ---------     ---------             ------
DISTRIBUTIONS
  Net Investment Income                           --         (1.30)        (0.66)           --                 --
  In Excess of Net Investment Income              --            --         (0.52)        (0.20)                --
                                               -----     ---------     ---------     ---------             ------
    Total Distributions                           --         (1.30)        (1.18)        (0.20)                --
                                               -----     ---------     ---------     ---------             ------
NET ASSET VALUE, END OF PERIOD            $     6.18     $    5.89     $    7.96     $    9.27         $     9.83
                                               -----     ---------     ---------     ---------             ------
                                               -----     ---------     ---------     ---------             ------
TOTAL RETURN                                    4.92%        (9.23)%       (1.40)%       (3.64)%            (1.70)%
                                               -----     ---------     ---------     ---------             ------
                                               -----     ---------     ---------     ---------             ------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period
  (Thousands)                                $63,378       $77,086      $152,229      $119,278            $50,332
Ratio of Expenses to Average Net
  Assets (1)                                    1.18%**       1.06%         1.00%         1.00%              1.00%**
Ratio of Expenses to Average Net
  Assets Excluding Interest Expense             1.00%**       1.00%          N/A           N/A                N/A
Ratio of Net Investment Income
  (Loss) to Average Net Assets (1)              0.13%**      (0.21)%       (0.04)%        0.15%             (0.10)%**
Portfolio Turnover Rate                           47%           40%           38%           52%                 1%
---------------
(1) Effect of voluntary expense
   limitation during the period:
     Per share benefit to net
       investment income (Loss)                $0.06         $0.01         $0.01         $0.06              $0.02
   Ratios before expense limitation:
     Expenses to Average Net Assets             1.35%**       1.14%         1.07%         1.20%              1.27%**
     Net Investment Loss to Average
       Net Assets                              (0.04)%**     (0.28)%       (0.11)%       (0.05)%            (0.37)%**
-----------------------------------------------------------------------------------------------------------------

                                                              CLASS B
                                        ----------------------------------------------------
                                                                                 PERIOD FROM
                                             SIX MONTH                            JANUARY 2,
                                                 ENDED         YEAR ENDED         1996*** TO
                                         JUNE 30, 1998       DECEMBER 31,       DECEMBER 31,
                                           (UNAUDITED)               1997             1996++
--------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD        $     5.87         $     7.94         $     9.25
                                                 -----             ------             ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (2)                  --               0.09              (0.02)
  Net Realized and Unrealized Gain
    (Loss) on Investments                         0.27              (0.89)             (0.14)
                                                 -----             ------             ------
    Total from Investment Operations              0.27              (0.80)             (0.16)
                                                 -----             ------             ------
DISTRIBUTIONS
  Net Investment Income                             --              (1.27)             (0.64)
  In Excess of Net Investment Income                --                 --              (0.51)
                                                 -----             ------             ------
    Total Distributions                             --              (1.27)             (1.15)
                                                 -----             ------             ------
NET ASSET VALUE, END OF PERIOD              $     6.14         $     5.87         $     7.94
                                                 -----             ------             ------
                                                 -----             ------             ------
TOTAL RETURN                                      4.60%             (9.64)%            (1.67)%
                                                 -----             ------             ------
                                                 -----             ------             ------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period
  (Thousands)                                   $1,586             $1,703             $3,431
Ratio of Expenses to Average Net
  Assets (2)                                      1.43%**            1.31%              1.25%**
Ratio of Expenses to Average Net
  Assets Excluding Interest Expense               1.25%**            1.25%               N/A
Ratio of Net Investment Loss to
  Average Net Assets (2)                         (0.11)%**          (0.53)%            (0.26)%**
Portfolio Turnover Rate                             47%                40%                38%
---------------
(2) Effect of voluntary expense
   limitation during the period:
     Per share benefit to net
       investment income (loss)                  $0.00+++           $0.01              $0.01
   Ratios before expense limitation:
     Expenses to Average Net Assets               1.60%**            1.38%              1.31%**
     Net Investment Loss to Average
       Net Assets                                (0.28)%**          (0.60)%            (0.32)%**

--------------------------------------------------------------------------------

  *  Commencement of Operations
 **  Annualized
***  The Portfolio began offering Class B Shares on January 2, 1996.
  + The amount shown for the year ended December 31, 1995 for a share outstanding throughout the year does not agree with the amount of aggregate net gains on investments for the year because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments in the Portfolio.
 ++ Per share amounts for the year ended December 31, 1996 are based on average shares outstanding.
+++  Amount is less than $0.01 per share.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
--------------------------------------------------------------------------------
LATIN AMERICAN PORTFOLIO

--------------------------------------------------------------------------------

                                                                 CLASS A
                                         -------------------------------------------------------
                                            SIX MONTHS                               PERIOD FROM
                                                 ENDED     YEAR ENDED DECEMBER       JANUARY 18,
                                              JUNE 30,             31,                  1995* TO
                                                  1998     --------------------     DECEMBER 31,
                                           (UNAUDITED)         1997        1996             1995
------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $  10.91     $  11.32    $   9.06        $   10.00
                                                ------     --------    --------           ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (1)                0.11        (0.01)       0.14             0.05
  Net Realized and Unrealized Gain
    (Loss) on Investments                        (1.78)        4.32        4.27            (0.92)
                                                ------     --------    --------           ------
    Total from Investment Operations             (1.67)        4.31        4.41            (0.87)
                                                ------     --------    --------           ------
DISTRIBUTIONS
  Net Investment Income                             --           --       (0.13)           (0.04)
  Net Realized Gain                                 --        (4.04)      (2.02)              --
  In Excess of Net Realized Gain                    --        (0.68)         --               --
  Return of Capital                                 --           --          --            (0.03)
                                                ------     --------    --------           ------
    Total Distributions                             --        (4.72)      (2.15)           (0.07)
                                                ------     --------    --------           ------
NET ASSET VALUE, END OF PERIOD                $   9.24     $  10.91    $  11.32        $    9.06
                                                ------     --------    --------           ------
                                                ------     --------    --------           ------
TOTAL RETURN                                    (15.31)%      41.28%      48.77%           (8.68)%
                                                ------     --------    --------           ------
                                                ------     --------    --------           ------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)          $53,518      $73,196     $30,409          $15,376
Ratio of Expenses to Average Net Assets
  (1)                                             1.67%**      1.89%       1.70%            1.70%**
Ratio of Expenses to Average Net Assets
  Excluding Country Tax
  Expense and Interest Expense                    1.55%**      1.70%        N/A              N/A
Ratio of Net Investment Income (Loss)
  to Average Net Assets (1)                       1.78%**     (0.14)%      1.21%            1.62%**
Portfolio Turnover Rate                            100%         286%        192%             137%
---------------
(1) Effect of voluntary expense
   limitation during the period:
     Per share benefit to net
       investment income                           N/A        $0.01       $0.05            $0.09
   Ratios before expense limitation:
     Expenses to Average Net Assets                N/A         1.96%       2.18%            3.13%**
     Net Investment Income (Loss) to
       Average Net Assets                          N/A        (0.21)%      0.75%           (0.48)%**
------------------------------------------------------------------------------------------------

                                                              CLASS B
                                         -------------------------------------------------
                                            SIX MONTHS                         PERIOD FROM
                                                 ENDED                          JANUARY 2,
                                              JUNE 30,         YEAR ENDED       1996*** TO
                                                  1998       DECEMBER 31,     DECEMBER 31,
                                           (UNAUDITED)               1997             1996
------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $  10.80           $  11.31          $  9.44
                                                ------             ------           ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (2)                       0.08                 --             0.09
  Net Realized and Unrealized Gain on
    Investments                                  (1.74)              4.21             3.90
                                                ------             ------           ------
    Total from Investment Operations             (1.66)              4.21             3.99
                                                ------             ------           ------
DISTRIBUTIONS
  Net Investment Income                             --                 --            (0.10)
  Net Realized Gain                                 --              (4.04)           (2.02)
  In Excess of Net Realized Gain                    --              (0.68)              --
                                                ------             ------           ------
    Total Distributions                             --              (4.72)           (2.12)
                                                ------             ------           ------
NET ASSET VALUE, END OF PERIOD                $   9.14           $  10.80          $ 11.31
                                                ------             ------           ------
                                                ------             ------           ------
TOTAL RETURN                                    (15.37)%            40.37%           42.44%
                                                ------             ------           ------
                                                ------             ------           ------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)           $7,387             $6,709           $1,333
Ratio of Expenses to Average Net Assets
  (2)                                             1.92%**            2.14%            1.95%**
Ratio of Expenses to Average Net Assets
  Excluding Country Tax
  Expense and Interest Expense                    1.80%**            1.95%             N/A
Ratio of Net Investment Income (Loss)
  to Average Net Assets (2)                       1.50%**           (0.34)%           0.89%**
Portfolio Turnover Rate                            100%               286%             192%
---------------
(2) Effect of voluntary expense
   limitation during the period:
     Per share benefit to net
       investment income                           N/A           $   0.00+         $  0.05
   Ratios before expense limitation:
     Expenses to Average Net Assets                N/A               2.21%            2.43%**
     Net Investment Income (Loss) to
       Average Net Assets                          N/A              (0.41)%           0.42%**

--------------------------------------------------------------------------------

  *  Commencement of Operations
 **  Annualized
***  The Portfolio began offering Class B Shares on January 2, 1996.
  +  Amount is less than $0.01 per share.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
--------------------------------------------------------------------------------
AGGRESSIVE EQUITY PORTFOLIO

--------------------------------------------------------------------------------

                                                                 CLASS A
                                         --------------------------------------------------------
                                            SIX MONTHS                                PERIOD FROM
                                                 ENDED      YEAR ENDED DECEMBER          MARCH 8,
                                              JUNE 30,              31,                  1995* TO
                                                  1998     ---------------------     DECEMBER 31,
                                           (UNAUDITED)          1997        1996             1995
-------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $  15.78     $   14.43    $  12.17         $  10.00
                                                ------     ---------    --------           ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (1)                       0.01          0.01        0.18             0.15
  Net Realized and Unrealized Gain on
    Investments                                   2.08          4.58        4.73             3.95
                                                ------     ---------    --------           ------
    Total from Investment Operations              2.09          4.59        4.91             4.10
                                                ------     ---------    --------           ------
DISTRIBUTIONS
  Net Investment Income                             --         (0.01)      (0.17)           (0.15)
  In Excess of Net Investment Income                --         (0.00)+        --               --
  Net Realized Gain                                 --         (3.23)      (2.48)           (1.78)
                                                ------     ---------    --------           ------
    Total Distributions                             --         (3.24)      (2.65)           (1.93)
                                                ------     ---------    --------           ------
NET ASSET VALUE, END OF PERIOD                  $17.87        $15.78      $14.43           $12.17
                                                ------     ---------    --------           ------
                                                ------     ---------    --------           ------
TOTAL RETURN                                     13.25%        33.31%      40.90%           41.25%
                                                ------     ---------    --------           ------
                                                ------     ---------    --------           ------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)         $223,039      $155,087     $68,480          $28,548
Ratio of Expenses to Average Net Assets
  (1)                                             1.00%**       1.02%       1.00%            1.00%**
Ratio of Expenses to Average Net Assets
  Excluding Dividend Expense on
  Securities Sold Short and Interest
  Expense                                          N/A          1.00%        N/A              N/A
Ratio of Net Investment Income to
  Average Net Assets (1)                          0.15%**       0.08%       1.26%            1.64%**
Portfolio Turnover Rate                            192%          302%        380%             309%
---------------
(1) Effect of voluntary expense
   limitation during the period:
     Per share benefit to net
       investment income                         $0.00+        $0.01       $0.03            $0.06
   Ratios before expense limitation:
     Expenses to Average Net Assets               1.03%**       1.08%       1.24%            1.59%**
     Net Investment Income to Average
       Net Assets                                 0.12%**       0.02%       1.02%            1.05%**
-------------------------------------------------------------------------------------------------

                                                              CLASS B
                                         --------------------------------------------------
                                            SIX MONTHS                          PERIOD FROM
                                                 ENDED                           JANUARY 2,
                                              JUNE 30,         YEAR ENDED        1996*** TO
                                                  1998       DECEMBER 31,      DECEMBER 31,
                                           (UNAUDITED)               1997              1996
-------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $15.72             $14.42            $12.25
                                                ------             ------            ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (2)               (0.01)             (0.01)             0.13
  Net Realized and Unrealized Gain on
    Investments                                   2.09               4.55              4.67
                                                ------             ------            ------
    Total from Investment Operations              2.08               4.54              4.80
                                                ------             ------            ------
DISTRIBUTIONS
  Net Investment Income                             --              (0.01)            (0.15)
  In Excess of Net Investment Income                --              (0.00)+              --
  Net Realized Gain                                 --              (3.23)            (2.48)
                                                ------             ------            ------
    Total Distributions                             --              (3.24)            (2.63)
                                                ------             ------            ------
NET ASSET VALUE, END OF PERIOD                $  17.80           $  15.72          $  14.42
                                                ------             ------            ------
                                                ------             ------            ------
TOTAL RETURN                                     13.23%             32.90%            39.72%
                                                ------             ------            ------
                                                ------             ------            ------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)          $23,033            $18,277            $8,805
Ratio of Expenses to Average Net Assets
  (2)                                             1.25%**            1.27%             1.25%**
Ratio of Expenses to Average Net Assets
  Excluding Dividend Expense on
  Securities Sold Short and Interest
  Expense                                          N/A               1.25%              N/A
Ratio of Net Investment Income (Loss)
  to Average Net Assets (2)                      (0.10)%**          (0.18)%            0.95%**
Portfolio Turnover Rate                            192%               302%              380%
---------------
(2) Effect of voluntary expense
   limitation during the period:
     Per share benefit to net
       investment income (loss)                  $0.00+             $0.00+            $0.03
   Ratios before expense limitation:
     Expenses to Average Net Assets               1.28%**            1.33%             1.47%**
     Net Investment Income (Loss) to
       Average Net Assets                        (0.13)%**          (0.24)%            0.73%**

--------------------------------------------------------------------------------

  *  Commencement of Operations
 **  Annualized
***  The Portfolio began offering Class B Shares on January 2, 1996.
  +  Amount is less than $0.01 per share.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
--------------------------------------------------------------------------------
EMERGING GROWTH PORTFOLIO

--------------------------------------------------------------------------------

                                                                       CLASS A
                                         --------------------------------------------------------------------
                                            SIX MONTHS
                                                 ENDED                  YEAR ENDED DECEMBER 31,
                                         JUNE 30, 1998     --------------------------------------------------
                                           (UNAUDITED)        1997      1996       1995       1994       1993
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $   7.72     $ 13.50   $ 21.49   $  16.12   $  16.22   $  16.22
                                                ------     -------   -------   --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (1)                0.10       (0.07)    (0.19)     (0.18)     (0.09)     (0.11)
  Net Realized and Unrealized Gain
    (Loss) on Investments                         1.39        1.09      0.89       5.55      (0.01)      0.11
                                                ------     -------   -------   --------   --------   --------
    Total from Investment Operations              1.49        1.02      0.70       5.37      (0.10)      0.00
                                                ------     -------   -------   --------   --------   --------
DISTRIBUTIONS
  Net Realized Gain                                 --       (6.80)    (8.69)        --         --         --
                                                ------     -------   -------   --------   --------   --------
    Total Distributions                             --       (6.80)    (8.69)        --         --         --
                                                ------     -------   -------   --------   --------   --------
NET ASSET VALUE, END OF PERIOD                $   9.21     $  7.72   $ 13.50   $  21.49   $  16.12   $  16.22
                                                ------     -------   -------   --------   --------   --------
                                                ------     -------   -------   --------   --------   --------
TOTAL RETURN                                     19.30%      11.36%     3.72%     33.31%     (0.62)%     0.00%
                                                ------     -------   -------   --------   --------   --------
                                                ------     -------   -------   --------   --------   --------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)          $70,339     $57,777   $62,793   $119,378   $117,669   $103,621
Ratio of Expenses to Average Net Assets
  (1)                                             1.25%**     1.25%     1.25%      1.25%      1.25%      1.25%
Ratio of Net Investment Income (Loss)
  to Average Net Assets (1)                       2.32%**    (0.87)%   (0.88)%    (0.76)%    (0.61)%    (0.77)%
Portfolio Turnover Rate                            185%        228%       33%        25%        24%        25%
---------------
(1) Effect of voluntary expense
   limitation during the period:
     Per share benefit to Net
       Investment Income (Loss)                  $0.01       $0.01     $0.01     $0.003     $0.002      $0.01
   Ratios before expense limitation:
     Expenses to Average Net Assets               1.37%**     1.34%     1.30%      1.26%      1.26%      1.31%
     Net Investment Income (Loss) to
       Average Net Assets                         2.20%**    (0.95)%   (0.92)%    (0.77)%    (0.62)%    (0.83)%
-------------------------------------------------------------------------------------------------------------

                                                               CLASS B
                                         ---------------------------------------------------
                                                                                 PERIOD FROM
                                             SIX MONTHS                           JANUARY 2,
                                                  ENDED         YEAR ENDED        1996*** TO
                                          JUNE 30, 1998       DECEMBER 31,      DECEMBER 31,
                                            (UNAUDITED)               1997              1996
--------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $   7.63           $  13.45          $  21.47
                                                 ------             ------            ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (2)                 0.09              (0.06)            (0.15)
  Net Realized and Unrealized Gain on
    Investments                                    1.37               1.04              0.82
                                                 ------             ------            ------
    Total From Operations                          1.46               0.98              0.67
                                                 ------             ------            ------
DISTRIBUTIONS
  Net Realized Gain                                  --              (6.80)            (8.69)
                                                 ------             ------            ------
    Total Distributions                              --              (6.80)            (8.69)
                                                 ------             ------            ------
NET ASSET VALUE, END OF PERIOD                 $   9.09           $   7.63          $  13.45
                                                 ------             ------            ------
                                                 ------             ------            ------
TOTAL RETURN                                      19.14%             11.13%             3.58%
                                                 ------             ------            ------
                                                 ------             ------            ------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)            $1,428             $1,313            $3,997
Ratio of Expenses to Average Net Assets
  (2)                                              1.50%**            1.50%             1.50%**
Ratio of Net Investment Income (Loss)
  to Average Net Assets (2)                        2.09%**           (1.12)%           (1.09)%**
Portfolio Turnover Rate                             185%               228%               33%
---------------
(2) Effect of voluntary expense limitation during the period:
     Per share benefit to Net
       Investment Income (Loss)                   $0.01              $0.00+            $0.01
   Ratios before expense limitation:
     Expenses to Average Net Assets                1.62%**            1.58%             1.54%**
     Net Investment Income (Loss) to
       Average Net Assets                          1.97%**           (1.21)%           (1.14)%**

--------------------------------------------------------------------------------

 **  Annualized
***  The Portfolio began offering Class B Shares on January 2, 1996.
  +  Amount is less than $0.01 per share.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
--------------------------------------------------------------------------------
EQUITY GROWTH PORTFOLIO

--------------------------------------------------------------------------------

                                                                      CLASS A
                                         -----------------------------------------------------------------
                                            SIX MONTHS
                                                 ENDED
                                              JUNE 30,                 YEAR ENDED DECEMBER 31,
                                                  1998     -----------------------------------------------
                                           (UNAUDITED)         1997       1996      1995     1994     1993
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $16.93       $14.94     $14.14    $12.02   $12.14   $11.88
                                                ------     --------   --------  --------  -------  -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (1)                       0.02         0.06       0.17      0.22     0.17     0.22
  Net Realized and Unrealized Gain on
    Investments                                   2.63         4.48       4.07      4.93     0.21     0.28
                                                ------     --------   --------  --------  -------  -------
    Total from Investment Operations              2.65         4.54       4.24      5.15     0.38     0.50
                                                ------     --------   --------  --------  -------  -------
DISTRIBUTIONS
  Net Investment Income                             --        (0.06)     (0.17)    (0.28)   (0.13)   (0.23)
  In Excess of Net Investment Income                --        (0.00)+       --        --       --    (0.01)
  Net Realized Gain                                 --        (2.49)     (3.27)    (2.75)   (0.37)      --
                                                ------     --------   --------  --------  -------  -------
    Total Distributions                             --        (2.55)     (3.44)    (3.03)   (0.50)   (0.24)
                                                ------     --------   --------  --------  -------  -------
NET ASSET VALUE, END OF PERIOD                  $19.58       $16.93     $14.94    $14.14   $12.02   $12.14
                                                ------     --------   --------  --------  -------  -------
                                                ------     --------   --------  --------  -------  -------
TOTAL RETURN                                     15.65%       31.32%     30.97%    45.02%    3.26%    4.33%
                                                ------     --------   --------  --------  -------  -------
                                                ------     --------   --------  --------  -------  -------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)         $786,976     $591,789   $352,703  $158,112  $97,259  $73,789
Ratio of Expenses to Average Net Assets
  (1)                                             0.80%**      0.80%      0.80%     0.80%    0.80%    0.80%
Ratio of Net Investment Income to
  Average Net Assets (1)                          0.29%**      0.35%      1.12%     1.57%    1.44%    1.59%
Portfolio Turnover Rate                             80%         177%       186%      186%     146%     172%
---------------
(1) Effect of voluntary expense
   limitation during the period:
     Per share benefit to net
       investment income                         $0.00+       $0.00+     $0.01     $0.01    $0.01    $0.02
   Ratios before expense limitation:
     Expenses to Average Net Assets               0.80%**      0.82%      0.88%     0.88%    0.89%    0.93%
     Net Investment Income to Average
       Net Assets                                 0.29%**      0.33%      1.04%     1.49%    1.35%    1.46%
----------------------------------------------------------------------------------------------------------

                                                              CLASS B
                                         --------------------------------------------------
                                             SIX MONTHS                         PERIOD FROM
                                                  ENDED                          JANUARY 2,
                                               JUNE 30,         YEAR ENDED       1996*** TO
                                                   1998       DECEMBER 31,     DECEMBER 31,
                                            (UNAUDITED)               1997             1996
-------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $16.91             $14.92           $14.22
                                                 ------             ------           ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (2)                        0.01               0.04             0.13
  Net Realized and Unrealized Gain on
    Investments                                    2.61               4.46             3.99
                                                 ------             ------           ------
    Total from Investment Operations               2.62               4.50             4.12
                                                 ------             ------           ------
DISTRIBUTIONS
  Net Investment Income                              --              (0.02)           (0.15)
  Net Realized Gain                                  --              (2.49)           (3.27)
                                                 ------             ------           ------
    Total Distributions                              --              (2.51)           (3.42)
                                                 ------             ------           ------
NET ASSET VALUE, END OF PERIOD                 $  19.53           $  16.91         $  14.92
                                                 ------             ------           ------
                                                 ------             ------           ------
TOTAL RETURN                                      15.49%             31.05%           29.92%
                                                 ------             ------           ------
                                                 ------             ------           ------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)           $61,476            $27,879           $5,498
Ratio of Expenses to Average Net Assets
  (2)                                              1.05%**            1.05%            1.05%**
Ratio of Net Investment Income to
  Average Net Assets (2)                           0.07%**            0.10%            0.91%**
Portfolio Turnover Rate                              80%               177%             186%
---------------
(2) Effect of voluntary expense limitation during the period:
     Per share benefit to net
       investment income                          $0.00+             $0.01            $0.01
   Ratios before expense limitation:
     Expenses to Average Net Assets                1.05%**            1.07%            1.12%**
     Net Investment Income to Average
       Net Assets                                  0.07%**            0.08%            0.84%**

--------------------------------------------------------------------------------

 **  Annualized
***  The Portfolio began offering Class B Shares on January 2, 1996.
  +  Amount is less than $0.01 per share.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
--------------------------------------------------------------------------------
SMALL CAP VALUE EQUITY PORTFOLIO

--------------------------------------------------------------------------------

                                                                        CLASS A
                                         ----------------------------------------------------------------------
                                            SIX MONTHS
                                                 ENDED                   YEAR ENDED DECEMBER 31,
                                         JUNE 30, 1998     ----------------------------------------------------
                                           (UNAUDITED)              1997      1996     1995      1994      1993
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $11.24            $10.89    $11.91   $10.80    $11.10    $10.14
                                                ------            ------   -------  -------  --------  --------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (1)                       0.01              0.07      0.32     0.30      0.28      0.24
  Net Realized and Unrealized Gain
    (Loss) on Investments                         0.97              3.72      2.36     1.82     (0.01)     0.90
                                                ------            ------   -------  -------  --------  --------
    Total from Investment Operations              0.98              3.79      2.68     2.12      0.27      1.14
                                                ------            ------   -------  -------  --------  --------
DISTRIBUTIONS
  Net Investment Income                             --             (0.08)    (0.32)   (0.38)    (0.27)    (0.18)
  In excess of Net Investment Income                --             (0.00)+      --       --        --        --
  Net Realized Gain                                 --             (3.36)    (3.38)   (0.63)    (0.30)       --
                                                ------            ------   -------  -------  --------  --------
    Total Distributions                             --             (3.44)    (3.70)   (1.01)    (0.57)    (0.18)
                                                ------            ------   -------  -------  --------  --------
NET ASSET VALUE, END OF PERIOD                  $12.22            $11.24    $10.89   $11.91    $10.80    $11.10
                                                ------            ------   -------  -------  --------  --------
                                                ------            ------   -------  -------  --------  --------
TOTAL RETURN                                      8.72%            36.80%    22.99%   20.63%     2.53%    11.33%
                                                ------            ------   -------  -------  --------  --------
                                                ------            ------   -------  -------  --------  --------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)          $42,472           $35,612   $23,970  $51,919   $40,033   $26,775
Ratio of Expenses to Average Net Assets
  (1)                                             1.01%**           1.01%     1.00%    1.00%     1.00%     1.00%
Ratio of Expenses to Average Net Assets
  Excluding Interest Expense                      1.00%**           1.00%      N/A      N/A       N/A       N/A
Ratio of Net Investment Income to
  Average Net Assets (1)                          0.14%**           0.55%     2.20%    2.60%     2.67%     2.56%
Portfolio Turnover Rate                             90%              178%       32%      36%       22%       29%
---------------
(1) Effect of voluntary expense
   limitation during the period:
     Per share benefit to net
       investment income                         $0.03             $0.04     $0.04    $0.02     $0.03     $0.06
   Ratios before expense limitation:
     Expenses to Average Net Assets               1.39%**           1.32%     1.32%    1.21%     1.26%     1.68%
     Net Investment Income (Loss) to
       Average Net Assets                        (0.24)%**          0.24%     1.89%    2.39%     2.41%     1.88%
---------------------------------------------------------------------------------------------------------------

                                                               CLASS B
                                         ---------------------------------------------------
                                             SIX MONTHS                          PERIOD FROM
                                                  ENDED                           JANUARY 2,
                                               JUNE 30,         YEAR ENDED        1996*** TO
                                                   1998       DECEMBER 31,      DECEMBER 31,
                                            (UNAUDITED)               1997              1996
--------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $  11.21           $  10.88          $  11.95
                                                 ------             ------            ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (2)                (0.01)              0.10              0.23
  Net Realized and Unrealized Gain on
    Investments                                    0.97               3.65              2.38
                                                 ------             ------            ------
    Total from Investment Operations               0.96               3.75              2.61
                                                 ------             ------            ------
DISTRIBUTIONS
  Net Investment Income                              --              (0.06)            (0.30)
  In excess of Net Investment Income                 --              (0.00)+              --
  Net Realized Gain                                  --              (3.36)            (3.38)
                                                 ------             ------            ------
    Total Distributions                              --              (3.42)            (3.68)
                                                 ------             ------            ------
NET ASSET VALUE, END OF PERIOD                 $  12.17           $  11.21          $  10.88
                                                 ------             ------            ------
                                                 ------             ------            ------
TOTAL RETURN                                       8.56%             36.51%            22.33%
                                                 ------             ------            ------
                                                 ------             ------            ------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)            $7,156             $7,523            $1,689
Ratio of Expenses to Average Net Assets
  (2)                                              1.26%**            1.26%             1.24%**
Ratio of Expenses to Average Net Assets
  Excluding Interest Expense                       1.25%**            1.25%              N/A
Ratio of Net Investment Income (Loss)
  to Average Net Assets (2)                       (0.10)%**          (0.06)%            1.93%**
Portfolio Turnover Rate                              90%               178%               32%
---------------
(2) Effect of voluntary expense
   limitation during the period:
     Per share benefit to net
       investment income (loss)                   $0.04              $0.02             $0.05
   Ratios before expense limitation:
     Expenses to Average Net Assets                1.64%**            1.56%             1.69%**
     Net Investment Income (Loss) to
       Average Net Assets                         (0.48)%**          (0.36)%            1.50%**

--------------------------------------------------------------------------------

 **  Annualized
***  The Portfolio began offering Class B Shares on January 2, 1996.
  +  Amount is less than $0.01 per share.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
--------------------------------------------------------------------------------
TECHNOLOGY PORTFOLIO

--------------------------------------------------------------------------------

                                                               CLASS A
                                         ---------------------------------------------------
                                             SIX MONTHS                          PERIOD FROM
                                                  ENDED                        SEPTEMBER 16,
                                               JUNE 30,         YEAR ENDED          1996* TO
                                                 1998++       DECEMBER 31,      DECEMBER 31,
                                            (UNAUDITED)               1997              1996
--------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $  11.73           $  10.71          $  10.00
                                                 ------             ------            ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (1)                (0.06)              0.07             (0.02)
  Net Realized and Unrealized Gain on
    Investments                                    2.56               3.75              0.73
                                                 ------             ------            ------
    Total from Investment Operations               2.50               3.82              0.71
                                                 ------             ------            ------
DISTRIBUTIONS
  Net Investment Income                              --              (0.26)               --
  Net Realized Gain                                  --              (1.28)               --
  In Excess of Net Realized Gain                     --              (1.00)               --
  Return of Capital                                  --              (0.26)               --
                                                 ------             ------            ------
    Total Distributions                              --              (2.80)               --
                                                 ------             ------            ------
NET ASSET VALUE, END OF PERIOD                 $  14.23           $  11.73          $  10.71
                                                 ------             ------            ------
                                                 ------             ------            ------
TOTAL RETURN                                      21.31%             37.27%             7.10%
                                                 ------             ------            ------
                                                 ------             ------            ------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)           $31,585            $31,788            $3,595
Ratio of Expenses to Average Net Assets
  (1)                                              1.34%**            1.25%             1.25%**
Ratio of Expenses to Average Net Assets
  Excluding Interest Expense                       1.25%**             N/A               N/A
Ratio of Net Investment Income (Loss)
  to Average Net Assets (1)                       (0.85)%**          (1.07)%           (0.70)%**
Portfolio Turnover Rate                             150%               622%               77%
---------------
(1) Effect of voluntary expense
   limitation during the period:
     Per share benefit to Net
       Investment Income (Loss)                   $0.04              $0.08             $0.22
   Ratios before expense limitation:
     Expenses to Average Net Assets                1.93%**            2.47%             8.51%**
     Net Investment Loss to Average Net
       Assets                                     (1.44)%**          (2.30)%           (7.96)%**
--------------------------------------------------------------------------------------------

                                                               CLASS B
                                         ---------------------------------------------------
                                             SIX MONTHS                          PERIOD FROM
                                                  ENDED                        SEPTEMBER 16,
                                               JUNE 30,         YEAR ENDED          1996* TO
                                                 1998++       DECEMBER 31,      DECEMBER 31,
                                            (UNAUDITED)               1997              1996
--------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $  11.72           $  10.71          $  10.00
                                                 ------             ------            ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (2)                (0.07)              0.04             (0.02)
  Net Realized and Unrealized Gain on
    Investments                                    2.55               3.74              0.73
                                                 ------             ------            ------
    Total from Investment Operations               2.48               3.78              0.71
                                                 ------             ------            ------
DISTRIBUTIONS
  Net Investment Income                              --              (0.25)               --
  Net Realized Gain                                  --              (1.28)               --
  In Excess of Net Realized Gain                     --              (1.00)               --
  Return of Capital                                  --              (0.24)               --
                                                 ------             ------            ------
    Total Distributions                              --              (2.77)               --
                                                 ------             ------            ------
NET ASSET VALUE, END OF PERIOD                 $  14.20           $  11.72          $  10.71
                                                 ------             ------            ------
                                                 ------             ------            ------
TOTAL RETURN                                      21.16%             36.90%             7.10%
                                                 ------             ------            ------
                                                 ------             ------            ------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)            $1,272             $2,394            $1,487
Ratio of Expenses to Average Net Assets
  (2)                                              1.59%**            1.50%             1.50%**
Ratio of Expenses to Average Net Assets
  Excluding Interest Expense                       1.50%**             N/A               N/A
Ratio of Net Investment Income (Loss)
  to Average Net Assets (2)                       (1.08)%**          (1.41)%           (1.00)%**
Portfolio Turnover Rate                             150%               622%               77%
---------------
(2) Effect of voluntary expense
   limitation during the period:
     Per share benefit to net
       investment loss                            $0.04              $0.04             $0.19
   Ratios before expense limitation:
     Expenses to Average Net Assets                2.18%**            2.72%             9.14%**
     Net Investment Income (Loss) to
       Average Net Assets                         (1.67)%**          (2.63)%           (8.65)%**

--------------------------------------------------------------------------------

  *  Commencement of operations
 **  Annualized
 ++ Per share amounts for the six months ended June 30, 1998 are based on average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
--------------------------------------------------------------------------------
U.S. EQUITY PLUS PORTFOLIO

--------------------------------------------------------------------------------

                                                      CLASS A
                                         ---------------------------------
                                             SIX MONTHS        PERIOD FROM
                                                  ENDED           JULY 31,
                                               JUNE 30,           1997* TO
                                                 1998++       DECEMBER 31,
                                            (UNAUDITED)             1997++
--------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $  10.31           $  10.00
                                                 ------             ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (1)                        0.05               0.06
  Net Realized and Unrealized Gain on
    Investments                                    1.48               0.33
                                                 ------             ------
    Total from Investment Operations               1.53               0.39
                                                 ------             ------
DISTRIBUTIONS
  Net Investment Income                              --              (0.05)
  Net Realized Gain                                  --              (0.03)
                                                 ------             ------
    Total Distributions                              --              (0.08)
                                                 ------             ------
NET ASSET VALUE, END OF PERIOD                   $11.84             $10.31
                                                 ------             ------
                                                 ------             ------
TOTAL RETURN                                      14.84%              3.94%
                                                 ------             ------
                                                 ------             ------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)           $31,504            $20,914
Ratio of Expenses to Average Net Assets
  (1)                                              0.80%**            0.80%**
Ratio of Net Investment Income to
  Average Net Assets (1)                           0.94%**            1.32%**
Portfolio Turnover Rate                             131%                15%
---------------
(1) Effect of voluntary expense
   limitation during the period:
     Per share benefit to net
      investment income                           $0.02              $0.07
   Ratios before expense limitation:
     Expenses to Average Net Assets                1.24%**            2.37%**
     Net Investment Income to Average
      Net Assets                                   0.50%**           (0.25)%**
--------------------------------------------------------------------------

                                                      CLASS B
                                         ---------------------------------
                                             SIX MONTHS        PERIOD FROM
                                                  ENDED           JULY 31,
                                               JUNE 30,           1997* TO
                                                 1998++       DECEMBER 31,
                                            (UNAUDITED)             1997++
--------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $  10.31           $  10.00
                                                 ------             ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (2)                        0.03               0.02
  Net Realized and Unrealized Gain on
    Investments                                    1.49               0.37
                                                 ------             ------
    Total from Investment Operations               1.52               0.39
                                                 ------             ------
DISTRIBUTIONS
  Net Investment Income                              --              (0.05)
  Net Realized Gain                                  --              (0.03)
                                                 ------             ------
    Total Distributions                              --              (0.08)
                                                 ------             ------
NET ASSET VALUE, END OF PERIOD                 $  11.83           $  10.31
                                                 ------             ------
                                                 ------             ------
TOTAL RETURN                                      14.74%              3.93%
                                                 ------             ------
                                                 ------             ------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)            $1,138               $102
Ratio of Expenses to Average Net Assets
  (1)                                              1.05%**            1.05%**
Ratio of Net Investment Income to
  Average Net Assets (1)                           0.54%**            0.48%**
Portfolio Turnover Rate                             131%                15%
---------------
(2) Effect of voluntary expense limitation during the period:
     Per share benefit to net
      investment income                           $0.03              $0.00+
   Ratios before expense limitation:
     Expenses to Average Net Assets                1.49%**            2.63%**
     Net Investment Income to Average
      Net Assets                                   0.10%**           (0.32)%**

--------------------------------------------------------------------------------

  *  Commencement of Operations
 **  Annualized
  +  Amount is less than $0.01 per share.
 ++  Per share amounts are based on average shares oustanding.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
--------------------------------------------------------------------------------
U.S. REAL ESTATE PORTFOLIO

--------------------------------------------------------------------------------

                                                              CLASS A
                                         -------------------------------------------------
                                            SIX MONTHS                         PERIOD FROM
                                                 ENDED        YEAR ENDED      FEBRUARY 24,
                                              JUNE 30,       DECEMBER 31,         1995* TO
                                                  1998    ------------------  DECEMBER 31,
                                           (UNAUDITED)        1997      1996          1995
------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $ 15.38    $  14.41  $  11.42  $      10.00
                                                ------    --------  --------        ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (1)                       0.22        0.42      0.37          0.26
  Net Realized and Unrealized Gain
    (Loss) on Investments                        (1.02)       3.40      4.02          1.84
                                                ------    --------  --------        ------
    Total from Investment Operations             (0.80)       3.82      4.39          2.10
                                                ------    --------  --------        ------
DISTRIBUTIONS
  Net Investment Income                          (0.09)      (0.43)    (0.39)        (0.24)
  Net Realized Gain                                 --       (2.16)    (1.01)        (0.44)
  In Excess of Net Realized Gain                    --       (0.26)       --            --
                                                ------    --------  --------        ------
    Total Distributions                          (0.09)      (2.85)    (1.40)        (0.68)
                                                ------    --------  --------        ------
NET ASSET VALUE, END OF PERIOD                 $ 14.49    $  15.38  $  14.41  $      11.42
                                                ------    --------  --------        ------
                                                ------    --------  --------        ------
TOTAL RETURN                                     (5.23)%     27.62%    39.56%        21.07%
                                                ------    --------  --------        ------
                                                ------    --------  --------        ------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)         $329,871    $361,549  $210,368       $69,509
Ratio of Expenses to Average Net Assets
  (1)                                             1.00%**     1.00%     1.00%         1.00%**
Ratio of Net Investment Income to
  Average Net Assets (1)                          2.97%**     2.72%     3.08%         4.04%**
Portfolio Turnover Rate                             71%        135%      171%          158%
---------------
(1) Effect of voluntary expense
   limitation during the period:
     Per share benefit to net
       investment income                         $0.00+      $0.01     $0.02         $0.02
   Ratios before expense limitation:
     Expenses to Average Net Assets               1.01%**     1.04%     1.14%         1.33%**
     Net Investment Income to Average
       Net Assets                                 2.96%**     2.68%     2.93%         3.71%**
------------------------------------------------------------------------------------------

                                                            CLASS B
                                         ---------------------------------------------
                                            SIX MONTHS                     PERIOD FROM
                                                 ENDED                      JANUARY 2,
                                              JUNE 30,       YEAR ENDED     1996*** TO
                                                  1998     DECEMBER 31,   DECEMBER 31,
                                           (UNAUDITED)             1997           1996
--------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $ 15.34          $ 14.39        $ 11.50
                                                ------           ------         ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (2)                       0.24             0.47           0.35
  Net Realized and Unrealized Gain
    (Loss) on Investments                        (1.07)            3.29           3.92
                                                ------           ------         ------
    Total from Investment Operations             (0.83)            3.76           4.27
                                                ------           ------         ------
DISTRIBUTIONS
  Net Investment Income                          (0.08)           (0.39)         (0.37)
  Net Realized Gain                                 --            (2.16)         (1.01)
  In Excess of Net Realized Gain                    --            (0.26)            --
                                                ------           ------         ------
    Total Distributions                          (0.08)           (2.81)         (1.38)
                                                ------           ------         ------
NET ASSET VALUE, END OF PERIOD                 $ 14.43          $ 15.34        $ 14.39
                                                ------           ------         ------
                                                ------           ------         ------
TOTAL RETURN                                     (5.43)%          27.21%         38.23%
                                                ------           ------         ------
                                                ------           ------         ------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)          $18,776          $21,231         $8,734
Ratio of Expenses to Average Net Assets
  (2)                                             1.25%**          1.25%          1.25%**
Ratio of Net Investment Income to
  Average Net Assets (2)                          2.84%**          3.49%          2.91%**
Portfolio Turnover Rate                             71%             135%           171%
---------------
(2) Effect of voluntary expense limitation during the period:
     Per share benefit to net
       investment income                         $0.00+           $0.00+         $0.02
   Ratios before expense limitation:
     Expenses to Average Net Assets               1.26%**          1.28%          1.37%**
     Net Investment Income to Average
       Net Assets                                 2.83%**          3.46%          2.79%**

--------------------------------------------------------------------------------

  *  Commencement of Operations
 **  Annualized
***  The Portfolio began offering Class B Shares on January 2, 1996.
  +  Amount is less than $0.01 per share.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
--------------------------------------------------------------------------------
VALUE EQUITY PORTFOLIO

--------------------------------------------------------------------------------

                                                                  CLASS A
                                         ---------------------------------------------------------
                                             SIX
                                          MONTHS
                                           ENDED
                                            JUNE
                                             30,               YEAR ENDED DECEMBER 31,
                                            1998    ----------------------------------------------
                                         (UNAUDITED)    1997     1996      1995     1994      1993
--------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD     $ 13.62    $ 13.89  $  13.94  $  11.50  $ 12.63   $ 11.31
                                         -------    -------  --------  --------  -------   -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (1)                 0.11       0.35      0.41      0.38     0.40      0.37
  Net Realized and Unrealized Gain
    (Loss) on Investments                   1.36       3.51      2.27      3.30    (0.55)     1.31
                                         -------    -------  --------  --------  -------   -------
    Total from Investment Operations        1.47       3.86      2.68      3.68    (0.15)     1.68
                                         -------    -------  --------  --------  -------   -------
DISTRIBUTIONS
  Net Investment Income                    (0.06)     (0.35)    (0.41)    (0.47)   (0.40)    (0.36)
  Net Realized Gain                           --      (3.78)    (2.32)    (0.77)   (0.58)       --
                                         -------    -------  --------  --------  -------   -------
    Total Distributions                    (0.06)     (4.13)    (2.73)    (1.24)   (0.98)    (0.36)
                                         -------    -------  --------  --------  -------   -------
NET ASSET VALUE, END OF PERIOD           $ 15.03    $ 13.62  $  13.89  $  13.94  $ 11.50   $ 12.63
                                         -------    -------  --------  --------  -------   -------
                                         -------    -------  --------  --------  -------   -------
TOTAL RETURN                               10.78%     29.20%    19.73%    33.69%   (1.29)%   15.14%
                                         -------    -------  --------  --------  -------   -------
                                         -------    -------  --------  --------  -------   -------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)    $96,806    $86,054  $106,128  $147,365  $73,406   $54,598
Ratio of Expenses to Average Net Assets
  (1)                                       0.71%**    0.70%     0.70%     0.70%    0.70%     0.70%
Ratio of Expenses to Average Net Assets
  Excluding Interest Expense                0.70%**     N/A       N/A       N/A      N/A       N/A
Ratio of Net Investment Income to
  Average Net Assets (1)                    1.47%**    2.15%     2.62%     3.01%    3.37%     3.23%
Portfolio Turnover Rate                       68%        36%       42%       43%      33%       51%
---------------
(1) Effect of voluntary expense
   limitation during the period:
     Per share benefit to net
       investment income                   $0.01      $0.02     $0.01     $0.01    $0.01     $0.03
   Ratios before expense limitation:
     Expenses to Average Net Assets         0.81%**    0.80%     0.78%     0.77%    0.80%     0.95%
     Net Investment Income to Average
       Net Assets                           1.38%**    2.06%     2.55%     2.94%    3.27%     2.98%
--------------------------------------------------------------------------------------------------

                                                         CLASS B
                                         ----------------------------------------
                                          SIX MONTHS                  PERIOD FROM
                                               ENDED     YEAR ENDED    JANUARY 2,
                                            JUNE 30,       DECEMBER    1996*** TO
                                                1998            31,  DECEMBER 31,
                                         (UNAUDITED)           1997          1996
---------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD     $     13.59    $     13.89  $      14.06
                                         -----------    -----------        ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (2)                     0.08           0.28          0.29
  Net Realized and Unrealized Gain on
    Investments                                 1.37           3.51          2.25
                                         -----------    -----------        ------
    Total from Investment Operations            1.45           3.79          2.54
                                         -----------    -----------        ------
DISTRIBUTIONS
  Net Investment Income                        (0.05)         (0.31)        (0.39)
  Net Realized Gain                               --          (3.78)        (2.32)
                                         -----------    -----------        ------
    Total Distributions                        (0.05)         (4.09)        (2.71)
                                         -----------    -----------        ------
NET ASSET VALUE, END OF PERIOD           $     14.99    $     13.59  $      13.89
                                         -----------    -----------        ------
                                         -----------    -----------        ------
TOTAL RETURN                                   10.68%         28.70%        18.57%
                                         -----------    -----------        ------
                                         -----------    -----------        ------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)         $2,457         $2,246        $2,555
Ratio of Expenses to Average Net Assets
  (2)                                           0.96%**        0.95%         0.95%**
Ratio of Expenses to Average Net Assets
  Excluding Interest Expense                    0.95%**         N/A           N/A
Ratio of Net Investment Income to
  Average Net Assets (2)                        1.22%**        1.86%         2.33%**
Portfolio Turnover Rate                           68%            36%           42%
---------------
(2) Effect of voluntary expense limitation during the period:
     Per share benefit to net
       investment income                       $0.01          $0.01         $0.01
   Ratios before expense limitation:
     Expenses to Average Net Assets             1.06%**        1.04%         1.03%**
     Net Investment Income to Average
       Net Assets                               1.12%**        1.77%         2.26%**

--------------------------------------------------------------------------------

 **  Annualized
***  The Portfolio began offering Class B Shares on January 2, 1996.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
--------------------------------------------------------------------------------
BALANCED PORTFOLIO

--------------------------------------------------------------------------------

                                                                       CLASS A
                                         -------------------------------------------------------------------
                                               SIX
                                            MONTHS
                                             ENDED
                                          JUNE 30,                   YEAR ENDED DECEMBER 31,
                                            1998++    ------------------------------------------------------
                                         (UNAUDITED)       1997       1996       1995       1994        1993
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD     $    7.55    $    8.19  $    9.98  $    8.96  $   11.13   $   11.31
                                         ---------    ---------  ---------  ---------  ---------   ---------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (1)                   0.13         0.36       0.52       0.39       0.42        0.44
  Net Realized and Unrealized Gain
    (Loss) on Investments                     0.41         0.99       0.54       1.62      (0.64)       0.79
                                         ---------    ---------  ---------  ---------  ---------   ---------
    Total from Investment Operations          0.54         1.35       1.06       2.01      (0.22)       1.23
                                         ---------    ---------  ---------  ---------  ---------   ---------
DISTRIBUTIONS
  Net Investment Income                      (0.07)       (0.36)     (0.48)     (0.50)     (0.49)      (0.41)
  In Excess of Net Investment Income            --        (0.00)+      0.00+        --        --       (0.08)
  Net Realized Gain                             --        (1.63)     (2.37)     (0.49)     (1.46)      (0.06)
  In Excess of Net Realized Gain                --           --         --         --         --       (0.86)
                                         ---------    ---------  ---------  ---------  ---------   ---------
    Total Distributions                      (0.07)       (1.99)     (2.85)     (0.99)     (1.95)      (1.41)
                                         ---------    ---------  ---------  ---------  ---------   ---------
NET ASSET VALUE, END OF PERIOD           $    8.02    $    7.55  $    8.19  $    9.98  $    8.96   $   11.13
                                         ---------    ---------  ---------  ---------  ---------   ---------
                                         ---------    ---------  ---------  ---------  ---------   ---------
TOTAL RETURN                                  7.08%       17.30%     10.93%     23.63%     (2.32)%     12.09%
                                         ---------    ---------  ---------  ---------  ---------   ---------
                                         ---------    ---------  ---------  ---------  ---------   ---------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)       $4,957       $4,606     $5,992    $22,642    $18,492     $29,684
Ratio of Expenses to Average Net Assets
  (1)                                         0.70%**      0.71%      0.70%      0.70%      0.70%       0.70%
Ratio of Expenses to Average Net Assets
  Excluding Interest Expense                   N/A         0.70%       N/A        N/A        N/A         N/A
Ratio of Net Investment Income to
  Average Net Assets (1)                      3.32%**      3.82%      3.93%      4.10%      4.13%       3.88%
Portfolio Turnover Rate                         30%          25%        22%        26%        44%        136%
---------------
(1) Effect of voluntary expense
   limitation during the period:
     Per share benefit to net
       investment income                     $0.06        $0.11      $0.08      $0.03      $0.03       $0.04
   Ratios before expense limitation:
     Expenses to Average Net Assets           2.20%**      1.83%      1.32%      1.02%      0.95%       1.02%
     Net Investment Income to Average
       Net Assets                             1.81%**      2.71%      3.31%      3.78%      3.88%       3.56%
------------------------------------------------------------------------------------------------------------

                                                    CLASS B
                                ------------------------------------------------
                                   SIX MONTHS                        PERIOD FROM
                                        ENDED                         JANUARY 2,
                                     JUNE 30,        YEAR ENDED       1996*** TO
                                       1998++      DECEMBER 31,     DECEMBER 31,
                                  (UNAUDITED)              1997             1996
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD                             $   7.53          $   8.18          $ 10.02
                                       ------            ------           ------
INCOME FROM INVESTMENT
 OPERATIONS
  Net Investment Income (2)              0.12              0.08             0.34
  Net Realized and Unrealized
    Gain on Investments                  0.40              1.24             0.65
                                       ------            ------           ------
    Total from Investment
      Operations                         0.52              1.32             0.99
                                       ------            ------           ------
DISTRIBUTIONS
  Net Investment Income                 (0.06)            (0.34)           (0.46)
  Net Realized Gain                        --             (1.63)           (2.37)
                                       ------            ------           ------
    Total Distributions                 (0.06)            (1.97)           (2.83)
                                       ------            ------           ------
NET ASSET VALUE, END OF PERIOD       $   7.99          $   7.53          $  8.18
                                       ------            ------           ------
                                       ------            ------           ------
TOTAL RETURN                             6.90%            16.94%           10.24%
                                       ------            ------           ------
                                       ------            ------           ------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period
  (Thousands)                            $239              $621           $2,197
Ratio of Expenses to Average
  Net Assets (2)                         0.95%**           0.96%            0.95%**
Ratio of Expenses to Average
  Net Assets Excluding
  Interest Expense                        N/A              0.95%             N/A
Ratio of Net Investment Income
  to Average Net Assets (2)              3.06%**           3.60%            3.73%**
Portfolio Turnover Rate                    30%               25%              22%
---------------
(2) Effect of voluntary expense limitation during the period:
     Per share benefit to net
       investment income                $0.05             $0.14            $0.07
   Ratios before expense
     limitation:
     Expenses to Average Net
       Assets                            2.30%**           2.05%            1.68%**
     Net Investment Income to
       Average Net Assets                1.71%**           2.50%            3.00%**

--------------------------------------------------------------------------------

 **  Annualized
***  The Portfolio began offering Class B Shares on January 2, 1996.
  +  Amount is less than $0.01 per share.
 ++ Per share amounts for the period ended June 30, 1998 are based on average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
--------------------------------------------------------------------------------
EMERGING MARKETS DEBT PORTFOLIO

--------------------------------------------------------------------------------

                                                                CLASS A
                                         ------------------------------------------------------
                                                                                         PERIOD
                                                                                           FROM
                                               SIX                                     FEBRUARY
                                            MONTHS                                           1,
                                             ENDED                                     1994* TO
                                          JUNE 30,        YEAR ENDED DECEMBER 31,      DECEMBER
                                            1998++    -------------------------------       31,
                                         (UNAUDITED)       1997       1996       1995      1994
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD     $    5.77    $    7.54  $    8.59  $    8.59  $  10.00
                                         ---------    ---------  ---------  ---------  --------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                       0.30         0.74       1.54       1.36      0.50
  Net Realized and Unrealized Gain
    (Loss) on Investments                    (0.52)        0.55       2.79       0.91     (1.91)
                                         ---------    ---------  ---------  ---------  --------
    Total from Investment Operations         (0.22)        1.29       4.33       2.27     (1.41)
                                         ---------    ---------  ---------  ---------  --------
DISTRIBUTIONS
  Net Investment Income                         --        (0.71)     (1.17)     (1.86)       --
  In Excess of Net Investment Income            --           --      (0.01)        --        --
  Net Realized Gain                             --        (2.17)     (4.20)     (0.41)       --
  In Excess of Net Realized Gain                --        (0.08)        --         --        --
  Return of Capital                             --        (0.10)        --         --        --
                                         ---------    ---------  ---------  ---------  --------
    Total Distributions                         --        (3.06)     (5.38)     (2.27)       --
                                         ---------    ---------  ---------  ---------  --------
NET ASSET VALUE, END OF PERIOD           $    5.55    $    5.77  $    7.54  $    8.59  $   8.59
                                         ---------    ---------  ---------  ---------  --------
                                         ---------    ---------  ---------  ---------  --------
TOTAL RETURN                                 (3.81)%      18.29%     50.52%     28.23%   (14.10)%
                                         ---------    ---------  ---------  ---------  --------
                                         ---------    ---------  ---------  ---------  --------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)     $189,461     $142,382   $152,142   $181,878  $144,949
Ratio of Expenses to Average Net Assets       2.04%**      1.60%      2.70%      1.75%     1.49%**
Ratio of Expenses to Average Net Assets
  Excluding Interest Expense and Short
  Sale Dividend Expense                       1.30%**       N/A        N/A        N/A       N/A
Ratio of Net Investment Income to
  Average Net Assets                         10.28%**      8.06%     11.66%     14.70%     9.97%**
Portfolio Turnover Rate                        226%         417%       560%       406%      273%
-----------------------------------------------------------------------------------------------

                                                    CLASS B
                                -----------------------------------------------
                                   SIX MONTHS                       PERIOD FROM
                                        ENDED                        JANUARY 2,
                                     JUNE 30,        YEAR ENDED      1996*** TO
                                       1998++      DECEMBER 31,    DECEMBER 31,
                                  (UNAUDITED)              1997            1996
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD                             $   5.77          $   7.53        $   8.68
                                       ------            ------          ------
INCOME FROM INVESTMENT
 OPERATIONS
  Net Investment Income                  0.29              0.69            1.01
  Net Realized and Unrealized
    Gain on Investments                 (0.51)             0.59            3.20
                                       ------            ------          ------
    Total from Investment
      Operations                        (0.22)             1.28            4.21
                                       ------            ------          ------
DISTRIBUTIONS
  Net Investment Income                    --             (0.69)          (1.15)
  In Excess of Net Investment
    Income                                 --                --           (0.01)
  Net Realized Gain                        --             (2.17)          (4.20)
  In Excess of Net Realized
    Gain                                   --             (0.08)             --
  Return of Capital                        --             (0.10)             --
                                       ------            ------          ------
    Total Distributions                    --             (3.04)          (5.36)
                                       ------            ------          ------
NET ASSET VALUE, END OF PERIOD       $   5.55          $   5.77        $   7.53
                                       ------            ------          ------
                                       ------            ------          ------
TOTAL RETURN                            (3.81)%           18.05%          48.52%
                                       ------            ------          ------
                                       ------            ------          ------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period
  (Thousands)                          $4,158            $2,281          $4,253
Ratio of Expenses to Average
  Net Assets                             2.29%**           1.91%           2.81%**
Ratio of Expenses to Average
  Net Assets Excluding
  Interest Expense and Short
  Sale Dividend Expense                  1.55%**            N/A             N/A
Ratio of Net Investment Income
  to Average Net Assets                  9.98%**           7.87%          11.09%**
Portfolio Turnover Rate                   226%              417%            560%

--------------------------------------------------------------------------------

  *  Commencement of Operations
 **  Annualized
***  The Portfolio began offering Class B Shares on January 2, 1996.
 ++ Per share amounts for the period ended June 30, 1998 are based on average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
--------------------------------------------------------------------------------
FIXED INCOME PORTFOLIO

--------------------------------------------------------------------------------

                                                                 CLASS A
                                         --------------------------------------------------------
                                             SIX
                                          MONTHS
                                           ENDED
                                            JUNE
                                             30,               YEAR ENDED DECEMBER 31,
                                            1998    ---------------------------------------------
                                         (UNAUDITED)    1997    1996     1995     1994       1993
-------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD     $ 10.88    $ 10.58  $ 10.81  $  9.82  $ 11.05   $  10.93
                                         -------    -------  -------  -------  -------   --------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (1)                 0.31       0.65     0.67     0.72     0.59       0.54
  Net Realized and Unrealized Gain
    (Loss) on Investments                   0.11       0.33    (0.20)    1.06    (0.92)      0.41
                                         -------    -------  -------  -------  -------   --------
    Total from Investment Operations        0.42       0.98     0.47     1.78    (0.33)      0.95
                                         -------    -------  -------  -------  -------   --------
DISTRIBUTIONS
  Net Investment Income                    (0.25)     (0.68)   (0.70)   (0.79)   (0.53)     (0.56)
  In Excess of Net Investment Income          --      (0.00)+   (0.00)+      --      --     (0.01)
  Net Realized Gain                           --         --       --       --    (0.37)     (0.26)
  In Excess of Net Realized Gain              --         --       --       --    (0.00)+       --
                                         -------    -------  -------  -------  -------   --------
    Total Distributions                    (0.25)     (0.68)   (0.70)   (0.79)   (0.90)     (0.83)
                                         -------    -------  -------  -------  -------   --------
NET ASSET VALUE, END OF PERIOD           $ 11.05    $ 10.88  $ 10.58  $ 10.81  $  9.82   $  11.05
                                         -------    -------  -------  -------  -------   --------
                                         -------    -------  -------  -------  -------   --------
TOTAL RETURN                                3.91%      9.54%    4.61%   18.76%   (3.10)%     9.07%
                                         -------    -------  -------  -------  -------   --------
                                         -------    -------  -------  -------  -------   --------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)    $205,720   $183,192 $130,733 $165,527 $209,331  $240,668
Ratio of Expenses to Average Net Assets
  (1)                                       0.45%**    0.45%    0.45%    0.45%    0.45%      0.45%
Ratio of Net Investment Income to
  Average Net Assets (1)                    5.71%**    6.11%    6.30%    6.85%    5.73%      4.97%
Portfolio Turnover Rate                       94%       163%     183%     172%     388%       240%
---------------
(1) Effect of voluntary expense
   limitation during the period:
     Per share benefit to net
       investment income                   $0.01      $0.02    $0.02    $0.01    $0.01      $0.02
   Ratios before expense limitation:
     Expenses to Average Net Assets         0.57%**    0.60%    0.60%    0.59%    0.58%      0.60%
     Net Investment Income to Average
       Net Assets                           5.59%**    5.97%    6.15%    6.71%    5.60%      4.82%
-------------------------------------------------------------------------------------------------

                                                   CLASS B
                                ---------------------------------------------
                                  SIX MONTHS                      PERIOD FROM
                                       ENDED                       JANUARY 2,
                                    JUNE 30,       YEAR ENDED      1996*** TO
                                        1998     DECEMBER 31,    DECEMBER 31,
                                 (UNAUDITED)             1997            1996
-----------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD                              $10.89           $10.58          $10.81
                                      ------           ------          ------
INCOME FROM INVESTMENT
 OPERATIONS
  Net Investment Income (2)             0.30             0.64            0.64
  Net Realized and Unrealized
    Gain (Loss) on Investments          0.11             0.33           (0.19)
                                      ------           ------          ------
    Total from Investment
      Operations                        0.41             0.97            0.45
                                      ------           ------          ------
DISTRIBUTIONS
  Net Investment Income                (0.24)           (0.66)          (0.68)
                                      ------           ------          ------
    Total Distributions                (0.24)           (0.66)          (0.68)
                                      ------           ------          ------
NET ASSET VALUE, END OF PERIOD        $11.06           $10.89          $10.58
                                      ------           ------          ------
                                      ------           ------          ------
TOTAL RETURN                            3.84%            9.48%           4.35%
                                      ------           ------          ------
                                      ------           ------          ------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period
  (Thousands)                         $4,198           $4,834          $1,462
Ratio of Expenses to Average
  Net Assets (2)                        0.60%**          0.60%           0.60%**
Ratio of Net Investment Income
  to Average Net Assets (2)             5.57%**          5.93%           6.15%**
Portfolio Turnover Rate                   94%             163%            183%
---------------
(2) Effect of voluntary expense limitation during the period:
     Per share benefit to net
       investment income               $0.01            $0.02           $0.01
   Ratios before expense
     limitation:
     Expenses to Average Net
       Assets                           0.72%**          0.74%           0.74%**
     Net Investment Income to
       Average Net Assets               5.45%**          5.78%           6.01%**

--------------------------------------------------------------------------------

 **  Annualized
***  The Portfolio began offering Class B Shares on January 2, 1996.
  +  Amount is less than $0.01 per share.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
--------------------------------------------------------------------------------
GLOBAL FIXED INCOME PORTFOLIO

--------------------------------------------------------------------------------

                                                                       CLASS A
                                         -------------------------------------------------------------------
                                            SIX MONTHS
                                                 ENDED                 YEAR ENDED DECEMBER 31,
                                         JUNE 30, 1998    --------------------------------------------------
                                           (UNAUDITED)    1997++       1996       1995       1994       1993
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $ 11.15    $11.30  $   11.22  $   10.29  $   11.68   $  11.26
                                                ------    ------  ---------  ---------  ---------   --------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (1)                       0.31      0.56       0.61       0.76       0.70       0.69
  Net Realized and Unrealized Gain
    (Loss) on Investments                         0.07     (0.40)      0.08       1.15      (1.38)      0.90
                                                ------    ------  ---------  ---------  ---------   --------
    Total from Investment Operations              0.38      0.16       0.69       1.91      (0.68)      1.59
                                                ------    ------  ---------  ---------  ---------   --------
DISTRIBUTIONS
  Net Investment Income                          (0.13)    (0.31)     (0.61)     (0.98)     (0.40)     (0.79)
  In Excess of Net Investment Income                --        --         --         --         --      (0.22)
  Net Realized Gain                                 --        --         --         --      (0.31)     (0.16)
                                                ------    ------  ---------  ---------  ---------   --------
    Total Distributions                          (0.13)    (0.31)     (0.61)     (0.98)     (0.71)     (1.17)
                                                ------    ------  ---------  ---------  ---------   --------
NET ASSET VALUE, END OF PERIOD                 $ 11.40    $11.15  $   11.30  $   11.22  $   10.29   $  11.68
                                                ------    ------  ---------  ---------  ---------   --------
                                                ------    ------  ---------  ---------  ---------   --------
TOTAL RETURN                                      3.43%     1.50%      6.44%     19.32%     (6.08)%    15.34%
                                                ------    ------  ---------  ---------  ---------   --------
                                                ------    ------  ---------  ---------  ---------   --------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)          $65,441    $84,635  $112,888   $102,852   $130,675   $172,468
Ratio of Expenses to Average Net Assets
  (1)                                             0.50%**   0.50%      0.50%      0.50%      0.50%      0.50%
Ratio of Net Investment Income to
  Average Net Assets (1)                          4.90%**   5.05%      5.50%      6.79%      6.34%      5.99%
Portfolio Turnover Rate                             48%      116%       258%       207%       171%       108%
---------------
(1) Effect of voluntary expense
   limitation during the period:
     Per share benefit to net
       investment income                         $0.01     $0.02      $0.02      $0.02      $0.02      $0.02
   Ratios before expense limitation:
     Expenses to Average Net Assets               0.73%**   0.71%      0.72%      0.71%      0.66%      0.70%
     Net Investment Income to Average
       Net Assets                                 4.67%**   4.84%      5.29%      6.58%      6.18%      5.79%
------------------------------------------------------------------------------------------------------------

                                                             CLASS B
                                         ------------------------------------------------
                                             SIX MONTHS                       PERIOD FROM
                                                  ENDED                        JANUARY 2,
                                               JUNE 30,        YEAR ENDED      1996*** TO
                                                   1998      DECEMBER 31,    DECEMBER 31,
                                            (UNAUDITED)            1997++            1996
-----------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $11.13            $11.29          $11.23
                                                 ------            ------          ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (2)                        0.21              0.54            0.48
  Net Realized and Unrealized Gain
    (Loss) on Investments                          0.17             (0.40)           0.18
                                                 ------            ------          ------
    Total from Investment Operations               0.38              0.14            0.66
                                                 ------            ------          ------
DISTRIBUTIONS
  Net Investment Income                           (0.13)            (0.30)          (0.60)
                                                 ------            ------          ------
    Total Distributions                           (0.13)            (0.30)          (0.60)
                                                 ------            ------          ------
NET ASSET VALUE, END OF PERIOD                   $11.38            $11.13          $11.29
                                                 ------            ------          ------
                                                 ------            ------          ------
TOTAL RETURN                                       3.39%             1.29%           6.12%
                                                 ------            ------          ------
                                                 ------            ------          ------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)              $330              $366          $1,559
Ratio of Expenses to Average Net Assets
  (2)                                              0.65%**           0.65%           0.65%**
Ratio of Net Investment Income to
  Average Net Assets (2)                           4.75%**           4.88%           5.28%**
Portfolio Turnover Rate                              46%              116%            258%
---------------
(2) Effect of voluntary expense limitation during the
    period:
     Per share benefit to net
       investment income                          $0.01             $0.02           $0.02
   Ratios before expense limitation:
     Expenses to Average Net Assets                0.88%**           0.86%           0.86%**
     Net Investment Income to Average
       Net Assets                                  4.52%**           4.68%           5.08%**

--------------------------------------------------------------------------------

 **  Annualized
***  The Portfolio began offering Class B Shares on January 2, 1996.
 ++ Per share amounts for the period ended December 31, 1997 are based on average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
--------------------------------------------------------------------------------
HIGH YIELD PORTFOLIO

--------------------------------------------------------------------------------

                                                                        CLASS A
                                         ---------------------------------------------------------------------
                                            SIX MONTHS
                                                 ENDED                  YEAR ENDED DECEMBER 31,
                                         JUNE 30, 1998    ----------------------------------------------------
                                           (UNAUDITED)         1997       1996       1995     1994        1993
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $ 11.58    $   10.91  $   10.46  $    9.55  $ 11.16   $    9.95
                                                ------    ---------  ---------  ---------  -------   ---------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (1)                       0.48         1.00       1.03       1.14     0.97        0.90
  Net Realized and Unrealized Gain
    (Loss) on Investments                        (0.01)        0.67       0.47       0.97    (1.40)       1.21
                                                ------    ---------  ---------  ---------  -------   ---------
    Total from Investment Operations              0.47         1.67       1.50       2.11    (0.43)       2.11
                                                ------    ---------  ---------  ---------  -------   ---------
DISTRIBUTIONS
  Net Investment Income                          (0.38)       (1.00)     (1.05)     (1.20)   (0.97)      (0.90)
  In Excess of Net Investment Income                --           --      (0.00)+        --      --          --
  Net Realized Gain                                 --           --         --         --    (0.21)         --
                                                ------    ---------  ---------  ---------  -------   ---------
    Total Distributions                          (0.38)       (1.00)     (1.05)     (1.20)   (1.18)      (0.90)
                                                ------    ---------  ---------  ---------  -------   ---------
NET ASSET VALUE, END OF PERIOD                 $ 11.67    $   11.58  $   10.91  $   10.46  $  9.55   $   11.16
                                                ------    ---------  ---------  ---------  -------   ---------
                                                ------    ---------  ---------  ---------  -------   ---------
TOTAL RETURN                                      4.09%       15.87%     15.01%     23.35%   (4.18)%     22.11%
                                                ------    ---------  ---------  ---------  -------   ---------
                                                ------    ---------  ---------  ---------  -------   ---------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)         $177,113     $113,006    $95,663    $62,245  $97,223     $74,500
Ratio of Expenses to Average Net Assets
  (1)                                             0.64%**      0.69%      0.75%      0.75%    0.75%       0.75%
Ratio of Net Investment Income to
  Average Net Assets (1)                          8.45%**      8.70%      9.78%     11.09%    9.42%       8.70%
Portfolio Turnover Rate                             44%         111%       117%        90%      74%        104%
---------------
(1) Effect of voluntary expense
   limitation during the period:
     Per share benefit to net
       investment income                           N/A          N/A      $0.01      $0.01  $ 0.001       $0.02
   Ratios before expense limitation:
     Expenses to Average Net Assets                N/A          N/A       0.82%      0.83%    0.76%       0.96%
     Net Investment Income to Average
       Net Assets                                  N/A          N/A       9.71%     11.01%    9.41%       8.49%
--------------------------------------------------------------------------------------------------------------

                                                              CLASS B
                                         --------------------------------------------------
                                             SIX MONTHS                         PERIOD FROM
                                                  ENDED                          JANUARY 2,
                                               JUNE 30,         YEAR ENDED       1996*** TO
                                                   1998       DECEMBER 31,     DECEMBER 31,
                                            (UNAUDITED)               1997             1996
-------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $ 11.56            $ 10.90          $ 10.49
                                                 ------             ------           ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (2)                        0.47               0.97             0.98
  Net Realized and Unrealized Gain
    (Loss) on Investments                         (0.02)              0.65             0.45
                                                 ------             ------           ------
    Total from Investment Operations               0.45               1.62             1.43
                                                 ------             ------           ------
DISTRIBUTIONS
  Net Investment Income                           (0.37)             (0.96)           (1.02)
                                                 ------             ------           ------
    Total Distributions                           (0.37)             (0.96)           (1.02)
                                                 ------             ------           ------
NET ASSET VALUE, END OF PERIOD                  $ 11.64            $ 11.56          $ 10.90
                                                 ------             ------           ------
                                                 ------             ------           ------
TOTAL RETURN                                       3.91%             15.48%           14.37%
                                                 ------             ------           ------
                                                 ------             ------           ------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)           $10,539             $7,213           $5,665
Ratio of Expenses to Average Net Assets
  (2)                                              0.89%**            0.93%            1.00%**
Ratio of Net Investment Income to
  Average Net Assets (2)                           8.18%**            8.48%            9.49%**
Portfolio Turnover Rate                              44%               111%             117%
---------------
(2) Effect of voluntary expense limitation during the
    period:
     Per share benefit to net
       investment income                            N/A                N/A            $0.01
   Ratios before expense limitation:
     Expenses to Average Net Assets                 N/A                N/A             1.05%**
     Net Investment Income to Average
       Net Assets                                   N/A                N/A             9.44%**

--------------------------------------------------------------------------------

 **  Annualized
***  The Portfolio began offering Class B Shares on January 2, 1996.
  +  Amount is less than $0.01 per share

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
--------------------------------------------------------------------------------
MUNICIPAL BOND PORTFOLIO

--------------------------------------------------------------------------------

                                                                   CLASS A
                                         ------------------------------------------------------------
                                            SIX MONTHS                                    PERIOD FROM
                                                 ENDED      YEAR ENDED DECEMBER 31,       JANUARY 18,
                                              JUNE 30,                                       1995* TO
                                                  1998    ----------------------------   DECEMBER 31,
                                           (UNAUDITED)           1997++           1996           1995
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $  10.51         $  10.25       $  10.37       $  10.00
                                                ------           ------         ------         ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (1)                       0.25             0.47           0.49           0.44
  Net Realized and Unrealized Gain
    (Loss) on Investments                        (0.02)            0.25          (0.12)          0.42
                                                ------           ------         ------         ------
    Total from Investment Operations              0.23             0.72           0.37           0.86
                                                ------           ------         ------         ------
DISTRIBUTIONS
  Net Investment Income                          (0.20)           (0.46)         (0.49)         (0.45)
  In Excess of Net Investment Income                --            (0.00)+            --         (0.00)+
  Net Realized Gain                                 --            (0.00)+            --         (0.04)
  In Excess of Net Realized Gain                    --            (0.00)+            --            --
                                                ------           ------         ------         ------
    Total Distributions                          (0.20)           (0.46)         (0.49)         (0.49)
                                                ------           ------         ------         ------
NET ASSET VALUE, END OF PERIOD                $  10.54         $  10.51       $  10.25       $  10.37
                                                ------           ------         ------         ------
                                                ------           ------         ------         ------
TOTAL RETURN                                      2.17%            7.25%          3.67%          8.80%
                                                ------           ------         ------         ------
                                                ------           ------         ------         ------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)          $45,686          $60,541        $40,227        $45,869
Ratio of Expenses to Average Net Assets
  (1)                                             0.45%**          0.45%          0.45%          0.45%**
Ratio of Net Investment Income to
  Average Net Assets (1)                          4.60%**          4.55%          4.77%          4.61%**
Portfolio Turnover Rate                             23%              80%            45%           180%
---------------
(1) Effect of voluntary expense
   limitation during the period:
     Per share benefit to net
       investment income                         $0.01            $0.02          $0.03          $0.03
   Ratios before expense limitation:
     Expenses to Average Net Assets               0.66%**          0.68%          0.73%          0.73%**
     Net Investment Income to Average
       Net Assets                                 4.40%**          4.33%          4.50%          4.33%**
-----------------------------------------------------------------------------------------------------

                                                      CLASS B
                                         ---------------------------------
                                                               PERIOD FROM
                                                                JANUARY 2,
                                           PERIOD ENDED         1996*** TO
                                            NOVEMBER 5,       DECEMBER 31,
                                                 1997++               1996
--------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $   10.24          $   10.37
                                                 ------             ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (2)                        0.08               0.44
  Net Realized and Unrealized Gain
    (Loss) on Investments                          0.14              (0.08)
                                                 ------             ------
    Total from Investment Operations               0.22               0.36
                                                 ------             ------
DISTRIBUTIONS
  Net Investment Income                           (0.08)             (0.49)
                                                 ------             ------
    Total Distributions                           (0.08)             (0.49)
                                                 ------             ------
NET ASSET VALUE, END OF PERIOD                $   10.38          $   10.24
                                                 ------             ------
                                                 ------             ------
TOTAL RETURN                                      (0.01)%             3.55%
                                                 ------             ------
                                                 ------             ------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                $0                $69
Ratio of Expenses to Average Net Assets
  (2)                                              0.70%**            0.70%**
Ratio of Net Investment Income to
  Average Net Assets (2)                           4.43%**            4.56%**
Portfolio Turnover Rate                             N/A                 45%
---------------
(2) Effect of voluntary expense
    limitation during the period:
     Per share benefit to net
       investment income                         $0.00+              $0.03
   Ratios before expense limitation:
     Expenses to Average Net Assets                0.93%**            0.98%**
     Net Investment Income to Average
       Net Assets                                  4.19%**            4.28%**

--------------------------------------------------------------------------------

  *  Commencement of operations
 **  Annualized
***  The Portfolio began offering Class B shares on January 2, 1996.
  +  Amount is less than $0.01 per share.
 ++ Per share amounts for the year ended December 31, 1997 and for the period ended November 5, 1997 are based on average shares outstanding. As of November 5, 1997, and for the period from March 19 through October 30, 1997, there were no outstanding Class B shares for the Municipal Bond Portfolio.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
--------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO

--------------------------------------------------------------------------------

                                            SIX MONTHS
                                                 ENDED                  YEAR ENDED DECEMBER 31,
                                         JUNE 30, 1998    ----------------------------------------------------
                                           (UNAUDITED)          1997        1996      1995      1994      1993
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $ 1.000    $    1.000  $    1.000  $  1.000  $  1.000  $  1.000
                                                ------    ----------  ----------  --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (1)                      0.026         0.051       0.049     0.054     0.040     0.027
                                                ------    ----------  ----------  --------  --------  --------
DISTRIBUTIONS
  Net Investment Income                         (0.026)       (0.051)     (0.049)   (0.054)   (0.040)   (0.027)
  In Excess of Net Investment Income                --            --          --        --        --     0.000+
                                                ------    ----------  ----------  --------  --------  --------
    Total Distributions                         (0.026)       (0.051)     (0.049)   (0.054)   (0.040)   (0.027)
                                                ------    ----------  ----------  --------  --------  --------
NET ASSET VALUE, END OF PERIOD                 $ 1.000    $    1.000  $    1.000  $  1.000  $  1.000  $  1.000
                                                ------    ----------  ----------  --------  --------  --------
                                                ------    ----------  ----------  --------  --------  --------
TOTAL RETURN                                      2.59%         5.20%       5.03%     5.51%     3.84%     2.76%
                                                ------    ----------  ----------  --------  --------  --------
                                                ------    ----------  ----------  --------  --------  --------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)       $1,630,416    $1,506,210  $1,284,633  $836,693  $690,503  $657,163
Ratio of Expenses to Average Net Assets
  (1)                                             0.49%**       0.49%       0.52%     0.51%     0.49%     0.53%
Ratio of Net Investment Income to
  Average Net Assets (1)                          5.17%**       5.12%       4.92%     5.37%     3.77%     2.71%
---------------
(1) Effect of voluntary expense
   limitation during the period:
     Per share benefit to net
       investment income                           N/A           N/A         N/A       N/A       N/A  $  0.000+
   Ratios before expense limitation:
     Expenses to Average Net Assets                N/A           N/A         N/A       N/A       N/A      0.54%
     Net Investment Income to Average
       Net Assets                                  N/A           N/A         N/A       N/A       N/A      2.70%

--------------------------------------------------------------------------------

  +  Amount is less than $0.001 per share.

--------------------------------------------------------------------------------

MUNICIPAL MONEY MARKET PORTFOLIO

--------------------------------------------------------------------------------

                                            SIX MONTHS
                                                 ENDED              YEAR ENDED DECEMBER 31,
                                         JUNE 30, 1998  ------------------------------------------------
                                           (UNAUDITED)      1997      1996      1995      1994      1993
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $ 1.000  $  1.000  $  1.000  $  1.000  $  1.000  $  1.000
                                                ------  --------  --------  --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (1)                      0.015     0.031     0.030     0.034     0.020     0.019
                                                ------  --------  --------  --------  --------  --------
DISTRIBUTIONS
  Net Investment Income                         (0.015)   (0.031)   (0.030)   (0.034)   (0.020)   (0.019)
  In Excess of Net Investment Income                --        --        --        --        --    (0.000)+
                                                ------  --------  --------  --------  --------  --------
    Total Distributions                         (0.015)   (0.031)   (0.030)   (0.034)   (0.020)   (0.019)
                                                ------  --------  --------  --------  --------  --------
NET ASSET VALUE, END OF PERIOD                 $ 1.000  $  1.000  $  1.000  $  1.000  $  1.000  $  1.000
                                                ------  --------  --------  --------  --------  --------
                                                ------  --------  --------  --------  --------  --------
TOTAL RETURN                                      1.51%     3.17%     3.02%     3.44%     2.44%     1.91%
                                                ------  --------  --------  --------  --------  --------
                                                ------  --------  --------  --------  --------  --------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)         $984,426  $804,607  $721,410  $451,519  $359,444  $266,524
Ratio of Expenses to Average Net Assets
  (1)                                             0.50%     0.50%     0.53%     0.52%     0.51%     0.54%
Ratio of Net Investment Income to
  Average Net Assets (1)                          3.04%     3.14%     2.98%     3.38%     2.42%     1.89%
---------------
(1) Effect of voluntary expense
   limitation during the
   period:
     Per share benefit to net
       investment income                           N/A       N/A       N/A       N/A       N/A  $  0.000+
   Ratios before expense limitation:
     Expenses to Average Net Assets                N/A       N/A       N/A       N/A       N/A      0.56%
     Net Investment Income to Average
       Net Assets                                  N/A       N/A       N/A       N/A       N/A      1.87%

--------------------------------------------------------------------------------

  +  Amount is less than $0.001 per share.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As of June 30, 1998, the Fund was comprised of 28 separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). At June 30, 1998, each Portfolio (with the exception of the International Small Cap and Municipal Money Market Portfolios) offers two classes of shares -- Class A and Class B. Both classes of shares have identical voting rights (except shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights. Effective February 1998, the Money Market Portfolio began offering Class B shares. Effective August 1998, the Active Country Allocation Portfolio was renamed Active International Allocation Portfolio. Please refer to the manager's reports included elsewhere in this report for a description of each Portfolio's investment objective.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average of the mean between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service which are based primarily on institutional size trading in similar groups of securities. The prices provided by a pricing service are determined without regard to bid or last sale prices, but take into account institutional size trading in similar groups of securities and any developments related to the specific securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. Securities owned by the Money Market and Municipal Money Market Portfolios are stated at amortized cost which approximates market value. All other securities and assets for which market values are not readily available, including restricted securities, are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be done by others.

2. INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

A Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned. Taxes may also be based on the movement of foreign currency and are accrued based on the value of investments denominated in such currency.

3. REPURCHASE AGREEMENTS: The Portfolios may enter into repurchase agreements under which a Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/ or retention of the collateral or proceeds may be subject to legal proceedings.

4. REVERSE REPURCHASE AGREEMENTS: The Emerging Markets Debt Portfolio may enter into reverse repurchase agreements with institutions that the Portfolio's investment adviser has determined are creditworthy. Under a reverse repurchase agreement, the Portfolio receives cash from the sale of securities and agrees to repurchase the securities at a mutually agreed upon date and price. Reverse repurchase agreements involve market risk that the value of the securities purchased with the proceeds from the sale of securities received by the Portfolio may decline below the price of the securities the Portfolio is obligated to repurchase. The Portfolio is also subject to credit risk

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONT.)
JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
equal to the amount by which the value of securities subject to repurchase exceeds the Portfolio's liability under the reverse repurchase agreement. Securities subject to repurchase under reverse repurchase agreements are designated as such in the Statements of Net Assets.

At June 30, 1998, the Emerging Markets Debt Portfolio had reverse repurchase agreements outstanding as follows:

                                               MATURITY IN
                                                  LESS
                                              THAN 365 DAYS
                                             ---------------
Value of securities subject to
 repurchase................................    $36,533,706
                                             ---------------
Liability for Reverse Repurchase
 Agreement.................................     31,749,000
Weighted Average Interest Rate.............          5.65%
                                             ---------------

For the Emerging Markets Debt Portfolio, the average weekly balance of reverse repurchase agreements outstanding during the six months ended June 30, 1998 was approximately $25,268,000, at a weighted average interest rate of 4.71%.

5. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

    - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

    - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period-end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Net Assets. The change in net unrealized currency gains (losses) for the period is reflected on the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Prior governmental approval for foreign investments may be required under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violation of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Statement of Net Assets) may be created and offered for investment. The "local" and "foreign" shares' market values may differ. In the absence of trading of the foreign shares in such markets, the Portfolios may value the foreign shares at the closing exchange price of the local shares. Such securities are identified as fair valued in the Statements of Net Assets.

6. FOREIGN CURRENCY EXCHANGE CONTRACTS: Certain Portfolios may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates and, in certain situations, to gain exposure to foreign currencies. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Portfolios as unrealized gain or loss. The Portfolios record realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONT.)
JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of the unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

7. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: Each Portfolio may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place a month or more (not to exceed 120 days) after the date of the transaction. Additionally, certain Portfolios may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Portfolio on such securities prior to delivery. When the Portfolio enters into a purchase transaction on a when-issued or delayed delivery basis, it establishes either a segregated account in which it maintains liquid assets in an amount at least equal in value to the Portfolio's commitments to purchase such securities or designates such assets as segregated on the custodian's records for the Portfolio's regular custody account. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

8. LOAN AGREEMENTS: Certain Portfolios may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders") deemed to be creditworthy by the investment adviser. A Portfolio's investments in Loans may be in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans ("Assignments") from third parties. A Portfolio's investment in Participations typically results in the Portfolio having a contractual relationship with only the Lender and not with the borrower. The Portfolios have the right to receive payments of principal, interest and any fees to which it is entitled only upon receipt by the Lender of the payments from the borrower. The Portfolios generally have no right to enforce compliance by the borrower in the terms of the loan agreement. As a result, the Portfolio may be subject to the credit risk of both the borrower and the Lender that is selling the Participation. When a Portfolio purchases Assignments from Lenders, it typically acquires direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

9. SHORT SALES: Certain Portfolios may sell securities short. A short sale is a transaction in which the Portfolios sell securities it may or may not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Portfolios are obligated to replace the borrowed securities at the market price at the time of replacement. The Portfolio may have to pay a premium to borrow the securities as well as pay any dividends or interest payable on the securities until they are replaced. A Portfolio's obligation to replace the securities borrowed in connection with a short sale will generally be secured by collateral deposited with the broker that consists of cash, U.S. government securities or other liquid, high grade debt obligations. In addition, the Portfolios will either designate on the custodian's records in its regular custody account or place in a segregated account with its Custodian an amount of cash, U.S. government securities or other liquid high grade debt obligations equal to the difference, if any, between (1) the market value of the securities sold at the time they were sold short and (2) any cash, U.S. government securities or other liquid high grade debt obligations deposited as collateral with the broker in connection with the short sale. Short sales by the Portfolios involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

10. PURCHASED AND WRITTEN OPTIONS: Certain Portfolios may write covered call and put options on their portfolio securities and other financial instruments. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the net realized gain or loss. By writing a covered call option, a Portfolio, in exchange for the premium, foregoes the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase. By writing a covered put option, a Portfolio,

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONT.)
JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
in exchange for the premium, accepts the risk of a decline in the market value of the underlying security below the exercise price.

Certain Portfolios may purchase call and put options on their portfolio securities or other financial instruments. Each Portfolio may purchase call options to protect against an increase in the price of the security or financial instrument it anticipates purchasing. Each Portfolio may purchase put options on securities which it holds or other financial instrument to protect against a decline in the value of the security or financial instrument or to close out covered written put positions. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of options relating to the securities purchased or sold by the Portfolio and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

11. SECURITY LENDING: Certain Portfolios may lend investment securities to certain qualified institutional investors who borrow securities in order to complete certain transactions. By lending investment securities, a Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would be for the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received.

Portfolios that lend securities receive cash as collateral in an amount equal to or exceeding 100% of the current market value of the loaned securities. Any cash received as collateral is invested in U.S. Government securities or interest bearing repurchase agreements with approved counterparties. A portion of the interest received on the repurchase agreements is retained by the Fund and the remainder is rebated to the borrower of the securities. The net amount of interest earned, after the interest rebate, is included in the Statement of Operations as interest income. The value of loaned securities and related collateral outstanding at June 30, 1998 are as follows:

                                  VALUE OF LOANED   VALUE OF
                                    SECURITIES     COLLATERAL
PORTFOLIO                              (000)          (000)
--------------------------------  ---------------  -----------
Active International
 Allocation.....................     $  23,432      $  24,641
Asian Equity....................         8,135          9,331
International Equity............       242,942        259,824
International Magnum............        18,944         19,892

Morgan Stanley Trust Company, an affiliate of the investment adviser, administers the security lending program and has earned fees for its services totaling approximately $19,000, $23,000, $277,000 and $9,000 for the Active International Allocation, Asian Equity, International Equity and International Magnum Portfolios, respectively, for the six months ended June 30, 1998.

12. STRUCTURED SECURITIES: The Emerging Markets Debt Portfolio may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. Structured Securities generally will expose the Portfolio to credit risks of the underlying instruments as well as of the issuer of the structured security. Structured securities are typically sold in private placement transactions with no active trading market. Investments in Structured Securities may be more volatile than their underlying instruments, however, any loss is limited to the amount of the original investment.

13. FUTURES: Certain Portfolios may purchase and sell futures contracts. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specified security, index, instrument or basket of instruments. Futures contracts (secured by cash or government securities deposited with brokers or custodians as "initial margin") are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as "variation margin") are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gains or losses in the Statement of Operations.

Certain Portfolios may use futures contracts in order to manage its exposure to the stock and bond markets, to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. Futures contracts involve market risk in excess of the amounts recognized in the Statement of Net Assets. Risks arise from the possible movements in security values underlying these instruments. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the

--------------------------------------------------------------------------------

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        Institutional Fund, Inc.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONT.)
JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
change in value of the hedged investments. In addition, there is the risk that a Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

14. SWAP AGREEMENTS: Certain Portfolios may enter into swap agreements to exchange one return or cash flow for another return or cash flow in order to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. The following summarizes swaps which may be entered into by the Portfolios:

INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statement of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statement of Operations.

Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations. Because there is no organized market for these swap agreements, the value reported in the Statement of Net Assets may differ from that which would be realized in the event the Portfolio terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, if any, at the date of default.

15. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased (other than mortgage-backed securities) are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Dividends to the shareholders of the Money Market and the Municipal Money Market Portfolios are accrued daily and are distributed on or about the 15th of each month. Distributions for the remaining Portfolios are recorded on the ex-distribution date.

The U.S. Real Estate Portfolio owns shares of real estate investment trusts ("REITs") which report information on the source of their distributions annually. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

The amount and character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for the character and timing of the recognition of gains or losses on securities and forward foreign currency exchange contracts, the timing of the deductibility of certain foreign taxes, and dividends received from real estate investment trusts.

Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications among undistributed net investment income
(loss), accumulated net realized gain (loss) and paid in capital.

Permanent book and tax differences, if any, are not included in ending undistributed (distributions in excess of) net investment income/accumulated net investment loss for the purpose of calculating net investment income (loss) per share in the Financial Highlights.

A transaction fee of one percent is charged on subscriptions and redemptions of capital shares of the International Small Cap Portfolio and are included in paid in capital.

Settlement and registration of foreign securities transactions may be subject to significant risk not normally

--------------------------------------------------------------------------------

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        Institutional Fund, Inc.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONT.)
JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
associated with investments in the United States. In certain markets, including Russia, ownership of shares is defined according to entries in the issuer's share register. In Russia, there currently exists no central registration system and the share register may not be subject to effective state supervision. It is possible that a Portfolio could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Portfolio to further risk of loss in the event of a failure to complete the transaction by the counterparty.

B. ADVISER: Morgan Stanley Asset Management Inc. (the "Adviser" or "MSAM"), a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., provides the Fund with investment advisory services under the terms of an Investment Advisory and Management Agreement (the "Agreement") at the annual rates of average daily net assets indicated below. MSAM has agreed to reduce fees payable to it and to reimburse the Portfolios, if necessary, if the annual operating expenses, as defined, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                                        MAXIMUM
                                                     EXPENSE RATIO
                                               --------------------------
PORTFOLIO                        ADVISORY FEE    CLASS A       CLASS B
-------------------------------  ------------  ------------  ------------
Active International
 Allocation....................        0.65%         0.80%         1.05%
Asian Equity...................        0.80          1.00          1.25
Asian Real Estate..............        0.80          1.00          1.25
Emerging Markets...............        1.25          1.75          2.00
European Equity................        0.80          1.00          1.25
European Real Estate...........        0.80          1.00          1.25
Global Equity..................        0.80          1.00          1.25
International Equity...........        0.80          1.00          1.25
International Magnum...........        0.80          1.00          1.25
International Small Cap........        0.95          1.15           N/A
Japanese Equity................        0.80          1.00          1.25
Latin American.................        1.10          1.70          1.95
Aggressive Equity..............        0.80          1.00          1.25
Emerging Growth................        1.00          1.25          1.50
Equity Growth..................        0.60          0.80          1.05
Small Cap Value Equity.........        0.85          1.00          1.25
Technology.....................        1.00          1.25          1.50
U.S. Equity Plus...............        0.45          0.80          1.05
U.S. Real Estate...............        0.80          1.00          1.25
Value Equity...................        0.50          0.70          0.95
Balanced.......................        0.50          0.70          0.95
Emerging Markets Debt..........        1.00          1.75          2.00
Fixed Income...................        0.35          0.45          0.60
Global Fixed Income............        0.40          0.50          0.65
High Yield.....................        0.375         0.695         0.945
Municipal Bond.................        0.35          0.45          0.70
Money Market...................        0.30          0.55           N/A
Municipal Money Market.........        0.30          0.57           N/A

C. ADMINISTRATOR: MSAM also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.15% of the average daily net assets of each Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between MSAM and The Chase Manhattan Bank ("Chase"), Chase through its corporate affiliate Chase Global Funds Services Company ("CGFSC"), provides certain administrative services to the Fund. For such services, MSAM pays Chase a portion of the fee MSAM receives from the Fund. Certain employees of CGFSC are officers of the Fund. In addition, the Fund incurs local administration fees in connection with doing business in certain emerging market countries.

D. DISTRIBUTOR: Morgan Stanley & Co., Incorporated (the "Distributor"), a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., and an affiliate of MSAM, serves as the distributor of the Fund and provides Class B shareholders of the applicable Portfolios with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Distributor is entitled to receive from each applicable Portfolio, a distribution fee, which is accrued daily and paid quarterly, at an annual rate of 0.25% of the Class B shares' average daily net assets. The Distributor may voluntarily waive from time to time all or any portion of its distribution fee. The Distributor has agreed to reduce its fees to 0.15% of the Class B shares' average daily net assets for the Fixed Income and Global Fixed Income Portfolios.

E. CUSTODIAN: Morgan Stanley Trust Company ("MSTC"), a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., acts as custodian for the Fund's assets held outside the United States in accordance with a custodian agreement. Custodian fees are computed and payable monthly based on assets held, investment purchases and sales activity, an account maintenance fee, plus reimbursement for certain out-of-pocket expenses.

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONT.)
JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

For the six months ended June 30, 1998, the following Portfolios incurred custody fees and had amounts payable to MSTC at June 30, 1998:

                                    MSTC             CUSTODY
                                CUSTODY FEES     FEES PAYABLE TO
                                  INCURRED            MSTC
                                    (000)             (000)
                               ---------------  -----------------
Active International
 Allocation..................     $     112         $     145
Asian Equity.................           167               152
Asian Real Estate............            15                19
Emerging Markets.............         2,059             1,819
European Equity..............            75                76
European Real Estate.........            18                20
Global Equity................            32                30
International Equity.........           352               419
International Magnum.........            82                78
International Small Cap......            65                62
Japanese Equity..............            20                18
Latin American...............            53                62
Emerging Markets Debt........            49               114
Global Fixed.................             8                11

In addition, for the six months ended June 30, 1998, the following Portfolios have earned interest income and incurred interest expense on balances with MSTC as follows:

                              INTEREST INCOME     INTEREST EXPENSE
                                   (000)                (000)
                            -------------------  -------------------
Asian Equity..............       $       1            $       1
Emerging Markets..........              51                   11
European Equity...........              --                    3
European Real Estate......              --                    2
International Equity......               2                    1
Latin American............               1                    1
Emerging Markets Debt.....              13                   31

F. DIRECTORS' FEES: The Fund and other funds managed by MSAM (the "Fund Complex") pays each Director, who is not an officer or affiliated person, an aggregate annual fee of $65,000, plus out-of-pocket expenses. Such fees are allocated among the funds in the Fund Complex in proportion of their respective average net assets.

Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Compensation Plan"). Under the Compensation Plan, such Directors may elect to defer their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in the Fund's shares or invested in U.S. Treasury Bills, as defined under the Compensation Plan. The total deferred fees payable, under the Compensation Plan, at June 30, 1998 totaled $490,000 and are included in Directors' Fees and Expenses Payable on the Statements of Net Assets of the Portfolio.

G. PURCHASES AND SALES: During the six months ended June 30, 1998, purchases and sales of investment securities, other than long-term U.S. Government securities and short-term investments, were:

                                        PURCHASES     SALES
PORTFOLIO                                 (000)       (000)
-------------------------------------  -----------  ---------
Active International Allocation......   $  92,708   $  54,570
Asian Equity.........................      58,510      65,497
Asian Real Estate....................       9,633       6,686
Emerging Markets.....................     660,840     546,566
European Equity......................     101,869   1,955,003
European Real Estate.................      46,773      15,998
Global Equity........................     103,201      17,975
International Equity.................     535,735     513,628
International Magnum.................      59,705      33,600
International Small Cap..............      83,159      40,569
Japanese Equity......................      36,027      40,857
Latin American.......................      75,266      82,251
Aggressive Equity....................     457,970     410,542
Emerging Growth......................     122,800     122,578
Equity Growth........................     691,848     572,681
Small Cap Value Equity...............      44,330      41,913
Technology...........................      42,549      48,035
U.S. Equity Plus.....................      43,172      35,246
U.S. Real Estate.....................     246,681     250,124
Value Equity.........................      67,631      66,054
Balanced.............................       1,457       1,788
Emerging Markets Debt................     503,836     424,555
Fixed Income.........................      94,576     150,769
Global Fixed Income..................      23,088      31,770
High Yield...........................     141,802      66,748
Municipal Bond.......................      11,896      26,385

Purchases and sales during the six months ended June 30, 1998 of long-term U.S. Government securities occurred in the Emerging Markets Debt, Fixed Income and Global Fixed Income Portfolios as follows:

                                          PURCHASES     SALES
PORTFOLIO                                   (000)       (000)
---------------------------------------  -----------  ---------
Emerging Markets Debt..................   $      --   $   4,918
Fixed Income...........................     100,061      23,073
Global Fixed Income....................       7,779      15,795

During the six months ended June 30, 1998, the following Portfolios paid brokerage commissions to

--------------------------------------------------------------------------------

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONT.)
JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
Morgan Stanley & Co., Incorporated and Dean Witter Reynolds, Inc., affiliated broker/dealers, totaling approximately:

                                      BROKERAGE COMMISSION
                                             (000)
                              ------------------------------------
                               MORGAN STANLEY       DEAN WITTER
PORTFOLIO                           & CO.         REYNOLDS, INC.
----------------------------  -----------------  -----------------
Active International
 Allocation.................      $       2          $      --
Asian Equity................             40                 --
Asian Real Estate...........             12                 --
Emerging Markets............            203                 --
European Equity.............             17                 --
European Real Estate........              6                 --
Global Equity...............             15                 --
International Magnum........              3                 --
International Small Cap.....              6                 --
Japanese Equity.............             57                 --
Latin American..............             13                 --

H. OTHER: At June 30, 1998, cost, unrealized appreciation, unrealized depreciation, and net unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of each Portfolio were:

                                                             NET APPREC.
                              COST      APPREC.    DEPREC.    (DEPREC.)
PORTFOLIO                     (000)      (000)      (000)       (000)
--------------------------  ---------  ---------  ---------  -----------
Active International
 Allocation...............  $ 222,774  $  37,852  $  (7,064)  $  30,788
Asian Equity..............     71,431      2,534    (18,196)    (15,662)
Asian Real Estate.........      3,699         23       (785)       (762)
Emerging Markets..........  1,578,245    126,460   (357,850)   (231,390)
European Equity...........    258,940     81,728     (6,487)     75,241
European Real Estate......     52,467      2,500     (2,215)        285
Global Equity.............    173,075     43,078     (9,345)     33,733
International Equity......  2,448,817    954,230   (147,630)    806,600
International Magnum......    211,608     43,056    (13,941)     29,115
International Small Cap...    308,555     57,553    (33,393)     24,160
Japanese Equity...........     76,920        665    (14,845)    (14,180)
Latin American............     69,767        290     (9,668)     (9,378)
Aggressive Equity.........    243,560     16,647     (9,521)      7,126
Emerging Growth...........     71,071      6,272     (1,849)      4,423
Equity Growth.............    779,024    130,053    (27,527)    102,526
Small Cap Value Equity....     45,627      5,960     (2,013)      3,947
Technology................     28,496      5,309     (1,417)      3,892
U.S. Equity Plus..........     30,697      2,690     (1,081)      1,609
U.S. Real Estate..........    327,692     24,110    (11,236)     12,874
Value Equity..............     83,009     15,930     (1,373)     14,557
Balanced..................      4,518        638        (36)        602
Emerging Markets Debt.....    241,488        296    (17,734)    (17,438)
Fixed Income..............    212,885      3,019       (458)      2,561
Global Fixed Income.......     61,497      1,821     (1,194)        627
High Yield................    185,023      4,070     (3,924)        146
Municipal Bond............     43,404      2,035        (27)      2,008
Money Market..............  1,626,614         --         --          --
Municipal Money Market....    980,147         --         --          --

During the six months ended June 30, 1998, the Emerging Markets Portfolio owned shares of affiliated funds for which the Portfolio earned dividend income of approximately $1,000.
At December 31, 1997, the following Portfolios had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, through the indicated expiration dates:

                                        EXPIRATION DATE
                                          DECEMBER 31,
                                             (000)
                           ------------------------------------------
PORTFOLIO                    2002       2003       2004       2005       TOTAL
-------------------------  ---------  ---------  ---------  ---------  ---------
Asian Equity.............  $      --  $      --  $      --  $  37,963  $  37,963
European Real Estate.....         --         --         --         40         40
Japanese Equity..........         --      1,668         --     11,325     12,993
Fixed Income.............      2,946         --         --         --      2,946
Global Fixed Income......      2,210      1,780         --         --      3,990
Money Market.............         --         --        411         --        411
Municipal Money Market...         --         --         22         --         22

To the extent that capital loss carryovers are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by a Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

Net capital and net currency losses incurred after October 31 and within the taxable year are deemed to arise on the first day of the Portfolio's next taxable year. For the period from November 1, 1997 to December 31, 1997 certain Portfolios incurred and elected to defer until January 1, 1998 for U.S. Federal income tax purposes, net capital and net currency losses of approximately:

                                            CAPITAL    CURRENCY
                                            LOSSES      LOSSES
PORTFOLIO                                    (000)       (000)
-----------------------------------------  ---------  -----------
Active International Allocation..........  $   3,209   $      --
Asian Equity.............................     32,015         451
Asian Real Estate........................        124          25
Emerging Markets.........................     41,323       2,054
European Equity..........................         --          64
European Real Estate.....................        281          --
International Magnum.....................        211          --
Japanese Equity..........................     16,223          --
Latin American...........................         --          31
Technology...............................      1,716          --
Emerging Markets Debt....................      2,193          --
Municipal Bond...........................          1          --

During the six months ended June 30, 1998, transactions in written call options were as follows:

COVERED CALL OPTIONS:

EMERGING MARKETS DEBT PORTFOLIO         FACE AMOUNT (000)  PREMIUM (000)
--------------------------------------  -----------------  -------------
Options outstanding at December 31,
 1997.................................      $      --        $      --
Options written during the period.....            103               88
Options expired during the period.....            (73)             (24)
Options exercised during the period...            (30)             (64)
                                                  ---              ---
Options outstanding at June 30,
 1998.................................      $      --        $      --
                                                  ---              ---
                                                  ---              ---

--------------------------------------------------------------------------------

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        Institutional Fund, Inc.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONT.)
JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

At June 30, 1998, the net assets of certain Portfolios were substantially comprised of foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. dollar value of and investment income from such securities.

Assets and liabilities, including Portfolio securities and foreign currency holdings, were translated at the following exchange rates as of June 30, 1998:

Argentine Peso..........................         0.99986   =   $1.00
Australian Dollar.......................         1.61290   =   $1.00
Austrian Shilling.......................        12.69550   =   $1.00
Belgian Franc...........................        37.22000   =   $1.00
Brazilian Real..........................         1.15655   =   $1.00
British Pound...........................         0.59880   =   $1.00
Canadian Dollar.........................         1.47155   =   $1.00
Colombian Peso..........................     1,369.60500   =   $1.00
Danish Krone............................         6.87100   =   $1.00
Egyptian Pound..........................         3.41125   =   $1.00
Finnish Markka..........................         5.48255   =   $1.00
French Franc............................         6.04750   =   $1.00
German Mark.............................         1.80350   =   $1.00
Hong Kong Dollar........................         7.74800   =   $1.00
Hungarian Forint........................       218.68000   =   $1.00
Indian Rupee............................        42.40000   =   $1.00
Indonesian Rupiah.......................    14,750.00000   =   $1.00
Italian Lira............................     1,776.85000   =   $1.00
Japanese Yen............................       138.62000   =   $1.00
Malaysian Ringgit.......................         4.15025   =   $1.00
Mexican Peso............................         8.99050   =   $1.00
Morrocan Dhiram.........................         9.75270   =   $1.00
Netherlands Guilder.....................         2.03330   =   $1.00
New Zealand Dollar......................         1.92474   =   $1.00
Norwegian Krone.........................         7.66500   =   $1.00
Pakistani Rupee.........................        46.10500   =   $1.00
Peruvian New Sol........................         2.93750   =   $1.00
Philippines Peso........................        41.70000   =   $1.00
Poland Zloty............................         3.48700   =   $1.00
Singapore Dollar........................         1.68950   =   $1.00
South African Rand......................         5.91925   =   $1.00
South Korean Won........................     1,373.00000   =   $1.00
Spanish Peseta..........................       153.35000   =   $1.00
Sri Lankan Rupee........................        65.40000   =   $1.00
Swedish Krona...........................         7.97700   =   $1.00
Swiss Franc.............................         1.51570   =   $1.00
Taiwan Dollar...........................        34.36050   =   $1.00
Thai Baht...............................        42.20000   =   $1.00
Turkish Lira............................   266,300.00000   =   $1.00
Venezuelan Bolivar......................       553.00000   =   $1.00

From time to time, certain Portfolios of the Fund have shareholders that hold a significant portion of a Portfolio's outstanding shares. Investment activities of these shareholders could have a material impact on those Portfolios.

SHAREHOLDER MEETING:

At a special shareholder meeting held on June 19, 1998, shareholders of the Small Cap Value Equity and Balanced Portfolios voted on the following proposals:

       1. To approve an agreement and plan of reorganization and liquidation providing for 1) the transfer of all of the assets and liabilities of the MSIF Small Cap Value
           Equity Portfolio to the MAS Funds ("MAS") Mid Cap Value
           Portfolio in exchange for shares of the MAS Mid Cap
           Value Portfolio; 2) the distribution of the MAS Mid Cap
           Value Portfolio shares so received to shareholders of the MSIF Small Cap Value Equity Portfolio; and 3) the termination under state law of the MSIF Small Cap Value
           Equity Portfolio.

                                          TOTAL
              VOTED                      SHARES
VOTED FOR    AGAINST     ABSTENTIONS      VOTED
---------  -----------  -------------  -----------
2,157,645       3,175        29,412     2,190,232
---------       -----        ------    -----------
---------       -----        ------    -----------

       2. To approve an agreement and plan of reorganization and liquidation providing for 1) the transfer of all of the assets and liabilities of the MSIF Balanced Portfolio to the MAS Balanced Portfolio in exchange for shares of MAS
           Balanced Portfolio; 2) the distribution of the MAS
           Balanced Portfolio shares so received to shareholders of the MSIF Balanced Portfolio; and 3) the termination under state law of the MSIF Balanced Portfolio.

              VOTED                      TOTAL SHARES
VOTED FOR    AGAINST      ABSTENTIONS        VOTED
---------  -----------  ---------------  -------------
  350,232          --             --         350,232
---------         ---            ---     -------------
---------         ---            ---     -------------

On July 20, 1998, the approved plan of reorganization and liquidation was effected. All of the assets and liabilities of the MSIF Balanced and Small Cap Value Equity Portfolios were transferred to the MAS Balanced and Mid Cap Value Portfolios, respectively. The shareholders who owned shares of the MSIF Balanced and Small Cap Value Equity Portfolios received shares of an equivalent class in the MAS Funds Balanced and Mid Cap Value Portfolios, respectively.

FEDERAL TAX INFORMATION

For the period ended July 17, 1998, the percentage of dividends paid that qualify for the 70% dividend received deduction for corporate shareholders for the Small Cap Value Equity and Balanced Portfolios are 6.7% and 17.0%, respectively.

For the period ended July 17, 1998, the following Portfolios designate long-term capital gains as follows:

                        LONG-TERM                LONG-TERM
                  CAPITAL GAINS -- 20%     CAPITAL GAINS -- 28%
PORTFOLIO                 (000)                    (000)
---------------  -----------------------  -----------------------
Small Cap Value
 Equity........         $      10                $     873
Balanced.......               321                       67

For the period ended July 17, 1998, the percentage of income earned from direct U.S. treasury obligations was 69.20% for the Balanced Portfolio.

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
                    MORGAN STANLEY INSTITUTIONAL FUND, INC.

-----------------------------------------------------------------------------

DIRECTORS

Barton M. Biggs
CHAIRMAN OF THE BOARD
 Chairman and Director, Morgan Stanley
 Asset Management Inc. and Morgan Stanley Asset
 Management Limited; Managing Director,
 Morgan Stanley & Co. Incorporated

Michael F. Klein
DIRECTOR AND PRESIDENT
 Principal, Morgan Stanley Asset Management Inc. and
 Morgan Stanley & Co. Incorporated

John D. Barrett II
Chairman and Director,
Barrett Associates, Inc.

Gerard E. Jones
Partner, Richards & O'Neil LLP

Andrew McNally IV
River Road Partners

Samuel T. Reeves
Chairman of the Board and Chief Executive Officer,
Pinacle L.L.C.

Fergus Reid
Chairman and Chief Executive Officer,
LumeLite Plastics Corporation

Frederick O. Robertshaw
Of Counsel, Copple, Chamberlin & Boehm, P.C.

INVESTMENT ADVISER AND ADMINISTRATOR

Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR

Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, New York 10020

CUSTODIANS

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11210

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP
2000 One Logan Square
Philadelphia, Pennsylvania 19103

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

OFFICERS

Stefanie V. Chang
VICE PRESIDENT

Harold J. Schaaff, Jr.
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Valerie Y. Lewis
SECRETARY

Karl O. Hartmann
ASSISTANT SECRETARY

Joanna M. Haigney
TREASURER

Rene Feuerman
ASSISTANT TREASURER

FOR CURRENT PERFORMANCE, CURRENT NET ASSET VALUE, OR FOR ASSISTANCE WITH YOUR ACCOUNT, PLEASE CONTACT THE FUND AT (800) 548-7786.

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